UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09253
Wells Fargo Funds Trust
(Exact name of registrant as specified in charter)
525 Market St., San Francisco, CA 94105
(Address of principal executive offices) (Zip code)
C. David Messman
Wells Fargo Funds Management, LLC
525 Market St., San Francisco, CA 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-643-9691
Date of fiscal year end: September 30, 2010
Date of reporting period: September 30, 2010

ITEM 1.	REPORT TO SHAREHOLDERS

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS
▪	Wells Fargo Advantage C&B Mid Cap Value Fund

▪	Wells Fargo Advantage Common Stock Fund

▪	Wells Fargo Advantage Discovery FundSM

▪	Wells Fargo Advantage Enterprise FundSM

▪	Wells Fargo Advantage Growth Opportunities Fund

▪	Wells Fargo Advantage Mid Cap Growth Fund

▪	Wells Fargo Advantage Opportunity FundSM

▪	Wells Fargo Advantage Small/Mid Cap Core Fund

▪	Wells Fargo Advantage Special Mid Cap Value Fund (formerly named Wells Fargo Advantage Mid Cap Disciplined Fund)

▪	Wells Fargo Advantage Traditional Small Cap Growth Fund

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Contents

Letter to Shareholders	2

Performance Highlights
Wells Fargo Advantage C&B Mid Cap Value Fund	6
Wells Fargo Advantage Common Stock Fund	12
Wells Fargo Advantage Discovery FundSM	16
Wells Fargo Advantage Enterprise FundSM	22
Wells Fargo Advantage Growth Opportunities Fund	28
Wells Fargo Advantage Mid Cap Growth Fund	34
Wells Fargo Advantage Opportunity FundSM	40
Wells Fargo Advantage Small/Mid Cap Core Fund	46
Wells Fargo Advantage Special Mid Cap Value Fund	52
Wells Fargo Advantage Traditional Small Cap Growth Fund	58

Fund Expenses	63

Portfolio of Investments
Wells Fargo Advantage C&B Mid Cap Value Fund	67
Wells Fargo Advantage Common Stock Fund	70
Wells Fargo Advantage Discovery FundSM	75
Wells Fargo Advantage Enterprise FundSM	79
Wells Fargo Advantage Growth Opportunities Fund	83
Wells Fargo Advantage Mid Cap Growth Fund	88
Wells Fargo Advantage Opportunity FundSM	92
Wells Fargo Advantage Small/Mid Cap Core Fund	97
Wells Fargo Advantage Special Mid Cap Value Fund	101
Wells Fargo Advantage Traditional Small Cap Growth Fund	106

Financial Statements
Statements of Assets and Liabilities	112
Statements of Operations	114
Statements of Changes in Net Assets	120
Financial Highlights	136

Notes to Financial Statements	149

Report of Independent Registered Public Accounting Firm	162

Other Information	163

List of Abbreviations	168
The views expressed are as of September 30, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Small and Mid Cap Stock Funds.

NOT FDIC INSURED ▪ NO BANK GURANTEE ▪ MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY
1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit www.wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     NOT FDIC INSURED ▪ NO BANK GURANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $230 billion in assets under management, as of September 30, 2010.
Equity Funds
Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund†
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund†
Enterprise Fund†
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund†
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund†
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio†
WealthBuilder Equity Portfolio†
WealthBuilder Growth Allocation Portfolio†
WealthBuilder Growth Balanced Portfolio†
WealthBuilder Moderate Balanced Portfolio†
WealthBuilder Tactical Equity Portfolio†
Target Today Fund†
Target 2010 Fund†
Target 2015 Fund†
Target 2020 Fund†
Target 2025 Fund†
Target 2030 Fund†
Target 2035 Fund†
Target 2040 Fund†
Target 2045 Fund†
Target 2050 Fund†
Money Market Funds
100% Treasury Money Market Fund
California Municipal Money Market Fund
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund†
Minnesota Money Market Fund
Money Market Fund
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund
Variable Trust Funds1
VT Core Equity Fund
VT Discovery Fund†
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund†
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage Small and Mid Cap Stock Funds	Letter to Shareholders

Karla M. Rabusch,
President
Wells Fargo Advantage Funds
Economic growth was solid throughout the period, as the economy began to recover from the deepest recession since the 1930s.
According to the National Bureau of Economic Research, the recession that began in December 2007 had ended in June 2009; however, questions remained over the sustainability of the recovery.
Dear Valued Shareholder,
We are pleased to provide you with this annual report for the Wells Fargo Advantage Small and Mid Cap Stock Funds for the period that ended September 30, 2010. The period could be described as a roller-coaster ride, both on the economic front and across the equity markets. The increasing strength of key economic data that highlighted the first part of the period moderated over the final six months of the fiscal year. In turn, the financial markets built upon the impressive rally that began in early 2009 but gave back some of those gains as volatility returned during the second and third quarters of 2010. Despite the heightened market volatility during the period, we believe that the advance in the financial markets since early 2009 underscores the importance of maintaining a disciplined focus on a long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing out on potential periods of strong recovery.
Economic growth turned positive after severe contraction.
Economic growth was solid throughout the period, as the economy began to recover from the deepest recession since the 1930s. Gross domestic product (GDP) became positive in the third quarter of 2009, after contracting for four consecutive quarters. This is an extended period of decline in GDP not seen in at least 60 years. GDP growth was 3.7% and 1.7% in the first and second quarters of 2010, respectively. According to the National Bureau of Economic Research, the recession that began in December 2007 had ended in June 2009; however, market participants and economists remain concerned over the sustainability of the recovery.
The unemployment rate edged down but remained elevated.
Employment data turned positive early in the period but has softened a bit over recent months. The unemployment rate peaked at 10.1% in October 2009—its highest level in more than 25 years—and edged down to 9.6% in September 2010. After U.S. employers added 313,000 workers in April and 433,000 workers in May, the economy lost an average of 103,000 over each of the next four months. Payroll employment declined in June, but that was the result of a decline in the number of temporary government employees working on Census 2010. Private-sector payrolls increased by 64,000 workers in September, and for the first half of 2010, they increased by 593,000. On a year-over-year basis, overall payroll jobs are up 0.3% in September.
Other economic data were mixed, further illustrating the roller-coaster trend during the period and raising some concerns about the potential sustainability of the recovery. Retail sales were strong through April 2010 but then declined through most of the summer, before rising again in September on the strength of increased auto sales. Consumer confidence continued to weaken during the final months of the period as consumers remained concerned about income, job prospects, and the potential effects of the midterm elections on fiscal and tax policy. New and existing home sales, perceived by many as the key to a sustainable long-term recovery, also reported mixed results over the year. The rate of home sales, which modestly improved during the spring, weakened over the summer. However, the rate of new home sales remained unchanged from August to September.

Letter to Shareholders	Wells Fargo Advantage Small and Mid Cap Stock Funds 3
The Fed continued to focus on economic stimulus.
Despite extensive quantitative easing measures by the Federal Reserve, bank lending remained constrained during the period, which indicates that the trillions of dollars of government stimulus added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate between 0% and 0.25%—a level it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures during the spring. After concluding its purchases of longer-term Treasuries in October 2009, the Fed also ended its program to invest in mortgage-backed securities in March 2010.

In recent months, the FOMC’s official statements have noted a continuation of the economic recovery and gradual improvement in the labor market. The FOMC also cited increases in both household and business spending. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack. In addition, there were indications from various Fed officials that they are considering another round of quantitative easing, being referred to as “QE2,” to aid the economy toward a sustainable rate of recovery. At the November 3 FOMC meeting, the Fed announced that they would expand their balance sheet through the $600 billion purchase of long-term U.S. Treasuries over the next couple of quarters.
Financial markets saw a shift in sentiment as volatility spiked.
The equity markets saw a significant shift in sentiment during the period. The strong rally that began in March 2009 continued through April 2010, but growing concerns about the strength of global economic growth resulted in a rapid correction from May through August. However, the U.S. equity markets enjoyed one of the strongest September rallies in history, which returned the Dow Jones Industrial Average to levels not seen since March. Volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX), declined during the early months of the period to the lows of early 2008 but then spiked throughout May and June to levels last seen in early 2009. Although volatility moderated over the last couple months of the reporting period, the VIX remained elevated and volatile.

Despite the macroeconomic concerns, strong corporate earnings helped support the equity markets through the end of the first-quarter reporting season in April 2010. Approximately three-quarters of the companies in the S&P 500 Index exceeded analysts’ estimates for the first quarter of 2010. As the earnings season ended, however, investor focus shifted from improving corporate fundamentals to macroeconomic concerns about sovereign debt, slowing economic growth in China, and fear of a potential double-dip U.S. recession. Those concerns led to a significant correction in the equity markets throughout the summer months. In July and August, investor focus returned to fundamentals as companies began to report second-quarter earnings. With more than 60% of the companies in the S&P 500 Index reporting by the end of July, more than three-quarters had again exceeded analysts’ estimates. That fundamental strength provided renewed support for the equity markets, with each of the three indexes gaining approximately 7% for the month.

4 Wells Fargo Advantage Small and Mid Cap Stock Funds	Letter to Shareholders
The period saw renewed volatility and a correction in the equity markets. We believe, however, that the significant rebound that began in March 2009 underscores the importance of maintaining focus on long-term investment goals through periods of volatility, so investors don’t miss potential periods of strong recovery.
For the period, the S&P 500 Index advanced 12.2%, the NASDAQ Composite Index advanced 16.7%, and the Dow Jones Industrial Average advanced 14.0%. During the period, the Russell Midcap® Index advanced 23.0%, the Russell 2000® Index of small-cap stocks advanced 21.6%, and the Russell 1000® Index of large-cap stocks advanced 13.3%. Among investment styles, growth outperformed across the capitalization spectrum.
Don’t let short-term volatility derail long-term investment goals.
The period saw renewed volatility and a correction in the equity markets. We believe, however, that the significant rebound that began in March 2009 underscores the importance of maintaining focus on long-term investment goals through periods of volatility, so investors don’t miss potential periods of strong recovery. Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.
As a whole, Wells Fargo Advantage Funds® represents investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 120 mutual funds that cover a broad spectrum of investment styles and asset classes.
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also visit our website at wellsfargo.com/advantagefunds.
Sincerely,

Karla M. Rabusch
President
Wells Fargo Advantage Funds

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6 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage C&B Mid Cap Value Fund
INVESTMENT OBJECTIVE
The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Cooke & Bieler, L.P.
PORTFOLIO MANAGERS

Kermit S. Eck, CFA
Daren C. Heitman, CFA
Steve Lyons, CFA
Michael M. Meyer, CFA
Edward W. O’Connor, CFA
R. James O’Neil, CFA
Mehul Trivedi, CFA
FUND INCEPTION

February 18, 1998
PERFORMANCE SUMMARY

11-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

11 Month
Investor Class	15.39%

Russell Midcap® Value Index[1]	22.78%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 1.26% and 1.57%, respectively. The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio at 1.25%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF SEPTEMBER 30, 2010)

1.	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage C&B Mid Cap Value Fund Class A and Investor Class shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 7
Wells Fargo Advantage C&B Mid Cap Value Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund underperformed its benchmark for the 11-month period that ended September 30, 2010. Stock selection was the main detractor to relative performance.
▪	The economy seems to be growing again after a deep recession, but continued deleveraging, stubbornly high unemployment, and less expansionary fiscal policies create some challenges.
▪	We remain committed to our investment philosophy, which emphasizes selecting high-quality companies that we believe are selling below our estimate of their intrinsic value.
The negative impact of stock selection was partially offset by the positive impact of sector positioning.
After rising from the ashes to embark on a strong rally in early 2009, the U.S. stock market hit a wall in late April 2010. Intensifying worries about whether certain European countries would default on their sovereign debt, signs of slowing economic growth at home and abroad, and a mysterious “flash crash” in the stock market proved overwhelming for investors, who fled for the perceived safety of U.S. Treasuries. However, investors became more optimistic during the third quarter of 2010, emboldened by evidence of continuing economic expansion and more accommodative monetary policy. Instead of a double-dip recession, the market began to forecast an environment characterized by modest growth and sustainably low interest rates. The result was a rally strong enough to undo most of the damage done during the second quarter of 2010.
The Fund underperformed the benchmark during the 11-month period. Our investment process focuses on high-quality companies that have strong cash-flow generation, competitive advantages, and conservative balance sheets. In doing so, we hope to manage risk and provide some downside protection. However, as a result, the Fund may lag the market during strong rallies. Although we were disappointed by the Fund’s performance, we remain confident in our strategy. In stock selection, our bias toward companies with more stable, lower-risk business models was especially beneficial in the more economically sensitive parts of the market, such as retail and commercial banking. Stock selection overall detracted, though, in large part because of the Fund’s holdings in the health care sector. Overall sector positioning aided relative results, partly as result of underweight allocations to the utilities and energy sectors. This positioning reflect our view that these sectors offer limited opportunities for high-quality, relatively lower-risk investments. The Fund’s sector weightings are driven by our bottom-up investment process; the portfolio is overweighted in those sectors and industries that we

8 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage C&B Mid Cap Value Fund (continued)
TEN LARGEST EQUITY HOLDINGS3
(AS OF SEPTEMBER 30, 2010)

Steelcase Incorporated	2.38%

Fortune Brands Incorporated	2.27%

Verigy Limited	2.26%

Teradyne Incorporated	2.22%

Willis Group Holdings	2.20%

Quest Diagnostics Incorporated	2.17%

Bemis Company Incorporated	2.09%

White Mountain Insurance Group Limited	2.09%

Molex Incorporated	2.05%

Lam Research Corporation	2.04%
SECTOR DISTRIBUTION4
(AS OF SEPTEMBER 30, 2010)

believe offer the most high-quality companies with attractive valuations, and underweighted in those parts of the market with fewer opportunities.
We worked hard to take advantage of both the buying and selling opportunities that emerged during the 11-month period.
Beyond adding to certain existing holdings that were temporarily out of favor with Wall Street, we established new holdings in several companies, including retailer Abercrombie & Fitch Company, industrials company Cintas Corporation, semiconductor equipment company Lam Research Corporation, container and packaging firm Packaging Corporation of America, insurance holding company Torchmark Corporation, and semiconductor test company Verigy.
To make room, we sold auto component company Autoliv Inc., retailer Family Dollar Stores Inc., electrical equipment company Hubbell Inc., semiconductor equipment firm Novellus Systems Inc., and coating and paints manufacturer The Valspar Corporation because these stocks had achieved our valuation target. In addition, we sold health care technology company IMS Health Inc. because it was the target of a buyout whose deal price was consistent with our target price. Medical device company Boston Scientific Corporation was eliminated due to a series of adverse events that appeared to reduce its financial flexibility and upside potential. Machinery firm Briggs & Stratton Corporation was sold as a result of its outperformance coupled with reduced optimism about the company’s long-term profitability.
Private educator Corinthian Colleges Inc. and direct marketer Harte-Hanks Inc. were also eliminated. In the case of Corinthian, we believed that limited upside no longer justified regulatory risks; with Harte-Hanks, we were less optimistic about the company’s business model and long-term competitive positioning.
The economy is growing but continues to face challenges.
We recognize that economic growth will most likely continue to be challenged by the deleveraging process, stubbornly high unemployment, and less expansionary

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 9
Wells Fargo Advantage C&B Mid Cap Value Fund (continued)
fiscal and monetary policies. We believe we are at a point where stock prices will trade more according to underlying company fundamentals and less according to broad, macroeconomic events.
As fundamental investors, we focus on high-quality companies that generate strong cash flows, have conservative balance sheets, and offer competitive advantages. During the reporting period, higher-risk investments outperformed, in part because they were arguably undervalued. Going forward, we believe that the headwinds against higher-quality stocks will diminish given that relative risk premiums have normalized. With the benefit of a more level playing field, we expect the benefits of our disciplined process and proven stock-picking skills to become more evident.

10 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage C&B Mid Cap Value Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (CBMAX)	7/26/2004	(7.57)	3.59	(0.09)	7.09	(1.94)	9.91	1.10	7.72	1.47%	1.21%

Class B (CBMBX)**	7/26/2004	(7.28)	4.06	(0.04)	7.17	(2.28)	9.06	0.36	7.17	2.22%	1.96%

Class C (CBMCX)	7/26/2004	(3.28)	8.07	0.35	6.93	(2.28)	9.07	0.35	6.93	2.21%	1.96%

Administrator Class (CBMIX)	7/26/2004					(1.98)	9.91	1.25	7.83	1.28%	1.16%

Institutional Class (CBMSX)	7/26/2004					(1.79)	10.28	1.51	8.00	1.01%	0.91%

Investor Class (CBMDX)	2/18/1998					(1.93)	9.89	1.15	7.77	1.57%	1.26%

Russell Midcap® Value Index[1]						1.40	16.93	1.97	7.80

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available at the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%, and for Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Classes A, B and C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class A, B and C shares. Performance shown for the Administrator and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Prior to June 20, 2008, the Investor Class was named Class D.

6.	Reflects the expense ratios as stated in the March 1, 2010 prospectus.

7.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.20% for Class A, 1.95% for Class B and C, 1.15% for Administrator Class, 0.90% for Institutional Class, and 1.25% for Investor Class shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

This page is intentionally left blank.

12 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Common Stock Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER

Wells Capital Management Incorporated
PORTFOLIO MANAGER
Ann M. Miletti
FUND INCEPTION
December 29, 1989
PERFORMANCE SUMMARY
11-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

11 Month
Investor Class	20.73%

Russell 2500TM Index[1]	23.04%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 1.30% and 1.49%, respectively. The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio at 1.29%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF SEPTEMBER 30, 2010)

1.	The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.
You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Common Stock Fund Class A and Investor Class shares for the most recent ten years with the Russell 2500TM Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 13
Wells Fargo Advantage Common Stock Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund returned more than 20% during the 11-month period that ended September 30, 2010, trailing its benchmark, the Russell 2500 Index, during that period.

▪	Stock selection added value in a wide variety of sectors, including consumer discretionary, energy, financials, health care, and telecommunications. These areas of outperformance were offset by underperformance in the information technology (IT) and materials sectors.

▪	As the market fluctuated over the past year, our process remained our foundation, as we continued to look for well-positioned businesses that have strong management teams, have favorable trends, and trade at attractive discounts to our estimated private market valuation.
Stock selection was the main driver of the Fund’s results during the period.
The Fund’s holdings in the IT sector detracted from relative results, in spite of the strong performance of several of our core holdings in the IT services industry. Notable outperformance came from Cognizant Technology Solutions Corporation, which gives the fund exposure to the secular theme of continued offshore maintenance and development IT work, and Red Hat Inc., which is in the growing area of cloud computing. Other areas of IT stock selection hindered results, particularly on the PC front or with companies related to the PC value chain.

Consumer discretionary was a contributor to both absolute and relative performance, led by security selection, our overweight in the media industry, and the strong performance of Interpublic Group of Companies, Time Warner Cable, and Cablevision Systems Corporation.
Energy holdings added value for the Fund, as the sector rebounded and stock selection contributed to performance. Forest Oil, Newfield Exploration, and Smith International all added meaningful relative value.
Financials added value in spite of the fear of regulation, which put pressure on valuations. Capital Source is an example of a key holding that has transformed itself into a growing, healthy bank that is making loans and recovering from the financial crisis. Stock selection among real estate investment trusts (REITs) also helped results in the Fund. REITs have recently outperformed the benchmark, and the Fund’s exposure to apartment REITs, in particular, helped drive performance in the financials sector.

As with the financials sector, the health care sector is undergoing significant regulatory reform. The Fund’s health care holdings generated strong outperformance. One example is Hospira, a high-quality company with a good

14 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Common Stock Fund (continued)
TEN LARGEST EQUITY HOLDINGS3
(AS OF SEPTEMBER 30, 2010)

Global Payments Incorporated	1.24%

Tractor Supply Company	1.13%

Steelcase Incorporated	1.12%

Grand Canyon Education Incorporated	1.10%

Integrated Device Technology Incorporated	1.09%

Cameron International Corporation	1.08%

Time Warner Cable Incorporated	1.08%

Crown Holdings Incorporated	1.08%

Alliance Data Systems Corporation	1.06%

CommScope Incorporated	1.05%
SECTOR DISTRIBUTION4
(AS OF SEPTEMBER 30, 2010)

growth profile that supplies both equipment and drugs to hospitals. The stock weathered the regulatory climate nicely and helped the Fund’s relative outperformance in this sector.
Our methodology includes buying stocks that are selling at a discount to their intrinsic private market values and selling stocks that approach their private market values.
Our discipline allows us to be patient with stocks that are out of favor with the market. Such a long-term approach seems to be the exception, as the unprecedented volatility in the market appears to have increased investor focus on the short term rather than the long term. Although this dynamic of short term investor focus on the market in light of the unprecedented volatility was challenging, we viewed it favorably, as indiscriminant sell-offs at various times through the period punished many companies that we judged to be higher-quality businesses with strong management teams. Subsequent rallies, particularly the market upswing in September 2010, appeared to reward our patience and longer-term view.

We took advantage of the market volatility to add positions in several sectors and industries. These additions were generally complemented by sales of companies that have what we believe to be inappropriate valuations, lower-quality business models, or deteriorating fundamentals. The Fund ended the period with an overweight to the IT, consumer discretionary, and energy sectors and an underweight to the financials and utilities sectors.
Uncertainty remains, but opportunities remain as well.
As the rally over the past 11 months progressed, more questions continued to arise, most notably about the potential long-term growth rate of the macro economy and the potential consequences from a changing regulatory landscape. These questions not only increase uncertainty but also present opportunities to potentially add to current holdings at favorable prices and valuations or upgrade the Fund with what we believe to be higher-quality companies. In either calm or volatile periods, our ideal goal is to build a diversified portfolio of stocks that will offer upside participation and downside protection for investors.
Our bottom-up process of identifying companies that have solid business models, strong management teams, and favorable trends, trading at attractive discounts to our private market valuations, continues to guide our decision-making process.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 15
Wells Fargo Advantage Common Stock Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (SCSAX)	11/30/2000	(4.71)	8.76	4.99	4.53	1.11	15.37	6.24	5.15	1.38%	1.27%

Class B (SCSKX)**	11/30/2000	(4.33)	9.48	5.10	4.62	0.67	14.48	5.42	4.62	2.13%	2.02%

Class C (STSAX)	11/30/2000	(0.26)	13.48	5.44	4.38	0.74	14.48	5.44	4.38	2.13%	2.02%

Administrator Class (SCSDX)	7/30/2010					1.11	15.37	6.24	5.15	1.20%	1.11%

Institutional Class (SCNSX)	7/30/2010					1.17	15.43	6.26	5.16	0.93%	0.91%

Investor Class (STCSX)	12/29/1989					1.03	15.27	6.22	5.26	1.49%	1.30%

Russell 2500TM Index[1]						1.01	15.92	2.36	5.11

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%, and for Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Classes A, B and C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class A, B and C shares. Performance shown for the Administrator and Institutional Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the March 1, 2010 prospectus for Class A, B, C and Investor Class. Reflects the expense ratios as stated in the July, 30, 2010 prospectus for Administrator and Institutional Class.

7.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain a contractual expense ratio for Class A at 1.26%, Class B and C at 2.01% and Investor Class at 1.29%, excluding acquired fund fees and certain other expenses. The investment adviser has contractually committed through January 31, 2012 to waive fees and/or reimburse expense to the extent necessary to maintain a contractual expense ratio of 1.10% for Administrator Class and 0.90% for Institutional Class shares. Without these reductions, the Fund’s returns would have been lower.

16 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Discovery Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Wells Capital Management Incorporated
PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA
FUND INCEPTION

December 31, 1987
PERFORMANCE SUMMARY
11-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

11 Month
Investor Class	31.89%

Russell 2500TM Growth Index[1]	24.09%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 1.39% and 1.54%, respectively. The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.38%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF SEPTEMBER 30, 2010)

1.	The Russell 2500TM Growth Index measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Discovery Fund Class A and Investor Class shares for the most recent ten years with the Russell 2500TM Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 17
Wells Fargo Advantage Discovery Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund outperformed its benchmark, the Russell 2500 Growth Index, over the 11-month period that ended September 30, 2010.

▪	Strong stock selection in the information technology, consumer discretionary, and industrials sectors contributed to performance, while holdings in telecommunications services were a slight headwind.

▪	The U.S. economic recovery was uneven in the past year. Manufacturing activity and corporate earnings growth showed positive trends. Unemployment, however, remained stubbornly high, credit conditions strained, and sovereign debt risks increased. Investor sentiment swung wildly during the period.

▪	In the current economic and market environment, we remain faithful to our growth investing principles of bottom-up stock selection and to maintaining a healthy balance between risk and return.
Strong corporate earnings growth promoted investor optimism and a trend toward sustainable economic recovery.
For equity investors, the past 11-month period resembled a road trip through a strange land. Following a remarkably strong earnings recovery, the year began with the final destination of a sustainable economic recovery seeming just around the bend. Then, in a “flash crash,” the skies turned gray and the global positioning system went haywire. Riots in Greece and a sovereign debt crisis in Europe made the terrain seem suddenly treacherous. Concerns developed about the impact of deficit spending and austerity programs. Economic indicators in the United States, particularly around housing and employment, grew increasingly mixed. Real and potential reforms in the health care, financials, and energy sectors increased uncertainty. Indications of a slowdown in China surfaced, and a horrendous oil spill disaster hit the Gulf of Mexico. Faced with this macro uncertainty, investor sentiment shifted dramatically and created heightened volatility.
Individual stock selection remained the primary driver of returns during the period.
Strong stock selection in the information technology sector added meaningfully to performance. Pent-up demand for maintenance and improvements and upgrades of corporate networks generated sales growth for companies with
TEN LARGEST EQUITY HOLDINGS3
(AS OF SEPTEMBER 30, 2010)

SBA Communications Corporation Class A	2.50%

Equinix Incorporated	2.35%

BorgWarner Incorporated	2.05%

Concho Resources Incorporated	1.95%

Priceline.com Incorporated	1.86%

Alexion Pharmaceuticals Incorporated	1.76%

TRW Automotive Holdings Corporation	1.66%

Pioneer Natural Resources Company	1.63%

Red Hat Incorporated	1.55%

NetLogic Microsystems Incorporated	1.55%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

18 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Discovery Fund (continued)
unique solutions. Data processing and storage companies Isilon Systems Inc. and Netezza Corporation were notable contributors to the portfolio’s performance. Both of these companies benefited from the explosion in digitization, which has resulted in greater demand for storage and storage file systems. F5 Networks Inc., a company with products designed to help move data more efficiently through corporate networks, was another strong contributor to performance. Strong demand for F5’s high-end product line propelled the company to better-than-expected growth in revenue and earnings.
Although minor, stock selection in the telecommunications sector hurt the Fund’s relative results. Our thesis on Neutral Tandem, a maker of communication switches, was based on its benefiting from increased communications originating from nontraditional sources such as cellular phones and cable operators. With a broad national network and minutes of use increasing, we anticipated substantial growth for the company. Unfortunately, stiff pricing competition from regional competitors resulted in changing fundamentals. As a result, we sold the stock from the portfolio.
Combination of strong growth rates and compelling valuations guided portfolio focus toward secular growth names.
SECTOR DISTRIBUTION4
(AS OF SEPTEMBER 30, 2010)

We believe that the portfolio is positioned to favor companies with the strongest growth outlook. We believe strong profit growth will intersect with compelling valuations, particularly when measured by earnings yields and free cash flow. We are taking advantage of these valuations to upgrade the portfolio with companies that will likely differentiate themselves with more secular rather than cyclical growth. We have been rotating out of some cyclical exposures, or “developing situations,” and into stocks with higher visible growth, or what we call “core growth” positions. Many of our secular growth themes center on new innovative products, information technology equipment, emerging markets, and market share gainers. We are aware of the economic uncertainties around us, which makes our intense focus on finding a select group of great growth companies all the more important.
Uncertainty has refocused the markets on fundamentals and companies that generate visible earnings growth.
We believe the market is starting to make some logical distinctions. The dramatic freeze of business activity in 2008 created an artificially low base with which to compare future results. With the aid of massive government intervention, 2009

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 19
Wells Fargo Advantage Discovery Fund (continued)
represented a revaluation cycle that lifted most companies, particularly those with high financial leverage. In 2010, we have seen a more complex and uncertain macro picture develop. Economic data, especially as it relates to employment and housing, remains mixed, political uncertainty abounds, and investor sentiment continues to be fearful. The easy comparisons from 2008 are over, and gross domestic (GDP) growth, although still positive, looks uninspiring going forward. The market has begun a logical process to separate true growth companies from those that simply benefited from easy comparisons. Macro uncertainty has created a condition for stocks whereby simply being “cheap” is not enough to expand multiples. Likewise, the market is eschewing pure cost-cutting and high productivity stories. Now, irrespective of GDP growth in 2011, companies must produce visible and compelling earnings growth to be rewarded with premium valuations.
This shift from a “cyclical” to a “secular” investing environment has us sanguine about the future. Revenue and earnings growth and global demand simply do not point to a double-dip recession. The environment for basic “roll your sleeves up” fundamental stock picking, or what we like to call “surrounding the company,” should improve. We thank you for investing in the Wells Fargo Advantage Discovery Fund and look forward to a more pleasant road trip in the future.

20 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Discovery Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WFDAX)	7/31/2007	1.02	17.01	3.40	5.73	7.19	24.16	4.63	6.35	1.44%	1.34%

Class C (WDSCX)	7/31/2007	5.77	22.26	3.85	5.62	6.77	23.26	3.85	5.62	2.19%	2.09%

Administrator Class (WFDDX)	4/8/2005					7.27	24.39	4.81	6.47	1.26%	1.16%

Institutional Class (WFDSX)	8/31/2006					7.41	24.68	5.01	6.57	0.99%	0.96%

Investor Class (STDIX)	12/31/1987					7.17	24.11	4.57	6.32	1.54%	1.39%

Russell 2500TM Growth Index[1]						2.09	17.27	3.09	0.47

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Class C shares prior to its inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Performance shown for the Institutional Class prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Performance shown for Class A and Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the March 1, 2010 prospectus.

7.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.33% for Class A, 2.08% for Class C, 1.15% for Administrator Class, 0.95% for Institutional Class and 1.38% for Investor Class, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

This page is intentionally left blank.

22 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Enterprise Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
James M. Leach, CFA
Thomas J. Pence, CFA
FUND INCEPTION
September 30, 1998
PERFORMANCE SUMMARY
11-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

11 Month
Investor Class	24.56%

Russell Midcap® Growth Index[1]	23.21%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 1.38% and 1.55%, respectively. The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.37%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF SEPTEMBER 30, 2010)

1.	The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Enterprise Fund Class A and Investor Class shares for the most recent ten years with the Russell Midcap® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 23
Wells Fargo Advantage Enterprise Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund outperformed its benchmark, the Russell Midcap Growth Index, during the 11-month period ended September 30, 2010.

▪	The U.S. economic recovery was uneven in the past year. Manufacturing activity and corporate earnings growth showed positive trends. Unemployment, however, remained stubbornly high, credit conditions strained, and sovereign debt risks increased. Investor sentiment swung wildly during the period.

▪	Strong stock selection in the energy and consumer discretionary sectors contributed to performance during the period, while holdings in industrials were a slight headwind.

▪	We remain faithful to our growth investing principles of bottom-up stock selection and to maintaining a healthy balance between risk and return.
Strong corporate earnings growth promoted investor optimism and a trend toward sustainable economic recovery.
For equity investors, the past 11-month period resembled a road trip through a strange land. Following a remarkably strong earnings recovery, the year began with the final destination of a sustainable economic recovery seeming just around the bend. Then, in a “flash crash,” the skies turned gray and the global positioning system went haywire. Riots in Greece and a sovereign debt crisis in Europe made the terrain seem suddenly treacherous. Concerns developed about the impact of deficit spending and austerity programs. Economic indicators in the United States, particularly around housing and employment, grew increasingly mixed. Real and potential reforms in the health care, financials, and energy sectors increased uncertainty. Indications of a slowdown in China surfaced, and a horrendous oil spill disaster hit the Gulf of Mexico. Faced with this macro uncertainty, investor sentiment shifted dramatically and created heightened volatility.
Individual stock selection remained the primary driver of performance.
Strong stock selection in the energy and consumer discretionary sectors added meaningfully to performance. Within energy, our exploration and production industry holdings, specifically those companies with exposure to crude oil, were the primary contributors. Concho Resources Inc. has exposure to the Permian Basin in West Texas and New Mexico and virtually no Gulf of Mexico acreage. With recent acquisitions and plans to increase drilling, production is expected to grow substantially. Online travel aggregator priceline.com also contributed to performance
TEN LARGEST EQUITY HOLDINGS3
(AS OF SEPTEMBER 30, 2010)

Equinix Incorporated	2.39%

BorgWarner Incorporated	2.06%

Agilent Technologies Incorporated	1.98%

Priceline.com Incorporated	1.96%

Alexion Pharmaceuticals Incorporated	1.95%

Citrix Systems Incorporated	1.95%

AmerisourceBergen Corporation	1.85%

TRW Automotive Holdings Corporation	1.74%

Precision Castparts Corporation	1.72%

Pioneer Natural Resources Company	1.66%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

24 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Enterprise Fund (continued)
during the period. Its effort to consolidate the European market, increase hotel room bookings, and generate strong secular growth propelled the stock’s price to more than double its price by the end of the period.
Industrials stocks continued their cyclical recovery through the period. Although no single stock in the sector had a material negative impact on the portfolio, the stocks in the sector owned in the Fund lagged the market. Air freight and road and rail industries were particularly difficult.
The portfolio continues to focus on companies with strong growth potential, sound fundamentals, and differentiating products and services.
SECTOR DISTRIBUTION4
(AS OF SEPTEMBER 30, 2010)
We believe that the portfolio is positioned to favor companies with the strongest growth outlook. We also believe that portfolio’s projected earnings growth rate is much higher than the broad markets. We believe strong profit growth will intersect with compelling valuations, particularly when measured by earnings yields and free cash flow. We are taking advantage of these valuations to upgrade the portfolio with companies that will likely separate themselves from the pack with more secular rather than cyclical growth. We have been rotating out of some cyclical exposures, or “developing situations,” and into stocks with higher visible growth, or what we call “core growth” positions. Many of our secular growth themes center on new innovative products, information technology equipment, emerging markets, and market share gainers. We are aware of the economic uncertainties around us, which makes our intense focus on finding a select group of great growth companies all the more important.
Uncertainty has refocused the markets on fundamentals and companies that generate visible earnings growth.
We believe the market is starting to make some logical distinctions. The dramatic freeze of business activity in 2008 created an artificially low base with which to compare future results. With the aid of massive government intervention, 2009 represented a revaluation cycle that lifted most companies, particularly those with high financial leverage. In 2010, we have seen a more complex and uncertain macro picture develop. Economic data, including housing and employment, remains mixed, political uncertainty abounds, and investor sentiment continues to be fearful. The easy comparisons from 2008 are over, and gross domestic product (GDP) growth, although still positive, looks uninspiring going forward. The market has begun a logical process to separate true growth companies from those that simply benefited from easy comparisons. We believe that the increased macro uncertainty has created a condition for stocks whereby simply being “cheap” is not enough to expand multiples. Likewise, the market is

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 25
Wells Fargo Advantage Enterprise Fund (continued)
eschewing pure cost-cutting and high productivity stories. Now, irrespective of GDP growth in 2011, we believe that the companies must produce visible and compelling earnings growth to be rewarded with premium valuations.
This shift from a “cyclical” to a “secular” investing environment has us sanguine about the future. We believe that revenue and earnings growth and global demand simply do not point to a double-dip recession. We also believe that the environment for basic “roll your sleeves up” fundamental stock picking, or what we like to call “surrounding the company,” should improve. We thank you for investing in the Wells Fargo Advantage Enterprise Fund and look forward to a more pleasant road trip in the future.

26 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Enterprise Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (SENAX)	2/24/2000	(1.88)	11.93	1.20	(2.70)	4.10	18.75	2.41	(2.12)	1.45%	1.31%

Class C (WENCX)	3/31/2008	2.70	16.84	1.65	(2.69)	3.70	17.84	1.65	(2.69)	2.20%	2.06%

Administrator Class (SEPKX)	8/30/2002					4.16	18.98	2.65	(1.87)	1.27%	1.16%

Institutional Class (WFEIX)	6/30/2003					4.32	19.29	2.92	(1.75)	1.00%	0.91%

Investor Class (SENTX)	9/30/1998					4.04	18.63	2.28	(2.24)	1.55%	1.38%

Russell Midcap® Growth Index[1]						2.95	18.27	2.86	(0.88)

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading and foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from February 24, 2000, through June 20, 2008, includes Advisor Class expenses. Performance shown for Class C shares prior to its inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the September 7, 2010 prospectus.

7.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.30% for Class A, 2.05% for Class C, 1.15% for Administrator, 0.90% for Institutional Class and 1.37% for Investor Class shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

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28 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Growth Opportunities Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Jerome “Cam” Philpott, CFA Stuart Roberts
FUND INCEPTION
October 11, 2005
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

(EXCLUDING SALES CHARGES)

12 Month
Class A	11.37%

Russell 2500 Growth Index[1]	17.27%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.23% and 1.58%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.22%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF SEPTEMBER 30, 2010)

1.	The Russell 2500TM Growth Index measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Growth Opportunities Fund Class A and Institutional Class shares for the life of the Fund with the Russell 2500TM Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 29
Wells Fargo Advantage Growth Opportunities Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund underperformed its benchmark, Russell 2500 Growth Index, during the 12-month period that ended September 30, 2010, due to adverse stock selection in multiple sectors, including consumer discretionary and information technology.

▪	As of July 19, 2010 the Evergreen Small-Mid Growth Fund was reorganized into the Wells Fargo Advantage Growth Opportunities Fund, which resulted in a portfolio manager change to the Montgomery Growth team, led by portfolio managers Jerome “Cam” Philpott and Stuart Roberts.
Prior to the July 19 management change, underperformance was primarily caused by poor stock selection within the health care and industrials sectors.
Within health care, a leading detractor was Myriad Genetics Inc. Myriad, which focuses on novel molecular diagnostic products, declined significantly due to lower-than-expected earnings and reduced growth expectations. Within the industrials sector, one of the main detractors was General Cable, a manufacturer of copper, aluminum, and fiber optic cable. Rising copper prices put pressure on the company’s margins and earnings, since General Cable was unable to pass these price increases through to the end client.
In the period following our assuming management responsibilities, we focused on identifying companies that are characterized by the factors we believe drive a company’s ability to be profitable, including strong fundamentals, a solid operating expense structure, and good management.
The portfolio posted positive absolute returns but lagged the Russell 2500® Growth Index for the period.
Our positions in the health care sector generated excess returns over the past three months. Many strong-performing stocks were driven by good quarterly results, including Align Technology Inc., a dental product company; Onyx Pharmaceuticals, a biotechnology company focused on cancer therapeutics; and Valeant Pharmaceuticals International, another specialty pharmaceutical company. In addition to a strong reporting quarter, Valeant Pharmaceuticals benefited from a merger with Biovail Corporation, which resulted in terrific operating synergies and a wonderful combination of products, manufacturing facilities, and management.
TEN LARGEST EQUITY HOLDINGS3
(AS OF SEPTEMBER 30, 2010)

GSI Commerce Incorporated	2.53%

NII Holdings Incorporated	2.44%

Alliance Data Systems Corporation	2.03%

Phillips-Van Heusen Corporation	1.94%

Scientific Games Corporation Class A	1.80%

SBA Communications Corporation Class A	1.66%

Microsemi Corporation	1.53%

National CineMedia Incorporated	1.51%

Bridgepoint Education Incorporated	1.44%

PMC-Sierra Incorporated	1.44%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

30 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Growth Opportunities Fund (continued)
Within the information technology sector, Dell and Hewlett-Packard started a bidding war for 3PAR in mid-August, which sparked merger and acquisition (M&A) fever among investors in the storage sector. As a result of this M&A clamor, the sector experienced relatively strong performance, with the stock prices of most of the industry pushed higher. Given our valuation discipline, we thought the companies were a bit overpriced at the beginning of the process and were under-weight in the sector.
The portfolio did have several positive contributors within information technology, which included names that benefited from positive earnings releases. The outperformers included MICROS Systems, an enterprise software company, and Gartner Inc., an information technology research and advisory company. We did significantly reduce our position in Gartner based on share price appreciation following its earnings release.
SECTOR DISTRIBUTION4
(AS OF SEPTEMBER 30, 2010)
Despite strong performance of the consumer discretionary sector over the period, weaker stock selection within this sector offset an overweight exposure and detracted from the Fund’s return. As an example, Aeropostale, a specialty retailer of casual apparel, performed poorly as investors remained concerned about sluggishness in consumer spending and specifically about denim prices. Based on our analysis, we are comfortable that company sales are tracking to our expectations and believe that patience will be rewarded. A positive contributor was Interpublic Group, a global advertising and marketing services company. It benefited from broad improvement in the advertising environment, which lifted pricing and operating margins.
Despite macroeconomic concerns, we remain consistent with our investment process and focus on individual company fundamentals.
As of early October, equity markets remained volatile, and though the bias appears positive, we have witnessed dramatic price moves in both directions. For most of the past 12 months, investors have ignored good news while fixating upon bad news. With midterm elections approaching, more uncertainty appears to be upsetting investors. That said, some recent economic news is improving at the margin. The most recent Institute for Supply Management surveys were positive. Nevertheless, the markets have been the most volatile around the release of payroll data. Overall, we have a hard time remembering when macroeconomic data, both domestic and international, has had such a profound influence on the direction of daily equity prices. In fact, in The Wall Street Journal on September 24, James Bianco of Bianco Research was quoted as saying, “Stock

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 31
Wells Fargo Advantage Growth Opportunities Fund (continued)
picking is a dead art form. Macro themes dominate the market now more than ever.” We certainly agree with that assessment as it pertains to recent activity, yet we vehemently disagree with the implication that company fundamentals essentially do not matter. In our experience, markets go through periods where investors are distracted by large events. The current debate is whether the global economy is hitting a soft patch, which is quite common in recoveries, or whether the economy is truly weakening into a double-dip recession. This debate will ultimately be resolved, and the market will then refocus on company fundamentals. We know that our task is to find those companies with excellent growth prospects, and we believe that investors will ultimately be rewarded for our discovery of such investments.

32 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Growth Opportunities Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge			Excluding Sales Charge			Expense Ratios[6]
	Date	6 Month*	1 Year	Life of Fund	6 Month*	1 Year	Life of Fund	Gross	Net[7]
Class A (ESMGX)	10/11/2005	(5.73)	4.96	4.37	0.00	11.37	5.62	1.58%	1.23%

Class C (ESMOX)	7/30/2010	(1.42)	9.53	4.82	(0.42)	10.53	4.82	2.33%	1.98%

Administrator Class (ESMDX)	7/30/2010				0.08	11.65	5.87	1.42%	1.16%

Institutional Class (ESMIX)	10/11/2005				0.17	11.74	5.88	1.15%	0.91%

Russell 2500TM Growth Index					2.09	17.27	4.23

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available at the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum front-end sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Class C and Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to Class C and Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Small-Mid Growth Fund.

6.	Reflects the expense ratios as stated in the July 19, 2010 prospectus for Class A and Institutional Class and the July 30, 2010 prospectus for Administrator Class and Class C.

7.	The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain contractual expense ratio at 1.22% for Class A, 1.97% for Class C, 1.15% for Administrator Class and 0.90% for Institutional Class, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

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34 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Mid Cap Growth Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
James Tringas, CFA, CPA
Bryant VanCronkhite, CFA, CPA
FUND INCEPTION
December 30, 1994
PERFORMANCE SUMMARY
11-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

11 Months
Investor Class	19.51%

Russell Midcap® Growth Index[1]	23.21%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 1.26% and 1.64%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.25%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF SEPTEMBER 30, 2010)

1.	The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Mid Cap Growth Fund Class A and Investor Class shares for the most recent ten years with the Russell Midcap® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 35
Wells Fargo Advantage Mid Cap Growth Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund underperformed its benchmark, Russell Midcap Growth Index, during the 11-month period that ended September 30, 2010, with stock selection hampering returns but strategic weighting adding modestly.

▪	Fund holdings in telecommunication services, materials, and financials contributed positively to relative performance.

▪	Names in the information technology, consumer discretionary, and industrials sectors hurt the Fund’s absolute performance. While energy was the Fund’s poorest-performing sector on an absolute basis, we were able to add value within this sector through good stock selection.
Throughout the 11-month period, we focused on identifying companies that are characterized by the factors we believe drive a company’s ability to be profitable, including strong fundamentals, a solid operating expense structure, and good management.
Stocks in the telecommunication services sector were the highest absolute performing group in the portfolio. MetroPCS Communications Inc., a wireless company, was a primary contributor as subscriber growth exceeded expectations. We believe that its sales channel strategy and its new price plan is taking market share from its competitors. Other positive stocks driven by strong quarterly financial reports included NII Holdings Inc., which operates Nextel-branded wireless services in four Latin American countries, and SBA Communications Inc., an independent operator of wireless communication towers.
We were underweight the materials sector, but good individual stock performance collectively contributed to returns. Allegheny Technologies, a diversified specialty metals producer, and Airgas, a provider of industrial gasses, were both key contributors. Owens Illinois, a manufacturer of glass containers, posted strong earnings on better-than-expected pricing and excellent operating-cost control, but market reaction to those earnings proved disappointing.
Good stock selection within the financials sector helped offset our underweight exposure and outperform the benchmark. CB Richard Ellis Group, a global commercial real estate services firm, was a strong performer as its
TEN LARGEST EQUITY HOLDINGS3
(AS OF SEPTEMBER 30, 2010)

GSI Commerce Incorporated	2.77%

NII Holdings Incorporated	2.70%

Shire plc ADR	2.30%

Alliance Data Systems Corporation	2.10%

SBA Communications Corporation Class A	1.97%

Phillips-Van Heusen Corporation	1.96%

Scientific Games Corporation Class A	1.94%

National Cinemedia Incorporated	1.62%

PMC-Sierra Incorporated	1.57%

Microsemi Corporation	1.53%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

36 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Mid Cap Growth Fund (continued)
businesses continue to slowly improve. Furthermore, the management team has aggressively managed operating expenses, so the company’s margins are expanding.
Within the information technology sector, TiVo Incorporated, a provider of digital video recorders, was among our worst performers due to a patent dispute. However, we continue to believe that TiVo has important technology for cable operators and that its technology, like data monitoring of consumer viewing behavior, will provide additional revenue sources.
Consumer discretionary was one of the best-performing sectors throughout the period. While we benefited from an overweight allocation, poor individual stock performance hampered returns. Concerns about slowing consumer spending were mitigated somewhat by stocks within this sector that executed favorably and experienced strong price moves. As an example, Scientific Games, a global supplier of products and services to lotteries, was our weakest stock in this sector.
Nevertheless, we believe in its management team and have been encouraged by the resolution of several concerns outstanding from 2009, the largest being the company’s contract in Italy, which has now been extended for another nine years. Bolstering our conviction is recent insider buying by both the CEO and CFO.
Our holdings in the industrials sector outperformed the benchmark in absolute terms, but results were hurt by poor stock selection. The Timken Company, a global manufacturer of ball bearings, was one of the better-performing stocks and contributed to the Fund’s total return. General industrial demand has picked up, and the company specifically saw higher demand from the automobile end markets. FTI Consulting, a global business advisory firm, was a weak stock for the Fund because of negative sentiment toward the industry affected by events at Huron Consulting Group, another financial consulting firm.
SECTOR DISTRIBUTION4
(AS OF SEPTEMBER 30, 2010)
Overall, our energy positions performed well, with several of the Fund’s exploration and production companies posting among the strongest results. Concho Resources Inc., which is well diversified across a multitude of drilling opportunities throughout North America, was our top-performing holding in the sector.
We remain consistent with our investment process and focus on individual company fundamentals.
As of early October, equity markets remained volatile, and although the bias appears positive, we have witnessed dramatic price moves in both directions. For most of the past

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 37
Wells Fargo Advantage Mid Cap Growth Fund (continued)
11 months, investors have often appeared to ignore good news while fixating upon bad news. We have a hard time remembering when macroeconomic data, both domestic and international, had such a profound influence on the direction of daily equity prices. In fact, in the Wall Street Journal on September 24, James Bianco of Bianco Research was quoted, “Stock picking is a dead art form. Macro themes dominate the market now more than ever.” We certainly agree with that assessment as it pertains to recent activity, yet we vehemently disagree with the implication that company fundamentals essentially do not matter. In our experience, markets go through periods where investors are distracted by large events. The current debate is whether the global economy is hitting a soft patch, which is quite common in recoveries, or whether the economy is truly weakening into a double-dip recession. As this debate moves towards resolution, the markets most likely will refocus on company fundamentals. We know that our task is to find those companies with excellent growth prospects, and we believe that investors will ultimately be rewarded for our discovery of such investments.

38 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Mid Cap Growth Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WFMCX)	12/30/1994	(6.62)	8.58	3.53	0.26	(0.92)	15.20	4.77	0.86	1.53%	1.19%

Class B (WFMBX)**	6/6/2003	(6.22)	9.42	3.54	0.35	(1.22)	14.42	3.89	0.35	2.28%	1.94%

Class C (WFMHX)	6/6/2003	(2.23)	13.45	3.86	0.06	(1.23)	14.45	3.86	0.06	2.28%	1.94%

Administrator Class (WMCGX)	3/31/2008					(0.73)	15.32	4.92	0.93	1.35%	1.16%

Institutional Class (WFMGX)	3/31/2008					(0.73)	15.50	5.00	0.97	1.06%	0.86%

Investor Class (WFMZX)	4/8/2005					(0.93)	15.12	4.61	0.73	1.64%	1.26%

Russell Midcap® Growth Index [1]						2.95	18.27	2.86	(0.88)

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available at the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%, and for Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Classes B and C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class B and C shares. Effective, June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Performance shown prior to the inception of the Investor Class shares reflects the performance of Class A shares, adjusted to reflect Class Z expenses. Performance shown for the Administrator and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the March 1, 2010 prospectus for the Administrator Class and the September 7, 2010 prospectus for Class A, Class B, Class C, Institutional Class and Investor Class.

7.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain contractual expense ratio of 1.15% for the Administrator Class, excluding acquire fund fees and certain other expenses. Effective July 19, 2010 for Class A, Class B, Class C, Institutional Class and Investor Class the investment adviser has contractual committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain contractual expense ratio of 1.18% for Class A, 1.93% for Class B and C, 0.85% for Institutional Class and 1.25% for Investor Class, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

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40 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Opportunity Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Ann M. Miletti
FUND INCEPTION
December 31, 1985
PERFORMANCE SUMMARY
11-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

11 Months
Investor Class	18.48%

Russell Midcap® Index[1]	22.95%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 1.37% and 1.48%, respectively. The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.35%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF SEPTEMBER 30, 2010)

1.	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Opportunity Fund Class A and Investor Class shares for the most recent ten years with the Russell Midcap® Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 41
Wells Fargo Advantage Opportunity Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund generated strong absolute returns for the 11-month period that ended September 30, 2010, yet trailed the Russell Midcap Index, its benchmark, during that period.
▪	Stock selection in the consumer discretionary and financials sectors hindered relative results and offset positive contributions in other areas, notably information technology, which showed strong outperformance from stock selection.
▪	As the market fluctuated, our process remained our foundation, as we continued to look for well-positioned businesses that have strong management teams, have favorable trends, and trade at attractive discounts to our estimated private market valuations.
Stock selection and sector weights both drove the Fund’s results during the period.
The consumer discretionary sector detracted from relative performance during the 11-month period, as retailers such as Target Corporation generated strong absolute stock performance but lagged the very strong results of their industry in the index. The Fund’s consumer discretionary results were boosted by above-benchmark returns generated by positions in media companies Liberty Global Inc. and Cablevision Systems as well as by the strong performance of Darden Restaurants Inc. Nevertheless, the Fund’s holdings in the sector lagged the overall sector in the benchmark.
The fund was underweight financials, which suffered from investor fears of growing regulatory burdens. Our view was to be very selective with banks and to focus on companies that are growing and making loans again. One example is City National Corporation, which rebounded strongly during the period. Additionally, stock selection among real estate investment trusts (REITs) aided returns, but our overall underexposure to REITs was a hindrance. Equity Residential was a core holding that delivered positive results for the Fund.
As with financials, the health care sector is undergoing significant regulatory reform. The Fund’s health care holdings showed mixed results that modestly lagged the sector. For example, Zimmer Holdings, a company specializing in medical implants, was hampered by patients postponing hip and knee replacements until the employment and economic environments improve. The stock price was still flat despite good fundamentals. However, we believe that the aging demographics of the United States bode well for Zimmer, which is a leader in this space.

42 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Opportunity Fund (continued)
TEN LARGEST EQUITY HOLDINGS3
(AS OF SEPTEMBER 30, 2010)

Praxair Incorporated	1.36%

Global Payments Incorporated	1.32%

Weatherford International Limited	1.29%

Crown Holdings Incorporated	1.22%

Equinix Incorporated	1.21%

Microsemi Corporation	1.20%

Apollo Group Incorporated Class A	1.19%

Kohl’s Corporation	1.18%

Kroger Company	1.17%

MasterCard Incorporated	1.16%
SECTOR DISTRIBUTION4
(AS OF SEPTEMBER 30, 2010)
Information technology (IT) holdings added both absolute and relative value to the Fund. The Fund emphasized wireless and cloud-computing companies. Red Hat Inc.’s share price, for example, surged because it is a major beneficiary of the growing trend of cloud computing.
Our methodology includes buying stocks that are selling at a discount to their intrinsic private market values and selling stocks that approach their private market values.
Our discipline allows us to be patient with stocks that are out of favor with the market. Such a long-term approach seems to be the exception as the unprecedented volatility in the market appears to have increased investor focus on the short term rather than the long term. Although this dynamic of short term investor focus on the market in light of the unprecedented volatility was challenging, we viewed it favorably, as indiscriminant sell-offs at various times through the period punished many companies that we judged to be higher-quality businesses with strong management teams. Subsequent rallies, particularly the market upswing in September 2010, appeared to reward our patience and longer-term view.
We took advantage of the market volatility to add positions in several sectors and industries. These additions were generally complemented by sales of companies that have what we believe to be inappropriate valuations, lower-quality business models, or deteriorating fundamentals. The Fund ended the period with an overweight to the IT, consumer discretionary, and health care sectors and an underweight to the financials and utilities sectors.
Uncertainty remains, but opportunities remain as well.
As the rally over the past 11 months progressed, more questions continued to arise, most notably about the potential long-term growth rate of the macro economy and the potential consequences from a changing regulatory landscape. These questions not only increase uncertainty but also present opportunities to potentially add to current holdings at favorable prices and

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 43
Wells Fargo Advantage Opportunity Fund (continued)
valuations or upgrade the Fund with what we believe to be higher-quality companies. In either calm or volatile periods, our ideal goal is to build a diversified portfolio of stocks that we believe will offer upside participation and downside protection for investors.
Our bottom-up process of identifying companies that we believe have solid business models, strong management teams, and favorable trends, trading at attractive discounts to our private market valuations, continues to guide our decision-making process.

44 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Opportunity Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (SOPVX)	2/24/2000	(4.35)	8.11	1.55	2.55	1.49	14.72	2.76	3.16	1.37%	1.31%

Class C (WFOPX)	3/31/2008	0.10	12.92	1.99	2.53	1.10	13.92	1.99	2.53	2.10%	2.06%

Administrator Class (WOFDX)	8/30/2002					1.61	15.03	3.01	3.45	1.19%	1.06%

Institutional Class (WOFNX)	7/30/2010					1.63	15.07	3.02	3.45	0.89%	0.87%

Investor Class (SOPFX)	12/31/1985					1.43	14.67	2.69	3.22	1.48%	1.37%

Russell Midcap® Index[1]						2.12	17.54	2.60	4.86

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from February 24, 2000, to June 20, 2008, includes Advisor Class expenses. Performance shown for Class C shares prior to its inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Performance shown for the Institutional Class prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Performance shown for the Administrator Class shares prior to its inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the March 1, 2010 prospectus and July 30, 2010 prospectus for the Institutional Class.

7.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.29% for Class A, 2.04% for Class C, 1.04% for Administrator Class and 1.35% for Investor class, excluding acquired fund fees and certain other expenses. The investment adviser has contractually committed through January 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 0.85% for Institutional Class, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

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46 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small/Mid Cap Core Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Golden Capital Management, LLC
PORTFOLIO MANAGER

John R. Campbell, CFA
FUND INCEPTION

December 17, 2007
PERFORMANCE SUMMARY

2-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

2 Month
Administrator Class	7.01%

Russell 2500TM Index[1]	4.84%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Administrator Class shares are 1.15% and 1.67%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF SEPTEMBER 30, 2010)

1.	The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Small Mid Cap Core Fund Class A and Administrator Class shares for the life of the Fund with the Russell 2500TM Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 47
Wells Fargo Advantage Small/Mid Cap Core Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund outperformed its benchmark, the Russell 2500® Index, for the two-month period that ended September 30, 2010.

▪	Strong stock selection within the industrials, health care, and information technology sectors provided the greatest positive contribution to the Fund’s performance.

▪	Unfavorable stock selection within the energy and consumer discretionary sectors detracted from Fund performance.

▪	We believe that the key risk for the coming year is the potential for policy errors by fiscal and monetary authorities.
Concerns about the economy and the potential for the Federal Reserve to undertake additional monetary stimulus measures determined the course of the market during the period.
During August 2010, investors exhibited a great deal of nervousness and fear about the potential for the economy to fall into a “double-dip” recession. July housing market data weighed heavily on the markets as it showed a significant slowdown in the number of sales and weakness in home prices upon the expiration of the housing tax credit. At the August meeting of the Federal Open Market Committee (FOMC), the Federal Reserve (Fed) downgraded its expectations for U.S. economic growth and committed to reinvesting principal payments from its portfolio of mortgage-backed securities into longer-term Treasury securities. Throughout the month of August, we continued to get mixed signals on the economy, and investors began worrying about deflation. As a result, the stock market swooned and the government bond market rallied. However, by the end of August, market participants had become convinced that the Fed would be forced to undertake a significant additional round of quantitative easing (QE) to provide greater stimulus to the economy and fight off deflation. This hope for “QE2” drove investors into riskier assets, including equities, and the U.S. stock market indexes had one of the best Septembers in about 70 years.
SECTOR DISTRIBUTION3
(AS OF SEPTEMBER 30, 2010)

3.	Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

48 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small/Mid Cap Core Fund (continued)
Strong performance in a number of the Fund’s cyclical stocks, coupled with merger-and-acquisition-related news, boosted the Fund’s performance.
During the period, the Fund outperformed its benchmark, the Russell 2500 Index. Both stock selection and sector weightings were positive contributors, with stock selection providing the bulk of the positive relative performance. Stock selection was strongest in the industrials, health care, and information technology sectors. Within industrials, two of the strongest performers included Bucyrus International, a manufacturer of equipment for the mining industry, which benefited from the rise in prices of industrials and precious metals; and Polypore International, a manufacturer of membranes used in batteries, which benefited from high demand for portable electronic devices. On an absolute basis, Endo Pharmaceutical was our best-performing stock during the period as it announced a small acquisition (Penwest Pharmaceuticals) and a larger strategic acquisition (Qualitest Pharmaceuticals), which we believe will make Endo a significant player in the generic drug space. TIBCO Software shares rallied sharply as it was viewed as a potential buyout candidate. Stock selection was weakest in the consumer discretionary and energy sectors. Closeout retailer Big Lots saw its shares move lower in the period as it reported comparable same-store sales growth that was slightly lower than expected. Cimarex Energy posted good second-quarter oil and gas production volumes and earnings; however, the shares were weak in the quarter. As for our sector weightings relative to the benchmark, our underweight to financials and our overweights to information technology and health care provided a boost to relative returns. During the period, none of our sector weighting decisions meaningfully detracted from performance.
Macroeconomic themes will likely dominate the near-term outlook.
Heading into the fourth quarter, all eyes are firmly fixed on the November 2–3 FOMC meeting, the November 2 U.S. congressional elections, and the inherent future policy implications. Much will depend on the magnitude of additional Fed asset purchases and the time frame for implementing those purchases. Currently, the market seems to be expecting a large program (perhaps $500 billion) over a period of months or quarters. Given the Fed’s mandate of stable prices and full employment, it does seem likely that it will be compelled to act. If the Fed pursues an aggressive course of action, we think it will
TEN LARGEST EQUITY HOLDINGS4
(AS OF SEPTEMBER 30, 2010)

TIBCO Software Incorporated	2.81%

FMC Corporation	2.05%

AmerisourceBergen Corporation	2.05%

Digital Reality Trust Incorporated	2.02%

Polypore International Incorporated	1.97%

Waters Corporation	1.93%

Endo Pharmaceuticals Holdings Incorporated	1.83%

Pall Corporation	1.82%

Genpact Limited	1.78%

Bucyrus International Incorporated Class A	1.76%

4.	The ten largest effective holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 49
Wells Fargo Advantage Small/Mid Cap Core Fund (continued)
distort investor incentives and drive them into riskier investments. While this would probably be favorable for the stock market overall, it would likely create a more volatile environment that would be more susceptible to external shocks and policy errors by fiscal and monetary authorities. With our eyes wide open to the implications of the macroeconomic environment, we will continue to systematically seek out companies with strong balance sheets, inexpensive valuations, positive earnings momentum, good earnings quality, and positive trading momentum.

50 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small/Mid Cap Core Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge			Excluding Sales Charge			Expense Ratios[6]
	Date	6 Month*	1 Year	Life of Fund	6 Month*	1 Year	Life of Fund	Gross	Net[7]
Class A (ECOAX)	12/17/2007	0.38	11.99	(9.51)	6.50	18.79	(7.57)	1.83%	1.40%

Class C (ECOCX)	12/17/2007	5.19	16.94	(8.15)	6.19	17.94	(8.15)	2.58%	2.15%

Administrator Class (ECOIX)	12/17/2007				6.73	19.15	(7.32)	1.67%	1.15%

Institutional Class (ECONX)	7/30/2010				6.86	19.29	(7.28)	1.40%	0.95%

Russell 2500TM Index[1]					1.01	15.92	(1.34)

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available at the Fund’s Web site – www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for the Institutional Class prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Golden Core Opportunities Fund.

6.	Reflects the expense ratios as stated in the July 19, 2010 prospectus and the July 30, 2010 prospectus for the Institutional Class.

7.	The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

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52 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Special Mid Cap Value Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Wells Capital Management Incorporated
PORTFOLIO MANAGERS

James M. Tringas, CFA, CPA
Bryant VanCronkhite, CFA, CPA
FUND INCEPTION

December 31, 1998
PERFORMANCE SUMMARY

11-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

11 Months
Investor Class	17.53%

Russell Midcap® Value Index[1]	22.78%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 1.32% and 1.49%, respectively. The investment adviser has contractually committed through February 28, 2011 waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio at 1.31% for Investor Class shares, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF SEPTEMBER 30, 2010)

1.	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Special Mid Cap Value Fund Class A and Investor Class shares for the most recent ten years with the Russell Midcap Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 53
Wells Fargo Advantage Special Mid Cap Value Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	During a period of intense focus on macro-related data points, our bottom-up, risk-centric approach to investing did not allow us to keep pace with a robust market. The Fund thus underperformed the Russell Midcap® Value Index for the 11-month period that ended September 30, 2010.

▪	Our underperformance was driven by poor performance in the consumer discretionary sector, which was one of the best-performing sectors within the index for the period. That poor performance was partially offset by strong stock selection in the industrials and materials sectors.

▪	Our process is to evaluate a company based on its relative risk and return profile, a process that we believe has proven itself over time. We remain confident in our strategy and continue to focus on executing our investment process.
The focus on macro-related data points continued to be the key driver of market activity during the period.
While there is never a time horizon in which an investor can completely ignore broad economic trends, in our view there has rarely been a time when macroeconomic concerns have had a greater effect on the market than has been the case over the past couple of years. Factors including government spending, interest rates, currency manipulation, and Federal Reserve Board nontraditional monetary policy have played central roles in the investment decision-making process for a large subset of market participants. The result was record-high correlations among stocks, an environment that made it exceedingly difficult for active managers to provide relative outperformance.
As investors, we are aware of the direction and the health of the economy; however, macroeconomic concerns are not the direct drivers of our individual stock selection. We are fundamental investors and continue to focus upon our well-defined, repeatable process of evaluating individual companies to determine our estimates of their intrinsic value. We then endeavor to purchase those companies at significant discounts to that estimated intrinsic value. This process has resulted in the Fund being underweight the consumer discretionary, financials, and utilities sectors and overweight the industrials, health care, and information technology sectors. During the period, we increased our
TEN LARGEST EQUITY HOLDINGS3
(AS OF SEPTEMBER 30, 2010)

FedEx Corporation	2.07%

Global Payments Incorporated	2.05%

Molex Incorporated Class A	1.97%

Kroger Company	1.86%

Walgreen Company	1.85%

Trinity Industries Incorporated	1.69%

Brown & Brown Incorporated	1.68%

Tyco International Limited	1.62%

Omnicare Incorporated	1.61%

FMC Corporation	1.61%

3.	The ten largest portfolio holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

54 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Special Mid Cap Value Fund (continued)
underweight in financials and trimmed our overweight in health care as we took profits in stocks that approached our target prices. We reallocated the proceeds from the stock sales to the industrials and information technology sectors, where we increased our already overweight positions.
Poor performance in the consumer discretionary sector was only partially offset by strong stock selection in the industrials and materials groups.
A key detractor from performance was our lack of exposure to consumer discretionary stocks. After the sharp rebound in the group during 2009, we found it increasingly difficult to find attractively valued consumer stocks. However, specialty retail, hotel, restaurant, and media stocks continued to outperform over the period. Compounding the problem was poor stock selection in the space. We owned Office Depot Inc. beginning in July 2009. Our failure with this stock was not in our buy decision but with our sell decision. After our initial purchase, the stock performed well as the management team executed on its strategic and financial turnaround plan. However, our lack of appreciation for the extent to which factors outside of management’s control would affect operating results resulted in us selling the stock below our average purchase price. We still held a small position in the stock as of the end of September.
SECTOR DISTRIBUTION4
(AS OF SEPTEMBER 30, 2010)
Offsetting the negative impact in consumer discretionary was strong stock selection within the industrials and materials sectors. We bought Trinity Industries Inc., a manufacturer of rail cars, barges, and construction-related products, in January 2010. In our view, the company’s misunderstood balance sheet and underappreciated cost-cutting efforts allowed us to buy the stock at what we thought were attractive valuations. The stock has been a solid performer for us to date and we continue to hold the shares. Within the materials group, top-10 holding FMC Corporation was a standout performer during the period. FMC manufactures agricultural and industrial materials and has benefited from its ability to consistently increase prices as well as leverage its research and development work to create new products. We have trimmed our position in the stock as it has appreciated, but FMC remains one of our larger portfolio holdings.

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 55
Wells Fargo Advantage Special Mid Cap Value Fund (continued)
We remain faithful to our process in this volatile macroeconomic environment because we believe that astute stock selection will eventually be rewarded.
Consistent with our process, we seek companies that have solid and understandable assets, manageable debt, and credible management teams. We work to buy the stocks of these companies at attractive prices, often when companies are temporarily out of favor with the market. We believe that our disciplined investment process and risk management focus will serve us well in the future.

56 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Special Mid Cap Value Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WFPAX)	07/31/2007	(7.14)	6.79	0.87	7.55	(1.48)	13.30	2.07	8.19	1.36%	1.26%

Class C (WFPCX)	07/31/2007	(2.87)	11.43	1.34	7.51	(1.87)	12.43	1.34	7.51	2.05%	2.01%

Administrator Class (WFMDX)	04/08/2005					(1.42)	13.45	2.21	8.27	1.20%	1.15%

Institutional Class (WFMIX)	04/08/2005					(1.31)	13.75	2.47	8.42	0.93%	0.88%

Investor Class (SMCDX)	12/31/1998					(1.52)	13.25	2.03	8.17	1.49%	1.32%

Russell Midcap® Value Index[1]						1.40	16.93	1.97	7.80

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available at the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Class C shares prior to its inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Performance shown for Class A, Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the August 16, 2010 prospectus for Class A and Class C, the September 7, 2010 prospectus for Administrator Class and Institutional Class and the October 14, 2010 prospectus for Investor Class.

7.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain contractual expense ratio at 1.25% for Class A, 2.00% for Class C, 1.31% for Investor Class, excluding acquired fund fees and certain other expenses. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio at 1.14% for Administrator Class and 0.87% for Institutional Class, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

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58 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Traditional Small Cap Growth Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Paul Carder, CFA
Jeffrey S. Drummond, CFA
Linda Freeman, CFA
Jeffrey Harrison, CFA
FUND INCEPTION
June 5, 1995
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

(EXCLUDING SALES CHARGES)

12 Month
Class A	12.50%

Russell 2000® Growth Index[1]	14.79%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.34% and 1.42%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio at 1.33%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF SEPTEMBER 30, 2010)

1.	The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Traditional Small Cap Growth Fund Class A and Institutional Class shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 59
Wells Fargo Advantage Traditional Small Cap Growth Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	For the 12-month period that ended September 30, 2010, the Fund’s Class A shares returned 12.50% but trailed the Russell 2000® Growth Index, which increased 14.79%.

▪	Despite considerable volatility over the past year, as investors vacillated on their assessment of the state of the economy, we remained focused on our fundamental, bottom-up process and on investing in small companies with sustainable long-term revenue and earnings growth.
Fund returns were driven by companies that experienced growing demand and exceeded expectations.
The industrials sector was the largest contributor to performance by a wide margin, while materials, telecommunication services, and consumer staples holdings were also strong relative contributors. In industrials, stand-out performers included Argon ST, Atlas Air Worldwide Holdings, Polypore International, and Titan International. Argon ST, a developer of technology solutions for military and intelligence customers, was acquired by Boeing for a significant premium. Atlas Air, one of the largest providers of outsourced air freight capacity, benefited from strong air freight trends in markets that have seen a significant retirement of capacity. Polypore, a maker of microporous membranes used in the manufacturing of lithium-ion batteries, is a clear leader in the rapid development of lithium-ion batteries for hybrid and electric vehicles. Finally, Titan, one of the world’s largest manufacturers of wheels and tires for the agricultural market, saw increased demand for its products as farm incomes rose. In materials, Cytec Industries benefited from strong pricing and good volume in its coating resin business, while its engineered materials business is ramped with good visibility for the foreseeable future given its exposure to aerospace, particularly the Boeing 787. Rockwood Holdings, another strong contributor, posted large positive earnings surprises in recent quarters and the outlook remains very attractive given strong demand in its lithium and ceramic businesses.
In telecommunications, SBA Communications produced outsized gains. SBA leases cell towers to service providers to improve their coverage, and there is a significant tailwind for the company given the proliferation of smartphones and
TEN LARGEST EQUITY HOLDINGS3
(AS OF SEPTEMBER 30, 2010)

MSC Industrial Direct Company	1.25%

Taleo Corporation Class A	1.23%

Concur Technologies Incorporated	1.20%

SBA Communications Corporation Class A	1.18%

Equinix Incorporated	1.17%

ADTRAN Incorporated	1.14%

Alexion Pharmaceuticals Incorporated	1.13%

National Cinemedia Incorporated	1.12%

Zoll Medical Corporation	1.10%

RBC Bearings Incorporated	1.10%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

60 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Traditional Small Cap Growth Fund (continued)
other data-intensive handsets that are taxing the capacity of networks far more than previous generations of devices. Consumer staples holding Elizabeth Arden, a global beauty products company, posted results that exceeded expectations as its brands experienced growth both domestically and internationally. Furthermore, its global supply chain reengineering program has been able to identify and achieve operating efficiencies.
Other positive performance contributors included biotech companies Incyte and Alexion Pharmaceuticals, shoe retailer DSW, and internet software providers Support.com, LivePerson, and Rackspace Hosting.
Broader sector concerns and low investor sentiment dampened upside potential of holdings across several sectors.
Our largest detractors included names within consumer discretionary, energy, and health care, as well a disadvantageous transactional cash position. In consumer discretionary, our holdings failed to keep pace with the index; Blue Nile, the internet jewelry retailer, was the biggest disappointment as it fell victim to a challenging consumer spending environment and lackluster demand for diamond engagement jewelry. While we trimmed our position, we continue to view the company as a long-term secular winner because its negative working capital model puts it in an enviable position relative to brick-and-mortar jewelry chains that have to spend large amounts on inventory that turns over more slowly. Premium denim company True Religion was another problem holding, with disappointing results in its domestic wholesale business offsetting the strength in its company-owned stores and international operations. In response, we sold the stock.
SECTOR DISTRIBUTION4
(AS OF SEPTEMBER 30, 2010)
Our underperformance within energy came as a result of our holdings in two natural gas exploration and production companies, Petrohawk Energy and Goodrich Petroleum. We continue to hold these stocks because both companies have attractive acreage and have executed well but are victims of low natural gas prices and negative investor sentiment. We expect natural gas prices to move higher and our holdings to be rewarded as the negative sentiment wanes.
In health care, the strength of our biotech companies, Incyte and Alexion Pharmaceuticals, was more than offset by weakness in holdings such as home health provider Amedisys, tissue-based medical product company RTI Biologics, and

4.	Sector distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 61
Wells Fargo Advantage Traditional Small Cap Growth Fund (continued)
diagnostics provider Clarient. Due to negative fundamental developments at each of these companies, the stocks were sold. Finally, the sale of life sciences company Illumina, due to negative news on a quality issue, proved costly relative to the index when the company subsequently announced an important new gene-sequencing product.
Our well-defined, bottom-up investment process will continue to identify sustainable growth opportunities and drive long-term excess returns.
We remain confident in our investment philosophy and process, which has served us well over many years. Our bottom-up focus is on owning rapidly growing small companies with sustainable business models that trade at reasonable valuations.

62 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Traditional Small Cap Growth Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (EGWAX)	6/5/1995	(3.71)	6.00	0.60	0.52	2.15	12.50	1.80	1.11	1.42%	1.34%

Class C (EGWCX)	7/30/2010	0.75	10.63	1.03	0.36	1.75	11.63	1.03	0.36	2.17%	2.09%

Administrator Class (EGWDX)	7/30/2010					2.19	12.58	1.84	1.16	1.26%	1.21%

Institutional Class (EGRYX)	11/19/1997					2.34	12.87	2.07	1.39	0.99%	0.99%

Russell 2000 Growth Index[1]						2.43	14.79	2.35	(0.13)

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available at the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum front-end sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Class C shares prior to its inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Performance shown for the Administrator Class shares prior to its inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Growth Fund.

6.	Reflects the expense ratios as stated in the July 19, 2010 prospectus for Class A and Institutional Class and the July 30, 2010 prospectus for Class C and Administrator Class.

7.	The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio at 1.33% for Class A, 2.08% for Class C, 1.20% for Administrator Class and 0.98% for Institutional Class, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 63
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2010 to September 30, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	04-01-2010	09-30-2010	the Period[1]	Expense Ratio
Wells Fargo Advantage C&B Mid Cap Value Fund
Class A
Actual	$1,000.00	$980.61	$5.96	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%

Class B
Actual	$1,000.00	$977.21	$9.67	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%

Class C
Actual	$1,000.00	$977.19	$9.67	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%

Administrator Class
Actual	$1,000.00	$980.15	$5.71	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%

Institutional Class
Actual	$1,000.00	$982.13	$4.47	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

Investor Class
Actual	$1,000.00	$980.69	$6.21	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%

64 Wells Fargo Advantage Small and Mid Cap Stock Funds	Fund Expenses (Unaudited)

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	04-01-2010	09-30-2010	the Period[1]	Expense Ratio
Wells Fargo Advantage Common Stock Fund
Class A
Actual	$1,000.00	$1,011.11	$6.35	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.38	1.26%

Class B
Actual	$1,000.00	$1,006.74	$10.11	2.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.99	$10.15	2.01%

Class C
Actual	$1,000.00	$1,007.35	$10.11	2.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.99	$10.15	2.01%

Administrator Class
Actual	$1,000.00	$1,011.11	$5.39	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.42	1.07%

Institutional Class
Actual	$1,000.00	$1,011.67	$4.49	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51	0.89%

Investor Class
Actual	$1,000.00	$1,010.34	$6.50	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.53	1.29%

Wells Fargo Advantage Discovery Fund
Class A
Actual	$1,000.00	$1,071.95	$6.91	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.73	1.33%

Class C
Actual	$1,000.00	$1,067.69	$10.78	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.64	$10.50	2.08%

Administrator Class
Actual	$1,000.00	$1,072.67	$5.98	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%

Institutional Class
Actual	$1,000.00	$1,074.07	$4.84	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71	0.93%

Investor Class
Actual	$1,000.00	$1,071.65	$7.17	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.98	1.38%

Wells Fargo Advantage Enterprise Fund
Class A
Actual	$1,000.00	$1,041.01	$6.80	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.73	1.33%

Class C
Actual	$1,000.00	$1,037.05	$10.57	2.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.69	$10.45	2.07%

Administrator Class
Actual	$1,000.00	$1,041.62	$5.89	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%

Institutional Class
Actual	$1,000.00	$1,043.16	$4.61	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

Fund Expenses (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 65

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	04-01-2010	09-30-2010	the Period[1]	Expense Ratio
Wells Fargo Advantage Enterprise Fund (continued)
Investor Class
Actual	$1,000.00	$1,040.40	$7.26	1.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.18	1.42%

Wells Fargo Advantage Growth Opportunity Fund
Class A
Actual	$1,000.00	$1,000.00	$6.12	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.17	1.22%

Class C
Actual	$1,000.00	$995.80	$9.86	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.19	$9.95	1.97%

Administrator Class
Actual	$1,000.00	$1,000.84	$5.77	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%

Institutional Class
Actual	$1,000.00	$1,001.67	$4.77	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

Wells Fargo Advantage Mid Cap Growth Fund
Class A
Actual	$1,000.00	$990.79	$6.09	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.17	1.22%

Class B
Actual	$1,000.00	$987.75	$9.82	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.19	$9.95	1.97%

Class C
Actual	$1,000.00	$987.73	$9.92	1.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.09	$10.05	1.99%

Administrator Class
Actual	$1,000.00	$992.67	$5.74	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%

Institutional Class
Actual	$1,000.00	$992.70	$4.25	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%

Investor Class
Actual	$1,000.00	$990.71	$6.84	1.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.93	1.37%

Wells Fargo Advantage Opportunity Fund
Class A
Actual	$1,000.00	$1,014.89	$6.52	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.53	1.29%

Class C
Actual	$1,000.00	$1,010.95	$10.28	2.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.84	$10.30	2.04%

Administrator Class
Actual	$1,000.00	$1,016.05	$5.26	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.27	1.04%

Institutional Class
Actual	$1,000.00	$1,016.34	$4.09	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10	0.81%

66 Wells Fargo Advantage Small and Mid Cap Stock Funds	Fund Expenses (Unaudited)

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	04-01-2010	09-30-2010	the Period[1]	Expense Ratio
Wells Fargo Advantage Opportunity Fund (continued)
Investor Class
Actual	$1,000.00	$1,014.27	$6.82	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83	1.35%

Wells Fargo Advantage Small/Mid Cap Core Fund
Class A
Actual	$1,000.00	$1,064.99	$7.56	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.38	1.46%

Class C
Actual	$1,000.00	$1,061.91	$11.47	2.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.94	$11.21	2.22%

Administrator Class
Actual	$1,000.00	$1,067.28	$6.22	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%

Institutional Class
Actual	$1,000.00	$1,068.60	$4.93	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

Wells Fargo Advantage Special Mid Cap Value Fund
Class A
Actual	$1,000.00	$985.17	$6.22	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%

Class C
Actual	$1,000.00	$981.33	$9.93	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%

Administrator Class
Actual	$1,000.00	$985.84	$5.63	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72	1.13%

Institutional Class
Actual	$1,000.00	$986.92	$4.38	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46	0.88%

Investor Class
Actual	$1,000.00	$984.81	$6.52	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.63	1.31%

Wells Fargo Advantage Traditional Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,021.51	$6.64	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.63	1.31%

Class C
Actual	$1,000.00	$1,017.48	$10.52	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.64	$10.50	2.08%

Administrator Class
Actual	$1,000.00	$1,021.94	$6.08	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%

Institutional Class
Actual	$1,000.00	$1,023.40	$5.07	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period.)

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 67
C&B MID CAP VALUE FUND

Shares	Security Name	Value
Common Stocks: 96.90%

Consumer Discretionary: 11.62%

Hotels, Restaurants & Leisure: 4.44%
82,300	Darden Restaurants Incorporated	$3,520,794
199,700	International Speedway Corporation Class A«	4,872,680

		8,393,474

Household Durables: 5.59%
115,100	Fortune Brands Incorporated	5,666,373
7,550	NVR Incorporated«	4,888,852

		10,555,225

Specialty Retail: 1.59%
76,300	Abercrombie & Fitch Company Class A«	3,000,116

Consumer Staples: 6.18%

Food & Staples Retailing: 2.68%
239,400	Safeway Incorporated«	5,065,704

Food Products: 1.42%
111,435	Hain Celestial Group Incorporated«	2,672,211

Personal Products: 2.08%
122,500	Avon Products Incorporated«	3,933,475

Financials: 24.78%

Commercial Banks: 6.54%
790,500	CapitalSource Incorporated	4,221,270
71,100	City National Corporation«	3,773,277
384,857	Umpqua Holdings Corporation«	4,364,278

		12,358,825

Insurance: 18.24%
171,800	Arthur J. Gallagher & Company	4,530,366
139,600	Axis Capital Holdings Limited	4,598,424
279,100	Fidelity National Title Group Incorporated«	4,384,661
63,200	RenaissanceRe Holdings Limited«	3,789,472
184,985	Stewart Information Services Corporation«	2,094,030
82,400	Torchmark Corporation	4,378,736
16,900	White Mountain Insurance Group Limited	5,212,974
177,900	Willis Group Holdings	5,482,878

		34,471,541

Health Care: 8.71%

Health Care Equipment & Supplies: 1.99%
109,600	West Pharmaceutical Services Incorporated«	3,760,376

Health Care Providers & Services: 6.72%
93,450	Cardinal Health Incorporated«	3,087,588
79,000	MEDNAX Incorporated	4,210,700
107,000	Quest Diagnostics Incorporated	5,400,290

		12,698,578

68 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
C&B MID CAP VALUE FUND

Shares	Security Name	Value
Industrials: 19.82%

Commercial Services & Supplies: 11.50%
181,800	Cintas Corporation«	$5,008,590
180,500	G&K Services Incorporated Class A	4,126,230
33,700	Manpower Incorporated«	1,759,140
161,300	Republic Services Incorporated	4,918,037
710,300	Steelcase Incorporated«	5,916,799

		21,728,796

Industrial Conglomerates: 1.51%
95,200	Carlisle Companies Incorporated	2,851,240

Machinery: 6.81%
197,193	Albany International Corporation Class A	3,730,892
93,500	Dover Corporation	4,881,635
138,000	Kennametal Incorporated«	4,268,340

		12,880,867

Information Technology: 16.00%

Computers & Peripherals: 2.37%
144,400	Diebold Incorporated«	4,489,396

Electronic Equipment & Instruments: 5.05%
734,600	Flextronics International Limited«	4,436,984
243,900	Molex Incorporated«	5,104,827

		9,541,811

Semiconductors & Semiconductor Equipment: 8.58%
121,190	Lam Research Corporation	5,071,802
495,400	Teradyne Incorporated«	5,518,756
691,099	Verigy Limited	5,618,635

		16,209,193

Materials: 8.06%

Chemicals: 3.03%
78,900	International Flavors & Fragrances Incorporated	3,828,228
36,800	Scotts Miracle-Gro Company«	1,903,664

		5,731,892

Containers & Packaging: 5.03%
164,200	Bemis Company Incorporated«	5,213,350
185,000	Packaging Corporation of America	4,286,450

		9,499,800

Utilities: 1.73%

Electric Utilities: 1.73%
134,700	Westar Energy Incorporated«	3,263,781

Total Common Stocks (Cost $169,017,377)		183,106,301

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 69
C&B MID CAP VALUE FUND

Principal	Security Name	Interest Rate	Maturity Date	Value
Short-Term Investments: 34.94%

Corporate Bonds & Notes: 0.76%
$1,259,498	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	$509,719
1,619,553	VFNC Corporation(v)††±(a)(i)	0.26	09/29/2011	923,145

				1,432,864

Shares			Yield
Investment Companies: 34.18%
4,330,740	Wells Fargo Advantage Money Market Trust(l)(u)		0.25	4,330,740
60,257,529	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	60,257,529

				64,588,269

Total Short-Term Investments (Cost $65,608,418)				66,021,133

Total Investments in Securities (Cost $234,625,795)*		131.84%		249,127,434

Other Assets and Liabilities, Net		(31.84)		(60,171,763)

Total Net Assets		100.00%		$188,955,671

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $251,802,771 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$26,338,644
Gross unrealized depreciation	(29,013,981)

Net unrealized depreciation	$(2,675,337)
The accompanying notes are an integral part of these financial statements.

70 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
COMMON STOCK FUND

Shares	Security Name	Value
Common Stocks: 97.69%

Consumer Discretionary: 18.41%

Auto Components: 1.18%
206,000	BorgWarner Incorporated«†	$10,839,720

Diversified Consumer Services: 2.73%
764,093	Bridgepoint Education Incorporated†	11,812,878
599,909	Grand Canyon Education Incorporated†	13,156,004

		24,968,882

Hotels, Restaurants & Leisure: 1.22%
355,000	Royal Caribbean Cruises Limited«†	11,193,150

Household Durables: 1.21%
206,933	Mohawk Industries Incorporated«†	11,029,529

Internet & Catalog Retail: 1.37%
911,000	Liberty Media Corporation Interactive Series A†	12,489,810

Media: 4.67%
403,000	Cablevision Systems Corporation New York Group Class A	10,554,570
217,000	Discovery Communications Incorporated Class A†	8,287,230
1,089,000	Interpublic Group of Companies Incorporated«†	10,922,670
239,707	Time Warner Cable Incorporated	12,941,781

		42,706,251

Specialty Retail: 6.03%
189,000	Advance Auto Parts Incorporated«	11,090,520
480,000	GameStop Corporation Class A«†	9,460,800
302,000	J.Crew Group Incorporated«†	10,153,240
341,124	Tractor Supply Company«	13,528,978
348,000	Urban Outfitters Incorporated«†	10,941,120

		55,174,658

Consumer Staples: 2.35%

Food & Staples Retailing: 1.06%
234,000	BJ’s Wholesale Club Incorporated†	9,711,000

Household Products: 1.29%
181,000	Church & Dwight Company Incorporated	11,754,140

Energy: 7.20%

Energy Equipment & Services: 3.60%
302,000	Cameron International Corporation«†	12,973,920
261,000	Helmerich & Payne Incorporated«	10,560,060
277,449	Noble Corporation	9,375,002

		32,908,982

Oil, Gas & Consumable Fuels: 3.60%
366,100	Forest Oil Corporation†	10,873,170
193,000	Newfield Exploration Company†	11,085,920
288,000	Range Resources Corporation«	10,981,440

		32,940,530

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 71
COMMON STOCK FUND

Shares	Security Name	Value
Financials: 11.16%

Capital Markets: 0.59%
257,068	INVESCO Limited	$5,457,554

Commercial Banks: 4.76%
2,278,000	CapitalSource Incorporated	12,164,520
182,000	City National Corporation	9,658,740
630,292	FirstMerit Corporation«	11,546,949
695,170	Glacier Bancorp Incorporated	10,149,482

		43,519,691

Insurance: 2.53%
238,370	Reinsurance Group of America Incorporated	11,510,887
194,190	RenaissanceRe Holdings Limited	11,643,632

		23,154,519

Real Estate Investment Trusts: 3.28%
621,600	BioMed Realty Trust Incorporated«	11,139,072
179,000	Camden Property Trust«	8,586,630
176,000	Mid-America Apartment Communities Incorporated«	10,257,280

		29,982,982

Health Care: 12.00%

Biotechnology: 1.17%
514,000	Amylin Pharmaceuticals Incorporated«†	10,716,900

Health Care Equipment & Supplies: 4.83%
347,000	DENTSPLY International Incorporated«	11,093,590
759,000	Hologic Incorporated«†	12,151,590
176,000	Hospira Incorporated†	10,033,760
309,000	NuVasive Incorporated«†	10,858,260

		44,137,200

Health Care Providers & Services: 3.08%
604,304	HealthSouth Rehabilitation Corporation«†	11,602,637
87,000	McKesson Corporation	5,374,860
289,000	Universal Health Services Class B«	11,230,540

		28,208,037

Life Sciences Tools & Services: 2.92%
240,000	PAREXEL International Corporation†	5,551,200
417,301	Pharmaceutical Product Development Incorporated	10,344,878
178,000	Varian Medical Systems Incorporated«†	10,769,000

		26,665,078

Industrials: 15.92%

Airlines: 1.23%
220,000	Alaska Air Group Incorporated†	11,226,600

Building Products: 0.27%
224,000	Masco Corporation	2,466,240

72 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
COMMON STOCK FUND

Shares	Security Name	Value
Commercial Services & Supplies: 5.22%
594,400	Herman Miller Incorporated«	$11,697,792
574,300	NBH Holdings Corporation(a)(i)	11,078,247
380,000	Republic Services Incorporated	11,586,200
1,604,000	Steelcase Incorporated«	13,361,320

		47,723,559

Construction & Engineering: 1.22%
461,000	AECOM Technology Corporation«†	11,183,860

Electrical Equipment: 2.00%
252,000	AMETEK Incorporated	12,038,040
252,000	EnerSys«†	6,292,440

		18,330,480

Industrial Conglomerates: 1.11%
340,744	Carlisle Companies Incorporated	10,205,283

Machinery: 1.29%
350,000	Pentair Incorporated«	11,770,500

Road & Rail: 2.29%
155,000	Norfolk Southern Corporation	9,224,050
274,160	Ryder System Incorporated«	11,725,823

		20,949,873

Trading Companies & Distributors: 1.29%
402,000	GATX Corporation«	11,786,640

Information Technology: 21.37%

Communications Equipment: 2.63%
1,965,000	Brocade Communications Systems Incorporated«†	11,475,600
528,000	CommScope Incorporated†	12,534,720

		24,010,320

Computers & Peripherals: 1.24%
364,877	Diebold Incorporated	11,344,026

Electronic Equipment & Instruments: 1.29%
338,000	Trimble Navigation Limited«†	11,843,520

Internet Software & Services: 1.75%
426,000	GSI Commerce Incorporated«†	10,522,200
212,000	Rackspace Hosting Incorporated«†	5,507,760

		16,029,960

IT Services: 6.28%
194,000	Alliance Data Systems Corporation«†	12,660,440
381,000	Amdocs Limited«†	10,919,460
153,000	Cognizant Technology Solutions Corporation Class A†	9,863,910
347,100	Global Payments Incorporated	14,887,119
365,000	NeuStar Incorporated Class A«†	9,073,900

		57,404,829

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 73
COMMON STOCK FUND

Shares	Security Name	Value
Semiconductors & Semiconductor Equipment: 3.82%
2,240,000	Integrated Device Technology Incorporated†	$13,104,000
1,542,000	PMC-Sierra Incorporated†	11,349,120
395,000	Xilinx Incorporated«	10,510,950

		34,964,070

Software: 4.36%
925,000	Activision Blizzard Incorporated«	10,008,500
192,200	Ansys Incorporated«†	8,120,450
770,000	Nuance Communications Incorporated«†	12,042,800
236,000	Red Hat Incorporated†	9,676,000

		39,847,750

Materials: 6.93%

Chemicals: 2.50%
250,000	International Flavors & Fragrances Incorporated	12,130,000
425,800	Nalco Holding Company«	10,734,418

		22,864,418

Containers & Packaging: 2.70%
451,000	Crown Holdings Incorporated†	12,925,660
506,224	Packaging Corporation of America	11,729,210

		24,654,870

Metals & Mining: 1.73%
113,000	Royal Gold Incorporated«	5,631,920
723,000	Steel Dynamics Incorporated	10,201,530

		15,833,450

Telecommunication Services: 2.35%

Diversified Telecommunication Services: 1.11%
547,000	Time Warner Telecom Incorporated«†	10,157,790

Wireless Telecommunication Services: 1.24%
501,000	Syniverse Holdings Incorporated†	11,357,669

Total Common Stocks (Cost $706,957,951)		893,514,320

Principal		Interest Rate	Maturity Date
Short-Term Investments: 33.24%

Corporate Bonds & Notes: 0.63%
$5,052,448	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	2,044,726
6,496,801	VFNC Corporation(v)††±(a)(i)	0.26	09/29/2011	3,703,177

				5,747,903

74 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
COMMON STOCK FUND

Shares	Security Name		Yield	Value
Invesment Companies: 32.61%
18,938,960	Wells Fargo Advantage Money Market Trust(l)(u)		0.25%	$18,938,960
279,329,309	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	279,329,309

				298,268,269

Total Short-Term Investments (Cost $302,360,574)				304,016,172

Total Investments in Securities (Cost $1,009,318,525)*		130.93%		1,197,530,492

Other Assets and Liabilities, Net		(30.93)		(282,923,305)

Total Net Assets		100.00%		$914,607,187

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,026,848,561 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$213,545,839
Gross unrealized depreciation	(42,863,908)

Net unrealized appreciation	$170,681,931
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 75
DISCOVERY FUND

Shares	Security Name	Value
Common Stocks: 96.25%

Consumer Discretionary: 25.42%

Auto Components: 4.88%
263,600	BorgWarner Incorporated†«	$13,870,632
269,550	TRW Automotive Holdings Corporation†	11,202,498

		25,073,130

Diversified Consumer Services: 1.29%
153,700	Coinstar Incorporated†«	6,607,563

Hotels, Restaurants & Leisure: 1.62%
93,700	Panera Bread Company†	8,302,757

Household Durables: 1.13%
71,900	Whirlpool Corporation«	5,821,024

Internet & Catalog Retail: 2.46%
36,200	Priceline.com Incorporated†	12,609,908

Media: 3.45%
196,300	Scripps Networks Interactive Incorporated	9,339,954
362,600	Virgin Media Incorporated«	8,347,052

		17,687,006

Multiline Retail: 1.11%
171,100	Big Lots Incorporated†«	5,689,075

Specialty Retail: 9.48%
272,600	Dick’s Sporting Goods Incorporated†«	7,643,704
149,700	Genesco Incorporated†	4,473,036
247,500	Guess? Incorporated	10,055,925
279,455	hhgregg Incorporated†«	6,919,306
172,200	Jo Ann Stores Incorporated†	7,671,510
316,925	Penske Auto Group Incorporated†«	4,183,410
245,500	Urban Outfitters Incorporated†«	7,718,520

		48,665,411

Consumer Staples: 1.37%

Food & Staples Retailing: 1.37%
170,000	BJ’s Wholesale Club Incorporated†	7,055,000

Energy: 7.33%

Oil, Gas & Consumable Fuels: 7.33%
374,100	Brigham Exploration Company†«	7,014,375
199,300	Concho Resources Incorporated†	13,187,681
170,000	Pioneer Natural Resources Company«	11,055,100
227,459	Swift Energy Company†	6,387,049

		37,644,205

Financials: 3.60%

Commercial Banks: 1.61%
67,687	Home Bancshares Incorporated	1,375,400
212,300	Wintrust Financial Corporation«	6,880,643

		8,256,043

76 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
DISCOVERY FUND

Shares	Security Name	Value
Insurance: 1.99%
219,800	Aspen Insurance Holdings Limited	$6,655,544
89,328	Endurance Specialty Holdings Limited	3,555,254

		10,210,798

Health Care: 12.45%

Biotechnology: 3.22%
185,300	Alexion Pharmaceuticals Incorporated†	11,925,908
156,800	Pharmasset Incorporated†	4,625,600

		16,551,508

Health Care Equipment & Supplies: 2.91%
178,232	Sirona Dental Systems Incorporated†	6,423,481
84,600	Varian Medical Systems Incorporated†	5,118,300
131,124	Volcano Corporation†	3,406,602

		14,948,383

Health Care Providers & Services: 2.68%
139,600	AmerisourceBergen Corporation	4,280,136
177,558	Emergency Medical Services Corporation†	9,454,964

		13,735,100

Life Sciences Tools & Services: 1.26%
460,000	Bruker BioSciences Corporation†	6,453,800

Pharmaceuticals: 2.38%
189,600	Auxilium Pharmaceuticals Incorporated†«	4,698,288
116,800	Perrigo Company«	7,500,896

		12,199,184

Industrials: 12.38%

Aerospace & Defense: 1.27%
160,981	GeoEye Incorporated†	6,516,511

Air Freight & Logistics: 1.92%
195,900	Atlas Air Worldwide Holdings Incorporated†	9,853,770

Airlines: 2.48%
289,200	Delta Air Lines Incorporated†«	3,366,288
396,000	United Continental Holdings†«	9,357,480

		12,723,768

Machinery: 3.60%
269,600	Kennametal Incorporated	8,338,728
58,900	Parker Hannifin Corporation	4,126,534
143,732	Wabco Holdings Incorporated†	6,028,120

		18,493,382

Road & Rail: 3.11%
429,400	Avis Budget Group Incorporated†«	5,002,510
54,500	Dollar Thrifty Automotive Group Incorporated	2,732,630
237,796	J.B. Hunt Transport Services Incorporated	8,251,521

		15,986,661

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 77
DISCOVERY FUND

Shares	Security Name	Value
Information Technology: 26.65%

Communications Equipment: 2.80%
102,500	Acme Packet Incorporated†	$3,888,850
100,900	F5 Networks Incorporated†	10,474,429

		14,363,279

Computers & Peripherals: 1.14%
263,908	Isilon Systems Incorporated†«	5,879,870

Internet Software & Services: 3.80%
155,683	Equinix Incorporated†«	15,934,155
49,600	Mercadolibre Incorporated†	3,580,128

		19,514,283

IT Services: 4.96%
122,800	Alliance Data Systems Corporation†«	8,013,928
290,600	Gartner Incorporated†	8,555,264
741,262	Sapient Corporation	8,872,906

		25,442,098

Semiconductors & Semiconductor Equipment: 4.55%
768,600	Entropic Communications Incorporated†	7,378,560
379,900	NetLogic Microsystems Incorporated†«	10,477,642
242,800	Rubicon Technology Incorporated†«	5,509,132

		23,365,334

Software: 9.40%
156,200	Ansys Incorporated†	6,599,450
169,600	Concur Technologies Incorporated†«	8,385,024
168,246	Longtop Financial Technologies Limited ADR†«	6,620,480
256,300	Red Hat Incorporated†	10,508,300
380,950	SuccessFactors Incorporated†«	9,565,655
369,500	TIBCO Software Incorporated†	6,554,930

		48,233,839

Materials: 2.54%

Chemicals: 1.30%
209,019	Valspar Corporation	6,657,255

Containers & Packaging: 1.24%
200,500	Bemis Company Incorporated	6,365,875

Telecommunication Services: 4.51%

Diversified Telecommunication Services: 1.21%
729,150	Iradium Communications Incorporated†«	6,226,941

Wireless Telecommunication Services: 3.30%
419,500	SBA Communications Corporation Class A†«	16,905,849

Total Common Stocks (Cost $385,251,087)		494,038,610

78 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
DISCOVERY FUND

Principal	Security Name	Interest Rate	Maturity Date	Value
Short-Term Investments: 35.58%

Corporate Bonds & Notes: 0.45%
$2,055,648	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	$831,921
2,643,300	VFNC Corporation(v)(a)(i)††±	0.26	09/29/2011	1,506,681

				2,338,602

			Yield
Investment Companies: 35.13%
15,451,406	Wells Fargo Advantage Money Market Trust†(l)(u)		0.25	15,451,406
164,844,832	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	164,844,832

				180,296,238

Total Short-Term Investments (Cost $181,961,240)				182,634,840

Total Investments in Securities (Cost $567,212,327)*		131.83%		676,673,450

Other Assets and Liabilities, Net		(31.83)		(163,397,796)

Total Net Assets		100.00%		$513,275,654

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $570,387,158 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$116,342,300
Gross unrealized depreciation	(10,056,008)

Net unrealized appreciation	$106,286,292
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 79
ENTERPRISE FUND

Shares	Security Name	Value
Common Stocks: 98.20%

Consumer Discretionary: 25.87%

Auto Components: 4.57%
122,200	BorgWarner Incorporated†«	$6,430,164
130,600	TRW Automotive Holdings Corporation†	5,427,736

		11,857,900

Hotels, Restaurants & Leisure: 3.57%
143,300	Marriott International Incorporated Class A«	5,134,439
46,600	Panera Bread Company†	4,129,226

		9,263,665

Household Durables: 0.75%
23,900	Whirlpool Corporation	1,934,944

Internet & Catalog Retail: 2.37%
17,600	Priceline.com Incorporated†	6,130,784

Media: 2.67%
102,600	Scripps Networks Interactive Incorporated	4,881,708
89,100	Virgin Media Incorporated«	2,051,082

		6,932,790

Multiline Retail: 4.11%
75,740	Big Lots Incorporated†«	2,518,355
42,958	Dollar General Corporation†	1,256,522
57,500	Kohl’s Corporation†	3,029,100
166,500	Macy’s Incorporated	3,844,485

		10,648,462

Specialty Retail: 5.92%
102,700	Dick’s Sporting Goods Incorporated†«	2,879,708
117,385	Guess? Incorporated	4,769,354
80,800	TJX Companies Incorporated	3,606,103
129,915	Urban Outfitters Incorporated†«	4,084,528

		15,339,693

Textiles, Apparel & Luxury Goods: 1.91%
115,400	Coach Incorporated	4,957,584

Consumer Staples: 0.48%

Food & Staples Retailing: 0.48%
30,346	BJ’s Wholesale Club Incorporated†	1,259,359

Energy: 6.15%

Oil, Gas & Consumable Fuels: 6.15%
67,700	Concho Resources Incorporated†	4,479,709
60,300	Newfield Exploration Company†	3,463,632
80,000	Pioneer Natural Resources Company«	5,202,400
99,817	Swift Energy Company†	2,802,861

		15,948,602

80 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
ENTERPRISE FUND

Shares	Security Name	Value
Financials: 4.87%

Capital Markets: 3.37%
184,965	INVESCO Limited	$3,926,807
95,800	T. Rowe Price Group Incorporated«	4,796,227

		8,723,034

Consumer Finance: 1.50%
233,600	Discover Financial Services	3,896,448

Health Care: 14.94%

Biotechnology: 2.36%
94,900	Alexion Pharmaceuticals Incorporated†	6,107,764

Health Care Equipment & Supplies: 2.95%
88,080	Hospira Incorporated†	5,021,441
9,300	Intuitive Surgical Incorporated†«	2,638,782

		7,660,223

Health Care Providers & Services: 6.44%
188,700	AmerisourceBergen Corporation	5,785,542
69,656	Emergency Medical Services Corporation†«	3,709,182
50,900	Express Scripts Incorporated†	2,478,830
60,300	Laboratory Corporation of America Holdings†«	4,729,329

		16,702,883

Health Care Technology: 0.94%
29,126	Cerner Corporation†	2,446,293

Life Sciences Tools & Services: 1.01%
43,200	Varian Medical Systems Incorporated†	2,613,600

Pharmaceuticals: 1.24%
49,900	Perrigo Company«	3,204,578

Industrials: 16.50%

Aerospace & Defense: 2.07%
42,200	Precision Castparts Corporation	5,374,170

Air Freight & Logistics: 1.61%
83,000	Atlas Air Worldwide Holdings Incorporated†	4,174,900

Airlines: 1.63%
363,200	Delta Air Lines Incorporated†	4,227,648

Electrical Equipment: 1.33%
55,700	Rockwell Automation Incorporated	3,438,361

Machinery: 7.16%
56,191	Cummins Incorporated	5,089,781
53,700	Eaton Corporation	4,429,713
107,251	Kennametal Incorporated	3,317,273
39,500	Parker Hannifin Corporation	2,767,370
70,399	Wabco Holdings Incorporated†	2,952,534

		18,556,671

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 81
ENTERPRISE FUND

Shares	Security Name	Value
Road & Rail: 2.70%
228,966	Avis Budget Group Incorporated†«	$2,667,454
125,008	J.B. Hunt Transport Services Incorporated	4,337,778

		7,005,232

Information Technology: 22.88%

Communications Equipment: 1.73%
43,300	F5 Networks Incorporated†	4,494,973

Computers & Peripherals: 1.69%
87,845	NetApp Incorporated†	4,373,803

Electronic Equipment & Instruments: 2.39%
185,800	Agilent Technologies Incorporated†	6,200,146

Internet Software & Services: 3.26%
73,164	Equinix Incorporated†«	7,488,335
13,321	Mercadolibre Incorporated†	961,510

		8,449,845

IT Services: 5.05%
48,400	Alliance Data Systems Corporation†«	3,158,584
73,700	Cognizant Technology Solutions Corporation Class A†	4,751,439
209,300	Sapient Corporation	2,505,321
69,300	Teradata Corporation†	2,672,208

		13,087,552

Semiconductors & Semiconductor Equipment: 1.52%
143,200	NetLogic Microsystems Incorporated†«	3,949,456

Software: 7.24%
89,200	Citrix Systems Incorporated†	6,087,008
74,700	Concur Technologies Incorporated†	3,693,168
111,600	Red Hat Incorporated†	4,575,600
39,500	Salesforce.com Incorporated†	4,416,100

		18,771,876

Materials: 2.79%

Chemicals: 2.79%
84,900	Ecolab Incorporated	4,307,826
91,641	Valspar Corporation	2,918,766

		7,226,592

Telecommunication Services: 3.72%

Wireless Telecommunication Services: 3.72%
101,164	American Tower Corporation Class A†	5,185,666
111,000	SBA Communications Corporation Class A†«	4,473,300

		9,658,966

Total Common Stocks (Cost $212,782,871)		254,618,797

82 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
ENTERPRISE FUND

Principal	Security Name	Interest Rate	Maturity Date	Value
Short-Term Investments: 22.40%

Corporate Bonds & Notes: 0.89%
$2,021,136	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	$817,954
2,598,923	VFNC Corporation††±(a)(i)(v)	0.26	09/29/2011	1,481,386

				2,299,340

Shares			Yield
Investment Companies: 21.51%
1,000,992	Wells Fargo Advantage Money Market Trust(u)(l)		0.25	1,000,992
54,769,050	Wells Fargo Securities Lending Cash Investments, LLC(u)(l)(v)		0.28	54,769,050

				55,770,042

Total Short-Term Investments (Cost $57,407,092)				58,069,382

Total Investments in Securities (Cost $270,189,963)*		120.60%		312,688,179

Other Assets and Liabilities, Net		(20.60)		(53,416,957)

Total Net Assets		100.00%		$259,271,222

(u)	Rate shown is the 7-day annualized yield at period end.

†	Non-income earning securities.

«	All or a portion of this security is on loan.

††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited (l) Investment in an affiliate.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $271,399,737 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$44,948,507
Gross unrealized depreciation	(3,660,065)

Net unrealized appreciation	$41,288,442
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 83
GROWTH OPPORTUNITIES FUND

Shares	Security Name	Value
Common Stocks: 99.79%

Consumer Discretionary: 28.62%

Auto Components: 0.50%
8,800	Gentex Corporation	$171,688

Distributors: 0.80%
13,210	LKQ Corporation†	274,768

Diversified Consumer Services: 4.52%
4,430	Apollo Group Incorporated Class A†	227,481
41,460	Bridgepoint Education Incorporated†	640,972
10,170	Career Education Corporation†	218,350
10,690	Coinstar Incorporated«†	459,563

		1,546,366

Hotels, Restaurants & Leisure: 7.09%
15,370	Gaylord Entertainment Company«†	468,785
10,920	Hyatt Hotels Corporation Class A†	408,299
7,210	Penn National Gaming Incorporated†	213,488
82,440	Scientific Games Corporation Class A†	799,668
14,170	WMS Industries Incorporated†	539,452

		2,429,692

Household Durables: 1.35%
5,800	Harman International Industries Incorporated«†	193,778
11,760	Leggett & Platt Incorporated	267,658

		461,436

Internet & Catalog Retail: 1.78%
13,020	Expedia Incorporated	367,294
1,490	Netflix Incorporated«†	241,618

		608,912

Leisure Equipment & Products: 1.80%
9,450	Polaris Industries Incorporated«	615,195

Media: 4.67%
51,040	Interpublic Group of Companies Incorporated«†	511,931
42,320	Live Nation Incorporated†	418,122
37,490	National CineMedia Incorporated«	671,071

		1,601,124

Specialty Retail: 3.59%
10,430	Aeropostale Incorporated†	242,498
11,040	Dick’s Sporting Goods Incorporated«†	309,562
11,470	Express Incorporated†	174,459
12,080	GameStop Corporation Class A«†	238,097
6,500	Guess? Incorporated«	264,095

		1,228,711

Textiles, Apparel & Luxury Goods: 2.52%
14,340	Phillips-Van Heusen Corporation	862,694

84 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
GROWTH OPPORTUNITIES FUND

Shares	Security Name	Value
Energy: 3.21%

Oil, Gas & Consumable Fuels: 3.21%
13,730	Brigham Exploration Company«†	$257,438
5,470	Nordic American Tanker Shipping Limited«	146,377
11,730	Petrohawk Energy Corporation«†	189,322
5,300	Whiting Petroleum Corporation†	506,203

		1,099,340

Financials: 2.89%

Capital Markets: 0.73%
9,910	Raymond James Financial Incorporated	251,020

Insurance: 1.40%
3,220	Allied World Assurance Holdings	182,220
6,340	The Hanover Insurance Group Incorporated	297,980

		480,200

Real Estate Management & Development: 0.76%
14,220	CB Richard Ellis Group Incorporated Class A†	259,942

Health Care: 15.59%

Biotechnology: 3.87%
11,840	Acorda Therapeutics Incorporated†	390,957
5,890	Gen-Probe Incorporated«†	285,429
18,110	Onyx Pharmaceuticals Incorporated«†	477,742
4,950	Vertex Pharmaceuticals Incorporated†	171,122

		1,325,250

Health Care Equipment & Supplies: 3.80%
19,850	Align Technology Incorporated†	388,663
6,780	DENTSPLY International Incorporated«	216,757
12,570	NuVasive Incorporated†	441,710
7,040	Sirona Dental Systems Incorporated†	253,722

		1,300,852

Health Care Providers & Services: 0.77%
16,140	Brookdale Senior Living Incorporated†	263,243

Health Care Technology: 1.18%
6,110	Quality Systems Incorporated	405,154

Life Sciences Tools & Services: 0.82%
12,080	PerkinElmer Incorporated	279,531

Pharmaceuticals: 5.15%
12,240	Auxilium Pharmaceuticals Incorporated†	303,307
9,700	Impax Laboratories Incorporated†	192,060
20,770	Mylan Laboratories Incorporated«†	390,684
5,740	Perrigo Company«	368,623
20,370	Valeant Pharmaceuticals International Incorporated«	510,269

		1,764,943

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 85
GROWTH OPPORTUNITIES FUND

Shares	Security Name	Value
Industrials: 19.16%

Aerospace & Defense: 0.76%
4,520	Esterline Technologies Corporation†	$258,680

Air Freight & Logistics: 1.95%
9,540	Atlas Air Worldwide Holdings Incorporated«†	479,862
11,730	UTI Worldwide Incorporated	188,618

		668,480

Commercial Services & Supplies: 8.25%
4,000	Clean Harbors Incorporated«†	271,000
17,220	Corporate Executive Board Company	543,463
8,710	IHS Incorporated Class A†	592,280
10,470	Manpower Incorporated	546,534
22,470	Resources Connection Incorporated	309,187
7,560	Ritchie Brothers Auctioneers Incorporated«	157,021
29,930	Sykes Enterprises Incorporated†	406,449

		2,825,934

Construction & Engineering: 0.59%
5,300	URS Corporation†	201,294

Machinery: 5.15%
5,560	Bucyrus International Incorporated Class A«	385,586
10,360	Gardner Denver Incorporated	556,125
3,920	Navistar International Corporation†	171,069
6,380	Oshkosh Truck Corporation†	175,450
12,430	Timken Company	476,815

		1,765,045

Road & Rail: 0.68%
21,990	Hertz Global Holdings Incorporated«†	232,874

Trading Companies & Distributors: 1.78%
3,790	Watsco Incorporated«	211,027
10,170	Wesco International Incorporated†	399,579

		610,606

Information Technology: 21.25%

Communications Equipment: 0.73%
10,340	Blue Coat Systems Incorporated«†	248,780

Electronic Equipment & Instruments: 0.95%
5,740	Dolby Laboratories Incorporated Class A«†	326,089

Internet Software & Services: 5.18%
1,820	Equinix Incorporated«†	186,277
45,470	GSI Commerce Incorporated«†	1,123,109
12,050	VistaPrint NV«†	465,733

		1,775,119

86 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
GROWTH OPPORTUNITIES FUND

Shares	Security Name	Value
IT Services: 7.36%
13,820	Alliance Data Systems Corporation†«	$901,893
11,040	Euronet Worldwide Incorporated†	198,610
15,490	Gartner Incorporated†	456,026
30,090	Sapient Corporation«	360,177
16,900	Wright Express Corporation†	603,499

		2,520,205

Semiconductors & Semiconductor Equipment: 5.12%
22,460	Fairchild Semiconductor International Incorporated«†	211,124
39,540	Microsemi Corporation«†	678,111
86,820	PMC-Sierra Incorporated†	638,995
20,180	Teradyne Incorporated«†	224,805

		1,753,035

Software: 1.91%
7,210	Micros Systems Incorporated†	305,199
38,650	Tivo Incorporated«†	350,169

		655,368

Materials: 2.45%

Chemicals: 1.77%
8,950	Celanese Corporation Class A	287,295
10,170	Rockwood Holdings Incorporated†	320,050

		607,345

Containers & Packaging: 0.68%
8,240	Owens-Illinois Incorporated†	231,214

Telecommunication Services: 6.62%

Wireless Telecommunication Services: 6.62%
43,100	MetroPCS Communications Incorporated«†	450,826
26,330	NII Holdings Incorporated†	1,082,161
18,250	SBA Communications Corporation Class A†	735,475

		2,268,462

Total Common Stocks (Cost $30,276,690)		34,178,591

			Yield
Short-Term Investments: 29.76%

Investment Companies: 29.76%
110	Wells Fargo Advantage Money Market Trust(l)(u)		0.25%	110
10,193,527	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	10,193,527

Total Short-Term Investments (Cost $10,193,637)				10,193,637

Total Investments in Securities (Cost $40,470,327)*		129.55%		44,372,228

Other Assets and Liabilities, Net		(29.55)		(10,121,132)

Total Net Assets		100.00%		$34,251,096

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 87
GROWTH OPPORTUNITIES FUND

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $40,537,525 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$4,277,679
Gross unrealized depreciation	(442,976)

Net unrealized appreciation	$3,834,703
The accompanying notes are an integral part of these financial statements.

88 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments — September 30, 2010

MID CAP GROWTH FUND

Shares	Security Name	Value
Common Stocks: 96.11%

Consumer Discretionary: 26.29%

Distributors: 0.83%
194,600	LKQ Corporation«†	$4,047,680

Diversified Consumer Services: 1.69%
98,800	Apollo Group Incorporated Class A†	5,073,380
146,900	Career Education Corporation«†	3,153,943

		8,227,323

Hotels, Restaurants & Leisure: 6.44%
154,250	Hyatt Hotels Corporation Class A†	5,767,408
111,500	Marriott International Incorporated Class A«	3,995,045
103,000	Penn National Gaming Incorporated«†	3,049,830
1,161,785	Scientific Games Corporation Class A†	11,269,315
189,413	WMS Industries Incorporated†	7,210,953

		31,292,551

Household Durables: 2.49%
80,300	Harman International Industries Incorporated«†	2,682,823
160,300	Leggett & Platt Incorporated«	3,648,428
63,700	Mohawk Industries Incorporated«†	3,395,210
29,300	Whirlpool Corporation	2,372,128

		12,098,589

Internet & Catalog Retail: 2.38%
185,700	Expedia Incorporated	5,238,597
20,700	Netflix Incorporated«†	3,356,712
8,500	Priceline.com Incorporated†	2,960,890

		11,556,199

Leisure Equipment & Products: 1.78%
132,632	Polaris Industries Incorporated«	8,634,343

Media: 4.59%
719,800	Interpublic Group of Companies Incorporated†	7,219,594
578,456	Live Nation Incorporated†	5,715,145
525,061	National Cinemedia Incorporated	9,398,592

		22,333,331

Specialty Retail: 3.74%
144,100	Aeropostale Incorporated†«	3,350,325
84,800	Bed Bath & Beyond Incorporated†	3,681,168
148,000	Dick’s Sporting Goods Incorporated†	4,149,920
164,100	GameStop Corporation Class A«†	3,234,411
92,400	Guess? Incorporated	3,754,212

		18,170,036

Textiles, Apparel & Luxury Goods: 2.35%
189,800	Phillips-Van Heusen Corporation	11,418,368

Portfolio of Investments — September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 89

MID CAP GROWTH FUND

Shares	Security Name	Value
Energy: 5.04%

Oil, Gas & Consumable Fuels: 5.04%
78,500	Concho Resources Incorporated†	$5,194,345
405,000	Petrohawk Energy Corporation†	6,536,700
145,650	Range Resources Corporation«	5,553,635
75,357	Whiting Petroleum Corporation†	7,197,347

		24,482,027

Financials: 3.54%

Capital Markets: 0.95%
182,100	Raymond James Financial Incorporated«	4,612,593

Insurance: 1.87%
88,600	Allied World Assurance Holdings«	5,013,874
86,800	The Hanover Insurance Group Incorporated	4,079,600

		9,093,474

Real Estate Management & Development: 0.72%
192,430	CB Richard Ellis Group Incorporated Class A†	3,517,620

Health Care: 16.18%

Biotechnology: 4.17%
167,400	Acorda Therapeutics Incorporated†	5,527,548
79,700	Gen-Probe Incorporated«†	3,862,262
252,400	Onyx Pharmaceuticals Incorporated«†	6,658,312
122,800	Vertex Pharmaceuticals Incorporated«†	4,245,196

		20,293,318

Health Care Providers & Services: 1.51%
217,700	Brookdale Senior Living Incorporated†	3,550,687
75,600	Humana Incorporated†	3,798,144

		7,348,831

Life Sciences Tools & Services: 0.86%
180,700	PerkinElmer Incorporated	4,181,398

Pharmaceuticals: 9.64%
173,200	Auxilium Pharmaceuticals Incorporated†	4,291,896
184,200	Forest Laboratories Incorporated†	5,697,306
293,300	Mylan Laboratories Incorporated«†	5,516,973
92,900	Perrigo Company«	5,966,038
198,500	Shire plc ADR«	13,355,080
290,100	Valeant Pharmaceuticals International Incorporated«	7,267,005
211,900	Warner Chilcott Limited	4,755,036

		46,849,334

Industrials: 14.50%

Aerospace & Defense: 1.38%
143,400	ITT Corporation	6,715,422

Air Freight & Logistics: 0.61%
185,300	UTI Worldwide Incorporated	2,979,624

Commercial Services & Supplies: 1.67%
119,300	IHS Incorporated Class A†	8,112,400

90 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments — September 30, 2010

MID CAP GROWTH FUND

Shares	Security Name	Value
Construction & Engineering: 0.84%
107,700	URS Corporation†	$4,090,446

Electrical Equipment: 0.81%
96,200	Thomas & Betts Corporation†	3,946,124

Machinery: 5.74%
74,200	Bucyrus International Incorporated Class A«	5,145,770
147,202	Gardner Denver Incorporated	7,901,803
92,900	Ingersoll-Rand plc	3,317,459
54,800	Navistar International Corporation†	2,391,472
90,700	Oshkosh Truck Corporation†	2,494,250
173,300	Timken Company	6,647,788

		27,898,542

Professional Services: 1.60%
148,500	Manpower Incorporated	7,751,700

Road & Rail: 0.65%
296,600	Hertz Global Holdings Incorporated«†	3,140,994

Trading Companies & Distributors: 1.20%
148,500	Wesco International Incorporated«†	5,834,565

Information Technology: 20.87%

Electronic Equipment & Instruments: 0.95%
81,700	Dolby Laboratories Incorporated Class A†	4,641,377

Internet Software & Services: 5.21%
25,300	Equinix Incorporated«†	2,589,455
652,269	GSI Commerce Incorporated«†	16,111,044
171,054	VistaPrint NV«†	6,611,237

		25,311,736

IT Services: 6.12%
187,100	Alliance Data Systems Corporation«†	12,210,146
45,000	Cognizant Technology Solutions Corporation Class A†	2,901,150
219,045	Gartner Incorporated†	6,448,685
228,616	Wright Express Corporation†	8,163,877

		29,723,858

Semiconductors & Semiconductor Equipment: 5.62%
348,400	Marvell Technology Group Limited†	6,100,484
518,546	Microsemi Corporation†	8,893,064
1,239,000	PMC-Sierra Incorporated†	9,119,040
287,100	Teradyne Incorporated«†	3,198,294

		27,310,882

Software: 2.97%
555,400	Activision Blizzard Incorporated«	6,009,428
99,000	Micros Systems Incorporated†	4,190,670
469,200	Tivo Incorporated†	4,250,952

		14,451,050

Materials: 2.84%

Chemicals: 2.16%
132,900	Celanese Corporation Class A	4,266,090
123,000	Ecolab Incorporated	6,241,020

		10,507,110

Portfolio of Investments — September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 91

MID CAP GROWTH FUND

Shares	Security Name	Value
Containers & Packaging: 0.68%
117,000	Owens-Illinois Incorporated†	$3,283,020

Telecommunication Services: 6.85%

Wireless Telecommunication Services: 6.85%
588,000	MetroPCS Communications Incorporated«†	6,150,480
381,974	NII Holdings Incorporated†	15,699,131
283,900	SBA Communications Corporation Class A«†	11,441,170

		33,290,781

Total Common Stocks (Cost $418,060,788)		467,146,646

Principal		Interest Rate	Maturity Date
Short-Term Investments: 23.59%

Corporate Bonds & Notes: 0.20%
$858,861	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	347,581
1,104,386	VFNC Corporation(v)††±(a)(i)	0.26	09/29/2011	629,500

				977,081

Shares			Yield
Investment Companies: 23.39%
17,229,489	Wells Fargo Advantage Money Market Trust(l)(u)		0.25	17,229,489
96,435,961	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	96,435,961

				113,665,450

Total Short-Term Investments (Cost $114,361,097)				114,642,531

Total Investments in Securities (Cost $532,421,885)*		119.70%		581,789,177

Other Assets and Liabilities, Net		(19.70)		(95,764,042)

Total Net Assets		100.00%		$486,025,135

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $534,572,339 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$59,467,239
Gross unrealized depreciation	(12,250,401)

Net unrealized appreciation	$47,216,838
The accompanying notes are an integral part of these financial statements.

92 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments — September 30, 2010

OPPORTUNITY FUND

Shares	Security Name	Value
Common Stocks: 97.30%

Consumer Discretionary: 20.99%

Auto Components: 1.29%
560,500	Johnson Controls Incorporated	$17,095,250

Diversified Consumer Services: 1.47%
379,920	Apollo Group Incorporated Class A†	19,508,892

Hotels, Restaurants & Leisure: 3.65%
459,700	Carnival Corporation	17,565,137
393,900	Darden Restaurants Incorporated	16,851,042
970,600	International Game Technology«	14,025,170

		48,441,349

Internet & Catalog Retail: 1.36%
1,317,900	Liberty Media Corporation Interactive Series A†	18,068,409

Media: 6.32%
584,200	Cablevision Systems Corporation New York Group Class A«	15,300,198
1,102,400	Comcast Corporation Class A	18,751,824
501,999	Liberty Global Incorporated Series A«†	15,466,589
435,800	Omnicom Group Incorporated	17,205,384
363,550	Scripps Networks Interactive Incorporated	17,297,709

		84,021,704

Multiline Retail: 4.17%
366,300	Kohl’s Corporation†	19,296,684
504,017	Nordstrom Incorporated«	18,749,432
324,100	Target Corporation«	17,319,904

		55,366,020

Specialty Retail: 2.73%
440,800	Best Buy Company Incorporated«	17,997,864
872,200	Staples Incorporated«	18,246,424

		36,244,288

Consumer Staples: 4.06%

Food & Staples Retailing: 1.44%
881,800	Kroger Company	19,099,788

Food Products: 1.24%
452,400	General Mills Incorporated	16,530,696

Household Products: 1.38%
281,500	Church & Dwight Company Incorporated«	18,280,610

Energy: 8.39%

Energy Equipment & Services: 4.29%
385,600	National Oilwell Varco Incorporated	17,147,632
291,500	Transocean Limited†	18,740,535
1,231,600	Weatherford International Limited†	21,060,360

		56,948,527

Portfolio of Investments — September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 93

OPPORTUNITY FUND

Shares	Security Name	Value
Oil, Gas & Consumable Fuels: 4.10%
165,600	Apache Corporation	$16,189,056
173,600	Peabody Energy Corporation«	8,508,136
370,063	Range Resources Corporation«	14,110,502
467,300	Southwestern Energy Company†	15,626,512

		54,434,206

Financials: 13.46%

Capital Markets: 2.64%
379,167	Bank of New York Mellon Corporation«	9,907,634
873,497	Invesco Limited	18,544,341
408,022	TD Ameritrade Holding Corporation«†	6,589,555

		35,041,530

Commercial Banks: 2.20%
631,339	Branch Banking & Trust Corporation«	15,202,643
264,000	City National Corporation«	14,010,480

		29,213,123

Insurance: 5.12%
282,200	ACE Limited	16,438,150
342,700	Reinsurance Group of America Incorporated	16,548,983
288,506	RenaissanceRe Holdings Limited«	17,298,820
851,614	The Progressive Corporation	17,773,184

		68,059,137

Real Estate Investment Trusts: 2.42%
817,350	BioMed Realty Trust Incorporated«	14,646,912
178,300	Equity Residential«	8,481,731
619,487	Host Hotels & Resorts Incorporated«	8,970,172

		32,098,815

Thrifts & Mortgage Finance: 1.08%
1,093,700	People’s United Financial Incorporated«	14,316,533

Health Care: 10.57%

Biotechnology: 1.26%
268,539	Cephalon Incorporated«†	16,767,575

Health Care Equipment & Supplies: 4.50%
192,200	C.R. Bard Incorporated«	15,650,846
423,600	Covidien Limited	17,024,484
372,000	ResMed Incorporated«†	12,205,320
283,968	Zimmer Holdings Incorporated†	14,860,045

		59,740,695

Health Care Providers & Services: 2.33%
2,311,500	Health Management Association Incorporated Class A«†	17,706,090
213,000	McKesson Corporation	13,159,140

		30,865,230

Life Sciences Tools & Services: 2.48%
317,400	Thermo Fisher Scientific Incorporated†	15,197,112
251,300	Waters Corporation†	17,787,014

		32,984,126

94 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments — September 30, 2010

OPPORTUNITY FUND

Shares	Security Name	Value
Industrials: 13.37%

Aerospace & Defense: 1.10%
250,300	Rockwell Collins Incorporated	$14,579,975

Building Products: 1.16%
1,395,500	Masco Corporation	15,364,455

Commercial Services & Supplies: 2.59%
336,647	Manpower Incorporated«	17,572,973
550,700	Republic Services Incorporated«	16,790,843

		34,363,816

Construction & Engineering: 1.23%
421,600	Jacobs Engineering Group Incorporated†	16,315,920

Electrical Equipment: 2.29%
349,400	AMETEK Incorporated	16,690,838
223,600	Rockwell Automation Incorporated«	13,802,828

		30,493,666

Machinery: 3.98%
360,200	Dover Corporation	18,806,042
373,200	Illinois Tool Works Incorporated«	17,547,864
397,800	Pall Corporation	16,564,392

		52,918,298

Road & Rail: 1.02%
391,882	J.B. Hunt Transport Services Incorporated	13,598,305

Information Technology: 20.22%

Communications Equipment: 1.02%
494,500	Polycom Incorporated«†	13,489,960

Computers & Peripherals: 2.18%
1,073,600	NCR Corporation†	14,633,168
288,400	NetApp Incorporated«†	14,359,436

		28,992,604

Electronic Equipment & Instruments: 1.32%
358,700	Amphenol Corporation Class A«	17,569,126

Internet Software & Services: 2.10%
160,500	Akamai Technologies Incorporated«†	8,053,890
193,300	Equinix Incorporated«†	19,784,255

		27,838,145

IT Services: 5.10%
280,442	Alliance Data Systems Corporation«†	18,301,645
325,053	Fidelity National Information Services Incorporated«	8,818,688
503,146	Global Payments Incorporated	21,579,932
84,783	MasterCard Incorporated	18,991,392

		67,691,657

Portfolio of Investments — September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 95

OPPORTUNITY FUND

Shares	Security Name	Value
Semiconductors & Semiconductor Equipment: 5.03%
531,400	Altera Corporation«	$16,027,024
2,204,000	ARM Holdings plc	13,578,993
1,142,000	Microsemi Corporation«†	19,585,300
2,444,500	ON Semiconductor Corporation«†	17,624,845

		66,816,162

Software: 3.47%
524,400	Autodesk Incorporated†	16,765,068
940,300	Electronic Arts Incorporated«†	15,449,129
339,800	Red Hat Incorporated†	13,931,800

		46,145,997

Materials: 5.24%

Chemicals: 1.67%
246,200	Praxair Incorporated«	22,222,012

Containers & Packaging: 2.81%
695,300	Crown Holdings Incorporated†	19,927,298
772,700	Sealed Air Corporation«	17,370,296

		37,297,594

Metals & Mining: 0.76%
142,100	Agnico-Eagle Mines Limited«	10,093,363

Telecommunication Services: 1.00%

Wireless Telecommunication Services: 1.00%
259,500	American Tower Corporation Class A†	13,301,969

Total Common Stocks (Cost $1,032,211,575)		1,292,219,527

Principal		Interest Rate	Maturity Date
Short-Term Investments: 26.04%

Corporate Bonds & Notes: 0.46%
$5,399,753	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	2,185,280
6,943,392	VFNC Corporation(v)††±(a)(i)	0.26	09/29/2011	3,957,733

				6,143,013

Shares			Yield
Investment Companies: 25.58%
33,684,938	Wells Fargo Advantage Money Market Trust(l)(u)		0.25	33,684,938
306,009,476	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	306,009,476

				339,694,414

Total Short-Term Investments (Cost $344,068,024)				345,837,427

Total Investments in Securities (Cost $1,376,279,599)*		123.34%		1,638,056,954

Other Assets and Liabilities, Net		(23.34)		(310,027,703)

Total Net Assets		100.00%		$1,328,029,251

96 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments — September 30, 2010

OPPORTUNITY FUND

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,402,070,311 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$304,179,896
Gross unrealized depreciation	(68,193,253)

Net unrealized appreciation	$235,986,643
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 97
SMALL/MID CAP CORE FUND

Shares	Security Name	Value
Common Stocks: 99.34%

Consumer Discretionary: 13.13%

Auto Components: 2.00%
13,795	Fuel Systems Solutions Incorporated«	$539,522

Media: 1.41%
11,925	DreamWorks Animation SKG Incorporated Class A«	380,527

Multiline Retail: 4.00%
15,605	Big Lots Incorporated«	518,866
12,605	Family Dollar Stores Incorporated«	556,637

		1,075,503

Specialty Retail: 2.14%
10,555	Ross Stores Incorporated«	576,514

Textiles, Apparel & Luxury Goods: 3.58%
17,190	Carter’s Incorporated	452,613
17,565	Wolverine World Wide Incorporated	509,561

		962,174

Energy: 7.16%

Energy Equipment & Services: 3.55%
13,325	Helmerich & Payne Incorporated«	539,130
12,380	Noble Corporation«	418,320

		957,450

Oil, Gas & Consumable Fuels: 3.61%
6,745	Cimarex Energy Company	446,384
5,495	Whiting Petroleum Corporation	524,827

		971,211

Financials: 17.00%

Capital Markets: 1.55%
18,310	Federated Investors Incorporated Class B«	416,736

Commercial Banks: 3.65%
12,217	Commerce Bancshares Incorporated	459,237
9,705	Cullen Frost Bankers Incorporated«	522,808

		982,045

Diversified Financial Services: 1.33%
18,395	NASDAQ OMX Group Incorporated«	357,415

Insurance: 5.97%
19,160	American Financial Group Incorporated	585,913
17,840	HCC Insurance Holdings Incorporated	465,446
12,725	Platinum Underwriters Holdings Limited«	553,792

		1,605,151

98 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
SMALL/MID CAP CORE FUND

Shares	Security Name	Value
Real Estate Investment Trust: 2.55%
11,140	Digital Reality Trust Incorporated	$687,338

Real Estate Management & Development: 1.95%
28,755	CB Richard Ellis Group Incorporated Class A	525,641

Health Care: 15.17%

Health Care Equipment & Supplies: 1.67%
13,530	STERIS Corporation«	449,467

Health Care Providers & Services: 6.53%
22,695	AmerisourceBergen Corporation	695,829
6,680	Laboratory Corporation of America Holdings«	523,912
11,350	Magellan Health Services Incorporated	536,174

		1,755,915

Life Sciences Tools & Services: 2.44%
9,275	Waters Corporation	656,485

Pharmaceuticals: 4.53%
18,710	Endo Pharmaceuticals Holdings Incorporated	621,920
20,560	Par Pharmaceutical Companies Incorporated	597,885

		1,219,805

Industrials: 14.61%

Commercial Services & Supplies: 3.71%
18,745	Brink’s Company	431,135
50,020	Dolan Media Company	568,727

		999,862

Construction & Engineering: 2.06%
22,925	Insituform Technologies Incorporated Class A	554,327

Electrical Equipment: 4.32%
31,520	GrafTech International Limited«	492,658
22,195	Polypore International Incorporated	669,401

		1,162,059

Machinery: 4.52%
8,625	Bucyrus International Incorporated Class A«	598,144
14,830	Pall Corporation	617,521

		1,215,665

Information Technology: 20.13%

Communications Equipment: 6.62%
49,720	Cogo Group Incorporated	307,270
9,515	Harris Corporation	421,419
18,825	InterDigital Incorporated	557,408
66,390	Tellabs Incorporated«	494,606

		1,780,703

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 99
SMALL/MID CAP CORE FUND

Shares	Security Name			Value
Electronic Equipment & Instruments: 2.02%
56,115	Vishay Intertechnology Incorporated«			$543,193

Internet Software & Services: 1.94%
19,930	IAC InterActive Corporation			523,561

IT Services: 2.25%
34,210	Genpact Limited			606,543

Semiconductors & Semiconductor Equipment: 1.86%
105,430	Lattice Semiconductor Corporation			500,793

Software: 5.44%
12,495	BMC Software Incorporated			505,798
53,970	TIBCO Software Incorporated			957,428

				1,463,226

Materials: 4.70%

Chemicals: 4.70%
12,100	Albemarle Corporation			566,401
10,200	FMC Corporation			697,782

				1,264,183

Telecommunication Services: 2.21%

Diversified Telecommunication Services: 2.21%
15,095	CenturyTel Incorporated			595,649

Utilities: 5.23%

Gas Utilities: 3.81%
11,460	Energen Corporation			523,951
9,695	National Fuel Gas Company			502,298

				1,026,249

Multi-Utilities: 1.42%
19,100	MDU Resources Group Incorporated			381,043

Total Common Stocks (Cost $23,797,404)				26,735,955

			Yield
Short-Term Investments: 27.04%

Investment Companies: 27.04%
350,225	Wells Fargo Advantage Money Market Trust(l)(u)		0.25%	350,225
6,925,773	Wells Fargo Securities Lending Cash Investment LLC(l)(u)(v)		0.28	6,925,773

Total Short-Term Investments (Cost $7,275,998)				7,275,998

Total Investments in Securities (Cost $31,073,402)*		126.38%		34,011,953

Other Assets and Liabilities, Net		(26.38)		(7,099,959)

Total Net Assets		100.00%		$26,911,994

100 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
SMALL/MID CAP CORE FUND

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $31,076,458 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$4,769,523
Gross unrealized depreciation	(1,834,028)

Net unrealized appreciation	$2,935,495
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 101
SPECIAL MID CAP VALUE FUND

Shares	Security Name	Value
Common Stocks: 94.40%

Consumer Discretionary: 9.89%

Auto Components: 0.67%
311,937	Modine Manufacturing Company†	$4,045,823

Diversified Consumer Services: 1.51%
258,801	Regis Corporation«	4,950,863
132,081	Weight Watchers International Incorporated«	4,119,606

		9,070,469

Hotels, Restaurants & Leisure: 0.95%
1,269,510	Wendy’s Arby’s Group Incorporated	5,750,880

Household Durables: 3.12%
109,732	Jarden Corporation	3,415,957
193,671	Mohawk Industries Incorporated«†	10,322,664
82,900	Stanley Black & Decker Incorporated	5,080,112

		18,818,733

Media: 1.06%
15,999	Washington Post Company Class B«	6,390,161

Multiline Retail: 1.23%
272,165	JCPenney Company Incorporated«	7,397,445

Specialty Retail: 1.35%
195,093	Office Depot Incorporated«†	897,428
322,285	Rent-A-Center Incorporated«	7,212,738

		8,110,166

Consumer Staples: 7.27%

Food & Staples Retailing: 4.55%
634,604	Kroger Company	13,745,523
408,100	Walgreen Company«	13,671,350

		27,416,873

Food Products: 2.72%
160,507	Ralcorp Holdings Incorporated«†	9,386,449
518,988	Sara Lee Corporation	6,970,009

		16,356,458

Energy: 7.08%

Energy Equipment & Services: 3.92%
146,066	Ensco International plc ADR	6,533,532
297,211	Exterran Holdings Incorporated«†	6,749,662
571,804	Nabors Industries Limited«†	10,326,780

		23,609,974

Oil, Gas & Consumable Fuels: 3.16%
114,210	Cimarex Energy Company	7,558,418
182,708	Comstock Resources Incorporated†	4,109,103
247,589	Forest Oil Corporation«†	7,353,393

		19,020,914

102 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
SPECIAL MID CAP VALUE FUND

Shares	Security Name	Value
Financials: 19.60%

Capital Markets: 1.79%
171,400	Alliance Bernstein Holding LP	$4,526,674
130,000	Northern Trust Corporation	6,271,200

		10,797,874

Commercial Banks: 6.15%
42,371	BOK Financial Corporation	1,912,203
1,625,091	CapitalSource Incorporated	8,677,986
52,688	Commerce Bancshares Incorporated	1,980,542
850,300	CVB Financial Corporation«	6,385,753
1,197,746	KeyCorp	9,534,058
240,380	UMB Financial Corporation	8,535,894

		37,026,436

Consumer Finance: 0.91%
328,450	Discover Financial Services	5,478,546

Insurance: 8.52%
38,958	Allied World Assurance Holdings«	2,204,633
201,188	Assured Guaranty Limited	3,442,327
615,903	Brown & Brown Incorporated	12,435,082
580,347	Fidelity National Title Group Incorporated	9,117,251
197,800	Hartford Financial Services Group Incorporated«	4,539,510
561,000	Stewart Information Services Corporation«	6,350,520
375,581	Validus Holdings Limited	9,900,315
153,900	XL Group plc	3,333,474

		51,323,112

Real Estate Investment Trust: 0.38%
146,217	Weyerhaeuser Company	2,304,380

Real Estate Management & Development: 0.70%
247,196	Forestar Real Estate Group Incorporated«†	4,214,692

Thrifts & Mortgage Finance: 1.15%
529,640	People’s United Financial Incorporated«	6,932,988

Health Care: 7.91%

Biotechnology: 1.26%
121,201	Cephalon Incorporated«†	7,567,790

Health Care Providers & Services: 3.70%
499,655	Omnicare Incorporated«	11,931,761
204,900	Quest Diagnostics Incorporated	10,341,303

		22,273,064

Life Sciences Tools & Services: 1.44%
348,996	Pharmaceutical Product Development Incorporated«	8,651,611

Pharmaceuticals: 1.51%
134,229	Forest Laboratories Incorporated†	4,151,703
499,490	King Pharmaceuticals Incorporated†	4,974,920

		9,126,623

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 103
SPECIAL MID CAP VALUE FUND

Shares	Security Name	Value
Industrials: 15.48%

Aerospace & Defense: 1.88%
241,297	ITT Corporation	$11,299,939

Air Freight & Logistics: 2.54%
178,800	FedEx Corporation	15,287,400

Building Products: 0.76%
177,800	Owens Corning Incorporated†	4,557,014

Commercial Services & Supplies: 2.54%
55,540	Dun & Bradstreet Corporation	4,117,736
81,573	Quad Graphics Incorporated†	3,811,091
85,044	Towers Watson & Company	4,182,464
89,200	Waste Management Incorporated«	3,188,008

		15,299,299

Construction & Engineering: 1.91%
469,028	Emcor Group Incorporated†	11,533,399

Electrical Equipment: 1.44%
555,730	GrafTech International Limited«†	8,686,060

Industrial Conglomerates: 1.99%
326,900	Tyco International Limited	12,007,037

Machinery: 2.42%
26,608	Actuant Corporation Class A«	610,920
60,904	Harsco Corporation«	1,497,020
560,900	Trinity Industries Incorporated«	12,491,243

		14,599,183

Information Technology: 15.73%

Communications Equipment: 1.21%
183,786	CommScope Incorporated†	4,363,080
432,100	Comverse Technology Incorporated«†	2,908,033

		7,271,113

Computers & Peripherals: 1.94%
209,314	Imation Corporation†	1,952,900
792,400	Intermec Incorporated†	9,714,824

		11,667,724

Electronic Equipment & Instruments: 4.82%
546,993	Ingram Micro Incorporated Class A†	9,222,302
832,043	Molex Incorporated Class A	14,544,112
547,163	Vishay Intertechnology Incorporated«†	5,296,538

		29,062,952

Internet Software & Services: 1.23%
281,772	IAC InterActive Corporation†	7,402,150

IT Services: 3.73%
352,695	Global Payments Incorporated«	15,127,089
145,689	Hewitt Associates Incorporated Class A†	7,347,096

		22,474,185

104 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
SPECIAL MID CAP VALUE FUND

Shares	Security Name			Value
Semiconductors & Semiconductor Equipment: 1.51%
94,200	Analog Devices Incorporated«			$2,955,996
414,680	ATMI Incorporated†			6,162,145

				9,118,141

Software: 1.29%
367,400	CA Incorporated			7,759,488

Materials: 7.35%

Chemicals: 3.07%
174,065	FMC Corporation			11,907,787
326,400	Olin Corporation«			6,580,224

				18,488,011

Containers & Packaging: 1.40%
265,683	Silgan Holdings Incorporated			8,422,151

Metals & Mining: 1.65%
155,922	Allegheny Technologies Incorporated«			7,242,577
152,779	Iamgold Corporation			2,705,716

				9,948,293

Paper & Forest Products: 1.23%
340,723	International Paper Company«			7,410,725

Utilities: 4.09%

Electric Utilities: 1.29%
68,000	Progress Energy Incorporated«			3,020,560
195,965	Westar Energy Incorporated«			4,748,232

				7,768,792

Multi-Utilities: 2.80%
210,955	Ameren Corporation«			5,991,122
201,600	Sempra Energy			10,846,078

				16,837,200

Total Common Stocks (Cost $542,977,522)				568,585,268

Investment Companies: 1.03%
154,222	Ishares Russell Midcap Value Index«			6,225,942

Total Investment Companies (Cost $5,797,652)				6,225,942

Principal		Interest Rate	Maturity Date
Short-Term Investments: 27.37%

Corporate Bonds & Notes: 0.35%
$1,845,744	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	746,972
2,373,390	VFNC Corporation(v)††±(a)(i)	0.26	09/29/2011	1,352,833

				2,099,805

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 105
SPECIAL MID CAP VALUE FUND

Shares	Security Name	Yield	Value
Investment Companies: 27.02%
32,477,147	Wells Fargo Advantage Money Market Trust(l)(u)	0.25%	$32,477,147
130,282,520	Wells Fargo Securities Lending Cash Investment LLC(v)(l)(u)	0.28	130,282,520

			162,759,667

Total Short-Term Investments (Cost $164,254,654)			164,859,472

Total Investments in Securities (Cost $713,029,828)*	122.80%	739,670,682

Other Assets and Liabilities, Net	(22.80)	(137,340,791)

Total Net Assets	100.00%	$602,329,891

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $715,385,349 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$52,499,417
Gross unrealized depreciation	(28,214,084)

Net unrealized appreciation	$24,285,333
The accompanying notes are an integral part of these financial statements.

106 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
TRADITIONAL SMALL CAP GROWTH FUND

Shares	Security Name	Value
Common Stocks: 97.29%

Consumer Discretionary: 17.01%

Auto Components: 0.56%
155,300	Wonder Auto Technology Incorporated«†	$1,321,603

Diversified Consumer Services: 2.02%
27,400	Capella Education Company«†	2,126,788
69,474	Steiner Leisure Limited†	2,646,959

		4,773,747

Hotels, Restaurants & Leisure: 3.40%
136,800	California Pizza Kitchen Incorporated†	2,333,808
30,900	P.F. Chang’s China Bistro Incorporated«	1,427,580
251,800	Shuffle Master Incorporated†	2,117,638
151,500	Texas Roadhouse Incorporated Class A«†	2,130,090

		8,009,116

Internet & Catalog Retail: 1.03%
54,580	Blue Nile Incorporated«†	2,428,264

Media: 2.26%
190,626	National CineMedia Incorporated	3,412,205
145,400	Regal Entertainment Group Class A	1,907,648

		5,319,853

Specialty Retail: 5.23%
41,000	Children’s Place Retail Stores Incorporated«†	1,999,570
67,800	DSW Incorporated Class A«†	1,945,860
59,100	Genesco Incorporated†	1,765,908
114,500	Hibbett Sports Incorporated«†	2,856,775
68,700	Lumber Liquidators Holdings Incorporated«†	1,687,959
234,100	Stein Mart Incorporated†	2,067,103

		12,323,175

Textiles, Apparel & Luxury Goods: 2.51%
165,100	Iconix Brand Group Incorporated«†	2,889,250
59,100	Warnaco Group Incorporated†	3,021,783

		5,911,033

Consumer Staples: 2.10%

Food Products: 1.01%
57,900	Diamond Foods Incorporated«	2,373,321

Personal Products: 1.09%
129,000	Elizabeth Arden Incorporated«†	2,578,710

Energy: 6.06%

Energy Equipment & Services: 1.69%
13,600	Core Laboratories NV	1,197,344
180,868	Matrix Service Company†	1,582,595
130,800	Willbros Group Incorporated†	1,199,436

		3,979,375

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 107
TRADITIONAL SMALL CAP GROWTH FUND

Shares	Security Name	Value
Oil, Gas & Consumable Fuels: 4.37%
187,200	Goodrich Petroleum Corporation«†	$2,727,504
36,800	Newfield Exploration Company†	2,113,792
136,900	Petrohawk Energy Corporation«†	2,209,566
125,080	World Fuel Services Corporation«	3,253,331

		10,304,193

Financials: 5.12%

Capital Markets: 1.18%
60,165	Stifel Financial Corporation«†	2,785,038

Commercial Banks: 0.93%
409,200	Sterling Bancshares Incorporated«	2,197,404

Consumer Finance: 1.26%
141,834	Dollar Financial Corporation«†	2,960,076

Diversified Financial Services: 1.75%
79,000	Encore Capital Group Incorporated†	1,423,580
41,800	Portfolio Recovery Associates Incorporated†	2,702,370

		4,125,950

Health Care: 18.38%

Biotechnology: 3.36%
53,700	Alexion Pharmaceuticals Incorporated†	3,456,132
162,300	Incyte Corporation«†	2,595,177
59,200	Regeneron Pharmaceutical Incorporated«†	1,622,080
15,800	Seattle Genetics Incorporated†	245,054

		7,918,443

Health Care Equipment & Supplies: 6.66%
125,500	American Medical Systems Holdings Incorporated«†	2,457,290
189,300	DexCom Incorporated«†	2,502,546
169,891	Natus Medical Incorporated†	2,475,312
83,100	Sirona Dental Systems Incorporated†	2,994,924
72,300	Volcano Corporation«†	1,878,354
104,500	Zoll Medical Corporation«†	3,372,215

		15,680,641

Health Care Providers & Services: 3.65%
46,300	Catalyst Health Solutions Incorporated†	1,630,223
29,300	Emergency Medical Services Corporation«†	1,560,225
51,800	HMS Holdings Corporation†	3,053,092
86,400	IPC The Hospitalist Company†	2,360,448

		8,603,988

Health Care Technology: 2.94%
84,400	Allscripts-Misys Healthcare Solutions Incorporated†	1,558,868
114,800	MedAssets Incorporated«†	2,415,392
81,200	SXC Health Solutions Corporation†	2,961,364

		6,935,624

108 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
TRADITIONAL SMALL CAP GROWTH FUND

Shares	Security Name	Value
Pharmaceuticals: 1.77%
128,600	Nektar Therapeutics«†	$1,899,422
57,200	Salix Pharmaceuticals Limited†	2,271,984

		4,171,406

Industrials: 14.50%

Aerospace & Defense: 1.18%
156,543	Hexcel Corporation†	2,784,900

Air Freight & Logistics: 1.68%
46,300	Atlas Air Worldwide Holdings Incorporated«†	2,328,890
62,661	Forward Air Corporation	1,629,186

		3,958,076

Commercial Services & Supplies: 3.17%
68,378	EnerNOC Incorporated«†	2,147,753
391,722	InnerWorkings Incorporated†	2,573,614
69,600	Waste Connections Incorporated«†	2,760,336

		7,481,703

Construction & Engineering: 0.41%
50,200	Quanta Services Incorporated«†	957,816

Electrical Equipment: 1.88%
111,700	EnerSys†	2,789,149
54,337	Polypore International Incorporated†	1,638,804

		4,427,953

Machinery: 2.70%
99,047	RBC Bearings Incorporated†	3,365,617
220,700	Titan International Incorporated«	2,994,899

		6,360,516

Trading Companies & Distributors: 2.65%
134,823	Interline Brands Incorporated«†	2,432,207
70,600	MSC Industrial Direct Company	3,815,224

		6,247,431

Transportation Infrastructure: 0.83%
117,200	Aegean Marine Petroleum Network Incorporated	1,950,208

Information Technology: 28.28%

Communications Equipment: 2.96%
50,800	Acme Packet Incorporated«†	1,927,352
99,200	ADTRAN Incorporated«	3,501,760
45,400	Plantronics Incorporated	1,533,612

		6,962,724

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 109
TRADITIONAL SMALL CAP GROWTH FUND

Shares	Security Name	Value
Electronic Equipment & Instruments: 1.58%
117,762	Benchmark Electronics Incorporated†	$1,931,297
47,200	DTS Incorporated†	1,801,624

		3,732,921

Internet Software & Services: 10.81%
126,756	ComScore Incorporated†	2,981,301
86,465	Constant Contact Incorporated«†	1,852,945
34,854	Equinix Incorporated«†	3,567,307
58,000	GSI Commerce Incorporated«†	1,432,600
54,200	Internet Brands Incorporated†	719,776
240,142	LivePerson Incorporated†	2,017,193
39,100	LogMeIn Incorporated†	1,406,818
286,016	NIC Incorporated	2,371,073
120,600	Rackspace Hosting Incorporated«†	3,133,188
649,649	Support.com Incorporated†	2,975,392
163,808	Vocus Incorporated†	3,027,172

		25,484,765

IT Services: 0.64%
351,000	Lionbridge Technologies Incorporated†	1,509,300

Semiconductors & Semiconductor Equipment: 3.90%
81,902	Advanced Energy Industries Incorporated†	1,069,640
80,771	ATMI Incorporated†	1,200,257
94,800	Cavium Networks Incorporated«†	2,726,448
83,384	Mellanox Technologies«†	1,637,662
54,400	NetLogic Microsystems Incorporated«†	1,500,352
221,600	Silicon Image Incorporated«†	1,059,248

		9,193,607

Software: 8.39%
73,978	Concur Technologies Incorporated«†	3,657,472
153,600	Radiant Systems Incorporated†	2,626,560
118,300	Reald Inc Common Stock Usd.0001«†	2,187,367
31,250	Realpage Inc Common Stock†	596,250
224,700	Smith Micro Software Incorporated†	2,233,518
53,800	Sourcefire Incorporated«†	1,551,592
129,400	Taleo Corporation Class A«†	3,751,306
82,174	Ultimate Software Group Incorporated†	3,175,203

		19,779,268

Materials: 4.31%

Chemicals: 3.03%
50,300	Cytec Industries Incorporated	2,835,914
54,238	Intrepid Potash Incorporated«†	1,413,985
91,452	Rockwood Holdings Incorporated«†	2,877,994

		7,127,893

110 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—September 30, 2010
TRADITIONAL SMALL CAP GROWTH FUND

Shares	Security Name			Value
Metals & Mining: 1.28%
85,497	Brush Engineered Materials Incorporated†			$2,431,535
17,400	Carpenter Technology Corporation			586,554

				3,018,089

Telecommunication Services: 1.53%

Wireless Telecommunication Services: 1.53%
89,600	SBA Communications Corporation Class A«†			3,610,880

Total Common Stocks (Cost $171,058,814)				229,289,010

			Yield
Short-Term Investments: 32.55%

Investment Companies: 32.55%
5,749,137	Wells Fargo Advantage Money Market Trust(l)(u)		0.25%	5,749,137
70,971,990	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	70,971,990

Total Short-Term Investments (Cost $76,721,127)				76,721,127

Total Investments in Securities (Cost $247,779,941)*		129.84%		306,010,137
Other Assets and Liabilities, Net		(29.84)		(70,324,004)

Total Net Assets		100.00%		$235,686,133

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $252,611,231 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$61,690,899
Gross unrealized depreciation	(8,291,993)

Net unrealized appreciation	$53,398,906
The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

112 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Assets and Liabilities—September 30, 2010

	C&B Mid	Common
	Cap Value	Stock
	Fund	Fund

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$184,539,165	$899,262,223
In affiliated securities, at value	64,588,269	298,268,269

Total investments, at value (see cost below)	249,127,434	1,197,530,492
Foreign currency, at value	0	0
Receivable for investments sold	1,113,494	2,931,698
Receivable for Fund shares sold	155,215	1,401,858
Receivable for dividends and interest	408,568	564,142
Receivable for securities lending income	6,233	45,059
Receivable from investment advisor	0	0
Prepaid expenses and other assets	37,800	11,963

Total assets	$250,848,744	$1,202,485,212

Liabilities
Payable for investments purchased	0	1,797,231
Payable for Fund shares redeemed	352,432	1,502,933
Payable upon receipt of securities loaned	61,277,681	283,421,614
Investment advisory fee payable	83,046	463,638
Distribution fees payable	5,996	17,412
Due to other related parties	47,750	268,211
Accrued expenses and other liabilities	126,168	406,986

Total liabilities	61,893,073	287,878,025

Total net assets	$188,955,671	$914,607,187

NET ASSETS CONSIST OF
Paid-in capital	$359,080,787	$735,087,865
Undistributed (overdistributed) net investment income (loss)	884,101	0
Accumulated net realized losses on investments	(185,510,856)	(8,692,645)
Net unrealized gains on investments	14,501,639	188,211,967

Total net assets	$188,955,671	$914,607,187

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets — Class A	$14,135,819	$123,495,213
Shares outstanding — Class A	998,165	6,785,809
Net asset value per share — Class A	$14.16	$18.20
Maximum offering price per share — Class A2	$15.02	$19.31
Net assets — Class B	$3,826,420	$11,302,196
Shares outstanding — Class B	278,922	687,345
Net asset value per share — Class B	$13.72	$16.44
Net assets — Class C	$6,137,163	$17,976,005
Shares outstanding — Class C	447,638	1,093,675
Net asset value per share — Class C	$13.71	$16.44
Net assets — Administrator Class	$9,582,244	$10,410
Shares outstanding — Administrator Class	668,970	572
Net asset value per share — Administrator Class	$14.32	$18.20
Net assets — Institutional Class	$34,909,995	$326,698
Shares outstanding — Institutional Class	2,443,632	17,939
Net asset value per share — Institutional Class	$14.29	$18.21
Net assets — Investor Class	$120,364,030	$761,496,665
Shares outstanding — Investor Class	8,466,768	40,998,282
Net asset value per share — Investor Class	$14.22	$18.57

Total investments, at cost	$234,625,795	$1,009,318,525

Securities on loan, at value	$59,947,905	$276,145,162

Foreign currency, at cost	$0	$0

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—September 30, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 113

		Growth	Mid Cap		Small/Mid Cap	Special Mid	Traditional Small
Discovery	Enterprise	Opportunities	Growth	Opportunity	Core	Cap Value	Cap Growth
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$496,377,212	$256,918,137	$34,178,591	$468,123,727	$1,298,362,540	$26,735,955	$576,911,015	$229,289,010
180,296,238	55,770,042	10,193,637	113,665,450	339,694,414	7,275,998	162,759,667	76,721,127

676,673,450	312,688,179	44,372,228	581,789,177	1,638,056,954	34,011,953	739,670,682	306,010,137
0	0	0	0	205,923	0	0	0
640,636	6,444,406	282,229	3,076,910	4,635,603	0	4,242,574	2,252,439
7,551,705	20,189	908	404,102	265,458	14,528	1,151,603	120,037
42,774	57,626	8,434	162,002	1,003,344	19,706	650,688	6,122
81,808	4,948	0	18,301	28,874	938	16,972	19,879
0	0	0	0	0	11,393	0	0
50,008	49,579	23,314	97,460	51,968	13,310	71,645	35,654

$685,040,381	$319,264,927	$44,687,113	$585,547,952	$1,644,248,124	$34,071,828	$745,804,164	$308,444,268

4,395,430	3,080,182	31,991	1,586,760	3,299,030	0	9,818,462	1,302,043
306,444	234,822	143,342	245,891	850,668	149,831	1,129,348	172,619
166,509,835	56,406,100	10,193,527	97,131,608	310,383,086	6,925,773	131,777,508	70,971,990
283,288	139,999	5,536	216,048	714,334	0	326,502	133,739
1,795	108	6	9,858	164	1,883	1,097	92
94,480	11,341	8,668	150,416	365,411	9,365	124,380	50,799
173,455	121,153	52,947	182,236	606,180	72,982	296,976	126,853

171,764,727	59,993,705	10,436,017	99,522,817	316,218,873	7,159,834	143,474,273	72,758,135

$513,275,654	$259,271,222	$34,251,096	$486,025,135	$1,328,029,251	$26,911,994	$602,329,891	$235,686,133

$466,391,450	$306,037,139	$31,674,580	$535,560,457	$1,179,737,256	$49,624,807	$690,132,009	$260,288,110
0	0	(719)	242,445	0	6,133	8,332,306	(22,844)
(62,576,919)	(89,264,133)	(1,324,666)	(99,145,059)	(113,484,814)	(25,657,497)	(122,775,278)	(82,809,329)
109,461,123	42,498,216	3,901,901	49,367,292	261,776,809	2,938,551	26,640,854	58,230,196

$513,275,654	$259,271,222	$34,251,096	$486,025,135	$1,328,029,251	$26,911,994	$602,329,891	$235,686,133

$7,442,034	$878,485	$24,307,652	$384,767,167	$22,437,165	$17,392,181	$10,497,036	$133,166,063
359,352	29,083	2,050,963	71,532,563	658,403	2,165,188	564,323	9,673,894
$20.71	$30.21	$11.85	$5.38	$34.08	$8.03	$18.60	$13.77
$21.97	$32.05	$12.57	$5.71	$36.16	$8.52	$19.73	$14.61
NA	NA	NA	$8,035,558	NA	NA	NA	NA
NA	NA	NA	1,661,554	NA	NA	NA	NA
NA	NA	NA	$4.84	NA	NA	NA	NA
$3,042,938	$173,681	$10,538	$8,276,868	$276,804	$3,073,728	$1,604,404	$10,368
150,717	5,910	881	1,713,661	8,105	389,676	87,183	759
$20.19	$29.39	$11.96	$4.83	$34.15	$7.89	$18.40	$13.66
$122,450,795	$16,760,251	$10,553	$12,780,396	$190,054,257	$6,435,368	$75,774,514	$10,462
5,841,143	540,107	881	2,358,007	5,362,506	795,378	4,031,326	725
$20.96	$31.03	$11.98	$5.42	$35.44	$8.09	$18.80	$14.43
$112,873,915	$106,930,879	$9,922,353	$38,557,767	$10,635	$10,717	$129,944,539	$102,499,240
5,332,007	3,403,530	827,754	7,086,785	300	1,323	6,891,240	7,105,496
$21.17	$31.42	$11.99	$5.44	$35.45	$8.10	$18.86	$14.43
$267,465,972	$134,527,926	NA	$33,607,379	$1,115,250,390	NA	$384,509,398	NA
12,957,821	4,504,166	NA	6,304,089	32,027,034	NA	20,457,182	NA
$20.64	$29.87	NA	$5.33	$34.82	NA	$18.80	NA

$567,212,327	$270,189,963	$40,470,327	$532,421,885	$1,376,279,599	$31,073,402	$713,029,828	$247,779,941

$162,405,610	$55,021,998	$9,825,990	$93,656,651	$302,899,124	$6,704,397	$129,230,842	$68,598,609

$0	$0	$0	$0	$207,214	$0	$0	$0

114 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Operations

	C&B Mid Cap Value Fund		Common Stock Fund
	Period Ended	Year Ended	Period Ended		Year Ended
	September 30, 2010[1]	October 31, 2009	September 30, 2010[1]		October 31, 2009

Investment income
Dividends*	$3,803,767	$4,790,493	$7,707,697		$9,491,214
Income from affiliated securities	5,192	45,296	42,432		200,461
Securities lending income, net	31,213	93,858	209,573		124,459

Total investment income	3,840,172	4,929,647	7,959,702		9,816,134

Expenses
Investment advisory fee	1,496,247	1,630,009	5,848,572		4,954,619
Administration fees
Fund level	101,122	108,667	401,464		336,101
Class A	41,153	43,519	304,547		256,117
Class B	10,680	11,509	30,447		34,894
Class C	16,120	15,039	36,950		26,882
Administrator Class	9,869	12,465	2	[2]	NA
Institutional Class	24,141	20,655	11	[2]	NA
Investor Class	509,397	594,797	2,456,483		2,154,492
Custody fees	6,017	43,090	13,609		133,166
Shareholder servicing fees
Class A	37,293	38,639	275,193		228,676
Class B	9,687	10,276	27,417		31,155
Class C	14,630	13,185	33,438		23,660
Administrator Class	23,885	31,161	4	[2]	NA
Investor Class	343,885	385,068	1,654,936		1,389,134
Accounting fees	9,206	41,201	35,357		49,583
Distribution fees
Class B	29,062	30,828	82,869		93,466
Class C	43,891	40,284	100,971		72,007
Professional fees	30,905	41,911	48,058		26,881
Registration fees	37,056	53,160	42,618		42,873
Shareholder report expenses	66,487	68,215	89,094		81,798
Trustees’ fees and expenses	9,650	10,578	9,650		10,578
Transfer agent fees	0	0	0		0
Other fees and expenses	12,284	9,555	21,149		13,765

Total expenses	2,882,667	3,253,811	11,512,839		9,959,847

Less
Expense reductions	0	0	0		0
Fee waivers and/or expense reimbursements	(409,296)	(586,836)	(1,011,821)		(1,139,791)

Net expenses	2,473,371	2,666,975	10,501,018		8,820,056

Net investment income (loss)	1,366,801	2,262,672	(2,541,316)		996,078

NET REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS
Net realized gains (losses) from unaffiliated securities	(7,617,605)	(65,632,978)	70,240,623		(59,292,081)

Net change in unrealized gains (losses) on investments	42,489,572	81,887,459	92,472,192		202,917,934

Net realized and unrealized gains (losses) on investments	34,871,967	16,254,481	162,712,815		143,625,853

Net increase in net assets resulting from operations	$36,238,768	$18,517,153	$160,171,499		$144,621,931

* Net of foreign withholding taxes of	$0	$51,883	$3,622		$11,168

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Class commenced operations on July 30, 2010.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Small-Mid Growth Fund, which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Small-Mid Growth Fund.
The accompanying notes are an integral part of these financial statements.

Statements of Operations	Wells Fargo Advantage Small and Mid Cap Stock Funds 115

Discovery Fund		Enterprise Fund		Growth Opportunities[3]
Period Ended	Year Ended	Period Ended	Year Ended	Year Ended
September 30, 2010[1]	October 31, 2009	September 30, 2010[1]	October 31, 2009	September 30, 2010

$1,082,814	$1,501,152	$1,082,956	$1,409,739	$156,987
22,737	114,844	4,401	60,005	1,027
258,737	213,502	59,707	113,449	60,480

1,364,288	1,829,498	1,147,064	1,583,193	218,494

2,939,269	2,192,465	1,740,836	1,679,999	303,137

195,954	146,164	117,891	112,000	39,493
12,321	14,794	2,099	2,156	12,257
NA	NA	NA	NA	NA
6,958	4,062	531	525	4	[2]
106,030	85,886	15,509	13,972	2	[2]
64,973	29,015	80,638	83,381	1,563
724,018	630,685	436,208	404,510	NA
216	57,892	1,604	44,398	12,825

11,254	13,209	1,905	1,925	61,833
NA	NA	NA	NA	NA
6,325	3,627	481	469	4	[2]
264,843	214,716	38,773	34,931	4	[2]
492,047	408,598	295,613	262,110	NA
16,887	55,335	10,661	42,728	867

NA	NA	NA	NA	NA
18,976	10,881	1,443	1,406	12	[2]
37,838	33,680	38,924	34,595	26,769
57,601	62,069	43,018	60,245	49,837
63,688	58,463	49,914	37,231	25,693
9,650	10,578	9,650	10,578	3,814
0	0	0	0	86,643
10,420	11,366	9,957	10,118	3,701

5,039,268	4,043,485	2,895,655	2,837,277	628,458

0	(6,111)	0	0	(5)

(224,420)	(349,378)	(100,026)	(191,576)	(152,243)

4,814,848	3,687,996	2,795,629	2,645,701	476,210

(3,450,560)	(1,858,498)	(1,648,565)	(1,062,508)	(257,716)

47,050,364	(85,024,146)	30,042,932	(80,637,350)	8,579,881

71,409,737	115,509,880	28,541,232	109,038,276	(3,430,363)

118,460,101	30,485,734	58,584,164	28,400,926	5,149,518

$115,009,541	$28,627,236	$56,935,599	$27,338,418	$4,891,802

$0	$0	$0	$10,571	$815

116 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Operations

	Mid Cap Growth Fund		Opportunity Fund
	Period Ended	Year Ended	Period Ended	Year Ended
	September 30, 2010[1]	October 31, 2009	September 30, 2010[1]	October 31, 2009

Investment income
Dividends*	$2,610,770	$611,186	$13,357,275	$14,982,382
Income from affiliated securities	13,635	16,066	57,742	456,508
Securities lending income, net	79,460	64,798	217,290	178,632

Total investment income	2,703,865	692,050	13,632,307	15,617,522

Expenses
Investment advisory fee	1,394,526	799,264	8,147,700	7,221,140
Administration fees
Fund level	96,177	53,284	580,513	500,190
Class A	354,679	169,115	54,958	52,904
Class B	7,662	4,977	NA	NA
Class C	10,313	4,979	563	90
Administrator Class	16,905	19,713	142,184	105,886
Institutional Class	5,706	6	1 [5]	NA
Investor Class	108,797	88,237	3,677,049	3,376,634
Custody fees	21,106	21,113	17,386	198,188
Shareholder servicing fees
Class A	329,986	150,996	49,660	46,225
Class B	7,132	4,444	NA	NA
Class C	9,306	4,446	512	80
Administrator Class	37,136	43,244	354,741	264,715
Investor Class	73,684	57,235	2,490,530	2,188,522
Accounting fees	13,255	36,252	54,845	73,465
Distribution fees
Class B	21,397	13,332	NA	NA
Class C	28,525	13,337	1,537	241
Professional fees	29,193	39,608	55,228	64,078
Registration fees	58,068	53,314	52,375	51,254
Shareholder report expenses	31,713	37,767	199,837	77,096
Trustees’ fees and expenses	10,847	10,578	9,650	10,578
Transfer agent fees	0	0	0	0
Other fees and expenses	7,958	6,716	31,325	26,797

Total expenses	2,674,071	1,631,957	15,920,594	14,258,083

Less
Expense reductions	0	0	0	0
Fee waivers and/or expense reimbursements	(216,091)	(175,559)	(705,071)	(1,092,115)

Net expenses	2,457,980	1,456,398	15,215,523	13,165,968

Net investment income (loss)	245,885	(764,348)	(1,583,216)	2,451,554

* Net of foreign withholding taxes of .	$5,594	$394	16,904	$37,883

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Core Opportunities Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Golden Core Opportunities Fund.

3.	For the two months ended September 30, 2010. The Fund changed its fiscal year end from July 31 to September 30, effective September 30, 2010.

4.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Growth Fund.

5.	Class commenced operations on July 30, 2010.

6.	Class B shares of the predecessor fund became Class A shares on July 19, 2010.

7.	Amount includes $167,125 of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Operations	Wells Fargo Advantage Small and Mid Cap Stock Funds 117

Small/Mid Cap Core[2]			Special Mid Cap Value Fund		Traditional Small Cap Growth Fund[4]
Period Ended	Year Ended		Period Ended	Year Ended	Year Ended
September 30, 2010[3]	July 31, 2010		September 30, 2010[1]	October 31, 2009	September 30, 2010

$72,290	$420,341		$16,057,589	$12,659,919	$464,146
101	294		30,618	110,893	7,856
1,283	247		134,171	263,599	241,531

73,674	420,882		16,222,378	13,034,411	713,533

31,958	224,970		4,118,172	4,168,211	1,837,423

2,131	27,679		282,170	280,037	232,984
7,033	1,659		24,059	14,407	67,215
NA	NA	[6]	NA	NA	NA
1,254	297		2,697	1,014	4	[5]
1,072	258		79,916	86,731	2	[5]
1 [5]	0	[5]	95,060	95,027	16,033
NA	NA		1,310,696	1,348,392	NA
218	10,145		9,160	111,054	58,072

6,764	37,386		21,897	12,863	326,511	[7]
NA	6,559	[6]	NA	NA	9,246	[6]
1,205	8,109		2,474	1,036	4	[5]
2,680	645		197,249	216,829	4	[5]
NA	NA		886,831	871,505	NA
660	155		26,355	57,786	2,337

NA	19,678	[6]	NA	NA	27,738	[6]
3,616	24,326		7,422	2,715	12	[5]
6,673	23,267		31,072	24,867	40,680
20,195	64,786		34,115	20,691	64,925
11,000	34,218		134,745	34,814	48,758
2,000	2,104		10,496	10,578	12,027
0	186,155		0	0	332,785
9,283	4,034		18,162	17,071	53,642

107,743	676,430		7,292,748	7,375,628	3,130,402

0	(6)		0	0	(33)
(47,158)	(228,576)		(534,978)	(763,822)	(50,994)

60,585	447,848		6,757,770	6,611,806	3,079,375

13,089	(26,966)		9,464,608	6,422,605	(2,365,842)

$0	$0		$0	$3,150	$2,401

118 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Operations

	Mid Cap Growth Fund		Opportunity Fund
	Period Ended	Year Ended	Period Ended	Year Ended
	September 30, 2010[1]	October 31, 2009	September 30, 2010[1]	October 31, 2009

REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS
Net realized gains or losses from:
Unaffiliated securities	$18,754,009	$(24,910,196)	$106,936,966	$(187,719,081)
Foreign currency related transactions	0	0	(10,713)	0
Futures transactions	0	0	0	0

Net realized gains or losses from investments	18,754,009	(24,910,196)	106,926,253	(187,719,081)

Net change in unrealized gains or losses from:
Unaffiliated securities	38,270,227	52,151,667	108,289,750	409,885,929
Foreign currency related transactions	0	0	(1,291)	0

Net change in unrealized gains or losses on investments	38,270,227	52,151,667	108,288,459	409,885,929

Net realized and unrealized gains or losses on investments	57,024,236	27,241,471	215,214,712	222,166,848

Net increase in net assets resulting from operations	$57,270,121	$26,477,123	$213,631,496	$224,618,402

The accompanying notes are an integral part of these financial statements.

Statements of Operations	Wells Fargo Advantage Small and Mid Cap Stock Funds 119

Small/Mid Cap Core[2]		Special Mid Cap Value Fund		Traditional Small Cap Growth Fund[4]
Period Ended	Year Ended	Period Ended	Year Ended	Year Ended
September 30, 2010[3]	July 31, 2010	September 30, 2010[1]	October 31, 2009	September 30, 2010

$555,062	$416,412	$47,478,014	$(130,079,057)	$72,910,897
0	0	0	0	0
0	0	0	(55,790)	2,257,704

555,062	416,412	47,478,014	(130,134,847)	75,168,601

1,187,955	4,706,183	43,463,428	212,968,711	(45,508,254)
0	0	0	0	0

1,187,955	4,706,183	43,463,428	212,968,711	(45,508,254)

1,743,017	5,122,595	90,941,442	82,833,864	29,660,347

$1,756,106	$5,095,629	$100,406,050	$89,256,469	$27,294,505

120 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

	C&B Mid Cap Value Fund
		Period Ended		Year Ended		Year Ended
		September 30, 2010[1]		October 31, 2009		October 31, 2008

Operations
Net investment income (loss)		$1,366,801		$2,262,672		$6,607,092
Net realized gains or losses on investments		(7,617,605)		(65,632,978)		(113,329,457)
Net change in unrealized gains or losses on investments		42,489,572		81,887,459		(102,214,075)

Net increase (decrease) in net assets resulting from operations		36,238,768		18,517,153		(208,936,440)

Distributions to shareholders from
Net investment income
Class A		(90,238)		(263,651)		(157,101)
Class B		0		(22,196)		0
Class C		0		(29,932)		0
Administrator Class		(73,808)		(177,952)		(552,724)
Institutional Class		(259,414)		(702,762)		(679,686)
Investor Class		(784,401)		(2,606,621)		(1,810,640)
Net realized gains
Class A		0		0		(8,882,013)
Class B		0		0		(2,603,231)
Class C		0		0		(2,913,466)
Administrator Class		0		0		(18,417,909)
Institutional Class		0		0		(14,379,949)
Investor Class		0		0		(96,283,334)
Return of capital
Class A		0		0		0
Class B		0		0		0
Class C		0		0		0
Investor Class		0		0		0

Total distributions to shareholders		(1,207,861)		(3,803,114)		(146,680,053)

	Shares		Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	97,774	1,326,679	319,758	3,411,678	712,614	10,733,401
Class B	1,504	20,000	10,939	104,119	12,998	204,388
Class C	25,470	341,200	70,639	762,742	68,978	1,057,034
Administrator Class	166,397	2,450,882	144,760	1,462,658	974,324	14,712,474
Institutional Class	647,879	9,203,803	1,986,987	20,837,201	4,247,144	64,252,091
Investor Class	922,545	12,728,408	6,556,165	69,278,229	6,972,113	110,581,892

		26,070,972		95,856,627		201,541,280

Net asset value of shares issued in reinvestment of distributions
Class A	6,117	79,882	23,958	241,734	507,115	8,214,556
Class B	0	0	2,177	21,462	162,166	2,546,003
Class C	0	0	2,766	27,246	174,650	2,743,750
Administrator Class	3,535	46,695	9,361	95,478	965,683	15,804,466
Institutional Class	19,665	258,594	68,677	697,758	915,914	15,059,269
Investor Class	59,038	774,581	254,101	2,576,587	5,901,319	96,063,585

		1,159,752		3,660,265		140,431,629

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Small and Mid Cap Stock Funds 121

Common Stock Fund
Period Ended				Year Ended		Year Ended
September 30, 2010[1]				October 31, 2009		October 31, 2008

		$(2,541,316)			$996,078		$(304,228)
		70,240,623			(59,292,081)		(14,450,416)
		92,472,192			202,917,934		(358,610,339)

		160,171,499			144,621,931		(373,364,983)

		(175,315)			0		(322,873)
		0			0		0
		0			0		0
		0	[2]		NA		NA
		0	[2]		NA		NA
		(846,753)			0		(5,418,308)

		0			0		(9,803,116)
		0			0		(5,181,895)
		0			0		(3,130,302)
		0	[2]		NA		NA
		0	[2]		NA		NA
		0			0		(163,460,611)

		0			0		(33,742)
		0			0		(8)
		0			0		(5)
		0			0		(805,490)

		(1,022,068)			0		(188,156,350)

Shares				Shares		Shares

3,079,422		53,451,955		3,973,847	49,268,169	8,506,244	141,688,485
10,519		165,173		28,076	314,460	47,230	772,048
376,540		5,908,814		196,727	2,333,053	143,223	2,313,256
572	[2]	10,000	[2]	NA	NA	NA	NA
17,939	[2]	315,961	[2]	NA	NA	NA	NA
2,692,369		47,558,816		6,258,207	80,036,265	3,633,809	62,639,999

		107,410,719			131,951,947		207,413,788

10,270		165,044		0	0	554,550	9,893,383
0		0		0	0	291,191	4,763,889
0		0		0	0	151,288	2,473,560
0		0		NA	NA	NA	NA
0		0		NA	NA	NA	NA
49,462		811,183		0	0	8,971,848	163,552,562

		976,227			0		180,683,394

122 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

	C&B Mid Cap Value Fund
	Period Ended		Year Ended		Year Ended
	September 30, 2010[1]		October 31, 2009		October 31, 2008

	Shares		Shares		Shares
Capital share transactions (continued)
Payment for shares redeemed
Class A	(470,957)	$(6,586,088)	(595,177)	$(6,217,671)	(1,924,692)	$(29,031,790)
Class B	(71,740)	(957,573)	(133,844)	(1,312,377)	(376,739)	(5,507,492)
Class C	(88,483)	(1,195,433)	(126,300)	(1,251,027)	(439,522)	(6,510,091)
Administrator Class	(562,535)	(7,855,462)	(267,787)	(3,012,074)	(5,414,640)	(80,076,852)
Institutional Class	(750,445)	(10,356,395)	(2,416,909)	(24,966,635)	(5,882,168)	(86,968,264)
Investor Class	(5,744,378)	(81,833,232)	(9,941,607)	(103,448,550)	(25,521,286)	(414,524,999)

		(108,784,183)		(140,208,334)		(622,619,488)

Net increase (decrease) in net assets resulting from capital share transactions		(81,553,459)		(40,691,442)		(280,646,579)

Total increase (decrease) in net assets		(46,522,552)		(25,977,403)		(636,263,072)

Net assets
Beginning of period		235,478,223		261,455,626		897,718,698

End of period		$188,955,671		$235,478,223		$261,455,626

Undistributed (overdistributed)net investment income (loss)		$884,101		$671,111		$2,896,924

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Small and Mid Cap Stock Funds 123

Common Stock Fund
Period Ended		Year Ended		Year Ended
September 30, 2010[1]		October 31, 2009		October 31, 2008

Shares		Shares		Shares

(3,783,108)	$(64,596,256)	(3,674,590)	$(44,429,356)	(4,637,147)	$(75,020,260)
(233,891)	(3,597,998)	(403,774)	(4,572,445)	(540,967)	(8,548,414)
(140,172)	(2,178,398)	(202,716)	(2,247,282)	(308,356)	(4,831,444)
0	0	NA	NA	NA	NA
0	0	NA	NA	NA	NA
(4,412,092)	(77,026,405)	(8,688,078)	(108,042,290)	(13,343,891)	(230,823,939)

	(147,399,057)		(159,291,373)		(319,224,057)

	(39,012,111)		(27,339,426)		68,873,125

	120,137,320		117,282,505		(492,648,208)

	794,469,867		677,187,362		1,169,835,570

	$914,607,187		$794,469,867		$677,187,362

	$0		$1,021,743		$0

124 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

	Discovery Fund
	Period Ended		Year Ended		Year Ended
	September 30, 2010[1]		October 31, 2009		October 31, 2008

Operations
Net investment loss		$(3,450,560)		$(1,858,498)		$(2,966,664)
Net realized gains or losses on investments		47,050,364		(85,024,146)		(23,364,915)
Net change in unrealized gains or losses on investments		71,409,737		115,509,880		(157,123,349)

Net increase (decrease) in net assets resulting from operations		115,009,541		28,627,236		(183,454,928)

Distributions to shareholders from
Net realized gains
Class A		0		0		(44,994)
Class C		0		0		(131,195)
Administrator Class		0		0		(18,185,186)
Institutional Class		0		0		(1,621,291)
Investor Class		0		0		(44,174,693)

Total distributions to shareholders		0		0		(64,157,359)

	Shares		Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	236,090	4,551,995	380,025	5,264,835	253,878	5,181,053
Class C	31,339	587,636	76,037	1,145,582	92,036	1,922,451
Administrator Class	610,133	11,778,289	3,573,423	49,405,982	2,312,939	49,213,350
Institutional Class	2,242,050	44,320,262	6,749,009	92,996,650	2,166,144	46,772,243
Investor Class	3,694,378	70,406,485	2,520,954	34,120,952	4,545,144	96,819,279

		131,644,667		182,934,001		199,908,376

Reinvestment of distributions
Class A	0	0	0	0	1,972	43,836
Class C	0	0	0	0	5,531	122,395
Administrator Class	0	0	0	0	713,384	15,972,678
Institutional Class	0	0	0	0	20,009	449,601
Investor Class	0	0	0	0	1,936,780	42,977,151

		0		0		59,565,661

Payment for shares redeemed
Class A	(115,725)	(2,146,948)	(357,934)	(5,018,873)	(46,783)	(846,363)
Class C	(32,120)	(597,351)	(26,951)	(322,194)	(8,051)	(164,199)
Administrator Class	(1,298,878)	(24,512,951)	(2,665,098)	(37,053,956)	(1,746,080)	(35,823,993)
Institutional Class	(1,188,659)	(22,670,168)	(4,062,551)	(55,105,401)	(818,603)	(17,566,826)
Investor Class	(2,294,910)	(42,405,051)	(3,379,813)	(45,454,121)	(5,118,314)	(106,388,845)

		(92,332,469)		(142,954,545)		(160,790,226)

Net increase (decrease) in net assets resulting from capital share transactions		39,312,198		39,979,456		98,683,811

Total increase (decrease) in net assets		154,321,739		68,606,692		(148,928,476)

Net assets
Beginning of period		358,953,915		290,347,223		439,275,699

End of period		$513,275,654		$358,953,915		$290,347,223

Undistributed (overdistributed) net investment loss		$0		$0		$0

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Small and Mid Cap Stock Funds 125

Enterprise Fund
Period Ended		Year Ended		Year Ended
September 30, 2010[1]		October 31, 2009		October 31, 2008

	$(1,648,565)		$(1,062,508)		$(2,054,919)
	30,042,932		(80,637,350)		(8,342,984)
	28,541,232		109,038,276		(154,848,569)

	56,935,599		27,338,418		(165,246,472)

	0		0		0
	0		0		0
	0		0		0
	0		0		0
	0		0		0

	0		0		0

Shares		Shares		Shares

3,812	109,592	6,913	146,947	28,182	898,299
660	18,188	10,347	196,428	977	30,469
109,570	3,139,442	609,104	12,606,339	2,112,703	71,075,223
161,195	4,631,378	2,061,671	40,490,954	2,567,595	81,641,589
196,047	5,407,202	312,264	6,476,610	701,450	23,006,637

	13,305,802		59,917,278		176,652,217

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

(8,701)	(237,965)	(12,006)	(253,283)	(35,736)	(1,093,080)
(6,035)	(163,680)	(39)	(693)	0	0
(213,063)	(6,078,451)	(624,551)	(12,892,633)	(1,540,413)	(50,826,793)
(1,276,029)	(36,279,427)	(2,183,199)	(45,418,370)	(1,175,414)	(35,910,231)
(599,362)	(16,493,974)	(630,421)	(12,765,932)	(1,048,110)	(32,342,167)

	(59,253,497)		(71,330,911)		(120,172,271)

	(45,947,695)		(11,413,633)		56,479,946

	10,987,904		15,924,785		(108,766,526)

	248,283,318		232,358,533		341,125,059

	$259,271,222		$248,283,318		$232,358,533

	$0		$0		$0

126 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

	Growth Opportunities Fund[3]
	Year Ended			Year Ended
	September 30, 2010			September 30, 2009

Operations
Net investment income (loss)			$(257,716)		$(168,597)
Net realized gains or losses on investments			8,579,881		(8,924,992)
Net change in unrealized gains or losses on investments			(3,430,363)		10,080,296

Net increase (decrease) in net assets resulting from operations			4,891,802		986,707

Distributions to shareholders from
Net realized gains
Class A			0		0
Class B			NA		NA
Class C			0		0
Investor Class			NA		NA

Total distributions to shareholders			0		0

	Shares			Shares
Capital share transactions
Proceeds from shares sold
Class A	198,878		2,211,984	338,880	3,116,497
Class B	NA		NA	NA	NA
Class C	881	[2]	10,000 [2]	NA	NA
Administrator Class	881	[2]	10,000 [2]	NA	NA
Institutional Class	271,836		3,014,142	1,457,647	12,523,625
Investor Class	NA		NA	NA	NA

			5,246,126		15,640,122

Net asset value of shares issued in reinvestment of distributions
Class A	0		0	0	0
Class B	NA		NA	NA	NA
Class C	0	[2]	0 [2]	NA	NA
Investor Class	NA		NA	NA	NA

Payment for shares redeemed
Class A	(445,512)		(5,015,758)	(531,015)	(4,498,432)
Class B	NA		NA	NA	NA
Class C	0	[2]	0 [2]	NA	NA
Administrator Class	0	[2]	0 [2]	NA	NA
Institutional Class	(1,746,559)		(20,022,852)	(788,731)	(6,962,493)
Investor Class	NA		NA	NA	NA

			(25,038,610)		(11,460,925)

Net asset value of shares issued in acquisition
Class A	0		0	0	0
Class B	NA		NA	NA	NA
Class C	0		0	0	0
Institutional Class	0		0	0	0

			0		0

Net increase (decrease) in net assets resulting from capital share transactions			(19,792,484)		4,179,197

Total increase (decrease) in net assets			(14,900,682)		5,165,904

Net assets
Beginning of period			49,151,778		43,985,874

End of period			$34,251,096		$49,151,778

Undistributed (overdistributed) net investment income (loss)			$(719)		$(539)

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	Class commenced operations on July 30, 2010.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Small-Mid Growth Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Small-Mid Growth Fund.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Small and Mid Cap Stock Funds 127

Mid Cap Growth Fund
Period Ended		Year Ended		Year Ended
September 30, 2010[1]		October 31, 2009		October 31, 2008

	$245,885		$(764,348)		$(1,227,838)
	18,754,009		(24,910,196)		(4,226,896)
	38,270,227		52,151,667		(75,297,844)

	57,270,121		26,477,123		(80,752,578)

	0		0		(21,824,690)
	0		0		(1,194,436)
	0		0		(527,976)
	0		0		(7,430,771)

	0		0		(30,977,873)

Shares		Shares		Shares

2,444,760	12,689,475	3,086,187	10,435,914	3,849,042	21,829,014
31,255	143,469	11,102	38,004	78,098	444,779
187,721	843,023	168,555	536,015	165,900	902,717
127,215	658,164	1,065,977	3,689,513	5,508,948	28,488,437
2,825,814	14,713,465	0	0	1,905	10,000
1,331,524	6,848,932	1,543,149	5,698,505	1,008,324	5,318,758

	35,896,528		20,397,951		56,993,705

0	0	0	0	3,632,756	21,178,965
0	0	0	0	206,839	1,112,795
0	0	0	0	85,629	459,826
0	0	0	0	1,258,505	7,286,742

	0		0		30,038,328

(4,146,079)	(21,126,526)	(4,620,744)	(16,079,734)	(6,952,382)	(38,127,786)
(234,468)	(1,076,999)	(288,375)	(921,861)	(561,423)	(2,936,870)
(118,003)	(542,358)	(127,851)	(393,239)	(100,263)	(483,163)
(2,774,141)	(14,239,902)	(1,294,553)	(4,840,417)	(275,439)	(1,126,974)
(574,304)	(2,965,779)	0	0	0	0
(1,327,506)	(6,707,884)	(1,524,811)	(5,511,068)	(1,722,537)	(9,151,968)

	(46,659,448)		(27,746,319)		(51,826,761)

57,594,043	279,803,412	0	0	0	0
1,436,798	6,285,422	0	0	0	0
1,079,605	4,716,754	0	0	0	0
4,833,370	23,737,829	0	0	0	0

	314,543,417		0		0

	303,780,497		(7,348,368)		35,205,272

	361,050,618		19,128,755		(76,525,179)

	124,974,517		105,845,762		182,370,941

	$486,025,135		$124,974,517		$105,845,762

	$242,445		$0		$0

128 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

	Opportunity Fund
	Period Ended			Year Ended		Year Ended
	September 30, 2010[1]			October 31, 2009		October 31, 2008

Operations
Net investment income (loss)			$(1,583,216)		$2,451,554		$3,044,280
Net realized gains or losses on investments			106,926,253		(187,719,081)		(48,370,566)
Net change in unrealized gains or losses on investments			108,288,459		409,885,929		(628,311,312)

Net increase (decrease) in net assets resulting from operations			213,631,496		224,618,402		(673,637,598)

Distributions to shareholders from
Net investment income
Class A			(47,285)		0		(526,930)
Class C			(826)		0		0
Administrator Class			(589,833)		0		(2,299,721)
Investor Class			(1,925,297)		0		(19,525,561)
Net realized gains
Class A			0		0		(6,153,766)
Administrator Class			0		0		(21,181,868)
Investor Class			0		0		(236,321,738)
Return of capital
Class A			0		0		(163,146)
Administrator Class			0		0		(561,566)
Investor Class			0		0		(6,265,275)

Total distributions to shareholders			(2,563,241)		0		(292,999,571)

	Shares			Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	97,022		3,152,506	237,098	5,438,227	173,005	5,635,675
Class B	NA		NA	NA	NA	NA	NA
Class C	4,705		153,563	4,865	137,818	298	10,000
Administrator Class	2,105,828		69,985,989	1,070,078	24,751,931	1,589,566	54,660,035
Institutional Class	300	[4]	10,000 [4]	NA	NA	NA	NA
Investor Class	1,859,859		61,010,131	3,973,839	97,934,187	3,181,750	107,844,263

			134,312,189		128,262,163		168,149,973

Automatic conversion of Class B shares to
Class A shares
Class A	0		0	0	0	0	0
Class B	NA		NA	NA	NA	NA	NA

			0		0		0

Net asset value of shares issued in reinvestment of distributions
Class A	1,529		46,844	0	0	188,883	6,764,947
Class C	23		708	0	0	0	0
Administrator Class	17,765		564,927	0	0	646,691	24,021,999
Investor Class	59,607		1,866,902	0	0	6,922,747	253,499,248

			2,479,381		0		284,286,194

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	For the two months ended September 30, 2010. The Fund changed its fiscal year end from July 31 to September 30, effective September 30, 2010.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Core Opportunities Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Golden Core Opportunities Fund.

4.	Class commenced operations on July 30, 2010.

5.	Class B shares of the predecessor fund became Class A shares on July 19, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Small and Mid Cap Stock Funds 129

Small/Mid Cap Core Fund[3]
Period Ended				Year Ended				Year Ended
September 30, 2010[2]				July 31, 2010				July 31, 2009

		$13,089				$(26,966)				$(37,595)
		555,062				416,412				(16,905,280)
		1,187,955				4,706,183				(1,007,220)

		1,756,106				5,095,629				(17,950,095)

		0				0				0
		0				0				0
		0				0				0
		NA				NA				NA

		0				0				0
		0				0				0
		NA				NA				NA

		0				0				0
		0				0				0
		NA				NA				NA

		0				0				0

Shares				Shares				Shares

42,068		326,324		461,494		3,346,866		212,416		1,207,845
NA		NA		958	[5]	7,457	[5]	53,566	[5]	326,554 [5]
3,174		24,904		11,761		80,184		75,680		547,487
8,391		64,683		54,417		391,819		368,742		2,000,188
0	[4]	0	[4]	1,323	[4]	10,000	[4]	NA		NA
NA		NA		NA		NA		NA		NA

		415,911				3,836,326				4,082,074

0		0		32,939		219,391		116,039		633,019
NA		NA		(33,324)[5]		(219,391)[5]		(116,835)[5]		(633,019)[5]

		0				0				0

0		0		0		0		0		0
0		0		0		0		0		0
0		0		0		0		0		0
NA		NA		NA		NA		NA		NA

		0				0				0

130 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

	Opportunity Fund
	Period Ended		Year Ended		Year Ended
	September 30, 2010[1]		October 31, 2009		October 31, 2008
	Shares		Shares		Shares
Capital share transactions (continued)
Payment for shares redeemed
Class A	(172,905)	$(5,511,390)	(394,900)	$(8,948,233)	(452,419)	$(15,165,505)
Class B	NA	NA	NA	NA	NA	NA
Class C	(1,786)	(59,080)	0	0	0	0
Administrator Class	(906,545)	(30,327,797)	(958,933)	(24,087,819)	(1,441,069)	(50,017,345)
Institutional Class	0 [4]	0 [4]	NA	NA	NA	NA
Investor Class	(4,904,253)	(160,131,793)	(6,666,550)	(157,506,284)	(9,610,232)	(325,011,258)

		(196,030,060)		(190,542,336)		(390,194,108)

Net asset value of shares issued in acquisition
Class A	0	0	0	0	0	0
Class B	NA	NA	NA	NA	NA	NA
Class C	0	0	0	0	0	0
Administrator Class	0	0	0	0	0	0

		0		0		0

Net increase (decrease) in net assets resulting from capital share transactions		(59,238,490)		(62,280,173)		62,242,059

Total increase (decrease) in net assets		151,829,765		162,338,229		(904,395,110)

Net assets
Beginning of period		1,176,199,486		1,013,861,257		1,918,256,367

End of period		$1,328,029,251		$1,176,199,486		$1,013,861,257

Undistributed (overdistributed) net investment income (loss)		$0		$2,562,306		$0

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Small and Mid Cap Stock Funds 131

Small/Mid Cap Core Fund[3]
Period Ended		Year Ended		Year Ended
September 30, 2010[2]		July 31, 2010		July 31, 2009
Shares		Shares		Shares

(85,978)	$(652,659)	(651,717)	$(4,595,186)	(858,082)	$(4,905,601)
NA	NA	(469,864)[5]	(3,327,572)[5]	(246,647)[5]	(1,354,579)[5]
(16,667)	(122,558)	(177,737)	(1,227,791)	(193,477)	(1,063,487)
(100,564)	(761,128)	(670,978)	(4,628,352)	(1,180,566)	(6,531,496)
0 [4]	0 [4]	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA

	(1,536,345)		(13,778,901)		(13,855,163)

0	0	0	0	2,833,905	24,782,753
NA	NA	NA	NA	753,186 [5]	6,561,636 [5]
0	0	0	0	634,129	5,526,161
0	0	0	0	1,960,986	17,182,046

	0		0		54,052,596

	(1,120,434)		(9,942,575)		44,279,507

	635,672		(4,846,946)		26,329,412

	26,276,322		31,123,268		4,793,856

	$26,911,994		$26,276,322		$31,123,268

	$6,133		$(6,987)		$(7,273)

132 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

	Special Mid Cap Value Fund
	Period Ended		Year Ended		Year Ended
	September 30, 2010[1]		October 31, 2009		October 31, 2008

Operations
Net investment income (loss)		$9,464,608		$6,422,605		$6,356,811
Net realized gains or losses on investments		47,478,014		(130,134,847)		(39,908,052)
Net change in unrealized gains or losses on investments		43,463,428		212,968,711		(280,166,045)

Net increase (decrease) in net assets resulting from operations		100,406,050		89,256,469		(313,717,286)

Distributions to shareholders from
Net investment income
Class A		(84,767)		(36,781)		(2,470)
Class C		(4,509)		(859)		(96)
Administrator Class		(939,686)		(1,003,586)		(1,238,401)
Institutional Class		(1,769,539)		(1,668,754)		(2,171,101)
Investor Class		(3,176,341)		(3,304,983)		(6,332,760)
Net realized gains
Class A		0		0		(14,994)
Class B		NA		NA		NA
Class C		0		0		(824)
Administrator Class		0		0		(9,552,244)
Institutional Class		0		0		(12,983,288)
Investor Class		0		0		(63,357,883)

Total distributions to shareholders		(5,974,842)		(6,014,963)		(95,654,061)

	Shares		Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	181,664	3,301,642	597,205	8,029,596	92,788	1,682,210
Class B	NA	NA	NA	NA	NA	NA
Class C	24,376	436,568	41,128	565,484	5,768	101,796
Administrator Class	838,877	15,377,897	4,905,689	67,888,417	5,318,322	100,120,265
Institutional Class	764,220	13,773,196	3,478,782	47,136,090	2,659,295	45,801,004
Investor Class	2,633,278	48,286,014	6,633,708	89,200,703	8,563,249	161,634,050

		81,175,317		212,820,290		309,339,325

1.	For the eleven months ended September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Growth Fund.

3.	Class B shares of the predecessor fund became Class A shares on July 19, 2010.

4.	Class C shares of the predecessor fund became Class A shares on July 19, 2010.

5.	Amount includes 30,892 shares of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

6.	Amount includes $244,762 of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

7.	Class commenced operations on July 30, 2010.

8.	Amount includes 6,177,555 shares of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

9.	Amount includes $77,317,477 of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

10.	Amount includes 21,043 shares of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

11.	Amount includes $144,988 of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

12.	Amount includes 8,329,992 shares of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

13.	Amount includes $87,460,732 of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

14.	Amount includes 1,509,212 shares of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

15.	Amount includes $11,686,829 of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Small and Mid Cap Stock Funds 133

Traditional Small Cap Growth Fund[2]
Year Ended				Year Ended
September 30, 2010				September 30, 2009

		$(2,365,842)				$(1,125,110)
		75,168,601				(92,318,121)
		(45,508,254)				76,612,601

		27,294,505				(16,830,630)

		0				0
		0				0
		0				0
		(40,111)				(608,412)
		NA				NA

		0				(73,358)
		NA				(14,463)[3]
		0				(157,606)[4]
		0				0
		0				(501,827)
		NA				NA

		(40,111)				(1,355,666)

Shares				Shares

7,170,993	[8]	89,932,700	[9]	790,273	[5]	7,737,854 [6]
18,881	[3]	196,355	[3]	48,557	[3]	392,989 [3]
759	[7]	10,000	[7]	NA		NA
725	[7]	10,000	[7]	NA		NA
1,904,800		24,579,833		8,107,533		82,983,144
NA		NA		NA		NA

		114,728,888				91,113,987

134 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

	Special Mid Cap Value Fund
	Period Ended		Year Ended		Year Ended
	September 30, 2010[1]		October 31, 2009		October 31, 2008
	Shares		Shares		Shares
Capital share transactions (continued)
Net asset value of shares issued in reinvestment of distributions
Class A	4,883	$83,552	2,735	$35,664	843	$16,576
Class B	NA	NA	NA	NA	NA	NA
Class C	186	3,166	59	772	47	920
Administrator Class	53,929	931,351	75,252	988,815	540,263	10,649,451
Institutional Class	101,633	1,757,231	126,052	1,658,842	760,738	15,057,397
Investor Class	177,161	3,064,892	239,492	3,154,113	3,426,908	67,456,720

		5,840,192		5,838,206		93,181,064

Automatic conversion of Class B shares to Class A shares
Class A	0	0	0	0	0	0
Class B	NA	NA	NA	NA	NA	NA

		0		0		0

Payment for shares redeemed
Class A	(164,330)	(2,985,651)	(207,255)	(2,966,516)	(6,576)	(123,429)
Class B	NA	NA	NA	NA	NA	NA
Class C	(19,062)	(348,056)	(2,218)	(33,298)	(628)	(11,425)
Administrator Class	(2,749,246)	(49,665,887)	(5,227,215)	(73,308,730)	(4,867,125)	(90,992,576)
Institutional Class	(2,082,318)	(37,896,612)	(3,537,681)	(49,817,618)	(2,158,596)	(38,093,149)
Investor Class	(4,804,678)	(86,769,883)	(11,223,952)	(153,410,054)	(21,495,096)	(405,385,579)

		(177,666,089)		(279,536,216)		(534,606,158)

Net asset value of shares issued in acquisition
Class A	57,878	999,840	0	0	0	0
Class C	37,089	634,742	0	0	0	0
Institutional Class	13,955	244,172	0	0	0	0

		1,878,754		0		0

Net decrease in net assets resulting from capital share transactions		(88,771,826)		(60,877,720)		(132,085,769)

Total increase (decrease) in net assets		5,659,382		22,363,786		(541,457,116)

Net assets
Beginning of period		596,670,509		574,306,723		1,115,763,839

End of period		$602,329,891		$596,670,509		$574,306,723

Undistributed (overdistributed) net investment income (loss)		$8,332,306		$4,763,307		$4,266,360

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Small and Mid Cap Stock Funds 135

Traditional Small Cap Growth Fund[2]
Year Ended		Year Ended
September 30, 2010		September 30, 2009
Shares		Shares

0	$0	29,317 [10]	$213,247 [11]
NA	NA	1,936 [3]	13,279 [3]
0	0	0	0
0	0	NA	NA
1,136	14,115	87,761	768,471
NA	NA	NA	NA

	14,115		994,997

22,268	270,535	128,612	1,269,545
(26,953)[3]	(270,535)[3]	(155,097)[3]	(1,269,545)[3]

	0		0

(9,748,106)[12]	(105,655,406)[13]	(3,074,456)[14]	(26,447,530)[15]
(494,309)[3]	(5,105,144)[3]	(341,492)[3]	(2,658,069)[3]
0 [7]	0 [7]	NA	NA
0 [7]	0 [7]	NA	NA
(21,713,838)	(277,885,539)	(12,339,466)	(123,627,949)
NA	NA	NA	NA

	(388,646,089)		(152,733,548)

0	0	0	0
0	0	0	0
0	0	0	0

	0		0

	(273,903,086)		(60,624,564)

	(246,648,692)		(78,810,860)

	482,334,825		561,145,685

	$235,686,133		$482,334,825

	$(22,844)		$(22,140)

136 Wells Fargo Advantage Small and Mid Cap Stock Funds	Financial Highlights

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net	Distributions
	Value Per	Investment		Gain (Loss)	Investment	from Net
	Share	Income (Loss)		on Investments	Income	Realized Gains

C&B Mid Cap Value Fund
Class A
November 1, 2009 to September 30, 2010[3]	$12.33	0.09	[4]	1.81	(0.07)	0.00
November 1, 2008 to October 31, 2009	$11.29	0.11	[4]	1.10	(0.17)	0.00
November 1, 2007 to October 31, 2008	$21.80	0.18	[4]	(6.52)	(0.06)	(4.11)
November 1, 2006 to October 31, 2007	$23.79	0.03	[4]	0.70	(0.06)	(2.66)
November 1, 2005 to October 31, 2006	$20.76	0.05	[4]	4.72	0.00	(1.74)
November 1, 2004 to October 31, 2005	$18.89	(0.09)		2.54	0.00	(0.58)

Class B
November 1, 2009 to September 30, 2010[3]	$11.96	(0.01)[4]		1.77	0.00	0.00
November 1, 2008 to October 31, 2009	$10.90	0.04	[4]	1.07	(0.05)	0.00
November 1, 2007 to October 31, 2008	$21.29	0.07	[4]	(6.35)	0.00	(4.11)
November 1, 2006 to October 31, 2007	$23.38	(0.14)[4]		0.71	0.00	(2.66)
November 1, 2005 to October 31, 2006	$20.57	(0.11)[4]		4.66	0.00	(1.74)
November 1, 2004 to October 31, 2005	$18.86	(0.17)		2.46	0.00	(0.58)

Class C
November 1, 2009 to September 30, 2010[3]	$11.96	(0.00)[4]		1.75	0.00	0.00
November 1, 2008 to October 31, 2009	$10.91	0.03	[4]	1.08	(0.06)	0.00
November 1, 2007 to October 31, 2008	$21.29	0.07	[4]	(6.34)	0.00	(4.11)
November 1, 2006 to October 31, 2007	$23.39	(0.14)[4]		0.70	0.00	(2.66)
November 1, 2005 to October 31, 2006	$20.57	(0.12)[4]		4.68	0.00	(1.74)
November 1, 2004 to October 31, 2005	$18.86	(0.17)		2.46	0.00	(0.58)

Administrator Class
November 1, 2009 to September 30, 2010[3]	$12.47	0.10	[4]	1.82	(0.07)	0.00
November 1, 2008 to October 31, 2009	$11.39	0.12	[4]	1.11	(0.15)	0.00
November 1, 2007 to October 31, 2008	$21.98	0.24	[4]	(6.62)	(0.10)	(4.11)
November 1, 2006 to October 31, 2007	$23.93	0.08	[4]	0.71	(0.08)	(2.66)
November 1, 2005 to October 31, 2006	$20.82	0.10	[4]	4.75	(0.00)	(1.74)
November 1, 2004 to October 31, 2005	$18.90	(0.03)		2.53	0.00	(0.58)

Institutional Class
November 1, 2009 to September 30, 2010[3]	$12.44	0.13	[4]	1.82	(0.10)	0.00
November 1, 2008 to October 31, 2009	$11.43	0.15	[4]	1.10	(0.24)	0.00
November 1, 2007 to October 31, 2008	$22.06	0.24	[4]	(6.60)	(0.16)	(4.11)
November 1, 2006 to October 31, 2007	$24.02	0.14	[4]	0.71	(0.15)	(2.66)
November 1, 2005 to October 31, 2006	$20.88	0.16	[4]	4.76	(0.04)	(1.74)
November 1, 2004 to October 31, 2005	$18.91	(0.02)		2.57	0.00	(0.58)

Investor Class
November 1, 2009 to September 30, 2010[3]	$12.37	0.08	[4]	1.83	(0.06)	0.00
November 1, 2008 to October 31, 2009	$11.34	0.11	[4]	1.10	(0.18)	0.00
November 1, 2007 to October 31, 2008[15]	$21.89	0.20	[4]	(6.58)	(0.06)	(4.11)
November 1, 2006 to October 31, 2007	$23.86	0.06	[4]	0.71	(0.08)	(2.66)
November 1, 2005 to October 31, 2006	$20.79	0.08	[4]	4.73	0.00	(1.74)
November 1, 2004 to October 31, 2005	$18.89	(0.07)		2.55	0.00	(0.58)
Please see footnotes on page 148
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small and Mid Cap Stock Funds 137

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

$14.16	0.70%	1.40%	1.20%	15.44%	23%	$14,136
$12.33	1.06%	1.45%	1.20%	11.05%	47%	$16,830
$11.29	1.19%	1.43%	1.35%	(34.84)%	31%	$18,246
$21.80	0.15%	1.36%	1.36%	2.95%	56%	$50,622
$23.79	0.21%	1.40%	1.38%	24.44%	39%	$41,729
$20.76	(0.40)%	1.38%	1.38%	13.13%	30%	$26,795

$13.72	(0.05)%	2.15%	1.95%	14.72%	23%	$3,826
$11.96	0.34%	2.21%	1.95%	10.27%	47%	$4,177
$10.90	0.46%	2.18%	2.10%	(35.41)%	31%	$5,123
$21.29	(0.60)%	2.11%	2.11%	2.23%	56%	$14,293
$23.38	(0.54)%	2.15%	2.13%	23.53%	39%	$15,491
$20.57	(1.15)%	2.13%	2.13%	12.28%	30%	$11,429

$13.71	(0.04)%	2.15%	1.95%	14.63%	23%	$6,137
$11.96	0.31%	2.20%	1.95%	10.24%	47%	$6,105
$10.91	0.46%	2.16%	2.09%	(35.26)%	31%	$6,147
$21.29	(0.60)%	2.11%	2.11%	2.18%	56%	$16,171
$23.39	(0.55)%	2.15%	2.13%	23.58%	39%	$11,523
$20.57	(1.15)%	2.13%	2.13%	12.28%	30%	$6,838

$14.32	0.78%	1.22%	1.15%	15.47%	23%	$9,582
$12.47	1.11%	1.28%	1.15%	11.13%	47%	$13,237
$11.39	1.52%	1.24%	1.15%	(34.77)%	31%	$13,383
$21.98	0.35%	1.18%	1.15%	3.18%	56%	$102,201
$23.93	0.46%	1.22%	1.15%	24.79%	39%	$82,402
$20.82	(0.12)%	1.13%	1.10%	13.39%	30%	$118,690

$14.29	1.02%	0.96%	0.90%	15.78%	23%	$34,910
$12.44	1.41%	1.02%	0.90%	11.45%	47%	$31,421
$11.43	1.58%	0.98%	0.90%	(34.63)%	31%	$33,017
$22.06	0.60%	0.91%	0.90%	3.44%	56%	$79,559
$24.02	0.74%	0.95%	0.90%	25.12%	39%	$55,799
$20.88	0.07%	0.94%	0.90%	13.71%	30%	$63,705

$14.22	0.64%	1.49%	1.25%	15.39%	23%	$120,364
$12.37	1.01%	1.56%	1.25%	11.09%	47%	$163,708
$11.34	1.30%	1.47%	1.25%	(34.87)%	31%	$185,541
$21.89	0.26%	1.36%	1.25%	3.12%	56%	$634,872
$23.86	0.35%	1.40%	1.25%	24.60%	39%	$611,237
$20.79	(0.27)%	1.37%	1.25%	13.29%	30%	$469,971

138 Wells Fargo Advantage Small and Mid Cap Stock Funds	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gain (Loss)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains

Common Stock Fund

Class A
November 1, 2009 to September 30, 2010[3]	$15.10	(0.04)	3.16	(0.02)	0.00
November 1, 2008 to October 31, 2009	$12.26	0.02 [4]	2.82	0.00	0.00
November 1, 2007 to October 31, 2008	$22.66	0.00 [4]	(6.68)	(0.10)	(3.61)
November 1, 2006 to October 31, 2007	$23.84	(0.05)[4]	3.98	0.00	(5.11)
November 1, 2005 to October 31, 2006	$22.97	(0.03)[4]	4.08	0.00	(3.18)
January 1, 2005 to October 31, 2005[7]	$22.40	(0.11)	1.06	0.00	(0.38)

Class B
November 1, 2009 to September 30, 2010[3]	$13.71	(0.14)[4]	2.87	0.00	0.00
November 1, 2008 to October 31, 2009	$11.23	(0.06)[4]	2.54	0.00	0.00
November 1, 2007 to October 31, 2008	$21.10	(0.12)[4]	(6.14)	0.00	(3.61)
November 1, 2006 to October 31, 2007	$22.67	(0.20)[4]	3.74	0.00	(5.11)
November 1, 2005 to October 31, 2006	$22.13	(0.20)[4]	3.92	0.00	(3.18)
January 1, 2005 to October 31, 2005[7]	$21.74	(0.29)	1.06	0.00	(0.38)

Class C
November 1, 2009 to September 30, 2010[3]	$13.71	(0.14)[4]	2.87	0.00	0.00
November 1, 2008 to October 31, 2009	$11.23	(0.06)[4]	2.54	0.00	0.00
November 1, 2007 to October 31, 2008	$21.09	(0.12)[4]	(6.13)	0.00	(3.61)
November 1, 2006 to October 31, 2007	$22.67	(0.20)[4]	3.73	0.00	(5.11)
November 1, 2005 to October 31, 2006	$22.13	(0.20)[4]	3.92	0.00	(3.18)
January 1, 2005 to October 31, 2005[7]	$21.73	(0.47)	1.25	0.00	(0.38)

Administrator Class
July 30, 2010[6] to September 30, 2010	$17.49	0.01 [4]	0.70	0.00	0.00

Institutional Class
July 30, 20106 to September 30, 2010	$17.49	0.02 [4]	0.70	0.00	0.00

Investor Class
November 1, 2009 to September 30, 2010[3]	$15.41	(0.05)[4]	3.23	(0.02)	0.00
November 1, 2008 to October 31, 2009	$12.53	0.02 [4]	2.86	0.00	0.00
November 1, 2007 to October 31, 2008	$23.07	0.00 [4]	(6.81)	(0.11)	(3.61)
November 1, 2006 to October 31, 2007	$24.18	(0.05)[4]	4.05	0.00	(5.11)
November 1, 2005 to October 31, 2006	$23.25	(0.03)[4]	4.14	0.00	(3.18)
January 1, 2005 to October 31, 2005[7]	$22.65	(0.07)	1.05	0.00	(0.38)

Discovery Fund

Class A
November 1, 2009 to September 30, 2010[3]	$15.69	(0.18)	5.20	0.00	0.00
November 1, 2008 to October 31, 2009	$14.52	(0.09)[4]	1.26	0.00	0.00
November 1, 2007 to October 31, 2008	$28.07	(0.17)[4]	(9.40)	0.00	(3.98)
July 31, 2007[6] to October 31, 2007	$25.25	(0.06)[4]	2.88	0.00	0.00

Class C
November 1, 2009 to September 30, 2010[3]	$15.41	(0.29)	5.07	0.00	0.00
November 1, 2008 to October 31, 2009	$14.36	(0.20)[4]	1.25	0.00	0.00
November 1, 2007 to October 31, 2008	$28.04	(0.32)[4]	(9.38)	0.00	(3.98)
July 31, 2007[6] to October 31, 2007	$25.25	(0.19)[4]	2.98	0.00	0.00

Administrator Class
November 1, 2009 to September 30, 2010[3]	$15.86	(0.13)	5.23	0.00	0.00
November 1, 2008 to October 31, 2009	$14.65	(0.07)[4]	1.28	0.00	0.00
November 1, 2007 to October 31, 2008	$28.23	(0.13)[4]	(9.47)	0.00	(3.98)
November 1, 2006 to October 31, 2007	$22.42	(0.16)[4]	7.13	0.00	(1.16)
November 1, 2005 to October 31, 2006	$20.89	(0.56)	3.62	0.00	(1.53)
April 8, 2005[6] to October 31, 2005	$19.17	(0.05)	1.77	0.00	0.00

Institutional Class
November 1, 2009 to September 30, 2010[3]	$15.99	(0.11)	5.29	0.00	0.00
November 1, 2008 to October 31, 2009	$14.73	(0.05)[4]	1.31	0.00	0.00
November 1, 2007 to October 31, 2008	$28.31	(0.09)[4]	(9.51)	0.00	(3.98)
November 1, 2006 to October 31, 2007	$22.43	(0.08)[4]	7.12	0.00	(1.16)
August 31, 2006[6] to October 31, 2006	$21.42	(0.01)	1.02	0.00	0.00
Please see footnotes on page 148
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small and Mid Cap Stock Funds 139

	Ending
	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Return	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
of Capital	Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

0.00	$18.20	(0.25)%	1.33%	1.26%	20.80%	47%	$123,495
0.00	$15.10	0.19%	1.37%	1.26%	23.08%	58%	$112,900
(0.01)	$12.26	0.03%	1.34%	1.29%	(34.55)%	81%	$88,049
0.00	$22.66	(0.25)%	1.37%	1.31%	19.74%	58%	$62,456
0.00	$23.84	(0.15)%	1.34%	1.31%	19.11%	56%	$64,915
0.00	$22.97	(0.48)%	1.44%	1.41%	4.34%	33%	$62,462

0.00	$16.44	(1.02)%	2.08%	2.01%	19.91%	47%	$11,302
0.00	$13.71	(0.51)%	2.12%	2.01%	22.08%	58%	$12,487
(0.00)[5]	$11.23	(0.76)%	2.11%	2.06%	(35.04)%	81%	$14,449
0.00	$21.10	(1.00)%	2.12%	2.06%	18.86%	58%	$31,415
0.00	$22.67	(0.90)%	2.09%	2.06%	18.23%	56%	$34,205
0.00	$22.13	(1.23)%	2.20%	2.16%	3.63%	33%	$34,744

0.00	$16.44	(1.01)%	2.08%	2.01%	20.00%	47%	$17,976
0.00	$13.71	(0.56)%	2.12%	2.01%	21.99%	58%	$11,750
(0.00)[5]	$11.23	(0.76)%	2.10%	2.06%	(35.00)%	81%	$9,692
0.00	$21.09	(1.00)%	2.12%	2.06%	18.82%	58%	$18,501
0.00	$22.67	(0.90)%	2.09%	2.06%	18.24%	56%	$18,885
0.00	$22.13	(1.25)%	2.21%	2.17%	3.68%	33%	$20,177

0.00	$18.20	0.19%	1.18%	1.07%	4.06%	47%	$10

0.00	$18.21	0.60%	0.94%	0.89%	4.12%	47%	$327

0.00	$18.57	(0.30)%	1.43%	1.29%	20.73%	47%	$761,497
0.00	$15.41	0.17%	1.47%	1.29%	22.91%	58%	$657,333
(0.01)	$12.53	0.00%	1.50%	1.29%	(34.52)%	81%	$564,998
0.00	$23.07	(0.23)%	1.54%	1.29%	19.75%	58%	$1,057,463
0.00	$24.18	(0.13)%	1.51%	1.29%	19.14%	56%	$991,457
0.00	$23.25	(0.38)%	1.47%	1.31%	4.42%	33%	$1,009,088

0.00	$20.71	(0.97)%	1.37%	1.33%	31.99%	93%	$7,442
0.00	$15.69	(0.68)%	1.43%	1.33%	8.06%	221%	$3,750
0.00	$14.52	(0.85)%	1.41%	1.33%	(39.00)%	153%	$3,150
0.00	$28.07	(0.87)%	1.38%	1.30%	11.17%	137%	$220

0.00	$20.19	(1.73)%	2.13%	2.08%	31.10%	93%	$3,043
0.00	$15.41	(1.47)%	2.18%	2.08%	7.24%	221%	$2,334
0.00	$14.36	(1.59)%	2.18%	2.08%	(39.57)%	153%	$1,471
0.00	$28.04	(2.85)%	2.02%	1.88%	11.05%	137%	$362

0.00	$20.96	(0.81)%	1.20%	1.15%	32.16%	93%	$122,451
0.00	$15.86	(0.52)%	1.25%	1.15%	8.26%	221%	$103,576
0.00	$14.65	(0.62)%	1.24%	1.15%	(38.87)%	153%	$82,359
0.00	$28.23	(0.65)%	1.22%	1.15%	32.49%	137%	$122,576
0.00	$22.42	(0.69)%	1.25%	1.15%	15.22%	120%	$68,374
0.00	$20.89	(0.76)%	1.24%	1.13%	8.97%	110%	$5,043

0.00	$21.17	(0.58)%	0.93%	0.93%	32.48%	93%	$112,874
0.00	$15.99	(0.37)%	0.96%	0.95%	8.49%	221%	$68,395
0.00	$14.73	(0.45)%	1.00%	0.95%	(38.74)%	153%	$23,455
0.00	$28.31	(0.32)%	0.96%	0.95%	32.80%	137%	$6,359
0.00	$22.43	(0.37)%	0.87%	0.87%	4.72%	120%	$10

140 Wells Fargo Advantage Small and Mid Cap Stock Funds	Financial Highlights

	Beginning		Net Realized
	Net Asset	Net	and Unrealized	Distributions
	Value Per	Investment	Gain (Loss)	from Net	Return
	Share	Income (Loss)	on Investments	Realized Gains	of Capital

Discovery Fund (continued)

Investor Class
November 1, 2009 to September 30, 2010[3]	$15.65	(0.14)	5.13	0.00	0.00
November 1, 2008 to October 31, 2009	$14.49	(0.10)[4]	1.26	0.00	0.00
November 1, 2007 to October 31, 2008	$28.02	(0.18)[4]	(9.37)	(3.98)	0.00
November 1, 2006 to October 31, 2007	$22.31	(0.22)[4]	7.09	(1.16)	0.00
November 1, 2005 to October 31, 2006	$20.84	(0.20)	3.20	(1.53)	0.00
January 1, 2005 to October 31, 2005[7]	$21.53	(0.17)	0.45	(0.97)	0.00

Enterprise Fund

Class A
November 1, 2009 to September 30, 2010[3]	$24.24	(0.22)[4]	6.19	0.00	0.00
November 1, 2008 to October 31, 2009	$21.77	(0.14)[4]	2.61	0.00	0.00
November 1, 2007 to October 31, 2008[8]	$37.95	(0.25)[4]	(15.93)	0.00	0.00
November 1, 2006 to October 31, 2007	$29.31	(0.26)[4]	8.90	0.00	0.00
November 1, 2005 to October 31, 2006	$25.57	(0.31)	4.05	0.00	0.00
January 1, 2005 to October 31, 2005[7]	$25.04	(0.21)[4]	0.74	0.00	0.00

Class C
November 1, 2009 to September 30, 2010[3]	$23.75	(0.39)[4]	6.03	0.00	0.00
November 1, 2008 to October 31, 2009	$21.49	(0.31)[4]	2.57	0.00	0.00
March 31, 2008[6] to October 31, 2008	$30.67	(0.27)[4]	(8.91)	0.00	0.00

Administrator Class
November 1, 2009 to September 30, 2010[3]	$24.86	(0.17)[4]	6.34	0.00	0.00
November 1, 2008 to October 31, 2009	$22.27	(0.09)[4]	2.68	0.00	0.00
November 1, 2007 to October 31, 2008	$38.71	(0.18)[4]	(16.26)	0.00	0.00
November 1, 2006 to October 31, 2007	$29.83	(0.18)[4]	9.06	0.00	0.00
November 1, 2005 to October 31, 2006	$25.95	0.07	3.81	0.00	0.00
January 1, 2005 to October 31, 2005[7]	$25.36	(0.14)[4]	0.73	0.00	0.00

Institutional Class
November 1, 2009 to September 30, 2010[3]	$25.11	(0.11)[4]	6.42	0.00	0.00
November 1, 2008 to October 31, 2009	$22.44	(0.04)[4]	2.71	0.00	0.00
November 1, 2007 to October 31, 2008	$38.90	(0.10)[4]	(16.36)	0.00	0.00
November 1, 2006 to October 31, 2007	$29.90	(0.10)[4]	9.10	0.00	0.00
November 1, 2005 to October 31, 2006	$25.95	(0.34)[4]	4.29	0.00	0.00
January 1, 2005 to October 31, 2005[7]	$25.30	(0.10)[4]	0.75	0.00	0.00

Investor Class
November 1, 2009 to September 30, 2010[3]	$23.99	(0.24)[4]	6.12	0.00	0.00
November 1, 2008 to October 31, 2009	$21.56	(0.16)[4]	2.59	0.00	0.00
November 1, 2007 to October 31, 2008	$37.62	(0.29)[4]	(15.77)	0.00	0.00
November 1, 2006 to October 31, 2007	$29.11	(0.32)[4]	8.83	0.00	0.00
November 1, 2005 to October 31, 2006	$25.43	(0.33)	4.01	0.00	0.00
January 1, 2005 to October 31, 2005[7]	$24.95	(0.25)[4]	0.73	0.00	0.00

Growth Opportunities Fund[9]

Class A
October 1, 2009 to September 30, 2010	$10.64	(0.09)	1.30	0.00	0.00
October 1, 2008 to September 30, 2009	$10.64	(0.05)	0.05	0.00	0.00
October 1, 2007 to September 30, 2008	$14.73	(0.08)	(2.59)	(1.36)	(0.06)
October 1, 2006 to September 30, 2007	$11.53	(0.11)[4]	3.31	0.00	0.00
October 11, 2005[6] to September 30, 2006	$10.00	(0.05)	1.58	0.00	0.00

Class C
July 30, 2010[6] to September 30, 2010	$11.35	(0.03)	0.64	0.00	0.00

Administrator Class
July 30, 2010[6] to September 30, 2010	$11.35	(0.01)[4]	0.64	0.00	0.00
Please see footnotes on page 148
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small and Mid Cap Stock Funds 141

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

$20.64	(1.03)%	1.47%	1.38%	31.89%	93%	$267,466
$15.65	(0.74)%	1.53%	1.38%	8.01%	221%	$180,898
$14.49	(0.84)%	1.56%	1.38%	(39.00)%	153%	$179,913
$28.02	(0.89)%	1.57%	1.38%	32.19%	137%	$309,759
$22.31	(0.91)%	1.58%	1.38%	14.96%	120%	$218,187
$20.84	(1.00)%	1.55%	1.39%	1.68%	110%	$199,313

$30.21	(0.85)%	1.38%	1.34%	24.63%	108%	$878
$24.24	(0.64)%	1.44%	1.36%	11.35%	203%	$824
$21.77	(0.79)%	1.45%	1.40%	(42.63)%	179%	$851
$37.95	(0.79)%	1.42%	1.40%	29.48%	117%	$1,769
$29.31	(0.89)%	1.42%	1.39%	14.63%	118%	$1,761
$25.57	(1.02)%	1.49%	1.45%	2.12%	116%	$1,430

$29.39	(1.60)%	2.13%	2.09%	23.80%	108%	$174
$23.75	(1.43)%	2.19%	2.11%	10.52%	203%	$268
$21.49	(1.58)%	2.18%	2.15%	(29.96)%	179%	$21

$31.03	(0.66)%	1.21%	1.15%	24.87%	108%	$16,760
$24.86	(0.44)%	1.26%	1.15%	11.59%	203%	$16,000
$22.27	(0.55)%	1.26%	1.15%	(42.47)%	179%	$14,677
$38.71	(0.54)%	1.24%	1.15%	29.77%	117%	$3,358
$29.83	(0.63)%	1.23%	1.15%	14.95%	118%	$2,553
$25.95	(0.64)%	1.23%	1.15%	2.33%	116%	$3,290

$31.42	(0.41)%	0.94%	0.90%	25.13%	108%	$106,931
$25.11	(0.18)%	0.99%	0.90%	11.90%	203%	$113,467
$22.44	(0.29)%	0.98%	0.90%	(42.31)%	179%	$104,121
$38.90	(0.30)%	0.97%	0.90%	30.10%	117%	$126,347
$29.90	(0.39)%	0.98%	0.90%	15.22%	118%	$36,587
$25.95	(0.47)%	0.97%	0.88%	2.57%	116%	$15,780

$29.87	(0.94)%	1.48%	1.43%	24.56%	108%	$134,528
$23.99	(0.74)%	1.54%	1.46%	11.22%	203%	$117,725
$21.56	(0.91)%	1.57%	1.53%	(42.69)%	179%	$112,689
$37.62	(0.96)%	1.59%	1.57%	29.23%	117%	$209,651
$29.11	(1.05)%	1.59%	1.56%	14.47%	118%	$192,533
$25.43	(1.23)%	1.69%	1.65%	1.92%	116%	$196,077

$11.85	(0.71)%	1.59%	1.22%	11.37%	123%	$24,308
$10.64	(0.55)%	1.69%	1.22%	0.00%	69%	$24,441
$10.64	(0.48)%	1.33%	1.18%	(20.01)%	129%	$26,497
$14.73	(0.79)%	1.28%	1.17%	27.75%	192%	$45,706
$11.53	(0.66)%	1.99%	1.18%	15.30%	132%	$3

$11.96	(1.35)%	2.55%	1.97%	5.37%	123%	$11

$11.98	(0.49)%	1.69%	1.15%	5.55%	123%	$11

142 Wells Fargo Advantage Small and Mid Cap Stock Funds	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gain (Loss)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains

Growth Opportunities Fund[9] (continued)
Institutional Class
October 1, 2009 to September 30, 2010	$10.73	(0.05)[4]	1.31	0.00	0.00
October 1, 2008 to September 30, 2009	$10.71	(0.04)	0.06	0.00	0.00
October 1, 2007 to September 30, 2008	$14.77	(0.03)[4]	(2.61)	0.00	(1.36)
October 1, 2006 to September 30, 2007	$11.54	(0.06)[4]	3.30	(0.01)	0.00
October 11, 2005[6] to September 30, 2006	$10.00	(0.02)	1.56	0.00	0.00

Mid Cap Growth Fund

Class A
November 1, 2009 to September 30, 2010[3]	$4.49	0.00 [5]	0.89	0.00	0.00
November 1, 2008 to October 31, 2009	$3.55	(0.03)[4]	0.97	0.00	0.00
November 1, 2007 to October 31, 2008	$7.72	(0.04)[4]	(2.82)	0.00	(1.31)
November 1, 2006 to October 31, 2007	$6.69	(0.04)[4]	1.95	0.00	(0.88)
November 1, 2005 to October 31, 2006	$6.37	(0.05)	0.92	0.00	(0.55)
October 1, 2005 to October 31, 2005[14]	$6.50	0.00 [4]	(0.13)	0.00	0.00

Class B
November 1, 2009 to September 30, 2010[3]	$4.07	(0.02)[4]	0.79	0.00	0.00
November 1, 2008 to October 31, 2009	$3.25	(0.05)[4]	0.87	0.00	0.00
November 1, 2007 to October 31, 2008	$7.24	(0.08)[4]	(2.60)	0.00	(1.31)
November 1, 2006 to October 31, 2007	$6.37	(0.09)[4]	1.84	0.00	(0.88)
November 1, 2005 to October 31, 2006	$6.13	(0.11)	0.90	0.00	(0.55)
October 1, 2005 to October 31, 2005[14]	$6.26	(0.01)[4]	(0.12)	0.00	0.00

Class C
November 1, 2009 to September 30, 2010[3]	$4.06	(0.03)[4]	0.80	0.00	0.00
November 1, 2008 to October 31, 2009	$3.25	(0.05)[4]	0.86	0.00	0.00
November 1, 2007 to October 31, 2008	$7.23	(0.08)[4]	(2.59)	0.00	(1.31)
November 1, 2006 to October 31, 2007	$6.36	(0.09)[4]	1.84	0.00	(0.88)
November 1, 2005 to October 31, 2006	$6.13	(0.09)	0.87	0.00	(0.55)
October 1, 2005 to October 31, 2005[14]	$6.26	(0.01)[4]	(0.12)	0.00	0.00

Administrator Class
November 1, 2009 to September 30, 2010[3]	$4.52	(0.01)[4]	0.91	0.00	0.00
November 1, 2008 to October 31, 2009	$3.56	(0.02)[4]	0.98	0.00	0.00
March 31, 2008[6] to October 31, 2008	$5.25	(0.01)[4]	(1.68)	0.00	0.00

Institutional Class
November 1, 2009 to September 30, 2010[3]	$4.53	0.07 [4]	0.84	0.00	0.00
November 1, 2008 to October 31, 2009	$3.56	(0.01)[4]	0.98	0.00	0.00
March 31, 2008[6] to October 31, 2008	$5.25	(0.01)[4]	(1.68)	0.00	0.00

Investor Class
November 1, 2009 to September 30, 2010[3]	$4.46	(0.02)[4]	0.89	0.00	0.00
November 1, 2008 to October 31, 2009	$3.53	(0.03)[4]	0.96	0.00	0.00
November 1, 2007 to October 31, 2008	$7.68	(0.05)[4]	(2.79)	0.00	(1.31)
November 1, 2006 to October 31, 2007	$6.67	(0.05)[4]	1.94	0.00	(0.88)
November 1, 2005 to October 31, 2006	$6.37	(0.07)	0.92	0.00	(0.55)
October 1, 2005 to October 31, 2005[14]	$6.50	(0.01)[4]	(0.12)	0.00	0.00

Opportunity Fund

Class A
November 1, 2009 to September 30, 2010[3]	$28.81	(0.03)[4]	5.37	(0.07)	0.00
November 1, 2008 to October 31, 2009	$23.24	0.07 [4]	5.50	0.00	0.00
November 1, 2007 to October 31, 20088	$45.42	0.08 [4]	(15.15)	(0.47)	(6.47)
November 1, 2006 to October 31, 2007	$47.74	0.24 [4]	5.94	(0.06)	(8.44)
November 1, 2005 to October 31, 2006	$46.57	0.23	5.87	0.00	(4.93)
January 1, 2005 to October 31, 2005[14]	$45.71	(0.12)[4]	0.98	0.00	0.00

Class C
November 1, 2009 to September 30, 2010[3]	$29.12	(0.25)[4]	5.41	(0.13)	0.00
November 1, 2008 to October 31, 2009	$23.66	(0.17)[4]	5.63	0.00	0.00
March 31, 2008[6] to October 31, 2008	$33.56	(0.06)[4]	(9.84)	0.00	0.00
Please see footnotes on page 148
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small and Mid Cap Stock Funds 143

	Ending
	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Return	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
of Capital	Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

0.00	$11.99	(0.45)%	1.29%	0.96%	11.74%	123%	$9,922
0.00	$10.73	(0.35)%	1.44%	0.97%	0.19%	69%	$24,710
(0.06)	$10.71	(0.27)%	1.04%	0.92%	(19.72)%	129%	$17,489
0.00	$14.77	(0.42)%	0.98%	0.92%	28.11%	192%	$140,931
0.00	$11.54	(0.37)%	1.74%	0.93%	15.40%	132%	$22,429

0.00	$5.38	0.28%	1.38%	1.25%	19.82%	44%	$384,767
0.00	$4.49	(0.71)%	1.51%	1.35%	26.48%	68%	$70,247
0.00	$3.55	(0.78)%	1.45%	1.40%	(43.67)%	86%	$61,048
0.00	$7.72	(0.60)%	1.42%	1.40%	31.90%	116%	$128,502
0.00	$6.69	(0.69)%	1.48%	1.40%	14.38%	123%	$103,816
0.00	$6.37	(0.96)%	1.41%	1.40%	(2.00)%	13%	$107,706

0.00	$4.84	(0.49)%	2.12%	2.00%	18.92%	44%	$8,036
0.00	$4.07	(1.45)%	2.25%	2.10%	25.23%	68%	$1,740
0.00	$3.25	(1.54)%	2.20%	2.15%	(44.17)%	86%	$2,295
0.00	$7.24	(1.36)%	2.17%	2.15%	30.86%	116%	$7,109
0.00	$6.37	(1.43)%	2.23%	2.15%	13.58%	123%	$7,482
0.00	$6.13	(1.71)%	2.16%	2.15%	(2.08)%	13%	$8,355

0.00	$4.83	(0.73)%	2.14%	2.03%	18.97%	44%	$8,277
0.00	$4.06	(1.46)%	2.26%	2.10%	24.92%	68%	$2,292
0.00	$3.25	(1.53)%	2.19%	2.15%	(44.07)%	86%	$1,701
0.00	$7.23	(1.36)%	2.17%	2.15%	30.91%	116%	$2,693
0.00	$6.37	(1.45)%	2.23%	2.15%	13.40%	123%	$1,950
0.00	$6.13	(1.71)%	2.16%	2.15%	(2.08)%	13%	$1,648

0.00	$5.42	(0.30)%	1.20%	1.15%	19.91%	44%	$12,780
0.00	$4.52	(0.48)%	1.33%	1.15%	26.97%	68%	$22,620
0.00	$3.56	(0.48)%	1.32%	1.15%	(32.19)%	86%	$18,644

0.00	$5.44	1.48%	0.91%	0.85%	20.09%	44%	$38,558
0.00	$4.53	(0.27)%	1.05%	0.90%	27.25%	68%	$9
0.00	$3.56	(0.28)%	1.00%	0.90%	(32.19)%	86%	$7

0.00	$5.33	(0.45)%	1.50%	1.40%	19.51%	44%	$33,607
0.00	$4.46	(0.81)%	1.62%	1.45%	26.35%	68%	$28,067
0.00	$3.53	(0.90)%	1.62%	1.55%	(43.62)%	86%	$22,151
0.00	$7.68	(0.78)%	1.59%	1.57%	31.66%	116%	$44,067
0.00	$6.67	(0.84)%	1.65%	1.57%	14.05%	123%	$37,968
0.00	$6.37	(1.13)%	1.58%	1.57%	(2.00)%	13%	$50,319

0.00	$34.08	(0.11)%	1.31%	1.29%	18.55%	42%	$22,437
0.00	$28.81	0.28%	1.35%	1.29%	23.97%	55%	$21,108
(0.17)	$23.24	0.22%	1.34%	1.29%	(38.55)%	73%	$20,695
0.00	$45.42	0.55%	1.36%	1.29%	14.89%	56%	$44,558
0.00	$47.74	0.39%	1.30%	1.29%	13.86%	39%	$51,489
0.00	$46.57	(0.49)%	1.42%	1.40%	1.88%	35%	$119,986

0.00	$34.15	(0.87)%	2.07%	2.04%	17.76%	42%	$277
0.00	$29.12	(0.63)%	2.08%	2.04%	23.08%	55%	$150
0.00	$23.66	(0.33)%	2.10%	2.04%	(29.50)%	73%	$7

144 Wells Fargo Advantage Small and Mid Cap Stock Funds	Financial Highlights

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net	Distributions
	Value Per	Investment		Gain (Loss)	Investment	from Net
	Share	Income (Loss)		on Investments	Income	Realized Gains

Opportunity Fund (continued)
Administrator Class
November 1, 2009 to September 30, 2010[3]	$29.95	0.04	[4]	5.59	(0.14)	0.00
November 1, 2008 to October 31, 2009	$24.10	0.13	[4]	5.72	0.00	0.00
November 1, 2007 to October 31, 2008	$46.86	0.17	[4]	(15.69)	(0.60)	(6.47)
November 1, 2006 to October 31, 2007	$49.05	0.33	[4]	6.14	(0.22)	(8.44)
November 1, 2005 to October 31, 2006	$47.61	0.19		6.18	0.00	(4.93)
January 1, 2005 to October 31, 2005[7]	$46.65	(0.05)[4]		1.01	0.00	0.00

Institutional Class
July 30, 2010[6] to September 30, 2010	$33.36	0.02	[4]	2.07	0.00	0.00

Investor Class
November 1, 2009 to September 30, 2010[3]	$29.44	(0.05)[4]		5.49	(0.06)	0.00
November 1, 2008 to October 31, 2009	$23.76	0.05	[4]	5.63	0.00	0.00
November 1, 2007 to October 31, 2008	$46.28	0.06	[4]	(15.48)	(0.46)	(6.47)
November 1, 2006 to October 31, 2007	$48.54	0.23	[4]	6.04	(0.09)	(8.44)
November 1, 2005 to October 31, 2006	$47.29	0.09		6.09	0.00	(4.93)
January 1, 2005 to October 31, 2005[7]	$46.40	(0.10)[4]		0.99	0.00	0.00

Small/Mid Cap Core Fund[11]

Class A
August 1, 2010 to September 30, 2010[10]	$7.51	0.00		0.52	0.00	0.00
August 1, 2009 to July 31, 2010	$6.30	0.00		1.21	0.00	0.00
August 1, 2008 to July 31, 2009	$9.06	0.00		(2.76)	0.00	0.00
December 17, 2007[6] to July 31, 2008	$10.00	(0.02)		(0.92)	0.00	0.00

Class C
August 1, 2010 to September 30, 2010[10]	$7.38	(0.01)		0.52	0.00	0.00
August 1, 2009 to July 31, 20010	$6.24	(0.08)		1.22	0.00	0.00
August 1, 2008 to July 31, 2009	$9.04	(0.05)[4]		(2.75)	0.00	0.00
December 17, 2007[6] to July 31, 2008	$10.00	(0.07)		(0.89)	0.00	0.00

Administrator Class
August 1, 2010 to September 30, 2010[10]	$7.56	0.01		0.52	0.00	0.00
August 1, 2009 to July 31, 20010	$6.33	0.04		1.19	0.00	0.00
August 1, 2008 to July 31, 2009	$9.07	0.00		(2.74)	0.00	0.00
December 17, 2007[6] to July 31, 2008	$10.00	(0.01)		(0.92)	0.00	0.00

Institutional Class
August 1, 2010 to September 30, 2010[10]	$7.56	0.01		0.53	0.00	0.00
July 30, 2010[6], to July 31, 2010	$7.56	0.00	[4]	0.00	0.00	0.00

Special Mid Cap Value Fund

Class A
November 1, 2009 to September 30, 2010[3]	$15.98	0.30		2.49	(0.17)	0.00
November 1, 2008 to October 31, 2009	$13.90	0.13	[4]	2.14	(0.19)	0.00
November 1, 2007 to October 31, 2008	$23.12	0.28		(7.34)	(0.28)	(1.88)
August 31, 2007[6] to October 31, 2007	$22.85	0.07	[4]	0.20	0.00	0.00

Class C
November 1, 2009 to September 30, 2010[3]	$15.85	0.24		2.41	(0.10)	0.00
November 1, 2008 to October 31, 2009	$13.83	0.02	[4]	2.14	(0.14)	0.00
November 1, 2007 to October 31, 2008	$23.08	0.14		(7.31)	(0.20)	(1.88)
August 31, 2007[6] to October 31, 2007	$22.85	0.05	[4]	0.18	0.00	0.00

Administrator Class
November 1, 2009 to September 30, 2010[3]	$16.14	0.31		2.53	(0.18)	0.00
November 1, 2008 to October 31, 2009	$13.99	0.17	[4]	2.15	(0.17)	0.00
November 1, 2007 to October 31, 2008	$23.16	0.13		(7.20)	(0.22)	(1.88)
November 1, 2006 to October 31, 2007	$23.40	0.21	[4]	1.11	(0.15)	(1.41)
November 1, 2005 to October 31, 2006	$23.25	0.12		3.47	(0.02)	(3.42)
April 8, 2005[6] to October 31, 2005	$21.84	0.05	[4]	1.36	0.00	0.00
Please see footnotes on page 148
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small and Mid Cap Stock Funds 145

	Ending
	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Return	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
of Capital	Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

0.00	$35.44	0.13%	1.14%	1.04%	18.84%	42%	$190,054
0.00	$29.95	0.51%	1.17%	1.04%	24.27%	55%	$124,175
(0.17)	$24.10	0.49%	1.17%	1.04%	(38.41)%	73%	$97,243
0.00	$46.86	0.73%	1.18%	1.04%	15.17%	56%	$151,776
0.00	$49.05	0.48%	1.13%	1.04%	14.15%	39%	$167,560
0.00	$47.61	(0.14)%	1.13%	1.03%	2.06%	35%	$131,102

0.00	$35.45	0.36%	0.81%	0.81%	6.26%	42%	$11

0.00	$34.82	(0.17)%	1.41%	1.35%	18.48%	42%	$1,115,250
0.00	$29.44	0.21%	1.46%	1.35%	23.91%	55%	$1,030,766
(0.17)	$23.76	0.17%	1.49%	1.35%	(38.60)%	73%	$895,916
0.00	$46.28	0.50%	1.53%	1.35%	14.81%	56%	$1,721,922
0.00	$48.54	0.18%	1.47%	1.35%	13.81%	39%	$1,834,134
0.00	$47.29	(0.46)%	1.46%	1.36%	1.92%	35%	$1,938,610

0.00	$8.03	0.33%	2.48%	1.40%	6.92%	17%	$17,392
0.00	$7.51	(0.01)%	2.31%	1.50%	19.21%	23%	$16,583
0.00	$6.30	(0.07)%	2.35%	1.50%	(30.46)%	230%	$14,915
0.00	$9.06	(0.44)%	5.15%	1.50%	(9.40)%	23%	$563

0.00	$7.89	(0.42)%	3.23%	2.15%	6.91%	17%	$3,074
0.00	$7.38	(0.76)%	3.06%	2.25%	18.27%	23%	$2,976
0.00	$6.24	(0.80)%	3.10%	2.25%	(30.97)%	230%	$3,553
0.00	$9.04	(1.18)%	5.90%	2.25%	(9.60)%	23%	$477

0.00	$8.09	0.57%	2.32%	1.15%	7.01%	17%	$6,435
0.00	$7.56	0.26%	2.06%	1.24%	19.43%	23%	$6,708
0.00	$6.33	0.22%	2.10%	1.25%	(30.21)%	230%	$9,521
0.00	$9.07	(0.18)%	4.90%	1.25%	(9.30)%	23%	$3,221

0.00	$8.10	0.78%	2.05%	0.95%	7.14%	17%	$11
0.00	$7.56	0.00%	0.00%	0.00%	0.00%	23%	$10

0.00	$18.60	1.80%	1.35%	1.25%	17.55%	84%	$10,497
0.00	$15.98	0.94%	1.35%	1.23%	16.67%	106%	$7,738
0.00	$13.90	0.65%	1.38%	1.25%	(33.17)%	158%	$1,273
0.00	$23.12	1.17%	1.39%	1.20%	1.18%	113%	$104

0.00	$18.40	1.64%	2.09%	2.00%	16.76%	84%	$1,604
0.00	$15.85	0.11%	2.11%	1.98%	15.81%	106%	$707
0.00	$13.83	(0.08)%	2.01%	2.00%	(33.66)%	158%	$78
0.00	$23.08	0.79%	2.12%	1.98%	1.01%	113%	$10

0.00	$18.80	1.65%	1.17%	1.14%	17.66%	84%	$75,775
0.00	$16.14	1.21%	1.19%	1.11%	16.83%	106%	$95,005
0.00	$13.99	0.81%	1.21%	1.15%	(33.08)%	158%	$85,786
0.00	$23.16	0.91%	1.17%	1.15%	5.75%	113%	$119,079
0.00	$23.40	0.70%	1.20%	1.15%	17.47%	125%	$97,014
0.00	$23.25	0.36%	1.20%	1.14%	6.46%	94%	$54,344

146 Wells Fargo Advantage Small and Mid Cap Stock Funds	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gain (Loss)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains

Special Mid Cap Value Fund (continued)
Institutional Class
November 1, 2009 to September 30, 2010[3]	$16.19	0.33	2.56	(0.22)	0.00
November 1, 2008 to October 31, 2009	$14.05	0.21 [5]	2.14	(0.21)	0.00
November 1, 2007 to October 31, 2008	$23.26	0.18	(7.22)	(0.29)	(1.88)
November 1, 2006 to October 31, 2007	$23.47	0.29 [5]	1.10	(0.19)	(1.41)
November 1, 2005 to October 31, 2006	$23.28	0.20	3.46	(0.05)	(3.42)
April 8, 2005[6] to October 31, 2005	$21.84	0.07 [5]	1.37	0.00	0.00

Investor Class
November 1, 2009 to September 30, 2010[3]	$16.13	0.28	2.54	(0.15)	0.00
November 1, 2008 to October 31, 2009	$13.97	0.14 [4]	2.14	(0.12)	0.00
November 1, 2007 to October 31, 2008	$23.11	0.14	(7.23)	(0.17)	(1.88)
November 1, 2006 to October 31, 2007	$23.36	0.18 [4]	1.10	(0.12)	(1.41)
November 1, 2005 to October 31, 2006	$23.23	0.10	3.45	0.00	(3.42)
January 1, 2005 to October 31, 2005[7]	$22.34	0.00 [4,5]	1.07	0.00	(0.18)

Traditional Small Cap Growth Fund[12]

Class A
October 1, 2009 to September 30, 2010	$12.24	(0.12)[4]	1.65	0.00	0.00
October 1, 2008 to September 30, 2009	$12.20	(0.04)[4]	0.10 [13]	0.00	(0.02)
October 1, 2007 to September 30, 2008	$18.70	(0.03)[4]	(3.61)	0.00	(2.84)
October 1, 2006 to September 30, 2007	$17.35	(0.12)[4]	3.63	0.00	(2.16)
October 1, 2005 to September 30, 2006	$19.03	(0.16)[4]	0.55	0.00	(2.07)

Class C
July 30, 2010[6] to September 30, 2010	$13.18	(0.04)[4]	0.52	0.00	0.00

Administrator Class
July 30, 2010[6] to September 30, 2010	$13.80	(0.02)[4]	0.65	0.00	0.00

Institutional Class
October 1, 2009 to September 30, 2010	$12.79	(0.10)[4]	1.74	(0.00)[5]	0.00
October 1, 2008 to September 30, 2009	$12.75	(0.02)[4]	0.10 [13]	(0.02)	(0.02)
October 1, 2007 to September 30, 2008	$19.37	0.01	(3.77)	0.00	(2.84)
October 1, 2006 to September 30, 2007	$17.86	(0.07)[4]	3.74	0.00	(2.16)
October 1, 2005 to September 30, 2006	$19.47	(0.11)[4]	0.57	0.00	(2.07)
Please see footnotes on page 148
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small and Mid Cap Stock Funds 147

	Ending
	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Return	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
of Capital	Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

0.00	$18.86	2.02%	0.91%	0.89%	17.97%	84%	$129,945
0.00	$16.19	1.46%	0.92%	0.85%	17.04%	106%	$131,036
0.00	$14.05	1.06%	0.96%	0.90%	(32.89)%	158%	$112,753
0.00	$23.26	1.23%	0.90%	0.90%	6.04%	113%	$157,342
0.00	$23.47	0.93%	0.92%	0.90%	17.77%	125%	$137,471
0.00	$23.28	0.53%	0.92%	0.88%	6.59%	94%	$116,867

0.00	$18.80	1.57%	1.44%	1.31%	17.53%	84%	$384,509
0.00	$16.13	1.02%	1.48%	1.31%	16.55%	106%	$362,184
0.00	$13.97	0.67%	1.54%	1.31%	(33.19)%	158%	$374,417
0.00	$23.11	0.76%	1.52%	1.31%	5.58%	113%	$839,228
0.00	$23.36	0.53%	1.54%	1.31%	17.26%	125%	$756,815
0.00	$23.23	0.02%	1.51%	1.34%	4.83%	94%	$535,900

0.00	$13.77	0.92%	1.39%	1.33%	12.50%	80%	$133,166
0.00	$12.24	(0.45)%	1.33%	1.33%	0.53%	118%	$48,067
(0.02)	$12.20	(0.24)%	1.27%	1.25%	(22.75)%	113%	$56,068
0.00	$18.70	(0.68)%	1.26%	1.25%	21.93%	98%	$90,563
0.00	$17.35	(0.88)%	1.26%	1.26%	2.55%	91%	$91,606

0.00	$13.66	(1.67)%	2.19%	2.08%	4.32%	80%	$10

0.00	$14.43	(0.77)%	1.37%	1.20%	4.49%	80%	$10

0.00	$14.43	(0.78)%	1.06%	1.05%	12.87%	80%	$102,499
0.00	$12.79	(0.20)%	1.08%	1.08%	0.74%	118%	$344,313
(0.02)	$12.75	0.02%	0.99%	0.99%	(22.56)%	113%	$395,954
0.00	$19.37	(0.39)%	0.96%	0.96%	22.23%	98%	$621,896
0.00	$17.86	(0.59)%	0.96%	0.96%	2.89%	91%	$692,450

148 Wells Fargo Advantage Small and Mid Cap Stock Funds	Financial Highlights

1.	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

2.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

3.	The Fund changed its fiscal year end from October 31 to September 30.

4.	Calculated based upon average shares outstanding.

5.	Amount represents less than $0.005 per share.

6.	Commencement of class operations.

7.	The fund changed its fiscal year end from December 31 to October 31.

8.	On June 20, 2008, Advisor Class was renamed to Class A.

9.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Small-Mid Growth Fund, which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 19, 2010 are those of Evergreen Small-Mid Growth Fund.

10.	The fund changed its year end from July 31 to September 30.

11.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Core Opportunities Fund, which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 19, 2010 are those of Evergreen Golden Core Opportunities Fund.

12.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund, which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 19, 2010 are those of Evergreen Growth Fund.

13.	The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

14.	The fund changed it fiscal year end from September 30 to October 31.

15.	On June 20, 2008, Class D was renamed to Investor Class.
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 149
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the“1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage C&B Mid Cap Value Fund (“C&B Mid Cap Value Fund”), Wells Fargo Advantage Common Stock Fund (“Common Stock Fund”), Wells Fargo Advantage Discovery Fund (“Discovery Fund”), Wells Fargo Advantage Enterprise Fund (“Enterprise Fund”), Wells Fargo Advantage Growth Opportunities Fund (“Growth Opportunities Fund”), Wells Fargo Advantage Mid Cap Growth Fund (“Mid Cap Growth Fund”), Wells Fargo Advantage Opportunity Fund (“Opportunity Fund”), Wells Fargo Advantage Small/Mid Cap Core Fund (“Small/Mid Cap Core Fund”), Wells Fargo Advantage Special Mid Cap Value Fund (“Special Mid Cap Value Fund”) (formerly, Wells Fargo Advantage Mid Cap Disciplined Fund), Wells Fargo Advantage Traditional Small Cap Growth Fund (“Traditional Small Cap Growth Fund”), (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.
After the close of business on July 16, 2010, the net assets of various Evergreen Funds were acquired by various Wells Fargo Advantage Funds, which were created to receive the assets of the respective Evergreen Fund, in an exchange for shares of the Wells Fargo Advantage Fund. As the various Evergreen Funds contributed all of the net assets and shareholders to the newly created Wells Fargo Advantage Fund, the accounting and performance history of the Evergreen Fund has been carried forward in the financial statements contained herein.

Wells Fargo Advantage Fund	Acquired Evergreen Fund
Growth Opportunities Fund	Evergreen Small-Mid Growth Fund

Small/Mid Cap Core Fund	Evergreen Golden Core Opportunities Fund

Traditional Small Cap Growth Fund	Evergreen Growth Fund
Class A and Class I shares of Evergreen Small-Mid Growth Fund received Class A and Institutional Class shares, respectively, of Growth Opportunities Fund in the reorganization.
Class A, Class B, Class C and Class I shares of Evergreen Golden Core Opportunities Fund received Class A, Class A, Class C and Administrator Class shares, respectively, of Small/Mid Cap Core Fund in the reorganization.
Class A, Class B, Class C and Class I shares of Evergreen Growth Fund received Class A, Class A, Class A and Institutional Class shares, respectively, of Traditional Small Cap Growth Fund in the reorganization.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

150 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust’s Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and are representative of the securities’ fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.
Debt securities of sufficient credit quality with original maturities of 60 days or less, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.
Investments in open-end mutual funds and non-registered investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Funds are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and loses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Repurchase agreements
The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked-to- market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 151
Forward foreign currency contracts
Certain Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.
Security loans
The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statements of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the each Fund except, Growth Opportunities Fund, Small/Mid Cap Core Fund and Traditional Small Cap Growth Fund, and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the period ended September 30, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.
In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Funds’ former securities lending agent, as the various participating Funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each

152 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each such Fund’s percentage ownership of the joint account as of such date.
Futures contracts
Certain Funds may be subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.
Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Options
Certain Funds may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 153
The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Undistributed/	Accumulated Net
	Overdistributed Net	Realized Losses
	Investment Income/Loss	on Investments	Paid-in Capital
C&B Mid Cap Value Fund	$54,050	$(54,052)	$2
Common Stock Fund	2,541,641	(78,503)	(2,463,138)
Discovery Fund	3,450,560	(88,219)	(3,362,341)
Enterprise Fund	1,648,565	34,503,496	(36,152,061)
Growth Opportunities Fund	257,536	0	(257,536)
Mid Cap Growth Fund	35,219	(35,222)	3
Opportunity Fund	1,584,151	(364,889)	(1,219,262)
Small/Mid Cap Core Fund	31	7,672	(7,703)
Special Mid Cap Value Fund	79,212	(79,212)	0
Traditional Small Cap Growth Fund	2,405,249	231,100	(2,636,349)
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
At September 30, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Expiration
	2016	2017	2018
C&B Mid Cap Value Fund	$85,280,093	$64,071,649	$18,982,138
Discovery Fund	0	59,402,088	0
Enterprise Fund	7,310,275	80,744,084	0
Growth Opportunities Fund	0	1,257,467	0
Mid Cap Growth Fund	19,746,254	77,248,351	0
Opportunity Fund	0	87,694,103	0
Small/Mid Cap Core Fund	13,078,923	12,575,517	0
Special Mid Cap Value Fund	0	120,419,757	0
Traditional Small Cap Growth Fund	0	77,978,039	0

154 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of September 30, 2010, the inputs used in valuing each Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
C&B Mid Cap Value Fund
Equity securities
Common stocks	$183,106,301	$0	$0	$183,106,301
Short-term investments
Corporate bonds and notes	0	0	1,432,864	1,432,864
Investment companies	4,330,740	60,257,529	0	64,588,269
Total	$187,437,041	$60,257,529	$1,432,864	$249,127,434

Common Stock Fund
Equity securities
Common stocks	$882,436,073	$0	$11,078,247	$893,514,320
Corporate bonds and notes	0	0	5,747,903	5,747,903
Short-term investments
Investment companies	18,938,960	279,329,309	0	298,268,269
Total	$901,375,033	$279,329,309	$16,826,150	$1,197,530,492

Discovery Fund
Equity securities
Common stocks	$494,038,610	$0	$0	$494,038,610
Short-term investments
Corporate bonds and notes	0	0	2,338,602	2,338,602
Investment companies	15,451,406	164,844,832	0	180,296,238
Total	$509,490,016	$164,844,832	$2,338,602	$676,673,450

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 155

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Enterprise Fund
Equity securities
Common stocks	$254,618,797	$0	$0	$254,618,797
Short-term investments
Corporate bonds and notes	0	0	2,299,340	2,299,340
Investment companies	1,000,992	54,769,050	0	55,770,042
Total	$255,619,789	$54,769,050	$2,299,340	$312,688,179

Growth Opportunities Fund
Equity securities
Common stocks	$34,178,591	$0	$0	$34,178,591
Short-term investments
Investment companies	110	10,193,527	0	10,193,637
Total	$34,178,701	$10,193,527	$0	$44,372,228

Mid Cap Growth Fund
Equity securities
Common stocks	$467,146,646	$0	$0	$467,146,646
Corporate bonds and notes	0	0	977,081	977,081
Short-term investments
Investment companies	17,229,489	96,435,961	0	113,665,450
Total	$484,376,135	$96,435,961	$977,081	$581,789,177

Opportunity Fund
Equity securities
Common stocks	$1,292,219,527	$0	$0	$1,292,219,527
Corporate bonds and notes	0	0	6,143,013	6,143,013
Short-term investments
Investment companies	33,684,938	306,009,476	0	339,694,414
Total	$1,325,904,465	$306,009,476	$6,143,013	$1,638,056,954

Small/Mid Cap Core Fund
Equity securities
Common stocks	$26,735,955	$0	$0	$26,735,955
Short-term investments
Investment companies	350,225	6,925,773	0	7,275,998
Total	$27,086,180	$6,925,773	$0	$34,011,953

Special Mid Cap Value Fund
Equity securities
Common stocks	$568,585,268	$0	$0	$568,585,268
Investment companies	6,225,942	0	0	6,225,942
Short-term investments
Corporate bonds and notes	0	0	2,099,805	2,099,805
Investment companies	32,477,147	130,282,520	0	162,759,667
Total	$607,288,357	$130,282,520	$2,099,805	$739,670,682

Traditional Small Cap Growth Fund
Equity securities
Common stocks	$229,289,010	$0	$0	$229,289,010
Short-term investments
Investment companies	5,749,137	70,971,990	0	76,721,127
Total	$235,038,147	$70,971,990	$0	$306,010,137
Further details on the major security types listed above can be found in the each Fund’s Portfolio of Investments.

156 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	C&B Mid					Mid Cap
	Cap Value			Discovery	Enterprise	Growth
	Fund	Common Stock Fund		Fund	Fund	Fund
	Corporate		Corporate	Corporate	Corporate	Corporate
	bonds and	Common	bonds and	bonds and	bonds and	bonds and
	notes	Stocks	notes	notes	notes	notes
Balance as of at beginning of period	$1,304,753	$10,146,000	$5,233,990	$2,129,510	$2,093,758	$889,722
Realized gains or losses	(27,432)	0	(110,041)	(44,771)	(44,020)	(18,706)
Change in unrealized gains or losses	474,083	(360,183)	1,901,771	773,758	760,768	323,281
Net purchases (sales)	(318,540)	1,292,430	(1,277,817)	(519,895)	(511,166)	(217,216)
Transfers in and/or out of Level 3	0	0	0	0	0	0
Balance as of September 30, 2010	$1,432,864	$11,078,247	$5,747,903	$2,338,602	$2,299,340	$977,081
Change in unrealized gains or losses included in earnings relating to securities still held at September 30, 2010	$268,279	$(360,183)	$1,076,195	$437,863	$430,512	$182,941

		Special Mid
	Opportunity	Cap Value
	Fund	Fund
	Corporate	Corporate
	bonds and	bonds and
	notes	notes
Balance as of at beginning of period	$5,593,775	$1,912,065
Realized gains or losses	(117,605)	(40,200)
Change in unrealized gains or losses	2,032,497	694,748
Net purchases (sales)	(1,365,654)	(466,808)
Transfers in and/or out of Level 3	0	0
Balance as of September 30, 2010	$6,143,013	$2,099,805
Change in unrealized gains or losses included in earnings relating to securities still held at September 30, 2010	$1,150,172	$393,152
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the sub-advisers, who are responsible for day-to-day portfolio management of the Funds.
Pursuant to the contract, Funds Management is paid an annual fee which is calculated based on the average daily net assets of each Fund starting at the following rates and declining as average daily net assets of each Fund increase.

					Effective rate for
	Effective July 19, 2010		Prior to July 19, 2010		Year ended
	starting at	declining to	starting at	declining to	September 30, 2010
C&B Mid Cap Value Fund	0.70%	0.60%	0.75%	0.60%	0.74%
Common Stock Fund	0.75%	0.60%	0.75%	0.60%	0.73%
Discovery Fund	0.75%	0.60%	0.75%	0.60%	0.75%
Enterprise Fund	0.70%	0.60%	0.75%	0.60%	0.74%
Growth Opportunities Fund	0.75%	0.60%	0.70%*	0.65%*	0.71%

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 157

					Effective rate for
	Effective July 19, 2010		Prior to July 19, 2010		Year ended
	starting at	declining to	starting at	declining to	September 30, 2010
Mid Cap Growth Fund	0.70%	0.60%	0.75%	0.60%	0.73%
Opportunity Fund	0.70%	0.60%	0.75%	0.60%	0.70%
Small/Mid Cap Core Fund	0.75%	0.60%	0.80%*	0.70%*	0.75%
Special Mid Cap Value Fund	0.70%	0.60%	0.75%	0.60%	0.73%
Traditional Small Cap Growth Fund	0.80%	0.70%	0.70%*	0.65%*	0.72%

*	Prior to July 19, 2010, the predecessor Evergreen fund paid an investment management fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management of the Funds. Funds Management has engaged Cooke & Bieler, LLP, Golden Capital Management, LLC and Wells Capital Management, an affiliate of Funds Management, to serve as investment sub-advisers of the Funds. Alternative Strategies Group, Inc., a wholly owned subsidiary of Wells Fargo, owns a 45% minority stake interest in Golden Capital Management, LLC. The fees related to sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by a Fund to the investment adviser. The investment sub-advisers are each paid an annual investment sub-advisory fee which is calculated based on the average daily net assets of each Fund.

		Annual investment sub-advisory fee
	Investment sub-adviser	starting at	declining to
C&B Mid Cap Value Fund	Cooke & Bieler LLP	0.55%	0.40%
Common Stock Fund	Wells Capital Management	0.45%	0.30%
Discovery Fund	Wells Capital Management	0.45%	0.35%
Enterprise Fund	Wells Capital Management	0.45%	0.30%
Growth Opportunities Fund	Wells Capital Management	0.45%	0.35%
Mid Cap Growth Fund	Wells Capital Management	0.45%	0.30%
Opportunity Fund	Wells Capital Management	0.45%	0.30%
Small/Mid Cap Core Fund	Golden Capital Management, LLC	0.45%	0.35%
Special Mid Cap Value Fund	Wells Capital Management	0.45%	0.30%
Traditional Small Cap Growth Fund	Wells Capital Management	0.55%	0.40%
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

		Administration Fees
	Average Daily	(% of Average
	Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.05
	Next $5 billion	0.04
	Over $10 billion	0.03
Class A, Class B, and Class C	All asset levels	0.26 *
Administrator Class	All asset levels	0.10
Institutional Class	All asset levels	0.08
Investor Class	All asset levels	0.33 **

*	Prior to July 19, 2010, the class level administration fee for Class A, Class B and Class C was 0.28%.

**	Prior to July 19, 2010 the class level administration fee for Investor Class was 0.38%

158 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
Prior to July 19, 2010, the predecessor funds of Growth Opportunities Fund, Small/Mid Cap Core Fund and Traditional Small Cap Growth Fund each paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.
Prior to July 19, 2010, the predecessor funds of Growth Opportunities Fund, Small/Mid Cap Core Fund and Traditional Small Cap Growth Fund each paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo & Company, a transfer and dividend disbursing agent fee.
Funds Management and/or EIMC has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Distribution fees
The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets for Class B and Class C shares. Prior to July 19, 2010, Class B and Class C shares of the predecessor funds of Growth Opportunities Fund, Small/Mid Cap Core Fund and Traditional Small Cap Growth Fund paid distribution fees at an annual rate of 0.75% of the average daily net assets of each class.
For the period ended September 30, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges	Contingent deferred sales charges
	Class A	Class A	Class B		Class C
C&B Mid Cap Value Fund	$9,357	$0	$6,049		$401

Common Stock Fund	333,483	0	652		1,841

Discovery Fund	11,598	0	0		537

Enterprise Fund	1,359	0	NA		0

Growth Opportunities Fund	3,683	4,341	NA		0

Mid Cap Growth Fund	38,886	56	4,130		444

Opportunity Fund	50,800	0	NA		0

Small/Mid Cap Core Fund	37	0	NA		12

Special Mid Cap Value Fund	34,526	0	NA		387

Traditional Small Cap Growth Fund	3,119	230	4,714	*	0

*	Reflects amounts related to Class B shares of the predecessor Fund which became Class A shares on July 19, 2010.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.
A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 159
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended September 30, 2010, were as follows:

	Purchases at Cost	Sales Proceeds
C&B Mid Cap Value Fund	$49,641,887	$136,547,658

Common Stock Fund	391,786,146	425,396,379

Discovery Fund	415,765,690	382,115,297

Enterprise Fund	271,917,981	307,515,954

Growth Opportunities Fund	49,948,968	68,245,330

Mid Cap Growth Fund	92,006,371	121,010,028

Opportunity Fund	512,884,182	553,295,778

Small/Mid Cap Core Fund	4,413,823	5,475,975

Special Mid Cap Value Fund	489,154,915	587,067,044

Traditional Small Cap Growth Fund	203,472,142	462,183,888
6. DERIVATIVE TRANSACTIONS
During the period ended September 30, 2010, the Traditional Small Cap Growth Fund entered into futures contracts to gain market exposure. As of September 30, 2010, Traditional Small Cap Growth Fund did not have any open futures contracts but had an average contract amount of $801,600 in long futures contracts during the year ended September 30, 2010.
The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.
7. ACQUISITION
After the close of business on July 16, 2010, Mid Cap Growth Fund acquired the net assets of Evergreen Mid Cap Growth Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen Mid Cap Growth Fund received Class A, Class B, Class C and Institutional Class shares, respectively, of Mid Cap Growth Fund in the reorganization.
The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen Mid Cap Growth Fund for 64,943,816 shares of Mid Cap Growth Fund valued at $314,543,417 at an exchange ratio of 0.93, 0.95, 0.95, and 0.95 for Class A, Class B, Class C, Institutional Class shares, respectively. The investment portfolio of Evergreen Mid Cap Growth Fund with a fair value of $314,775,809, identified cost of $305,493,887 and unrealized appreciation of $9,281,922 at July 16, 2010 were the principal assets acquired by Mid Cap Growth Fund. The aggregate net assets of Evergreen Mid Cap Growth Fund and Mid Cap Growth Fund immediately prior to the acquisition were $314,543,417 and $126,302,768, respectively. The aggregate net assets of Mid Cap Growth Fund immediately after the acquisition were $440,846,185. For financial reporting purposes, assets received and shares issued by Mid Cap Growth Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Mid Cap Growth Fund was carried forward to align ongoing reporting Mid Cap Growth Fund Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed November 1, 2009, the beginning of the annual reporting period for Mid Cap Growth Fund, Mid Cap Growth Fund’s pro forma results of operations for the period ended September 30, 2010 would have been:

Net investment income	$296,782

Net realized and unrealized gains or losses on investments	$68,942,602

Net increase in net assets resulting from operations	$69,239,384

160 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen Mid Cap Growth Fund that have been included in Mid Cap Growth Fund Fund’s Statement of Operations since July 19, 2010.
After the close of business on July 16, 2010, Special Mid Cap Value Fund acquired the net assets of Evergreen Fundamental Mid Cap Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen Fundamental Mid Cap Value Fund received Class A, Class A, Class C and Institutional Class shares, respectively, of Special Mid Cap Value Fund in the reorganization.
The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen Fundamental Mid Cap Value Fund for 108,922 shares of Special Mid Cap Value Fund valued at $1,878,754 at an exchange ratio of 0.52, 0.51, 0.52 and 0.51 for Class A, Class A, Class C and Institutional Class shares, respectively. The investment portfolio of Evergreen Fundamental Mid Cap Value Fund with a fair value of $1,880,512, identified cost of $1,874,594 and unrealized appreciation of $5,918 at July 16, 2010 were the principal assets acquired by Special Mid Cap Value Fund. The aggregate net assets of Evergreen Fundamental Mid Cap Value Fund and Special Mid Cap Value Fund immediately prior to the acquisition were $1,878,754 and $580,555,264, respectively. The aggregate net assets of Special Mid Cap Value Fund immediately after the acquisition were $582,434,018. For financial reporting purposes, assets received and shares issued by Special Mid Cap Value Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Fundamental Mid Cap Value Fund was carried forward to align ongoing reporting Special Mid Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed November 1, 2009, the beginning of the annual reporting period for Special Mid Cap Value Fund, Special Mid Cap Value Fund’s pro forma results of operations for the period ended September 30, 2010 would have been:

Net investment income	$14,846,020

Net realized and unrealized gains or losses on investments	$91,086,482

Net increase in net assets resulting from operations	$105,932,502
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen Fundamental Mid Cap Value Fund that have been included in Special Mid Cap Value Fund’s Statement of Operations since July 19, 2010.
Effective at the close of business on September 19, 2008, Small/Mid Cap Core Fund’s predecessor, Evergreen Golden Core Opportunities Fund, had acquired the net assets of Evergreen Special Equity Fund in a tax-free exchange for Class A, Class B, Class C, and Class I shares of Evergreen Golden Core Opportunities Fund. Shares were issued to Class A, Class B, Class C, Class I and Class IS shareholders of Evergreen Special Equity Fund at an exchange ratio of 1.22, 1.14, 1.14, 1.28 and 1.23 for Class A, Class B, Class C, Class I and Class A shares, respectively, of Evergreen Golden Core Opportunities Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $1,641,682. The aggregate net assets of Evergreen Golden Core Opportunities Fund and Evergreen Special Equity Fund immediately prior to the acquisition were $4,929,372 and $54,052,596, respectively. The aggregate net assets of Evergreen Golden Core Opportunities Fund immediately after the acquisition were $58,981,968.
8. EXPENSE REDUCTIONS
Through expense offset arrangements with the custodian, a portion of fund expenses may have been reduced.
9. BANK BORROWINGS
The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 161
that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the Funds paid an annual commitment fee equal to 0.15% of the unused balance, which was allocated pro rata.
For the period ended September 30, 2010, there were no borrowings by any Funds under the agreement.
10. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the following periods was as follows:

	Ordinary Income			Long-Term Capital Gain			Return of Capital
	2010*	2009	2008	2010*	2009	2008	2010*	2009	2008
C&B Mid Cap Value Fund	$1,207,861	$3,803,114	$54,009,021	$0	$0	$92,671,032	$0	$0	$0

Common Stock Fund	1,022,068	0	39,641,360	0	0	147,675,745	0	0	839,245

Discovery Fund	0	0	19,890,155	0	0	44,267,204	0	0	0

Mid Cap Growth Fund	0	0	15,264,107	0	0	15,713,766	0	0	0

Opportunity Fund	2,563,241	0	107,945,237	0	0	178,064,347	0	0	6,989,987

Special Mid Cap Value Fund	5,974,842	6,014,963	30,437,843	0	0	65,216,218	0	0	0

*	For the eleven months ended September 30, 2010.

	Ordinary Income
	2010	2009
Traditional Small Cap Growth Fund	$40,111	$1,355,666
As of September 30, 2010, the components of distributable earnings on a tax basis are shown on the table below.

	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Appreciation	Capital Loss
	Income	Gain	(Depreciation)	Carryforward
C&B Mid Cap Value Fund	$884,101	$0	$(2,675,337)	$(168,333,880)

Common Stock Fund	0	8,837,391	170,681,931	0

Discovery Fund	0	0	106,286,292	(59,402,088)

Enterprise Fund	0	0	41,288,442	(88,054,359)

Growth Opportunities Fund	0	0	3,834,703	(1,257,467)

Mid Cap Growth Fund	283,310	0	47,216,838	(96,994,605)

Opportunity Fund	0	0	235,986,098	(87,694,103)

Small/Mid Cap Core Fund	13,198	0	2,935,495	(25,654,440)

Special Mid Cap Value Fund	8,332,298	0	24,285,333	(120,419,757)

Traditional Small Cap Growth Fund	0	0	53,398,906	(77,978,039)
11. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

162 Wells Fargo Advantage Small and Mid Cap Stock Funds	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage C&B Mid Cap Value Fund, Wells Fargo Advantage Common Stock Fund, Wells Fargo Advantage Discovery Fund, Wells Fargo Advantage Enterprise Fund, Wells Fargo Advantage Growth Opportunities Fund, Wells Fargo Advantage Mid Cap Growth Fund, Wells Fargo Advantage Opportunity Fund, Wells Fargo Advantage Small/Mid Cap Core Fund, Wells Fargo Advantage Special Mid Cap Value Fund, and Wells Fargo Advantage Traditional Small Cap Growth Fund, ten of the funds constituting the Wells Fargo Funds Trust (collectively the “Funds”), as of September 30, 2010, and the related statements of operations, statements of changes in net assets and the financial highlights for periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of September 30, 2010, the results of their operations, changes in their net assets, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 24, 2010

Other Information (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 163
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On June 8, 2010, a Special Meeting of Shareholders of the Evergreen Fundamental Mid Cap Value Fund was held to approve the following proposal. The results of the proposal are indicated below:
Proposal 1 – To approve the proposed reorganization of Evergreen Fundamental Mid Cap Value Fund into Wells Fargo Advantage Special Mid Cap Value Fund, a series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net Assets voted “For”	$1,354,931
Net Assets voted “Against”	$17,303
Net Assets voted “Abstain”	$27,712
On June 8, 2010, a Special Meeting of Shareholders of the Evergreen Growth Fund was held to approve the following proposal. The results of the proposal are indicated below:
Proposal 1 – To approve the proposed reorganization of Evergreen Growth Fund into Wells Fargo Advantage Traditional Small Cap Growth Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net Assets voted “For”	$153,245,692
Net Assets voted “Against”	$2,481,560
Net Assets voted “Abstain”	$3,556,484
On June 21, 2010, a Special Meeting of Shareholders of the Evergreen Golden Core Opportunities Fund was held to consider the following proposals. The results of the proposals are indicated below:
Proposal 1 – The proposed reorganization of Evergreen Golden Core Opportunities Fund into Wells Fargo Advantage Small/Mid Cap Core Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net Assets voted “For”	$13,757,468
Net Assets voted “Against”	$315,496
Net Assets voted “Abstain”	$916,643
On June 21, 2010, a Special Meeting of Shareholders of the Evergreen Mid Cap Growth Fund was held to approve the following proposal. The results of the proposal are indicated below:
Proposal 1 – To approve the proposed reorganization of Evergreen Mid Cap Growth Fund into Wells Fargo Advantage Mid Cap Growth Fund, a series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net Assets voted “For”	$161,445,457
Net Assets voted “Against”	$11,245,097
Net Assets voted “Abstain”	$10,439,136
On June 8, 2010, a Special Meeting of Shareholders of the Evergreen Small-Mid Growth Fund was held to approve the following proposal. The results of the proposal are indicated below:
Proposal 1 – To approve the proposed reorganization of Evergreen Small-Mid Growth Fund into Wells Fargo Advantage Growth Opportunities Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net Assets voted “For”	$24,269,367
Net Assets voted “Against”	$772,517
Net Assets voted “Abstain”	$5,528,752

164 Wells Fargo Advantage Small and Mid Cap Stock Funds	Other Information (Unaudited)
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds listed below designate a percentage of their ordinary income dividends distributed during the period ended September 30, 2010 as qualifying for the corporate dividends-received deduction:

Dividend-Received
Deduction (% of
Ordinary
Income Dividends)
C&B Mid Cap Value Fund	100%

Common Stock Fund	100%

Opportunity Fund	100%

Special Mid Cap Value Fund	100%
Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the period ended September 30, 2010 as qualified dividend income (QDI):

QDI
C&B Mid Cap Value Fund	$1,207,861

Common Stock Fund	1,021,743

Opportunity Fund	2,562,308

Special Mid Cap Value Fund	5,974,842
Pursuant to Section 871(k)(1)(c) of the Code, the Funds designate the following amounts of their income dividends paid during the period ended September 30, 2010 as interest-related dividends:

Interest-Related
Dividends
C&B Mid Cap Value Fund	$7,879

Common Stock Fund	20,334

Opportunity Fund	74,307

Special Mid Cap Value Fund	42,314

Other Information (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 165
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for each Fund, are publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling
1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	None

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	None

Leroy Keith, Jr.[3] (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee, Phoenix Fund Complex and Director, Diversapack Co. (packaging company). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/09)

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	None

166 Wells Fargo Advantage Small and Mid Cap Stock Funds	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	None

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	None

Michael S. Scofield[3] (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	None

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	None
Officers

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.	None

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.	None

Kasey Phillips[4] (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.	None

David Berardi[5] (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.	None

Jeremy DePalma[5] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration form 2005 to 2010.	None

Other Information (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 167

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.	None

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

2.	Length of service dates reflects a Trustee’s commencement of service with the Trust’s predecessor entities.

3.	Effective July 9, 2010.

4.	Effective November 1, 2009.

5.	Treasurer during the period from June 1, 2009 to October 31, 2009. Assistant Treasurer effective November 1, 2009.

168 Wells Fargo Advantage Small and Mid Cap Stock Funds	List of Abbreviations
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments
ADR	—	American Depositary Receipt
ADS	—	American Depository Shares
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgages
AUD	—	Australian Dollar
BART	—	Bay Area Rapid Transit
BRL	—	Brazil Real
CAD	—	Canadian Dollar
CDA	—	Community Development Authority
CDO	—	Collateralized Debt Obligation
CDSC	—	Contingent Deferred Sales Charge
CGIC	—	Capital Guaranty Insurance Company
CGY	—	Capital Guaranty Corporation
CHF	—	Swiss Franc
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	—	Certificate of Participation
CP	—	Commercial Paper
CTF	—	Common Trust Fund
DEM	—	Deutsche Mark
DKK	—	Danish Krone
DW&P	—	Department of Water & Power
DWR	—	Department of Water Resources
ECFA	—	Educational & Cultural Facilities Authority
EDFA	—	Economic Development Finance Authority
ETET	—	Eagle Tax-Exempt Trust
ETF	—	Exchange-Traded Fund
EUR	—	Euro
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Corporation
FHA	—	Federal Housing Authority
FHAG	—	Federal Housing Agency
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRF	—	French Franc
FSA	—	Farm Service Agency
GBP	—	Great British Pound
GDR	—	Global Depositary Receipt
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HCFR	—	Healthcare Facilities Revenue
HEFA	—	Health & Educational Facilities Authority
HEFAR	—	Higher Education Facilities Authority Revenue
HFA	—	Housing Finance Authority
HFFA	—	Health Facilities Financing Authority
HKD	—	Hong Kong Dollar
HUD	—	Housing & Urban Development
HUF	—	Hungarian Forint
IDA	—	Industrial Development Authority
IDAG	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
IEP	—	Irish Pound
JPY	—	Japanese Yen
KRW	—	Republic of Korea Won
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
LP	—	Limited Partnership
MBIA	—	Municipal Bond Insurance Association
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
MMD	—	Municipal Market Data
MTN	—	Medium Term Note
MUD	—	Municipal Utility District
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NATL-RE	—	National Public Finance Guarantee Corporation
NLG	—	Netherlands Guilder
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Finance Authority
PFFA	—	Public Facilities Financing Authority
plc	—	Public Limited Company
PLN	—	Polish Zloty
PSFG	—	Public School Fund Guaranty
R&D	—	Research & Development
RDA	—	Redevelopment Authority
RDFA	—	Redevelopment Finance Authority
REITS	—	Real Estate Investment Trusts
SEK	—	Swedish Krona
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
SGD	—	Singapore Dollar
SKK	—	Slovakian Koruna
SLMA	—	Student Loan Marketing Association
SPDR	—	Standard & Poor’s Depositary Receipts
STIT	—	Short-Term Investment Trust
TBA	—	To Be Announced
TRAN	—	Tax Revenue Anticipation Notes
TRY	—	Turkish Lira
USD	—	United States Dollar
XLCA	—	XL Capital Assurance
ZAR	—	South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	126954 11-10 ASMC2/AR135 09-10

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
▪	Wells Fargo Advantage Asia Pacific Fund

▪	Wells Fargo Advantage Diversified International Fund (Formerly named Wells Fargo Advantage International Equity Fund)

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery
Contents

Letter to Shareholders	2

Performance Highlights
Wells Fargo Advantage Asia Pacific Fund	6
Wells Fargo Advantage Diversified International Fund	12

Fund Expenses	20

Portfolio of Investments
Wells Fargo Advantage Asia Pacific Fund	22
Wells Fargo Advantage Diversified International Fund	26

Financial Statements
Statements of Assets and Liabilities	35
Statements of Operations	36
Statements of Changes in Net Assets	38
Financial Highlights	42

Notes to Financial Statements	46

Report of Independent Registered Public Accounting Firm	54

Other Information	55

List of Abbreviations	59
The views expressed are as of September 30, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage International Stock Funds.
NOT FDIC INSURED ▪ NO BANK GURANTEE ▪ MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY
1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit www.wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NOT FDIC INSURED ▪ NO BANK GURANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $220 billion in assets under management, as of September 30, 2010.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]
VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage International Stock Funds	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
During the period, investors had to weigh positive earnings from companies against more questionable macroeconomic news. High unemployment in developed nations and rising sovereign debt in many countries created concerns that economies could once again slip into recession. However, the markets ended the period with a strong rally in September that sent most indexes higher than when the period began.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage International Stock Funds for the 12-month period that ended September 30, 2010. Leading up to the beginning of the period, a series of extraordinary financial and economic events affected markets in the United States and throughout the world. After a prolonged period of uncertainty and falling share prices worldwide, stock markets staged a remarkable rally in 2009 that continued into the reporting period. During the period, investors had to weigh positive earnings from companies against more questionable macroeconomic news. High unemployment in developed nations and rising sovereign debt in many countries created concerns that economies could once again slip into recession. However, the markets ended the period with a strong rally in September that sent most indexes higher than when the period began.
Concerns shifted from corporate to sovereign debt.
After hitting their lows in March 2009 due to the continued effects of the financial crisis, stock markets around the world staged a recovery. In the fourth quarter of 2009, however, developments in the sovereign debt sector threatened to bring the rally to a halt, as the credit crisis spread from financial institutions to countries. In the United States and parts of Europe and Asia, governments were able to bail out companies that overextended themselves, providing a necessary backstop that staved off default and, even worse, financial collapse. A few countries, however, found themselves overextended, and questions surfaced regarding their solvency. The government of Dubai was rescued by a $10 billion infusion from Abu Dhabi, while speculation accompanied every bond offering from Greece. Ireland, Spain, and even Great Britain showed signs of financial stress, with investors concerned about whether those countries would be able to repay their debts. Beyond solvency, the question was what effects this sovereign debt overhang would have on future growth, given that economic recovery in some parts of the world was strongly dependent on continued government backing. While the overall amount of potentially affected debt was small, it does show that investors were becoming concerned about the potential shortfall between government spending and tax receipts.
After a setback in January, the recovery resumed, only to falter again in April.
In spite of the sovereign debt troubles that surfaced in the fourth quarter of 2009, the markets still continued the general upward swing that began with the rally in March 2009. That rally was partially spurred on by the promise of continued government support of world economies in a time of crisis. With the crisis largely over by the end of 2009, the question became whether economies could achieve a sustainable growth rate in the absence of government stimulus. This question was made all the more tangible by China’s withdrawal of several stimulus measures in the first quarter of 2010, especially in its automobile and housing markets. The markets reacted negatively to the prospect of China tightening up on its potentially overheating economy. Combined with problems in the sovereign debt market and weakened currencies, especially the euro, stock markets fell throughout January, with the MSCI EAFE® Index falling more than 8% by the first week of February 2010.

Letter to Shareholders	Wells Fargo Advantage International Stock Funds 3
In what would become a pattern, growing optimism at the corporate level was repeatedly displaced by unease over the macroeconomic picture. Investors became more optimistic on expectations of corporate earnings growth and improving economic indicators. Increased mergers-and-acquisitions activity also spoke to a growing optimism at the corporate level, as well as the recovery of financing for complex deals. Countering the more positive, company-specific news, unemployment remained high in the United States and in European countries, and sovereign debt problems escalated in the spring of 2010. Because of the heightened focus on fiscal deficits, many eurozone countries announced austerity programs to begin to address their long-term issues. However, the immediate effect eroded economic growth expectations, causing investors to price in a possibility of a “double-dip” recession and leading to a market correction in the second quarter of 2010. Sovereign debt markets finally stabilized in May 2010 after long and difficult negotiations between the International Monetary Fund (IMF) and the healthy central banks within the eurozone led to a $1 trillion backstop fund for Greece and the region.
After a volatile summer, the markets broke out of a narrow trading range in September and finished the 12-month period on a strong note. In effect, the worst-case scenario of a double-dip recession failed to happen, as corporate earnings reports continued to show strength and the global economy maintained a modest growth rate. Investors became resigned to a prolonged period of slow growth, and many regained a risk appetite for equities. The September rally brought most indexes into positive territory for the 12 months, but there were notable differences between countries. The Russell 3000® Index, a broad index of U.S.-based companies, returned 10.96% for the period, compared with the Europe- and Asia-oriented MSCI EAFE Index, which returned only 3.27%. Leading the way were the emerging markets, as has often been the case since the financial crisis began in 2008. The MSCI EM (Emerging Markets) Index returned 20.22% during the period. Generally speaking, smaller countries that had less exposure to the United States and other developed nations performed better than those, such as China, that were more closely tied to the global economic infrastructure.
Economies will likely continue to grow, with clear differences between developed nations and the emerging markets.
The market recovery was welcome news, but questions remain about whether the recovery will continue if unemployment remains high and if governments withdraw their fiscal and monetary stimulus programs. Unemployment is still stubbornly high in the United States and the eurozone, at 9.6% and 10.1%, respectively, putting burdens on consumers and governments. The slower growth rate of developed nations, meanwhile, may make it difficult to establish solid employment gains. Additionally, some economies—especially the more overheated Asian economies of China and India—are showing signs of increasing inflation. China has already signaled that government stimulus programs supporting its economy will need to be withdrawn or at least scaled back, which will be a test of whether the recovery has reached a sustainable footing.

4 Wells Fargo Advantage International Stock Funds	Letter to Shareholders
All in all, investors should be prepared for more subdued economic growth, given the headwinds faced by many countries and consumers. Balancing that, many companies are holding up well, with solid earnings appear to often support their valuations.
By the end of the reporting period, the consensus had shifted from expectations of a double-dip recession to resignation that several of the major world economies are likely in for a prolonged period of slow growth. The IMF projected that advanced economies will grow only 2.2% in 2011, due to tight fiscal constraints and high unemployment. Emerging markets, by contrast, are expected to grow at a more robust rate of 7.1% in 2011. All in all, investors should be prepared for more subdued economic growth, given the headwinds faced by many countries and consumers. Balancing that, many companies are holding up well, with solid earnings that appear to support their valuations.
A broadly diversified portfolio gives exposure to many areas of potential recovery.
Periods of volatility can present challenges as well as opportunities, and experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. Wells Fargo Advantage Funds® provides investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. And in a potential upturn, diversification also gives investors exposure to many areas of economic recovery. Our diverse family of mutual funds may also help. We offer more than 120 mutual funds that cover a broad spectrum of investment styles and asset classes.
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also visit our website at www.wellsfargo.com/advantagefunds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

6 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Asia Pacific Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTEMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Wells Capital Management Incorporated
PORTFOLIO MANAGER

Anthony L. T. Cragg
FUND INCEPTION
December 31, 1993
PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

12 Month
Investor Class	12.51%
MSCI AC Asia Pacific IndexSM1	9.54%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 1.66% and 2.15%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.65%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF SEPTEMBER 30, 2010)

1.	The Morgan Stanley Capital International All Country Asia Pacific (“MSCI AC Asia Pacific”) Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Asia Pacific Fund Class A and Investor Class shares for the most recent ten years with the MSCI AC Asia Pacific Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 7
Wells Fargo Advantage Asia Pacific Fund (continued)
MANAGER’S DISCUSSION
Fund highlights:
▪	In a period of continued economic recovery, the Fund outperformed its benchmark, the MSCI All Country Asia Pacific Index, during the 12-month period that ended September 30, 2010.

▪	Country allocation decisions helped boost the Fund’s relative results, as did stock selection in China, Singapore, and Malaysia.

▪	Holdings in Japan, South Korea, and Australia detracted from returns.
Country allocations and stock selection in a number of countries helped drive outperformance.
The Fund’s performance during the period was helped by country allocation decisions and the overall selection of specific stocks. From a country allocation perspective, the Fund’s underweight position relative to its benchmark in Japan proved to detract from performance. We had overweight positions in Singapore and Malaysia, which proved beneficial, as did a slight underweight position in China. Taiwan was another solid contributor, with an underweight position and strong stock selection.
The Fund’s two top-contributing stocks were Zhaojin Mining Industry, a Chinese mining company, and Genting Berhad, one of Malaysia’s most powerful corporate conglomerates, which serves as a holding company for a variety of domestic and international businesses. Genting benefited from the successful opening of a casino/entertainment complex in Singapore. Also performing well was Hainan Meilan International Airport Company Limited, the largest and newest airport on the island of Hainan in the People’s Republic of China. The Fund’s three weakest performers were Japanese companies: Inpex Corp., an energy supply business; Daiwa Securities Group, one of Japan’s three largest securities brokerages; and Dai-ichi Life Insurance Co., one of Japan’s top insurers.
We increased the Fund’s weighting in Singapore and Hong Kong, while reducing its allocation to Japan and Australia.
We maintained a sizable overweight in Singapore and increased our allocation there in the midst of a strong economic rebound after the country’s severe recession. The emergence of new industries related to gaming, the country’s geographic position as a regional hub, and its relatively attractive regulatory

TEN LARGEST EQUITY HOLDINGS[3]
(AS OF SEPTEMBER 30, 2010)

Singapore Airlines Limited	2.46%
Zhaojin Mining Industry Company Limited	2.38%
L’Occitane International SA	2.01%
Keppel Corporation Limited	1.99%
iShares MSCI China	1.98%
Newcrest Mining Limited	1.75%
Singapore Press Holdings Limited	1.56%
Singapore Airport Terminal Services Limited	1.44%
Jardine Cycle & Carriage Limited	1.40%
Philippine Long Distance Telephone Company	1.34%

3.	The ten largest portfolio holdings are subject to change and are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

8 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Asia Pacific Fund (continued)
environment helped us to gain confidence in Singapore’s equity market. We continued to rotate out of Japan, as we felt other markets offered higher potential returns. The strong yen also posed continued risk to Japan as exporters struggled. During the year, we were slightly underweight China. Economic growth remained high in the global context but moderated during the year, and overall we believed that valuations were stretched. We maintained an underweight to Australia, as mining regulations continued to concern investors.
COUNTRY ALLOCATION4
(AS OF SEPTEMBER 30, 2010)
We increased the Fund’s weighting in materials, energy, consumer discretionary, and information technology, while reducing its allocation to utilities, telecommunication services, and financials.
By sector, we increased our positions in materials and energy and remained overweight in those sectors because of their role in the global economic recovery. We also increased our exposure to the consumer discretionary sector throughout the year because we see strong domestic demand, particularly within emerging markets. We trimmed holdings in defensive sectors such as telecommunication services and utilities, as investor sentiment turned more positive and defensive names lagged the broad index. We became more optimistic about information technology (IT) companies and increased our holdings in the sector as corporate restocking appeared strong.
Our investment outlook on the Asia Pacific region is positive.
The combination of healthy balance sheets, businesses with growth potential and attractive valuation have served Asia Pacific countries well. While we like the longer-term prospects for the larger markets of China and India as a whole, we think it will pay to be selective between sectors. In China, for example, the two biggest sectors of finance and real estate are still being held back by the government’s stated and genuine desire to increase competition and to create a more harmonious society. Taiwan and Korea will be the main countries through which we gain exposure to IT, although we may take some profits in stocks going forward. Non-tech Taiwanese companies should benefit from the initiation of increasing cross-straits relations with China. We continue to like Singapore on the back of strong gross domestic product prospects, new industries such as gaming, and its position as a regional logistics hub.

4.	Country allocation is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 9
Wells Fargo Advantage Asia Pacific Fund (continued)
The fundamentals for almost all Asian economies are attractive, and we feel the valuations of their stock markets are not excessive, given their reduced risk and superior growth profile compared with developed markets. Therefore, we have great confidence in their ability to deliver excellent returns. The main risk is if worse-than-expected economic news comes out of the West and the U.S. in particular, which, while not affecting Asia that much in real terms, could damage investor confidence and provoke an irrational flight back into the U.S. dollar and fixed-income investments. We will focus on businesses with experienced management teams, strong defensive attributes in their home markets, achievable growth strategies, and strong financials.

10 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Asia Pacific Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratio[6]
	Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WFAAX)	7/31/2007	(0.10)	6.09	4.09	6.84	5.97	12.58	5.32	7.47	2.05%	1.61%
Class C (WFCAX)	7/31/2007	4.62	10.84	4.52	6.78	5.62	11.84	4.52	6.78	2.80%	2.36%
Administrator Class (WFADX)	7/30/2010					5.97	12.58	5.32	7.48	1.87%	1.41%
Institutional Class (WFPIX)	7/30/2010					5.97	12.58	5.32	7.48	1.60%	1.26%
Investor Class (SASPX)	12/31/1993					5.86	12.51	5.24	7.44	2.15%	1.66%
MSCI AC Asia Pacific Index[1]						2.42	9.54	4.38	3.87

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, regional risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Class C shares prior to its inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Performance shown for the Administrator Class and Institutional Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher. Performance shown for Class A shares prior to its inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the February 1, 2010 prospectus for Class A, Class C and Investor Class shares. For Administrator Class and Institutional Class as stated in the July 30, 2010 prospectus.

7.	The adviser has committed through January 31, 2011 to waive fees and/or reimburse expenses to maintain the Fund’s contractual expense ratio for Class A at 1.60%, for Class C at 2.35% and Investor Class at 1.65%, excluding acquired fund fees and certain other expenses. The adviser has committed through February 28, 2012 to waive fees and/or reimburse expenses to maintain the Fund’s contractual expense ratio for the Administrator Class at 1.40% and for the Institutional Class at 1.25%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower, and the rankings and ratings may have been lower.

12 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified International Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Artisan Partners Limited Partnership
LSV Asset Management
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Francis Claró, CFA
Josef Lakonishok
Puneet Mansharamani, CFA
Menno Vermeulen, CFA
Mark L. Yockey, CFA
FUND INCEPTION
September 24, 1997
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

12 Month
Investor Class	3.74%
MSCI EAFE® Index[1]	3.27%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 1.46% and 1.87%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF SEPTEMBER 30, 2010)

1.	The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”)SM Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Diversified International Fund Class A and Investor Class shares for the most recent ten years with the MSCI EAFE Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 13
Wells Fargo Advantage Diversified International Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	Stocks posted strong gains for the 12-month period that ended September 30, 2010, but the road to get there was volatile as the global economy worked through an uneven recovery.
▪	The volatility created a difficult time for active managers with the lack of discernable trends and rotating sector performance. The markets expanded to begin and end the fiscal year, but the middle period was characterized by a significant contraction.
▪	We were pleased to have kept pace with our benchmark, the MSCI EAFE® Index—our core stocks performed well because of our exposures within the consumer sectors, but our value and growth investments tended to trail the index because investors were wary of both turnaround stories and faster-growing companies in the face of a weak economic recovery.
LSV Asset Management (LSV) seeks to add value through a quantitative selection process that favors deep-value stocks.
Over the first six months of the reporting period, international markets were modestly positive following the stunning rebound in the equity markets from their March 2009 lows. However, over the last six months, volatility returned to the markets with double-digit losses in the second calendar quarter of 2010, followed by double-digit gains in the third quarter. One of the sources of the renewed volatility was the European debt crisis, which had a negative impact on European equities. In early 2010, Greece’s debt was downgraded to non-investment-grade, which was followed by downgrades of the sovereign debt of Spain and Portugal. The European Union and IMF orchestrated a massive bailout package in an effort to contain the crisis. This had a negative impact on financials, which along with utilities were the weakest sectors in the market over the past 12 months. Financials did recover somewhat late in the period as results of the European bank stress tests were better than expected. The best-performing sectors over the past 12 months included consumer staples, which were left behind in the market run-up in early 2009, and industrials. Our overweight to both sectors, as well as the underweight to financials, added value in the period.
COUNTRY ALLOCATION3
(AS OF SEPTEMBER 30, 2010)

TEN LARGEST EQUITY HOLDINGS[4]
(AS OF SEPTEMBER 30, 2010)

Nestle SA	1.96%
ASML Holding NV	1.50%
Daimler AG	1.43%
Bayer AG	1.34%
BNP Paribas SA	1.18%
HSBC Holdings plc	1.08%
Sands China Limited	1.06%
Tesco plc	1.01%
Experian Group Limited	0.99%
Pernod-Ricard	0.97%

3.	Country allocation is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

4.	The ten largest portfolio holdings are subject to change and are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

14 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified International Fund (continued)
Stock selection detracted somewhat as our picks in the materials sector added value while selection in the industrials, information technology, and telecommunication sectors detracted from performance. Individual stocks that added value during the period included the Industrial and Commercial Bank of China, which is listed in Hong Kong; IMI Plc, a British industrial company; and Novartis. Detractors included Telefonica, the large Spanish telecom; Bank of Ireland; and our underweight to Siemens and Commonwealth Bank of Australia.
Value stocks trailed growth stocks by a wide margin over the period. The MSCI EAFE Growth Index gained 8.4% while the value benchmark declined 1.7%. When higher-multiple stocks outperform, as was the case over the past 12 months, our deep-value approach tends to lag the broad market. We emphasize multiple valuation factors, such as price-to-cash flow, price-to-earnings, price-to-book, and dividend yield, when applying our quantitative stock-ranking model. While it was not the case over the past 12 months, over time we feel investors are rewarded for holding a diversified portfolio of cheap stocks based on these measures.
The LSV portion of the Fund’s sector exposures did not change significantly over the past 12 months.
LSV seeks to add value through a quantitatively driven, bottom-up stock selection process that favors deep-value stocks. LSV limits the sector overweights and underweights to +/- 5% relative to the broad market benchmark. The most significant change in sector exposure was an increase in the financials weight. Financials began the period at 23.0% of LSV’s portion of the portfolio. At September 30, the financials weight stood at 26.7%. We initiated or increased the exposure to Allianz, Credit Suisse, and Japanese financials Sumitomo Mitsui and Mizuho Financial. The increase in financials came at the expense of energy and industrials. Industrials stocks have done well over the past 12 to 18 months, and we sold several stocks in this sector as a result. The energy exposure declined about 2%, primarily in the oil and gas group. Currently, the LSV portion of the Fund is overweight financials, health care, and telecommunication services relative to the broad market and underweight consumer staples and consumer discretionary stocks. All other sectors are within 2% of the benchmark weight. At the industry level, the LSV portion of the Fund is overweight to oil and gas, aerospace and defense, trading companies, pharmaceuticals, and insurance and underweight metals/mining, automobiles, and beverages.
LSV believes their portion of the Fund remains attractive from a valuation standpoint.
Risk aversion seems to be back as investors have not favored equities in the recent past. This is reflected in the valuation of the LSV portion of the Fund. Compared with the beginning of the reporting period, the portfolio is cheaper on all metrics that we emphasize, including price-to-cash flow, price-to-earnings, price-to-book, and dividend yield. For instance, the portfolio is trading at less than 10 times forward earnings estimates and is paying a dividend of more

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 15
Wells Fargo Advantage Diversified International Fund (continued)
than 4%. Valuations, while not as attractive as at market lows in early 2009, are very attractive relative to history. We believe that if we remain true to our deep-value approach, investors will benefit over time from holding a portfolio of companies with such attractive valuations.
Wells Capital Managements (WellsCap) core equity style emphasizes bottom-up stock selection based on rigorous, in-depth, fundamental company research and incorporates top-down factors and developments as they affect market and economic activity within regions, countries, and sectors.
The WellsCap portion of the portfolio performed strongly, benefitting from the restructuring that was made in the second and third quarters of 2009.
Volatility returned to the markets after concerns surfaced about sovereign debt and government stimulus measures.
The fiscal year started modestly, in contrast to the extreme volatility earlier in 2009. However, in the second quarter of 2010, volatility returned, as concerns about European sovereign debt and the economic impact of government fiscal measures undermined investor confidence once again. International equity markets fell sharply in the quarter, with the MSCI EAFE Index down 13.97% in the second quarter. But just as quickly, the third quarter saw a quick reversal of that mood following the establishment of the $575 million European Financial Stability Facility and the successful completion by European banks of the “stress test.” The quarter more than made up for the prior period’s weakness, with the MSCI EAFE Index up 3.27% over the 12-month period.
Strong stock performance was the primary driver of the outperformance, with stocks in the consumer discretionary, materials, and information technology (IT) sectors leading the way. Overweights to the consumer discretionary and IT sectors also contributed to the returns. Isuzu, the Japanese light truck manufacturer, was the outstanding holding for the year, returning more than 80% in the period. It reaped the benefits of strong demand for its main lines across a range of markets. Leaders in the luxury goods markets, such as Swatch Group, Burberry Group, and LVMH Moet Hennessy (Louis Vuitton), prospered on the back of increased demand from their products, particularly from emerging markets. In materials, commodity players such as Antofagasta, Mechel, Xstrata, and Rio Tinto were boosted by continued firmness in commodity prices, while in IT, leading contributors were Chinese holdings VanceInfo Technologies, the leader in the Chinese IT services markets; and SINA, the Chinese internet portal.

16 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified International Fund (continued)
Detractors were more limited in number and impact. In industrials, some of the employment companies disappointed with the delayed recovery in employment. Our underweight in consumer staples hurt Fund performance, as the sector was above market strength over the year.
We believe there are significant positive drivers for equities.
Overall, the governments in developed economies are seeking inflation and using the printing press freely to try to resuscitate asset pricing. We believe that the growing preference of central bankers for quantitative easing policies will lead to countries printing money to stabilize their economies. In the short to medium term, this money printing should be favorable to equity markets.
Indeed, there are some significant positive drivers for equities. First and foremost, valuations of equities look compelling relative to bonds. Earnings yields of equities compare favorably to bond yields, and the massive flow of funds to bonds has reduced the risk-adjusted return profile for this asset class relative to equities. In fact, many experienced bond investors are unenthusiastic about fixed income.
Interest rates are extraordinarily low. Combined with the long period of underinvestment in capital and labor we’ve had, these components should begin to show some meaningful activity. Corporate balance sheets are very strong and flush with cash; when added to the low cost of money, a stabilizing economy, and high productivity levels, we have the ingredients for a significant uptick in corporate investment. Merger and acquisition (M&A) activity should continue to pick up and stay strong as long as money is plentiful and cheap. Private equity and LBO funds currently have very good conditions under which to invest.
On our end, we are finding some very interesting stocks in developed markets that are trading at attractive values that we believe will reward investors.
There are some meaningful changes taking place in China that will have an impact on the focus of our investments in that country. First, industrial action is leading to higher labor costs. We have seen data showing that labor costs rise 30%, on average, after a strike. This is likely to precipitate additional industrial action, further pushing up costs and personal consumption in coastal areas. The Chinese government has also been supporting increases in the minimum wage. These dynamics will likely also lead to an increase in the pace of development of the interior of the country. Overall, the emergence of the Chinese consumer could be a powerful structural phenomenon. We have found several and are interested in continuing to uncover undervalued growth opportunities in these markets. We think there are promising investments in these areas.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 17
Wells Fargo Advantage Diversified International Fund (continued)
The Artisan team invests in what it considers to be dominant, high-quality companies that are exposed to positive secular trends.
▪	Our list of top performers came from a variety of sectors and countries as a number of our holdings were rewarded for positive fundamental developments.
▪	We remain focused on our preferred themes and geared toward investing in what we consider to be dominant, high-quality companies that are exposed to positive secular trends.
The markets gained for the year despite continued volatility.
The MSCI EAFE Index gained 3.27% during the 12-month period that ended September 30, 2010. Month-by-month returns were evidence of continued volatility in international markets. Through much of the period, market sentiment was affected by concerns about the sovereign debt issues within the European Union, a possible economic slowdown in China, and weakness in the euro. However, the generally positive results of the European bank stress tests and improved economic data from the United States and China helped boost investor sentiment in the final months of the year, which drove full-period performance meaningfully higher. There was a wide margin between the best- and worst-performing market sectors in the MSCI EAFE Index. The consumer staples, materials, consumer discretionary, and industrials sectors each posted gains in excess of 10% during the period, while financials and utilities stocks fell more than 7%. The portion of the Fund managed by Artisan modestly underperformed the MSCI EAFE Index during the period. We benefited from the outperformance of our stocks in the consumer discretionary, financials, and information technology sectors. Our exposure to emerging markets was beneficial as our Chinese holdings meaningfully outpaced the overall market. We also benefited from our underweight exposure to Japan, which was among the worst-performing countries in the index.
Multinational food company Nestlé SA, internet search engine operator Baidu Inc., rail-and-freight services provider Canadian Pacific Railway Limited, gases-and-engineering company Linde AG, and auto manufacturer Daimler AG were among our best performers during the period. On the downside, several of our European financial holdings were among our biggest decliners over the past year. Included in that group were ING Groep N.V. (Netherlands) and Intesa Sanpaolo (Italy), as well as three positions that we sold during the period, Societe Generale (France), The Governor and Company of the Bank of Ireland (Ireland), and Credit Suisse Group AG (Switzerland).
We look to invest in companies that have attractive growth rates, trade at reasonable valuations, and have exposure to the long-term themes we have identified. We added the following stocks to our portfolio during the period: communications services provider WPP plc; Hong Kong property developer Sun Hung Kai Properties Limited; Japanese telecommunications services provider SOFTBANK Corp; Swiss temporary staffing firm Adecco SA; Swiss watch

18 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified International Fund (continued)
and jewelry manufacturer Swatch Group AG; and Amadeus IT Holding SA, a Spanish computer reservation systems provider for the travel industry. Sales during the period included Accor SA, ICICI Bank Limited, Novartis AG, Petroleo Brasileiro S.A., Smith & Nephew plc, and Taiwan Semiconductor Manufacturing Company Ltd.
We believe that attractive stock valuations will lead to solid investing opportunities.
In spite of the rally in the third quarter, our view on global valuations is fairly positive. Through our research and travels around the world, we are finding some incredible opportunities to invest in growth stocks at attractive prices. After replacing a number of holdings with what we have determined to be better opportunities, we are optimistic about future earnings and returns.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 19
Wells Fargo Advantage Diversified International Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratio[6]
	Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (SILAX)	9/24/1997	(4.74)	(2.35)	(0.90)	(1.24)	1.03	3.64	0.29	(0.65)	1.76%	1.41%
Class B (SILBX)**	9/24/1997	(4.24)	(2.00)	(0.85)	(1.19)	0.76	3.00	(0.44)	(1.19)	2.51%	2.16%
Class C (WFECX)	4/1/1998	(0.34)	2.07	(0.41)	(1.40)	0.66	3.07	(0.41)	(1.40)	2.51%	2.16%
Administrator Class (WFIEX)	11/8/1999					1.24	3.87	0.51	(0.43)	1.58%	1.25%
Institutional Class (WFISX)	8/31/2006					1.34	4.13	0.69	(0.34)	1.31%	0.99%
Investor Class (WIEVX)	7/18/2008					1.03	3.74	0.30	(1.10)	1.87%	1.46%
MSCI EAFE Index[1]						0.20	3.27	1.97	2.56

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%, and for Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for the Investor Class shares prior to its inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to the Investor Class shares. Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the February 1, 2010 prospectus.

7.	The adviser has contractually committed, through January 31, 2011, to waive fees and/or reimburse expenses to maintain the Fund’s net expense ratio as shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower, and the rankings and ratings may have been lower.

20 Wells Fargo Advantage International Stock Funds	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2010 to September 30, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	04-01-2010	09-30-2010	the Period[1]	Expense Ratio
Wells Fargo Advantage Asia Pacific Fund
Class A
Actual	$1,000.00	$1,059.65	$8.26	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09	1.60%
Class C
Actual	$1,000.00	$1,056.17	$12.11	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.29	$11.86	2.35%
Administrator Class
Actual	$1,000.00	$1,059.65	$7.23	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08	1.40%
Institutional Class
Actual	$1,000.00	$1,059.65	$6.45	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Investor Class
Actual	$1,000.00	$1,058.57	$8.51	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34	1.65%
Wells Fargo Advantage Diversified International Fund
Class A
Actual	$1,000.00	$1,010.27	$7.11	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.13	1.41%
Class B
Actual	$1,000.00	$1,007.57	$10.87	2.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.24	$10.91	2.16%

Fund Expenses (Unaudited)	Wells Fargo Advantage International Stock Funds 21

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	04-01-2010	09-30-2010	the Period[1]	Expense Ratio
Wells Fargo Advantage Diversified International Fund (continued)
Class C
Actual	$1,000.00	$1,006.59	$10.76	2.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.34	$10.81	2.14%
Administrator Class
Actual	$1,000.00	$1,012.36	$6.31	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Institutional Class
Actual	$1,000.00	$1,013.39	$5.00	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01	0.99%
Investor Class
Actual	$1,000.00	$1,010.30	$7.36	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.38	1.46%

1.	Expenses are equal to the Fund’s annualized expenses ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

22 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—September 30, 2010
ASIA PACIFIC FUND

Shares	Security Name	Value
Common Stocks: 92.97%

Australia: 7.42%
89,500	BHP Billiton Limited (Materials, Metals & Mining)	$3,365,956
375,300	Billabong International Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	2,891,086
138,500	Newcrest Mining Limited (Materials, Metals & Mining)	5,310,509
830,400	Paladin Energy Limited (Energy, Oil, Gas & Consumable Fuels)†	2,881,416
1,262,200	Qantas Airways Limited (Industrials, Airlines)	3,403,741
276,107	Santos Limited (Energy, Oil, Gas & Consumable Fuels)	3,418,619
67,300	WorleyParsons Limited (Energy, Energy Equipment & Services)	1,447,336

		22,718,663

Bermuda: 6.14%
341,600	Aquarius Platinum Limited (Materials, Metals & Mining)	1,858,876
1,878,000	First Pacific Company Limited (Financials, Diversified Financial Services)	1,706,426
979,375	Great Eagle Holdings Limited (Financials, Real Estate Management & Development)	2,991,576
149,000	Guoco Group Limited (Financials, Diversified Financial Services)	1,640,971
353,000	HongKong Land Holdings Limited (Financials, Real Estate Management & Development)	2,192,130
6,700,400	Pacific Andes Resources Development Limited (Consumer Staples, Food Products)	1,706,816
1,264,000	Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,877,004
25,008,000	Sparkle Roll Group Limited (Consumer Discretionary, Distributors)†	3,803,327

		18,777,126

Cayman Islands: 3.27%
1,578,000	Chaoda Modern Agriculture Limited (Consumer Staples, Food Products)	1,307,738
5,181,000	China Liansu Group Holdings Limited (Industrials, Building Products)†	2,684,369
43,600	China Ming Yang Wind Power ADR (Energy, Energy Equipment & Services)†	610,400
3,088,000	Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)	1,428,810
3,493,000	Neo Neon Holdings Limited (Industrials, Electrical Equipment)	2,264,484
971,000	Real Gold Mining Limited (Materials, Metals & Mining)	1,724,531

		10,020,332

China: 7.58%
4,396,000	AviChina Industry & Technology Company (Consumer Discretionary, Automobiles)†	2,181,328
2,788,000	Beijing Capital International Airport Company Limited Class H (Industrials, Transportation Infrastructure)	1,466,073
196,000	BYD Company Limited (Consumer Discretionary, Automobiles)	1,530,513
4,090,000	China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	3,626,723
1,872,000	China Railway Group Limited Class H (Industrials, Construction & Engineering)	1,466,939
590,000	Shenzhen Tonge Company (Industrials, Construction & Engineering)	952,296
143,000	Weichai Power Company Limited (Industrials, Machinery)	1,511,306
2,346,200	Zhaojin Mining Industry Company Limited (Materials, Metals & Mining)	7,227,125
3,822,000	Zijin Mining Group Company Limited Class H (Materials, Metals & Mining)	3,251,152

		23,213,455

Germany: 0.62%
34,700	Asian Bamboo AG (Consumer Staples, Food Products)	1,892,664

Hong Kong: 6.85%
329,300	Beijing Enterprises Holdings Limited (Industrials, Industrial Conglomerates)	2,342,790
1,565,000	CPMC Holdings Limited (Industrials, Industrial Conglomerates)	1,472,448
5,876,300	Franshion Properties China Limited (Financials, Real Estate Management & Development)	1,741,945
6,154,000	Guangdong Investment Limited (Utilities, Water Utilities)	3,212,293
448,246	Henderson Land Development Company Limited (Financials, Real Estate Management & Development)	3,191,915
1,764,000	Lenovo Group Limited (Information Technology, Computers & Peripherals)	1,089,022
2,786,000	Shun Tak Holdings Limited (Industrials, Marine)	1,788,188
173,241	Sun Hung Kai Properties Limited (Financials, Real Estate Management & Development)	2,991,976

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage International Stock Funds 23
ASIA PACIFIC FUND

Shares	Security Name	Value
Hong Kong (continued)
228,500	Swire Pacific Limited (Financials, Real Estate Management & Development)	$3,148,231

		20,978,808

India: 5.04%
387,200	Apollo Hospitals Enterprise (Health Care, Health Care Providers & Services)	3,917,670
85	Future Mall Management Limited (Financials, Real Estate Management & Development)(a)	0
1,317,300	Indian Hotels Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)†	2,893,457
29,200	Infosys Technologies Limited (Information Technology, IT Services)†	1,982,299
599,600	ITC Limited (Consumer Staples, Tobacco)†	2,379,185
355,299	Max India Limited (Industrials, Industrial Conglomerates)†	1,341,810
258,200	McLeod Russel India Limited (Consumer Staples, Food Products)	1,339,123
1,700	Pantaloon Retail India Limited (Consumer Discretionary, Multiline Retail)†	18,315
927,000	Spicejet Limited (Industrials, Airlines)†	1,543,109

		15,414,968

Indonesia: 1.96%
251,000	Indofood CBP Sukses Makmur TBK (Consumer Staples, Food Products)(a)	151,725
1,678,000	PP London Sumatra Indonesia TBK (Consumer Staples, Food Products)†	1,851,910
6,164,600	PT Bank Danamon Indonesia TBK (Financials, Commercial Banks)	4,006,127

		6,009,762

Japan: 14.41%
51,100	Canon Incorporated (Information Technology, Office Electronics)	2,384,218
13,200	FANUC Limited (Industrials, Machinery)	1,680,834
47,000	Fujifilm Holdings Corporation (Information Technology, Electronic Equipment & Instruments)	1,556,720
216,000	Kirin Brewery Company Limited (Consumer Staples, Beverages)	3,066,124
363,000	Kubota Corporation (Industrials, Machinery)	3,322,137
78,000	Makita Corporation (Industrials, Machinery)	2,473,239
224,400	Matsushita Electric Industrial Company Limited (Consumer Discretionary, Household Durables)	3,040,206
125,400	Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	2,975,771
192,000	Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	3,238,333
254,000	Mori Seiki Company Limited (Industrials, Machinery)«	2,364,135
82,200	Nikon Corporation (Consumer Discretionary, Leisure Equipment & Products)	1,524,264
76,500	Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	3,340,231
92,600	Sony Corporation (Consumer Discretionary, Household Durables)	2,862,968
206,000	Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	3,146,263
47,700	Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	1,389,631
38,100	TDK Corporation (Information Technology, Electronic Equipment & Instruments)	2,124,527
647,000	Toray Industries Incorporated (Materials, Chemicals)	3,603,917

		44,093,518

Luxembourg: 1.99%
2,192,900	L’Occitane International SA (Consumer Discretionary, Personal Products)	6,104,853

Malaysia: 3.82%
475,757	Berjaya Sports Toto Berhad (Consumer Discretionary, Hotels, Restaurants & Leisure)	641,124
364,800	Boustead Holdings Berhad (Industrials, Industrial Conglomerates)	555,753
667,200	Bumiputra Commerce Holdings Berhad (Financials, Commercial Banks)†	1,765,800
1,583,000	Gamuda Berhad (Industrials, Construction & Engineering)	1,989,647
946,500	Genting Berhad (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,041,555
545,000	Malayan Banking Berhad (Financials, Commercial Banks)	1,553,612
2,817,700	UEM Land Holdings Berhad (Financials, Real Estate Management & Development)†	2,135,866

		11,683,357

24 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—September 30, 2010
ASIA PACIFIC FUND

Shares	Security Name	Value
Philippines: 2.88%
252,000	Ayala Corporation (Financials, Diversified Financial Services)	$2,346,296
68,385	Philippine Long Distance Telephone Company (Telecommunication Services, Wireless Telecommunication Services)	4,076,453
1,613,700	Philippine National Bank (Financials, Commercial Banks)†	2,390,122

		8,812,871

Singapore: 15.47%
1,837,380	Ascott Residence Trust (Financials, Real Estate Investment Trusts)	1,606,712
1,000,000	CapitaLand Limited (Financials, Real Estate Management & Development)	3,087,218
1,289,000	CapitaMall Trust (Financials, Real Estate Investment Trusts)	2,107,330
770,000	Fraser & Neave Limited (Industrials, Industrial Conglomerates)	3,805,794
1,206,400	Goodpack Limited (Industrials, Air Freight & Logistics)	1,752,128
687,000	Hotel Properties Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,447,031
142,000	Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	4,243,480
121,800	K-Green Trust (Financials, Diversified Financial Services)	100,952
887,000	Keppel Corporation Limited (Industrials, Industrial Conglomerates)	6,056,771
953,600	Kingsmen Creative Limited (Industrials, Commercial Services & Supplies)	449,572
708,000	Overseas Union Enterprise (Financials, Real Estate Management & Development)	1,588,168
602,000	Singapore Airlines Limited (Industrials, Airlines)	7,470,641
2,022,000	Singapore Airport Terminal Services Limited (Industrials, Transportation Infrastructure)	4,381,948
1,470,000	Singapore Press Holdings Limited (Consumer Discretionary, Media)	4,750,589
3,728,000	Super Group Limited (Consumer Staples, Food Products)	3,118,242
299,000	Wilmar International Limited (Consumer Staples, Food Products)	1,366,428

		47,333,004

South Korea: 6.48%
208,000	Daou Technology Incorporated (Information Technology, Internet Software & Services)†	1,472,098
37,000	KB Financial Group Incorporated (Financials, Commercial Banks)	1,590,002
29,300	Kolon Industries Incorporated (Materials, Chemicals)†	1,960,614
31,700	KT&G Corporation (Consumer Staples, Tobacco)	1,890,463
10,700	Megastudy Company Limited (Consumer Discretionary, Diversified Consumer Services)	1,582,127
4,200	POSCO (Materials, Metals & Mining)†	1,900,636
5,600	Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	3,816,005
44,300	Shinhan Financial Group Company Limited (Financials, Commercial Banks)	1,695,852
30,800	SK Energy Company Limited (Energy, Oil, Gas & Consumable Fuels)	3,930,191

		19,837,988

Taiwan: 2.89%
1,053,381	Compal Electronic Incorporated (Information Technology, Computers & Peripherals)	1,259,344
1,427,000	D-Link Corporation (Information Technology, Communications Equipment)	1,559,850
362,000	Delta Electronics Incorporated (Information Technology, Electronic Equipment & Instruments)	1,512,123
299,200	Simplo Technology Company Limited (Information Technology, Computers & Peripherals)†	1,704,707
1,536,656	Wistron Corporation (Information Technology, Computers & Peripherals)	2,803,623

		8,839,647

Thailand: 4.18%
374,500	Advanced Info Service PCL (Telecommunication Services, Wireless Telecommunication Services)	1,172,241
2,703,900	Amata Corporation PCL (Financials, Real Estate Management & Development)†	1,434,359
112,500	Banpu PCL (Energy, Oil, Gas & Consumable Fuels)	2,668,863
3,539,500	Land and Houses PCL (Financials, Real Estate Management & Development)	886,333
5,530,900	Minor International PCL (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,460,203
232,700	PTT PCL (Energy, Oil, Gas & Consumable Fuels)	2,269,496
1,087,600	Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	1,890,310

		12,781,805

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage International Stock Funds 25
ASIA PACIFIC FUND

Shares	Security Name	Value
United Kingdom: 1.23%
118,500	BHP Billiton plc (Materials, Metals & Mining)	$3,769,569

United States: 0.74%
39,300	Sohu.com Incorporated (Information Technology, Internet Software & Services)†«	2,264,465

Total Common Stocks (Cost $245,723,941)		284,546,855

Investment Companies: 1.96%
3,754,072	iShares MSCI China	5,999,664

Total Investment Companies (Cost $6,084,020)		5,999,664

Warrants: 0.04%

		Expiration Date

Hong Kong: 0.01%
111,000	Henderson Land Development (Financials, Real Estate Management & Development)†	06/01/2011	32,046

Thailand: 0.03%
753,090	Minor International PCL (Consumer Staples, Food Products)†	05/18/2013	89,328

Total Warrants (Cost $0)			121,374

		Yield

Short-Term Investments: 4.27%

Investment Companies: 4.27%
9,032,866	Wells Fargo Advantage Money Market Trust(l)(u)	0.25%	9,032,866
4,026,304	Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)	0.28	4,026,304

Total Short-Term Investments (Cost $13,059,170)			13,059,170

Total Investments in Securities
(Cost $264,867,131)*	99.24%	303,727,063
Other Assets and Liabilities, Net	0.76	2,337,046

Total Net Assets	100.00%	$306,064,109

(v)	Security represents investment of cash collateral received from securities on loan.

†	Non-income earning securities.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $266,030,880 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$42,266,477
Gross unrealized depreciation	(4,570,294)

Net unrealized appreciation	$37,696,183
The accompanying notes are an integral part of these financial statements.

26 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—September 30, 2010
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
Common Stocks: 96.58%

Argentina: 0.39%
121,491	Irsa Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	$1,796,852

Australia: 4.06%
194,968	AMP Limited (Financials, Insurance)	962,960
29,083	ASX Limited (Financials, Diversified Financial Services)	915,548
323,300	AWB Limited (Consumer Staples, Food & Staples Retailing)	462,479
104,400	Bendigo Bank Limited (Financials, Commercial Banks)	923,306
166,200	BlueScope Steel Limited (Materials, Metals & Mining)	353,409
209,000	Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	854,498
25,462	Coca-Cola Amatil Limited (Consumer Staples, Beverages)	294,831
21,442	Commonwealth Bank of Australia (Financials, Commercial Banks)	1,060,486
159,400	Downer EDI Limited (Industrials, Commercial Services & Supplies)	758,015
415,697	Foster’s Group Limited (Consumer Staples, Beverages)	2,462,984
739,500	Goodman Fielder Limited (Consumer Staples, Food Products)	932,766
66,100	Grain Corporation Limited (Consumer Staples, Food Products)	462,556
15,211	Macquarie Group Limited (Financials, Capital Markets)	533,248
202,900	Metcash Limited (Consumer Staples, Food & Staples Retailing)	857,013
46,983	Newcrest Mining Limited (Materials, Metals & Mining)	1,801,470
279,600	OneSteel Limited (Materials, Metals & Mining)	791,825
397,900	Perilya Limited (Industrials, Professional Services)	173,066
166,100	SunCorp-Metway Limited (Financials, Insurance)	1,444,895
128,500	Tabcorp Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	869,411
402,500	Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	1,019,275
41,939	Westpac Banking Corporation (Financials, Commercial Banks)	942,060

		18,876,101

Austria: 0.13%
2,300	OMV AG (Energy, Oil, Gas & Consumable Fuels)	86,100
14,300	Voestalpine AG (Materials, Metals & Mining)	526,741

		612,841

Belgium: 1.48%
79,096	Agfa-Gevaert NV (Health Care, Health Care Technology)	583,348
51,920	Anheuser-Busch InBev NV (Consumer Staples, Beverages)	3,054,155
19,500	Delhaize Group (Consumer Staples, Food & Staples Retailing)	1,414,236
10,895	Dexia (Financials, Commercial Banks)†	48,004
27,900	KBC Groep NV (Financials, Commercial Banks)	1,251,531
16,800	Tessenderlo Chemie NV (Materials, Chemicals)†	523,554

		6,874,828

Bermuda: 1.39%
32,000	HongKong Land Holdings Limited (Financials, Real Estate Management & Development)	198,720
1,287,862	Huabao International Holdings Limited (Materials, Chemicals)	2,008,433
412,000	Li & Fung Limited (Consumer Discretionary, Distributors)	2,317,843
539,232	NWS Holdings Limited (Industrials, Industrial Conglomerates)	1,057,774
234,500	Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	868,927

		6,451,697

Brazil: 0.16%
36,257	Banco Bradesco SA ADR (Financials, Commercial Banks)«	738,918

Canada: 3.36%
21,344	Agnico-Eagle Mines Limited (Materials, Metals & Mining)«	1,516,064
65,194	Brookfield Asset Management Incorporated (Financials, Real Estate Management & Development)	1,849,554

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage International Stock Funds 27
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
Canada (continued)
11,975	Canadian National Railway Company (Industrials, Road & Rail)	$766,640
65,661	Canadian Natural Resources Limited (Energy, Oil, Gas & Consumable Fuels)	2,271,236
55,949	Canadian Pacific Railway Limited (Industrials, Road & Rail)	3,408,973
39,816	EnCana Corporation (Energy, Oil, Gas & Consumable Fuels)	1,203,110
21,144	Goldcorp Incorporated (Materials, Metals & Mining)	918,590
37,740	Pacific Rubiales Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	1,061,151
3,427	Potash Corporation of Saskatchewan (Materials, Chemicals)	493,625
11,011	Research In Motion Limited (Information Technology, Communications Equipment)«†	536,126
23,269	Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	757,616
20,563	Teck Cominco Incorporated Limited (Materials, Metals & Mining)	845,783

		15,628,468

Cayman Islands: 1.62%
1,024,000	Chaoda Modern Agriculture Limited (Consumer Staples, Food Products)	848,621
683,000	China Infrastructure Machinery Holdings Limited (Industrials, Machinery)	690,144
24,397	Netease.com Incorporated ADR (Information Technology, Internet Software & Services)«†	962,218
55,527	Sina Corporation (Information Technology, Internet Software & Services)«†	2,808,556
68,825	Vanceinfo Technologies Incorporated ADR (Information Technology, Software)«†	2,225,801

		7,535,340

China: 4.25%
37,789	Baidu.com Incorporated ADR (Information Technology, Internet Software & Services)†	3,877,908
2,539,400	China Construction Bank (Financials, Commercial Banks)	2,225,577
468,797	China Life Insurance Company Limited (Financials, Insurance)	1,851,902
422,600	China Resources Land Limited (Financials, Real Estate Management & Development)	859,487
35,860	Ctrip.com International Limited ADR (Consumer Discretionary, Hotels, Restaurants & Leisure)«†	1,712,315
2,765,626	Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	4,990,271
60,700	Tencent Holdings Limited (Information Technology, Internet Software & Services)	1,326,836
1,330,200	Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)†	2,300,764
155,400	ZTE Corporation (Information Technology, Communications Equipment)	618,888

		19,763,948

Denmark: 1.03%
83	A.P. Moller-Maersk A/S Class B (Industrials, Marine)	693,843
7,910	Carlsberg A/S (Consumer Staples, Beverages)	824,742
95,309	Danske Bank (Financials, Commercial Banks)	2,299,564
55,400	H. Lundbeck A/S (Health Care, Pharmaceuticals)«	978,428

		4,796,577

Finland: 0.76%
6,360	Fortum Oyj (Energy, Oil, Gas & Consumable Fuels)	166,383
200,715	Nokia Oyj (Information Technology, Communications Equipment)	2,016,615
17,933	Sampo Oyj (Financials, Insurance)	484,298
43,100	TietoEnator Oyj (Information Technology, IT Services)	857,839

		3,525,135

France: 9.76%
10,244	Alstom RGPT (Industrials, Electrical Equipment)	522,575
910	Arkema (Industrials, Professional Services)	46,558
76,520	AXA SA (Financials, Insurance)	1,337,851
78,132	BNP Paribas SA (Financials, Commercial Banks)	5,556,808
18,711	Carrefour SA (Consumer Staples, Food & Staples Retailing)	1,005,389
16,900	Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing)	1,547,295
44,781	Compagnie de Saint-Gobain (Industrials, Building Products)	1,991,987
77,700	Credit Agricole SA (Financials, Commercial Banks)	1,214,425

28 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—September 30, 2010
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
France (continued)
10,423	Electricite de France (Utilities, Electric Utilities)	$449,578
95,216	France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	2,057,381
14,589	Groupe Danone (Consumer Staples, Food Products)	872,606
14,000	Lagardere SCA (Consumer Discretionary, Media)	546,895
12,965	LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,901,780
251,430	Natixis (Financials, Commercial Banks)	1,439,601
54,653	Pernod-Ricard (Consumer Staples, Beverages)	4,563,475
12,559	Peugeot SA (Consumer Discretionary, Automobiles)	422,291
8,988	Pinault-Printempts-Redoute SA (Consumer Discretionary, Multiline Retail)	1,455,031
18,023	Publicis Groupe (Consumer Discretionary, Media)	856,014
20,500	Rallye SA (Consumer Staples, Food & Staples Retailing)«†	758,751
18,300	Safran SA (Industrials, Aerospace & Defense)	514,417
61,062	Sanofi-Aventis SA (Health Care, Pharmaceuticals)	4,068,492
50,500	SCOR SE (Financials, Insurance)	1,206,838
6,800	Societe Generale (Financials, Commercial Banks)	391,662
15,000	Thales SA (Industrials, Aerospace & Defense)	548,231
62,928	Total SA (Energy, Oil, Gas & Consumable Fuels)	3,243,163
11,604	Unibail-Rodamco (Financials, Real Estate Investment Trusts)	2,572,986
47,472	Vinci SA (Industrials, Construction & Engineering)	2,379,615
71,400	Vivendi SA (Consumer Discretionary, Media)	1,951,588

		45,423,283

Germany: 10.00%
43,580	Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	2,697,828
27,470	Allianz AG (Financials, Insurance)	3,104,479
49,092	BASF SE (Materials, Chemicals)	3,096,635
90,501	Bayer AG (Health Care, Pharmaceuticals)	6,310,658
8,142	Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	570,963
106,382	Daimler AG (Consumer Discretionary, Automobiles)	6,737,875
23,800	Deutsche Bank AG (Financials, Capital Markets)	1,302,519
13,308	Deutsche Boerse AG (Financials, Diversified Financial Services)	887,967
147,119	Deutsche Post AG (Industrials, Air Freight & Logistics)	2,668,451
57,900	E.ON AG (Utilities, Electric Utilities)	1,707,303
15,800	Hannover Rueckversicherung AG (Financials, Insurance)	726,738
17,000	Heidelberger Druckmaschinen AG (Educational Services, Professional Services)«	81,368
7,018	Hochtief AG (Industrials, Construction & Engineering)	607,714
24,382	Kloeckner & Company (Industrials, Trading Companies & Distributors)	548,606
31,132	Linde AG (Materials, Chemicals)	4,052,239
13,972	Metro AG (Consumer Staples, Food & Staples Retailing)	909,510
31,772	Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	4,400,621
11,400	Norddeutsche Affinerie AG (Materials, Metals & Mining)	543,238
17,633	Rhoen Klinikum AG (Health Care, Health Care Providers & Services)	389,058
24,300	RWE AG (Utilities, Multi-Utilities)	1,641,442
7,962	SAP AG (Information Technology, Software)	393,845
18,500	Siemens AG (Industrials, Industrial Conglomerates)	1,952,795
36,500	Thyssenkrupp AG (Materials, Metals & Mining)	1,190,227

		46,522,079

Hong Kong: 2.88%
111,942	Beijing Enterprises Holdings Limited (Industrials, Industrial Conglomerates)	796,406
316,685	BOC Hong Kong Holdings Limited (Financials, Commercial Banks)	1,004,073
95,000	Cheung Kong Holdings Limited (Financials, Real Estate Management & Development)	1,439,904
206,080	China Merchants Holdings International Company Limited (Industrials, Transportation Infrastructure)	749,010
12,344	China Mobile Limited ADR (Telecommunication Services, Wireless Telecommunication Services)«	631,149
379,987	China Overseas Land & Investment Limited (Financials, Real Estate Management & Development)	804,164

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage International Stock Funds 29
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
Hong Kong (continued)
129,600	Henderson Land Development Company Limited (Financials, Real Estate Management & Development)	$922,869
107,114	Hong Kong Exchanges & Clearing Limited (Financials, Diversified Financial Services)	2,109,465
90,308	New World Development Limited (Financials, Real Estate Management & Development)	182,039
360,500	Sino Land Company (Financials, Real Estate Management & Development)	746,197
135,900	Sun Hung Kai Properties Limited (Financials, Real Estate Management & Development)	2,347,075
456,000	Union Bank Hong Kong (Financials, Commercial Banks)	1,674,990

		13,407,341

India: 0.42%
78,537	Housing Development Finance Corporation (Industrials, Construction & Engineering)	1,281,481
13,191	ICICI Bank Limited ADR (Financials, Commercial Banks)«	657,571

		1,939,052

Ireland: 1.91%
61,024	Accenture plc (Information Technology, IT Services)	2,592,910
36,500	Allied Irish Banks plc (Financials, Commercial Banks)	25,228
110,500	Bank of Ireland plc (Financials, Commercial Banks)	93,396
254,000	Connemara Gren Marble Depository Institutions (Financials, Consumer Finance)(a)	0
33,944	Covidien Limited (Health Care, Health Care Equipment & Supplies)	1,364,209
430,930	Experian Group Limited (Industrials, Commercial Services & Supplies)	4,691,248
65,300	Irish Life & Permament Group Holdings plc (Financials, Insurance)	123,738

		8,890,729

Israel: 0.72%
219,600	Bank Hapoalim Limited (Financials, Commercial Banks)†	1,005,033
319,600	Bezeq Israeli Telecommunication Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	796,719
29,444	Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)	1,553,171

		3,354,923

Italy: 1.47%
57,500	Benetton Group SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	440,926
366,600	Enel SpA (Utilities, Multi-Utilities)	1,954,091
65,000	ENI SpA (Energy, Oil, Gas & Consumable Fuels)	1,402,716
758,733	Intesa Sanpaolo (Financials, Commercial Banks)	2,464,322
218,596	UniCredito Italiano SpA (Financials, Commercial Banks)	558,156

		6,820,211

Japan: 11.90%
97,700	Adeka Corporation (Materials, Chemicals)	991,278
18,500	Alpine Electronics Incorporated (Information Technology, Electronic Equipment & Instruments)	236,901
38,400	Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	1,386,871
14,000	Canon Incorporated (Information Technology, Office Electronics)	653,210
86,000	Central Glass Company Limited (Industrials, Building Products)	342,022
83,600	Comsys Holdings Corporation (Industrials, Construction & Engineering)	766,100
51,700	Credit Saison Company Limited (Financials, Consumer Finance)	691,150
65,500	Edion Corporation (Consumer Discretionary, Specialty Retail)	480,971
26,100	Eizo Nanao Corporation (Information Technology, Computers & Peripherals)	550,264
197,000	Fukuoka Financial Group Incorporated (Financials, Commercial Banks)	788,189
48,100	Hitachi Capital Corporation (Financials, Consumer Finance)	655,700
48,400	Honda Motor Company Limited (Consumer Discretionary, Automobiles)	1,717,887
771,000	Isuzu Motors Limited (Consumer Discretionary, Automobiles)	2,973,910
104,000	Itochu Corporation (Industrials, Trading Companies & Distributors)	951,797
19,600	JFE Holdings Incorporated (Materials, Metals & Mining)	599,411
215,600	JX Holdings Incorporated (Energy, Energy Equipment & Services)	1,250,005

30 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—September 30, 2010
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
Japan (continued)
29,000	Kaneka Corporation (Industrials, Professional Services)	$174,042
240	KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	1,148,539
59,600	Komatsu Limited (Industrials, Machinery)	1,383,622
7,400	Konami Corporation (Information Technology, Software)	130,661
58,000	Kyorin Company Limited (Health Care, Pharmaceuticals)	901,126
88,000	Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	653,570
40,200	Makita Corporation (Industrials, Machinery)	1,274,669
279,500	Marubeni Corporation (Industrials, Trading Companies & Distributors)	1,580,307
25,700	Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	909,721
16,100	Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	382,057
112,900	Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	1,679,705
328,000	Mitsui Engineering & Shipbuilding Company Limited (Industrials, Machinery)	742,597
257,000	Mitsui Mining & Smelting Company Limited (Materials, Metals & Mining)	735,781
938,700	Mizuho Financial Group Incorporated (Financials, Commercial Banks)	1,371,842
55,100	Namco Bandai Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)	510,870
29,900	Nihon Kohden Corporation (Health Care, Health Care Equipment & Supplies)	616,410
1,300	Nintendo Company Limited (Information Technology, Software)	324,844
35,000	Nippon Express Company Limited (Industrials, Road & Rail)	132,906
35,700	Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	1,558,775
358,000	Nippon Yusen Kabushiki Kaisha (Industrials, Marine)	1,466,651
105,000	Nissan Shatai Company Limited (Consumer Discretionary, Auto Components)	759,703
6,850	Nitori Company Limited (Consumer Discretionary, Specialty Retail)	572,748
95,000	NKSJ Holdings Incorporated (Financials, Insurance)	596,310
158,200	Nomura Holdings Incorporated (Financials, Capital Markets)	765,606
600	NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	999,042
5,470	ORIX Corporation (Financials, Consumer Finance)	418,047
13,000	Ryosan Company Limited (Information Technology, Electronic Equipment & Instruments)	325,156
189,000	Sankyu Incorporated (Industrials, Road & Rail)	740,333
109,000	Sanwa Shutter Corporation (Industrials, Building Products)	322,508
3,000	Seino Holdings Company Limited (Industrials, Transportation Infrastructure)	18,148
63,500	Softbank Corporation (Telecommunication Services, Wireless Telecommunication Services)	2,077,366
341,200	Sojitz Corporation (Industrials, Trading Companies & Distributors)	613,081
154,800	Sumitomo Corporation (Industrials, Trading Companies & Distributors)	1,995,266
331,000	Sumitomo Heavy Industries Limited (Industrials, Machinery)	1,704,959
48,900	Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	1,424,590
11,404	Suzuki Motor Corporation (Consumer Discretionary, Automobiles)	239,883
37,700	Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	1,731,906
9,500	TDK Corporation (Information Technology, Electronic Equipment & Instruments)	529,738
11,300	Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	566,489
162,000	Toshiba Corporation (Information Technology, Computers & Peripherals)	783,996
146,000	Toshiba TEC Corporation (Information Technology, Office Electronics)	535,170
36,600	Toyota Motor Corporation (Consumer Discretionary, Automobiles)	1,314,408
18,900	Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	795,801
42,900	Uni-Charm Corporation (Consumer Staples, Household Products)«	1,726,689
3,232	Yahoo! Japan Corporation (Information Technology, Internet Software & Services)	1,116,565

		55,387,869

Liechtenstein: 0.08%
3,587	Verwaltungs-Und Privat-Bank AG (Financials, Capital Markets)	361,383

Luxembourg: 0.07%
10,520	ArcelorMittal (Materials, Metals & Mining)	346,488

Netherlands: 5.90%
60,500	Aegon NV (Financials, Insurance)	362,485
27,848	Akzo Nobel NV (Materials, Chemicals)	1,718,052

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage International Stock Funds 31
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
Netherlands (continued)
237,034	ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	$7,079,924
43,175	Brit Insurance Holdings NV (Financials, Insurance)	695,192
11,948	Brunel International (Industrials, Commercial Services & Supplies)	372,998
35,200	CSM Worldwide (Consumer Staples, Food Products)	1,034,347
426,372	ING Groep NV (Financials, Diversified Financial Services)	4,423,326
42,211	Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	568,997
29,000	Koninklijke DSM NV (Materials, Chemicals)	1,485,697
20,029	Koninklijke Philips Electronics NV (Industrials, Industrial Conglomerates)	629,506
18,900	Koninklijke Ten Cate NV (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	614,248
62,043	New World Resources NV (Materials, Metals & Mining)	713,431
11,400	Nutreco Holding NV (Consumer Staples, Food Products)	833,778
30,860	Randstad Holdings NV (Industrials, Commercial Services & Supplies)	1,401,980
83,860	TNT NV (Industrials, Air Freight & Logistics)	2,253,290
64,504	Unilever NV (Consumer Staples, Food Products)	1,927,977
86,142	USG People NV (Industrials, Commercial Services & Supplies)	1,354,591

		27,469,819

Norway: 0.63%
93,700	Atea ASA (Information Technology, IT Services)†	742,443
56,100	DnB Nor ASA (Financials, Commercial Banks)	763,593
30,300	Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	632,157
51,745	Telenor ASA (Telecommunication Services, Diversified Telecommunication Services)	810,337

		2,948,530

Portugal: 0.05%
51,000	Banco Espirito Santo SA (Financials, Commercial Banks)	236,040

Russia: 0.16%
4,342	Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)	91,139
15,829	Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)	331,618
1,749	Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	99,343
4,119	Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	233,547

		755,647

Singapore: 0.59%
40,800	City Developments Limited (Financials, Real Estate Management & Development)	395,870
62,000	DBS Group Holdings Limited (Financials, Commercial Banks)	663,797
389,790	Mobilone Limited (Telecommunication Services, Wireless Telecommunication Services)	649,107
157,400	Oversea-Chinese Banking Corporation Limited (Financials, Commercial Banks)	1,059,227

		2,768,001

South Korea: 0.32%
554	Lotte Confectionery Company Limited (Consumer Staples, Food Products)	649,593
1,202	Samsung Electronics Company Limited (Information Technology,
	Semiconductors & Semiconductor Equipment)	819,078

		1,468,671

Spain: 3.00%
86,823	Amadeus IT Holding SA (Information Technology, IT Services)†	1,597,288
103,200	Banco Bilbao Vizcaya Argentaria SA (Financials, Commercial Banks)	1,393,509
287,745	Banco Santander Central Hispano SA (Financials, Commercial Banks)	3,654,765
77,913	Criteria CaixaCorp SA (Financials, Diversified Financial Services)	409,246
41,407	Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)	3,289,232
66,200	Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	1,705,220
76,810	Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	1,902,080

		13,951,340

32 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—September 30, 2010
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
Sweden: 1.50%
87,500	Boliden AB (Materials, Metals & Mining)	$1,325,413
28,272	Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	1,023,863
59,800	Saab AB (Industrials, Aerospace & Defense)†	866,789
113,132	Sandvik AB (Industrials, Machinery)	1,733,817
35,237	Skanska AB (Industrials, Construction & Engineering)	645,630
48,700	Svenska Cellulosa AB Class B (Materials, Paper & Forest Products)	740,577
59,300	Telefonaktiebolaget LM Ericsson Class B (Information Technology, Communications Equipment)	651,034

		6,987,123

Switzerland: 8.75%
33,078	ABB Limited (Industrials, Electrical Equipment)	697,141
38,085	Adecco SA (Industrials, Professional Services)	1,990,195
13,300	Baloise Holding AG (Financials, Insurance)	1,199,186
40,872	Clariant AG (Materials, Chemicals)	597,701
29,092	Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,400,644
70,417	Credit Suisse Group (Financials, Capital Markets)	3,009,732
1,700	Georg Fischer AG (Industrials, Machinery)	679,896
489	Givaudan SA (Materials, Chemicals)	499,624
33,637	Holcim Limited (Materials, Construction Materials)	2,159,970
173,314	Nestle SA (Consumer Staples, Food Products)	9,233,184
71,441	Novartis AG (Health Care, Pharmaceuticals)	4,096,779
14,727	Roche Holdings AG (Health Care, Pharmaceuticals)	2,011,259
3,899	Roche Holdings AG — Bearer Shares (Health Care, Pharmaceuticals)	557,879
11,234	Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,226,541
11,200	Swiss Reinsurance (Financials, Insurance)	491,129
2,700	Swisscom AG (Telecommunication Services, Diversified Telecommunication Services)	1,088,902
188,009	UBS AG (Financials, Capital Markets)	3,191,360
2,200	Valora Holding AG (Consumer Discretionary, Specialty Retail)	561,950
12,804	Zurich Financial Services AG (Financials, Insurance)	3,000,826

		40,693,898

United Kingdom: 17.51%
101,100	Amlin plc (Financials, Insurance)	637,336
25,681	Anglo American plc (Materials, Metals & Mining)	1,018,844
95,161	Antofagasta plc (Materials, Metals & Mining)	1,847,676
542,892	Ashtead Group plc (Industrials, Trading Companies & Distributors)	937,259
72,256	AstraZeneca plc (Health Care, Pharmaceuticals)	3,670,245
93,600	Aviva plc (Financials, Insurance)	586,527
280,200	BAE Systems plc (Industrials, Aerospace & Defense)	1,506,688
651,654	Barclays plc (Financials, Commercial Banks)	3,066,954
31,413	BG Group plc (Health Services, Health Care Providers & Services)	551,942
51,759	BHP Billiton plc (Materials, Metals & Mining)	1,646,491
555,481	BP plc (Energy, Oil, Gas & Consumable Fuels)	3,733,003
179,614	British Airways plc (Industrials, Airlines)«	685,074
811,900	BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	1,785,579
91,319	Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,491,911
134,200	Centrica plc (Utilities, Multi-Utilities)	681,986
99,060	Cookson Group plc (Industrials, Industrial Conglomerates)	851,205
38,068	Diageo plc (Consumer Staples, Beverages)	655,419
144,000	Drax Group plc (Utilities, Independent Power Producers & Energy Traders)	867,061
253,300	DS Smith plc (Industrials, Professional Services)	594,476
680,599	Game Group plc (Consumer Discretionary, Specialty Retail)	705,641
900,592	Genting International plc (Consumer Discretionary, Hotels, Restaurants & Leisure)†	1,273,744
202,912	GlaxoSmithKline plc (Health Care, Pharmaceuticals)	3,998,773
71,400	Greene King plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	460,762

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage International Stock Funds 33
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name		Value
United Kingdom (continued)
398,012	Hays plc (Industrials, Commercial Services & Supplies)		$707,143
208,100	Home Retail Group (Consumer Discretionary, Internet & Catalog Retail)		673,423
502,248	HSBC Holdings plc (Financials, Commercial Banks)		5,088,928
44,100	IMI plc (Industrials, Machinery)		531,698
72,739	Imperial Tobacco Group plc (Consumer Staples, Tobacco)		2,167,619
54,837	Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		978,589
22,835	Intertek Group plc (Industrials, Commercial Services & Supplies)		656,448
334,144	Kesa Electricals plc (Consumer Discretionary, Specialty Retail)		768,463
982,641	Kingfisher plc (Consumer Discretionary, Specialty Retail)		3,615,174
822,686	Lloyds TSB Group plc (Financials, Commercial Banks)		957,895
465,700	LogicaCMG plc (Industrials, Professional Services)		927,628
317,490	Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		461,838
152,800	Meggitt plc (Industrials, Aerospace & Defense)		710,979
13,984	Next plc (Consumer Discretionary, Multiline Retail)		486,799
348,700	Northern Foods plc (Consumer Staples, Food Products)		257,453
518,700	Old Mutual plc (Financials, Insurance)		1,130,978
29,449	Rio Tinto plc (Materials, Metals & Mining)		1,721,387
162,400	Royal & Sun Alliance Insurance Group plc (Financials, Insurance)		333,434
722,247	Royal Bank of Scotland Group plc (Financials, Commercial Banks)		535,634
68,407	Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)		2,058,943
141,000	Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)		4,113,196
16,469	SABMiller plc (Consumer Staples, Beverages)		526,607
107,377	Savills plc (Financials, Real Estate Management & Development)		512,783
40,000	Spectris plc (Information Technology, Electronic Equipment & Instruments)		674,230
24,107	Standard Chartered plc (Financials, Commercial Banks)		691,500
112,600	Tate & Lyle plc (Consumer Staples, Food Products)		825,691
718,744	Tesco plc (Consumer Staples, Food & Staples Retailing)		4,787,276
233,700	Thomas Cook Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		630,711
40,600	Travis Perkins plc (Industrials, Trading Companies & Distributors)		537,972
137,500	Tullett Prebon plc (Financials, Capital Markets)		858,379
1,428,516	Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		3,525,410
99,900	WH Smith Public Limited Corporation (Consumer Discretionary, Specialty Retail)		711,220
313,925	WPP plc (Consumer Discretionary, Media)		3,474,204
82,775	Xstrata plc (Materials, Metals & Mining)		1,583,780

			81,478,008

United States: 0.33%
27,530	Philip Morris International (Consumer Staples, Tobacco)		1,542,231

Total Common Stocks (Cost $421,940,295)			449,353,371

		Yield

Preferred Stocks: 0.73%

Germany: 0.73%
42,269	Fresenius AG (Healthcare, Health Care Providers & Services)†	6.00%	3,413,600

Total Preferred Stocks (Cost $2,464,584)			3,413,600

34 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—September 30, 2010
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Yield	Value
Short-Term Investments: 4.16%

Investment Companies: 4.16%
7,763,444	Wells Fargo Advantage Money Market Trust(l)(u)	0.25%	$7,763,444
11,570,859	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	11,570,859

Total Short-Term Investments (Cost $19,334,303)			19,334,303

Total Investments in Securities (Cost $443,739,182)*	101.47%	472,101,274
Other Assets and Liabilities, Net	(1.47)	(6,852,475)

Total Net Assets	100.00%	$465,248,799

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $458,781,348 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$57,600,629
Gross unrealized depreciation	(44,280,703)

Net unrealized appreciation	$13,319,926
The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—September 30, 2010	Wells Fargo Advantage International Stock Funds 35

		Diversified
	Asia Pacific	International
	Fund	Fund

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$290,667,893	$452,766,971
In affiliated securities, at value	13,059,170	19,334,303

Total investments, at value (see cost below)	303,727,063	472,101,274
Foreign currency, at value (see cost below)	2,902,452	4,881,449
Receivable for securities sold	8,586,407	4,085,751
Receivable for Fund shares sold	241,366	196,527
Receivable for dividends	876,148	1,575,093
Receivable for securities lending income	835	9,168
Unrealized gains on forward foreign currency exchange contracts	0	19,810
Prepaid expenses and other assets	38,887	54,091

Total assets	316,373,158	482,923,163

Liabilities
Payable for investments purchased	5,019,388	4,466,052
Payable for Fund shares redeemed	535,526	849,440
Unrealized losses on forward foreign currency exchange contracts	0	103,025
Payable upon receipt of securities loaned	4,026,304	11,570,859
Investment advisory fee payable	187,050	331,055
Distribution fees payable	864	1,063
Due to other related parties	87,699	46,676
Accrued expenses and other liabilities	452,218	306,194

Total liabilities	10,309,049	17,674,364

Total net assets	$306,064,109	$465,248,799

NET ASSETS CONSIST OF
Paid-in capital	$447,149,276	$559,935,007
Undistributed net investment income	627,857	5,856,470
Accumulated net realized losses on investments	(180,601,217)	(128,931,907)
Net unrealized gains on investments	38,888,193	28,389,229

Total net assets	$306,064,109	$465,248,799

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets — Class A	$62,699,878	$28,926,183
Shares outstanding — Class A	6,419,874	2,938,573
Net asset value per share — Class A	$9.77	$9.84
Maximum offering price per share — Class A2	$10.37	$10.44
Net assets — Class B	NA	$1,046,397
Shares outstanding — Class B	NA	112,293
Net asset value per share — Class B	NA	$9.32
Net assets — Class C	$1,449,871	$717,793
Shares outstanding — Class C	151,180	78,249
Net asset value per share — Class C	$9.59	$9.17
Net assets — Administrator Class	$11,048	$193,626,038
Shares outstanding — Administrator Class	1,131	19,696,284
Net asset value per share — Administrator Class	$9.77	$9.83
Net assets — Institutional Class	$11,049	$194,650,645
Shares outstanding — Institutional Class	1,131	19,787,349
Net asset value per share — Institutional Class	$9.77	$9.84
Net assets — Investor Class	$241,892,263	$46,281,743
Shares outstanding — Investor Class	24,774,488	4,718,171
Net asset value per share — Investor Class	$9.76	$9.81

Total investments, at cost	$264,867,131	$443,739,182

Securities on loan, at value	$3,846,631	$10,143,870

Foreign currency, at cost	$2,880,491	$4,809,289

1.	Each Fund has an unlimited amount of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

36 Wells Fargo Advantage International Stock Funds	Statements of Operations—For the Year Ended September 30, 2010

		Diversified
	Asia Pacific	International
	Fund	Fund

Investment income
Dividends*	$6,711,829	$10,341,467
Income from affiliated securities	15,106	22,138
Securities lending income, net	30,439	321,744

Total investment income	6,757,374	10,685,349

Expenses
Advisory fee	3,614,088	3,904,873
Administration fees
Fund level	164,277	210,684
Class A	204,808	81,372
Class B	NA	3,771
Class C	3,649	1,976
Administrator Class	21	258,512
Institutional Class	11	68,383
Investor Class	936,724	169,163
Custody fees	470,240	219,297
Shareholder servicing fees
Class A	182,453	73,752
Class B	NA	3,409
Class C	3,312	1,791
Administrator Class	41	646,280
Investor Class	629,739	114,082
Accounting fees	28,776	55,189
Distribution fees
Class B	NA	10,227
Class C	9,935	5,374
Professional fees	65,607	68,237
Registration fees	36,000	48,001
Shareholder report expenses	99,999	110,000
Trustees’ fees and expenses	10,578	10,578
Interest expense	500	0
Other fees and expenses	25,695	66,415

Total expenses	6,486,387	6,131,366

Less
Waived fees and/or reimbursed expenses	(1,134,903)	(1,045,588)

Net expenses	5,351,484	5,085,778

Net investment income	1,405,890	5,599,571

REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS

Net realized gains or losses from:
Unaffiliated securities	15,929,439	8,797,162
Foreign currency related transactions	(1,178,370)	(606,898)

Net realized gains from investments	14,751,069	8,190,264

Net change in unrealized gains or losses on
Unaffiliated securities	19,939,196	5,116,778
Foreign currency related transactions	(47,097)	819,280

Net change in unrealized gains or losses on investments	19,892,099	5,936,058

Net realized and unrealized gains or losses on investments	34,643,168	14,126,322

Net increase in net assets resulting from operations	$36,049,058	$19,725,893

* Net of foreign withholding taxes of	$578,237	$1,032,397

1.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

38 Wells Fargo Advantage International Stock Funds	Statements of Changes in Net Assets

	Asia Pacific Fund
	Year Ended				Year Ended
	September 30, 2010				September 30, 2009

Operations
Net investment income			$1,405,890			$3,948,439
Net realized gains or losses on investments			14,751,069			(130,212,447)
Net change in unrealized gains or losses on investments			19,892,099			141,256,095

Net increase (decrease) in net assets resulting from operations			36,049,058			14,992,087

Distributions to shareholders from
Net investment income
Class A			(1,321,981)			(91,233)
Class B			NA			NA
Class C			(14,818)			0
Administrator Class			0	[1]		NA
Institutional Class			0	[1]		NA
Investor Class			(4,242,210)			(64,334)
Net realized gains
Class A			0			0
Class B			NA			NA
Class C			0			0
Administrator Class			0	[1]		NA
Institutional Class			0	[1]		NA
Investor Class			0			0

Total distributions to shareholders			(5,579,009)			(155,567)

	Shares				Shares
Capital shares transactions
Proceeds from shares sold
Class A	908,879		8,111,351		9,011,062	71,979,556
Class B	NA		NA		NA	NA
Class C	72,216		646,503		85,215	565,884
Administrator Class	1,131	[1]	10,000	[1]	NA	NA
Institutional Class	1,131	[1]	10,000	[1]	NA	NA
Investor Class	4,778,485		42,903,086		9,886,240	68,408,250

			51,680,940			140,953,690

Net asset value of shares issued in reinvestment of distributions
Class A	147,698		1,308,607		13,760	89,988
Class B	NA		NA		NA	NA
Class C	1,306		11,415		0	0
Administrator Class	0	[1]	0	[1]	NA	NA
Institutional Class	0	[1]	0	[1]	NA	NA
Investor Class	426,220		3,776,305		10,503	69,036

			5,096,327			159,024

Payment for shares redeemed
Class A	(4,294,688)		(38,401,391)		(4,768,052)	(37,896,181)
Class B	NA		NA		NA	NA
Class C	(50,562)		(440,343)		(73,641)	(516,298)
Administrator Class	0	[1]	0	[1]	NA	NA
Institutional Class	0	[1]	0	[1]	NA	NA
Investor Class	(12,062,399)		(107,350,261)		(18,517,314)	(124,342,996)

			(146,191,995)			(162,755,475)

1.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage International Stock Funds 39

Diversified International Fund
Year Ended		Year Ended
September 30, 2010		September 30, 2009

	$5,599,571		$6,582,813
	8,190,264		(130,953,883)
	5,936,058		121,381,584

	19,725,893		(2,989,486)

	(405,812)		(834,050)
	(12,664)		(27,342)
	(6,723)		(13,834)
	(3,609,906)		(5,483,367)
	(1,123,456)		(1,866,504)
	(615,428)		(1,210,765)

	0		(3,935,605)
	0		(310,070)
	0		(109,685)
	0		(30,223,107)
	0		(7,062,741)
	0		(5,084,976)

	(5,773,989)		(56,162,046)

Shares		Shares

115,441	1,017,274	241,040	1,860,529
3,133	28,444	6,253	51,220
14,472	129,501	8,892	62,176
7,011,434	64,232,585	9,337,306	68,523,069
13,163,872	117,799,331	1,706,745	13,303,240
356,882	3,427,956	799,623	6,258,338

	186,635,091		90,058,572

41,062	388,860	602,566	4,564,265
1,302	11,744	45,702	324,807
622	5,521	14,241	100,196
218,270	2,060,467	2,701,215	20,422,298
118,932	1,121,530	1,178,135	8,922,202
64,136	605,441	818,321	6,186,784

	4,193,563		40,520,552

(516,873)	(4,856,745)	(782,007)	(6,058,882)
(82,911)	(732,976)	(151,513)	(1,141,584)
(16,935)	(148,253)	(33,613)	(231,760)
(14,736,780)	(132,845,046)	(10,007,572)	(82,258,132)
(755,188)	(7,174,823)	(726,717)	(6,416,092)
(668,621)	(6,244,180)	(680,448)	(5,389,971)

	(152,002,023)		(101,496,421)

40 Wells Fargo Advantage International Stock Funds	Statements of Changes in Net Assets

	Asia Pacific Fund
	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Capital shares transactions (continued)
Net increase (decrease) in net assets resulting from capital share transactions	$(89,414,728)	$(21,642,761)

Total increase (decrease) in net assets	(58,944,679)	(6,806,241)
Net assets
Beginning of period	365,008,788	371,815,029

End of period	$306,064,109	$365,008,788

Undistributed net investment income	$627,857	$3,397,795

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage International Stock Funds 41

Diversified International Fund
Year Ended	Year Ended
September 30, 2010	September 30, 2009

$38,826,631	$29,082,703

52,778,535	(30,068,829)

412,470,264	442,539,093

$465,248,799	$412,470,264

$5,856,470	$6,457,855

42 Wells Fargo Advantage International Stock Funds	Financial Highlights

	Beginning	Net		Net Realized	Distributions
	Net Asset	Investment		and Unrealized	from Net	Distributions
	Value Per	Income		Gain (Loss)	Investment	from Net
	Share	(Loss)		on Investments	Income	Realized Gains
Asia Pacific Fund
Class A
October 1, 2009 to September 30, 2010	$8.82	0.04	[3]	1.05	(0.14)	0.00
October 1, 2008 to September 30, 2009	$8.14	0.11	[3]	0.59	(0.02)	0.00
October 1, 2007 to September 30, 2008	$15.83	0.09	[3]	(5.20)	0.00	(2.58)
July 31, 20074 to September 30, 2007	$14.75	0.01		1.07	0.00	0.00

Class C
October 1, 2009 to September 30, 2010	$8.67	(0.01)[3]		1.03	(0.10)	0.00
October 1, 2008 to September 30, 2009	$8.05	0.05	[3]	0.57	0.00	0.00
October 1, 2007 to September 30, 2008	$15.81	0.04	[3]	(5.22)	0.00	(2.58)
July 31, 20074 to September 30, 2007	$14.75	0.00		1.06	0.00	0.00

Administrator Class
July 30, 20104 to September 30, 2010	$8.84	0.03	[3]	0.90	0.00	0.00

Institutional Class
July 30, 20104 to September 30, 2010	$8.84	0.03	[3]	0.90	0.00	0.00

Investor Class
October 1, 2009 to September 30, 2010	$8.81	0.04	[3]	1.05	(0.14)	0.00
October 1, 2008 to September 30, 2009	$8.12	0.09	[3]	0.60	(0.00)[5]	0.00
October 1, 2007 to September 30, 2008	$15.82	0.06	[3]	(5.18)	0.00	(2.58)
October 1, 2006 to September 30, 2007	$12.56	0.05		4.97	(0.03)	(1.73)
October 1, 2005 to September 30, 2006	$11.53	0.07		2.02	(0.06)	(1.00)

Diversified International Fund

Class A
October 1, 2009 to September 30, 2010	$9.62	0.09	[3]	0.26	(0.13)	0.00
October 1, 2008 to September 30, 2009	$11.68	0.14	[3]	(0.69)	(0.23)	(1.28)
October 1, 2007 to September 30, 2008	$19.49	0.31	[3]	(5.91)	(0.23)	(1.98)
October 1, 2006 to September 30, 2007	$15.91	0.24	[3]	3.51	(0.17)	0.00
October 1, 2005 to September 30, 2006	$13.69	0.17	[3]	2.20	(0.15)	0.00

Class B
October 1, 2009 to September 30, 2010	$9.12	(0.05)[3]		0.32	(0.07)	0.00
October 1, 2008 to September 30, 2009	$11.07	0.07	[3]	(0.64)	(0.10)	(1.28)
October 1, 2007 to September 30, 2008	$18.52	0.16	[3]	(5.58)	(0.05)	(1.98)
October 1, 2006 to September 30, 2007	$15.13	0.07	[3]	3.36	(0.04)	0.00
October 1, 2005 to September 30, 2006	$13.03	0.07	[3]	2.08	(0.05)	0.00

Class C
October 1, 2009 to September 30, 2010	$8.98	0.02	[3]	0.25	(0.08)	0.00
October 1, 2008 to September 30, 2009	$10.98	0.07	[3]	(0.65)	(0.14)	(1.28)
October 1, 2007 to September 30, 2008	$18.46	0.17	[3]	(5.56)	(0.11)	(1.98)
October 1, 2006 to September 30, 2007	$15.10	0.09	[3]	3.34	(0.07)	0.00
October 1, 2005 to September 30, 2006	$13.00	0.07	[3]	2.09	(0.06)	0.00

Administrator Class
October 1, 2009 to September 30, 2010	$9.59	0.12	[3]	0.26	(0.14)	0.00
October 1, 2008 to September 30, 2009	$11.67	0.16	[3]	(0.70)	(0.26)	(1.28)
October 1, 2007 to September 30, 2008	$19.48	0.31	[3]	(5.87)	(0.27)	(1.98)
October 1, 2006 to September 30, 2007	$15.90	0.26	[3]	3.53	(0.21)	0.00
October 1, 2005 to September 30, 2006	$13.69	0.23	[3]	2.17	(0.19)	0.00

1.	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rate presented for periods of less than one year are not annualized.

3.	Calculated based upon average shares outstanding.

4.	Commencement of class operations.

5.	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage International Stock Funds 43

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

$9.77	0.49%	1.90%	1.59%	12.58%	137%	$62,700
$8.82	1.56%	2.03%	1.60%	8.64%	185%	$85,156
$8.14	0.77%	1.99%	1.60%	(38.53)%	187%	$43,946
$15.83	0.93%	1.91%	1.50%	7.32%	184%	$431

$9.59	(0.13)%	2.65%	2.34%	11.84%	137%	$1,450
$8.67	0.73%	2.79%	2.35%	7.70%	185%	$1,112
$8.05	0.36%	2.71%	2.35%	(39.10)%	187%	$939
$15.81	0.08%	2.64%	2.25%	7.19%	184%	$44

$9.77	1.98%	1.80%	1.40%	10.52%	137%	$11

$9.77	2.11%	1.47%	1.25%	10.52%	137%	$11

$9.76	0.41%	1.99%	1.64%	12.51%	137%	$241,892
$8.81	1.36%	2.14%	1.65%	8.53%	185%	$278,741
$8.12	0.52%	2.01%	1.65%	(38.63)%	187%	$326,929
$15.82	0.34%	1.95%	1.65%	44.31%	184%	$583,810
$12.56	0.65%	1.96%	1.65%	19.38%	167%	$373,744

$9.84	0.99%	1.64%	1.38%	3.64%	64%	$28,926
$9.62	1.76%	1.76%	1.41%	(0.78)%	123%	$31,742
$11.68	1.93%	1.67%	1.48%	(32.12)%	62%	$37,819
$19.49	1.32%	1.70%	1.50%	23.68%	49%	$62,693
$15.91	1.16%	1.67%	1.50%	17.50%	44%	$52,243

$9.32	(0.59)%	2.39%	2.13%	3.00%	64%	$1,046
$9.12	0.93%	2.51%	2.16%	(1.50)%	123%	$1,739
$11.07	1.03%	2.43%	2.23%	(32.61)%	62%	$3,213
$18.52	0.39%	2.45%	2.25%	22.73%	49%	$9,579
$15.13	0.49%	2.42%	2.25%	16.57%	44%	$15,385

$9.17	0.20%	2.39%	2.12%	3.07%	64%	$718
$8.98	0.92%	2.51%	2.16%	(1.47)%	123%	$719
$10.98	1.11%	2.42%	2.23%	(32.64)%	62%	$995
$18.46	0.54%	2.45%	2.25%	22.76%	49%	$1,961
$15.10	0.49%	2.42%	2.25%	16.65%	44%	$1,652

$9.83	1.31%	1.46%	1.22%	3.87%	64%	$193,626
$9.59	2.02%	1.58%	1.25%	(0.66)%	123%	$261,004
$11.67	1.92%	1.50%	1.25%	(31.98)%	62%	$293,831
$19.48	1.48%	1.52%	1.25%	24.00%	49%	$689,808
$15.90	1.52%	1.49%	1.25%	17.74%	44%	$698,778

44 Wells Fargo Advantage International Stock Funds	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gain (Loss)	Investment	from Net
	Share	Income	on Investments	Income	Realized Gains
Diversified International Fund (continued)

Institutional Class
October 1, 2009 to September 30, 2010	$9.60	0.15[3]	0.24	(0.15)	0.00
October 1, 2008 to September 30, 2009	$11.69	0.18[3]	(0.70)	(0.29)	(1.28)
October 1, 2007 to September 30, 2008	$19.50	0.38[3]	(5.90)	(0.31)	(1.98)
October 1, 2006 to September 30, 2007	$15.91	0.45[3]	3.37	(0.23)	0.00
August 31, 20064 to September 30, 2006	$15.84	0.02[3]	0.05	0.00	0.00

Investor Class
October 1, 2009 to September 30, 2010	$9.58	0.11[3]	0.24	(0.12)	0.00
October 1, 2008 to September 30, 2009	$11.68	0.14[3]	(0.70)	(0.26)	(1.28)
July 18, 20084 to September 30, 2008	$14.27	0.04[3]	(2.63)	0.00	0.00
The accompanying notes are an integral Part of these financial statements.

Financial Highlights	Wells Fargo Advantage International Stock Funds 45

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

$9.84	1.63%	1.19%	0.96%	4.13%	64%	$194,651
$9.60	2.30%	1.31%	0.99%	(0.41)%	123%	$69,698
$11.69	2.46%	1.23%	1.04%	(31.79)%	62%	$59,620
$19.50	2.43%	1.22%	1.05%	24.22%	49%	$69,756
$15.91	1.77%	1.29%	0.89%	0.44%	44%	$10

$9.81	1.18%	1.73%	1.43%	3.74%	64%	$46,282
$9.58	1.75%	1.87%	1.46%	(0.82)%	123%	$47,569
$11.68	1.60%	1.85%	1.46%	(18.15)%	62%	$47,062

46 Wells Fargo Advantage International Stock Funds	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Asia Pacific Fund (“Asia Pacific Fund”) and Wells Fargo Advantage Diversified International Fund (“Diversified International Fund”) (formerly, Wells Fargo Advantage International Equity Fund) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Investments in open-end mutual funds and non-registered investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Funds are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting in changes in exchange rates.

Notes to Financial Statements	Wells Fargo Advantage International Stock Funds 47
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Forward foreign currency contracts
Certain Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.
Security loans
The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Funds and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended September 30, 2010, Wells Fargo Bank, N.A. had waived a portion of its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

48 Wells Fargo Advantage International Stock Funds	Notes to Financial Statements
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Undistributed	Accumulated Net
	Net Investment	Realized Losses
	Income	on Investments	Paid-in Capital
Asia Pacific Fund	$1,403,181	$(1,403,181)	$0
Diversified International Fund	(426,967)	2,574,836	(2,147,869)
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
At September 30, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Expiration
	2011	2017	2018
Asia Pacific Fund	$0	$95,221,400	$80,817,204
Diversified International Fund	1,709,784	16,110,795	95,119,882
At September 30, 2010, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year were:

Deferred
Post-October
Capital Loss
Asia Pacific Fund	$4,297,110
Diversified International Fund	976,018
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

Notes to Financial Statements	Wells Fargo Advantage International Stock Funds 49
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of September 30, 2010, the inputs used in valuing the Funds’ assets, which are carried at fair value, were as follows:

			Significant
		Significant Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Asia Pacific Fund
Equity securities
Common stocks	$284,395,130	$0	$151,725	$284,546,855
Warrants	0	121,374	0	121,374
Investment companies	5,999,664	0	0	5,999,664
Short-term investments
Investment companies	9,032,866	4,026,304	0	13,059,170
Total	$299,427,660	$4,147,678	$151,725	$303,727,063
Diversified International Fund
Equity securities
Common stocks	$449,353,371	$0	$0	$449,353,371
Preferred stocks	3,413,600	0	0	3,413,600
Short-term investments
Investment companies	7,763,444	11,570,859	0	19,334,303
Total	$460,530,415	$11,570,859	$0	$472,101,274
Further details on the major security types listed above can be found in each Fund’s Portfolio of Investments.
As of September 30, 2010, the inputs used in valuing the Diversified International Fund’s other financial instruments, which are carried at fair value, were as follows:

Significant
		Significant Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs
Forward foreign currency exchange contracts	(Level 1)	(Level 2)	(Level 3)	Total
Diversified International Fund	$0	$(83,215)	$0	$(83,215)

50 Wells Fargo Advantage International Stock Funds	Notes to Financial Statements
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asia Pacific Fund	Diversified International Fund
				Corporate Bonds
	Common Stocks	Common Stocks	Rights	& Notes	Total
Balance as of September 30, 2009	$1,890,104	$41,264	$62,643	$158,593	$262,500
Realized gains or losses	(5,345,481)	(675,701)	0	(154,629)	(830,330)
Change in unrealized gains or losses	5,268,219	634,437	(9,477)	39,648	664,608
Net purchases (sales)	(1,661,117)	0	(53,166)	(43,612)	(96,778)
Transfers in and/or out of Level 3	0	0	0	0	0
Balance as of September 30, 2010	$151,725	$0	$0	$0	$0
Change in unrealized gains or losses
included in earnings relating to securities still held at September 30, 2010	$(791)	$0	$0	$0	$0
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-advisers, who are responsible for day-to-day portfolio management of the Funds.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee which is calculated based on the average daily net assets of each Fund as follows:

					Effective rate for
	Annual investment advisory fee				Year ended
	starting at		declining to		September 30, 2010
Asia Pacific Fund	1.10%		0.95%		1.10%
Diversified International Fund	0.85	%*	0.70	%*	0.93%

*	Prior to July 19, 2010, the annual investment advisory rate started at 0.95% and declined to 0.80% as the average daily net assets increased.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Funds. The fees related to sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by a Fund to the investment adviser. The investment sub-advisers are each paid an annual investment sub-advisory fee which is calculated based on the average daily net assets of each Fund as follows:

		Annual investment advisory fee
	Investment sub-adviser	starting at	declining to
Asia Pacific Fund	Wells Capital Management	0.65%	0.45%
Diversified International Fund	Artisan Partners Limited Partnership	0.70%	0.50%
	Wells Capital Management*	0.45%	0.40%
	LSV Asset Management	0.35%	0.30%

*	Effective July 19, 2010, Evergreen Investment Management Company (“EIMC”), an affiliate of Funds Management, was replaced by Wells Capital Management as an investment sub-adviser to the Fund.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

Notes to Financial Statements	Wells Fargo Advantage International Stock Funds 51

		Administration Fees
	Average Daily	(% of Average
	Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.05
	Next $5 billion	0.04
	Over $10 billion	0.03
Class A, Class B and Class C	All asset levels	0.26 *
Administrator Class	All asset levels	0.10
Institutional Class	All asset levels	0.08
Investor Class	All asset levels	0.33 **

*	Prior to July 19, 2010, the class-level administration fee for Class A, Class B and Class C was 0.28%.

**	Prior to July 19, 2010, the class-level administration fee for Investor Class was 0.38%.
Funds Management has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Custody and fund accounting fees
State Street Bank and Trust Company (“State Street”) provides custody and fund accounting services to the Funds. For providing custody services, State Street is entitled to an annual asset-based fee for domestic and global custody services for the Funds. For providing fund accounting services to the Funds, State Street is entitled to receive annual asset-based fees and is reimbursed for out-of-pocket expenses incurred for providing these services.
Prior to October 5, 2009, Wells Fargo Bank, N.A. provided custody services to the Funds and received a monthly fee at an annual rate of 0.25% of the average daily net assets of Asia Pacific Fund and annual rate of 0.10% of the average daily net assets of Diversified International Fund. PNC Global Investment Servicing (“PNC”) served as fund accountant for the Funds prior to October 5, 2009 and received an annual asset-based fee and an annual fixed fee from each Fund. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.
Distribution fees
The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets for Class B and Class C shares.
For the year ended September 30, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges	Contingent deferred sales charges
	Class A	Class B	Class C
Asia Pacific Fund	$265,627	NA	$113
Diversified International Fund	21,543	$1,290	28
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.
A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

52 Wells Fargo Advantage International Stock Funds	Notes to Financial Statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2010, were as follows:

	Purchases at Cost	Sales Proceeds
Asia Pacific Fund	$424,344,229	$500,924,330
Diversified International Fund	291,343,377	255,301,464
6. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2010, the Diversified International Fund entered into forward foreign currency exchange contracts for hedging purposes.
At September 30, 2010, Diversified International Fund had forward foreign currency exchange contracts outstanding as follows:
Forward Foreign Currency Exchange Contracts to Buy:

	Contracts to	U.S. Value at	In Exchange for	Net Unrealized
Exchange Date	Receive	September 30, 2010	U.S. $ Gains	(Losses)
10/05/2010	239,467 CAD	$232,720	$232,790	$(70)
10/05/2010	684,939 GBP	1,075,962	1,076,648	(686)
11/12/2010	2,061,500 GBP	3,237,502	3,217,692	19,810
Forward Foreign Currency Exchange Contracts to Sell:

	Contracts to	U.S. Value at	In Exchange for	Net Unrealized
Exchange Date	Deliver	September 30, 2010	U.S. $	Gains (Losses)
10/29/2010	170,000,000 JPY	$2,036,849	$1,941,969	$(94,880)
11/12/2010	2,061,500 GBP	3,237,502	3,230,113	(7,389)
The Fund had average market values of $7,603,339 and $13,304,764 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended September 30, 2010.
For the Diversified International Fund, a summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2010 was as follows for Diversified International Fund.

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward foreign currency exchange contracts	Unrealized gains on forward foreign currency contracts, Net assets — Net unrealized gains on investments	$19,810	Unrealized losses on forward foreign currency contracts, Net assets — Net unrealized gains on investments	$103,025
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2010 was as follows for Diversified International Fund.

	Amount of Realized Gains or	Change in Unrealized Gains or
	Losses on Derivatives	Losses on Derivatives
Forward foreign currency exchange contracts	$(6,866) *	$708,928 *

*	Gains or losses related to forward foreign currency exchange contracts are included on the Statements of Operations with all foreign currency related transactions.

Notes to Financial Statements	Wells Fargo Advantage International Stock Funds 53
7. BANK BORROWINGS
The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the Funds paid an annual commitment fee equal to 0.15% of the unused balance, which was allocated pro rata.
For the year ended September 30, 2010, there were no borrowings by Diversified International Fund under the agreement.
During the year ended September 30, 2010, Asia Pacific Fund had average borrowings outstanding of $34,449 at a weighted average interest rate of 1.45% and paid interest of $500.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2010, and September 30, 2009, were as follows:

	Ordinary Income		Long-term Capital Gain
	2010	2009	2010	2009
Asia Pacific Fund	$5,579,009	$155,567	$0	$0
Diversified International Fund	5,773,989	9,436,213	0	46,725,833
As of September 30, 2010, the components of distributable earnings on a tax basis are shown on the table below.

	Undistributed
	Ordinary	Unrealized	Capital Loss
	Income	Gains (Losses)	Carryforward*
Asia Pacific Fund	$1,526,103	$37,724,444	$(180,335,714)
Diversified International Fund	5,883,208	13,347,063	(113,916,479)

*	This amount includes the post-October loss, which will reverse on the first day of the following year.
9. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

54 Wells Fargo Advantage International Stock Funds	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Asia Pacific Fund and Diversified International Fund, two of the funds constituting the Wells Fargo Funds Trust (collectively the “Funds”), as of September 30, 2010, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of September 30, 2010, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 24, 2010

Other Information (Unaudited)	Wells Fargo Advantage International Stock Funds 55
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Diversified International Fund designates 1.40% of its ordinary income dividends distributed during the year ended September 30, 2010, as qualifying for the corporate dividends-received deduction.
Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Funds designate the following amounts of their income dividends paid during the year ended September 30, 2010, as qualified dividend income (QDI):

QDI
Asia Pacific Fund	$4,592,391
Diversified International Fund	6,756,894
Pursuant to Section 871(k)(1)(C) of the Internal Revenue Code, the Funds designate the following amounts of their income dividends paid during the year ended September 30, 2010, as interest-related dividends:

Interest-Related Dividends
Asia Pacific Fund	$45,067
Diversified International Fund	52,624
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended September 30, 2010. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

		Portion of Ordinary
		Income Distribution
	Foreign Source	derived from Foreign	Creditable Foreign	Per Share
	Income*	Source Income*	Taxes Paid	Amount
Asia Pacific Fund	$1,938,715	34.7502%	$501,921	$0.0160
Diversified International Fund	6,278,361	100.0000%	982,905	0.0208

*	None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

56 Wells Fargo Advantage International Stock Funds	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for each Fund is publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	None

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	None

Leroy Keith, Jr.[3] (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee, Phoenix Fund Complex and Director, Diversapack Co. (packaging company). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/09

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	None

Other Information (Unaudited)	Wells Fargo Advantage International Stock Funds 57

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	None

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	None

Michael S. Scofield[3] (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	None

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	None
Officers

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.	None

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.	None

Kasey Phillips[4] (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.	None

David Berardi[5] (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.	None

Jeremy DePalma[5] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration form 2005 to 2010.	None

58 Wells Fargo Advantage International Stock Funds	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.	None

1.	The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds’ Web site at www.wellsfargo.com/advantagefunds.

2.	Length of service dates reflects a Trustee’s commencement of service with the Trust’s predecessor entities.

3.	Effective July 9, 2010.

4.	Effective November 1, 2009.

5.	Treasurer during the period from June 1, 2009 to October 31, 2009. Assistant Treasurer effective November 1, 2009.

List of Abbreviations	Wells Fargo Advantage International Stock Funds 59
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BART	— Bay Area Rapid Transit
BRL	— Brazil Real
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REITS	— Real Estate Investment Trusts
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TBA	— To Be Announced
TRAN	— Tax Revenue Anticipation Notes
TRY	— Turkish Lira
USD	— United States Dollar
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	127189 11-10 AIS/AR136 09-10

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

•	Wells Fargo Advantage C&B Large Cap Value Fund

•	Wells Fargo Advantage Diversified Equity Fund

•	Wells Fargo Advantage Diversified Small Cap Fund

•	Wells Fargo Advantage Emerging Growth Fund

•	Wells Fargo Advantage Equity Value Fund

•	Wells Fargo Advantage International Value Fund

•	Wells Fargo Advantage Small Company Growth Fund

•	Wells Fargo Advantage Small Company Value Fund

Reduce clutter. Save trees.
Sign up for electronic delivery of
prospectuses and shareholder reports at
www.wellsfargo.com/advantagedelivery
(continued next page)
The views expressed are as of September 30, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Equity Gateway Funds.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Contents (continued)

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WELLS FARGO
     INVESTMENT HISTORY
1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit www.wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
     Not part of the annual report
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $230 billion in assets under management, as of September 30, 2010.

Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report

2     Wells Fargo Equity Gateway Funds
Letter to Shareholders

Karla M. Rabusch,
President
Wells Fargo Advantage Funds
According to the National
Bureau of Economic Research,
the recession that began in
December 2007 had ended
in June 2009; however,
questions remained over the
sustainability of the recovery.
Dear Valued Shareholder,
We are pleased to provide you with this annual report for the Wells Fargo Advantage Equity Gateway Funds for the 12-month period that ended September 30, 2010. The period could be described as a roller-coaster ride, both on the economic front and across the equity markets. The increasing strength of key economic data that highlighted the first part of the period moderated over the final six months of the fiscal year. In turn, the financial markets built upon the impressive rally that began in early 2009 during the first few quarters of the period but gave back some of those gains as volatility returned during the second quarter of 2010. Despite the heightened market volatility during the period, we believe that the advance in the financial markets since early 2009 underscores the importance of maintaining a disciplined focus on a long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing out on potential periods of strong recovery.
Economic growth turned positive after severe contraction.
Economic growth was solid throughout the period, as the economy began to recover from the deepest recession since the 1930s. Gross domestic product (GDP) became positive in the third quarter of 2009, after contracting for four consecutive quarters—something not seen in at least 60 years. GDP growth was 3.7% and 1.7% in the first and second quarters of 2010, respectively. According to the National Bureau of Economic Research, the recession that began in December 2007 had ended in June 2009; however, questions remained over the sustainability of the recovery.
The unemployment rate edged down but remained elevated.
Employment data turned positive early in the period but has softened a bit over recent months. The unemployment rate peaked at 10.1% in October 2009—its highest level in more than 25 years—and edged down to 9.6% in September 2010. After U.S. employers added 313,000 workers in April and 433,000 workers in May, the economy lost an average of 103,000 over each of the next four months. Payroll employment declined in June, but that was the result of a decline in the number of temporary government employees working on Census 2010. Private-sector payrolls increased by 64,000 workers in September, and for the first half of 2010, they increased by 593,000. On a year-over-year basis, overall payroll jobs are up 0.3% in September.
Other economic data were mixed, further illustrating the roller-coaster trend during the period and raising some concerns about the potential sustainability of the recovery. Retail sales were strong through April 2010 but then declined through most of the summer, before rising again in September on the strength of increased auto sales. Consumer confidence continued to weaken during the final months of the period as consumers remained concerned about income and job prospects. New and existing home sales, perceived by many as the key to a sustainable long-term recovery, also reported mixed results over the year. The rate of home sales, which modestly improved during the spring, weakened over the summer. However, the rate of new home sales remained unchanged from August to September.

Letter to Shareholders	Wells Fargo Equity Gateway Funds 3
The Fed continued to focus on economic stimulus.
Despite extensive quantitative easing measures by the Federal Reserve (Fed), bank lending remained constrained during the period, which indicates that the trillions of dollars of government stimulus added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate between 0% and 0.25%—a level it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures during the spring. After concluding its purchases of longer-term Treasuries in October 2009, the Fed also ended its program to invest in mortgage-backed securities in March 2010.
In recent months, The FOMC’s official statements have noted a continuation of the economic recovery and gradual improvement in the labor market. The FOMC also cited increases in both household and business spending. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack. In addition, there have been indications from various Fed officials that they are considering another round of quantitative easing, being referred to as “QE2,” to move the economy toward a sustainable rate of recovery.
Financial markets saw a shift in sentiment as volatility spiked.
The equity markets saw a significant shift in sentiment during the period. The strong rally that began in March 2009 continued through April 2010, but increasing concerns about the strength of global economic growth resulted in a rapid correction from May through August. However, the U.S. equity markets enjoyed one of the strongest September rallies in history, which returned the Dow Jones Industrial Average to levels not seen since March. Volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX), declined during the early months of the period to the lows of early 2008 but then spiked throughout May and June to levels last seen in early 2009. Although volatility moderated over the last couple months of the reporting period, the VIX remained elevated and volatile.
Despite the macroeconomic concerns, strong corporate earnings helped support the equity markets through the end of the first-quarter reporting season in April 2010. Approximately three-quarters of the companies in the S&P 500 Index exceeded analysts’ estimates for the first quarter of 2010. As the earnings season ended, however, investor focus shifted from improving corporate fundamentals to macroeconomic concerns about sovereign debt, slowing economic growth in China, and fear of a potential double-dip U.S. recession. Those concerns led to a significant correction in the equity markets throughout the summer months. In July and August, investor focus returned to fundamentals as companies began to report second-quarter earnings. With more than 60% of the companies in the S&P 500 Index reporting by the end of July, more than three-quarters had again exceeded analysts’ estimates. That fundamental strength provided renewed support for the equity markets, with each of the three indexes gaining approximately 7% for the month.

4 Wells Fargo Equity Gateway Funds	Letter to Shareholders
The period saw renewed
volatility and a correction in
the equity markets. We believe,
however, that the significant
rebound that began in
March 2009 underscores the
importance of maintaining
focus on long-term investment
goals through periods of
volatility, so investors don’t
miss potential periods of
strong recovery.
For the full 12-month period, the S&P 500 Index advanced 10.2%, the NASDAQ Composite Index advanced 11.6%, and the Dow Jones Industrial Average advanced 14.1%. During the period, the Russell Midcap® Index advanced 17.54%, the Russell 2000® Index of small-cap stocks advanced 13.4%, and the Russell 1000® Index of large-cap stocks advanced 10.8%. Among investment styles, growth outperformed across the capitalization spectrum.
Don’t let short-term volatility derail long-term investment goals.
The period saw renewed volatility and a correction in the equity markets. We believe, however, that the significant rebound that began in March 2009 underscores the importance of maintaining focus on long-term investment goals through periods of volatility, so investors don’t miss potential periods of strong recovery. Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.
As a whole, Wells Fargo Advantage Funds® represents investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 120 mutual funds that cover a broad spectrum of investment styles and asset classes.
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also visit our website at wellsfargo.com/advantagefunds.
Sincerely,

Karla M. Rabusch
President
Wells Fargo Advantage Funds

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6      Wells Fargo Equity Gateway Funds
Performance Highlights (Unaudited)

Wells Fargo Advantage C&B Large Cap Value Fund
INVESTMENT OBJECTIVE
The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Cooke & Bieler, L.P.
PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Steve Lyons, CFA
Michael M. Meyer, CFA
Edward W. O’Connor, CFA
R. James O’Neil, CFA
Mehul Trivedi, CFA
FUND INCEPTION
May 15, 1990
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

12 Month

Investor Class	7.15%
Russell 1000® Value Index[1]	8.90%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 1.20% and 1.49%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage C&B Large Cap Value Fund Class A and Investor Class shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)
Wells Fargo Equity Gateway Funds     7

Wells Fargo Advantage C&B Large Cap Value Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•	The Fund underperformed its benchmark for the 12-month period, mainly because of unfavorable stock selection.

•	Overall sector positioning aided relative performance.

•	We remain committed to our investment philosophy, which emphasizes selecting high-quality companies that we believe are selling below our estimate of their intrinsic value.
The positive impact of sector allocation was offset by the negative impact of stock selection.
The early part of the 12-month period saw investors move away from riskier assets. Indeed, intensifying worries about whether certain European countries would default on their sovereign debt, signs of slowing economic growth at home and abroad, and a sudden “flash crash” of the stock market proved overwhelming for investors, who fled for the perceived safety of U.S. Treasuries. However, investors became more optimistic during the third quarter of 2010, emboldened by evidence of continuing economic expansion and more accommodative monetary policy. Instead of a double-dip recession, the market began to forecast an environment characterized by modest growth and sustainably low interest rates. The result was a rally strong enough to undo most of the damage done during the second quarter of 2010.
Although the Fund performed well during the period, it modestly lagged its benchmark—unsurprisingly, given the market environment. We say “unsurprisingly” because our investment process focuses on high-quality companies that have strong cash-flow generation, competitive advantages, and conservative balance sheets. In doing so, we hope to manage risk and provide some downside protection. However, as a result, the Fund will typically lag the market during strong rallies. Indeed, though the Fund’s overall stock selection detracted from relative results, few of the Fund’s holdings were major individual detractors, reinforcing our belief that our investment style was the primary factor in the Fund’s underperformance, not our investment process.
The Fund’s sector allocations were a strong contributor to relative performance. The portfolio’s underweights to the financials and energy sectors, as well as overweights to the

3.	Sector distribution is subject to change and represents the sector distribution of the Master Portfolio(s), which is calculated based on total investments of the Master Portfolio(s) excluding cash and cash equivalents. See Notes to Financial Statements for a discussion of the Master Portfolio(s).

8 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage C&B Large Cap Value Fund (continued)
industrials and consumer discretionary sectors helped to offset the negative impact from an underweight to utilities and an overweight to information technology. Our inability to identify utilities and energy stocks with appropriate investment characteristics and attractive valuations led us to underweight these sectors. The impact from our overweight in consumer discretionary came in large part from our investment in economically sensitive restaurant and leisure stocks. This overweighting aided relative results because of the market’s strong preference for economic sensitivity. We were willing to hold positions in such economically sensitive companies because we believed their quality was high enough for the companies to weather tough times. We also thought the companies were undervalued relative to normal levels of profitability.
Positive contributors during the 12-month period included financial services company American Express Company, machinery firms Eaton Corporation and Dover Corporation, fast food restaurant chain McDonald’s Corporation, and chemicals company International Flavors & Fragrances Inc. Some of the most significant detractors included financials company State Street Corporation, electronic equipment firm Flextronics International Ltd., retailer Kohl’s Corporation, and medical device company Boston Scientific Corporation.
The volatility created by the market’s dip and subsequent recovery during the 12-month period provided us with opportunities to buy and sell at attractive prices.
In addition to adding to existing holdings, we also established new positions in industrials company Cintas Corporation, semiconductor equipment company Lam Research Corporation, and money transfer provider The Western Union Company.
To make room for these new positions, we eliminated Boston Scientific, information technology firm Diebold Inc., electrical equipment company Hubbell Inc., and commercial services company Pitney Bowes Inc. Boston Scientific was eliminated due to a series of adverse events that reduced its financial flexibility and upside potential. Diebold was sold to raise cash to fund better opportunities, and Hubbell was eliminated once it reached our long-term cash-flow-driven price target. Pitney Bowes was sold due to its outperformance, combined with concerns about the company’s long-term fundamentals.

TEN LARGEST EQUITY HOLDINGS[4]
(AS OF SEPTEMBER 30, 2010)

Exxon Mobil Corporation	2.95%
Omnicom Group Incorporated	2.77%
American Express Company	2.54%
Johnson & Johnson	2.50%
Colgate-Palmolive Company	2.43%
State Street Corporation	2.38%
Kohl’s Corporation	2.34%
Vodafone Group plc ADR	2.29%
Quest Diagnostics Incorporated	2.21%
Carnival Corporation	2.17%

4.	The ten largest equity holdings are calculated based on the value of the Master Trust portfolio securities allocable to the Fund divided by the total investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 9
Wells Fargo Advantage C&B Large Cap Value Fund (continued)
The economy is growing but still faces challenges from the deleveraging process, stubborn unemployment, and less expansionary policies.
We recognize that economic growth will most likely continue to be challenged by deleveraging, stubbornly high unemployment, and a government constrained by large deficits, but we believe that underlying fundamentals are strong enough to be self-sustaining. In our view, modest but positive economic growth, along with highly accommodative monetary policy and reasonable equity valuations, provide a decent backdrop for equity investing. In such an environment, we believe that disciplined and selective risk-taking will be rewarded and that our commitment to high-quality, relatively low-risk equity investing will pay dividends.

10 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage C&B Large Cap Value Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]

Class A (CBEAX)	7/26/2004	(7.77)	0.99	(0.73)	3.93	(2.09)	7.14	0.46	4.54	1.39%	1.15%
Class B (CBEBX)**	7/26/2004	(7.49)	1.36	(0.71)	4.02	(2.49)	6.36	(0.30)	4.02	2.15%	1.90%
Class C (CBECX)	7/26/2004	(3.49)	5.29	(0.29)	3.79	(2.49)	6.29	(0.29)	3.79	2.14%	1.90%
Administrator Class (CBLLX)	7/26/2004					(1.97)	7.33	0.67	4.68	1.21%	0.95%
Institutional Class (CBLSX)	7/26/2004					(1.96)	7.51	0.93	4.86	0.94%	0.70%
Investor Class (CBEQX)	5/15/1990					(2.10)	7.15	0.44	4.53	1.49%	1.20%
Russell 1000® Value Index[1]						(2.14)	8.90	(0.48)	2.59

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%, and for Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

5.	The Fund is a gateway fund in a Master/Gateway structure that invests all of its assets in a single Master Portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests.

Performance shown for Classes A, B and C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class A, B and C shares. Performance shown for the Administrator and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the February 1, 2010 prospectus.

7.	The adviser has committed, through January 31, 2011, to waive fees and/or reimburse expenses to maintain the Fund’s net expense ratio as shown, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower, and the rankings and ratings may have been lower.

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12 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified Equity Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISERS FOR MASTER PORTFOLIOS
Artisan Partners Limited Partnership
Cadence Capital Management LLC
Cooke & Bieler, L.P.
LSV Asset Management
Peregrine Capital Management, Inc.
Smith Asset Management Group L.P.
SSgA Funds Management
Systematic Financial Management, L.P.
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA
FUND INCEPTION
December 31, 1988
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

12 Month

Administrator Class	8.18%
Diversified Equity Composite Index[1]	9.84%
S&P 500 ® Index[2]	10.16%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Administrator Class shares are 1.00% and 1.25%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	Source: Wells Fargo Funds Management, LLC. The Diversified Equity Composite Index is weighted 25% in the Russell 1000® Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 25% in the S&P 500® Index, 25% in the Russell 1000® Growth Index (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 15% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia and the Far East), and 10% in the Russell 2000® Index (measures the performance of the 2,000 smallest companies in the Russell 3000® Index). You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 13
Wells Fargo Advantage Diversified Equity Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•	The Fund lagged its composite benchmark for the 12-month period that ended September 30, 2010.

•	The Fund’s small-cap strategies were the primary contributors to total return, as those strategies posted strong performance relative to the composite benchmark for the period.

•	The Fund’s international strategies trailed the composite benchmark, ultimately detracting from relative performance.
Global equities rose in value over the past year, though volatility has increased in recent months.
Equity markets around the globe traded in a wide range over the past 12 months, experiencing elevated levels of volatility, but most of them finished with gains. The S&P 500 Index of U.S. stocks and the MSCI EAFE® Index of non-U.S. developed-market stocks posted total returns of 10.16% and 3.27%, respectively. The huge rebound off the March 2009 lows carried the S&P 500 Index to a peak in April 2010. From there it fell about 16% through early July, and since then it has traded in a wide range, ending the period about 11% above the July low.
The market’s large range of ups and downs in recent months stems from multiple factors, but investors’ questioning of the quality and sustainability of the economic recovery is probably the most significant. A correction of 10% to 15% after such a strong rally is normal, as investors take stock of the recent gains and take profits on some of their positions. Other factors over the period have been the massive fiscal and monetary policy interventions by the government, European sovereign debt woes, and the Deepwater Horizon oil spill.
There were the usual divergences across market caps, investment styles, and markets. Growth stocks outperformed value stocks across all market-cap ranges, largely due to the heavy weighting of financials in the value indexes. Mid caps outpaced both small caps and large caps. Overseas, emerging markets surged more than 20%, as measured by

2.	The S&P 500® Index consists of 500® stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Diversified Equity Fund Class A and Administrator Class shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

4.	Sector distribution is subject to change and represents the sector distribution of the Master Portfolio(s), which is calculated based on total investments of the Master Portfolio(s) excluding cash and cash equivalents. See Notes to Financial Statements for a discussion of the Master Portfolio(s).

5.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently comprised of 25 emerging market country indices. You cannot invest directly in an index.

14 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified Equity Fund (continued)
the MSCI Emerging Markets Index5, while the MSCI Europe6 and MSCI Japan7 indexes returned only 2.63% and 0.11%, respectively.
Adding significantly to the Fund’s relative performance were its underlying small-cap portfolios, all of which outpaced the composite benchmark. The Emerging Growth Portfolio was especially strong; the majority of its outperformance can be attributed to excellent stock selection within the information technology and health care sectors.
As a group, the four international portfolios meaningfully detracted from the Fund’s return, with all four lagging the composite benchmark. These portfolios are primarily invested in foreign developed-market stocks, which generally lagged the broad U.S. and global indexes.
The Fund did not change any allocations to the underlying portfolios during the year.
The Fund remains invested in its neutral allocation of 25% each in the large-cap value, large-cap core, and large-cap growth categories; 10% in the small-cap category; and 15% in the international-equity category.
While the rally of the past 18 months has been strong, there is still potential for more gains.
Between March 2009 and April 2010, the S&P 500 Index rose about 80%—an exceptionally sharp rally in historical terms. Since then, the index has oscillated between 1,000 and 1,200. The sovereign debt crisis in Europe, slowing economic growth in the U.S., and the expiration of several government stimulus programs have made investors more cautious about buying equities. Budget deficits and policy uncertainty surrounding tax-cut expirations and the November elections have also put many investors in a “wait and see” mode.
Despite these headwinds, there are positives that should not be overlooked. We believe the odds of a “double-dip” recession in the economy are low. The Federal Reserve has reiterated its intention to avoid deflation by keeping interest rates low and conducting another round of Treasury purchases if needed. Historically, the market has performed well in the months following midterm elections. Gridlock in Washington—which seems increasingly likely—is often met with optimism in the equity markets, since it may lead to little or no change to existing policy directly affecting corporations or the financial markets.
The historical underpinnings for equities are positive. We believe global equities are reasonably valued. Strong corporate earnings performance should continue with gradual improvement in the economy and continued policy stimulus. Yields available on competing fixed-income investments are paltry, and the risk of price erosion is significant. Together, these factors should lead to continued improvement in investor sentiment toward equities.

TEN LARGEST EQUITY HOLDINGS[8]
(AS OF SEPTEMBER 30, 2010)

Apple Incorporated	2.25%
Microsoft Corporation	1.62%
Goldman Sachs Group Incorporated	1.45%
Google Incorporated Class A	1.40%
Cisco Systems Incorporated	1.30%
General Electric Company	1.15%
Amazon.com Incorporated	1.14%
Chevron Corporation	1.11%
Exxon Mobil Corporation	1.06%
Quatcomm Incorporated	0.99%

6.	The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. As of June 2007, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 15
Wells Fargo Advantage Diversified Equity Fund (continued)
AVERAGE ANNUAL TOTAL RETURN9 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[10]
	Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[11]

Class A (NVDAX)	5/2/1996	(6.98)	1.70	(1.46)	(0.97)	(1.31)	7.90	(0.29)	(0.38)	1.43%	1.25%
Class B (NVDBX)**	5/6/1996	(6.64)	2.15	(1.45)	(0.90)	(1.64)	7.15	(1.03)	(0.90)	2.18%	2.00%
Class C (WFDEX)	10/1/1998	(2.65)	6.11	(1.03)	(1.13)	(1.65)	7.10	(1.03)	(1.13)	2.18%	2.00%
Administrator Class (NVDEX)	11/11/1994					(1.19)	8.18	(0.04)	(0.14)	1.25%	1.00%
Diversified Equity Composite Index[1]						(0.84)	9.84	1.12	0.59
S&P 500 ® Index[2]						(1.42)	10.16	0.64	(0.43)

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

7.	The MSCI Japan Index is a free float adjusted market capitalization index that is designed to measure large and mid cap Japanese equity market performance. The MSCI Japan Index is member of the MSCI international equity index series and represents the Japanese equity portion of the global benchmark MSCI ACWI (All Country World Index) Index. You cannot invest directly in an index.

8.	The ten largest equity holdings are calculated based on the value of the Master Portfolios’ securities allocable to the Fund divided by the total investments of the Fund. See Notes to Financial Statements for a discussion of the Master Portfolio. Holdings are subject to change and may have changed since the date specified.

9.	The Fund is a gateway blended fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

10.	Reflects the expense ratios as stated in the February 1, 2010 prospectus.

11.	The investment adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

16 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified Small Cap Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER FOR MASTER PORTFOLIOS
Peregrine Capital Management, Inc.
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA
FUND INCEPTION
December 31, 1997
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

12 Month

Administrator Class	13.58%
Russell 2000® Index[1]	13.35%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Administrator Class shares are 1.00% and 1.32%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

2.	The chart compares the performance of the Wells Fargo Advantage Diversified Small Cap Fund Administrator Class shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of $10,000 in Administrator Class shares and reflects all operating expenses.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 17
Wells Fargo Advantage Diversified Small Cap Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•	The Fund outperformed its benchmark during the 12-month period that ended September 30, 2010.

•	Three of the four actively managed portfolios outpaced the Fund’s benchmark during the year and were the primary drivers of the outperformance.

•	The Emerging Growth Portfolio had the largest outperformance during the period.
Global equities rose in value over the past year, though volatility has increased in recent months.
Equity markets around the globe traded in a wide range over the past 12 months, but most of them finished with gains. The S&P 500 Index3 of U.S. stocks and the MSCI EAFE® Index4 of non-U.S. developed-market stocks posted total returns of 10.16% and 3.27%, respectively. The huge rebound off the March 2009 lows carried the S&P 500 Index to a peak in April 2010. From there it fell about 16% through early July, and since then it has traded in a wide range, ending the period about 11% above the July low. Small-cap stocks outpaced large caps over the past year, and within small caps, growth stocks outpaced value.
The market’s large range of ups and downs in recent months has been influenced by multiple factors, but investors’ questioning of the quality and sustainability of the economic recovery is probably the most significant. A correction of 10% to 15% after such a strong rally is normal, as investors take stock of the recent gains and take profits on some of their positions. Other factors over the period have been the massive fiscal and monetary policy interventions by the government, European sovereign debt woes, and the Deepwater Horizon oil spill.
Three of the four actively managed Fund components outpaced the small-cap Russell 2000® Index for the period. The Emerging Growth Portfolio, which comprised 11.67% of the Fund, was the strongest contributor, handily beating both the Russell 2000® Growth6 and the Russell 2000 indexes. Superior stock selection in the information technology and health care sectors was responsible for

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

5.	Sector distribution is subject to change and represents the sector distribution of the Master Portfolio(s), which is calculated based on total investments of the Master Portfolio(s) excluding cash and cash equivalents. See Notes to Financial Statements for a discussion of the Master Portfolio(s).

6.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

18 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified Small Cap Fund (continued)
nearly all of the outperformance. The Strategic Small Cap Value Portfolio, which comprised 30% of Fund assets, was a significant detractor, lagging the Russell 2000 Index.
The Fund did not change any allocations to the underlying portfolios during the year.
The Fund retains its neutral allocation of one-third each in the small-company value, small-company core, and small-company growth categories.
While the rally of the past 18 months has been strong, there is still potential for more gains.
Between March 2009 and April 2010, the S&P 500 Index rose about 80%—an exceptionally sharp rally in historical terms. Since then, the index has oscillated between 1,000 and 1,200. The sovereign debt crisis in Europe, slowing economic growth in the U.S., and the expiration of several government stimulus programs have made investors more cautious about buying equities. Budget deficits and policy uncertainty surrounding tax-cut expirations and the November elections have also put many investors in a “wait and see” mode.
Despite these headwinds, there are positives that should not be overlooked. We believe the odds of a “double-dip” recession in the economy are low. The Federal Reserve has reiterated its intention to avoid deflation by keeping interest rates low and conducting another round of Treasury purchases if needed. Historically, the market has performed well in the months following midterm elections. Gridlock in Washington—which seems increasingly likely—is often met with optimism in the equity markets, since it may lead to little or no change to existing policy directly affecting corporations or the financial markets.
The historical underpinnings for equities are positive. We believe equities globally are reasonably valued. Strong corporate earnings performance should continue with gradual improvement in the economy and continued policy stimulus. Yields available on competing fixed-income investments are paltry, and the risk of price erosion is significant. Together, these factors should lead to continued improvement in investor sentiment toward equities.
Small-cap stocks should perform well relative to large- and mid-cap stocks going forward. While their valuations relative to large caps are stretched by historical standards, we believe the current stage of the economic cycle typically favors small caps.

TEN LARGEST EQUITY HOLDINGS[7]
(AS OF SEPTEMBER 30, 2010)

Ishares Russell 2000 Growth	1.07%
Interoil Corporation	0.92%
Randgold Resources Limited ADR	0.85%
Concur Technologies Incorporated	0.61%
OSI Systems Incorporated	0.60%
Successfactors Incorporated	0.60%
Shutterfly Incorporated	0.54%
Chimeca Investment Corporation	0.54%
Intermec Incorporated	0.52%
Dexicom	0.47%

7.	The ten largest equity holdings are calculated based on the value of the Master Portfolios’ securities allocable to the Fund divided by the total investments of the Fund. See Notes to Financial Statements for a discussion of the Master Portfolio. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 19
Wells Fargo Advantage Diversified Small Cap Fund (continued)
AVERAGE ANNUAL TOTAL RETURN8 (%) (AS OF SEPTEMBER 30, 2010)

						Expense Ratios[9]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[10]

Administrator Class (NVDSX)	12/31/1997	1.12	13.58	0.40	4.86	1.32%	1.00%
Russell 2000® Index[1]		0.25	13.35	1.60	4.00

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

8.	The Fund is a gateway blended fund that invests all of its assets in two or more Master Portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolios in which it invests.

9.	Reflects the expense ratios as stated in the February 1, 2010 prospectus.

10.	The investment adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolios’ fees and expenses, as shown. Without these reductions, the Fund’s returns would have been lower.

20 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Emerging Growth Fund
INVESTMENT OBJECTIVE
The Fund seeks maximum long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Joseph M. Eberhardy, CFA, CPA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA
FUND INCEPTION
January 31, 2007
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

12 Month

Investor Class	19.72%
Russell 2000® Growth Index[1]	14.79%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Investor Class shares are 1.49% and 7.28%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Emerging Growth Fund Class A and Investor Class shares for the life of the Fund with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 21
Wells Fargo Advantage Emerging Growth Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•	The Fund outperformed its benchmark, the Russell 2000 Growth Index, during the 12-month period that ended September 30, 2010, primarily driven by stock selection within the health care and technology sectors.

•	In response to an economy characterized by high unemployment, low interest rates, and the continued consumer deleveraging cycle, our research focused on high-quality companies that could sustain robust revenue and earnings growth in a below-average economy, yet still benefit from improving economic conditions. Consequently, as the economy gradually improved, the Fund outperformed.

•	Low interest rates and relatively slow but improving economic growth, combined with historically low growth stock valuations, typically are positive for growth stocks. Against this backdrop, we believe that emerging growth stocks that possess robust, sustainable growth should perform well.
The Fund’s outperformance relative to its benchmark was driven by stock selection across numerous sectors, primarily in health care and technology.
When we review the Fund’s performance compared with its benchmark, we expect its total return to be driven by individual stock selection rather than macroeconomic factors, such as global credit concerns and weak domestic employment data, which have been exceptionally influential on market sentiment over the past year. Notable individual stock contributors to performance included semiconductor company Entropic Communications; wireless networking software provider Aruba Networks; medical equipment company NxStage Medical; and oil-and-gas explorer Brigham Exploration. Individual detractors were semiconductor manufacturer Monolithic Power Systems; gaming equipment manufacturer WMS Industries; printing services company Vistaprint; and marine construction company Orion Marine Group.
Throughout the period, we remained true to our investment philosophy. Our primary goal when we buy a stock is to find an opportunity where growth is robust, sustainable, and underestimated by the market.
Our investment process is designed to identify companies that are likely to see sustained positive revisions to growth expectations. Through experience, we have learned that companies with these positive revisions tend to be the most successful stocks, because valuation is a function of the rate and sustainability of growth.

TEN LARGEST EQUITY HOLDINGS[3]
(AS OF SEPTEMBER 30, 2010)

Entropic Communications Incorporated	3.55%
Shutterfly Incorporated	2.90%
SuccessFactors Incorporated	2.35%
Concur Technologies	2.18%
Brigham Exploration Group	2.17%
Volcano Corporation	2.14%
NxStage Medical Incorporated	2.12%
Ariba Incorporated	2.11%
Northern Oil and Gas Incorporated	2.08%
Tractor Supply Company	2.08%

3.	The ten largest equity holdings are calculated based on the value of the Master Portfolios’ securities allocable to the Fund divided by the total investments of the Fund. See Notes to Financial Statements for a discussion of the Master Portfolio. Holdings are subject to change and may have changed since the date specified.

22 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Emerging Growth Fund (continued)
For example, our fundamental research identified underestimated growth at Entropic Communications. Entropic is a fabless semiconductor company and leading provider in the Multimedia over Coax Alliance (MoCA) market, the emerging home networking technology present in multi-room DVR deployments. We recognized that there was significant and underappreciated earnings power in Entropic’s business model, assuming industry-wide adoption of MoCA as the home networking standard. The inflection point arrived in mid-2010 when MoCA was accepted as the dominant standard by both satellite providers and cable companies, leading to accelerated adoption and material revenue and earnings growth for Entropic. For fiscal year 2010, consensus earnings-per-share estimates have risen nearly 90% year to date on a 25% revision in sales, and shares have nearly tripled. Despite strong interest in the stock based on its in-line peer group valuation, we believe that investors still underappreciate the earnings power in the model and expect robust, double-digit top-line growth to drive earnings in 2011.
Our strict sell discipline is as critical as our buy process. For example, when a company’s growth prospects threaten to fall short of market expectations, we tend to quickly reduce our position. One such example during the period was DG FastChannel. As the fast-growing high-definition advertising market began to attract new participants, we began to question the company’s ability to maintain its premium pricing strategy and market share while sustaining its robust revenue and earnings growth. Consequently, we sold it. Our responsiveness allowed us to retain most of the share price gains that the Fund had collected over the previous year.
Low interest rates and relatively slow but improving economic growth, combined with historically low growth stock valuations, typically are positive for growth stocks. Against this backdrop, we believe that emerging growth stocks possessing robust, sustainable, and underappreciated growth should perform well.
While there are signs that the economy continues to improve, there are several macro factors that the market will continue to work through. In addition to high unemployment and the continued deleveraging of the consumer, there remains uncertainty ahead of the midterm elections, which could affect fiscal and tax policies. Also, the markets and the economy are just beginning to feel the impact of several of the reforms introduced this past year, including the health care reform package and stimulus packages. The market is poised to move significantly higher as these issues gain clarity.
In addition, improving fundamentals will be necessary to drive the broader market indexes to higher levels. Stock performance will likely be driven by companies exhibiting strong revenue growth, not just productivity enhancements. Our research is focused on emerging growth companies that possess robust, sustainable revenue and earnings growth that is underappreciated by the market. Given the current environment, we believe that stocks possessing these characteristics will perform well.

4.	Sector distribution is subject to change and represents the sector distribution of the Master Portfolio(s), which is calculated based on total investments of the Master Portfolio(s) excluding cash and cash equivalents. See Notes to Financial Statements for a discussion of the Master Portfolio(s).

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 23
Wells Fargo Advantage Emerging Growth Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

		Including Sales Charge			Excluding Sales Charge			Expense Ratios[6]
	Inception Date	6 Months*	1 Year	Life of Fund	6 Months*	1 Year	Life of Fund	Gross	Net[7]

Class A (WEMAX)	3/31/2008	(1.50)	12.91	(2.83)	4.51	19.80	(1.25)	8.27%	1.45%
Class C (WEMCX)	3/31/2008	3.25	17.85	(1.96)	4.25	18.85	(1.96)	7.98%	2.20%
Administrator Class (WFGDX)	1/31/2007				4.60	19.95	(0.99)	6.93%	1.20%
Institutional Class (WEMIX)	3/31/2008				4.79	20.40	(0.82)	6.79%	0.95%
Investor Class (WFGTX)	1/31/2007				4.53	19.72	(1.25)	7.28%	1.49%
Russell 2000® Growth Index[1]					2.43	14.79	(1.18)

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site at — www.wellsfargo.com/advantagefunds.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	The Fund is a gateway fund in a Master/Gateway structure that invests all of its assets in a single Master Portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests.

Performance shown for Class C shares prior to its inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Performance shown for Class A shares prior to its inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the February 1, 2010 prospectus.

7.	The investment adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio’s fees and expenses, as shown. Without these reductions, the Fund’s returns would have been lower.

24 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Equity Value Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Systematic Financial Management, L.P.
PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA
FUND INCEPTION
August 29, 2003
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010
(EXCLUDING SALES CHARGES)

12 Month

Class A	9.07%
Russell 1000® Value Index[1]	8.90%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site —www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.25% and 1.42%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Equity Value Fund Class A and Administrator Class shares for the life of the Fund with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 25
Wells Fargo Advantage Equity Value Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•	The Fund outpaced its benchmark for the 12-month period that ended September 30, 2010, primarily through strong stock selection, particularly in the financials, energy, and materials sectors.

•	Changes to portfolio positioning at the sector level were modest and can best be described as procyclical, with increases in consumer discretionary and industrials holdings as examples.

•	We remain focused on companies that we believe offer a combination of attractive valuation and improving fundamentals. We remain optimistic about the Fund’s potential to perform well over time.
Stock selection drove results as the market focused on macroeconomic events.
The stock market environment during the 12-month period was generally positive, with a brief—albeit sharp—decline in the second quarter of 2010. Macroeconomic concerns continued to dominate the investment landscape and the minds of investors. As a result, stocks traded in a somewhat homogenous manner, with little differentiation based upon individual company fundamentals. Such an environment creates a headwind for active managers like us, who focus on individual company characteristics. Even with a less-than-favorable backdrop for our strategy, we managed to outpace the benchmark during the period, primarily due to favorable stock selection.
Changes in sector positioning compared with the benchmark were modest, with a procyclical bias; our stock selection drove results.
Changes in our sector positioning were relatively modest and were driven by our bottom-up security selection. On the margin, these changes can be characterized as procyclical, because pockets of relative earnings strength emerged in those sectors most exposed to an improving economy. The largest weighting changes, in the range of about 2.0% to 2.5%, came from increases in our exposure to consumer discretionary and industrials stocks.
One stock that aided performance during the period was Wyndham Worldwide Corporation. Wyndham provides various hospitality products and services, including hotels and vacation rentals/time share programs. During the third quarter of 2010, the company reported strong earnings, once again beating Wall Street consensus estimates due to both better operating margins and higher

3.	Sector distribution is subject to change and represents the sector distribution of the Master Portfolio(s), which is calculated based on total investments of the Master Portfolio(s) excluding cash and cash equivalents. See Notes to Financial Statements for a discussion of the Master Portfolio(s).

26 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Equity Value Fund (continued)

TEN LARGEST EQUITY HOLDINGS[4]
(AS OF SEPTEMBER 30, 2010)

General Electric Company	3.73%
Bank of America Corporation	2.94%
Chevron Corporation	2.56%
Qwest Communications International Incorporated	2.13%
Whiting Petroleum Corporation	1.86%
JPMorgan Chase & Company	1.81%
Citigroup Incorporated	1.79%
Hess Corporation	1.57%
Wyndham Worldwide Corporation	1.56%
Costco Wholesale Corporation	1.55%
revenues. After these results, Wall Street analysts revised their earnings per share estimates for 2010 and 2011 materially higher. Wyndham’s price-to-earnings multiple also expanded, leading to a higher stock price. We believe that analysts will continue to revise Wyndham’s earnings estimates upward as the company benefits from improving trends in the hotel industry and further improvement in operating margins.
One stock that did not meet our expectations during the period was The AES Corporation, a global power company. We purchased AES in May 2009, when the stock traded at a significant valuation discount to its peers and after the company had exceeded consensus Wall Street estimates for earnings and cash flow. Furthermore, we liked the fact that AES had greater exposure to global markets than its peers. During the first quarter of 2010, AES underperformed as the market became increasingly concerned about the risks in certain markets, particularly about the possibility of sovereign debt default. Based upon our anticipation of further negative earnings estimate revisions and the fact that AES was trading at a premium valuation relative to its peers, we decided to sell our position in the stock.
We are optimistic about the markets and the Fund’s potential to outperform.
The stock market’s direction in the near term will likely depend on the tenor of third-quarter earnings reports. We believe that the inventory correction that characterized the early stages of the current economic cycle has largely run its course, and market participants await a sustained rebound in end-market demand that should drive the next phase of economic expansion. We remain optimistic about the equity markets. The economic recovery, while sluggish, seems to be on track, and we believe that the market is attractively valued based upon price-to-earnings multiples. We are also optimistic about our strategy. As the recovery progresses, we would expect investors to once again differentiate between stocks based upon their relative earnings performance. Such a development would provide a favorable backdrop for our strategy. We will continue to manage the portfolio with the same bottom-up, company-focused approach that has succeeded for us over time.

4.	The ten largest equity holdings are calculated based on the value of the Master Trust portfolio securities allocable to the Fund divided by the total investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 27
Wells Fargo Advantage Equity Value Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Date	6 Months*	1 Year	5 Year	Life of Fund	6 Months*	1 Year	5 Year	Life of Fund	Gross	Net[7]

Class A (WLVAX)	8/29/2003	(8.66)	2.80	(1.85)	3.39	(3.09)	9.07	(0.68)	4.26	1.42%	1.25%
Class B (WLVBX)**	8/29/2003	(8.43)	3.34	(1.83)	3.50	(3.43)	8.34	(1.40)	3.50	2.16%	2.00%
Class C (WLVCX)	8/29/2003	(4.45)	7.09	(1.44)	3.48	(3.45)	8.09	(1.44)	3.48	2.17%	2.00%
Administrator Class (WLVIX)	8/29/2003					(2.95)	9.40	(0.40)	4.56	1.24%	1.00%
Institutional Class (WLVSX)	8/31/2006					(2.95)	9.65	(0.24)	4.68	0.97%	0.75%
Russell 1000® Value Index[1]						(2.14)	8.90	(0.48)	4.43

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site at — www.wellsfargo.com/advantagefunds.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	The Fund is a gateway fund in a Master/Gateway structure that invests all of its assets in a single Master Portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests.

Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios is as stated in the February 1, 2010 prospectus.

7.	The investment adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio’s fees and expenses, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses, as shown. Without these reductions, the Fund’s returns would have been lower.

28 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage International Value Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
LSV Asset Management
PORTFOLIO MANAGERS
Josef Lakonishok
Puneet Mansharamani, CFA
Menno Vermeulen, CFA
FUND INCEPTION
October 31, 2003
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010
(EXCLUDING SALES CHARGES)

12 Month

Class A	0.52%
MSCI EAFE® Value Index[1]	(1.67%)
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site —www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.50% and 1.74%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East Value Index (MSCI EAFE Value Index) is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the United States & Canada. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage International Value Fund Class A and Administrator Class shares for the life of the Fund with the MSCI EAFE Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 29
Wells Fargo Advantage International Value Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•	The Fund outperformed the MSCI EAFE Value Index for the 12-month period that ended September 30, 2010. Value stocks lagged significantly in the period, as the MSCI EAFE Value Index was down 1.7% compared with the 8.4% return for the MSCI EAFE Growth Index[3]. This is one of the largest spreads between growth and value stocks over a 12-month period.

•	Sector selection added value, while stock selection was mixed in the period. The Fund’s underweight to financials stocks and overweight to consumer staples relative to the value benchmark had the most significant impact on performance.

•	The sector weights did not change significantly over the past 12 months. The most notable change was the increase in exposure to financials. At the beginning of the period, the Fund’s exposure to financials stood at 24.2%, an underweight relative to the broad market. As of September 30, the financials weight was 27.3%, an overweight of nearly 4%. The increase came at the expense of energy and industrials.
The Fund’s Administrator Class returned 0.80% for the 12-month period, compared with -1.67% for the MSCI EAFE Value and 3.27% for the MSCI EAFE4.
Over the first six months of the reporting period, international markets were modestly positive following the stunning rebound in the equity markets from the March 2009 lows. However, over the past six months, volatility returned to the markets with double-digit losses in the second quarter of 2010, followed by double-digit gains in the third quarter. One of the sources of the renewed volatility was the European debt crisis, which had a negative impact on European equities. In early 2010, Greece’s debt was downgraded to non-investment grade, which was followed by downgrades of the sovereign debt of Spain and Portugal. The European Union and International Monetary Fund orchestrated a massive bailout package in an effort to contain the crisis. This had a negative impact on financials, which, along with utilities, were the weakest sectors in the market during the period. Financials recovered somewhat late in the period, as results of the European bank

TEN LARGEST EQUITY HOLDINGS[5]
(AS OF SEPTEMBER 30, 2010)

Royal Dutch Shell plc	2.50%
Sanofi Aventis SA	1.90%
Astrazeneca plc	1.89%
Banco Santander SA	1.85%
Novartis Limited AG	1.60%
BP plc	1.49%
GlaxoSmithKline plc	1.42%
Vodafone Group	1.42%
BASF SE	1.33%
Allianz SE	1.27%

3.	The Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index is an unmanaged market capitalization index designed to measure the performance of growth securities within developed equity markets, excluding the United States & Canada. You cannot invest directly in an index.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

5.	The ten largest equity holdings are calculated based on the value of the Master Trust portfolio securities allocable to the Fund divided by the total investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

30 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage International Value Fund (continued)
stress tests were better than expected. The best-performing sectors included industrials and consumer staples, with the latter being left behind in the market run-up in early 2009. The Fund’s overweight to both sectors, as well as the underweight to financials, added value in the period. Stock selection was mixed, as our picks in the financials and materials sectors added value while stock selection in the consumer discretionary and telecommunications sectors detracted from performance.
Value stocks trailed growth stocks by a wide margin over the past 12 months. The MSCI EAFE Growth Index gained 8.4%, while the value benchmark declined 1.7%. When higher-multiple stocks outperform, as was the case over the past 12 months, our deep-value approach tends to lag the broad market. We emphasize multiple valuation factors, such as price-to-cash flow, price-to-earnings, price-to-book, and dividend yield, when applying our quantitative stock-ranking model. While it was not the case over the past 12 months, we believe that, over time, investors are rewarded for holding a diversified portfolio of cheap stocks based on these measures.
The Fund’s sector exposures did not change significantly over the past 12 months.
The biggest change in sector exposure over the past 12 months was an increase in the Fund’s financials weight. Financials began the period at 24.2% of the Fund. As of September 30, the financials weight stood at 27.3%. We initiated or increased the Fund’s exposure to Allianz, Credit Suisse, and Mizuho Financial. The increase in financials came at the expense of energy and industrials. Industrials stocks have done well over the past 12 to 18 months, and we sold several stocks in this sector as a result. The Fund’s energy exposure declined about 2%, primarily in the oil and gas group.
We believe that the Fund remains attractive from a valuation standpoint.
Risk aversion seems to be back, which is reflected in the valuation of the Fund. Compared with the beginning of the reporting period, the Fund is cheaper on all metrics that we emphasize, including price-to-cash flow, price-to-earnings, price-to-book, and dividend yield. For instance, the Fund is trading at less than 10 times forward earnings estimates and its holdings are averaging dividend of more than 4%. Valuations in the Fund, while not as attractive as they were at market lows in early 2009, are very attractive relative to history. We believe that if we remain true to our deep-value approach, investors will benefit over time from holding a portfolio of companies with such attractive valuations.

6.	Geographic allocation is subject to change and represents the geographic allocation of the Master Portfolio, which is calculated based on the total net assets of the Master Portfolio. See Notes to Financial Statements for a discussion of the Master Portfolio.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 31
Wells Fargo Advantage International Value Fund (continued)
AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[8]
	Date	6 Months*	1 Year	5 Year	Life of Fund	6 Months*	1 Year	5 Year	Life of Fund	Gross	Net[9]

Class A (WFFAX)	10/31/2003	(5.90)	(5.26)	(1.29)	4.85	(0.16)	0.52	(0.12)	5.75	1.74%	1.50%
Class B (WFVBX)**	4/8/2005	(5.56)	(5.16)	(1.31)	4.94	(0.56)	(0.16)	(0.89)	4.94	2.50%	2.25%
Class C (WFVCX)	4/8/2005	(1.56)	(1.21)	(0.89)	4.93	(0.56)	(0.21)	(0.89)	4.93	2.49%	2.25%
Administrator Class (WFVDX)	4/8/2005					(0.08)	0.80	0.09	5.92	1.56%	1.25%
Institutional Class (WFVIX)	8/31/2006					0.08	1.01	0.26	6.05	1.28%	1.05%
MSCI EAFE® Value Index[1]						(1.71)	(1.67)	1.09	7.00

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available at the Fund’s Web site at — www.wellsfargo.com/advantagefunds.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

7.	The Fund is a gateway fund in a Master/Gateway structure that invests all of its assets in a single Master Portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests.

Performance shown for Classes B and C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class B and C shares. Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Performance shown for the Administrator Class shares prior to its inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher.

8.	Reflects the expense ratios as stated in the February 1, 2010 prospectus.

9.	The investment adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio’s fees and expenses, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses, as shown. Without these reductions, the Fund’s returns would have been lower.

32 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small Company Growth Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Peregrine Capital Management, Inc.
PORTFOLIO MANAGERS
William A. Grierson, CFA
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA
FUND INCEPTION
December 31, 1982
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010
(EXCLUDING SALES CHARGES)

12 Month

Class A	14.39%
Russell 2000® Growth Index[1]	14.79%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.45% and 1.57%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 2000 Growth Index measures the performance shown of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Small Company Growth Fund Class A and Administrator Class shares for the most recent ten years with the Russell 2000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 33
Wells Fargo Advantage Small Company Growth Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•	The Fund underperformed the benchmark during the 12-month period that ended September 30, 2010—a year marked by frequent back-and-forth shifts in investor sentiment, ranging from cautious optimism to extreme pessimism.

•	Performance benefited from strength in holdings within the energy and technology sectors, while consumer discretionary and industrials stocks hampered total return.

•	Despite investor anxiety, we continue to believe that sustained economic growth lies ahead. This environment should favor companies with above-average earnings growth and attractive valuations. We believe the Fund is well positioned to benefit from this trend.
Investors cannot seem to decide between optimism and pessimism.
Entering the fall of 2009—the beginning of the reporting period—investors seemed to feel that the worst of the economic and stock market downturn was behind us. Stocks were up sharply off their March 2009 lows, and forward-looking indicators pointed toward strong economic and earnings growth. That cautious optimism prevailed through the first quarter of 2010 but quickly turned into pessimism during the second quarter. In the third quarter, each month reflected a different mood within the markets—beginning with a strong July, followed by a very weak August, followed by a very strong September. This extreme price volatility has been at odds with steady and strong improvement in corporate earnings.
The Wells Fargo Advantage Small Company Growth Fund benefited from strong performances from a broad range of companies. Stocks like OSI Systems Inc. in airport and border security; Riverbed Technology, a leader in wide area network, or WAN, optimization; and Concho Resources, a leading independent energy company focused on oil assets in the Permian Basin, were particularly strong contributors to performance. Six takeovers—SkillSoft, Phase Forward, Argon ST, HealthGrades, Crucell, and Netezza Corporation—also aided returns. Stocks detracting from performance included Genoptix, a specialized cancer lab company; Sykes Enterprises, a call center provider; and Horsehead Holding Corp., a niche provider of zinc recycling services. Each of these companies was negatively affected by fundamental uncertainties unique to their businesses and was sold from the portfolio.

34 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small Company Growth Fund (continued)

TEN LARGEST EQUITY HOLDINGS[3]
(AS OF SEPTEMBER 30, 2010)

Rovi Corporation	1.63%
SuccessFactors Incorporated	1.50%
OSI Systems Incorporated	1.47%
Parametric Technology Corporation	1.45%
Briggs & Stratton Corporation	1.35%
Atmel Corporation	1.23%
Medidata Solutions Incorporated	1.19%
Crucell NV ADR	1.18%
Alere Incorporated	1.18%
DexCom Incorporated	1.17%
Our investment process is purely bottom-up, focused on identifying the best investment opportunities at the individual security level.
The Fund’s purchases and sales are driven by our disciplined, bottom-up investment process. Simply stated, we seek stocks that have above-market earnings growth and that sell at attractive valuations. Some new purchases during the period included wireless networking leader Aruba Networks; Complete Production Services Inc. in energy; and STR Holdings Inc., the leader in solar cell encapsulation technologies. Selected stocks sold during the period included McMoRan Exploration Co., which reached fair value; Texas Roadhouse, which was sold in favor of more attractive opportunities; and the aforementioned Genoptix, which was sold in response to deteriorating fundamental.
Market volatility is masking steady improvement in fundamentals.
The recession of 2008 forced many companies into survival mode, in which they focused on cutting costs, reducing payrolls, and cleaning up their balance sheets. As a result, entering the recovery in 2009, many small-cap companies were in strong financial positions with excellent cost structures, allowing them to post sizable earnings gains as revenues began to grow. Employment growth, the final piece of the recovery puzzle, is likely to return more slowly, as companies take time to become confident in the durability of the recovery during 2011. Our investment process remains consistent, seeking to identify fast-growing companies with attractive valuations, as measured by forward price/earnings (P/E) ratios. The Fund’s characteristics are consistent with this objective, with a forward 12-month P/E ratio of 15 times and long-term forecast earnings growth of 20%. We believe the Fund’s companies are well positioned to experience consistent and good growth, which should provide strong relative returns.

3.	The ten largest equity holdings are calculated based on the value of the Master Trust portfolio securities allocable to the Fund divided by the total investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

4.	Sector distribution is subject to change and represents the sector distribution of the Master Portfolio(s), which is calculated based on total investments of the Master Portfolio(s) excluding cash and cash equivalents. See Notes to Financial Statements for a discussion of the Master Portfolio(s).

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 35
Wells Fargo Advantage Small Company Growth Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]

Class A (WFSAX)	1/30/2004	(3.24)	7.82	(0.43)	0.62	2.66	14.39	0.75	1.21	1.57%	1.45%
Class B (WFSBX)**	1/30/2004	(2.75)	8.54	(0.41)	0.69	2.25	13.54	(0.01)	0.69	2.32%	2.20%
Class C (WSMCX)	1/30/2004	1.28	12.62	0.03	0.54	2.28	13.62	0.03	0.54	2.32%	2.20%
Administrator Class (NVSCX)	11/11/1994					2.80	14.76	1.03	1.48	1.38%	1.20%
Institutional Class (WSCGX)	3/31/2008					2.93	14.98	1.13	1.53	1.11%	0.95%
Russell 2000 Growth Index[1]						2.43	14.79	2.35	(0.13)

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site at — www.wellsfargo.com/advantagefunds.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	The Fund is a gateway fund in a Master/Gateway structure that invests all of its assets in a single Master Portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests.

Performance shown prior to the inception of the Class A, Class B, and Class C on January 30, 2004, reflects the performance of the Administrator Class, adjusted to reflect Class A, Class B, and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of the Institutional Class on March 31, 2008, reflects the performance of the Administrator Class, and includes expenses that are not applicable to and are higher than those of the Institutional Class.

6.	Reflects the expense ratios as stated in the February 1, 2010 prospectus.

7.	The investment adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio’s fees and expenses but excluding certain other expenses, as shown. Without these reductions, the Fund’s returns would have been lower.

36 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small Company Value Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Peregrine Capital Management, Inc.
FUND MANAGERS
Jason R. Ballsrud, CFA
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA
FUND INCEPTION
June 1, 1997
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010
(EXCLUDING SALES CHARGES)

12 Month

Class A	15.53%
Russell 2000® Value Index[1]	11.84%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.45% and 1.57%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.     The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
2.     The chart compares the performance of the Wells Fargo Advantage Small Company Value Fund Class A and Administrator Class shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 37
Wells Fargo Advantage Small Company Value Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•	As the markets continued their recovery, the Fund outperformed its benchmark. The outperformance was driven by strong stock selection in pure small-value names, as well as by an increase in merger and acquisition (M&A) activity.

•	The portfolio remained broadly diversified and included between 90 and 110 stocks at various times throughout the 12-month period.

•	The Fund was able to identify several small-cap value names that had not yet fully participated in the broad market recovery. These names tend to be underfollowed and we believe were selling at attractive valuations. As the recovery matured and broadened, investors went bargain hunting and these stocks outperformed.
Continuing the rally that began in early 2009, stock market performance remained strong over the 12-month period.
Our investment process, with its emphasis on deep value, leads us to invest in companies that are generally more economically sensitive to recoveries and downturns than the market as a whole. The Fund thus tends to perform best in recovering and normal markets. We would describe the current market as being in the latter stages of a recovery and moving into the normal range.
During the period, the Fund was able to generate outperformance from two primary sources. The first was identifying those small-cap value names that had not yet fully participated in the broad market recovery. These names tend to be underfollowed and were therefore selling at attractive valuations. As the recovery matured and broadened, investors went bargain hunting and these stocks outperformed. The Fund also benefited from the return of M&A activity as the credit markets continued to thaw. We estimate that 7% of the portfolio holdings (as measured by assets) were takeover targets over the 12-month period, commanding an average premium of 45% over the prior day’s close. Although we do not know whether acquired firms will continue to fetch such premiums, or whether our portfolio will continue to benefit from such premiums, we do expect to see further M&A activity. Many corporations are holding a record amount of cash on their balance sheets, and acquisitions can provide an effective way to put that cash to work.

3.     Sector distribution is subject to change and represents the sector distribution of the Master Portfolio(s), which is calculated based on total investments of the Master Portfolio(s) excluding cash and cash equivalents. See Notes to Financial Statements for a discussion of the Master Portfolio(s).

38 Wells Fargo Equity Gateway Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small Company Value Fund (continued)
On a sector basis, the Fund’s strongest performance came within the industrials and financials sectors. The energy sector was a relative detractor, as the Fund’s energy names were hit hard in the aftermath of the Gulf of Mexico oil spill. We believe that many of these names will recover as the aftershock of the disaster abates and business slowly returns to the region. The Fund also saw poor results from its telecommunication services and information technology holdings.
Portfolio turnover was primarily driven by profit taking.

TEN LARGEST EQUITY HOLDINGS[4]
(AS OF SEPTEMBER 30, 2010)

RF Micro Devices Incorporated	3.26%
Atlas Air Worldwide Holdings Incorporated	2.80%
AirTran Holdings Incorporated	2.74%
Iradium Communications Incorporated	2.69%
Gaylord Entertainment Company	2.67%
LaSalle Hotel Properties	2.63%
Chart Industries Incorporated	2.49%
Cinemark Holdings Incorporated	2.45%
Berry Petroleum Company Class A	2.42%
Portland General Electric Company	2.35%
Changes to the Fund’s portfolio were consistent with our strict, value-oriented investment process. Following our sell discipline, we sold stocks that had reached our estimates of fair value relative to their peer groups. M&A activity in the portfolio also drove turnover as holdings that were targets of corporate activity were sold to the acquiring companies.
During the 12-month period, we added 34 new positions from different sectors to the Fund. The number of holdings in the Fund continued to range between 90 and 110 at any given time, with all of our holdings possessing strong value characteristics.
We remain confident in our deep-value investment philosophy and believe that the Fund is well positioned to benefit from the maturing economic recovery.
We believe that stock valuations remain well below their long-term averages, which should create a significant opportunity for total returns as markets continue to stabilize and return to health. In our view, such an environment would provide a favorable backdrop for our deep-value investment strategy.

4.	The ten largest equity holdings are calculated based on the value of the Master Portfolios’ securities allocable to the Fund divided by the total investments of the Fund. See Notes to Financial Statements for a discussion of the Master Portfolio. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Equity Gateway Funds 39
Wells Fargo Advantage Small Company Value Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]

Class A (SCVAX)	1/31/2002	(5.58)	8.89	(2.32)	7.32	0.18	15.53	(1.16)	7.95	1.57%	1.45%
Class B (SCVBX)**	1/31/2002	(5.19)	9.98	(2.29)	7.38	(0.19)	14.98	(1.86)	7.38	2.32%	2.20%
Class C (SCVFX)	8/30/2002	(1.19)	13.98	(1.85)	7.17	(0.19)	14.98	(1.85)	7.17	2.32%	2.20%
Administrator Class (SCVIX)	1/31/2002					0.26	16.20	(0.87)	8.22	1.39%	1.20%
Institutional Class (SCVNX)	7/30/2010					0.26	16.20	(0.87)	8.22	1.07%	1.00%
Russell 2000® Value Index[1]						(1.90)	11.84	0.73	7.72

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site at — www.wellsfargo.com/advantagefunds.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Instituional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	The Fund is a gateway fund in a Master/Gateway structure that invests all of its assets in a single Master Portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests.

Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Performance shown for the Administrator Class, Class A, Class B and Class C shares prior to their inception reflects the performance of the Small Company Value Portfolio, a master portfolio in which the Fund invests, adjusted to reflect Administrator Class, Class A, Class B and Class C expenses. The Small Company Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund.

6.	Reflects the expense ratios as stated in the February 1, 2010 prospectus. For Institutional Class as stated in the July 30, 2010 prospectus.

7.	The investment adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio, including the underlying master portfolio’s fees and expenses but excluding certain other expenses, as shown. The investment adviser has contractually committed through September 30, 2012, to waive fees and/or reimburse expenses to the extent necessary to maintain the net expense ratio, including the underlying master portfolio’s fees and expenses, but excluding certain other expenses, as shown for the Institutional Class. Without these reductions, the Fund’s returns would have been lower.

40       Wells Fargo Equity Gateway Funds
Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2010 to September 30, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During the	Net Annual
	04-01-2010	09-30-2010	Period[1]	Expense Ratio

Wells Fargo Advantage C&B Large Cap Value Fund
Class A
Actual	$1,000.00	$979.06	$5.71	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Class B
Actual	$1,000.00	$975.10	$9.41	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Class C
Actual	$1,000.00	$975.07	$9.41	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Administrator Class
Actual	$1,000.00	$980.34	$4.72	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Institutional Class
Actual	$1,000.00	$980.42	$3.48	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55	0.70%
Investor Class
Actual	$1,000.00	$979.00	$5.95	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%

Fund Expenses (Unaudited)	Wells Fargo Equity Gateway Funds 41

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During the	Net Annual
	04-01-2010	09-30-2010	Period[1]	Expense Ratio

Wells Fargo Advantage Diversified Equity Fund
Class A
Actual	$1,000.00	$986.92	$6.23	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Class B
Actual	$1,000.00	$983.57	$9.95	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Class C
Actual	$1,000.00	$983.48	$9.94	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Administrator Class
Actual	$1,000.00	$988.13	$4.98	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%
Wells Fargo Advantage Diversified Small Cap Fund

Administrator Class
Actual	$1,000.00	$1,011.16	$5.04	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%
Wells Fargo Advantage Emerging Growth Fund

Class A
Actual	$1,000.00	$1,045.10	$7.54	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.44	1.47%
Class C
Actual	$1,000.00	$1,042.46	$11.37	2.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.94	$11.21	2.22%
Administrator Class
Actual	$1,000.00	$1,045.95	$6.15	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Institutional Class
Actual	$1,000.00	$1,047.93	$4.88	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Investor Class
Actual	$1,000.00	$1,045.25	$7.74	1.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.64	1.51%
Wells Fargo Advantage Equity Value Fund

Class A
Actual	$1,000.00	$969.14	$6.17	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Class B
Actual	$1,000.00	$965.75	$9.86	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Class C
Actual	$1,000.00	$965.49	$9.85	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Administrator Class
Actual	$1,000.00	$970.49	$4.94	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%
Institutional Class
Actual	$1,000.00	$970.49	$3.70	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

42 Wells Fargo Equity Gateway Funds	Fund Expenses (Unaudited)

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During the	Net Annual
	04-01-2010	09-30-2010	Period[1]	Expense Ratio

Wells Fargo Advantage International Value Fund
Class A
Actual	$1,000.00	$998.41	$7.51	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
Class B
Actual	$1,000.00	$994.40	$11.25	2.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.79	$11.36	2.25%
Class C
Actual	$1,000.00	$994.36	$11.25	2.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.79	$11.36	2.25%
Administrator Class
Actual	$1,000.00	$999.20	$6.26	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Institutional Class
Actual	$1,000.00	$1,000.80	$5.27	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Wells Fargo Advantage Small Company Growth Fund

Class A
Actual	$1,000.00	$1,026.61	$7.37	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33	1.45%
Class B
Actual	$1,000.00	$1,022.54	$11.15	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.04	$11.11	2.20%
Class C
Actual	$1,000.00	$1,022.80	$11.16	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.04	$11.11	2.20%
Administrator Class
Actual	$1,000.00	$1,027.96	$6.10	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Institutional Class
Actual	$1,000.00	$1,029.27	$4.83	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Wells Fargo Advantage Small Company Value Fund

Class A
Actual	$1,000.00	$1,001.76	$7.28	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33	1.45%
Class B
Actual	$1,000.00	$998.11	$11.02	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.04	$11.11	2.20%
Class C
Actual	$1,000.00	$998.11	$11.02	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.04	$11.11	2.20%

Fund Expenses (Unaudited)	Wells Fargo Equity Gateway Funds 43

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During the	Net Annual
	04-01-2010	09-30-2010	Period[1]	Expense Ratio

Wells Fargo Advantage Small Company Value Fund (continued)
Administrator Class
Actual	$1,000.00	$1,002.60	$6.02	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Institutional Class
Actual	$1,000.00	$1,002.60	$5.02	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period.)

44       Wells Fargo Equity Gateway Funds
Portfolio of Investments—September 30, 2010

C&B LARGE CAP VALUE FUND

Face/Share
Amount	Security Name		Value
Investments in Affiliated Master Portfolios: 100.26%
NA	Wells Fargo Advantage C&B Large Cap Value Portfolio		$340,852,241

Total Investments in Affiliated Master Portfolios (Cost $318,019,906)			340,852,241

Total Investments in Securities

(Cost $318,019,906)*		100.26%	340,852,241
Other Assets and Liabilities, Net		(0.26)	(869,138)

Total Net Assets		100.00%	$339,983,103

*	Cost for federal income tax purposes is substantially the same as cost for financial reporting purposes.
DIVERSIFIED EQUITY FUND

Face/Share
Amount	Security Name	Value
Investments in Affiliated Master Portfolios: 100.86%
NA	Wells Fargo Advantage C&B Large Cap Value Portfolio	$38,364,978
NA	Wells Fargo Advantage Disciplined Growth Portfolio	22,993,394
NA	Wells Fargo Advantage Disciplined Value Portfolio	38,027,300
NA	Wells Fargo Advantage Emerging Growth Portfolio	5,391,210
NA	Wells Fargo Advantage Equity Value Portfolio	38,319,254
NA	Wells Fargo Advantage Index Portfolio	114,919,717
NA	Wells Fargo Advantage International Core Portfolio	17,288,513
NA	Wells Fargo Advantage International Growth Portfolio	17,269,771
NA	Wells Fargo Advantage International Index Portfolio	17,197,940
NA	Wells Fargo Advantage International Value Portfolio	17,215,114
NA	Wells Fargo Advantage Large Cap Appreciation Portfolio	11,512,811
NA	Wells Fargo Advantage Large Company Growth Portfolio	80,520,936
NA	Wells Fargo Advantage Small Cap Index Portfolio	15,362,341
NA	Wells Fargo Advantage Small Company Growth Portfolio	10,033,360
NA	Wells Fargo Advantage Small Company Value Portfolio	1,523,559
NA	Wells Fargo Advantage Strategic Small Cap Value Portfolio	13,923,558

Total Investments in Affiliated Master Portfolios (Cost $426,717,107)		459,863,756

Total Investments in Securities
(Cost $426,717,107)*	100.86%	459,863,756
Other Assets and Liabilities, Net	(0.86)	(3,914,921)

Total Net Assets	100.00%	$455,948,835

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Equity Gateway Funds 45
DIVERSIFIED SMALL CAP FUND

Face/Share
Amount	Security Name	Value
Investments in Affiliated Master Portfolios: 99.71%
NA	Wells Fargo Advantage Emerging Growth Portfolio	$13,999,261
NA	Wells Fargo Advantage Small Cap Index Portfolio	39,140,602
NA	Wells Fargo Advantage Small Company Growth Portfolio	26,144,356
NA	Wells Fargo Advantage Small Company Value Portfolio	3,885,316
NA	Wells Fargo Advantage Strategic Small Cap Value Portfolio	35,584,454

Total Investments in Affiliated Master Portfolios (Cost $98,288,895)		118,753,989

Total Investments in Securities (Cost $98,288,895)*	99.71%	118,753,989
Other Assets and Liabilities, Net	0.29	345,726

Total Net Assets	100.00%	$119,099,715

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.
EMERGING GROWTH FUND

Face/Share
Amount	Security Name	Value
Investments in Affiliated Master Portfolios: 98.71%
NA	Wells Fargo Advantage Emerging Growth Portfolio	$3,913,602

Total Investments in Affiliated Master Portfolios (Cost $3,328,851)		3,913,602

Total Investments in Securities (Cost $3,328,851)*	98.71%	3,913,602
Other Assets and Liabilities, Net	1.29	51,336

Total Net Assets	100.00%	$3,964,938

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.
The accompanying notes are an integral part of these financial statements.

46 Wells Fargo Equity Gateway Funds	Portfolio of Investments—September 30, 2010
EQUITY VALUE FUND

Face/Share
Amount	Security Name	Value
Investments in Affiliated Master Portfolios: 99.99%
NA	Wells Fargo Advantage Equity Value Portfolio	$200,620,384

Total Investments in Affiliated Master Portfolios (Cost $180,542,175)		200,620,384

Total Investments in Securities (Cost $180,542,175)*	99.99%	200,620,384
Other Assets and Liabilities, Net	0.01	20,813

Total Net Assets	100.00%	$200,641,197

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.
INTERNATIONAL VALUE FUND

Face/Share
Amount	Security Name	Value
Investments in Affiliated Master Portfolios: 99.91%
NA	Wells Fargo Advantage International Value Portfolio	$268,836,106

Total Investments in Affiliated Master Portfolios (Cost $300,527,031)		268,836,106

Total Investments in Securities (Cost $300,527,031)*	99.91%	268,836,106
Other Assets and Liabilities, Net	0.09	245,573

Total Net Assets	100.00%	$269,081,679

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Equity Gateway Funds 47
SMALL COMPANY GROWTH FUND

Face/Share
Amount	Security Name	Value
Investments in Affiliated Master Portfolios: 106.68%
NA	Wells Fargo Advantage Small Company Growth Portfolio	$260,343,280

Total Investments in Affiliated Master Portfolios (Cost $261,931,147)		260,343,280

Total Investments in Securities (Cost $261,931,147)*	106.68%	260,343,280
Other Assets and Liabilities, Net	(6.68)	(16,294,188)

Total Net Assets	100.00%	$244,049,092

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.
SMALL COMPANY VALUE FUND

Shares	Security Name	Value
Investment Companies: 100.21%
NA	Wells Fargo Advantage Small Company Value Portfolio	$86,604,511

Total Investment Companies (Cost $65,962,148)		86,604,511

Total Investments in Securities (Cost $65,962,148)*	100.21%	86,604,511
Other Assets and Liabilities, Net	(0.21)	(178,564)

Total Net Assets	100.00%	$86,425,947

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.
The accompanying notes are an integral part of these financial statements.

48     Wells Fargo Equity Gateway Funds
Statements of Assets and Liabilities—September 30, 2010

	C&B Large	Diversified
	Cap Value	Equity
	Fund	Fund

Assets
Investments in affiliated Master Portfolio(s), at value (see cost below)	$340,852,241	$459,863,756
Receivable for Fund shares sold	194,443	783,716
Receivable from investment advisor	0	0
Prepaid expenses and other assets	64,667	28,079

Total assets	341,111,351	460,675,551

Liabilities
Payable for Fund shares redeemed	1,034,183	4,300,333
Investment advisory fee payable	0	105,261
Distribution fees payable	8,208	15,380
Due to other related parties	10,226	92,483
Shareholder report fees payable	5,395	98,014
Shareholding servicing fees payable	53,464	95,266
Professional fees payable	16,772	13,194
Accrued expenses and other liabilities	0	6,785

Total liabilities	1,128,248	4,726,716

Total net assets	$339,983,103	$455,948,835

NET ASSETS CONSIST OF
Paid-in capital	$441,985,846	$462,842,733
Undistributed (overdistributed) net investment income (loss)	3,620,809	1,771,015
Accumulated net realized losses on investments	(128,455,887)	(41,811,562)
Net unrealized gains (losses) on investments	22,832,335	33,146,649

Total net assets	$339,983,103	$455,948,835

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets — Class A	$31,038,450	$85,735,111
Shares outstanding — Class A	4,152,071	3,443,936
Net asset value per share — Class A	$7.48	$24.89
Maximum offering price per share — Class A2	$7.94	$26.41
Net assets — Class B	$6,951,291	$7,825,294
Shares outstanding — Class B	934,542	335,169
Net asset value per share — Class B	$7.44	$23.35
Net assets — Class C	$6,607,173	$3,279,717
Shares outstanding — Class C	889,390	137,738
Net asset value per share — Class C	$7.43	$23.81
Net assets — Administrator Class	$114,663,802	$359,108,713
Shares outstanding — Administrator Class	15,341,009	14,374,240
Net asset value per share — Administrator Class	$7.47	$24.98
Net assets — Institutional Class	$95,466,430	NA
Shares outstanding — Institutional Class	12,709,763	NA
Net asset value per share — Institutional Class	$7.51	NA
Net assets — Investor Class	$85,255,957	NA
Shares outstanding — Investor Class	11,426,875	NA
Net asset value per share — Investor Class	$7.46	NA

Total investments in affiliated Master Portfolio(s) at cost	$318,019,906	$426,717,107

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering priced is reduced.
The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—September 30, 2010	Wells Fargo Equity Gateway Funds 49

Diversified	Emerging	Equity	International	Small	Small
Small Cap	Growth	Value	Value	Company	Company
Fund	Fund	Fund	Fund	Growth Fund	Value Fund

$118,753,989	$3,913,602	$200,620,384	$268,836,106	$260,343,280	$86,604,511
594,189	16,481	307,568	804,276	362,515	22,227
0	8,785	0	64,634	0	1,910
14,175	44,532	55,493	39,150	33,070	28,888

119,362,353	3,983,400	200,983,445	269,744,166	260,738,865	86,657,536

100,856	0	281,945	497,456	16,583,004	109,627
29,950	0	0	0	0	0
0	33	690	607	629	2,319
13,998	1,140	4,229	33,162	14,965	0
73,667	0	13,293	59,992	18,769	85,754
23,330	760	25,337	53,309	54,121	16,891
17,368	16,529	16,127	16,688	16,130	16,168
3,469	0	627	1,273	2,155	830

262,638	18,462	342,248	662,487	16,689,773	231,589

$119,099,715	$3,964,938	$200,641,197	$269,081,679	$244,049,092	$86,425,947

$234,295,026	$5,352,146	$260,292,529	$352,841,789	$348,802,862	$210,720,587
(103,865)	(15,287)	962,774	5,516,216	(756,410)	536,741
(135,556,540)	(1,956,672)	(80,692,315)	(57,585,401)	(102,409,493)	(145,473,744)
20,465,094	584,751	20,078,209	(31,690,925)	(1,587,867)	20,642,363

$119,099,715	$3,964,938	$200,641,197	$269,081,679	$244,049,092	$86,425,947

NA	$141,569	$4,427,716	$6,791,910	$4,042,036	$22,492,422
NA	14,902	381,056	539,874	190,414	1,976,639
NA	$9.50	$11.62	$12.58	$21.23	$11.38
NA	$10.08	$12.33	$13.35	$22.53	$12.07
NA	NA	$506,366	$338,614	$250,693	$2,079,132
NA	NA	43,819	27,271	12,555	196,414
NA	NA	$11.56	$12.42	$19.97	$10.59
NA	$57,822	$606,497	$665,103	$819,538	$1,762,864
NA	6,201	52,885	53,937	40,589	166,498
NA	$9.32	$11.47	$12.33	$20.19	$10.59
$119,099,715	$50,639	$121,655,798	$259,767,596	$237,761,390	$60,081,271
10,959,549	5,296	10,277,534	20,746,577	10,958,320	5,202,596
$10.87	$9.56	$11.84	$12.52	$21.70	$11.55
NA	$10,200	$73,444,820	$1,518,456	$1,175,435	$10,258
NA	1,060	6,201,505	120,702	53,900	888
NA	$9.62	$11.84	$12.58	$21.81	$11.55
NA	$3,704,708	NA	NA	NA	NA
NA	391,194	NA	NA	NA	NA
NA	$9.47	NA	NA	NA	NA

$98,288,895	$3,328,851	$180,542,175	$300,527,031	$261,931,147	$65,962,148

50     Wells Fargo Equity Gateway Funds
Statements of Operations—For the Year Ended September 30, 2010

	C&B Large	Diversified
	Cap Value	Equity
	Fund	Fund

Investment income
Dividends allocated from affiliated Master Portfolio(s)*	$9,560,629	$7,894,594
Interest allocated from affiliated Master Portfolio(s)	19,297	132,190
Expenses allocated from affiliated Master Portfolio(s)	(3,224,338)	(2,942,804)
Waivers allocated from affiliated Master Portfolio(s)	83,382	357,045

Total investment income	6,438,970	5,441,025

Expenses
Advisory fee	0	1,088,882
Administration fees
Fund level	229,421	217,776
Class A	92,036	230,772
Class B	21,631	24,592
Class C	18,450	8,173
Administrator Class	192,883	338,704
Institutional Class	26,606	NA
Investor Class	687,539	NA
Shareholder servicing fees
Class A	83,426	209,076
Class B	19,587	22,119
Class C	16,725	7,441
Administrator Class	468,644	841,772
Investor Class	462,017	NA
Accounting fees	16,280	23,408
Distribution fees
Class B	58,761	66,873
Class C	50,175	22,291
Professional fees	30,936	26,251
Registration fees	70,000	26,803
Shareholder report expenses	120,001	112,454
Trustees’ fees and expenses	10,578	9,441
Other fees and expenses	15,633	37,662

Total expenses	2,691,329	3,314,490

Less
Fee waivers and/or expense reimbursements	(890,353)	(1,213,495)

Net expenses	1,800,976	2,100,995

Net investment income (loss)	4,637,994	3,340,030

REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS
Net realized gains or losses from securities transaction allocated from Master Portfolio(s)	(35,958,385)	55,288,551
Net change in unrealized gains or losses from securities transactions allocated from Master Portfoio(s)	60,419,084	(16,877,537)

Net realized and unrealized gains (losses) on investments	24,460,699	38,411,014

Net increase in net assets resulting from operations	$29,098,693	$41,751,044

* Net of foreign withholding taxes of	$37,423	0

1.	Class commenced operations on July 30, 2010.
        The accompanying notes are an integral part of these financial statements.

Statements of Operations—For the Year Ended September 30, 2010	Wells Fargo Equity Gateway Funds 51

Diversified	Emerging	Equity	International	Small	Small
Small Cap	Growth	Value	Value	Company	Company
Fund	Fund	Fund	Fund	Growth Fund	Value Fund

$1,373,358	$9,602	$3,419,336	$8,545,847	$932,035	$1,105,567
7,733	138	5,670	11,762	82,518	3,807
(991,934)	(34,978)	(1,554,091)	(2,952,200)	(2,307,382)	(843,141)
46,473	2,959	39,445	342,868	23,562	1,934

435,630	(22,279)	1,910,360	5,948,277	(1,269,267)	268,167

350,228	0	0	0	0	0

70,046	1,710	109,594	123,212	132,840	47,179
NA	226	13,011	21,578	8,654	63,879
NA	NA	1,665	1,216	756	6,996
NA	57	1,781	1,948	2,073	4,257
140,091	19	144,868	235,842	260,756	66,888
NA	7	54,634	1,319	160	1[1]
NA	12,113	NA	NA	NA	NA

NA	206	10,977	18,368	7,828	57,697
NA	NA	1,507	1,096	682	6,349
NA	53	1,615	1,759	1,873	3,879
347,972	47	341,093	588,953	652,194	166,817
NA	8,219	NA	NA	NA	NA
9,788	8,865	17,225	17,629	17,284	7,112

NA	NA	4,521	3,288	2,046	19,019
NA	158	4,844	5,277	5,619	11,618
32,115	30,735	30,873	30,571	26,835	30,873
15,043	54,998	29,999	45,001	45,001	32,000
65,177	1,000	40,000	59,999	50,773	84,001
10,607	10,578	10,578	10,578	10,578	10,578
15,602	4,536	8,093	8,448	8,837	8,050

1,056,669	133,527	826,878	1,176,082	1,234,789	627,193

(603,500)	(114,300)	(296,230)	(765,145)	(316,434)	(235,003)

453,169	19,227	530,648	410,937	918,355	392,190

(17,539)	(41,506)	1,379,712	5,537,340	(2,187,622)	(124,023)

(1,831,960)	568,446	20,092,871	(16,956,055)	36,495,540	20,606,462
17,928,149	76,360	(943,973)	14,710,904	3,004,117	(11,350,203)

16,096,189	644,806	19,148,898	(2,245,151)	39,499,657	9,256,259

$16,078,650	$603,300	$20,528,610	$3,292,189	$37,312,035	$9,132,236

$372	0	0	$1,103,383	0	0

52       Wells Fargo Equity Gateway Funds
Statements of Changes in Net Assets

	C&B Large Cap Value Fund
	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

Operations
Net investment income (loss)	$4,637,994	$6,912,292
Net realized gains or losses on investments	(35,958,385)	(53,403,856)
Net change in unrealized gains (losses) on investments	60,419,084	24,634,242

Net increase (decrease) in net assets resulting from operations	29,098,693	(21,857,322)

Distributions to shareholders from
Net investment income
Class A	(382,177)	(622,542)
Class B	(29,793)	(96,851)
Class C	(29,114)	(66,446)
Administrator Class	(2,682,789)	(4,072,816)
Institutional Class	(427,090)	(623,027)
Investor Class	(2,494,070)	(2,774,348)
Net realized gains
Class A	0	(343)
Class B	0	(111)
Class C	0	(79)
Administrator Class	0	(2,377)
Institutional Class	0	(250)
Investor Class	0	(1,425)

Total distributions to shareholders	(6,045,033)	(8,260,615)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	597,784	4,351,800	1,369,183	7,974,758
Class B	950	6,827	20,768	116,199
Class C	79,488	575,853	87,922	477,977
Administrator Class	3,340,572	24,042,466	19,104,506	105,648,299
Institutional Class	9,629,025	69,363,008	550,515	3,411,024
Investor Class	9,583,038	69,568,098	15,826,255	92,577,525

		167,908,052		210,205,782

Net asset value of shares issued in reinvestment of distributions
Class A	49,264	356,182	98,506	543,758
Class B	3,943	28,504	16,909	93,335
Class C	3,689	26,635	11,239	62,037
Administrator Class	236,540	1,707,820	563,872	3,106,959
Institutional Class	49,996	361,970	94,122	519,556
Investor Class	341,703	2,463,677	475,597	2,620,557

		4,944,788		6,946,202

Payment for shares redeemed
Class A	(1,280,290)	(9,284,320)	(1,906,421)	(10,994,479)
Class B	(319,445)	(2,312,844)	(557,098)	(3,213,938)
Class C	(169,891)	(1,237,233)	(362,394)	(2,029,988)
Administrator Class	(19,730,392)	(143,163,550)	(22,046,208)	(130,035,108)
Institutional Class	(719,404)	(5,320,552)	(443,184)	(2,672,723)
Investor Class	(26,846,096)	(192,739,685)	(7,992,843)	(45,289,314)

		(354,058,184)		(194,235,550)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Equity Gateway Funds 53

Diversified Equity Fund		Diversified Small Cap Fund
Year Ended	Year Ended	Year Ended	Year Ended
September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009

$3,340,030	$8,057,233	$(17,539)	$1,493,431
55,288,551	(77,096,817)	(1,831,960)	(95,260,900)
(16,877,537)	17,291,905	17,928,149	48,911,717

41,751,044	(51,747,679)	16,078,650	(44,855,752)

(1,288,490)	(927,684)	NA	NA
(77,748)	0	NA	NA
(26,810)	(3,365)	NA	NA
(5,224,703)	(8,519,140)	(1,273,368)	(85,184)
NA	NA	NA	NA
NA	NA	NA	NA

0	(6,460,494)	NA	NA
0	(1,278,484)	NA	NA
0	(249,329)	NA	NA
0	(46,610,423)	0	0
NA	NA	NA	NA
NA	NA	NA	NA

(6,617,751)	(64,048,919)	(1,273,368)	(85,184)

Shares		Shares		Shares		Shares

279,656	6,703,230	677,286	12,306,038	NA	NA	NA	NA
790	17,293	10,474	197,630	NA	NA	NA	NA
4,978	114,344	11,478	217,738	NA	NA	NA	NA
1,132,981	26,736,041	5,549,914	108,379,856	1,260,989	12,415,171	20,476,258	156,720,813
NA	NA	NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA	NA	NA

	33,570,908		121,101,262		12,415,171		156,720,813

50,948	1,222,735	380,617	7,102,006	NA	NA	NA	NA
3,388	76,714	72,396	1,260,409	NA	NA	NA	NA
1,140	26,311	13,950	248,290	NA	NA	NA	NA
215,496	5,180,520	2,931,912	54,881,463	123,928	1,224,412	11,655	84,153
NA	NA	NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA	NA	NA

	6,506,280		63,492,168		1,224,412		84,153

(1,193,951)	(28,206,441)	(669,697)	(12,115,699)	NA	NA	NA	NA
(210,512)	(4,750,842)	(322,037)	(5,922,036)	NA	NA	NA	NA
(19,674)	(450,106)	(25,108)	(482,512)	NA	NA	NA	NA
(15,894,091)	(378,629,586)	(7,498,738)	(146,484,251)	(43,716,300)	(424,913,659)	(21,904,730)	(165,464,529)
NA	NA	NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA	NA	NA

	(412,036,975)		(165,004,498)		(424,913,659)		(165,464,529)

54 Wells Fargo Equity Gateway Funds	Statements of Changes in Net Assets

	C&B Large Cap Value Fund
	Year Ended		Year Ended
	September 30, 2010		September 30, 2010
	Shares		Shares

Capital share transactions (continued)
Net asset value of shares issued in acquisition
Class A	0	$0	0	$0
Class B	0	0	0	0
Class C	0	0	0	0
Administrator Class	0	0	0	0

		0		0

Net increase (decrease) in net assets resulting from capital share transactions		(181,205,344)		22,916,434

Total decrease in net assets		(158,151,684)		(7,201,503)

Net assets
Beginning of period		498,134,787		505,336,290

End of period		$339,983,103		$498,134,787

Undistributed net investment income (loss)		$3,620,809		$4,964,055

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Equity Gateway Funds 55

Diversified Equity Fund				Diversified Small Cap Fund
Year Ended		Year Ended		Year Ended		Year Ended
September 30, 2010		September 30, 2009		September 30, 2010		September 30, 2009
Shares		Shares		Shares		Shares

654,209	$14,994,398	0	$0	NA	$ NA	NA	$ NA
47,961	1,032,510	0	0	NA	NA	NA	NA
19,408	426,111	0	0	NA	NA	NA	NA
3,511,419	80,723,411	0	0	0	0	0	0

	97,176,430		0		0		0

	(274,783,357)		19,588,932		(411,274,076)		(8,659,563)

	(239,650,064)		(96,207,666)		(396,468,794)		(53,600,499)

	695,598,899		791,806,565		515,568,509		569,169,008

	$455,948,835		$695,598,899		$119,099,715		$515,568,509

	$1,771,015		$4,853,827		$(103,865)		$1,619,759

56 Wells Fargo Equity Gateway Funds	Statements of Changes in Net Assets

	Emerging Growth Fund
	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Operations
Net investment income (loss)	$(41,506)	$(29,566)
Net realized gains or losses on investments	568,446	(894,584)
Net change in unrealized gains (losses) on investments	76,360	596,927

Net increase (decrease) in net assets resulting from operations	603,300	(327,223)

Distributions to shareholders from
Net investment income
Class A	0	0
Class B	NA	NA
Class C	0	0
Administrator Class	0	0
Institutional Class	0	0
Net realized gains
Class A	0	0
Class B	NA	NA
Class C	0	0
Administrator Class	0	0
Institutional Class	0	0

Total distributions to shareholders	0	0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	9,722	83,681	3,812	27,465
Class B	NA	NA	NA	NA
Class C	5,141	45,487	0	0
Administrator Class	4,234	39,580	10,997	79,299
Institutional Class	0	0	0	0
Investor Class	115,505	1,012,616	158,740	1,067,260

			1,181,364	1,174,024

Net asset value of shares issued in reinvestment of distributions
Class A	0	0	0	0
Class B	NA	NA	NA	NA
Class C	0	0	0	0
Administrator Class	0	0	0	0
Institutional Class	0	0	0	0

			0	0

Payment for shares redeemed
Class A	(330)	(2,772)	0	0
Class B	NA	NA	NA	NA
Class C	0	0	0	0
Administrator Class	(992)	(9,150)	(15,865)	(118,372)
Institutional Class	0	0	0	0
Investor Class	(86,092)	(746,906)	(228,772)	(1,546,040)

		(758,828)		(1,664,412)

Net increase (decrease) in net assets resulting from capital share transactions		422,536		(490,388)

Total increase (decrease) in net assets		1,025,836		(817,611)

Net assets
Beginning of period		2,939,102		3,756,713

End of period		$3,964,938		$2,939,102

Undistributed (overdistributed) net investment income (loss)		$(15,287)		$(10,885)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Equity Gateway Funds 57

Equity Value Fund		International Value Fund
Year Ended	Year Ended	Year Ended	Year Ended
September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009

$1,379,712	$3,315,237	$5,537,340	$4,926,538
20,092,871	(71,161,222)	(16,956,055)	(31,791,355)
(943,973)	48,048,577	14,710,904	45,504,224

20,528,610	(19,797,408)	3,292,189	18,639,407

(40,322)	(45,075)	(103,184)	(851,406)
0	0	(5,466)	(15,145)
(1,106)	(2,022)	(9,627)	(17,189)
(1,636,928)	(2,486,187)	(4,727,636)	(7,598,321)
(837,569)	(1,140,933)	(35,242)	(37,593)

0	(167)	0	0
0	(47)	0	0
0	(36)	0	0
0	(6,892)	0	0
0	(2,699)	0	0

(2,515,925)	(3,684,058)	(4,881,155)	(8,519,654)

Shares		Shares		Shares		Shares

98,792	1,163,569	248,013	2,134,355	112,318	1,397,903	3,351,004	33,483,824
4,346	47,141	135	1,833	561	7,035	114	1,265
18,712	217,776	9,591	84,570	14,875	172,928	32,808	295,535
3,200,448	36,588,652	5,198,071	47,076,677	5,597,652	67,554,164	6,646,662	64,819,878
998,464	11,269,008	1,948,189	17,580,407	12,410	151,244	111,504	1,261,562
NA	NA	NA	NA	NA	NA	NA	NA

	49,286,146		66,877,842		69,283,274		99,862,064

3,469	38,813	5,069	43,749	7,630	94,002	90,180	836,873
0	0	5	44	429	5,244	1,565	14,524
95	1,060	233	1,999	708	8,602	1,676	15,465
142,259	1,617,490	270,942	2,373,690	371,944	4,552,598	798,927	7,413,703
73,518	835,165	130,062	1,138,147	2,870	35,242	4,047	37,593

	2,492,528		3,557,629		4,695,688		8,318,158

(131,025)	(1,465,223)	(256,169)	(2,317,324)	(272,428)	(3,308,539)	(4,084,312)	(47,095,786)
(28,354)	(311,449)	(61,482)	(546,224)	(19,951)	(242,576)	(32,043)	(312,830)
(26,788)	(301,039)	(34,838)	(307,425)	(24,869)	(299,110)	(35,492)	(332,080)
(7,361,042)	(85,159,277)	(6,444,269)	(59,547,301)	(3,484,483)	(42,497,896)	(5,470,697)	(52,773,604)
(352,794)	(4,087,633)	(1,983,963)	(17,630,962)	(33,508)	(404,089)	(38,422)	(383,065)
NA	NA	NA	NA	NA	NA	NA	NA

	(91,324,621)		(80,349,236)		(46,752,210)		(100,897,365)

	(39,545,947)		(9,913,765)		27,226,752		7,282,857

	(21,533,262)		(33,395,231)		25,637,786		17,402,610

	222,174,459		255,569,690		243,443,893		226,041,283

	$200,641,197		$222,174,459		$269,081,679		$243,443,893

	$962,774		$2,106,741		$5,516,216		$4,936,988

58 Wells Fargo Equity Gateway Funds	Statements of Changes in Net Assets

	Small Company Growth Fund
	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Operations
Net investment income (loss)	$(2,187,622)	$(1,642,258)
Net realized gains or losses on investments	36,495,540	(57,860,249)
Net change in unrealized gains (losses) on investments	3,004,117	43,564,137

Net increase (decrease) in net assets resulting from operations	37,312,035	(15,938,370)

Distributions to shareholders from
Net investment income
Class A	0	0
Administrator Class	0	0

Total distributions to shareholders	0	0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	98,706	1,955,347	236,699	3,471,875
Class B	368	6,747	1,341	17,343
Class C	22,294	405,095	33,938	487,731
Administrator Class	2,299,261	44,213,098	5,500,889	91,527,691
Institutional Class	54,637	1,122,279	1,292,448	17,495,706

		47,702,566		113,000,346

Net asset value of shares issued in reinvestments of distributions
Class A	0	0	0	0

Administrator Class	0	0	0	0

		0		0

Payment for shares redeemed
Class A	(38,061)	(725,493)	(221,675)	(3,709,629)
Class B	(5,563)	(99,919)	(3,170)	(42,501)
Class C	(15,785)	(288,335)	(12,861)	(167,885)
Administrator Class	(3,479,054)	(72,540,910)	(6,361,559)	(96,511,000)
Institutional Class	(1,233)	(25,346)	(4,224,496)	(64,229,547)

		(73,680,003)		(164,660,562)

Net decrease in net assets resulting from capital share transactions		(25,977,437)		(51,660,216)

Total increase (decrease) in net assets		11,334,598		(67,598,586)

Net assets
Beginning of period		232,714,494		300,313,080

End of period		$244,049,092		$232,714,494

Undistributed (overdistributed) net investment income (loss)		$(756,410)		$(1,130,275)

1.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Equity Gateway Funds 59

Small Company Value Fund
Year Ended	Year Ended
September 30, 2010	September 30, 2009

$(124,023)	$1,400,110
20,606,462	(130,766,587)
(11,350,203)	88,865,204

9,132,236	(40,501,273)

0	(109,667)
0	(1,703,676)

0	(1,813,343)

Shares		Shares

974,362	10,321,699	2,360,852	17,209,930
1,522	17,081	1,385	11,559
31,632	323,254	18,364	143,460
1,050,229	11,445,290	14,724,967	105,120,711
8,88 [1]	100,00 [1]	NA	NA

	22,117,324		122,485,660

0	0	15,718	105,779
0	0	250,523	1,698,548

	0		1,804,327

(1,051,045)	(11,266,343)	(3,636,336)	(26,315,226)
(108,626)	(1,089,019)	(212,060)	(1,483,583)
(21,321)	(213,740)	(36,791)	(244,079)
(8,323,953)	(80,757,084)	(26,105,135)	(199,482,833)
0 [1]	0 [1]	NA	NA

	(93,326,186)		(227,525,721)

	(71,208,862)		(103,235,734)

	(62,076,626)		(145,550,350)

	148,502,573		294,052,923

	$86,425,947		$148,502,573

	$536,741		$689,194

60  Wells Fargo Equity Gateway Funds
Financial Highlights

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net	Distributions
	Value Per	Investment		Gain (Loss)	Investment	from Net
	Share	Income		on Investments	Income	Realized Gains

C&B Large Cap Value Fund

Class A
October 1, 2009 to September 30, 2010	$7.06	0.08		0.42	(0.08)	0.00
October 1, 2008 to September 30, 2009	$7.69	0.10	[4]	(0.60)	(0.13)	(0.00)[5]
October 1, 2007 to September 30, 2008	$10.19	0.11	[4]	(2.12)	(0.09)	(0.40)
October 1, 2006 to September 30, 2007	$9.67	0.09	[4]	0.98	(0.11)	(0.44)
October 1, 2005 to September 30, 2006	$8.62	0.11		1.16	(0.04)	(0.18)

Class B
October 1, 2009 to September 30, 2010	$7.02	0.03		0.42	(0.03)	0.00
October 1, 2008 to September 30, 2009	$7.61	0.05	[4]	(0.58)	(0.06)	(0.00)[5]
October 1, 2007 to September 30, 2008	$10.08	0.04	[4]	(2.11)	0.00	(0.40)
October 1, 2006 to September 30, 2007	$9.58	0.02	[4]	0.96	(0.04)	(0.44)
October 1, 2005 to September 30, 2006	$8.56	0.05		1.15	0.00	(0.18)

Class C
October 1, 2009 to September 30, 2010	$7.02	0.02		0.42	(0.03)	0.00
October 1, 2008 to September 30, 2009	$7.60	0.05	[4]	(0.57)	(0.06)	(0.00)[5]
October 1, 2007 to September 30, 2008	$10.08	0.04	[4]	(2.11)	(0.01)	(0.40)
October 1, 2006 to September 30, 2007	$9.58	0.02	[4]	0.96	(0.04)	(0.44)
October 1, 2005 to September 30, 2006	$8.56	0.05		1.15	0.00	(0.18)

Administrator Class
October 1, 2009 to September 30, 2010	$7.06	0.08	[4]	0.42	(0.09)	0.00
October 1, 2008 to September 30, 2009	$7.70	0.11	[4]	(0.60)	(0.15)	(0.00)[5]
October 1, 2007 to September 30, 2008	$10.22	0.13	[4]	(2.13)	(0.12)	(0.40)
October 1, 2006 to September 30, 2007	$9.69	0.12	[4]	0.98	(0.13)	(0.44)
October 1, 2005 to September 30, 2006	$8.64	0.13		1.16	(0.06)	(0.18)

Institutional Class
October 1, 2009 to September 30, 2010	$7.09	0.11	[4]	0.42	(0.11)	0.00
October 1, 2008 to September 30, 2009	$7.75	0.12	[4]	(0.61)	(0.17)	(0.00)[5]
October 1, 2007 to September 30, 2008	$10.27	0.15	[4]	(2.13)	(0.14)	(0.40)
October 1, 2006 to September 30, 2007	$9.74	0.15	[4]	0.97	(0.15)	(0.44)
October 1, 2005 to September 30, 2006	$8.67	0.16		1.17	(0.08)	(0.18)

Investor Class
October 1, 2009 to September 30, 2010	$7.04	0.06		0.44	(0.08)	0.00
October 1, 2008 to September 30, 2009	$7.68	0.09	[4]	(0.59)	(0.14)	(0.00)[5]
October 1, 2007 to September 30, 2008[6]	$10.19	0.11	[4]	(2.13)	(0.09)	(0.40)
October 1, 2006 to September 30, 2007[6]	$9.67	0.10	[4]	0.97	(0.11)	(0.44)
October 1, 2005 to September 30, 2006[6]	$8.62	0.11		1.16	(0.04)	(0.18)

1.	Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.

2.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Master Portfolio by the corresponding Master Portfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding.

5.	Amount calculated is less than $0.005.

6.	On June 20, 2008, Class D and Class Z were renamed to Investor Class.

7.	Commencement of class operations.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Equity Gateway Funds 61

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses[1]	Expenses[1]	Return[2]	Rate[3]	(000’s omitted)

$7.48	0.96%	1.32%	1.15%	7.14%	13%	$31,038
$7.06	1.66%	1.30%	1.15%	(6.05)%	28%	$33,784
$7.69	1.20%	1.32%	1.19%	(20.51)%	21%	$40,157
$10.19	0.94%	1.30%	1.20%	11.20%	24%	$72,865
$9.67	1.25%	1.30%	1.20%	15.02%	29%	$57,288

$7.44	0.20%	2.07%	1.90%	6.36%	13%	$6,951
$7.02	0.91%	2.04%	1.90%	(6.73)%	28%	$8,773
$7.61	0.43%	2.07%	1.94%	(21.19)%	21%	$13,461
$10.08	0.18%	2.05%	1.95%	10.33%	24%	$25,029
$9.58	0.48%	2.05%	1.95%	14.20%	29%	$26,082

$7.43	0.21%	2.07%	1.90%	6.29%	13%	$6,607
$7.02	0.90%	2.04%	1.90%	(6.62)%	28%	$6,852
$7.60	0.44%	2.06%	1.94%	(21.21)%	21%	$9,424
$10.08	0.19%	2.05%	1.95%	10.34%	24%	$16,926
$9.58	0.49%	2.05%	1.95%	14.20%	29%	$15,120
$7.47	1.13%	1.13%	0.95%	7.33%	13%	$114,664
$7.06	1.89%	1.11%	0.95%	(5.83)%	28%	$222,489
$7.70	1.43%	1.13%	0.95%	(20.42)%	21%	$260,883
$10.22	1.23%	1.12%	0.95%	11.52%	24%	$590,511
$9.69	1.48%	1.12%	0.95%	15.24%	29%	$241,435
$7.51	1.48%	0.88%	0.70%	7.51%	13%	$95,466
$7.09	2.11%	0.85%	0.70%	(5.62)%	28%	$26,582
$7.75	1.68%	0.87%	0.70%	(20.10)%	21%	$27,494
$10.27	1.45%	0.85%	0.70%	11.69%	24%	$57,189
$9.74	1.74%	0.85%	0.70%	15.63%	29%	$70,113
$7.46	0.87%	1.41%	1.20%	7.15%	13%	$85,256
$7.04	1.62%	1.40%	1.20%	(6.06)%	28%	$199,654
$7.68	1.20%	1.35%	1.20%	(20.59%	21%	$153,917
$10.19	0.95%	1.30%	1.20%	11.20%	24%	$222,142
$9.67	1.22%	1.30%	1.20%	15.01%	29%	$163,397

62 Wells Fargo Equity Gateway Funds	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gain (Loss)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains
Diversified Equity Fund

Class A
October 1, 2009 to September 30, 2010	$23.41	0.18	1.66	(0.36)	0.00
October 1, 2008 to September 30, 2009	$27.70	0.23 [4]	(2.30)	(0.26)	(1.96)
October 1, 2007 to September 30, 2008	$42.92	0.27 [4]	(9.47)	(0.25)	(5.77)
October 1, 2006 to September 30, 2007	$40.36	0.23 [4]	6.33	(0.21)	(3.79)
October 1, 2005 to September 30, 2006	$41.90	0.22 [4]	3.32	(0.12)	(4.96)

Class B
October 1, 2009 to September 30, 2010	$21.96	(0.01)[4]	1.57	(0.17)	0.00
October 1, 2008 to September 30, 2009	$26.00	0.08 [4]	(2.16)	0.00	(1.96)
October 1, 2007 to September 30, 2008	$40.68	0.01 [4]	(8.92)	0.00	(5.77)
October 1, 2006 to September 30, 2007	$38.53	(0.08)[4]	6.02	0.00	(3.79)
October 1, 2005 to September 30, 2006	$40.38	(0.07)[4]	3.18	0.00	(4.96)

Class C
October 1, 2009 to September 30, 2010	$22.43	(0.01)[4]	1.60	(0.21)	0.00
October 1, 2008 to September 30, 2009	$26.53	0.08 [4]	(2.20)	(0.02)	(1.96)
October 1, 2007 to September 30, 2008	$41.38	0.02 [4]	(9.10)	0.00	(5.77)
October 1, 2006 to September 30, 2007	$39.13	(0.07)[4]	6.11	0.00	(3.79)
October 1, 2005 to September 30, 2006	$40.94	(0.07)[4]	3.22	0.00	(4.96)

Administrator Class
October 1, 2009 to September 30, 2010	$23.47	0.20 [4]	1.70	(0.39)	0.00
October 1, 2008 to September 30, 2009	$27.79	0.28 [4]	(2.32)	(0.32)	(1.96)
October 1, 2007 to September 30, 2008	$43.03	0.36 [4]	(9.49)	(0.34)	(5.77)
October 1, 2006 to September 30, 2007	$40.46	0.33 [4]	6.33	(0.30)	(3.79)
October 1, 2005 to September 30, 2006	$41.98	0.32 [4]	3.33	(0.21)	(4.96)

Diversified Small Cap Fund

Administrator Class
October 1, 2009 to September 30, 2010	$9.67	0.10	1.20	(0.10)	0.00
October 1, 2008 to September 30, 2009	$10.40	0.03 [4]	(0.76)	(0.00)[5]	0.00
October 1, 2007 to September 30, 2008	$14.89	0.01	(2.85)	0.00	(1.62)
October 1, 2006 to September 30, 2007	$14.66	(0.03)	1.96	0.00	(1.70)
October 1, 2005 to September 30, 2006	$14.97	(0.02)	1.01	0.00	(1.30)

Emerging Growth Fund

Class A
October 1, 2009 to September 30, 2010	$7.93	(0.12)	1.69	0.00	0.00
October 1, 2008 to September 30, 2009	$8.51	(0.07)[4]	(0.51)	0.00	0.00
March 31, 2008[7] to September 30, 2008	$9.43	(0.05)	(0.87)	0.00	0.00

Class C
October 1, 2009 to September 30, 2010	$7.85	(0.16)[4]	1.63	0.00	0.00
October 1, 2008 to September 30, 2009	$8.48	(0.12)[4]	(0.51)	0.00	0.00
March 31, 2008[7] to September 30, 2008	$9.43	(0.09)	(0.86)	0.00	0.00

Administrator Class
October 1, 2009 to September 30, 2010	$8.08	(0.01)	1.49	0.00	0.00
October 1, 2008 to September 30, 2009	$8.53	(0.05)[4]	(0.40)	0.00	0.00
October 1, 2007 to September 30, 2008	$12.40	(0.07)	(3.70)	0.00	(0.06)
January 31, 2007[7] to September 30, 2007	$10.00	(0.06)	2.46	0.00	0.00
Institutional Class
October 1, 2009 to September 30, 2010	$8.00	(0.07)	1.69	0.00	0.00
October 1, 2008 to September 30, 2009	$8.53	(0.04)[4]	(0.49)	0.00	0.00
March 31, 2008[7] to September 30, 2008	$9.43	(0.03)	(0.87)	0.00	0.00
Investor Class
October 1, 2009 to September 30, 2010	$7.91	(0.09)	1.65	0.00	0.00
October 1, 2008 to September 30, 2009	$8.49	(0.07)[4]	(0.51)	0.00	0.00
October 1, 2007 to September 30, 2008	$12.38	(0.13)	(3.66)	0.00	(0.06)
January 31, 2007[7] to September 30, 2007	$10.00	(0.05)	2.43	0.00	0.00
.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Equity Gateway Funds 63

	Ending
Return	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
of	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Capital	Share	Income (Loss)	Expenses[1]	Expenses[1]	Return[2]	Rate[3]	(000’s omitted)
0.00	$24.89	0.71%	1.48%	1.25%	7.90%	44%	$85,735
0.00	$23.41	1.16%	1.43%	1.25%	(5.33)%	48%	$85,504
0.00	$27.70	0.81%	1.42%	1.25%	(24.44)%	37%	$90,444
0.00	$42.92	0.57%	1.43%	1.25%	17.16%	36%	$131,810
0.00	$40.36	0.57%	1.42%	1.25%	9.02%	35%	$119,122

0.00	$23.35	(0.04)%	2.23%	2.00%	7.15%	44%	$7,825
0.00	$21.96	0.43%	2.18%	1.99%	(6.03)%	48%	$10,839
0.00	$26.00	0.03%	2.17%	2.00%	(25.01)%	37%	$19,054
0.00	$40.68	(0.19)%	2.18%	2.00%	16.24%	36%	$41,273
0.00	$38.53	(0.19)%	2.17%	2.00%	8.21%	35%	$51,171

0.00	$23.81	(0.05)%	2.23%	2.00%	7.10%	44%	$3,280
0.00	$22.43	0.41%	2.17%	2.00%	(6.02)%	48%	$2,958
0.00	$26.53	0.05%	2.15%	2.00%	(25.00)%	37%	$3,491
0.00	$41.38	(0.18)%	2.18%	2.00%	16.25%	36%	$6,504
0.00	$39.13	(0.19)%	2.17%	2.00%	8.20%	35%	$6,451

0.00	$24.98	0.83%	1.29%	1.00%	8.18%	44%	$359,109
0.00	$23.47	1.41%	1.25%	1.00%	(5.09)%	48%	$596,298
0.00	$27.79	1.05%	1.24%	1.00%	(24.24)%	37%	$678,818
0.00	$43.03	0.81%	1.25%	1.00%	17.41%	36%	$1,084,181
0.00	$40.46	0.82%	1.24%	1.00%	9.30%	35%	$1,145,044

0.00	$10.87	(0.01)%	1.43%	1.00%	13.58%	58%	$119,100
0.00	$9.67	0.36%	1.32%	1.00%	(7.00)%	61%	$515,569
(0.03)	$10.40	0.06%	1.30%	1.14%	(20.61)%	56%	$569,169
0.00	$14.89	(0.21)%	1.36%	1.20%	13.75%	67%	$757,352
0.00	$14.66	(0.14)%	1.31%	1.20%	6.93%	63%	$679,774

0.00	$9.50	(1.17)%	4.65%	1.46%	19.80%	97%	$142
0.00	$7.93	(1.09)%	8.23%	1.45%	(6.82)%	147%	$44
0.00	$8.51	(1.05)%	4.16%	1.45%	(9.76)%	191%	$14

0.00	$9.32	(1.93)%	5.40%	2.22%	18.85%	97%	$58
0.00	$7.85	(1.84)%	7.93%	2.20%	(7.43)%	147%	$8
0.00	$8.48	(1.82)%	4.85%	2.20%	(10.07)%	191%	$9

0.00	$9.56	(0.78)%	4.54%	1.20%	19.95%	97%	$51
0.00	$8.08	(0.79)%	6.89%	1.20%	(5.28)%	147%	$17
(0.04)	$8.53	(0.76)%	3.87%	1.20%	(30.63)%	191%	$59
0.00	$12.40	(0.80)%	10.20%	1.20%	24.00%	125%	$18

0.00	$9.62	(0.67)%	4.32%	0.95%	20.40%	97%	$10
0.00	$800	(0.58)%	6.74%	0.95%	(6.33)%	147%	$8
0.00	$8.53	(0.56)%	3.64%	0.95%	(9.54)%	191%	$9

0.00	$9.47	(1.22)%	4.85%	1.50%	19.72%	97%	$3,705
0.00	$7.91	(1.11)%	7.23%	1.49%	(6.83)%	147%	$2,862
(0.04)	$8.49	(1.05)%	3.92%	1.49%	(30.84)%	191%	$3,665
0.00	$12.38	(1.12)%	5.86%	1.49%	23.80%	125%	$3,242

64 Wells Fargo Equity Gateway Funds	Financial Highlights

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net	Distributions
	Value Per	Investment		Gain (Loss)	Investment	from Net
	Share	Income (Loss)		on Investments	Income	Realized Gains

Equity Value Fund
Class A
October 1, 2009 to September 30, 2010	$10.76	0.04		0.92	(0.10)	0.00
October 1, 2008 to September 30, 2009	$11.79	0.12	[4]	(1.03)	(0.12)	(0.00)[5]
October 1, 2007 to September 30, 2008	$17.53	0.17	[4]	(4.62)	(0.12)	(1.17)
October 1, 2006 to September 30, 2007	$15.12	0.12	[4]	2.77	(0.10)	(0.38)
October 1, 2005 to September 30, 2006	$13.82	0.09		1.32	(0.08)	(0.03)

Class B
October 1, 2009 to September 30, 2010	$10.67	(0.05)[4]		0.94	0.00	0.00
October 1, 2008 to September 30, 2009	$11.63	0.06	[4]	(1.02)	0.00	(0.00)[5]
October 1, 2007 to September 30, 2008	$17.31	0.06	[4]	(4.57)	0.00	(1.17)
October 1, 2006 to September 30, 2007	$14.95	0.00	[4]	2.74	0.00	(0.38)
October 1, 2005 to September 30, 2006	$13.69	0.00		1.29	0.00	(0.03)

Class C
October 1, 2009 to September 30, 2010	$10.63	(0.04)		0.90	(0.02)	0.00
October 1, 2008 to September 30, 2009	$11.61	0.06	[4]	(1.02)	(0.02)	(0.00)[5]
October 1, 2007 to September 30, 2008	$17.29	0.05	[4]	(4.56)	0.00	(1.17)
October 1, 2006 to September 30, 2007	$14.95	0.00	[4]	2.74	(0.02)	(0.38)
October 1, 2005 to September 30, 2006	$13.69	(0.01)		1.30	0.00	(0.03)

Administrator Class
October 1, 2009 to September 30, 2010	$10.94	0.06	[4]	0.96	(0.12)	0.00
October 1, 2008 to September 30, 2009	$12.01	0.15	[4]	(1.06)	(0.16)	(0.00)[5]
October 1, 2007 to September 30, 2008	$17.82	0.20	[4]	(4.70)	(0.14)	(1.17)
October 1, 2006 to September 30, 2007	$15.36	0.16	[4]	2.82	(0.14)	(0.38)
October 1, 2005 to September 30, 2006	$13.96	0.1	[4]	1.33	(0.04)	(0.03)

Institutional Class
October 1, 2009 to September 30, 2010	$10.95	0.09		0.95	(0.15)	0.00
October 1, 2008 to September 30, 2009	$12.03	0.17	[4]	(1.06)	(0.19)	(0.00)[5]
October 1, 2007 to September 30, 2008	$17.84	0.24	[4]	(4.70)	(0.18)	(1.17)
October 1, 2006 to September 30, 2007	$15.36	0.19	[4]	2.82	(0.15)	(0.38)
August 31, 2006[7] to September 30, 2006	$15.17	0.01		0.18	0.00	0.00

International Value Fund

Class A
October 1, 2009 to September 30, 2010	$12.67	0.23	[4]	(0.17)	(0.15)	0.00
October 1, 2008 to September 30, 2009	$12.66	0.23	[4]	0.22	(0.44)	0.00
October 1, 2007 to September 30, 2008	$20.21	0.51	[4]	(7.24)	(0.36)	(0.46)
October 1, 2006 to September 30, 2007	$16.75	0.48	[4]	3.07	(0.08)	(0.01)
October 1, 2005 to September 30, 2006	$14.13	0.35	[4]	2.32	0.00	(0.05)

Class B
October 1, 2009 to September 30, 2010	$12.57	0.12	[4]	(0.14)	(0.13)	0.00
October 1, 2008 to September 30, 2009	$12.42	0.14	[4]	0.25	(0.24)	0.00
October 1, 2007 to September 30, 2008	$19.82	0.38	[4]	(7.11)	(0.21)	(0.46)
October 1, 2006 to September 30, 2007	$16.55	0.27	[4]	3.09	(0.08)	(0.01)
October 1, 2005 to September 30, 2006	$14.09	0.24	[4]	2.27	0.00	(0.05)

Class C
October 1, 2009 to September 30, 2010	$12.51	0.15		(0.18)	(0.15)	0.00
October 1, 2008 to September 30, 2009	$12.44	0.15	[4]	0.23	(0.31)	0.00
October 1, 2007 to September 30, 2008	$19.90	0.38	[4]	(7.13)	(0.25)	(0.46)
October 1, 2006 to September 30, 2007	$16.54	0.30	[4]	3.07	0.00	(0.01)
October 1, 2005 to September 30, 2006	$14.09	0.21	[4]	2.29	0.00	(0.05)

Administrator Class
October 1, 2009 to September 30, 2010	$12.68	0.25		(0.15)	(0.26)	0.00
October 1, 2008 to September 30, 2009	$12.69	0.25	[4]	0.20	(0.46)	0.00
October 1, 2007 to September 30, 2008	$20.23	0.58	[4]	(7.27)	(0.39)	(0.46)
October 1, 2006 to September 30, 2007	$16.65	0.44	[4]	3.15	0.00	(0.01)
October 1, 2005 to September 30, 2006	$14.15	0.32	[4]	2.34	(0.11)	(0.05)
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Equity Gateway Funds 65

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses[1]	Expenses[1]	Return[2]	Rate[3]	(000’s omitted)
$11.62	0.32%	1.31%	1.25%	9.07%	122%	$4,428
$10.76	1.28%	1.37%	1.25%	(7.48)%	142%	$4,408
$11.79	1.14%	1.36%	1.25%	(27.24)%	152%	$4,868
$17.53	0.73%	1.35%	1.25%	19.50%	108%	$5,714
$15.12	0.71%	1.52%	1.25%	10.23%	107%	$4,537

$11.56	(0.44)%	2.08%	2.00%	8.34%	122%	$506
$10.67	0.66%	2.13%	2.00%	(8.25)%	142%	$724
$11.63	0.39%	2.11%	2.00%	(27.77)%	152%	$1,502
$17.31	(0.01)%	2.10%	2.00%	18.61%	108%	$3,077
$14.95	(0.04)%	2.27%	2.00%	9.43%	107%	$2,682

$11.47	(0.45)%	2.08%	2.00%	8.09%	122%	$606
$10.63	0.63%	2.13%	2.00%	(8.18)%	142%	$647
$11.61	0.38%	2.10%	2.00%	(27.80)%	152%	$997
$17.29	(0.01)%	2.10%	2.00%	18.60%	108%	$974
$14.95	(0.03)%	2.27%	2.00%	9.43%	107%	$417

$11.84	0.56%	1.14%	1.00%	9.40%	122%	$121,656
$10.94	1.58%	1.19%	1.00%	(7.24)%	142%	$156,382
$12.01	1.37%	1.16%	1.00%	(27.05)%	152%	$183,379
$17.82	0.98%	1.17%	1.00%	19.80%	108%	$85,370
$15.36	0.96%	1.34%	1.00%	10.60%	107%	$71,801

$11.84	0.82%	0.88%	0.75%	9.65%	122%	$73,445
$10.95	1.82%	0.93%	0.75%	(7.13)%	142%	$60,014
$12.03	1.63%	0.91%	0.75%	(26.84)%	152%	$64,824
$17.84	1.13%	0.90%	0.75%	20.01%	108%	$62,639
$15.36	0.82%	0.97%	0.65%	1.25%	107%	$10

$12.58	1.92%	1.69%	1.46%	0.52%	27%	$6,792
$12.67	2.28%	1.68%	1.50%	4.82%	41%	$8,769
$12.66	3.04%	1.74%	1.50%	(34.48)%	23%	$16,903
$20.21	2.45%	1.64%	1.50%	21.20%	19%	$25,445
$16.75	2.26%	6.14%	1.41%	18.93%	31%	$1,900

$12.42	0.99%	2.44%	2.21%	(0.16)%	27%	$339
$12.57	1.39%	2.44%	2.25%	3.82%	41%	$581
$12.42	2.24%	2.49%	2.25%	(34.97)%	23%	$951
$19.82	1.43%	2.40%	2.25%	20.32%	19%	$2,512
$16.55	1.52%	6.84%	2.19%	17.85%	31%	$1,110

$12.33	1.11%	2.45%	2.21%	(0.21)%	27%	$665
$12.51	1.56%	2.43%	2.25%	3.90%	41%	$791
$12.44	2.29%	2.46%	2.25%	(34.99)%	23%	$799
$19.90	1.54%	2.40%	2.25%	20.36%	19%	$1,305
$16.54	1.38%	6.29%	2.14%	17.78%	31%	$312

$12.52	2.26%	1.53%	1.21%	0.80%	27%	$259,768
$12.68	2.50%	1.50%	1.25%	4.89%	41%	$231,537
$12.69	3.50%	1.56%	1.25%	(34.30)%	23%	$206,603
$20.23	2.29%	1.47%	1.25%	21.55%	19%	$263,305
$16.65	1.94%	1.61%	1.24%	18.98%	31%	$138,269

66 Wells Fargo Equity Gateway Funds	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gain (Loss)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains
International Value Fund (continued)
Institutional Class
October 1, 2009 to September 30, 2010	$12.71	0.32	(0.20)	(0.25)	0.00
October 1, 2008 to September 30, 2009	$12.72	0.28 [4]	0.20	(0.49)	0.00
October 1, 2007 to September 30, 2008	$20.28	0.62 [4]	(7.31)	(0.41)	(0.46)
October 1, 2006 to September 30, 2007	$16.67	0.46 [4]	3.16	0.00	(0.01)
August 31, 2006[7] to September 30, 2006	$16.52	0.01 [4]	0.14	0.00	0.00

Small Company Growth Fund

Class A
October 1, 2009 to September 30, 2010	$18.56	(0.21)[4]	2.88	0.00	0.00
October 1, 2008 to September 30, 2009	$18.38	(0.17)[4]	0.35	0.00	0.00
October 1, 2007 to September 30, 2008	$30.20	(0.24)[4]	(7.24)	0.00	(4.17)
October 1, 2006 to September 30, 2007	$30.50	(0.29)[4]	5.04	0.00	(5.05)
October 1, 2005 to September 30, 2006	$30.87	(0.28)[4]	2.22	0.00	(2.31)

Class B
October 1, 2009 to September 30, 2010	$17.58	(0.34)[4]	2.73	0.00	0.00
October 1, 2008 to September 30, 2009	$17.55	(0.25)[4]	0.28	0.00	0.00
October 1, 2007 to September 30, 2008	$29.24	(0.40)[4]	(6.95)	0.00	(4.17)
October 1, 2006 to September 30, 2007	$29.87	(0.50)[4]	4.92	0.00	(5.05)
October 1, 2005 to September 30, 2006	$30.51	(0.48)[4]	2.15	0.00	(2.31)

Class C
October 1, 2009 to September 30, 2010	$17.77	(0.34)[4]	2.76	0.00	0.00
October 1, 2008 to September 30, 2009	$17.73	(0.26)[4]	0.30	0.00	0.00
October 1, 2007 to September 30, 2008	$29.49	(0.39)[4]	(7.03)	0.00	(4.17)
October 1, 2006 to September 30, 2007	$30.08	(0.50)[4]	4.96	0.00	(5.05)
October 1, 2005 to September 30, 2006	$30.69	(0.48)[4]	2.18	0.00	(2.31)

Administrator Class
October 1, 2009 to September 30, 2010	$18.90	(0.16)[4]	2.96	0.00	0.00
October 1, 2008 to September 30, 2009	$18.68	(0.12)[4]	0.34	0.00	0.00
October 1, 2007 to September 30, 2008	$30.54	(0.19)[4]	(7.33)	0.00	(4.17)
October 1, 2006 to September 30, 2007	$30.73	(0.22)[4]	5.08	0.00	(5.05)
October 1, 2005 to September 30, 2006	$31.01	(0.18)[4]	2.21	0.00	(2.31)

Institutional Class
October 1, 2009 to September 30, 2010	$18.94	(0.05)[4]	2.92	0.00	0.00
October 1, 2008 to September 30, 2009	$18.70	(0.08)[4]	0.32	0.00	0.00
March 31, 2008[7] to September 30, 2008	$20.18	(0.05)[4]	(1.43)	0.00	0.00

Small Company Value Fund

Class A
October 1, 2009 to September 30, 2010	$9.84	(0.02)	1.56	0.00	0.00
October 1, 2008 to September 30, 2009	$10.55	0.04 [4]	(0.71)	(0.04)	0.00
October 1, 2007 to September 30, 2008	$15.35	0.05 [4]	(3.36)	0.00	(1.49)
October 1, 2006 to September 30, 2007	$15.55	0.00 [4]	0.96	0.00	(1.16)
October 1, 2005 to September 30, 2006	$15.95	0.01 [4]	0.92	(0.01)	(1.32)

Class B
October 1, 2009 to September 30, 2010	$9.20	(0.10)[4]	1.49	0.00	0.00
October 1, 2008 to September 30, 2009	$9.89	(0.01)[4]	(0.68)	0.00	0.00
October 1, 2007 to September 30, 2008	$14.59	(0.04)[4]	(3.17)	0.00	(1.49)
October 1, 2006 to September 30, 2007	$14.94	(0.12)[4]	0.93	0.00	(1.16)
October 1, 2005 to September 30, 2006	$15.48	(0.11)[4]	0.89	0.00	(1.32)

Class C
October 1, 2009 to September 30, 2010	$9.20	(0.09)[4]	1.48	0.00	0.00
October 1, 2008 to September 30, 2009	$9.89	(0.02)[4]	(0.67)	0.00	0.00
October 1, 2007 to September 30, 2008	$14.59	(0.04)[4]	(3.17)	0.00	(1.49)
October 1, 2006 to September 30, 2007	$14.94	(0.12)[4]	0.93	0.00	(1.16)
October 1, 2005 to September 30, 2006	$15.48	(0.11)[4]	0.89	0.00	(1.32)
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Equity Gateway Funds 67

	Ending
Return	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
of	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Capital	Share	Income (Loss)	Expenses[1]	Expenses[1]	Return[2]	Rate[3]	(000’s omitted)

0.00	$12.58	2.51%	1.08%	1.01%	1.01%	27%	$1,518
0.00	$12.71	2.79%	1.23%	1.05%	5.15%	41%	$1,766
0.00	$12.72	3.83%	1.29%	1.05%	(34.22)%	23%	$786
0.00	$20.28	2.40%	1.20%	1.05%	21.70%	19%	$12
0.00	$16.67	1.08%	1.24%	0.94%	0.91%	31%	$10

0.00	$21.23	(1.05)%	1.50%	1.45%	14.39%	129%	$4,042
0.00	$18.56	(1.13)%	1.54%	1.44%	0.92%	169%	$2,408
(0.17)	$18.38	(1.09)%	1.53%	1.45%	(27.91)%	150%	$2,109
0.00	$30.20	(1.00)%	1.52%	1.45%	17.07%	138%	$3,270
0.00	$30.50	(0.89)%	1.52%	1.45%	6.52%	125%	$3,208

0.00	$19.97	(1.83)%	2.24%	2.20%	13.54%	129%	$251
0.00	$17.58	(1.85)%	2.29%	2.19%	0.17%	169%	$312
(0.17)	$17.55	(1.85)%	2.28%	2.20%	(28.45)%	150%	$344
0.00	$29.24	(1.76)%	2.27%	2.20%	16.22%	138%	$750
0.00	$29.87	(1.58)%	2.27%	2.20%	5.66%	125%	$899

0.00	$20.19	(1.81)%	2.24%	2.20%	13.62%	129%	$820
0.00	$17.77	(1.87)%	2.29%	2.19%	0.23%	169%	$605
(0.17)	$17.73	(1.85)%	2.23%	2.20%	(28.44)%	150%	$231
0.00	$29.49	(1.74)%	2.27%	2.20%	16.24%	138%	$324
0.00	$30.08	(1.58)%	2.27%	2.20%	5.73%	125%	$213

0.00	$21.70	(0.82)%	1.32%	1.20%	14.76%	129%	$237,761
0.00	$18.90	(0.85)%	1.35%	1.19%	1.18%	169%	$229,380
(0.17)	$18.68	(0.84)%	1.34%	1.20%	(27.70)%	150%	$242,802
0.00	$30.54	(0.75)%	1.34%	1.20%	17.34%	138%	$487,994
0.00	$30.73	(0.58)%	1.33%	1.20%	6.80%	125%	$518,506

0.00	$21.81	(0.25)%	1.05%	0.95%	14.98%	129%	$1,175
0.00	$18.94	(0.57)%	1.09%	0.95%	1.39%	169%	$9
0.00	$18.70	(0.59)%	1.08%	0.95%	(7.33)%	150%	$54,827

0.00	$11.38	(0.21)%	1.65%	1.45%	15.53%	60%	$22,492
0.00	$9.84	0.55%	1.55%	1.45%	(6.14)%	99%	$20,202
0.00	$10.55	0.42%	1.52%	1.45%	(22.58)%	82%	$34,964
0.00	$15.35	(0.02)%	1.55%	1.45%	5.95%	69%	$66,379
0.00	$15.55	0.04%	1.44%	1.41%	6.06%	114%	$81,432

0.00	$10.59	(0.99)%	2.40%	2.20%	14.98%	60%	$2,079
0.00	$9.20	(0.20)%	2.30%	2.20%	(6.88)%	99%	$2,792
0.00	$9.89	(0.33)%	2.31%	2.20%	(23.16)%	82%	$5,086
0.00	$14.59	(0.77)%	2.30%	2.20%	5.15%	69%	$10,413
0.00	$14.94	(0.71)%	2.18%	2.15%	5.24%	114%	$13,463

0.00	$10.59	(0.94)%	2.40%	2.20%	14.98%	60%	$1,763
0.00	$9.20	(0.26)%	2.30%	2.20%	(6.88)%	99%	$1,437
0.00	$9.89	(0.33)%	2.30%	2.20%	(23.15)%	82%	$1,728
0.00	$14.59	(0.77)%	2.30%	2.20%	5.15%	69%	$3,754
0.00	$14.94	(0.71)%	2.18%	2.15%	5.24%	114%	$4,711

68 Wells Fargo Equity Gateway Funds	Financial Highlights

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net	Distributions
	Value Per	Investment		Gain (Loss)	Investment	from Net
	Share	Income (Loss)		on Investments	Income	Realized Gains
Small Company Value Fund(continued)
Administrator Class
October 1, 2009 to September 30, 2010	$9.94	(0.02)		1.63	0.00	0.00
October 1, 2008 to September 30, 2009	$10.69	0.06	[4]	(0.74)	(0.07)	0.00
October 1, 2007 to September 30, 2008	$15.54	0.08	[4]	(3.39)	(0.05)	(1.49)
October 1, 2006 to September 30, 2007	$15.69	0.04	[4]	0.98	(0.01)	(1.16)
October 1, 2005 to September 30, 2006	$16.08	0.04	[4]	0.92	(0.03)	(1.32)

Institutional Class
July 30, 2010[7] to September 30, 2010	$11.26	0.02		0.27	0.00	0.00
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Equity Gateway Funds 69

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses[1]	Expenses[1]	Return[2]	Rate[3]	(000’s omitted)

$11.55	-0.05%	1.47%	1.20%	16.20%	60%	$60,081
$9.94	0.85%	1.37%	1.20%	(6.06)%	99%	$124,072
$10.69	0.71%	1.38%	1.20%	(22.33)%	82.00%	$252,275
$15.54	0.26%	1.37%	1.20%	6.28%	69.00%	$327,372
$15.69	0.26%	1.27%	1.19%	6.26%	114.00%	$272,787

$11.55	1.02%	1.15%	1.00%	2.58%	60.00%	$10

70     Wells Fargo Equity Gateway Funds
Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage C&B Large Cap Value Fund (“C&B Large Cap Value Fund”), Wells Fargo Advantage Diversified Equity Fund (“Diversified Equity Fund”), Wells Fargo Advantage Diversified Small Cap Fund (“Diversified Small Cap Fund”), Wells Fargo Advantage Emerging Growth Fund (“Emerging Growth Fund”), Wells Fargo Advantage Equity Value Fund (“Equity Value Fund”), Wells Fargo Advantage International Value Fund (“International Value Fund”), Wells Fargo Advantage Small Company Growth Fund (“Small Company Growth Fund”) and Wells Fargo Advantage Small Company Value Fund (“Small Company Value Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.
The Funds each seek to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a “Master Portfolio”, collectively, the “Master Portfolios”) of Wells Fargo Master Trust, a registered open-end investment management company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the Master Portfolios for the year ended September 30, 2010 are included this report and should be read in conjunction with each Fund’s financial statements. As of September 30, 2010, the Funds own the following percentages of the Master Portfolio(s):

	C&B Large	Diversified	Diversified	Emerging	Equity	International	Small	Small
	Cap Value	Equity	Small Cap	Growth	Value	Value	Company	Company
	Fund	Fund	Fund	Fund	Fund	Fund	Growth Fund	Value Fund

C&B Large Cap Value Portfolio	84%	9%	NA	NA	NA	NA	NA	NA
Disciplined Growth Portfolio	NA	59%	NA	NA	NA	NA	NA	NA
Disciplined Value Portfolio	NA	59%	NA	NA	NA	NA	NA	NA
Emerging Growth Portfolio	NA	20%	52%	15%	NA	NA	NA	NA
Equity Value Portfolio	NA	9%	NA	NA	48%	NA	NA	NA
Index Portfolio	NA	5%	NA	NA	NA	NA	NA	NA
International Growth Portfolio	NA	13%	NA	NA	NA	NA	NA	NA
International Index Portfolio	NA	59%	NA	NA	NA	NA	NA	NA
International Core Portfolio	NA	59%	NA	NA	NA	NA	NA	NA
International Value Portfolio	NA	6%	NA	NA	NA	90%	NA	NA
Large Cap Appreciation Portfolio	NA	59%	NA	NA	NA	NA	NA	NA
Large Company Growth Portfolio	NA	59%	NA	NA	NA	NA	NA	NA
Small Cap Index Portfolio	NA	24%	60%	NA	NA	NA	NA	NA
Small Company Growth Portfolio	NA	3%	9%	NA	NA	NA	86%	NA
Small Company Value Portfolio	NA	1%	2%	NA	NA	NA	NA	54%
Strategic Small Cap Value Portfolio	NA	24%	60%	NA	NA	NA	NA	NA
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Notes to Financial Statements	Wells Fargo Equity Gateway Funds 71
Securities valuation
Investments in the Master Portfolios are valued daily based on each Fund’s proportionate share of each Master Portfolio’s net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in the this report.
The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis in each Master Portfolio. Realized gains or losses in each Master Portfolio are reported on the basis of identified cost of securities delivered.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income in each Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Master Portfolio is informed of the ex-dividend date. Dividend income from foreign securities in each Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Each Fund records daily its proportionate share of each Master Portfolio’s interest and dividend income.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Undistributed/	Accumulated Net
	Overdistributed Net	Realized Losses
	Investment Income (Loss)	on Investments	Paid-in Capital
C&B Large Cap Value Fund	$63,793	$(63,793)	$0
Diversified Equity Fund	194,909	(229,549)	34,640
Diversified Small Cap Fund	(432,717)	336,542	96,175
Emerging Growth Fund	37,104	(3,182)	(33,922)
Equity Value Fund	(7,754)	7,754	0
International Value Fund	(76,957)	65,381	11,576
Small Company Growth Fund	2,561,487	(657,188)	(1,904,299)
Small Company Value Fund	(28,430)	319,863	(291,433)
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

72 Wells Fargo Equity Gateway Funds	Notes to Financial Statements
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
At September 30, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Expiration
	2017	2018

C&B Large Cap Value Fund	$34,537,147	$53,520,270
Diversified Equity Fund	14,512,759	29,051,475
Diversified Small Cap Fund	43,561,868	82,211,371
Emerging Growth Fund	1,791,248	303,910
Equity Value Fund	47,811,418	30,379,874
International Value Fund	8,318,503	39,532,291
Small Company Growth Fund	89,085,896	21,804,704
Small Company Value Fund	51,843,878	80,412,918
At September 30, 2010, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year were:

Deferred Post-October
Capital Loss

C&B Large Cap Value Fund	$7,178,836
Diversified Small Cap Fund	1,324,528
Equity Value Fund	4,070,186
International Value Fund	9,861,190
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements
Wells Fargo Equity Gateway Funds     73
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At September 30, 2010, each Fund’s investments in the Master Portfolio(s) carried at fair value were designated as Level 2 inputs. Further details on the major security types can be found in the Portfolio of Investments of each Master Portfolio.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Funds.
For each Fund that invests all of its assets in a single Master Portfolio, Funds Management does not currently receive investment advisory fees. For each Fund that invests in multiple Master Portfolios, Funds Management is the investment adviser and is entitled to receive an investment advisory fee of 0.25% of each Fund’s average daily net assets for providing such advisory services, including the determination of the asset allocations of each Fund’s investments in the various Master Portfolios.
Each Fund that invests its assets in one or more Master Portfolio may withdraw all of its investments from its corresponding Master Portfolio(s) and invest directly in securities at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding sub-adviser, if any) may receive an investment advisory fee for the direct management of those assets.
Funds Management also acts as the investment adviser to the Master Portfolios and is entitled to receive fees from the Master Portfolios for those services.
Administration and transer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

		Administration Fees
	Average Daily	(% of Average Daily
	Net Assets	Net Assets)

Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03
Class A, Class B and Class C	All asset levels	0.26 *
Administrator Class	All asset levels	0.10
Institutional Class	All asset levels	0.08
Investor Class	All asset levels	0.33 **

*	Prior to July 19, 2010, the class-level administration fee for Class A, Class B and Class C was 0.28%.

**	Prior to July 19, 2010, the class-level administration fee for Investor Class was 0.38%.
Funds Management has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Distribution fees
The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets for Class B and Class C shares.

74 Wells Fargo Equity Gateway Funds	Notes to Financial Statements
For the year ended September 30, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges	Contingent deferred sales charges
	Class A	Class B	Class C

C&B Large Cap Value Fund	$28,532	$11,522	$7
Diversified Equity Fund	58,942	11,986	186
Emerging Growth Fund	2,419	NA	0
Equity Value Fund	8,622	1,340	0
International Value Fund	15,636	1,432	428
Small Company Growth Fund	20,351	68	462
Small Company Value Fund	24,771	1,226	27
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.
A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended September 30, 2010, were as follows:

	Purchases at Cost*	Sales Proceeds*

C&B Large Cap Value Fund	$59,796,507	$279,047,260
Diversified Equity Fund	310,654,475	960,210,170
Diversified Small Cap Fund	86,472,320	339,240,548
Emerging Growth Fund	5,387,754	14,967,949
Equity Value Fund	270,604,720	334,964,800
International Value Fund	68,365,953	76,412,484
Small Company Growth Fund	352,617,620	484,463,830
Small Company Value Fund	52,591,097	100,302,573

*	Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund’s ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio’s purchases and sales.
6. ACQUISITION
After the close of business on July 16, 2010, Diversified Equity Fund acquired the net assets of Wells Fargo Advantage Growth Equity Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Administrator Class and Institutional Class shares of Wells Fargo Advantage Growth Equity Fund received Class A, Class B, Class C, Administrator Class and Administrator Class shares, respectively, of Diversified Equity Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Growth Equity Fund for 4,232,997 shares of Diversified Equity Fund valued at $97,176,430 at an exchange ratio of 0.43, 0.34, 0.37, 0.45, and 0.45 for Class A, Class B, Class C, Administrator Class and Administrator Class shares, respectively. The investment portfolio of Wells Fargo Advantage Growth Equity Fund with a fair value of $97,257,117, identified cost of $94,788,723 and unrealized appreciation of $2,468,394 at July 16, 2010 were the principal assets acquired by Diversified Equity Fund. The aggregate net assets of Wells Fargo Advantage Growth

Notes to Financial Statements	Wells Fargo Equity Gateway Funds 75
Equity Fund and Diversified Equity Fund immediately prior to the acquisition were $97,176,430 and $378,307,932, respectively. The aggregate net assets of Diversified Equity Fund immediately after the acquisition were $475,484,362. For financial reporting purposes, assets received and shares issued by Diversified Equity Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Growth Equity Fund was carried forward to align ongoing reporting Diversified Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed October 1, 2009, the beginning of the annual reporting period for Diversified Equity Fund, the pro forma results of operations for the year ended September 30, 2010 would have been:

Net investment income	$3,978,785
Net realized and unrealized gains or losses on investments	$35,855,587
Net increase in net assets resulting from operations	$39,834,372
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Growth Equity Fund that have been included in Diversified Equity Fund’s Statement of Operations since July 19, 2010.
7. BANK BORROWINGS
The Trust (excluding Diversified Equity Fund, the money market funds and certain funds in the Trust) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company. Diversified Equity Fund and certain other funds in the Trust are party to a $25,000,000 revolving credit agreement with the Bank of New York Mellon. Under each credit agreement, the Funds are each permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under each credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement with State Street Bank and Trust Company, the applicable Funds pay an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the applicable Funds paid an annual commitment fee equal to 0.15% of the unused balance, which was allocated pro rata. Under the Credit Agreement with Bank of New York Mellon, Diversified Equity Fund and certain other funds in the Trust pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata.
For the year ended September 30, 2010, there were no borrowings by the Funds under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended September 30, 2010, and September 30, 2009, were as follows:

	Ordinary Income		Long-Term Capital Gain
	2010	2009	2010	2009

C&B Large Cap Value Fund	$6,045,033	$8,256,609	$0	$4,006
Diversified Equity Fund	6,617,751	9,458,179	0	54,590,740
Diversified Small Cap Fund	1,273,368	85,184	0	0
Equity Value Fund	2,515,925	3,676,695	0	7,363
International Value Fund	4,881,155	8,519,654	0	0
Small Company Value Fund	0	1,813,343	0	0

76 Wells Fargo Equity Gateway Funds	Notes to Financial Statements
As of May 31, 2010, the funds tax year end, the components of distributable earnings on a tax basis are shown on the table below.

	Undistributed	Unrealized
	Ordinary	Appreciation	Capital Loss
	Income	(Depreciation)	Carryforward*

C&B Large Cap Value Fund	$1,766,419	$(27,283,321)	$(95,236,253)
Diversified Equity Fund	1,714,388	564,161	(43,564,234)
Diversified Small Cap Fund	80,231	7,576,590	(127,097,767)
Emerging Growth Fund	0	443,737	(2,095,158)
Equity Value Fund	495,884	13,255,952	(82,261,478)
International Value Fund	3,755,804	(63,692,915)	(57,711,984)
Small Company Growth Fund	0	(11,768,118)	(110,890,600)
Small Company Value Fund	0	7,740,109	(132,256,796)

*	Amounts include any post-October loss, which will reverse on the first day of the following fiscal year.
9. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Report of Independent Registered Public Accounting Firm
Wells Fargo Equity Gateway Funds     77
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Diversified Small Cap Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Equity Value Fund, and Wells Fargo Advantage International Value Fund, and Wells Fargo Advantage Small Company Growth Fund, seven of the funds constituting the Wells Fargo Funds Trust (collectively the “Funds”), as of September 30, 2010, and the related statements of operations for the period then ended, statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of September 30, 2010, the results of their operations, changes in their net assets, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 24, 2010

78       Wells Fargo Advantage Master Portfolios
Portfolio of Investments—September 30, 2010

C&B LARGE CAP VALUE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 95.47%

Consumer Discretionary: 15.97%

Hotels, Restaurants & Leisure: 6.73%
274,100	Carnival Corporation	$10,473,361
151,200	Darden Restaurants Incorporated	6,468,336
138,900	McDonald’s Corporation	10,349,439

		27,291,136

Household Durables: 1.47%
9,200	NVR Incorporated†«	5,957,276

Media: 3.30%
338,400	Omnicom Group Incorporated	13,360,032

Multiline Retail: 2.78%
213,850	Kohl’s Corporation†	11,265,618

Textiles, Apparel & Luxury Goods: 1.69%
84,735	VF Corporation«	6,865,230

Consumer Staples: 10.47%

Beverages: 2.25%
132,000	Diageo plc ADR«	9,109,320

Household Products: 6.18%
152,000	Colgate-Palmolive Company	11,682,720
105,500	Henkel AG & Company KGaA ADR	4,752,775
132,600	Kimberly-Clark Corporation«	8,625,630

		25,061,125

Personal Products: 2.04%
257,400	Avon Products Incorporated«	8,265,114

Energy: 5.45%

Oil, Gas & Consumable Fuels: 5.45%
97,700	Chevron Corporation	7,918,585
229,600	Exxon Mobil Corporation	14,186,984

		22,105,569

Financials: 17.77%

Capital Markets: 2.82%
303,900	State Street Corporation	11,444,874

Consumer Finance: 3.02%
291,300	American Express Company	12,243,339

Diversified Financial Services: 4.04%
596,700	Bank of America Corporation	7,822,737
224,770	JPMorgan Chase & Company	8,556,994

		16,379,731

Insurance: 7.89%
172,700	Allstate Corporation	5,448,685
144,300	Axis Capital Holdings Limited«	4,753,242
68,100	Berkshire Hathaway Incorporated Class B†	5,630,508

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 79
C&B LARGE CAP VALUE PORTFOLIO

Shares	Security Name	Value
Insurance (continued)
117,400	Chubb Corporation«	$6,690,626
306,300	Willis Group Holdings	9,440,166

		31,963,227

Health Care: 10.05%

Health Care Equipment & Supplies: 2.93%
178,280	Baxter International Incorporated«	8,505,739
45,200	Becton Dickinson & Company«	3,349,320

		11,855,059

Health Care Providers & Services: 4.15%
187,600	Cardinal Health Incorporated	6,198,304
210,600	Quest Diagnostics Incorporated	10,628,982

		16,827,286

Pharmaceuticals: 2.97%
194,600	Johnson & Johnson«	12,057,416

Industrials: 18.00%

Air Freight & Logistics: 2.08%
126,300	United Parcel Service Incorporated Class B«	8,422,947

Commercial Services & Supplies: 4.94%
209,300	Avery Dennison Corporation	7,769,216
144,100	Cintas Corporation«	3,969,955
272,400	Republic Services Incorporated	8,305,476

		20,044,647

Industrial Conglomerates: 3.45%
438,300	General Electric Company	7,122,375
187,430	Tyco International Limited	6,884,304

		14,006,679

Machinery: 6.01%
171,100	Dover Corporation	8,933,131
89,400	Eaton Corporation«	7,374,606
170,900	Illinois Tool Works Incorporated«	8,035,718

		24,343,455

Professional Services: 1.52%
117,805	Manpower Incorporated«	6,149,421

Information Technology: 13.30%

Electronic Equipment & Instruments: 5.58%
1,251,800	Flextronics International Limited†«	7,560,872
315,820	Molex Incorporated Class A	5,520,534
326,800	Tyco Electronics Limited	9,549,096

		22,630,502

IT Services: 3.96%
126,210	Fiserv Incorporated†«	6,792,622
523,000	Western Union Company	9,241,410

		16,034,032

80 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
C&B LARGE CAP VALUE PORTFOLIO

Shares	Security Name	Value
Semiconductors & Semiconductor Equipment: 2.12%
204,850	Lam Research Corporation†	$8,572,973

Software: 1.64%
271,950	Microsoft Corporation	6,660,056

Materials: 1.74%

Chemicals: 1.74%
145,600	International Flavors & Fragrances Incorporated	7,064,512

Telecommunication Services: 2.72%

Wireless Telecommunication Services: 2.72%
444,200	Vodafone Group plc ADR	11,020,600

Total Common Stocks (Cost $362,742,918)		387,001,176

Preferred Stocks: 1.96%

Consumer Staples: 1.96%

		Yield
Household Products: 1.96%
147,900	Henkel AG & Company KGaA ADR	1.21%	7,957,020

Total Preferred Stocks (Cost $6,523,264)			7,957,020

Principal		Interest Rate	Maturity Date
Short-Term Investments: 21.38%

Corporate Bonds & Notes: 0.51%
$1,810,167	Gryphon Funding Limited(a)(i)(v)	0.00	08/05/2011	732,575
2,327,644	VFNC Corporation(a)(i)(v)††±	0.26	09/29/2011	1,326,757

				2,059,332

Shares		Yield
Investment Companies: 20.87%
9,014,762	Wells Fargo Advantage Money Market Trust(l)(u)	0.25	9,014,762
75,573,474	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	75,573,474
			84,588,236

Total Short-Term Investments (Cost $86,054,408)			86,647,568

Total Investments in Securities (Cost $455,320,590)*		118.81%	481,605,764
Other Assets and Liabilities, Net	(18.81)		(76,251,354)

Total Net Assets	100.00%		$405,354,410

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 81
C&B LARGE CAP VALUE PORTFOLIO

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $468,407,348 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$49,877,943
Gross unrealized depreciation	(36,679,527)

Net unrealized appreciation	$13,198,416
The accompanying notes are an integral part of these financial statements.

82 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
DISCIPLINED GROWTH PORTFOLIO

Shares	Security Name	Value
Common Stocks: 89.82%

Consumer Discretionary: 11.25%

Auto Components: 1.93%
38,200	Gentex Corporation	$745,282

Automobiles: 1.99%
62,900	Ford Motor Company«†	769,896

Hotels, Restaurants & Leisure: 1.82%
4,100	Chipotle Mexican Grill Incorporated«†	705,200

Media: 1.91%
17,700	DIRECTV Group Incorporated«†	736,851

Specialty Retail: 1.87%
27,000	Limited Brands Incorporated	723,060

Textiles, Apparel & Luxury Goods: 1.73%
13,400	Deckers Outdoor Corporation«†	669,464

Consumer Staples: 8.79%

Beverages: 2.10%
17,400	Hansen Natural Corporation†	811,188

Food & Staples Retailing: 3.36%
12,935	Wal-Mart Stores Incorporated	692,281
16,400	Whole Foods Market Incorporated«†	608,604

		1,300,885

Food Products: 1.61%
38,900	Tyson Foods Incorporated Class A«	623,178

Household Products: 1.72%
9,900	Energizer Holdings Incorporated«†	665,577

Energy: 8.75%

Energy Equipment & Services: 3.63%
21,000	Halliburton Company	694,470
15,200	Oil States International Incorporated†	707,560

		1,402,030

Oil, Gas & Consumable Fuels: 5.12%
58,175	El Paso Corporation	720,206
12,315	Newfield Exploration Company†	707,374
14,800	SM Energy Company	554,408

		1,981,988

Financials: 3.66%

Consumer Finance: 3.66%
17,700	American Express Company	743,931
17,000	Capital One Financial Corporation«	672,350

		1,416,281

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 83
DISCIPLINED GROWTH PORTFOLIO

Shares	Security Name	Value
Health Care: 8.88%

Biotechnology: 1.76%
11,800	Celgene Corporation†	$679,798

Health Care Equipment & Supplies: 1.92%
12,300	Varian Medical Systems Incorporated«†	744,150

Health Care Providers & Services: 1.77%
14,020	Express Scripts Incorporated«†	682,774

Life Sciences Tools & Services: 1.57%
13,000	Life Technologies Corporation†	606,970

Pharmaceuticals: 1.86%
11,200	Perrigo Company«	719,264

Industrials: 15.16%

Air Freight & Logistics: 1.95%
8,800	FedEx Corporation	752,400

Electrical Equipment: 1.96%
12,300	Rockwell Automation Incorporated«	759,279

Industrial Conglomerates: 1.96%
8,755	3M Company«	759,146

Machinery: 7.60%
9,900	Eaton Corporation	816,651
13,400	Illinois Tool Works Incorporated«	630,068
11,800	Joy Global Incorporated«	829,776
11,800	Toro Company«	663,514

		2,940,009

Road & Rail: 1.69%
11,800	CSX Corporation	652,776

Information Technology: 25.74%

Communications Equipment: 5.07%
14,800	Harris Corporation	655,492
52,200	JDS Uniphase Corporation†	646,758
21,700	Juniper Networks Incorporated«†	658,595

		1,960,845

Computers & Peripherals: 7.38%
2,810	Apple Incorporated†	797,337
15,270	Hewlett-Packard Company	642,409
15,400	NetApp Incorporated«†	766,766
17,700	SanDisk Corporation«†	648,705

		2,855,217

Electronic Equipment & Instruments: 4.56%
22,900	Avnet Incorporated†	618,529
38,200	Jabil Circuit Incorporated	550,462
14,800	Tech Data Corporation†	596,440

		1,765,431

84 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
DISCIPLINED GROWTH PORTFOLIO

Shares	Security Name	Value
IT Services: 2.04%
5,870	International Business Machines Corporation«	$787,402

Software: 6.69%
19,900	Autodesk Incorporated†	636,203
16,445	BMC Software Incorporated†	665,694
22,300	Microsoft Corporation	546,127
8,700	VMware Incorporated«†	738,978

		2,587,002

Materials: 5.52%

Chemicals: 3.46%
15,800	E.I. du Pont de Nemours & Company	704,996
12,290	Scotts Miracle-Gro Company«	635,762

		1,340,758

Metals & Mining: 2.06%
9,320	Freeport-McMoRan Copper & Gold Incorporated Class B	795,835

Telecommunication Services: 2.07%

Diversified Telecommunication Services: 2.07%
128,000	Qwest Communications International Incorporated	802,560

Total Common Stocks (Cost $30,574,925)		34,742,496

Short-Term Investments: 42.90%

Principal		Interest Rate	Maturity Date
Corporate Bonds & Notes: 1.19%
$403,729	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	163,389
519,144	VFNC Corporation(a)(i)(v)±††	0.26	09/29/2011	295,912

				459,301

Shares		Yield
Investment Companies: 41.71%
3,848,316	Wells Fargo Advantage Money Market Trust(l)(u)	0.25	3,848,316
12,284,855	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	12,284,855
			16,133,171

Total Short-Term Investments (Cost $16,460,177)			16,592,472

Total Investments in Securities (Cost $47,035,102)*		132.72%	51,334,968

Other Assets and Liabilities, Net		(32.72)	(12,656,311)

Total Net Assets		100.00%	$38,678,657

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 85
DISCIPLINED GROWTH PORTFOLIO

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investments.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

*	Cost for federal income tax purposes is $47,767,489 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,014,549
Gross unrealized depreciation	(1,447,070)

Net unrealized appreciation	$3,567,479
The accompanying notes are an integral part of these financial statements.

86 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
DISCIPLINED VALUE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.38%

Consumer Discretionary: 8.03%

Auto Components: 0.33%
5,091	TRW Automotive Holdings Corporation«†	$211,582

Automobiles: 0.67%
35,102	Ford Motor Company«†	429,648

Diversified Consumer Services: 0.22%
1,987	ITT Educational Services Incorporated«†	139,626

Household Durables: 0.70%
5,551	Whirlpool Corporation«	449,409

Media: 3.97%
51,518	Comcast Corporation Class A	931,445
5,156	DIRECTV Group Incorporated«†	214,644
9,965	Dish Network Corporation	190,929
14,953	Gannett Company Incorporated«	182,875
2,309	Time Warner Cable Incorporated	124,663
21,122	Time Warner Incorporated	647,389
7,400	Walt Disney Company«	245,014

		2,536,959

Multiline Retail: 0.83%
5,478	Big Lots Incorporated«†	182,144
15,146	Macy’s Incorporated«	349,721

		531,865

Specialty Retail: 0.98%
1,085	AutoZone Incorporated«†	248,367
5,530	Best Buy Company Incorporated	225,790
7,712	GameStop Corporation Class A«†	152,004

		626,161

Textiles, Apparel & Luxury Goods: 0.33%
2,606	VF Corporation«	211,138

Consumer Staples: 10.03%

Beverages: 0.30%
10,847	Constellation Brands Incorporated Class A«†	191,883

Food & Staples Retailing: 2.79%
8,629	CVS Caremark Corporation	271,555
15,482	Kroger Company	335,340
17,020	Safeway Incorporated«	360,143
15,315	Wal-Mart Stores Incorporated	819,659

		1,786,697

Food Products: 2.93%
16,722	Archer Daniels Midland Company	533,766
3,989	Corn Products International Incorporated	149,588
19,329	Del Monte Foods Company	253,403
2,876	Hormel Foods Corporation«	128,270
2,872	JM Smucker Company	173,842
4,183	Kraft Foods Incorporated Class A	129,087

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 87
DISCIPLINED VALUE PORTFOLIO

Shares	Security Name	Value
Food Products (continued)
12,776	Smithfield Foods Incorporated†	$215,020
18,082	Tyson Foods Incorporated Class A«	289,674

		1,872,650

Household Products: 2.36%
3,136	Energizer Holdings Incorporated«†	210,833
21,613	Procter & Gamble Company	1,296,132

		1,506,965

Personal Products: 0.26%
2,802	Herbalife Limited	169,101

Tobacco: 1.39%
27,983	Altria Group Incorporated	672,152
2,694	Lorillard Incorporated	216,355

		888,507

Energy: 10.81%

Energy Equipment & Services: 1.62%
5,810	Halliburton Company	192,137
14,068	National Oilwell Varco Incorporated«	625,604
4,681	Oil States International Incorporated«†	217,901

		1,035,642

Oil, Gas & Consumable Fuels: 9.19%
7,103	Apache Corporation«	694,389
26,407	Chevron Corporation	2,140,287
17,672	ConocoPhillips	1,014,903
16,309	El Paso Corporation	201,905
19,765	Marathon Oil Corporation	654,222
1,489	Occidental Petroleum Corporation	116,589
8,509	Sunoco Incorporated«	310,579
29,255	Valero Energy Corporation	512,255
2,491	Whiting Petroleum Corporation†	237,915

		5,883,044

Financials: 24.55%

Capital Markets: 2.27%
8,760	Ameriprise Financial Incorporated«	414,611
3,406	Goldman Sachs Group Incorporated	492,439
22,136	Morgan Stanley	546,316

		1,453,366

Commercial Banks: 3.43%
1,955	BOK Financial Corporation	88,229
5,489	Commerce Bancshares Incorporated	206,332
29,675	Fifth Third Bancorp	356,990
12,562	PNC Financial Services Group Incorporated«	652,093
41,217	US Bancorp	891,112

		2,194,756

88 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
DISCIPLINED VALUE PORTFOLIO

Shares	Security Name	Value
Consumer Finance: 1.44%
14,317	Capital One Financial Corporation«	$566,237
30,854	SLM Corporation«†	356,364

		922,601

Diversified Financial Services: 6.49%
82,946	Bank of America Corporation	1,087,422
260,804	Citigroup Incorporated†	1,017,136
53,763	JPMorgan Chase & Company	2,046,757

		4,151,315

Insurance: 7.84%
9,764	ACE Limited«	568,753
3,475	Allied World Assurance Holdings«	196,650
7,746	Aspen Insurance Holdings Limited	234,549
5,156	Assurant Incorporated«	209,849
3,860	Axis Capital Holdings Limited«	127,148
14,406	Berkshire Hathaway Incorporated Class B«†	1,191,088
6,732	Chubb Corporation«	383,657
4,577	Endurance Specialty Holdings Limited	182,165
10,484	MetLife Incorporated	403,110
7,679	Protective Life Corporation	167,095
12,645	Prudential Financial Incorporated	685,106
5,566	Reinsurance Group of America Incorporated	268,782
7,625	The Travelers Companies Incorporated	397,263

		5,015,215

Real Estate Investment Trusts: 2.53%
23,881	Annaly Capital Management Incorporated«	420,306
10,223	Commonwealth REIT	261,709
12,902	Hospitality Properties Trust«	288,102
14,791	Host Hotels & Resorts Incorporated«	214,174
6,004	Liberty Property Trust	191,528
2,870	Vornado Realty Trust	245,471

		1,621,290

Thrifts & Mortgage Finance: 0.55%
28,651	Hudson City Bancorp Incorporated«	351,261

Health Care: 13.22%

Biotechnology: 1.92%
12,966	Amgen Incorporated†	714,556
6,041	Biogen Idec Incorporated«†	339,021
4,939	Gilead Sciences Incorporated†	175,878

		1,229,455

Health Care Equipment & Supplies: 0.24%
3,356	Cooper Companies Incorporated	155,114

Health Care Providers & Services: 2.80%
9,668	Aetna Incorporated	305,605
7,484	CIGNA Corporation	267,778
10,329	Humana Incorporated†	518,929
19,932	UnitedHealth Group Incorporated	699,813

		1,792,125

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 89
DISCIPLINED VALUE PORTFOLIO

Shares	Security Name	Value
Life Sciences Tools & Services: 0.22%
2,954	Thermo Fisher Scientific Incorporated†	$141,438

Pharmaceuticals: 8.04%
5,872	Bristol-Myers Squibb Company«	159,190
22,411	Eli Lilly & Company«	818,674
16,091	Forest Laboratories Incorporated†	497,695
18,122	Johnson & Johnson«	1,122,839
20,485	Merck & Company Incorporated	754,053
12,403	Mylan Laboratories Incorporated«†	233,300
90,515	Pfizer Incorporated	1,554,143

		5,139,894

Industrials: 9.17%

Aerospace & Defense: 3.21%
2,721	Alliant Techsystems Incorporated«†	205,163
9,926	General Dynamics Corporation	623,452
5,566	L-3 Communications Holdings Incorporated«	402,255
2,310	Lockheed Martin Corporation	164,657
10,850	Northrop Grumman Corporation«	657,836

		2,053,363

Air Freight & Logistics: 0.92%
6,925	FedEx Corporation«	592,088

Airlines: 0.30%
16,427	Delta Air Lines Incorporated†	191,210

Commercial Services & Supplies: 0.36%
13,505	RR Donnelley & Sons Company«	229,045

Industrial Conglomerates: 2.73%
107,602	General Electric Company	1,748,533

Machinery: 1.09%
2,606	Eaton Corporation«	214,969
5,976	Oshkosh Truck Corporation†	164,340
8,221	Timken Company	315,358

		694,667

Road & Rail: 0.56%
3,211	CSX Corporation	177,633
4,287	Ryder System Incorporated«	183,355

		360,988

Information Technology: 5.79%

Computers & Peripherals: 1.05%
7,071	Hewlett-Packard Company	297,477
4,199	Lexmark International Incorporated†	187,359
13,980	NCR Corporation†	190,547

		675,383

Electronic Equipment & Instruments: 1.31%
7,681	Arrow Electronics Incorporated†	205,313
6,802	Avnet Incorporated†	183,722
19,264	Flextronics International Limited«†	116,355
9,797	Ingram Micro Incorporated Class A†	165,177
17,084	Vishay Intertechnology Incorporated†	165,373

		835,940

90 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
DISCIPLINED VALUE PORTFOLIO

Shares	Security Name	Value
IT Services: 1.45%
8,518	Computer Sciences Corporation	$391,828
2,807	International Business Machines Corporation«	376,531
9,885	SAIC Incorporated†	157,962

		926,321

Semiconductors & Semiconductor Equipment: 0.53%
10,240	Intel Corporation	196,915
12,804	Teradyne Incorporated«†	142,637

		339,552

Software: 1.45%
31,536	Microsoft Corporation	772,317
5,780	Oracle Corporation	155,193

		927,510

Materials: 3.64%

Chemicals: 2.43%
7,979	Ashland Incorporated	389,136
5,566	Cabot Corporation	181,285
6,950	Eastman Chemical Company	514,300
4,398	Lubrizol Corporation«	466,056

		1,550,777

Paper & Forest Products: 1.21%
3,840	Domtar Corporation	247,987
15,312	International Paper Company	333,036
7,963	MeadWestvaco Corporation	194,138

		775,161

Telecommunication Services: 5.70%

Diversified Telecommunication Services: 5.70%
80,347	AT&T Incorporated	2,297,924
53,482	Qwest Communications International Incorporated«	335,332
31,207	Verizon Communications Incorporated	1,017,036

		3,650,292

Utilities: 6.44%

Electric Utilities: 3.15%
8,490	Allegheny Energy Incorporated	208,175
7,278	DPL Incorporated	190,174
10,272	Edison International	353,254
2,477	Entergy Corporation	189,565
11,454	FirstEnergy Corporation«	441,437
16,805	Pepco Holdings Incorporated	312,573
7,746	Pinnacle West Capital Corporation«	319,677

		2,014,855

Gas Utilities: 0.48%
6,732	Energen Corporation	307,787

Independent Power Producers & Energy Traders: 0.88%
11,057	Constellation Energy Group Incorporated	356,478
10,112	NRG Energy Incorporated«†	210,532

		567,010

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 91
DISCIPLINED VALUE PORTFOLIO

Shares	Security Name	Value
Multi-Utilities: 1.93%
6,908	Ameren Corporation	$196,187
15,920	CMS Energy Corporation«	286,878
5,743	DTE Energy Company	263,774
27,983	NiSource Incorporated«	486,904

		1,233,743

Total Common Stocks (Cost $59,271,699)		62,312,932

Short-Term Investments: 29.01%

Principal		Interest Rate	Maturity Date
Corporate Bonds & Notes: 0.21%
$116,239	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	47,042
149,468	VFNC Corporation††±(a)(i)(v)	0.26	09/29/2011	85,197

				132,239

Shares		Yield
Investment Companies: 28.41%
1,225,908	Wells Fargo Advantage Money Market Trust(l)(u)	0.25	1,225,908
16,953,060	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	16,953,060

			18,178,968

Principal			Interest Rate
US Treasury Bills: 0.39%
$250,000	US Treasury Bill^#		0.14	10/21/2010	249,980

Total Short-Term Investments (Cost $18,523,097)					18,561,187

Total Investments in Securities (Cost $77,794,796)*		126.39%			80,874,119
Other Assets and Liabilities, Net		(26.39)			(16,888,382)

Total Net Assets		100.00%			$63,985,737

92 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
DISCIPLINED VALUE PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(^)	Zero coupon bond. Interest rate presented is yield to maturity.

#	Security pledged as collateral for futures transactions.

*	Cost for federal income tax purposes is $78,701,496 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,157,954
Gross unrealized depreciation	(2,985,331)

Net unrealized appreciation	$2,172,623
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 93
EMERGING GROWTH PORTFOLIO

Shares	Security Name	Value

Common Stocks: 96.58%

Consumer Discretionary: 20.75%

Diversified Consumer Services: 1.57%
9,620	American Public Education Incorporated†«	$316,113
1,370	Capella Education Company†«	106,339

		422,452

Hotels, Restaurants & Leisure: 4.73%
8,500	Life Time Fitness Incorporated†«	335,495
5,700	Panera Bread Company†	505,077
6,900	Texas Roadhouse Incorporated†	97,014
8,860	WMS Industries Incorporated†	337,300

		1,274,886

Internet & Catalog Retail: 2.87%
29,836	Shutterfly Incorporated†	775,438

Leisure Equipment & Products: 0.66%
22,800	Summer Infant Incorporated†	178,296

Media: 0.87%
13,850	IMAX Corporation†	233,511

Specialty Retail: 8.70%
8,060	Dick’s Sporting Goods Incorporated†«	226,002
14,100	hhgregg Incorporated†«	349,116
14,720	Hibbett Sports Incorporated†	367,264
14,000	Tractor Supply Company	555,240
16,800	Ulta Salon Cosmetics & Fragrance Incorporated†	490,560
13,100	Vitamin Shoppe Incorporated†	359,595

		2,347,777

Textiles, Apparel & Luxury Goods: 1.35%
2,900	Lululemon Athletica Incorporated†«	129,688
4,600	Warnaco Group Incorporated†	235,198

		364,886

Energy: 5.75%

Energy Equipment & Services: 0.66%
21,100	Newpark Resources Incorporated†	177,240

Oil, Gas & Consumable Fuels: 5.09%
31,000	Brigham Exploration Company†«	581,250
32,900	Northern Oil & Gas Incorporated†	557,326
12,100	Oasis Petroleum Incorporated†	234,377

		1,372,953

Financials: 2.01%

Capital Markets: 1.34%
27,300	Financial Engines Incorporated†«	362,544

Diversified Financial Services: 0.67%
2,800	Portfolio Recovery Associates Incorporated†	181,020

94 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
EMERGING GROWTH PORTFOLIO

Shares	Security Name	Value

Health Care: 19.91%

Biotechnology: 2.81%
3,700	Acorda Therapeutics Incorporated†	$122,174
5,800	Alexion Pharmaceuticals Incorporated†	373,288
36,300	Exact Sciences Corporation†«	262,812

		758,274

Health Care Equipment & Supplies: 10.88%
11,400	ArthroCare Corporation†	309,852
37,500	DexCom Incorporated†«	495,750
2,800	Heartware International Incorporated†	192,528
9,390	Masimo Corporation	256,441
4,010	NuVasive Incorporated†«	140,911
29,700	NxStage Medical Incorporated†	567,270
11,100	Sirona Dental Systems Incorporated†	400,044
22,060	Volcano Corporation†	573,119

		2,935,915

Health Care Providers & Services: 1.98%
4,890	Catalyst Health Solutions Incorporated†	172,177
4,700	HMS Holdings Corporation†	277,018
17,100	Sharps Compliance Corporation†«	86,355

		535,550

Health Care Technology: 1.19%
8,800	SXC Health Solutions Corporation†	320,936

Life Sciences Tools & Services: 1.29%
2,400	Dionex Corporation†	207,456
1,120	Mettler-Toledo International Incorporated†	139,373

		346,829

Pharmaceuticals: 1.76%
87,000	Akorn Incorporated†	351,480
5,200	MAP Pharmaceuticals Incorporated†«	79,560
6,018	Nupathe Incorporated†	43,390

		474,430

Industrials: 9.77%

Commercial Services & Supplies: 1.39%
11,900	EnerNOC Incorporated†«	373,779

Electrical Equipment: 7.38%
36,740	Altra Holdings Incorporated†	541,180
12,790	Baldor Electric Company	516,716
21,290	Harbin Electric Incorporated†«	380,878
13,270	Polypore International Incorporated†	400,223
2,600	Regal-Beloit Corporation	152,594

		1,991,591

Machinery: 0.74%
4,950	Badger Meter Incorporated«	200,376

Professional Services: 0.26%
2,800	ICF International Incorporated†	70,196

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 95
EMERGING GROWTH PORTFOLIO

Shares	Security Name	Value

Information Technology: 38.39%

Communications Equipment: 4.94%
26,000	Aruba Networks Incorporated†	$554,840
6,200	Ixia†	76,880
2,700	Meru Networks Incorporated†	46,548
23,100	Oclaro Incorporated†	369,831
6,260	Riverbed Technology Incorporated†	285,331

		1,333,430

Electronic Equipment & Instruments: 0.74%
5,500	OSI Systems Incorporated†	199,760

Internet Software & Services: 10.31%
15,500	Envestnet Incorporated†	162,130
21,020	GSI Commerce Incorporated†	519,194
60,400	Liveperson Incorporated†	507,360
6,070	LogMeln Incorporated†	218,399
29,400	LoopNet Incorporated†	348,096
3,310	Mercadolibre Incorporated†	238,916
32,400	Perficient Incorporated†	296,136
16,200	SciQuest Incorporated†	195,696
2,100	SouFun Holdings Limited ADR†«	136,878
4,130	VistaPrint NV†«	159,625

		2,782,430

IT Services: 0.90%
6,800	Wright Express Corporation†	242,828

Semiconductors & Semiconductor Equipment: 8.32%
24,610	Entegris Incorporated†	114,929
98,800	Entropic Communications Incorporated†	948,480
13,350	MaxLinear Incorporated Class A†	149,787
12,900	Monolithic Power Systems†	210,657
15,200	NetLogic Microsystems Incorporated†«	419,216
9,500	Silicon Laboratories Incorporated†	348,175
1,500	Veeco Instruments Incorporated†«	52,305

		2,243,549

Software: 13.18%
2,000	ArcSight Incorporated†	87,120
29,830	Ariba Incorporated†	563,787
7,300	Chinacache International Holdings Limited ADR†	101,470
11,810	Concur Technologies Incorporated†«	583,886
14,500	Fortinet Incorporated†	362,500
30,520	GSE Systems Incorporated†	102,852
16,940	PROS Holdings Incorporated†	157,203
9,200	Radiant Systems Incorporated†	157,320
3,180	Rovi Corporation†	160,304
5,600	Solera Holdings Incorporated	247,296
12,100	Sourcefire Incorporated†«	348,964
25,010	SuccessFactors Incorporated†«	628,001
1,700	Vanceinfo Technologies Incorporated ADR†	54,978

		3,555,681

Total Common Stocks (Cost $19,980,046)		26,056,557

96 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
EMERGING GROWTH PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Short-Term Investments: 21.39%

Corporate Bonds & Notes: 3.30%
$781,513	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	$316,278
1,004,926	VFNC Corporation(v)±(a)(i)††	0.26	09/29/2011	572,808

				889,086

Shares			Yield
Investment Companies: 18.09%
814,703	Wells Fargo Advantage Money Market Trust(u)(l)		0.25	814,703
4,066,154	Wells Fargo Securities Lending Cash Investments LLC(v)(u)(l)		0.28	4,066,154

				4,880,857

Total Short-Term Investments (Cost $5,513,855)				5,769,943

Total Investments in Securities (Cost $25,493,901)*		117.97%		31,826,500

Other Assets and Liabilities, Net		(17.97)		(4,847,497)

Total Net Assets		100.00%		$26,979,003

(v)	Security represents investment of cash collateral received from securities on loan.

†	Non-income earning securities.

«	All or a portion of this security is on loan.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate.

*	Cost for federal income tax purposes is $26,208,062 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$6,962,758
Gross unrealized depreciation	(1,344,320)

Net unrealized appreciation	$5,618,438
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 97
EQUITY VALUE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 98.90%

Consumer Discretionary: 11.05%

Auto Components: 1.82%
95,550	Lear Corporation†	$7,541,762

Hotels, Restaurants & Leisure: 1.89%
285,300	Wyndham Worldwide Corporation«	7,837,191

Household Durables: 0.85%
199,300	Newell Rubbermaid Incorporated«	3,549,533

Media:3.25%
235,200	Gannett Company Incorporated«	2,876,496
146,700	News Corporation Class A	1,915,902
62,100	Time Warner Incorporated	1,903,365
187,600	Viacom Incorporated Class B	6,789,244

		13,485,007

Multiline Retail: 1.10%
198,000	Macy’s Incorporated	4,571,820

Specialty Retail: 0.38%
50,000	Williams-Sonoma Incorporated«	1,585,000

Textiles, Apparel & Luxury Goods: 1.76%
121,600	Phillips-Van Heusen Corporation«	7,315,456

Consumer Staples: 7.43%

Beverages:3.35%
278,600	Constellation Brands Incorporated Class A«†	4,928,434
43,500	Hansen Natural Corporation†	2,027,970
119,000	The Coca-Cola Company	6,963,880

		13,920,284

Food & Staples Retailing: 1.87%
120,100	Costco Wholesale Corporation«	7,745,249

Food Products: 0.56%
145,100	Tyson Foods Incorporated Class A«	2,324,502

Tobacco: 1.65%
115,300	Reynolds American Incorporated	6,847,667

Energy: 12.26%

Oil, Gas & Consumable Fuels: 12.26%
69,900	Alpha Natural Resources Incorporated†	2,876,385
135,200	Chesapeake Energy Corporation	3,062,280
158,100	Chevron Corporation	12,814,005
52,000	Devon Energy Corporation	3,366,480
395,000	El Paso Corporation	4,890,100
133,000	Hess Corporation	7,862,960
116,700	Newfield Exploration Company†	6,703,248
97,400	Whiting Petroleum Corporation†	9,302,674

		50,878,132

98 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
EQUITY VALUE PORTFOLIO

Shares	Security Name	Value
Financials: 26.11%

Capital Markets: 1.77%
114,000	Ameriprise Financial Incorporated	$5,395,620
92,600	INVESCO Limited	1,965,898

		7,361,518

Commercial Banks: 5.70%
172,800	Comerica Incorporated	6,419,520
218,700	Fifth Third Bancorp	2,630,961
829,900	KeyCorp	6,606,004
124,000	PNC Financial Services Group Incorporated	6,436,840
217,000	Regions Financial Corporation	1,577,590

		23,670,915

Consumer Finance: 1.77%
103,300	Capital One Financial Corporation«	4,085,515
195,000	Discover Financial Services	3,252,600

		7,338,115

Diversified Financial Services: 7.90%
1,125,000	Bank of America Corporation	14,748,750
2,300,000	Citigroup Incorporated†	8,970,000
238,400	JPMorgan Chase & Company	9,075,888

		32,794,638

Insurance: 4.90%
54,000	ACE Limited	3,145,500
94,600	AFLAC Incorporated	4,891,766
123,600	Hartford Financial Services Group Incorporated«	2,836,620
58,800	Prudential Financial Incorporated	3,185,784
290,200	XL Group plc	6,285,732

		20,345,402

Real Estate Investment Trusts: 3.02%
65,250	Simon Property Group Incorporated«	6,051,285
75,725	Vornado Realty Trust«	6,476,759

		12,528,044

Real Estate Management & Development: 1.05%
238,200	CB Richard Ellis Group Incorporated Class A†	4,354,296

Health Care:9.98%

Biotechnology: 1.66%
124,900	Amgen Incorporated†	6,883,239

Health Care Providers & Services: 4.58%
252,200	AmerisourceBergen Corporation	7,732,452
42,600	Humana Incorporated†	2,140,224
39,200	Medco Health Solutions Incorporated†	2,040,752
202,000	UnitedHealth Group Incorporated	7,092,220

		19,005,648

Pharmaceuticals: 3.74%
40,400	AstraZeneca plc ADR«	2,048,280
167,700	Merck & Company Incorporated	6,173,037

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 99
EQUITY VALUE PORTFOLIO

Shares	Security Name	Value
Pharmaceuticals (continued)
77,400	Novartis AG ADR«	$4,463,658
166,400	Pfizer Incorporated	2,857,088

		15,542,063

Industrials: 12.27%

Industrial Conglomerates: 5.76%
1,150,600	General Electric Company	18,697,250
254,100	Textron Incorporated«	5,224,296
		23,921,546

Machinery: 3.97%
43,950	Bucyrus International Incorporated Class A«	3,047,933
73,000	Caterpillar Incorporated«	5,743,640
32,000	Cummins Incorporated«	2,898,560
33,000	Eaton Corporation«	2,722,170
61,600	Pentair Incorporated«	2,071,608

		16,483,911

Road & Rail: 2.54%
88,900	Canadian Pacific Railway Limited	5,416,677
482,000	Hertz Global Holdings Incorporated«†	5,104,380

		10,521,057

Information Technology: 5.24%

Communications Equipment: 1.76%
856,800	Motorola Incorporated†	7,308,504

Office Electronics: 1.16%
465,100	Xerox Corporation«	4,813,785

Semiconductors & Semiconductor Equipment: 2.32%
332,100	Advanced Micro Devices Incorporated«†	2,361,231
266,300	Atmel Corporation†	2,119,748
434,900	Micron Technology Incorporated«†	3,135,629
97,000	Skyworks Solutions Incorporated†	2,005,960

		9,622,568

Materials: 5.64%

Chemicals: 2.11%
94,500	E.I. du Pont de Nemours & Company	4,216,590
61,600	Eastman Chemical Company	4,558,400

		8,774,990

Containers & Packaging: 1.16%
82,000	Ball Corporation	4,825,700

Metals & Mining: 2.37%
74,000	Freeport-McMoRan Copper & Gold Incorporated Class B	6,318,860
84,200	Reliance Steel & Aluminum Company	3,496,826

		9,815,686

100 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
EQUITY VALUE PORTFOLIO

Shares	Security Name	Value
Telecommunication Services: 5.40%

Diversified Telecommunication Services: 5.40%
154,100	AT&T Incorporated	$4,407,260
1,700,000	Qwest Communications International Incorporated«	10,659,000
225,000	Verizon Communications Incorporated	7,332,750

		22,399,010

Utilities: 3.52%

Electric Utilities: 0.95%
106,100	The Southern Company«	3,951,164

Gas Utilities: 0.98%
231,600	Questar Corporation	4,059,948

Multi-Utilities: 0.65%
156,100	NiSource Incorporated«	2,716,140

Water Utilities: 0.94%
167,800	American Water Works Company Incorporated	3,904,705

Total Common Stocks (Cost $370,751,312)		410,544,195

Principal		Interest Rate	Maturity Date
Short-Term Investments: 21.83%

Corporate Bonds &Notes: 0.35%
$1,259,393	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	509,676
1,619,418	VFNC Corporation(a)(i)(v)±††	0.26	09/29/2011	923,068

				1,432,744

Shares		Yield
Investment Companies:21.48%
3,179,548	Wells Fargo Advantage Money Market Trust(l)(u)	0.25	3,179,548
86,000,974	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	86,000,974

			89,180,522

Total Short-Term Investments (Cost $90,200,586)			90,613,266

Total Investments in Securities (Cost $460,951,898)*	120.73%	501,157,461
Other Assets and Liabilities, Net	(20.73)	(86,060,183)

Total Net Assets	100.00%	$415,097,278

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 101
EQUITY VALUE PORTFOLIO

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investments.

‡	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

*	Cost for federal income tax purposes is $462,562,913 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$45,321,039
Gross unrealized depreciation	(6,726,491)
Net unrealized appreciation	$38,594,548
The accompanying notes are an integral part of these financial statements.

102 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INDEX PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.58%

Consumer Discretionary: 10.17%

Auto Components: 0.22%
141,097	Johnson Controls Incorporated	$4,303,459
50,908	The Goodyear Tire & Rubber Company†	547,261

		4,850,720

Automobiles: 0.46%
720,734	Ford Motor Company«†	8,821,784
49,350	Harley-Davidson Incorporated«	1,403,514

		10,225,298

Distributors: 0.07%
33,029	Genuine Parts Company	1,472,763

Diversified Consumer Services: 0.13%
26,588	Apollo Group Incorporated Class A†	1,365,294
13,193	DeVry Incorporated	649,228
64,651	H&R Block Incorporated	837,230

		2,851,752

Hotels, Restaurants & Leisure: 1.68%
91,089	Carnival Corporation	3,480,511
29,015	Darden Restaurants Incorporated	1,241,262
62,469	International Game Technology	902,677
60,064	Marriott International Incorporated Class A«	2,152,093
223,040	McDonald’s Corporation	16,618,710
155,093	Starbucks Corporation«	3,967,279
39,842	Starwood Hotels & Resorts Worldwide Incorporated«	2,093,697
37,434	Wyndham Worldwide Corporation«	1,028,312
15,788	Wynn Resorts Limited«	1,369,925
97,863	Yum! Brands Incorporated	4,507,570

		37,362,036

Household Durables: 0.40%
58,701	D.R. Horton Incorporated«	652,755
31,928	Fortune Brands Incorporated«	1,571,815
14,574	Harman International Industries Incorporated«†	486,917
30,688	Leggett & Platt Incorporated	698,459
33,330	Lennar Corporation«	512,615
58,320	Newell Rubbermaid Incorporated	1,038,679
70,575	Pulte Homes Incorporated«†	618,237
34,717	Stanley Black & Decker Incorporated	2,127,458
15,926	Whirlpool Corporation	1,289,369

		8,996,304

Internet & Catalog Retail: 0.74%
74,137	Amazon.com Incorporated«†	11,643,957
43,521	Expedia Incorporated	1,227,727
10,140	Priceline.com Incorporated†	3,532,168

		16,403,852

Leisure Equipment & Products: 0.15%
56,298	Eastman Kodak Company«†	236,452
29,301	Hasbro Incorporated	1,304,188
75,383	Mattel Incorporated	1,768,485

		3,309,125

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 103
INDEX PORTFOLIO

Shares	Security Name	Value
Media: 3.00%
142,654	CBS Corporation Class B	$2,262,492
588,137	Comcast Corporation Class A	10,633,517
181,641	DIRECTV Group Incorporated«†	7,561,715
59,646	Discovery Communications Incorporated Class C«†	2,597,583
49,994	Gannett Company Incorporated«	611,427
102,436	Interpublic Group of Companies Incorporated«†	1,027,433
64,774	McGraw-Hill Companies Incorporated«	2,141,428
7,615	Meredith Corporation«	253,656
24,763	New York Times Company Class A†	191,666
477,881	News Corporation Class A	6,241,126
63,152	Omnicom Group Incorporated	2,493,241
18,818	Scripps Networks Interactive Incorporated	895,360
74,456	Time Warner Cable Incorporated	4,019,879
235,650	Time Warner Incorporated	7,222,673
127,443	Viacom Incorporated Class B	4,612,162
400,800	Walt Disney Company	13,270,488
1,249	Washington Post Company Class B«	498,863

		66,534,709

Multiline Retail:0.84%
15,833	Big Lots Incorporated«†	526,447
27,795	Family Dollar Stores Incorporated«	1,227,427
49,549	JCPenney Company Incorporated«	1,346,742
64,542	Kohl’s Corporation†	3,400,073
88,575	Macy’s Incorporated	2,045,197
35,366	Nordstrom Incorporated	1,315,615
9,279	Sears Holdings Corporation«†	669,387

151,185	Target Corporation«	8,079,326
		18,610,214

Specialty Retail:1.95%
18,499	Abercrombie & Fitch Company Class A«	727,381
13,191	AutoNation Incorporated†	306,691
6,009	AutoZone Incorporated«†	1,375,520
55,299	Bed Bath & Beyond Incorporated†	2,400,530
72,518	Best Buy Company Incorporated«	2,960,910
46,883	CarMax Incorporated«†	1,306,160
31,507	GameStop Corporation Class A«†	621,003
92,081	Gap Incorporated	1,716,390
348,976	Home Depot Incorporated«	11,055,560
55,465	Limited Brands Incorporated	1,485,353
294,066	Lowe’s Companies Incorporated	6,554,731
29,078	O’Reilly Automotive Incorporated«†	1,546,950
57,829	Office Depot Incorporated†	266,013
26,276	RadioShack Corporation«	560,467
25,243	Ross Stores Incorporated«	1,378,773
153,000	Staples Incorporated«	3,200,760
26,460	Tiffany & Company«	1,243,355
83,961	TJX Companies Incorporated	3,747,179
26,983	Urban Outfitters Incorporated«†	848,346

		43,302,072

Textiles, Apparel & Luxury Goods: 0.53%
62,324	Coach Incorporated	2,677,439
80,976	Nike Incorporated Class B	6,489,417

104 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INDEX PORTFOLIO

Shares	Security Name	Value
Textiles, Apparel & Luxury Goods (continued)
13,661	Polo Ralph Lauren Corporation	$1,227,577
18,108	VF Corporation	1,467,110

		11,861,543

Consumer Staples: 11.01%

Beverages: 2.61%
21,749	Brown-Forman Corporation Class B«	1,340,608
69,513	Coca-Cola Enterprises Incorporated†	2,154,903
37,131	Constellation Brands Incorporated Class A«†	656,847
50,055	Dr Pepper Snapple Group Incorporated	1,777,954
33,118	Molson Coors Brewing Company	1,563,832
333,392	PepsiCo Incorporated	22,150,564
483,964	The Coca-Cola Company	28,321,573

		57,966,281

Food & Staples Retailing: 2.43%
92,023	Costco Wholesale Corporation«	5,934,563
284,624	CVS Caremark Corporation	8,957,117
134,551	Kroger Company	2,914,375
79,967	Safeway Incorporated	1,692,102
44,457	SUPERVALU Incorporated«	512,589
123,299	Sysco Corporation	3,516,487
419,135	Wal-Mart Stores Incorporated	22,432,105
203,936	Walgreen Company	6,831,856
30,619	Whole Foods Market Incorporated«†	1,136,271

		53,927,465

Food Products: 1.82%
133,975	Archer Daniels Midland Company	4,276,482
40,556	Campbell Soup Company«	1,449,877
92,135	ConAgra Foods Incorporated	2,021,442
38,162	Dean Foods Company†	389,634
134,581	General Mills Incorporated	4,917,590
66,709	H.J. Heinz Company	3,160,005
14,513	Hormel Foods Corporation«	647,280
25,043	JM Smucker Company	1,515,853
54,622	Kellogg Company«	2,758,957
365,480	Kraft Foods Incorporated Class A	11,278,713
27,922	McCormick & Company Incorporated«	1,173,841
42,864	Mead Johnson & Company	2,439,390
138,774	Sara Lee Corporation	1,863,735
32,364	The Hershey Company«	1,540,203
62,487	Tyson Foods Incorporated Class A	1,001,042

		40,434,044

Household Products: 2.30%
29,114	Clorox Company	1,943,651
101,845	Colgate-Palmolive Company	7,827,807
85,774	Kimberly-Clark Corporation	5,579,599
594,823	Procter & Gamble Company	35,671,535

		51,022,592

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 105
INDEX PORTFOLIO

Shares	Security Name	Value
Personal Products: 0.20%
89,890	Avon Products Incorporated	$2,886,368
23,924	Estee Lauder Companies Incorporated Class A«	1,512,715

		4,399,083

Tobacco: 1.65%
436,710	Altria Group Incorporated	10,489,774
31,794	Lorillard Incorporated	2,553,376
384,091	Philip Morris International	21,516,778
35,433	Reynolds American Incorporated	2,104,366

		36,664,294

Energy:10.68%

Energy Equipment & Services: 1.77%
90,338	Baker Hughes Incorporated	3,848,399
50,756	Cameron International Corporation†	2,180,478
14,567	Diamond Offshore Drilling Incorporated«	987,206
25,148	FMC Technologies Incorporated«†	1,717,357
190,876	Halliburton Company	6,312,269
22,174	Helmerich & Payne Incorporated«	897,160
59,780	Nabors Industries Limited†	1,079,627
87,822	National Oilwell Varco Incorporated	3,905,444
24,022	Rowan Companies Incorporated«†	729,308
286,329	Schlumberger Limited	17,640,730

		39,297,978

Oil, Gas & Consumable Fuels: 8.91%
103,716	Anadarko Petroleum Corporation	5,916,998
76,337	Apache Corporation	7,462,705
21,822	Cabot Oil & Gas Corporation«	657,060
137,120	Chesapeake Energy Corporation	3,105,768
421,334	Chevron Corporation	34,149,121
310,849	ConocoPhillips	17,852,058
47,317	CONSOL Energy Incorporated	1,748,836
83,671	Denbury Resources Incorporated†	1,329,532
91,157	Devon Energy Corporation	5,901,504
147,530	El Paso Corporation	1,826,421
53,116	EOG Resources Incorporated	4,938,195
31,251	EQT Corporation	1,126,911
1,067,024	Exxon Mobil Corporation	65,931,413
61,252	Hess Corporation	3,621,218
148,716	Marathon Oil Corporation	4,922,500
21,396	Massey Energy Company	663,704
40,192	Murphy Oil Corporation	2,488,689
36,631	Noble Energy Incorporated	2,750,622
170,212	Occidental Petroleum Corporation	13,327,600
56,407	Peabody Energy Corporation	2,764,507
24,307	Pioneer Natural Resources Company	1,580,684
36,702	QEP Resources Incorporated	1,106,198
33,535	Range Resources Corporation«	1,278,690
72,525	Southwestern Energy Company†	2,425,236
135,797	Spectra Energy Corporation«	3,062,222
25,267	Sunoco Incorporated«	922,246
29,906	Tesoro Petroleum Corporation	399,544
122,522	The Williams Companies Incorporated	2,341,395
118,664	Valero Energy Corporation	2,077,807

		197,679,384

106 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INDEX PORTFOLIO

Shares	Security Name	Value
Financials: 15.83%

Capital Markets:2.33%
52,609	Ameriprise Financial Incorporated	$2,489,984
254,411	Bank of New York Mellon Corporation«	6,647,759
207,652	Charles Schwab Corporation	2,886,363
41,629	E*TRADE Financial Corporation†	605,286
19,221	Federated Investors Incorporated Class B«	437,470
30,702	Franklin Resources Incorporated	3,282,044
108,051	Goldman Sachs Group Incorporated	15,622,014
98,100	INVESCO Limited	2,082,663
38,485	Janus Capital Group Incorporated	421,411
32,370	Legg Mason Incorporated	981,135
292,745	Morgan Stanley	7,224,947
50,732	Northern Trust Corporation	2,447,312
105,169	State Street Corporation	3,960,665
53,720	T. Rowe Price Group Incorporated	2,689,492

		51,778,545

Commercial Banks: 2.67%
145,214	Branch Banking & Trust Corporation	3,496,753
36,949	Comerica Incorporated	1,372,655
166,875	Fifth Third Bancorp	2,007,506
48,748	First Horizon National Corporation«†	556,217
150,224	Huntington Bancshares Incorporated	851,770
184,470	KeyCorp	1,468,381
17,973	M&T Bank Corporation«	1,470,371
110,567	Marshall & Ilsley Corporation	778,392
110,101	PNC Financial Services Group Incorporated	5,715,343
263,191	Regions Financial Corporation	1,913,399
104,765	SunTrust Banks Incorporated	2,706,080
401,755	US Bancorp	8,685,943
1,096,701	Wells Fargo & Company(l)	27,560,096
36,325	Zions Bancorp	775,902

		59,358,808

Consumer Finance: 1.28%
219,363	American Express Company	9,219,827
95,720	Capital One Financial Corporation«	3,785,726
114,007	Discover Financial Services	1,901,637
20,292	MasterCard Incorporated	4,545,408
101,783	SLM Corporation†	1,175,594
104,143	Visa Incorporated Class A«	7,733,659

		28,361,851

Diversified Financial Services: 3.97%
2,102,664	Bank of America Corporation	27,565,925
4,978,719	Citigroup Incorporated†	19,417,004
14,086	CME Group Incorporated	3,668,699
15,516	InterContinental Exchange Incorporated«†	1,624,836
830,929	JPMorgan Chase & Company	31,633,467
41,301	Leucadia National Corporation«	975,530
42,716	Moody’s Corporation«	1,067,046
30,160	NASDAQ Stock Market Incorporated†	586,009
54,605	NYSE Euronext Incorporated	1,560,065

		88,098,581

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 107
INDEX PORTFOLIO

Shares	Security Name	Value
Insurance: 3.98%
71,014	ACE Limited	$4,136,566
98,663	AFLAC Incorporated«	5,101,864
112,756	Allstate Corporation	3,557,452
28,317	American International Group Incorporated«†	1,107,195
56,519	AON Corporation	2,210,458
22,327	Assurant Incorporated«	908,709
362,508	Berkshire Hathaway Incorporated Class B«†	29,972,161
65,916	Chubb Corporation	3,756,553
34,089	Cincinnati Financial Corporation«	983,468
102,544	Genworth Financial Incorporated«†	1,253,088
93,111	Hartford Financial Services Group Incorporated	2,136,897
66,374	Lincoln National Corporation	1,587,666
66,612	Loews Corporation	2,524,595
113,679	Marsh & McLennan Companies Incorporated«	2,741,937
190,003	MetLife Incorporated	7,305,615
67,123	Principal Financial Group Incorporated«	1,739,828
97,863	Prudential Financial Incorporated	5,302,217
139,907	The Progressive Corporation	2,919,859
98,490	The Travelers Companies Incorporated	5,131,329
16,937	Torchmark Corporation	900,032
68,479	UnumProvident Corporation«	1,516,810
71,671	XL Group plc	1,552,394

		88,346,693

Real Estate Investment Trusts: 1.44%
24,526	Apartment Investment & Management Company Class A	524,366
17,847	AvalonBay Communities Incorporated	1,854,839
29,202	Boston Properties Incorporated	2,427,270
59,400	Equity Residential«	2,825,658
64,977	HCP Incorporated«	2,337,872
27,793	Health Care REIT Incorporated«	1,315,721
137,964	Host Hotels & Resorts Incorporated	1,997,719
85,045	Kimco Realty Corporation	1,339,459
33,865	Plum Creek Timber Company«	1,195,435
99,916	ProLogis	1,177,010
29,231	Public Storage Incorporated	2,836,576
61,363	Simon Property Group Incorporated	5,690,805
32,917	Ventas Incorporated«	1,697,530
33,998	Vornado Realty Trust	2,907,849
112,242	Weyerhaeuser Company	1,768,934

		31,897,043

Real Estate Management & Development: 0.05%
60,687	CB Richard Ellis Group Incorporated Class A†	1,109,358

Thrifts & Mortgage Finance: 0.11%
110,355	Hudson City Bancorp Incorporated«	1,352,952
77,722	People’s United Financial Incorporated	1,017,381

		2,370,333

Health Care: 11.36%

Biotechnology:1.37%
200,855	Amgen Incorporated†	11,069,119
50,695	Biogen Idec Incorporated«†	2,845,003

108 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INDEX PORTFOLIO

Shares	Security Name	Value
Biotechnology (continued)
96,282	Celgene Corporation«†	$5,546,806
15,758	Cephalon Incorporated«†	983,930
53,404	Genzyme Corporation†	3,780,469
175,742	Gilead Sciences Incorporated†	6,258,173

		30,483,500

Health Care Equipment & Supplies: 1.60%
122,459	Baxter International Incorporated	5,842,519
48,648	Becton Dickinson & Company«	3,604,817
317,878	Boston Scientific Corporation†	1,948,592
19,625	C.R. Bard Incorporated«	1,598,064
46,596	CareFusion Corporation†	1,157,445
29,929	DENTSPLY International Incorporated	956,830
35,061	Hospira Incorporated†	1,998,828
8,246	Intuitive Surgical Incorporated«†	2,339,720
226,298	Medtronic Incorporated	7,599,087
68,610	St. Jude Medical Incorporated†	2,699,117
71,536	Stryker Corporation«	3,580,377
42,113	Zimmer Holdings Incorporated†	2,203,773

		35,529,169

Health Care Providers & Services: 1.98%
87,469	Aetna Incorporated	2,764,895
58,432	AmerisourceBergen Corporation	1,791,525
73,589	Cardinal Health Incorporated	2,431,381
57,039	CIGNA Corporation	2,040,855
31,096	Coventry Health Care Incorporated†	669,497
21,501	DaVita Incorporated†	1,484,214
113,666	Express Scripts Incorporated†	5,535,534
35,464	Humana Incorporated†	1,781,711
21,542	Laboratory Corporation of America Holdings«†	1,689,539
54,789	McKesson Corporation	3,384,864
90,875	Medco Health Solutions Incorporated†	4,730,953
20,266	Patterson Companies Incorporated	580,621
30,823	Quest Diagnostics Incorporated	1,555,637
101,682	Tenet Healthcare Corporation†	479,939
235,598	UnitedHealth Group Incorporated	8,271,846
83,768	WellPoint Incorporated†	4,744,620

		43,937,631

Health Care Technology: 0.06%
14,865	Cerner Corporation«†	1,248,511

Life Sciences Tools & Services: 0.42%
38,416	Life Technologies Corporation†	1,793,643
24,709	PerkinElmer Incorporated	571,766
85,380	Thermo Fisher Scientific Incorporated†	4,087,994
25,488	Varian Medical Systems Incorporated«†	1,542,024
19,287	Waters Corporation†	1,365,134

		9,360,561

Pharmaceuticals:5.93%
323,562	Abbott Laboratories	16,902,879
64,441	Allergan Incorporated	4,287,260
359,357	Bristol-Myers Squibb Company«	9,742,168

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 109
INDEX PORTFOLIO

Shares	Security Name	Value
Pharmaceuticals (continued)
212,651	Eli Lilly & Company	$7,768,141
59,838	Forest Laboratories Incorporated†	1,850,789
577,214	Johnson & Johnson«	35,764,179
52,319	King Pharmaceuticals Incorporated†	521,097
644,929	Merck & Company Incorporated	23,739,836
64,829	Mylan Laboratories Incorporated«†	1,219,433
1,684,478	Pfizer Incorporated	28,922,487
22,505	Watson Pharmaceuticals Incorporated†	952,187

		131,670,456

Industrials: 10.53%

Aerospace & Defense: 2.66%
153,329	Boeing Company	10,202,512
79,710	General Dynamics Corporation	5,006,585
26,254	Goodrich Corporation	1,935,707
161,822	Honeywell International Incorporated	7,110,459
38,433	ITT Corporation	1,799,817
23,988	L-3 Communications Holdings Incorporated	1,733,613
62,291	Lockheed Martin Corporation	4,440,102
61,656	Northrop Grumman Corporation	3,738,203
29,808	Precision Castparts Corporation	3,796,049
78,398	Raytheon Company	3,583,573
32,942	Rockwell Collins Incorporated	1,918,872
194,693	United Technologies Corporation	13,867,982

		59,133,474

Air Freight & Logistics: 1.08%
34,758	C.H. Robinson Worldwide Incorporated«	2,430,279
44,463	Expeditors International of Washington Incorporated«	2,055,524
65,914	FedEx Corporation	5,635,647
207,607	United Parcel Service Incorporated Class B«	13,845,311

		23,966,761

Airlines: 0.09%
156,318	Southwest Airlines Company«	2,043,076

Building Products: 0.04%
75,126	Masco Corporation	827,137

Commercial Services & Supplies: 0.60%
23,033	Avery Dennison Corporation	854,985
27,870	Cintas Corporation	767,819
10,489	Dun & Bradstreet Corporation	777,654
26,198	Equifax Incorporated	817,378
42,228	Iron Mountain Incorporated«	943,374
43,314	Pitney Bowes Incorporated«	926,053
64,208	Republic Services Incorporated	1,957,702
30,929	Robert Half International Incorporated«	804,154
43,232	RR Donnelley & Sons Company«	733,215
17,875	Stericycle Incorporated«†	1,241,955
100,050	Waste Management Incorporated«	3,575,787

		13,400,076

110 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INDEX PORTFOLIO

Shares	Security Name	Value
Construction & Engineering: 0.17%
37,461	Fluor Corporation«	$1,855,443
26,348	Jacobs Engineering Group Incorporated†	1,019,668
44,211	Quanta Services Incorporated«†	843,546

		3,718,657

Electrical Equipment: 0.52%
157,673	Emerson Electric Company«	8,303,060
29,727	Rockwell Automation Incorporated	1,835,048
19,736	Roper Industries Incorporated	1,286,392

		11,424,500

Industrial Conglomerates: 2.45%
149,442	3M Company«	12,958,116
2,240,421	General Electric Company	36,406,841
57,463	Textron Incorporated«	1,181,439
104,295	Tyco International Limited	3,830,755

		54,377,151

Machinery:1.97%
132,120	Caterpillar Incorporated«	10,395,202
41,657	Cummins Incorporated	3,773,291
112,145	Danaher Corporation	4,554,208
88,824	Deere & Company	6,198,139
39,116	Dover Corporation	2,042,246
35,164	Eaton Corporation	2,900,678
11,722	Flowserve Corporation	1,282,621
105,514	Illinois Tool Works Incorporated	4,961,268
76,390	Paccar Incorporated	3,678,179
24,448	Pall Corporation	1,018,015
33,776	Parker Hannifin Corporation	2,366,347
12,174	Snap-On Incorporated	566,213

		43,736,407

Road & Rail: 0.81%
79,558	CSX Corporation	4,401,149
77,246	Norfolk Southern Corporation	4,596,909
10,984	Ryder System Incorporated	469,786
104,268	Union Pacific Corporation	8,529,122

		17,996,966

Trading Companies& Distributors: 0.14%
30,895	Fastenal Company«	1,643,305
12,491	W.W. Grainger Incorporated«	1,487,803

		3,131,108

Information Technology: 17.83%

Communications Equipment: 2.31%
1,196,812	Cisco Systems Incorporated†	26,210,183
27,042	Harris Corporation	1,197,690
46,436	JDS Uniphase Corporation†	575,342
108,953	Juniper Networks Incorporated†	3,306,724
489,083	Motorola Incorporated†	4,171,878
336,380	QUALCOMM Incorporated	15,177,466
79,925	Tellabs Incorporated«	595,441

		51,234,724

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 111
INDEX PORTFOLIO

Shares	Security Name	Value
Computers & Peripherals: 4.31%
191,444	Apple Incorporated†	$54,322,235
354,549	Dell Incorporated†	4,594,955
430,329	EMC Corporation†	8,739,982
475,222	Hewlett-Packard Company	19,992,590
16,455	Lexmark International Incorporated«†	734,222
74,829	NetApp Incorporated†	3,725,736
22,895	QLogic Corporation«†	403,868
48,842	SanDisk Corporation†	1,790,059
48,056	Western Digital Corporation«†	1,364,310

		95,667,957

Electronic Equipment & Instruments: 0.55%
72,584	Agilent Technologies Incorporated†	2,422,128
36,405	Amphenol Corporation Class A	1,783,117
327,250	Corning Incorporated	5,982,130
33,134	FLIR Systems Incorporated«†	851,544
41,014	Jabil Circuit Incorporated	591,012
28,848	Molex Incorporated«	603,789

		12,233,720

Internet Software & Services: 1.83%
38,057	Akamai Technologies Incorporated†	1,909,700
241,975	eBay Incorporated†	5,904,190
52,094	Google Incorporated Class A†	27,390,504
27,204	Monster Worldwide Incorporated«†	352,564
36,491	VeriSign Incorporated«†	1,158,224
282,541	Yahoo! Incorporated†	4,003,606

		40,718,788

IT Services: 2.51%
103,107	Automatic Data Processing Incorporated	4,333,587
63,054	Cognizant Technology Solutions Corporation Class A†	4,065,091
32,352	Computer Sciences Corporation	1,488,192
55,253	Fidelity National Information Services Incorporated	1,499,014
31,455	Fiserv Incorporated†	1,692,908
264,310	International Business Machines Corporation	35,454,543
67,415	Paychex Incorporated	1,853,238
61,533	SAIC Incorporated†	983,297
35,059	Teradata Corporation†	1,351,875
34,750	Total System Services Incorporated«	529,590
138,333	Western Union Company	2,444,344

		55,695,679

Office Electronics: 0.14%
289,827	Xerox Corporation	2,999,709

Semiconductors& Semiconductor Equipment: 2.39%
118,743	Advanced Micro Devices Incorporated«†	844,263
64,381	Altera Corporation«	1,941,731
62,467	Analog Devices Incorporated«	1,960,214
279,983	Applied Materials Incorporated	3,270,201
93,906	Broadcom Corporation Class A«	3,323,333
11,295	First Solar Incorporated«†	1,664,318
1,166,814	Intel Corporation«	22,437,833
35,170	KLA-Tencor Corporation	1,239,039

112 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INDEX PORTFOLIO

Shares	Security Name	Value
Semiconductors & Semiconductor Equipment (continued)
47,035	Linear Technology Corporation	$1,445,386
134,503	LSI Logic Corporation«†	613,334
47,657	MEMC Electronic Materials Incorporated«†	568,071
38,964	Microchip Technology Incorporated«	1,225,418
179,169	Micron Technology Incorporated«†	1,291,808
50,200	National Semiconductor Corporation«	641,054
19,261	Novellus Systems Incorporated†	511,957
120,286	NVIDIA Corporation†	1,404,940
38,003	Teradyne Incorporated«†	423,353
250,462	Texas Instruments Incorporated«	6,797,539
54,240	Xilinx Incorporated«	1,443,326

		53,047,118

Software: 3.79%
110,064	Adobe Systems Incorporated†	2,878,174
47,629	Autodesk Incorporated†	1,522,699
37,432	BMC Software Incorporated†	1,515,247
81,097	CA Incorporated	1,712,769
39,175	Citrix Systems Incorporated†	2,673,302
46,784	Compuware Corporation†	399,068
69,216	Electronic Arts Incorporated†	1,137,219
59,243	Intuit Incorporated†	2,595,436
31,869	McAfee Incorporated†	1,506,129
1,595,807	Microsoft Corporation	39,081,313
73,618	Novell Incorporated†	439,499
811,030	Oracle Corporation	21,776,156
39,593	Red Hat Incorporated†	1,623,313
24,499	Salesforce.com Incorporated«†	2,738,988
165,412	Symantec Corporation†	2,509,300

		84,108,612

Materials: 3.45%

Chemicals: 1.96%
44,538	Air Products & Chemicals Incorporated	3,688,637
15,604	Airgas Incorporated	1,060,292
14,896	CF Industries Holdings Incorporated	1,422,568
243,056	Dow Chemical Company	6,674,318
189,966	E.I. du Pont de Nemours & Company	8,476,283
15,139	Eastman Chemical Company	1,120,286
48,891	Ecolab Incorporated	2,480,729
15,189	FMC Corporation	1,039,079
16,735	International Flavors & Fragrances Incorporated	811,982
113,255	Monsanto Company	5,428,312
34,608	PPG Industries Incorporated«	2,519,462
64,138	Praxair Incorporated	5,789,096
18,922	Sherwin-Williams Company	1,421,799
25,425	Sigma-Aldrich Corporation«	1,535,162

		43,468,005

Construction Materials: 0.04%
26,880	Vulcan Materials Company«	992,410

Containers & Packaging: 0.20%
19,190	Ball Corporation	1,129,332
22,870	Bemis Company Incorporated«	726,123

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 113
INDEX PORTFOLIO

Shares	Security Name	Value
Containers & Packaging (continued)
34,273	Owens-Illinois Incorporated†	$961,700
28,541	Pactiv Corporation†	941,282
33,446	Sealed Air Corporation«	751,866

		4,510,303

Metals & Mining: 1.12%
23,048	AK Steel Holding Corporation«	318,293
214,003	Alcoa Incorporated«	2,591,576
20,657	Allegheny Technologies Incorporated«	959,518
28,383	Cliffs Natural Resources Incorporated	1,814,241
98,583	Freeport-McMoRan Copper & Gold Incorporated Class B	8,418,002
103,182	Newmont Mining Corporation	6,480,861
66,128	Nucor Corporation	2,526,090
18,878	Titanium Metals Corporation«†	376,805
30,085	United States Steel Corporation«	1,318,926

		24,804,312

Paper & Forest Products: 0.13%
91,582	International Paper Company«	1,991,909
35,793	MeadWestvaco Corporation	872,633

		2,864,542

Telecommunication Services: 3.16%

Diversified Telecommunication Services: 2.81%
1,238,273	AT&T Incorporated	35,414,608
63,170	CenturyTel Incorporated«	2,492,688
207,885	Frontier Communications Corporation«	1,698,420
364,475	Qwest Communications International Incorporated«	2,285,258
592,364	Verizon Communications Incorporated	19,305,143
101,251	Windstream Corporation«	1,244,375

		62,440,492

Wireless Telecommunication Services: 0.35%
84,062	American Tower Corporation Class A†	4,309,018
54,879	MetroPCS Communications Incorporated«†	574,034
625,428	Sprint Nextel Corporation«†	2,895,732

		7,778,784

Utilities: 3.56%

Electric Utilities: 1.92%
35,544	Allegheny Energy Incorporated	871,539
100,469	American Electric Power Company Incorporated	3,639,992
276,343	Duke Energy Corporation«	4,894,035
68,276	Edison International	2,348,012
39,149	Entergy Corporation	2,996,073
138,516	Exelon Corporation«	5,898,011
63,880	FirstEnergy Corporation«	2,461,935
87,143	Nextera Energy Incorporated	4,739,708
36,914	Northeast Utilities	1,091,547
46,918	Pepco Holdings Incorporated«	872,675
22,767	Pinnacle West Capital Corporation«	939,594
101,158	PPL Corporation	2,754,532
61,312	Progress Energy Incorporated	2,723,479
174,080	The Southern Company«	6,482,739

		42,713,871

114 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INDEX PORTFOLIO

Shares	Security Name	Value
Gas Utilities: 0.07%
9,536	Nicor Incorporated«	$436,940
22,301	ONEOK Incorporated	1,004,437

		1,441,377

Independent Power Producers & Energy Traders: 0.18%
139,769	AES Corporation†	1,586,378
42,322	Constellation Energy Group Incorporated	1,364,461
53,057	NRG Energy Incorporated†	1,104,647

		4,055,486

Multi-Utilities: 1.39%
50,130	Ameren Corporation	1,423,692
88,374	CenterPoint Energy Incorporated	1,389,239
48,236	CMS Energy Corporation«	869,213
59,228	Consolidated Edison Incorporated«	2,855,974
123,457	Dominion Resources Incorporated	5,390,133
35,372	DTE Energy Company	1,624,636
16,185	Integrys Energy Group Incorporated«	842,591
58,252	NiSource Incorporated«	1,013,585
81,885	PG&E Corporation	3,719,217
106,028	Public Service Enterprise Group Incorporated	3,507,406
23,616	SCANA Corporation«	952,197
51,940	Sempra Energy	2,794,372
44,969	TECO Energy Incorporated«	778,863
24,497	Wisconsin Energy Corporation	1,415,927
96,321	Xcel Energy Incorporated	2,212,493

		30,789,538

Total Common Stocks (Cost $2,036,125,775)		2,166,043,289

Principal		Interest Rate	Maturity Date
Short-Term Investments: 14.42%

Corporate Bonds & Notes: 0.27%
$5,279,474	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	2,136,603
6,788,728	VFNC Corporation(a)(i)(v)±††	0.26	09/29/2011	3,869,575

				6,006,178

Shares		Yield
Investment Companies: 13.94%
30,079,847	Wells Fargo Advantage Money Market Trust(l)(u)	0.25	30,079,847
279,376,297	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	279,376,297

			309,456,144

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 115
INDEX PORTFOLIO

Principal	Security Name		Interest Rate	Maturity Date	Value
US Treasury Bills: 0.21%
$1,250,000	US Treasury Bill#^		0.13%	10/21/2010	$1,249,903
2,500,000	US Treasury Bill#^		0.01	11/04/2010	2,499,658
750,000	US Treasury Bill#^		0.02	12/02/2010	749,830

					4,499,391

Total Short-Term Investments (Cost $318,231,677)					319,961,713

Total Investments in Securities (Cost $2,354,357,452)*		112.00%			$2,486,005,002
Other Assets and Liabilities, Net		(12.00)			(266,309,271)

Total Net Assets		100.00%			$2,219,695,731

#	Security pledged as collateral for futures transactions.

^	Zero coupon security. Rate represents yield to maturity.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investments.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

*	Cost for federal income tax purposes is $2,423,534,260 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$429,381,074
Gross unrealized depreciation	(366,910,332)

Net unrealized appreciation	$62,470,742
The accompanying notes are an integral part of these financial statements.

116 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL CORE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 98.24%

Argentina: 1.13%
22,250	Irsa Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	$329,078

Australia: 4.09%
37,285	AMP Limited (Financials, Insurance)	184,153
5,561	ASX Limited (Financials, Diversified Financial Services)	175,063
4,100	Commonwealth Bank of Australia (Financials, Commercial Banks)	202,779
2,909	Macquarie Group Limited (Financials, Capital Markets)	101,980
8,985	Newcrest Mining Limited (Materials, Metals & Mining)	344,512
8,020	Westpac Banking Corporation (Financials, Commercial Banks)	180,150

		1,188,637

Belgium: 1.07%
15,125	Agfa-Gevaert NV (Health Care, Health Care Technology)	111,550
3,412	Anheuser-Busch InBev NV (Consumer Staples, Beverages)	200,708

		312,258

Brazil: 0.47%
6,640	Banco Bradesco SA ADR (Financials, Commercial Banks)«	135,323

Canada: 7.28%
3,909	Agnico-Eagle Mines Limited (Materials, Metals & Mining)«	277,656
11,940	Brookfield Asset Management Incorporated (Financials, Real Estate Management & Development)	338,738
12,427	Canadian Natural Resources Limited (Energy, Oil, Gas & Consumable Fuels)	429,854
7,292	EnCana Corporation (Energy, Oil, Gas & Consumable Fuels)	220,340
3,872	Goldcorp Incorporated (Materials, Metals & Mining)	168,217
7,143	Pacific Rubiales Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	200,843
628	Potash Corporation of Saskatchewan (Materials, Chemicals)	90,457
2,017	Research In Motion Limited (Information Technology, Communications Equipment)†«	98,208
4,262	Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	138,767
3,766	Teck Cominco Incorporated Limited (Materials, Metals & Mining)	154,901

		2,117,981

Cayman Islands: 4.28%
131,000	China Infrastructure Machinery Holdings Limited (Industrials, Machinery)	132,370
4,468	Netease.com Incorporated ADR (Information Technology, Internet Software & Services)†«	176,218
10,509	Sina Corporation (Information Technology, Internet Software & Services)†«	531,545
12,553	Vanceinfo Technologies Incorporated ADR (Information Technology, Software)†«	405,964

		1,246,097

China: 1.31%
941	Baidu.com Incorporated ADR (Information Technology, Internet Software & Services)†	96,565
8,300	Tencent Holdings Limited (Information Technology, Internet Software & Services)	181,429
26,200	ZTE Corporation (Information Technology, Communications Equipment)	104,343

		382,337

Denmark: 1.00%
16	A.P. Moller-Maersk A/S Class B (Industrials, Marine)	133,753
1,512	Carlsberg A/S (Consumer Staples, Beverages)	157,650

		291,403

Finland: 0.76%
12,682	Nokia Oyj (Information Technology, Communications Equipment)	127,418
3,429	Sampo Oyj (Financials, Insurance)	92,604

		220,022

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 117
INTERNATIONAL CORE PORTFOLIO

Shares	Security Name	Value
France: 8.88%
1,958	Alstom RGPT (Industrials, Electrical Equipment)	$99,883
9,641	AXA SA (Financials, Insurance)	168,560
3,879	BNP Paribas SA (Financials, Commercial Banks)	275,877
3,578	Carrefour SA (Consumer Staples, Food & Staples Retailing)	192,255
2,704	Compagnie de Saint-Gobain (Industrials, Building Products)	120,282
10,291	France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	222,363
2,790	Groupe Danone (Consumer Staples, Food Products)	166,877
2,112	LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	309,800
1,368	Pernod-Ricard (Consumer Staples, Beverages)	114,227
2,401	Peugeot SA (Consumer Discretionary, Automobiles)	80,733
1,719	Pinault-Printempts-Redoute SA (Consumer Discretionary, Multiline Retail)	278,282
3,446	Publicis Groupe (Consumer Discretionary, Media)	163,670
3,415	Sanofi-Aventis SA (Health Care, Pharmaceuticals)	227,538
3,160	Total SA (Energy, Oil, Gas & Consumable Fuels)	162,859

		2,583,206

Germany: 9.22%
7,775	Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	481,313
1,849	Allianz AG (Financials, Insurance)	208,962
2,529	BASF SE (Materials, Chemicals)	159,472
3,149	Bayer AG (Health Care, Pharmaceuticals)	219,581
1,557	Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	109,186
7,176	Daimler AG (Consumer Discretionary, Automobiles)	454,504
2,544	Deutsche Boerse AG (Financials, Diversified Financial Services)	169,747
1,341	Hochtief AG (Industrials, Construction & Engineering)	116,122
4,662	Kloeckner & Company (Industrials, Trading Companies & Distributors)	104,897
2,671	Metro AG (Consumer Staples, Food & Staples Retailing)	173,869
1,329	Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	184,075
1,523	SAP AG (Information Technology, Software)	75,336
2,125	Siemens AG (Industrials, Industrial Conglomerates)	224,308

		2,681,372

Hong Kong: 0.82%
2,261	China Mobile Limited ADR (Telecommunication Services, Wireless Telecommunication Services)«	115,605
6,245	Hong Kong Exchanges & Clearing Limited (Financials, Diversified Financial Services)	122,987

		238,592

India: 0.40%
2,309	ICICI Bank Limited ADR (Financials, Commercial Banks)«	115,104

Ireland: 0.66%
17,573	Experian Group Limited (Industrials, Commercial Services & Supplies)	191,306

Israel: 0.50%
2,757	Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)	145,432

Italy: 0.37%
41,803	UniCredito Italiano SpA (Financials, Commercial Banks)	106,738

Japan: 11.76%
2,700	Canon Incorporated (Information Technology, Office Electronics)	125,976
153,000	Isuzu Motors Limited (Consumer Discretionary, Automobiles)	590,153
11,400	Komatsu Limited (Industrials, Machinery)	264,653
7,700	Makita Corporation (Industrials, Machinery)	244,153
300	Nintendo Company Limited (Information Technology, Software)	74,964
71,000	Nippon Yusen Kabushiki Kaisha (Industrials, Marine)	290,872

118 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL CORE PORTFOLIO

Shares	Security Name	Value
Japan (continued)
18,000	NKSJ Holdings Incorporated (Financials, Insurance)	$112,985
30,200	Nomura Holdings Incorporated (Financials, Capital Markets)	146,152
1,050	ORIX Corporation (Financials, Consumer Finance)	80,247
65,000	Sumitomo Heavy Industries Limited (Industrials, Machinery)	334,811
1,900	TDK Corporation (Information Technology, Electronic Equipment & Instruments)	105,948
2,100	Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	105,277
31,000	Toshiba Corporation (Information Technology, Computers & Peripherals)	150,024
6,900	Toyota Motor Corporation (Consumer Discretionary, Automobiles)	247,798
8,100	Uni-Charm Corporation (Consumer Staples, Household Products)	326,018
638	Yahoo! Japan Corporation (Information Technology, Internet Software & Services)	220,411

		3,420,442

Luxembourg: 0.23%
2,011	ArcelorMittal (Materials, Metals & Mining)	66,235

Netherlands: 5.61%
4,282	ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	127,898
2,284	Brunel International (Industrials, Commercial Services & Supplies)	71,303
14,614	ING Groep NV (Financials, Diversified Financial Services)	151,611
8,072	Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	108,809
3,829	Koninklijke Philips Electronics NV (Industrials, Industrial Conglomerates)	120,344
11,865	New World Resources NV (Materials, Metals & Mining)	136,435
6,132	Randstad Holdings NV (Industrials, Commercial Services & Supplies)	278,579
12,335	Unilever NV (Consumer Staples, Food Products)	368,684
17,111	USG People NV (Industrials, Commercial Services & Supplies)	269,072

		1,632,735

Norway: 0.53%
9,895	Telenor ASA (Telecommunication Services, Diversified Telecommunication Services)	154,958

Russia: 0.50%
3,259	Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)«	68,276
598	Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)	12,552
1,159	Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	65,831

		146,659

Singapore: 0.44%
12,000	DBS Group Holdings Limited (Financials, Commercial Banks)	128,477

South Korea: 0.97%
106	Lotte Confectionery Company Limited (Consumer Staples, Food Products)	124,290
230	Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	156,729

		281,019

Spain: 2.44%
12,170	Banco Santander Central Hispano SA (Financials, Commercial Banks)	154,576
14,899	Criteria CaixaCorp SA (Financials, Diversified Financial Services)	78,259
2,885	Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)	229,175
10,060	Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	249,120

		711,130

Sweden: 1.10%
5,406	Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	195,777
6,738	Skanska AB (Industrials, Construction & Engineering)	123,457

		319,234

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 119
INTERNATIONAL CORE PORTFOLIO

Shares	Security Name	Value
Switzerland: 10.25%
6,326	ABB Limited (Industrials, Electrical Equipment)	$133,325
5,607	Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	269,951
7,557	Credit Suisse Group (Financials, Capital Markets)	322,998
94	Givaudan SA (Materials, Chemicals)	96,042
12,003	Nestle SA (Consumer Staples, Food Products)	639,452
4,502	Novartis AG (Health Care, Pharmaceuticals)	258,167
2,816	Roche Holdings AG (Health Care, Pharmaceuticals)	384,580
1,262	Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	474,799
11,823	UBS AG (Financials, Capital Markets)	200,690
861	Zurich Financial Services AG (Financials, Insurance)	201,789

		2,981,793

United Kingdom: 22.17%
4,876	Anglo American plc (Materials, Metals & Mining)	193,446
18,130	Antofagasta plc (Materials, Metals & Mining)	352,018
103,821	Ashtead Group plc (Industrials, Trading Companies & Distributors)	179,238
2,707	AstraZeneca plc (Health Care, Pharmaceuticals)	137,502
72,087	Barclays plc (Financials, Commercial Banks)	339,271
6,007	BG Group plc (Health Services, Health Care Providers & Services)	105,546
9,857	BHP Billiton plc (Materials, Metals & Mining)	313,558
49,261	BP plc (Energy, Oil, Gas & Consumable Fuels)	331,049
34,349	British Airways plc (Industrials, Airlines)	131,012
17,463	Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	285,299
18,944	Cookson Group plc (Industrials, Industrial Conglomerates)	162,782
129,037	Game Group plc (Consumer Discretionary, Specialty Retail)	133,785
18,112	GlaxoSmithKline plc (Health Care, Pharmaceuticals)	356,932
78,661	Hays plc (Industrials, Commercial Services & Supplies)	139,756
56,711	HSBC Holdings plc (Financials, Commercial Banks)	574,613
10,486	Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	187,127
4,366	Intertek Group plc (Industrials, Commercial Services & Supplies)	125,511
26,353	Kingfisher plc (Consumer Discretionary, Specialty Retail)	96,954
157,330	Lloyds TSB Group plc (Financials, Commercial Banks)	183,187
2,674	Next plc (Consumer Discretionary, Multiline Retail)	93,085
5,590	Rio Tinto plc (Materials, Metals & Mining)	326,753
138,122	Royal Bank of Scotland Group plc (Financials, Commercial Banks)	102,434
13,081	Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	393,718
3,149	SABMiller plc (Consumer Staples, Beverages)	100,691
20,534	Savills plc (Financials, Real Estate Management & Development)	98,061
4,609	Standard Chartered plc (Financials, Commercial Banks)	132,207
7,764	Travis Perkins plc (Industrials, Trading Companies & Distributors)	102,877
110,538	Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	272,795
17,582	WPP plc (Consumer Discretionary, Media)	194,580
15,762	Xstrata plc (Materials, Metals & Mining)	301,583

		6,447,370

Total Common Stocks (Cost $26,103,649)		28,574,938

120 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL CORE PORTFOLIO

Shares	Security Name		Yield	Value
Preferred Stocks: 2.24%

Germany 2.24%
8,083	Fresenius AG (Healthcare, Healthcare Providers & Services)†		2.88%	$652,775

Total Preferred Stocks (Cost $503,603)				652,775

Short-Term Investments: 7.00%

Investment Companies 7.00%
162,718	Wells Fargo Advantage Money Market Trust(u)(l)		0.25	162,718
1,872,981	Wells Fargo Securities Lending Cash Investments, LLC(v)(u)(l)		0.28	1,872,981

Total Short-Term Investments (Cost $2,035,699)				2,035,699

Total Investments in Securities (Cost $28,642,951)*		107.48%		31,263,412
Other Assets and Liabilities, Net		(7.48)		(2,175,734)

Total Net Assets		100.00%		$29,087,678

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $29,514,385 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$3,467,799
Gross unrealized depreciation	(1,718,772)

Net unrealized appreciation	$1,749,027
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 121
INTERNATIONAL GROWTH PORTFOLIO

Shares	Security Name	Value
Common Stocks: 80.79%

Australia: 1.54%
21,758	Coca-Cola Amatil Limited (Consumer Staples, Beverages)	$251,942
294,265	Foster’s Group Limited (Consumer Staples, Beverages)	1,743,505

		1,995,447

Belgium: 1.09%
24,008	Anheuser-Busch InBev NV (Consumer Staples, Beverages)	1,412,253

Bermuda: 2.89%
887,373	Huabao International Holdings Limited (Materials, Chemicals)	1,383,867
290,000	Li & Fung Limited (Consumer Discretionary, Distributors)	1,631,492
380,129	NWS Holdings Limited (Industrials, Industrial Conglomerates)	745,673

		3,761,032

Canada: 2.28%
8,722	Canadian National Railway Company (Industrials, Road & Rail)«	558,382
39,506	Canadian Pacific Railway Limited (Industrials, Road & Rail)	2,407,101

		2,965,483

China: 9.57%
22,714	Baidu.com Incorporated ADR (Information Technology, Internet Software & Services)†	2,330,911
1,788,029	China Construction Bank (Financials, Commercial Banks)	1,567,062
330,800	China Life Insurance Company Limited (Financials, Insurance)	1,306,768
298,500	China Resources Land Limited (Financials, Real Estate Management & Development)	607,091
24,723	Ctrip.com International Limited ADR (Consumer Discretionary, Hotels, Restaurants & Leisure)«†	1,180,523
1,957,029	Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,531,246
13,000	Tencent Holdings Limited (Information Technology, Internet Software & Services)	284,166
939,150	Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)†	1,624,389

		12,432,156

Denmark: 1.04%
56,154	Danske Bank (Financials, Commercial Banks)	1,354,853

Finland: 0.09%
4,380	Fortum Oyj (Energy, Oil, Gas & Consumable Fuels)	114,584

France: 8.35%
28,844	BNP Paribas SA (Financials, Commercial Banks)	2,051,407
21,107	Compagnie de Saint-Gobain (Industrials, Building Products)	938,900
7,194	Electricite de France (Utilities, Electric Utilities)	310,301
1,659	LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	243,352
177,568	Natixis (Financials, Commercial Banks)	1,016,692
33,528	Pernod-Ricard (Consumer Staples, Beverages)	2,799,557
8,196	Unibail-Rodamco (Financials, Real Estate Investment Trusts)	1,817,321
33,512	Vinci SA (Industrials, Construction & Engineering)	1,679,846

		10,857,376

Germany: 10.71%
2,460	Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	152,287
2,528	BASF SE (Materials, Chemicals)	160,140
49,559	Bayer AG (Health Care, Pharmaceuticals)	3,455,762
49,468	Daimler AG (Consumer Discretionary, Automobiles)	3,133,135
104,259	Deutsche Post AG (Industrials, Air Freight & Logistics)	1,891,054
22,045	Linde AG (Materials, Chemicals)	2,869,446
10,358	Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	1,434,648

122 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL GROWTH PORTFOLIO

Shares	Security Name	Value
Germany (continued)
12,187	Rhoen Klinikum AG (Health Care, Health Care Providers & Services)	$268,896
5,228	Siemens AG (Industrials, Industrial Conglomerates)	551,849

		13,917,217

Hong Kong: 4.99%
79,351	Beijing Enterprises Holdings Limited (Industrials, Industrial Conglomerates)	564,539
207,543	BOC Hong Kong Holdings Limited (Financials, Commercial Banks)	658,030
67,000	Cheung Kong Holdings Limited (Financials, Real Estate Management & Development)	1,015,511
145,746	China Merchants Holdings International Company Limited (Industrials, Transportation Infrastructure)	529,722
269,989	China Overseas Land & Investment Limited (Financials, Real Estate Management & Development)	571,376
46,000	Henderson Land Development Company Limited (Financials, Real Estate Management & Development)	327,561
50,300	Hong Kong Exchanges & Clearing Limited (Financials, Diversified Financial Services)	990,590
84,000	Sino Land Company (Financials, Real Estate Management & Development)	173,871
95,900	Sun Hung Kai Properties Limited (Financials, Real Estate Management & Development)	1,656,251

		6,487,451

Ireland: 4.12%
42,024	Accenture plc (Information Technology, IT Services)	1,785,600
24,054	Covidien Limited (Health Care, Health Care Equipment & Supplies)	966,730
239,336	Experian Group Limited (Industrials, Commercial Services & Supplies)	2,605,491

		5,357,821

Israel: 0.41%
10,199	Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)	537,997

Italy: 1.34%
537,049	Intesa Sanpaolo (Financials, Commercial Banks)	1,744,305

Japan: 3.51%
34,200	Honda Motor Company Limited (Consumer Discretionary, Automobiles)	1,213,879
79,300	Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	1,179,811
5,800	Nitori Company Limited (Consumer Discretionary, Specialty Retail)	484,954
45,000	Softbank Corporation (Telecommunication Services, Wireless Telecommunication Services)	1,472,149
9,925	Suzuki Motor Corporation (Consumer Discretionary, Automobiles)	208,772

		4,559,565

Netherlands: 7.35%
19,220	Akzo Nobel NV (Materials, Chemicals)	1,185,757
152,132	ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	4,544,002
214,838	ING Groep NV (Financials, Diversified Financial Services)	2,228,801
59,199	TNT NV (Industrials, Air Freight & Logistics)	1,590,657

		9,549,217

Singapore: 0.63%
7,700	City Developments Limited (Financials, Real Estate Management & Development)	74,711
110,400	Oversea-Chinese Banking Corporation Limited (Financials, Commercial Banks)	742,940

		817,651

Spain: 2.00%
61,330	Amadeus IT Holding SA (Information Technology, IT Services)†	1,128,292
18,582	Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)	1,476,091

		2,604,383

Sweden: 0.93%
78,688	Sandvik AB (Industrials, Machinery)	1,205,942

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 123
INTERNATIONAL GROWTH PORTFOLIO

Shares	Security Name	Value
Switzerland: 7.93%
26,940	Adecco SA (Industrials, Professional Services)	$1,407,794
23,838	Holcim Limited (Materials, Construction Materials)	1,530,736
78,341	Nestle SA (Consumer Staples, Food Products)	4,173,563
3,295	Roche Holdings AG (Health Care, Pharmaceuticals)	471,457
3,297	Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,240,422
87,727	UBS AG (Financials, Capital Markets)	1,489,123

		10,313,095

Turkey: 0.11%
11,875	Coca-Cola Icecek Uretim AS (Consumer Staples, Beverages)	145,303

United Kingdom: 9.07%
26,941	Diageo plc (Consumer Staples, Beverages)	463,845
621,323	Genting International plc (Consumer Discretionary, Hotels, Restaurants & Leisure)†	878,763
145,771	HSBC Holdings plc (Financials, Commercial Banks)	1,476,996
51,489	Imperial Tobacco Group plc (Consumer Staples, Tobacco)	1,534,370
596,847	Kingfisher plc (Consumer Discretionary, Specialty Retail)	2,195,828
507,379	Tesco plc (Consumer Staples, Food & Staples Retailing)	3,379,457
167,607	WPP plc (Consumer Discretionary, Media)	1,854,904

		11,784,163

United States: 0.84%
19,493	Philip Morris International (Consumer Staples, Tobacco)	1,091,998

Total Common Stocks (Cost $93,084,413)		105,009,292

Short-Term Investments: 2.01%

			Yield
Investment Companies: 2.01%
1,425,945	Wells Fargo Advantage Money Market Trust(l)(u)		0.25%	1,425,945
1,186,339	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	1,186,339

Total Short-Term Investments (Cost $2,612,282)				2,612,284

Total Investments in Securities (Cost $95,696,695)*		82.80%		107,621,576
Other Assets and Liabilities, Net		17.20		22,360,831

Total Net Assets		100.00%		$129,982,407

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $101,537,356 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$12,855,942
Gross unrealized depreciation	(6,771,722)

Net unrealized appreciation	$6,084,220
The accompanying notes are an integral part of these financial statements.

124 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Common Stocks: 99.43%

Australia: 8.69%
1,330	AGL Energy Limited (Utilities, Multi-Utilities)	$20,787
7,231	Alumina Limited (Materials, Metals & Mining)	12,650
3,619	Amcor Limited (Materials, Containers & Packaging)	22,772
5,720	AMP Limited (Financials, Insurance)	28,251
1,169	Aristocrat Leisure Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,989
8,671	Asciano Group (Industrials, Road & Rail)	13,829
511	ASX Limited (Financials, Diversified Financial Services)	16,087
7,188	Australia & New Zealand Banking Group Limited (Financials, Commercial Banks)	164,518
3,063	AXA Asia Pacific Holdings Limited (Financials, Insurance)	15,217
1,088	Bendigo Bank Limited (Financials, Commercial Banks)	9,622
9,443	BHP Billiton Limited (Materials, Metals & Mining)	355,137
599	Billabong International Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,614
5,403	BlueScope Steel Limited (Materials, Metals & Mining)	11,489
2,170	Boral Limited (Materials, Construction Materials)	9,669
4,186	Brambles Limited (Industrials, Commercial Services & Supplies)	25,368
400	Caltex Australia Limited (Energy, Oil, Gas & Consumable Fuels)	4,636
5,521	CFS Retail Property Trust (Financials, Real Estate Investment Trusts)	10,112
1,663	Coca-Cola Amatil Limited (Consumer Staples, Beverages)	19,256
168	Cochlear Limited (Health Care, Health Care Equipment & Services)	11,407
4,353	Commonwealth Bank of Australia (Financials, Commercial Banks)	215,292
1,317	Computershare Limited (Information Technology, IT Services)	12,411
1,340	Crown Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	10,867
1,650	CSL Limited (Health Care, Biotechnology)	52,708
4,489	CSR Limited (Industrials, Industrial Conglomerates)	7,810
1,507	Dart Energy Limited (Energy, Oil, Gas & Consumable Fuels)	1,719
14,897	DB Rreef Trust (Financials, Real Estate Investment Trusts)	12,311
1,782	Duluxgroup Limited (Materials, Chemicals)†	4,702
195	Energy Resources of Australia Limited (Energy, Oil, Gas & Consumable Fuels)	2,507
6,273	Fairfax Media Limited (Consumer Discretionary, Media)	8,883
3,679	Fortescue Metals Group Limited (Materials, Metals & Mining)†	18,526
5,343	Foster’s Group Limited (Consumer Staples, Beverages)	31,657
4,091	Goodman Fielder Limited (Consumer Staples, Food Products)	5,160
5,224	GPT Group (Financials, Real Estate Investment Trusts)	14,845
1,574	Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail)	5,735
4,815	Incitec Pivot Limited (Materials, Chemicals)	16,708
6,161	Insurance Australia Group Limited (Insurance Carriers)	21,676
399	Leighton Holdings Limited (Industrials, Construction & Engineering)	12,750
1,592	Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	11,710
379	MacArthur Coal Limited (Materials, Metals & Mining)	4,279
1,087	Macquarie Airports Group (Industrials, Transportation Infrastructure)	3,068
18,390	Macquarie Goodman Group (Financials, Real Estate Investment Trusts)	11,465
992	Macquarie Group Limited (Financials, Capital Markets)	34,776
6,703	Macquarie Infrastructure Group (Industrials, Transportation Infrastructure)	9,653
2,269	Metcash Limited (Consumer Staples, Food & Staples Retailing)	9,584
8,853	Mirvac Group (Financials, Real Estate Investment Trusts)	11,381
6,016	National Australia Bank Limited (Financials, Commercial Banks)	147,346
2,162	Newcrest Mining Limited (Materials, Metals & Mining)	82,898
3,937	OneSteel Limited (Materials, Metals & Mining)	11,150
994	Orica Limited (Materials, Chemicals)	24,701
2,511	Origin Energy Limited (Energy, Oil & Consumable Fuels )	38,468
9,250	OZ Minerals Limited (Materials, Metals & Mining)	13,009
2,019	Paladin Energy Limited (Energy, Oil, Gas & Consumable Fuels)†	7,006
3,289	Qantas Airways Limited (Industrials, Airlines)	8,869
2,913	QBE Insurance Group Limited (Financials, Insurance)	48,597

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 125
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Australia (continued)
1,233	Rio Tinto Limited (Materials, Metals & Mining)	$91,491
2,301	Santos Limited (Energy, Oil, Gas & Consumable Fuels)	28,490
482	Sims Group Limited (Materials, Metals & Mining)	8,218
1,094	Sonic Healthcare Limited (Health Care, Health Care Providers & Services)	11,631
3,951	SP AusNet (Utilities, Electric Utilities)	3,284
6,560	Stockland (Financials, REITs)	24,348
3,543	SunCorp-Metway Limited (Financials, Insurance)	30,820
1,638	Tabcorp Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	11,082
3,780	Tattersall’s Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,732
12,047	Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	30,507
1,969	Toll Holdings Limited (Industrials, Air Freight & Logistics)	12,561
3,557	Transurban Group (Industrials, Transportation Infrastructure)	17,087
2,926	Wesfarmers Limited (Consumer Staples, Food & Staples Retailing)	93,017
450	Wesfarmers Limited Price Protected Shares (Consumer Staples, Food & Staples Retailing)	14,392
6,130	Westfield Group (Financials, Real Estate Investment Trusts)	72,640
8,365	Westpac Banking Corporation (Financials, Commercial Banks)	187,900
1,559	Woodside Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	66,121
3,476	Woolworths Limited (Consumer Staples, Food & Staples Retailing)	96,895
567	WorleyParsons Limited (Energy, Energy Equipment & Services)	12,194

		2,515,047

Austria: 0.34%
560	Erste Bank Der Oesterreichischen Sparkassen AG (Financials, Commercial Banks)	22,422
2,181	IMMOEAST AG (Financials, Real Estate Investment Trusts)(a)	0
2,939	IMMOFINANZ Immobilien Anlagen AG (Financials, Real Estate Investment Trusts)	10,954
445	OMV AG (Energy, Oil, Gas & Consumable Fuels)	16,659
160	Raiffeisen International Bank Holdings (Financials, Commercial Banks)	7,460
985	Telekom Austria AG (Telecommunication Services, Diversified Telecommunication Services)	14,825
224	Verbund — Oesterreichische Elektrizitaetswirtschafts AG (Utilities, Electric Utilities)	8,031
326	Voestalpine AG (Materials, Metals & Mining)	12,008
114	Wiener Staedtische Allgemeine Versicherung AG (Financials, Insurance)	6,128

		98,487

Belgium: 1.01%
2,045	Anheuser-Busch InBev NV (Consumer Staples, Beverages)	120,296
2,600	Anheuser-Busch InBev NV (Consumer Staples, Beverages)	11
451	Belgacom SA (Telecommunication Services, Diversified Telecommunication Services)	17,587
45	Colruyt SA (Consumer Staples, Food & Staples Retailing)	11,895
299	Delhaize Group (Consumer Staples, Food & Staples Retailing)	21,685
1,642	Dexia (Financials, Commercial Banks)†	7,235
6,621	Fortis (Financials, Insurance)	18,955
9,100	Fortis Strip VVPR (Financials, Insurance)†	12
239	Groupe Bruxelles Lambert SA (Financials, Diversified Financial Services)	19,914
477	KBC Groep NV (Financials, Commercial Banks)	21,397
80	Mobistar SA (Telecommunication Services, Wireless Telecommunication Services)	4,899
67	Nationale A Portefeuille (Financials, Diversified Financial Services)	3,494
176	Solvay SA (Materials, Chemicals)	18,775
299	UCB SA (Health Care, Pharmaceuticals)	10,359
338	Umicore (Materials, Chemicals)	14,611

		291,125

Bermuda: 0.45%
1,000	Cheung Kong Infrastructure Holdings Limited (Utilities, Electric Utilities)	3,970
3,290	Esprit Holdings Limited (Consumer Discretionary, Specialty Retail)	17,852
50	Independent Tankers Corporation Limited (Energy, Oil, Gas & Consumable Fuels)†	43

126 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Bermuda (continued)
1,976	Kerry Properties Limited (Financials, Real Estate Management & Development)	$10,747
6,200	Li & Fung Limited (Consumer Discretionary, Distributors)	34,880
8,914	Mongolia Energy Company Limited (Energy, Oil, Gas & Consumable Fuels)†	3,699
8,986	Noble Group Limited (Industrials, Trading Companies & Distributors)	12,914
2,672	NWS Holdings Limited (Industrials, Industrial Conglomerates)	5,241
200	Orient Overseas International Limited (Industrials, Marine)	1,596
767	Seadrill Limited (Energy, Energy Equipment & Services)	22,158
4,000	Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	9,104
2,000	Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	7,411

		129,615

Cayman Islands: 0.04%
500	ASM Pacific Technology (Information Technology, Semiconductors & Semiconductor Equipment)	4,459
6,000	Foxconn International Holdings Limited (Information Technology, Electronic Equipment & Instruments)†	4,408
1,500	Lifestyle International Holdings Limited (Consumer Discretionary, Multiline Retail)	3,704

		12,571

China: 0.06%
5,962	Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	10,758
4,612	Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)†	7,977

		18,735

Cyprus: 0.03%
1,684	Bank of Cyprus Public Company Limited (Financials, Commercial Banks)	8,494

Denmark: 0.98%
5	A.P. Moller-Maersk A/S Class B (Industrials, Marine)	41,569
312	Carlsberg A/S (Consumer Staples, Beverages)	32,531
67	Coloplast AS Class B (Health Care, Health Care Equipment & Supplies)	8,009
1,228	Danske Bank (Financials, Commercial Banks)	29,629
550	DSV A/S (Industrials, Road & Rail)	11,228
1,202	Novo Nordisk AS Class B (Health Care, Pharmaceuticals)	119,281
106	Novozymes A/S Class B (Materials, Chemicals)	13,486
75	Trygvesta A/S (Financials, Insurance)	4,509
548	Vestas Wind Systems A/S (Industrials, Electrical Equipment)†	20,650
20	William Demant Holding (Health Care, Health Care Equipment & Supplies)†	1,476

		282,368

Finland: 1.11%
407	Elisa Oyj (Telecommunication Services, Diversified Telecommunication Services)	9,349
1,230	Fortum Oyj (Energy, Oil, Gas & Consumable Fuels)	32,178
138	Kesko Oyj (Consumer Staples, Food & Staples Retailing)	6,475
457	Kone Oyj (Industrials, Machinery)	23,612
357	Metso Oyj (Industrials, Machinery)	16,362
380	Neste Oil Oyj Limited (Energy, Oil, Gas & Consumable Fuels)	5,937
10,626	Nokia Oyj (Information Technology, Communications Equipment)	106,761
320	Nokian Renkaat Oyj (Consumer Discretionary, Auto Components)	10,989
368	OKO Bank (Financials, Diversified Financial Services)	4,477
267	Orion Oyj (Health Care, Pharmaceuticals)	5,332
238	Outokumpu Oyj (Materials, Metals & Mining)	4,727
200	Rautaruukki Oyj (Materials, Metals & Mining)	4,133
1,162	Sampo Oyj (Financials, Insurance)	31,381
240	SanomaWSOY Oyj (Consumer Discretionary, Media)	5,078
1,760	Stora Enso Oyj (Materials, Paper & Forest Products)	17,395

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 127
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Finland (continued)
1,430	UPM-Kymmene Oyj (Materials, Paper & Forest Products)	$24,505
188	Wartsila Oyj (Industrials, Machinery)	12,269

		320,960

France: 9.69%
434	Accor SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	15,847
88	Aeroports de Paris (Industrials, Transportation Infrastructure)	7,179
400	Air France-KLM (Industrials, Airlines)	6,135
792	Air Liquide SA (Materials, Chemicals)	96,622
6,364	Alcatel SA (Information Technology, Communications Equipment)	21,429
568	Alstom RGPT (Industrials, Electrical Equipment)	28,975
134	Atos Origin SA (Information Technology, IT Services)	6,058
4,808	AXA SA (Financials, Insurance)	84,062
35	BioMerieux (Health Care, Health Care Equipment & Supplies)	3,627
2,659	BNP Paribas SA (Financials, Commercial Banks)	189,110
637	Bouygues SA (Industrials, Construction & Engineering)	27,341
145	Bureau Veritas SA (Industrials, Commercial Services & Supplies)	10,125
433	Cap Gemini SA (Information Technology, IT Services)	21,723
1,678	Carrefour SA (Consumer Staples, Food & Staples Retailing)	90,163
164	Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing)	15,015
188	Christian Dior SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	24,573
440	CNP Assurances (Financials, Insurance)	8,173
1,082	Compagnie de Saint-Gobain (Industrials, Building Products)	48,130
426	Compagnie Generale de Geophysique — Veritas (Energy, Energy Equipment & Services)†	9,350
413	Compagnie Generale Des Establissements Michelin (Consumer Discretionary, Auto Components)	31,422
2,604	Credit Agricole SA (Financials, Commercial Banks)	40,700
175	Dassault Systemes SA (Information Technology, Software)	12,873
434	Edenred (Consumer Staples, Commercial Services & Supplies)	8,597
120	Eiffage SA (Industrials, Construction & Engineering)†	5,706
716	Electricite de France (Utilities, Electric Utilities)	30,883
15	Eramet (Materials, Metals & Mining)	4,432
574	Essilor International SA Cie Generale d’Optique (Health Care, Health Care Equipment & Supplies)	39,493
86	Eurazeo (Financials, Diversified Financial Services)	5,771
294	Eutelsat Communications (Consumer Discretionary, Media)	11,222
72	Fonciere des Regions (Financials, Real Estate Investment Trusts)	7,673
5,252	France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	113,483
3,524	Gaz de France (Utilities, Multi-Utilities)	126,156
1,701	GDF Suez (Utilities, Electric Utilities)	2
56	Gecina SA (Financials, Real Estate Investment Trusts)	6,642
1,634	Groupe Danone (Consumer Staples, Food Products)	97,734
1,414	Groupe Eurotunnel SA (Industrials, Transportation Infrastructure)	12,023
146	Hermes International (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	33,338
69	ICADE (Financials, Real Estate Investment Trusts)	7,249
48	ILIAD SA (Telecommunication Services, Diversified Telecommunication Services)	5,001
112	Imerys SA (Materials, Construction Materials)	6,709
68	Ipsen (Health Care, Pharmaceuticals)	2,254
197	JC Decaux SA (Consumer Discretionary, Media)	5,201
270	Klepierre (Financials, Real Estate Investment Trusts)	10,413
670	L’Oreal SA (Consumer Staples, Personal Products)	75,335
555	Lafarge SA (Materials, Construction Materials)	31,777
350	Lagardere SCA (Consumer Discretionary, Media)	13,672
390	Legrand SA (Industrials, Electrical Equipment)	13,191
686	LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	100,626
188	M6 Metropole Television (Consumer Discretionary, Media)	4,421
2,585	Natixis (Financials, Commercial Banks)	14,801

128 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
France (continued)
92	Neopost SA (Information Technology, Office Electronics)	$6,847
369	PagesJaunes SA (Consumer Discretionary, Media)	3,864
556	Pernod-Ricard (Consumer Staples, Beverages)	46,425
451	Peugeot SA (Consumer Discretionary, Automobiles)	15,165
210	Pinault-Printempts-Redoute SA (Consumer Discretionary, Multiline Retail)	33,996
336	Publicis Groupe (Consumer Discretionary, Media)	15,959
530	Renault SA (Consumer Discretionary, Automobiles)	27,272
494	Safran SA (Industrials, Aerospace & Defense)	13,886
2,947	Sanofi-Aventis SA (Health Care, Pharmaceuticals)	196,355
680	Schneider Electric SA (Industrials, Electrical Equipment)	86,221
491	SCOR SE (Financials, Insurance)	11,734
79	Societe BIC SA (Industrials, Commercial Services & Supplies)	6,342
1,780	Societe Generale (Financials, Commercial Banks)	102,523
348	Societe Television Francaise 1 (Consumer Discretionary, Media)	5,418
279	Sodexho Alliance SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	18,105
798	Suez Environnement SA (Utilities, Water Utilities)	14,741
270	Technip SA (Energy, Energy Equipment & Services)	21,713
265	Thales SA (Industrials, Aerospace & Defense)	9,685
5,946	Total SA (Energy, Oil, Gas & Consumable Fuels)	306,443
257	Unibail-Rodamco (Financials, Real Estate Investment Trusts)	56,985
301	Vallourec SA (Industrials, Machinery)	29,901
952	Veolia Environnement (Utilities, Multi-Utilities)	25,074
1,248	Vinci SA (Industrials, Construction & Engineering)	62,558
3,443	Vivendi SA (Consumer Discretionary, Media)	94,108

		2,803,757

Germany: 7.39%
580	Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	35,905
1,287	Allianz AG (Financials, Insurance)	145,448
2,606	BASF SE (Materials, Chemicals)	164,327
2,310	Bayer AG (Health Care, Pharmaceuticals)	161,077
948	Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	66,479
299	Beiersdorf AG (Consumer Staples, Personal Products)	18,302
224	Celesio AG (Health Care, Health Care Providers & Services)	4,874
2,101	Commerzbank AG (Financials, Commercial Banks)	17,414
148	Continental AG (Consumer Discretionary, Auto Components)	11,502
2,559	Daimler AG (Consumer Discretionary, Automobiles)	162,078
1,793	Deutsche Bank AG (Financials, Capital Markets)	98,127
547	Deutsche Boerse AG (Financials, Diversified Financial Services)	36,498
679	Deutsche Lufthansa AG (Industrials, Airlines)	12,482
2,377	Deutsche Post AG (Industrials, Air Freight & Logistics)	43,114
259	Deutsche Postbank AG (Financials, Commercial Banks)	8,815
8,006	Deutsche Telekom AG (Telecommunication Services, Diversified Telecommunication Services)	109,524
5,108	E.ON AG (Utilities, Electric Utilities)	150,620
109	Fraport AG (Industrials, Transportation Infrastructure)	6,629
538	Fresenius Medical Care AG & Company (Health Care, Health Care Providers & Services)	33,228
84	Fresenius SE (Health Care, Health Care Equipment & Supplies)	6,724
490	GEA Group AG (Financials, Diversified Financials)	12,248
179	Hannover Rueckversicherung AG (Financials, Insurance)	8,233
417	Heidelbergcement AG (Materials, Construction Materials)	20,096
385	Henkel KGaA (Consumer Staples, Household Products)	17,433
135	Hochtief AG (Industrials, Construction & Engineering)	11,690
3,221	Infineon Technologies AG (Information Technology, Semiconductors & Semiconductor Equipment)†	22,311
395	K+S AG (Materials, Chemicals)	23,648
484	Linde AG (Materials, Chemicals)	62,999

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 129
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Germany (continued)
293	MAN AG (Industrials, Machinery)	$31,939
192	Merck KGaA (Health Care, Pharmaceuticals)	16,129
356	Metro AG (Consumer Staples, Food & Staples Retailing)	23,174
532	Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	73,685
15	PUMA AG Rudolf Dassler Sport (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,949
1,172	RWE AG (Utilities, Multi-Utilities)	79,167
125	Salzgitter AG (Materials, Metals & Mining)	8,097
2,432	SAP AG (Information Technology, Software)	120,300
2,313	Siemens AG (Industrials, Industrial Conglomerates)	244,152
194	Suedzucker AG (Consumer Staples, Food Products)	4,339
924	Thyssenkrupp AG (Materials, Metals & Mining)	30,131
410	TUI AG (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,016
356	United Internet AG (Information Technology, Internet Software & Services)	5,756
87	Volkswagen AG (Consumer Discretionary, Automobiles)	9,587
46	Wacker Chemie AG (Materials, Chemicals)	8,488

		2,136,734

Greece: 0.25%
1,509	Alpha Bank AE (Financials, Commercial Banks)	9,463
545	Coca-Cola Hellenic Bottling Company SA (Consumer Staples, Beverages)	14,384
961	EFG Eurobank Ergasias SA (Financials, Commercial Banks)	5,791
730	Hellenic Telecommunications Organization SA (Telecommunication Services, Diversified Telecommunication Services)†	5,255
1,798	National Bank of Greece SA (Financials, Commercial Banks)	17,575
660	Opap SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	10,437
993	Piraeus Bank SA (Financials, Commercial Banks)	4,914
340	Public Power Corporation SA (Utilities, Electric Utilities)	5,298

		73,117

Hong Kong: 2.15%
4,586	Bank of East Asia Limited (Financials, Commercial Banks)	19,417
10,000	BOC Hong Kong Holdings Limited (Financials, Commercial Banks)	31,706
3,000	Cathay Pacific Airways Limited (Industrials, Airlines)	8,139
4,000	Cheung Kong Holdings Limited (Financials, Real Estate Management & Development)	60,628
5,500	CLP Holdings Limited (Utilities, Electric Utilities)	43,914
2,000	Hang Lung Group Limited (Financials, Real Estate Management & Development)	13,056
6,000	Hang Lung Properties Limited (Financials, Real Estate Management & Development)	29,308
2,100	Hang Seng Bank Limited (Financials, Commercial Banks)	30,882
3,089	Henderson Land Development Company Limited (Financials, Real Estate Management & Development)	21,996
12,342	Hong Kong & China Gas Company Limited (Utilities, Gas Utilities)	31,241
4,000	Hong Kong Electric Holdings Limited (Utilities, Electric Utilities)	24,308
2,000	Hong Kong Exchanges & Clearing Limited (Financials, Diversified Financial Services)	39,387
1,000	Hopewell Holdings (Financials, Real Estate Management & Development)	3,235
6,000	Hutchison Whampoa Limited (Industrials, Industrial Conglomerates)	55,988
1,809	Hysan Development Company Limited (Financials, Real Estate Management & Development)	6,482
4,049	MTR Corporation Limited (Industrials, Road & Rail)	15,316
7,491	New World Development Limited (Financials, Real Estate Management & Development)	15,100
11,977	PCCW Limited (Telecommunication Services, Diversified Telecommunication Services)	4,338
4,118	Sino Land Company (Financials, Real Estate Management & Development)	8,524
4,057	Sun Hung Kai Properties Limited (Financials, Real Estate Management & Development)	70,067
2,000	Swire Pacific Limited (Financials, Real Estate Management & Development)	27,556
1,000	Television Broadcasts Limited (Consumer Discretionary, Media)	5,710
6,418	The Link REIT (Financials, Real Estate Investment Trusts)	19,025
3,625	Wharf Holdings Limited (Financials, Real Estate Management & Development)	23,314
2,000	Wheelock & Company (Financials, Real Estate Management & Development)	6,689
500	Wing Hang Bank Limited (Financials, Commercial Banks)	5,996

		621,322

130 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Ireland: 0.37%
10,069	Bank of Ireland plc (Financials, Commercial Banks)	$8,511
1,960	CRH plc (Materials, Construction Materials)	32,171
1,473	Elan Corporation plc (Health Care, Pharmaceuticals)†	8,285
2,834	Experian Group Limited (Industrials, Commercial Services & Supplies)	30,852
1,288	James Hardie Industries NV (Materials, Construction Materials)	6,972
409	Kerry Group plc (Consumer Staples, Food Products)	14,349
186	Ryanair Holdings plc ADR (Industrials, Airlines)	5,731

		106,871

Israel: 0.82%
2,937	Bank Hapoalim Limited (Financials, Commercial Banks)†	13,442
3,493	Bank Leumi Le-Israel (Financials, Commercial Banks)	16,226
5,125	Bezeq Israeli Telecommunication Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	12,776
147	Cellcom Israel Limited (Telecommunication Services, Wireless Telecommunication Services)	4,488
12	Delek Group Limited (Industrials, Industrial Conglomerates)	3,295
69	Elbit Systems Limited (Industrials, Aerospace & Defense)	3,677
1,313	Israel Chemicals Limited (Materials, Chemicals)	18,521
1,576	Israel Discount Bank Limited (Financials, Commercial Banks)†	3,126
671	Makhteshim-Agan Industries Limited (Materials, Chemicals)	2,487
183	Nice Systems Limited (Information Technology, Software)†	5,637
252	Partner Communications Company Limited (Telecommunication Services, Wireless Telecommunication Services)	4,670
2,565	Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	139,292
7	The Israel Corporation Limited (Materials, Chemicals)†	6,688
359	United Mizrahi Bank Limited (Financials, Commercial Banks)	3,326

		237,651

Italy: 2.82%
3,249	AEM SpA (Utilities, Multi-Utilities)	4,983
3,346	Assicurazioni Generali SpA (Financials, Insurance)	67,372
712	Atlantia SpA (Industrials, Transportation Infrastructure)	14,754
334	Autogrill SpA (Consumer Discretionary, Hotels, Restaurants & Leisure)	4,189
1,676	Banca Carige SpA (Financials, Commercial Banks)	3,902
6,574	Banca Monte Dei Paschi di Siena SpA (Financials, Commercial Banks)	9,105
1,168	Banca Popolare di Milano Scarl (Financials, Commercial Banks)	5,573
1,898	Banco Popolare SpA (Financials, Commercial Banks)	11,359
720	Beni Stabili SpA (Financials, Real Estate Management & Development)	658
18,442	Enel SpA (Utilities, Multi-Utilities)	98,302
7,385	ENI SpA (Energy, Oil, Gas & Consumable Fuels)	159,370
190	Exor SpA (Financials, Diversified Financial Services)	4,403
2,116	Fiat SpA (Consumer Discretionary, Automobiles)	32,654
1,199	Finmeccanica SpA (Industrials, Aerospace & Defense)	14,245
21,530	Intesa Sanpaolo (Financials, Commercial Banks)	69,928
2,763	Intesa Sanpaolo SpA (Financials, Commercial Banks)	7,115
344	Luxottica Group SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	9,407
2,100	Mediaset SpA (Consumer Discretionary, Media)	14,887
1,403	Mediobanca SpA (Financials, Capital Markets)	13,044
641	Mediolanum SpA (Financials, Insurance)	2,851
5,119	Parmalat SpA (Consumer Staples, Food Products)	13,134
705	Pirelli & Company SpA (Consumer Discretionary, Auto Components)	5,738
537	Prysmian SpA (Industrials, Electrical Equipment)	9,810
731	Saipem SpA (Energy, Energy Equipment & Services)	29,278
4,233	Snam Rete Gas SpA (Utilities, Gas Utilities)	21,438
44,102	Telecom Italia SpA (Telecommunication Services, Diversified Telecommunication Services)	56,793

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 131
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Italy (continued)
3,854	Terna SpA (Utilities, Electric Utilities)	$16,379
38,175	UniCredito Italiano SpA (Financials, Commercial Banks)	97,475
1,799	Unione di Banche ScpA (Financials, Commercial Banks)	17,437

		815,583

Japan: 20.88%
1,000	77 Bank Limited (Financials, Commercial Banks)	5,067
100	ABC-Mart Incorporated (Consumer Discretionary, Multiline Retail)	3,079
140	Acom Company Limited (Financials, Consumer Finance)	2,118
500	Advantest Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	9,948
1,600	Aeon Company Limited (Consumer Staples, Food & Staples Retailing)	17,173
200	Aeon Credit Service Company Limited (Financials, Consumer Finance)	2,154
200	Aeon Mall Company Limited (Financials, Real Estate Management & Development)	4,861
500	Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	15,597
2,000	Ajinomoto Company Incorporated (Consumer Staples, Food Products)	19,574
100	Alfresa Holdings Corporation (Health Care, Health Care Providers & Services)	4,264
2,000	All Nippon Airways Company Limited (Industrials, Airlines)	7,403
1,000	Amada Company Limited (Industrials, Machinery)	6,852
2,000	Aozora Bank Limited (Financials, Commercial Banks)	2,947
1,100	Asahi Breweries Limited (Consumer Staples, Beverages)	22,005
3,000	Asahi Glass Company Limited (Industrials, Building Products)	30,582
3,000	Asahi Kasei Corporation (Materials, Chemicals)	16,531
1,200	Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	43,340
1,000	Bank of Kyoto Limited (Financials, Commercial Banks)	8,110
3,000	Bank of Yokohama Limited (Financials, Commercial Banks)	14,015
200	Benesse Corporation (Consumer Discretionary, Diversified Consumer Services)	9,631
1,800	Bridgestone Corporation (Consumer Discretionary, Auto Components)	32,796
700	Brother Industries Limited (Information Technology, Office Electronics)	8,645
3,200	Canon Incorporated (Information Technology, Office Electronics)	149,305
100	Canon Marketing Japan Incorporated (Consumer Discretionary, Distributors)	1,376
700	Casio Computer Company Limited (Consumer Discretionary, Household Durables)	5,190
4	Central Japan Railway Company (Industrials, Road & Rail)	29,420
2,000	Chiba Bank Limited (Financials, Commercial Banks)	11,667
1,800	Chubu Electric Power Company Incorporated (Utilities, Electric Utilities)	44,483
600	Chugai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	11,025
600	Citizen Holdings Company Limited (Information Technology, Electronic Equipment & Instruments)	3,601
200	Coca-Cola West Japan Company Limited (Consumer Staples, Beverages)	3,373
2,000	Cosmo Oil Company Limited (Energy, Oil, Gas & Consumable Fuels)	5,223
400	Credit Saison Company Limited (Financials, Consumer Finance)	5,347
22	Dai Ichi Mutual Life Insurance (Financials, Insurance)	26,564
2,000	Dai Nippon Printing Company Limited (Industrials, Commercial Services & Supplies)	24,413
1,000	Daicel Chemical Industries Limited (Materials, Chemicals)	6,732
1,000	Daido Steel Company Limited (Materials, Metals & Mining)	4,863
1,900	Daiichi Sankyo Company Limited (Health Care, Pharmaceuticals)	38,646
600	Daikin Industries Limited (Industrials, Building Products)	22,568
500	Dainippon Sumitomo Pharma Company Limited (Health Care, Pharmaceuticals)	4,187
200	Daito Trust Construction Company Limited (Financials, Real Estate Management & Development)	11,955
1,000	Daiwa House Industry Company Limited (Financials, Real Estate Management & Development)	10,062
5,000	Daiwa Securities Group Incorporated (Financials, Capital Markets)	20,184
200	Dena Company Limited (Consumer Discretionary, Internet & Catalog Retail)	6,299
1,000	Denki Kagaku Kogyo Kabushiki Kaisha (Materials, Chemicals)	4,300
1,400	Denso Corporation (Consumer Discretionary, Auto Components)	41,507
500	Dentsu Incorporated (Consumer Discretionary, Media)	11,584
100	Dowa Mining Company Limited (Materials, Metals & Mining)	595
900	East Japan Railway Company (Industrials, Road & Rail)	54,336

132 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Japan (continued)
700	Eisai Company Limited (Health Care, Pharmaceuticals)	$24,477
280	Electric Power Development Company (Utilities, Independent Power Producers & Energy Traders)	8,419
500	Elpida Memory Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)†	5,750
200	FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	7,171
500	FANUC Limited (Industrials, Machinery)	63,668
100	Fast Retailing Company Limited (Consumer Discretionary, Specialty Retail)	14,087
2,000	Fuji Electric Holdings Company Limited (Industrials, Electrical Equipment)	5,247
2,000	Fuji Heavy Industries Limited (Consumer Discretionary, Automobiles)	12,746
1	Fuji Television Network Incorporated (Consumer Discretionary, Media)	1,273
1,300	Fujifilm Holdings Corporation (Information Technology, Electronic Equipment & Instruments)	43,058
5,000	Fujitsu Limited (Information Technology, Computers & Peripherals)	35,098
2,000	Fukuoka Financial Group Incorporated (Financials, Commercial Banks)	8,002
2,000	Furukawa Electric Company Limited (Industrials, Electrical Equipment)	7,523
1,000	GS Yuasa Corporation (Industrials, Electrical Equipment)	7,032
1,000	Gunma Bank Limited (Financials, Commercial Banks)	5,235
70	Hakuhodo DY Holdings Incorporated (Consumer Discretionary, Media)	3,388
2,800	Hankyu Hanshin Holdings Incorporated (Industrials, Transportation Infrastructure)	13,450
1,000	Hino Motors Limited (Industrials, Machinery)	4,828
100	Hirose Electric Company Limited (Information Technology, Electronic Equipment & Instruments)	10,074
200	Hisamitsu Pharmaceutical Company Incorporated (Health Care, Pharmaceuticals)	8,170
300	Hitachi Chemical Company Limited (Materials, Chemicals)	5,599
300	Hitachi Construction Machinery Company Limited (Industrials, Machinery)†	6,487
200	Hitachi High-Technologies Corporation (Information Technology, Electronic Equipment & Instruments)	3,690
13,000	Hitachi Limited (Information Technology, Electronic Equipment & Instruments)	56,840
500	Hokkaido Electric Power Company Incorporated (Utilities, Electric Utilities)	9,954
4,000	Hokuhoku Financial Group Incorporated (Financials, Commercial Banks)	7,331
500	Hokuriku Electric Power Company (Utilities, Electric Utilities)	11,416
4,600	Honda Motor Company Limited (Consumer Discretionary, Automobiles)	163,270
1,200	Hoya Corporation (Information Technology, Electronic Equipment & Instruments)	29,253
400	Ibiden Company Limited (Information Technology, Electronic Equipment & Instruments)	10,153
100	Idemitsu Kosan Company Limited (Energy, Oil, Gas & Consumable Fuels)	8,577
6	Inpex Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	28,246
1,160	Isetan Mitsukoshi Holdings Limited (Consumer Discretionary, Multiline Retail)	12,047
4,000	Ishikawajima-Harima Heavy Industries Company Limited (Industrials, Machinery)	7,667
3,000	Isuzu Motors Limited (Consumer Discretionary, Automobiles)	11,572
200	ITO EN Limited (Consumer Staples, Beverages)	3,285
4,200	Itochu Corporation (Industrials, Trading Companies & Distributors)	38,438
100	Itochu Techno-Science Corporation (Information Technology, IT Services)	3,265
800	J Front Retailing Company Limited (Consumer Discretionary, Multiline Retail)	3,718
100	JAFCO Company Limited (Financials, Diversified Financial Services)	2,361
100	Japan Petroleum Exploration Company (Energy, Oil, Gas & Consumable Fuels)	3,767
2	Japan Prime Realty Investment Corporation (Financials, Real Estate Investment Trusts)	4,403
1	Japan Real Estate Investment Corporation (Financials, Real Estate Investment Trusts)	9,092
5	Japan Retail Fund Investment Corporation (Financials, Real Estate Investment Trusts)	7,038
1,000	Japan Steel Works (Industrials, Machinery)	9,415
13	Japan Tobacco Incorporated (Consumer Staples, Tobacco)	43,276
1,300	JFE Holdings Incorporated (Materials, Metals & Mining)	39,757
1,000	JGC Corporation (Industrials, Construction & Engineering)	17,357
2,000	Joyo Bank Limited (Financials, Commercial Banks)	8,721
700	JS Group Corporation (Industrials, Building Products)	13,727
500	JSR Corporation (Materials, Chemicals)	8,511
600	JTEKT Corporation (Industrials, Machinery)	5,527
7	Jupiter Telecommunications Company Limited (Consumer Discretionary, Media)	7,547
6,300	JX Holdings Incorporated (Energy, Energy Equipment & Services)	36,526
2,000	Kajima Corporation (Industrials, Construction & Engineering)	4,816

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 133
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Japan (continued)
1,000	Kamigumi Company Limited (Industrials, Transportation Infrastructure)	$7,427
1,000	Kaneka Corporation (Materials, Chemicals)	6,001
2,100	Kansai Electric Power Company Incorporated (Utilities, Electric Utilities)	50,991
1,000	Kansai Paint Company Limited (Materials, Chemicals)	8,517
1,500	Kao Corporation (Consumer Staples, Personal Products)	36,548
4,000	Kawasaki Heavy Industries Limited (Industrials, Machinery)	11,356
2,000	Kawasaki Kisen Kaisha Limited (Industrials, Marine)	7,523
8	KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	38,285
1,000	Keihin Electric Express Railway Company Limited (Industrials, Road & Rail)	9,667
2,000	Keio Corporation (Industrials, Road & Rail)	13,752
1,000	Keisei Electric Railway Company Limited (Industrials, Road & Rail)	6,421
100	Keyence Corporation (Information Technology, Electronic Equipment & Instruments)	21,754
4,000	Kintetsu Corporation (Industrials, Road & Rail)	13,512
2,000	Kirin Brewery Company Limited (Consumer Staples, Beverages)	28,390
7,000	Kobe Steel Limited (Materials, Metals & Mining)	16,435
2,700	Komatsu Limited (Industrials, Machinery)	62,681
300	Konami Corporation (Information Technology, Software)	5,297
1,500	Konica Minolta Holdings Incorporated (Information Technology, Office Electronics)	14,626
3,000	Kubota Corporation (Industrials, Machinery)	27,456
1,000	Kuraray Company Limited (Materials, Chemicals)	12,626
300	Kurita Water Industries Limited (Industrials, Machinery)	8,327
500	Kyocera Corporation (Information Technology, Electronic Equipment & Instruments)	47,257
1,000	Kyowa Hakko Kogyo Company Limited (Health Care, Pharmaceuticals)	9,907
1,100	Kyushu Electric Power Company Incorporated (Utilities, Electric Utilities)	25,115
200	Lawson Incorporated (Consumer Staples, Food & Staples Retailing)	9,164
100	Mabuchi Motor Company Limited (Industrials, Electrical Equipment)	5,115
300	Makita Corporation (Industrials, Machinery)	9,512
5,000	Marubeni Corporation (Industrials, Trading Companies & Distributors)	28,270
700	Marui Company Limited (Consumer Discretionary, Multiline Retail)	5,241
100	Maruichi Steel Tube Limited (Materials, Metals & Mining)	1,917
200	Matsui Securities Company Limited (Financials, Capital Markets)	1,119
5,600	Matsushita Electric Industrial Company Limited (Consumer Discretionary, Household Durables)	75,870
1,000	Matsushita Electric Works Limited (Industrials, Electrical Equipment)	13,261
4,000	Mazda Motor Corporation (Consumer Discretionary, Automobiles)	9,631
200	McDonald’s Holdings Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	4,816
400	Mediceo Paltac Holdings Company Limited (Health Care, Health Care Providers & Services)	5,084
200	Meiji Holdings Company Limited (Consumer Staples, Food Products)	9,415
2,000	Millea Holdings Incorporated (Financials, Insurance)	53,953
1,000	Minebea Company Limited (Industrials, Machinery)	5,151
3,500	Mitsubishi Chemical Holdings Corporation (Materials, Chemicals)	17,777
3,800	Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	90,175
5,000	Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	43,004
3,000	Mitsubishi Estate Company Limited (Financials, Real Estate Management & Development)	48,802
1,000	Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	5,810
8,000	Mitsubishi Heavy Industries Limited (Industrials, Machinery)	29,516
3,000	Mitsubishi Materials Corporation (Materials, Metals & Mining)	8,625
11,000	Mitsubishi Motors Corporation (Consumer Discretionary, Automobiles)†	14,363
35,770	Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	166,681
170	Mitsubishi UFJ Securities Company Limited (Financials, Diversified Financial Services)	5,977
4,900	Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	72,901
2,000	Mitsui Chemicals Incorporated (Materials, Chemicals)	5,391
2,000	Mitsui Engineering & Shipbuilding Company Limited (Industrials, Machinery)	4,528
2,000	Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	33,733
2,000	Mitsui Mining & Smelting Company Limited (Materials, Metals & Mining)	5,726
3,000	Mitsui OSK Lines Limited (Industrials, Marine)	18,867

134 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Japan (continued)
1,500	Mitsui Sumitomo Insurance Group Holdings Incorporated (Financials, Insurance)	$34,445
3,000	Mitsui Trust Holdings Incorporated (Financials, Commercial Banks)	9,954
200	Mitsumi Electric Company Limited (Information Technology, Electronic Equipment & Instruments)	3,067
56,100	Mizuho Financial Group Incorporated (Financials, Commercial Banks)	81,986
4,000	Mizuho Trust & Banking Company Limited (Financials, Commercial Banks)	3,354
600	Murata Manufacturing Company Limited (Information Technology, Electronic Equipment & Instruments)	31,624
600	Namco Bandai Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)	5,563
7,000	NEC Corporation (Information Technology, Computers & Peripherals)	18,615
1,000	NGK Insulators Limited (Industrials, Machinery)	16,615
300	Nidec Corporation (Industrials, Electrical Equipment)	26,665
900	Nikon Corporation (Consumer Discretionary, Leisure Equipment & Products)	16,689
300	Nintendo Company Limited (Information Technology, Software)	74,964
1	Nippon Building Fund Incorporated (Financials, Real Estate Investment Trusts)	8,757
1,000	Nippon Electric Glass Company Limited (Information Technology, Electronic Equipment & Instruments)	13,632
2,000	Nippon Express Company Limited (Industrials, Road & Rail)	7,595
300	Nippon Paper Group Incorporated (Materials, Paper & Forest Products)	7,507
2,000	Nippon Sheet Glass Company Limited (Industrials, Building Products)	4,360
14,000	Nippon Steel Corporation (Materials, Metals & Mining)	47,628
1,500	Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	65,495
4,000	Nippon Yusen Kabushiki Kaisha (Industrials, Marine)	16,387
2,000	Nishi-Nippon City Bank Limited (Financials, Commercial Banks)	5,726
400	Nissan Chemical Industries Limited (Materials, Chemicals)	4,509
7,100	Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	62,002
100	Nissha Printing Company Limited (Industrials, Commercial Services & Supplies)	2,272
500	Nisshin Seifun Group Incorporated (Consumer Staples, Food Products)	6,570
2,000	Nisshin Steel Company Limited (Materials, Metals & Mining)	3,570
200	Nissin Food Products Company Limited (Consumer Staples, Food Products)	7,223
100	Nitori Company Limited (Consumer Discretionary, Specialty Retail)	8,361
400	Nitto Denko Corporation (Materials, Chemicals)	15,644
4,000	NKSJ Holdings Incorporated (Financials, Insurance)	25,108
300	NOK Corporation (Consumer Discretionary, Auto Components)	5,222
10,100	Nomura Holdings Incorporated (Financials, Capital Markets)	48,879
300	Nomura Real Estate Holding Incorporated (Financials, Real Estate Management & Development)	4,259
1	Nomura Real Estate Office Fund (Financials, Real Estate Investment Trusts)	5,552
300	Nomura Research Institute Limited (Information Technology, IT Services)	5,638
1,000	NSK Limited (Industrials, Machinery)	6,780
1,000	NTN Corporation (Industrials, Machinery)	4,312
3	NTT Data Corporation (Information Technology, IT Services)	9,484
43	NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	71,598
3	NTT Urban Development Corporation (Financials, Real Estate Management & Development)	2,523
2,000	Obayashi Corporation (Industrials, Construction & Engineering)	7,954
20	OBIC Company Limited (Information Technology, IT Services)	3,781
2,000	Odakyu Electric Railway Company Limited (Industrials, Road & Rail)	18,495
2,000	OJI Paper Company Limited (Materials, Paper & Forest Products)	8,840
600	Olympus Corporation (Health Care, Health Care Equipment & Supplies)	15,712
600	Omron Corporation (Information Technology, Electronic Equipment & Instruments)	13,627
200	Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	8,709
100	Oracle Corporation Japan (Information Technology, Software)	4,762
100	Oriental Land Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	9,320
290	ORIX Corporation (Financials, Consumer Finance)	22,163
5,000	Osaka Gas Company Limited (Utilities, Gas Utilities)	18,028
21	Rakuten Incorporated (Consumer Discretionary, Internet & Catalog Retail)	15,370
1,800	Resona Holdings Incorporated (Financials, Commercial Banks)	16,150
2,000	Ricoh Company Limited (Information Technology, Office Electronics)	28,198
100	Rinnai Corporation (Consumer Discretionary, Household Durables)	5,882

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 135
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Japan (continued)
300	Rohm Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	$18,507
100	Sankyo Company Limited (Consumer Discretionary, Leisure Equipment & Products)	5,295
200	Santen Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	6,926
5,000	Sanyo Electric Company Limited (Consumer Discretionary, Household Durables)†	8,265
900	Sapporo Hokuyo Holdings Incorporated (Financials, Commercial Banks)	4,161
1,000	Sapporo Holdings Limited (Consumer Staples, Beverages)	4,684
59	SBI Holdings Incorporated (Financials, Capital Markets)	7,400
600	Secom Company Limited (Industrials, Commercial Services & Supplies)	27,096
600	Sega Sammy Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)	9,171
400	Seiko Epson Corporation (Information Technology, Computers & Peripherals)	6,061
1,000	Sekisui Chemical Company Limited (Consumer Discretionary, Household Durables)	6,049
2,000	Sekisui House Limited (Consumer Discretionary, Household Durables)	17,968
1,600	Senshu Ikeda Holdings Incorporated (Financials, Commercial Banks)	2,396
2,120	Seven & I Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	49,673
2	Seven Bank Limited (Financials, Commercial Banks)	3,582
3,200	Sharp Corporation (Consumer Discretionary, Household Durables)	31,854
500	Shikoku Electric Power Company Incorporated (Utilities, Electric Utilities)	14,345
1,000	Shimadzu Corporation (Information Technology, Electronic Equipment & Instruments)	7,690
200	Shimano Incorporated (Consumer Discretionary, Leisure Equipment & Products)	10,589
100	Shimanura Company Limited (Consumer Discretionary, Specialty Retail)	9,284
2,000	Shimizu Corporation (Industrials, Construction & Engineering)	7,403
1,100	Shin-Etsu Chemical Company Limited (Materials, Chemicals)	53,564
100	Shinko Electric Industries (Information Technology, Semiconductors & Semiconductor Equipment)	1,106
2,000	Shinko Securities Company Limited (Financials, Capital Markets)	4,576
2,000	Shinsei Bank Limited (Financials, Commercial Banks)	1,414
900	Shionogi & Company Limited (Health Care, Pharmaceuticals)	16,473
1,000	Shiseido Company Limited (Consumer Staples, Personal Products)	22,448
2,000	Shizuoka Bank Limited (Financials, Commercial Banks)	17,226
4,000	Showa Denko KK (Materials, Chemicals)	7,667
600	Showa Shell Sekiyu KK (Energy, Oil, Gas & Consumable Fuels)	4,586
100	SMC Corporation (Industrials, Machinery)	13,189
2,300	Softbank Corporation (Telecommunication Services, Wireless Telecommunication Services)	75,243
3,700	Sojitz Corporation (Industrials, Trading Companies & Distributors)	6,648
2,800	Sony Corporation (Consumer Discretionary, Household Durables)	86,569
2	Sony Financial Holdings Incorporated (Financials, Insurance)	6,517
200	Square Enix Company Limited (Information Technology, Software)	4,483
400	Stanley Electric Company Limited (Consumer Discretionary, Auto Components)	6,373
300	Sumco Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	4,679
4,000	Sumitomo Chemical Company Limited (Materials, Chemicals)	17,537
3,100	Sumitomo Corporation (Industrials, Trading Companies & Distributors)	39,957
2,200	Sumitomo Electric Industries Limited (Consumer Discretionary, Auto Components)	26,828
1,000	Sumitomo Heavy Industries Limited (Industrials, Machinery)	5,151
9,000	Sumitomo Metal Industries Limited (Materials, Metals & Mining)	22,748
1,000	Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	15,273
3,800	Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	110,704
1,000	Sumitomo Realty & Development Company Limited (Financials, Real Estate Management & Development)	20,664
500	Sumitomo Rubber Industries (Consumer Discretionary, Auto Components)	4,881
4,000	Sumitomo Trust & Banking Company Limited (Financials, Commercial Banks)	20,029
1,000	Suruga Bank Limited (Financials, Commercial Banks)	8,816
200	Suzuken Company Limited (Health Care, Health Care Providers & Services)	6,620
900	Suzuki Motor Corporation (Consumer Discretionary, Automobiles)	18,931
800	T&D Holdings Incorporated (Financials, Insurance)	16,675
2,000	Taiheiyo Cement Corporation (Materials, Construction Materials)	2,348
3,000	Taisei Corporation (Industrials, Construction & Engineering)	6,181
1,000	Taiyo Nippon Sanso Corporation (Materials, Chemicals)	8,505
1,000	Takashimaya Company Limited (Consumer Discretionary, Multiline Retail)	7,714

136 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Japan (continued)
2,100	Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	$96,472
1,000	Tanabe Seiyaku Company Limited (Health Care, Pharmaceuticals)	16,291
300	TDK Corporation (Information Technology, Electronic Equipment & Instruments)	16,729
2,000	Teijin Limited (Materials, Chemicals)	6,612
500	Terumo Corporation (Health Care, Health Care Equipment & Supplies)	26,533
800	The Chugoku Electric Power Company Incorporated (Utilities, Electric Utilities)	15,783
1,000	The Hachijuni Bank Limited (Financials, Commercial Banks)	5,223
1,000	The Hiroshima Bank Limited (Financials, Commercial Banks)	4,073
1,000	The Iyo Bank Limited (Financials, Commercial Banks)	8,110
400	THK Company Limited (Industrials, Machinery)	7,494
100	TOA Medical Electronics Company (Health Care, Health Care Equipment & Supplies)	6,936
2,000	Tobu Railway Company Limited (Industrials, Road & Rail)	11,524
300	Toho Company Limited Tokyo (Consumer Discretionary, Media)	4,826
1,000	Toho Gas Company Limited (Utilities, Gas Utilities)	4,947
1,200	Tohoku Electric Power Company Incorporated (Utilities, Electric Utilities)	26,536
1,000	Tokuyama Corporation (Materials, Chemicals)	5,079
3,400	Tokyo Electric Power Company Incorporated (Utilities, Electric Utilities)	82,923
500	Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	25,066
7,000	Tokyo Gas Company Limited (Utilities, Gas Utilities)	31,780
300	Tokyo Steel Manufacturing Company Limited (Materials, Metals & Mining)	3,540
1,000	Tokyo Tatemono Company Limited (Financials, Real Estate Management & Development)	3,833
3,000	Tokyu Corporation (Industrials, Road & Rail)	13,261
1,000	Tokyu Land Corporation (Financials, Real Estate Management & Development)	4,145
1,000	Tonengeneral Sekiyu KK (Energy, Oil, Gas & Consumable Fuels)	9,260
2,000	Toppan Printing Company Limited (Industrials, Commercial Services & Supplies)	15,644
4,000	Toray Industries Incorporated (Materials, Chemicals)	22,281
11,000	Toshiba Corporation (Information Technology, Computers & Peripherals)	53,234
1,000	Tosoh Corporation (Materials, Chemicals)	2,695
1,000	TOTO Limited (Industrials, Building Products)	6,852
400	Toyo Seikan Kaisha Limited (Materials, Containers & Packaging)	7,207
200	Toyoda Gosei Company Limited (Consumer Discretionary, Auto Components)	4,408
200	Toyota Boshoku Corporation (Consumer Discretionary, Auto Components)	3,328
500	Toyota Industries Corporation (Consumer Discretionary, Auto Components)	13,351
7,800	Toyota Motor Corporation (Consumer Discretionary, Automobiles)	280,120
600	Toyota Tsusho Corporation (Industrials, Trading Companies & Distributors)	8,840
300	Trend Micro Incorporated (Information Technology, Software)	8,952
200	Tsumura & Company (Health Care, Pharmaceuticals)	6,219
3,000	UBE Industries Limited Japan (Materials, Chemicals)	6,648
300	Uni-Charm Corporation (Consumer Staples, Household Products)	12,075
600	UNY Company Limited (Consumer Staples, Food & Staples Retailing)	4,744
300	Ushio Incorporated (Industrials, Electrical Equipment)	5,049
70	USS Company Limited (Consumer Discretionary, Specialty Retail)	5,224
5	West Japan Railway Company (Industrials, Road & Rail)	17,932
43	Yahoo! Japan Corporation (Information Technology, Internet Software & Services)	14,855
300	Yakult Honsha Company Limited (Consumer Staples, Food Products)	9,264
240	Yamada Denki Company Limited (Consumer Discretionary, Specialty Retail)	14,892
1,000	Yamaguchi Financial Group (Financials, Commercial Banks)	9,427
500	Yamaha Corporation (Consumer Discretionary, Leisure Equipment & Products)	5,804
800	Yamaha Motor Company Limited (Consumer Discretionary, Automobiles)	12,008
1,200	Yamato Holdings Company Limited (Industrials, Air Freight & Logistics)	14,518
100	Yamato Kogyo Company Limited (Materials, Metals & Mining)	2,422
1,000	Yaskawa Electric Corporation (Information Technology, Electronic Equipment & Instruments)	8,062
600	Yokogawa Electric Corporation (Information Technology, Electronic Equipment & Instruments)	4,082

		6,041,068

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 137
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Luxembourg: 0.51%
2,402	ArcelorMittal (Materials, Metals & Mining)	$79,113
225	Millicom International Cellular SA (Telecommunication Services, Wireless Telecommunication Services)	21,464
888	SES FDR (Consumer Discretionary, Media)	21,348
1,300	Tenaris SA (Energy, Energy Equipment & Services)	24,935

		146,860

Mauritius: 0.03%
19,672	Golden Agri-Resources Limited (Consumer Staples, Food Products)	8,526

Netherlands: 2.85%
4,307	Aegon NV (Financials, Insurance)	25,805
650	Akzo Nobel NV (Materials, Chemicals)	40,101
1,196	ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	35,723
205	Boskalis Westminster (Industrials, Construction & Engineering)	8,603
173	Corio NV (Financials, Real Estate Investment Trusts)	11,827
233	Delta Lloyd NV (Financials, Insurance)	4,355
1,128	European Aeronautic Defence & Space Company (Industrials, Aerospace & Defense)	28,133
198	Fugro NV (Energy, Energy Equipment & Services)	13,020
327	Heineken Holding NV (Consumer Staples, Beverages)	14,305
726	Heineken NV (Consumer Staples, Beverages)	37,649
10,850	ING Groep NV (Financials, Diversified Financial Services)	112,562
3,350	Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	45,157
423	Koninklijke DSM NV (Materials, Chemicals)	21,671
2,789	Koninklijke Philips Electronics NV (Industrials, Industrial Conglomerates)	87,658
208	Koninklijke Vopak NV (Industrials, Transportation Infrastructure)	9,927
679	QIAGEN NV (Health Care, Life Sciences Tools & Services)†	12,149
327	Randstad Holdings NV (Industrials, Commercial Services & Supplies)	14,856
1,892	Reed Elsevier NV (Consumer Discretionary, Media)	23,858
4,523	Royal KPN NV (Telecommunication Services, Diversified Telecommunication Services)	69,953
487	SBM Offshore NV (Energy, Energy Equipment & Services)	9,228
1,888	STMicroelectronics (Information Technology, Semiconductors & Semiconductor Equipment)	14,455
1,032	TNT NV (Industrials, Air Freight & Logistics)	27,729
4,618	Unilever NV (Consumer Staples, Food Products)	138,029
868	Wolters Kluwer NV (Consumer Discretionary, Media)	18,223

		824,976

New Zealand: 0.11%
2,680	Auckland International Airport Limited (Industrials, Transportation Infrastructure)	4,031
922	Contact Energy Limited (Utilities, Electric Utilities)†	3,829
1,796	Fletcher Building Limited (Materials, Construction Materials)	10,621
1,680	Sky City Entertainment Group Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,488
5,777	Telecom Corporation of New Zealand Limited (Telecommunication Services, Diversified Telecommunication Services)	8,562

		30,531

Norway: 0.74%
480	Aker Kvaerner ASA (Energy, Energy Equipment & Services)	6,958
2,661	DnB Nor ASA (Financials, Commercial Banks)	36,220
2,636	Norsk Hydro ASA (Materials, Metals & Mining)	15,912
2,287	Orkla ASA (Industrials, Industrial Conglomerates)	21,077
1,456	Renewable Energy Corporation AS (Information Technology, Semiconductors & Semiconductor Equipment)†	4,932
3,102	Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	64,718
2,293	Telenor ASA (Telecommunication Services, Diversified Telecommunication Services)	35,909
600	Yara International ASA (Materials, Chemicals)	27,138

		212,864

138 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Portugal: 0.28%
8,347	Banco Comercial Portugues SA (Financials, Commercial Banks)	$7,271
1,556	Banco Espirito Santo SA (Financials, Commercial Banks)	7,202
526	Brisa-Auto Estradas de Portugal SA (Industrials, Transportation Infrastructure)	3,392
489	Cimpor Cimentos de Portugal SA (Materials, Construction Materials)	3,148
5,181	Energias de Portugal SA (Utilities, Electric Utilities)	17,756
686	Galp Energia SGPS SA (Energy, Oil, Gas & Consumable Fuels)	11,840
653	Jeronimo Martins (Consumer Staples, Food & Staples Retailing)	8,733
1,727	Portugal Telecom SGPS SA (Telecommunication Services, Diversified Telecommunication Services)	23,049

		82,391

Singapore: 1.49%
4,000	Ascendas REIT (Financials, Real Estate Investment Trusts)	6,661
7,000	CapitaLand Limited (Financials, Real Estate Management & Development)	21,611
6,670	CapitaMall Trust (Financials, Real Estate Investment Trusts)	10,904
4,000	CapitaMalls Asia Limited (Financials, Real Estate Management & Development)†	6,570
1,000	City Developments Limited (Financials, Real Estate Management & Development)	9,703
6,000	Comfortdelgro Corporation Limited (Industrials, Road & Rail)	6,935
2,000	Cosco Corporation Singapore Limited (Industrials, Machinery)	2,692
4,704	DBS Group Holdings Limited (Financials, Commercial Banks)	50,363
3,000	Fraser & Neave Limited (Industrials, Industrial Conglomerates)	14,828
122	Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	3,646
40	K-REIT Asia (Financials, Real Estate Investment Trusts)	39
4,000	Keppel Corporation Limited (Industrials, Industrial Conglomerates)	27,314
2,000	Keppel Land Limited (Financials, Real Estate Management & Development)	6,159
3,000	Neptune Orient Lines Limited (Industrials, Marine)	4,517
3,590	Olam International Limited (Consumer Staples, Food & Staples Retailing)	8,899
6,379	Oversea-Chinese Banking Corporation Limited (Financials, Commercial Banks)	42,928
2,980	SembCorp Industries Limited (Industrials, Industrial Conglomerates)	9,880
2,000	SembCorp Marine Limited (Industrials, Machinery)	5,977
1,600	Singapore Airlines Limited (Industrials, Airlines)	19,856
2,000	Singapore Exchange Limited (Financials, Diversified Financial Services)	13,718
4,000	Singapore Press Holdings Limited (Consumer Discretionary, Media)	12,927
5,000	Singapore Technologies Engineering Limited (Industrials, Aerospace & Defense)	12,775
22,000	Singapore Telecommunications Limited (Telecommunication Services, Diversified Telecommunication Services)	52,528
2,000	StarHub Limited (Telecommunication Services, Wireless Telecommunication Services)	3,924
3,163	United Overseas Bank Limited (Financials, Commercial Banks)	44,062
1,000	United Overseas Land Limited (Financials, Real Estate Management & Development)	3,521
5,000	Wilmar International Limited (Consumer Staples, Food Products)	22,850
4,000	Yangzijiang Shipbuilding Holdings Limited (Industrials, Machinery)	5,353

		431,140

South Africa: 0.09%
249	Randgold Resources Limited (Materials, Metals & Mining)	24,917

Spain: 3.83%
876	Abertis Infraestructuras SA (Industrials, Transportation Infrastructure)	16,325
75	Acciona SA (Utilities, Electric Utilities)	6,335
291	Acerinox SA (Materials, Metals & Mining)	5,179
420	Actividades de Construccion y Servicios SA (Industrials, Construction & Engineering)	20,970
10,095	Banco Bilbao Vizcaya Argentaria SA (Financials, Commercial Banks)	136,313
2,845	Banco de Sabade (Financials, Commercial Banks)	14,249
635	Banco de Valencia SA (Financials, Commercial Banks)†	3,618
2,568	Banco Popular Espanol SA (Financials, Commercial Banks)	16,279
23,153	Banco Santander Central Hispano SA (Financials, Commercial Banks)	294,076
842	Bankinter SA (Financials, Commercial Banks)	5,851

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 139
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Spain (continued)
1,304	Cintra Concesiones de Infraestructuras de Transporte SA (Industrials, Construction & Engineering)	$12,193
2,491	Criteria CaixaCorp SA (Financials, Diversified Financial Services)	13,084
637	EDP Renovaveis SA (Utilities, Independent Power Producers & Energy Traders)†	3,604
531	Enagas (Utilities, Gas Utilities)	10,761
112	Fomento de Construcciones y Contratas SA (Industrials, Construction & Engineering)	3,096
569	Gamesa Corporation Tecnologica SA (Industrials, Electrical Equipment)†	3,983
683	Gas Natural SDG SA (Utilities, Gas Utilities)	10,182
288	Gestevision Telecinco SA (Consumer Discretionary, Media)	3,172
405	Grifols SA (Health Care, Biotechnology)	5,808
2,504	Iberdrola Renovables (Utilities, Independent Power Producers & Energy Traders)	8,322
11,300	Iberdrola SA (Utilities, Electric Utilities)	86,929
1,412	Iberia Lineas Aereas de España SA (Industrials, Airlines)	5,449
268	Indra Sistemas SA (Information Technology, IT Services)	5,111
614	Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)	48,774
2,235	Mapfre SA (Financials, Insurance)	6,801
321	Red Electrica de Espana (Utilities, Electric Utilities)	15,095
2,063	Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	53,140
11,553	Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	286,092
414	Zardoya-Otis SA (Industrials, Machinery)	7,410

		1,108,201

Sweden: 3.11%
968	Alfa Laval AB (Industrials, Machinery)	16,961
887	Assa Abloy AB Class B (Industrials, Building Products)	22,371
1,862	Atlas Copco AB Class A (Industrials, Machinery)	35,940
1,156	Atlas Copco AB Class B (Industrials, Machinery)	20,340
500	Boliden AB (Materials, Metals & Mining)	7,574
711	Electrolux AB Class B (Consumer Discretionary, Household Durables)	17,510
392	Getinge AB (Health Care, Health Care Equipment & Supplies)	9,160
2,910	Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	105,385
500	Hexagon AB (Industrials, Machinery)	10,726
131	Holmen AB Class B (Materials, Paper & Forest Products)	4,041
1,208	Husqvarna AB B Shares (Consumer Discretionary, Household Durables)	8,943
1,200	Investor AB (Financials, Diversified Financial Services)	24,373
650	Kinnevik Investment AB (Financials, Diversified Financial Services)†	13,761
149	Modern Times Group MTG B Shares (Consumer Discretionary, Media)	11,108
8,856	Nordea Bank AB (Financials, Commercial Banks)	92,234
300	Ratos AB B Shares (Financials, Capital Markets)	10,361
2,831	Sandvik AB (Industrials, Machinery)	43,387
892	Scania AB Class B (Industrials, Machinery)	19,692
907	Securitas AB (Industrials, Commercial Services & Supplies)	9,769
3,838	Skandinaviska Enskilda Banken AB Class A (Financials, Commercial Banks)	28,459
1,340	Skanska AB (Industrials, Construction & Engineering)	24,552
1,140	SKF AB Class B (Industrials, Machinery)	26,215
392	SSAB Svenskt Stal AB Class A (Materials, Metals & Mining)	6,252
275	SSAB Svenskt Stal AB Class B (Materials, Metals & Mining)†	3,862
1,677	Svenska Cellulosa AB Class B (Materials, Paper & Forest Products)	25,502
1,414	Svenska Handelsbanken (Financials, Commercial Banks)	46,341
2,000	Swedbank AB (Financials, Commercial Banks)	27,729
625	Swedish Match AB (Consumer Staples, Tobacco)	16,672
923	Tele2 AB (Telecommunication Services, Diversified Telecommunication Services)	19,377
8,542	Telefonaktiebolaget LM Ericsson Class B (Information Technology, Communications Equipment)	93,780
6,411	Teliasonera AB (Telecommunication Services, Diversified Telecommunication Services)	51,932
2,995	Volvo AB Class B (Industrials, Machinery)	43,990

		898,299

140 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Switzerland: 7.74%
6,273	ABB Limited (Industrials, Electrical Equipment)	$132,208
302	Actelion Limited (Health Care, Biotechnology)†	12,100
365	Adecco SA (Financial & Professional Services)	19,074
241	Aryzta AG (Consumer Staples, Food Products)	10,546
148	Baloise Holding AG (Financials, Insurance)	13,344
1,495	Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	71,977
3,194	Credit Suisse Group (Financials, Capital Markets)	136,517
115	Geberit AG (Industrials, Building Products)	20,480
23	Givaudan SA (Materials, Chemicals)	23,500
690	Holcim Limited (Materials, Construction Materials)	44,308
567	Julius Baer Group Limited (Financials, Capital Markets)	20,640
612	Julius Baer Holding AG (Financials, Capital Markets)	9,280
160	Kuehne & Nagel International AG (Industrials, Marine)	19,213
2	Lindt & Spruengli AG (Participation Certificate) (Consumer Staples, Food Products)	4,795
539	Logitech International SA (Information Technology, Computers & Peripherals)†	9,391
135	Lonza Group AG (Health Care, Life Sciences Tools & Services)	11,533
9,762	Nestle SA (Consumer Staples, Food Products)	520,064
367	Nobel Biocare Holding AG (Health Care, Health Care Equipment & Supplies)	6,592
5,937	Novartis AG (Health Care, Pharmaceuticals)	340,457
80	Pargesa Holding SA (Financials, Diversified Financial Services)	5,841
136	Phonak Holding AG (Health Care, Health Care Equipment & Supplies)	16,608
1,976	Roche Holdings AG (Health Care, Pharmaceuticals)	269,861
144	Schindler Holding AG (Industrials, Machinery)	15,446
64	Schindler Holding AG (Industrials, Machinery)	6,839
16	SGS Societe Generale de Surveillance Holding SA (Industrials, Commercial Services & Supplies)	25,857
6	Sika AG (Materials, Chemicals)	11,070
23	Straumann Holding AG (Health Care, Health Care Equipment & Supplies)	5,133
129	Swatch Group AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	8,914
85	Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	31,979
90	Swiss Life Holding (Financials, Insurance)	10,249
990	Swiss Reinsurance (Financials, Insurance)	43,412
64	Swisscom AG (Telecommunication Services, Diversified Telecommunication Services)	25,811
264	Syngenta AG (Materials, Chemicals)	65,607
10,227	UBS AG (Financials, Capital Markets)	173,598
419	Zurich Financial Services AG (Financials, Insurance)	98,199

		2,240,443

United Kingdom: 21.50%
2,876	3I Group plc (Financials, Capital Markets)	12,944
592	Admiral Group plc (Financials, Insurance)	15,493
771	Aggreko plc (Industrials, Commercial Services & Supplies)	19,015
984	AMEC plc (Energy, Energy Equipment & Services)	15,241
3,702	Anglo American plc (Materials, Metals & Mining)	146,037
1,169	Antofagasta plc (Materials, Metals & Mining)	22,698
3,616	ARM Holdings plc (Information Technology, Semiconductors & Semiconductor Equipment)	22,278
1,056	Associated British Foods plc (Consumer Staples, Food Products)	17,402
4,053	AstraZeneca plc (Health Care, Pharmaceuticals)	205,872
642	Autonomy Corporation plc (Information Technology, Software)†	18,284
7,815	Aviva plc (Financials, Insurance)	48,971
1,083	Babcock International Group (Industrials, Commercial Services & Supplies)	9,697
9,608	BAE Systems plc (Industrials, Aerospace & Defense)	51,664
2,031	Balfour Beatty plc (Industrials, Construction & Engineering)	8,535
32,412	Barclays plc (Financials, Commercial Banks)	152,544
9,499	BG Group plc (Health Care, Health Care Providers & Services)	166,902
6,202	BHP Billiton plc (Materials, Metals & Mining)	197,290

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 141
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
United Kingdom (continued)
52,860	BP plc (Energy, Oil, Gas & Consumable Fuels)	$355,235
1,709	British Airways plc (Industrials, Airlines)	6,518
5,613	British American Tobacco plc (Consumer Staples, Tobacco)	209,371
2,573	British Land Company plc (Financials, Real Estate Investment Trusts)	18,795
3,191	British Sky Broadcasting plc (Consumer Discretionary, Media)	35,365
21,809	BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	47,964
973	Bunzl plc (Industrials, Trading Companies & Distributors)	11,601
1,288	Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	21,043
7,690	Cable + Wireless Worldwide (Information Technology, Software & Services)	8,885
3,862	Cairn Energy plc (Energy, Oil, Gas & Consumable Fuels)†	27,519
1,696	Capita Group plc (Industrials, Commercial Services & Supplies)	20,941
496	Carnival plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	19,495
128	Cattles plc (Financials, Diversified Financial Services)(a)	0
14,391	Centrica plc (Utilities, Multi-Utilities)	73,133
3,403	Cobham plc (Industrials, Aerospace & Defense)	12,349
5,287	Compass Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	44,060
7,099	Diageo plc (Consumer Staples, Beverages)	122,224
763	Eurasian Natural Resources Corporation (Materials, Metals & Mining)	11,009
1,426	Firstgroup plc (Industrials, Road & Rail)	8,127
531	Fresnillo plc (Materials, Metals & Mining)	10,360
4,180	G4S plc (Industrials, Commercial Services & Supplies)	16,718
17,000	Genting International plc (Consumer Discretionary, Hotels, Restaurants & Leisure)†	24,044
14,606	GlaxoSmithKline plc (Health Care, Pharmaceuticals)	287,839
2,083	Hammerson plc (Financials, Real Estate Investment Trusts)	12,902
2,600	Home Retail Group (Consumer Discretionary, Internet & Catalog Retail)	8,414
49,294	HSBC Holdings plc (Financials, Commercial Banks)	499,462
1,650	ICAP plc (Financials, Capital Markets)	11,184
2,851	Imperial Tobacco Group plc (Consumer Staples, Tobacco)	84,960
1,294	Inmarsat plc (Telecommunication Services, Diversified Telecommunication Services)	13,487
768	Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	13,705
4,198	International Power plc (Utilities, Independent Power Producers & Energy Traders)	25,587
480	Intertek Group plc (Industrials, Commercial Services & Supplies)	13,799
2,392	Invensys plc (Industrials, Machinery)	11,216
1,364	Investec plc (Financials, Capital Markets)	10,896
10,949	ITV plc (Consumer Discretionary, Media)	10,260
3,570	J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	21,911
636	Johnson Matthey plc (Materials, Chemicals)	17,604
634	Kazakhmys plc (Materials, Metals & Mining)	14,461
6,497	Kingfisher plc (Consumer Discretionary, Specialty Retail)	23,903
2,249	Land Securities Group plc (Financials, Real Estate Investment Trusts)	22,629
16,172	Legal & General Group plc (Financials, Insurance)	26,294
1,382	Liberty International plc (Financials, Real Estate Investment Trusts)	7,983
115,805	Lloyds TSB Group plc (Financials, Commercial Banks)	134,838
442	London Stock Exchange Group plc (Financials, Diversified Financial Services)	4,728
458	Lonmin plc (Materials, Metals & Mining)	12,008
5,073	Man Group plc (Financials, Capital Markets)	17,460
4,364	Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	26,606
9,690	National Grid plc (Utilities, Multi-Utilities)	82,199
559	Next plc (Consumer Discretionary, Multiline Retail)	19,459
15,035	Old Mutual plc (Financials, Insurance)	32,782
2,273	Pearson plc (Consumer Discretionary, Media)	35,189
768	Petrofac Limited (Energy, Energy Equipment & Services)	16,565
7,096	Prudential plc (Financials, Insurance)	70,951
1,726	Reckitt Benckiser Group (Consumer Staples, Household Products)	94,925
3,353	Reed Elsevier plc (Consumer Discretionary, Media)	28,338
4,290	Resolution Limited (Financials, Insurance)†	16,511

142 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
United Kingdom (continued)
2,598	Rexam plc (Materials, Containers & Packaging)	$12,529
4,076	Rio Tinto plc (Materials, Metals & Mining)	238,255
5,215	Rolls Royce Group plc (Industrials, Aerospace & Defense)	49,440
50,111	Royal Bank of Scotland Group plc (Financials, Commercial Banks)	37,163
9,974	Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	300,202
7,578	Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	221,062
2,659	SABMiller plc (Consumer Staples, Beverages)	85,023
3,894	Sage Group plc (Information Technology, Software)	16,902
334	Schroders plc (Financials, Capital Markets)	7,545
2,786	Scottish & Southern Energy plc (Utilities, Electric Utilities)	48,930
2,176	Segro plc (Financials, Real Estate Investment Trusts)	9,332
1,455	Serco Group plc (Industrials, Commercial Services & Supplies)	14,057
701	Severn Trent plc (Utilities, Water Utilities)	14,437
1,575	Shire Limited (Health Care, Pharmaceuticals)	35,480
2,441	Smith & Nephew plc (Health Care, Health Care Equipment & Supplies)	22,260
1,156	Smiths Group plc (Industrials, Industrial Conglomerates)	22,137
5,754	Standard Chartered plc (Financials, Commercial Banks)	165,051
6,627	Standard Life plc (Financials, Insurance)	24,069
22,754	Tesco plc (Consumer Staples, Food & Staples Retailing)	151,535
2,544	Thomas Cook Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	6,866
1,657	TUI Travel plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,581
2,496	Tullow Oil plc (Energy, Oil, Gas & Consumable Fuels)	49,953
3,634	Unilever plc (Consumer Staples, Food Products)	105,096
2,020	United Utilities Group plc (Utilities, Multi-Utilities)	18,183
361	Vedanta Resources plc (Materials, Metals & Mining)	12,278
148,218	Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	365,785
521	Whitbread plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	13,291
5,858	William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)	27,211
841	Wolseley plc (Industrials, Trading Companies & Distributors)	21,125
3,523	WPP plc (Consumer Discretionary, Media)	38,989
5,827	Xstrata plc (Materials, Metals & Mining)	111,491

		6,217,936

United States: 0.07%
7	Citigroup Incorporated (Financials, Diversified Financial Services)†	27
1	NYSE Euronext Incorporated (Financials, Diversified Financial Services)	29
176	Synthes Incorporated (Health Care, Health Care Equipment & Supplies)†	20,347
		20,403

Total Common Stocks (Cost $27,436,022)		28,760,992

Rights: 0.05%

Australia: 0.00%
1,684	Bank of Cyprus Public Company Limited (Financials, Commercial Bank)†	1,033

France: 0.01%
413	Cie Generale des Etablissements Michelin (Consumer Discretionary, Auto Components)†	1,153

Germany: 0.03%
1,793	Deutsche Bank AG (Financial, Commercial Banks)†	8,677

Greece: 0.01%
1,798	National Bank of Greece SA (Financials, Commercial Banks)†	882
1,798	National Bank of Greece SA (Financials, Commercial Banks)†	1,618
		2,500

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 143
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Hong Kong: 0.00%
1,200	Henderson Land Development Rights (Financials,
	Real Estate Management & Development)†	$346

Total Rights (Cost $0)		13,709

		Expiration Date
Warrants: 0.00%

Singapore: 0.00%
2,828	Golden Agri-Resources Limited (Consumer Staples, Food Products)†	07/23/2012	226

Total Warrants (Cost $0)			226

		Yield
Preferred Stocks: 0.46%

Germany: 0.46%
155	Bayerische Motoren Werke AG (Consumer Discretionary, Auto Components)†	0.93%	7,230
239	Fresenius AG (Healthcare, Healthcare Providers & Services)†	1.27	19,301
491	Henkel KGaA (Consume Staples, Household Products)†	1.26	26,373
259	Porsche AG (Consumer Discretionary, Automobiles)†	0.13	12,826
116	RWE AG (Utilities, Electric Utilities)†	7.62	7,394
487	Volkswagen AG (Consumer Discretionary, Automobiles)†	1.80	58,775

Total Preferred Stocks (Cost $123,381)			131,899

Short-Term Investments: 0.03%

Investment Companies: 0.03%
7,916	Wells Fargo Securities Lending Cash Investment LLC(u)(l)(V)	0.28	7,916

Total Short-Term Investments (Cost $7,916)			7,916

Total Investments in Securities
(Cost $27,567,319)*		99.96%	28,914,742
Other Assets and Liabilities, Net		0.04	10,500

Total Net Assets		100.00%	$28,925,242

†	Non-income earning securities.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $29,251,232 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$4,248,773
Gross unrealized depreciation	(4,585,263)

Net unrealized depreciation	$(336,490)
The accompanying notes are an integral part of these financial statements.

144 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL VALUE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.87%

Australia: 7.68%
600,118	AWB Limited (Consumer Staples, Food & Staples Retailing)	$858,465
240,100	Bendigo Bank Limited (Financials, Commercial Banks)	2,123,427
404,900	BlueScope Steel Limited (Materials, Metals & Mining)	860,983
627,100	Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	2,563,902
340,400	Downer EDI Limited (Industrials, Commercial Services & Supplies)	1,618,746
1,718,600	Goodman Fielder Limited (Consumer Staples, Food Products)	2,167,751
134,508	Grain Corporation Limited (Consumer Staples, Food Products)	941,263
446,500	Metcash Limited (Consumer Staples, Food & Staples Retailing)	1,885,937
570,994	Mincor Resources NL (Materials, Metals & Mining)	1,054,118
934,263	OneSteel Limited (Materials, Metals & Mining)	2,645,824
368,800	Sally Malay Mining Limited (Materials, Metals & Mining)	966,016
153,900	SunCorp-Metway Limited (Financials, Insurance)	1,338,768
261,100	Tabcorp Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,766,563
818,100	Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	2,071,724

		22,863,487

Austria: 0.81%
22,100	Erste Bank Der Oesterreichischen Sparkassen AG (Financials, Commercial Banks)	884,854
2,300	OMV AG (Energy, Oil, Gas & Consumable Fuels)	86,100
39,300	Voestalpine AG (Materials, Metals & Mining)	1,447,616

		2,418,570

Belgium: 1.94%
39,400	Delhaize Group (Consumer Staples, Food & Staples Retailing)	2,857,482
39,400	KBC Groep NV (Financials, Commercial Banks)	1,767,395
37,000	Tessenderlo Chemie NV (Materials, Chemicals)	1,153,064

		5,777,941

Cayman Islands: 0.63%
2,260,000	Chaoda Modern Agriculture Limited (Consumer Staples, Food Products)	1,872,932

Denmark: 0.92%
45,600	Danske Bank (Financials, Commercial Banks)	1,100,212
93,000	H. Lundbeck A/S (Health Care, Pharmaceuticals)	1,642,487

		2,742,699

Finland: 1.17%
183,900	Nokia Oyj (Information Technology, Communications Equipment)	1,847,672
82,700	TietoEnator Oyj (Information Technology, IT Services)	1,646,016

		3,493,688

France: 10.41%
54,000	AXA SA (Financials, Insurance)	944,119
30,200	BNP Paribas SA (Financials, Commercial Banks)	2,147,847
31,998	Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing)	2,929,605
163,400	Credit Agricole SA (Financials, Commercial Banks)	2,553,887
86,100	France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	1,860,407
31,800	Lagardere SCA (Consumer Discretionary, Media)«	1,242,233
36,000	Rallye SA (Consumer Staples, Food & Staples Retailing)	1,332,441
31,900	Safran SA (Industrials, Aerospace & Defense)	896,716
84,100	Sanofi-Aventis SA (Health Care, Pharmaceuticals)	5,603,487
105,400	SCOR SE (Financials, Insurance)	2,518,826
4,300	SCOR SE (Financials, Insurance)(a)	101,496
17,600	Societe Generale (Financials, Commercial Banks)	1,013,713

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 145
INTERNATIONAL VALUE PORTFOLIO

Shares	Security Name	Value
France (continued)
32,500	Thales SA (Industrials, Aerospace & Defense)	$1,187,834
60,200	Total SA (Energy, Oil, Gas & Consumable Fuels)	3,102,568
130,400	Vivendi SA (Consumer Discretionary, Media)	3,564,245

		30,999,424

Germany: 7.62%
33,100	Allianz AG (Financials, Insurance)	3,740,745
62,500	BASF SE (Materials, Chemicals)	3,941,071
41,200	Deutsche Bank AG (Financials, Capital Markets)	2,254,781
114,700	E.ON AG (Utilities, Electric Utilities)	3,382,171
31,000	Hannover Rueckversicherung AG (Financials, Insurance)	1,425,878
19,700	Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	2,728,573
25,900	Norddeutsche Affinerie AG (Materials, Metals & Mining)	1,234,198
25,900	RWE AG (Utilities, Multi-Utilities)	1,749,520
68,300	Thyssenkrupp AG (Materials, Metals & Mining)	2,227,191

		22,684,128

Hong Kong: 1.08%
878,000	Union Bank Hong Kong (Financials, Commercial Banks)	3,225,091

Ireland: 0.15%
79,300	Allied Irish Banks plc (Financials, Commercial Banks)	54,810
225,000	Bank of Ireland plc (Financials, Commercial Banks)	190,173
111,500	Irish Life & Permament Group Holdings plc (Financials, Insurance)	211,283

		456,266

Israel: 0.69%
451,300	Bank Hapoalim Limited (Financials, Commercial Banks)†	2,065,443

Italy: 2.58%
141,055	Benetton Group SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,081,650
688,400	Enel SpA (Utilities, Multi-Utilities)	3,669,385
135,200	ENI SpA (Energy, Oil, Gas & Consumable Fuels)	2,917,650

		7,668,685

Japan: 21.44%
203,200	Adeka Corporation (Materials, Chemicals)	2,061,696
74,300	Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	2,683,451
175,000	Central Glass Company Limited (Industrials, Building Products)	695,975
208,000	Chiba Bank Limited (Financials, Commercial Banks)	1,213,416
169,600	Comsys Holdings Corporation (Industrials, Construction & Engineering)	1,554,193
90,000	Credit Saison Company Limited (Financials, Consumer Finance)	1,203,162
73,600	Edion Corporation (Consumer Discretionary, Specialty Retail)	540,450
63,300	Eizo Nanao Corporation (Information Technology, Computers & Peripherals)	1,334,547
262,000	Fuji Heavy Industries Limited (Consumer Discretionary, Automobiles)	1,669,669
378,000	Fukuoka Financial Group Incorporated (Financials, Commercial Banks)	1,512,362
57,700	Hitachi Capital Corporation (Financials, Consumer Finance)	786,567
168,000	Itochu Corporation (Industrials, Trading Companies & Distributors)	1,537,518
40,300	JFE Holdings Incorporated (Materials, Metals & Mining)	1,232,462
408,000	JX Holdings Incorporated (Energy, Energy Equipment & Services)	2,365,501
52,000	Kaneka Corporation (Industrials, Professional Services)	312,075
500	KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	2,392,789
23,900	Konami Corporation (Information Technology, Software)	422,000
99,000	Kyorin Company Limited (Health Care, Pharmaceuticals)	1,538,129
148,000	Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	1,099,185
516,000	Marubeni Corporation (Industrials, Trading Companies & Distributors)	2,917,489

146 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL VALUE PORTFOLIO

Shares	Security Name	Value
Japan (continued)
39,100	Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	$1,384,050
35,500	Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	842,423
54,300	Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	807,865
621,000	Mitsui Engineering & Shipbuilding Company Limited (Industrials, Machinery)	1,405,954
522,000	Mitsui Mining & Smelting Company Limited (Materials, Metals & Mining)	1,494,466
1,831,300	Mizuho Financial Group Incorporated (Financials, Commercial Banks)	2,676,313
131,300	Namco Bandai Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)	1,217,372
60,100	Nihon Kohden Corporation (Health Care, Health Care Equipment & Supplies)	1,239,005
107,000	Nippon Electric Glass Company Limited (Information Technology, Electronic Equipment & Instruments)	1,458,625
70,000	Nippon Express Company Limited (Industrials, Road & Rail)	265,812
74,600	Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	3,257,271
170,000	Nissan Shatai Company Limited (Consumer Discretionary, Auto Components)	1,229,995
1,400	NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	2,331,097
40,000	Ryosan Company Limited (Information Technology, Electronic Equipment & Instruments)	1,000,479
313,000	Sankyu Incorporated (Industrials, Road & Rail)	1,226,054
241,000	Sanwa Shutter Corporation (Industrials, Building Products)	713,069
678,000	Sojitz Corporation (Industrials, Trading Companies & Distributors)	1,218,256
285,000	Sumitomo Corporation (Industrials, Trading Companies & Distributors)	3,673,455
60,900	Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	1,774,183
68,700	Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	3,156,019
62,000	The Keiyo Bank Limited (Financials, Commercial Banks)	307,475
234,000	Toshiba TEC Corporation (Information Technology, Office Electronics)	857,738
29,400	Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	1,237,913

		63,847,525

Liechtenstein: 0.26%
7,800	Verwaltungs-Und Privat-Bank AG (Financials, Capital Markets)	785,834

Netherlands: 3.70%
151,800	Aegon NV (Financials, Insurance)	909,507
83,025	Brit Insurance Holdings NV (Financials, Insurance)	1,336,845
68,100	CSM Worldwide (Consumer Staples, Food Products)	2,001,109
77,200	ING Groep NV (Financials, Diversified Financial Services)	800,899
52,700	Koninklijke DSM NV (Materials, Chemicals)	2,699,871
38,304	Koninklijke Ten Cate NV (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,244,876
27,600	Nutreco Holding NV (Consumer Staples, Food Products)	2,018,619

		11,011,726

Norway: 1.31%
158,200	Atea ASA (Information Technology, IT Services)†	1,253,517
98,900	DnB Nor ASA (Financials, Commercial Banks)	1,346,156
61,700	Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	1,287,264

		3,886,937

Portugal: 0.38%
245,688	Banco BPI SA (Financials, Commercial Banks)†	523,502
131,400	Banco Espirito Santo SA (Financials, Commercial Banks)	608,150

		1,131,652

Singapore: 0.40%
6,000	Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	179,302
604,490	Mobilone Limited (Telecommunication Services, Wireless Telecommunication Services)	1,006,641

		1,185,943

Spain: 4.68%
185,200	Banco Bilbao Vizcaya Argentaria SA (Financials, Commercial Banks)	2,500,755
146,100	Banco Espanol de Credito SA (Financials, Commercial Banks)«	1,474,462

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 147
INTERNATIONAL VALUE PORTFOLIO

Shares	Security Name	Value
Spain (continued)
430,300	Banco Santander Central Hispano SA (Financials, Commercial Banks)	$5,465,414
123,800	Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	3,188,917
52,400	Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	1,297,604

		13,927,152

Sweden: 2.44%
169,300	Boliden AB (Materials, Metals & Mining)	2,564,486
113,500	Saab AB (Industrials, Aerospace & Defense)†	1,645,159
101,800	Svenska Cellulosa AB Class B (Materials, Paper & Forest Products)	1,548,065
137,500	Telefonaktiebolaget LM Ericsson Class B (Information Technology, Communications Equipment)	1,509,566

		7,267,276

Switzerland: 7.03%
28,800	Baloise Holding AG (Financials, Insurance)	2,596,733
101,215	Clariant AG (Materials, Chemicals)	1,480,140
76,500	Credit Suisse Group (Financials, Capital Markets)	3,269,730
3,700	Georg Fischer AG (Industrials, Machinery)	1,479,774
82,500	Novartis AG (Health Care, Pharmaceuticals)	4,730,957
28,900	Swiss Reinsurance (Financials, Insurance)	1,267,288
4,660	Swisscom AG (Telecommunication Services, Diversified Telecommunication Services)	1,879,365
2,592	Valora Holding AG (Consumer Discretionary, Specialty Retail)	662,079
15,200	Zurich Financial Services AG (Financials, Insurance)	3,562,367

		20,928,433

United Kingdom: 20.55%
190,400	Amlin plc (Financials, Insurance)	1,200,285
109,800	AstraZeneca plc (Health Care, Pharmaceuticals)	5,577,295
220,500	Aviva plc (Financials, Insurance)	1,381,723
587,400	BAE Systems plc (Industrials, Aerospace & Defense)	3,158,561
242,900	Barclays plc (Financials, Commercial Banks)	1,143,188
619,100	BP plc (Energy, Oil, Gas & Consumable Fuels)	4,160,542
1,268,300	BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	2,789,320
242,654	Centrica plc (Utilities, Multi-Utilities)	1,233,134
87,468	Charter International plc (Industrials, Machinery)	953,580
279,000	Drax Group plc (Utilities, Independent Power Producers & Energy Traders)	1,679,931
390,000	DS Smith plc (Industrials, Professional Services)	915,300
213,300	GlaxoSmithKline plc (Health Care, Pharmaceuticals)	4,203,489
184,200	Greene King plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,188,690
411,300	Home Retail Group (Consumer Discretionary, Internet & Catalog Retail)	1,330,989
102,600	IMI plc (Industrials, Machinery)	1,237,013
679,100	Kesa Electricals plc (Consumer Discretionary, Specialty Retail)	1,561,792
810,100	LogicaCMG plc (Industrials, Professional Services)	1,613,639
632,790	Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	920,490
252,200	Meggitt plc (Industrials, Aerospace & Defense)	1,173,488
10,797	Next plc (Consumer Discretionary, Multiline Retail)	375,856
237,100	Northern Foods plc (Consumer Staples, Food Products)	175,056
1,123,200	Old Mutual plc (Financials, Insurance)	2,449,035
315,100	Premier Foods plc (Consumer Staples, Food Products)	80,535
443,900	Royal & Sun Alliance Insurance Group plc (Financials, Insurance)	911,400
14,300	Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	432,583
264,000	Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	7,701,303
82,600	Spectris plc (Information Technology, Electronic Equipment & Instruments)	1,392,285
228,900	Tate & Lyle plc (Consumer Staples, Food Products)	1,678,514
389,400	Thomas Cook Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,050,915
279,500	Tullett Prebon plc (Financials, Capital Markets)	1,744,850

148 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL VALUE PORTFOLIO

Shares	Security Name	Value
United Kingdom (continued)
1,698,900	Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	$4,192,686
223,600	WH Smith Public Limited Corporation (Consumer Discretionary, Specialty Retail)	1,591,879

		61,199,346

Total Common Stocks (Cost $327,005,081)		291,440,178

		Yield
Short-Term Investments: 1.87%

Investment Companies: 1.87%
4,018,760	Wells Fargo Advantage Money Market Trust(l)(u)	0.25%	4,018,760
1,568,400	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	1,568,400

			5,587,160

Total Short-Term Investments (Cost $5,587,160)			5,587,160

Total Investments in Securities (Cost $332,592,241)*	99.74%	297,027,338
Other Assets and Liabilities, Net	0.26	766,228

Total Net Assets	100.00%	$297,793,566

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $333,506,868 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$20,381,105
Gross unrealized depreciation	(56,860,635)

Net unrealized depreciation	$(36,479,530)
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 149
LARGE CAP APPRECIATION PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.51%

Consumer Discretionary: 16.56%

Auto Components: 1.08%
6,855	Johnson Controls Incorporated	$209,078

Automobiles: 1.17%
18,429	Ford Motor Company«†	225,571

Hotels, Restaurants & Leisure: 2.17%
2,869	McDonald’s Corporation	213,769
8,082	Starbucks Corporation«	206,738

		420,507

Household Durables: 0.95%
8,103	Leggett & Platt Incorporated	184,424

Internet & Catalog Retail: 1.45%
1,791	Amazon.com Incorporated«†	281,294

Leisure Equipment & Products: 1.23%
10,156	Mattel Incorporated	238,260

Media: 3.47%
10,091	Comcast Corporation Class A	182,445
6,105	DIRECTV Group Incorporated«†	254,151
5,952	Omnicom Group Incorporated	234,985

		671,581

Multiline Retail: 1.30%
6,750	Nordstrom Incorporated«	251,100

Specialty Retail: 2.55%
5,794	Bed Bath & Beyond Incorporated†	251,518
7,641	Home Depot Incorporated«	242,067

		493,585

Textiles, Apparel & Luxury Goods: 1.19%
5,336	Coach Incorporated	229,235

Consumer Staples: 10.84%

Food & Staples Retailing: 3.87%
4,704	Costco Wholesale Corporation«	303,361
4,458	Wal-Mart Stores Incorporated	238,592
5,564	Whole Foods Market Incorporated«†	206,480

		748,433

Food Products: 1.99%
3,905	H.J. Heinz Company«	184,980
4,217	The Hershey Company«	200,687

		385,667

Household Products: 3.49%
2,950	Colgate-Palmolive Company	226,737
3,452	Kimberly-Clark Corporation«	224,553
3,755	Procter & Gamble Company	225,187

		676,477

150 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
LARGE CAP APPRECIATION PORTFOLIO

Shares	Security Name	Value
Tobacco: 1.49%
5,143	Philip Morris International	$288,111

Energy: 7.27%

Energy Equipment & Services: 1.14%
4,952	National Oilwell Varco Incorporated	220,215

Oil, Gas & Consumable Fuels: 6.13%
2,936	Chevron Corporation	237,963
7,120	EQT Corporation	256,747
3,590	Exxon Mobil Corporation	221,826
2,754	Occidental Petroleum Corporation	215,638
5,196	Peabody Energy Corporation«	254,653

		1,186,827

Financials: 5.60%

Capital Markets: 2.13%
1,272	Goldman Sachs Group Incorporated	183,906
6,481	Lazard Limited	227,353

		411,259

Consumer Finance: 1.26%
5,821	American Express Company	244,657

Insurance: 2.21%
4,350	AFLAC Incorporated	224,939
5,280	MetLife Incorporated	203,016

		427,955

Health Care: 9.19%

Health Care Equipment & Supplies: 0.76%
2,584	Hospira Incorporated†	147,314

Health Care Providers & Services: 2.25%
7,120	Cardinal Health Incorporated«	235,245
3,264	McKesson Corporation	201,650

		436,895

Life Sciences Tools & Services: 2.30%
3,976	Thermo Fisher Scientific Incorporated†	190,371
4,210	Varian Medical Systems Incorporated«†	254,705

		445,076

Pharmaceuticals: 3.88%
5,645	Abbott Laboratories	294,895
3,500	Allergan Incorporated	232,855
6,100	Eli Lilly & Company«	222,833

		750,583

Industrials: 12.94%

Aerospace & Defense: 2.42%
3,642	Boeing Company	242,339
3,053	Goodrich Corporation	225,098

		467,437

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 151
LARGE CAP APPRECIATION PORTFOLIO

Shares	Security Name	Value
Air Freight & Logistics: 1.33%
3,868	United Parcel Service Incorporated Class B	$257,957

Electrical Equipment: 2.28%
3,965	Cooper Industries plc	194,007
4,691	Emerson Electric Company«	247,028

		441,035

Industrial Conglomerates: 2.39%
2,861	3M Company«	248,077
5,856	Tyco International Limited	215,091

		463,168

Machinery: 2.30%
4,421	Dover Corporation	230,820
3,056	Joy Global Incorporated«	214,898

		445,718

Road & Rail: 0.97%
3,153	Norfolk Southern Corporation	187,635

Trading Companies & Distributors: 1.25%
2,036	W.W. Grainger Incorporated«	242,508

Information Technology: 27.76%

Communications Equipment: 3.36%
18,377	Cisco Systems Incorporated†	402,456
5,500	QUALCOMM Incorporated«	248,160

		650,616

Computers & Peripherals: 7.43%
2,938	Apple Incorporated†	833,658
16,762	EMC Corporation«†	340,436
5,292	NetApp Incorporated«†	263,489

		1,437,583

Electronic Equipment & Instruments: 1.41%
8,202	Agilent Technologies Incorporated†	273,701

Internet Software & Services: 3.30%
8,908	eBay Incorporated†	217,355
800	Google Incorporated Class A†	420,632

		637,987

IT Services: 1.59%
2,297	International Business Machines Corporation«	308,120

Office Electronics: 1.43%
26,663	Xerox Corporation«	275,962

Semiconductors & Semiconductor Equipment: 4.09%
7,635	Broadcom Corporation Class A«	270,203
13,420	Intel Corporation	258,067
7,505	KLA-Tencor Corporation	264,401

		792,671

152 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
LARGE CAP APPRECIATION PORTFOLIO

Shares	Security Name	Value
Software: 5.15%
20,701	Activision Blizzard Incorporated«	$223,985
17,133	Microsoft Corporation	419,587
13,167	Oracle Corporation	353,534

		997,106

Materials: 5.99%

Chemicals: 2.43%
5,300	E.I. du Pont de Nemours & Company	236,486
3,210	PPG Industries Incorporated	233,688

		470,174

Metals & Mining: 2.35%
3,590	Cliffs Natural Resources Incorporated	229,473
3,596	Newmont Mining Corporation	225,865

		455,338

Paper & Forest Products: 1.21%
10,750	International Paper Company	233,813

Telecommunication Services: 1.36%

Wireless Telecommunication Services: 1.36%
5,124	American Tower Corporation Class A«†	262,656

Total Common Stocks (Cost $16,406, 985)		18,875,289

Short-Term Investments: 32.94%

Principal		Interest Rate	Maturity Date
Corporate Bonds & Notes: 1.47%
$251,137	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	101,635
322,930	VFNC Corporation††±(a)(i)(v)	0.26	09/29/2011	184,070

				285,705

Shares		Yield
Investment Companies: 31.47%
341,775	Wells Fargo Advantage Money Market Trust(l)(u)	0.25	341,775
5,750,010	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	5,750,010
			6,091,785

Total Short-Term Investments (Cost $6,295,197)			6,377,490

Total Investments in Securities (Cost $22,702,182)*	130.45%	25,252,779

Other Assets and Liabilities, Net	(30.45)	(5,894,942)

Total Net Assets	100.00%	$19,357,837

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 153
LARGE CAP APPRECIATION PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $23,149,816 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$2,811,514
Gross unrealized depreciation	(708,551)
Net unrealized appreciation	$2,102,963
The accompanying notes are an integral part of these financial statements.

154 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
LARGE COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.00%

Consumer Discretionary: 12.02%

Internet & Catalog Retail: 5.57%
47,970	Amazon.com Incorporated«†	$7,534,168

Multiline Retail: 4.43%
112,342	Target Corporation«	6,003,556

Specialty Retail: 2.02%
122,388	Lowe’s Companies Incorporated	2,728,029

Consumer Staples: 4.66%

Food & Staples Retailing: 4.66%
46,300	Costco Wholesale Corporation«	2,985,887
62,176	Wal-Mart Stores Incorporated	3,327,660

		6,313,547

Energy: 1.95%

Energy Equipment & Services: 1.95%
42,840	Schlumberger Limited	2,639,372

Financials: 17.55%

Capital Markets: 16.39%
356,514	Charles Schwab Corporation	4,955,545
40,394	Franklin Resources Incorporated	4,318,119
63,727	Goldman Sachs Group Incorporated	9,213,650
73,987	T. Rowe Price Group Incorporated	3,704,159

		22,191,473

Diversified Financial Services: 1.16%
5,998	CME Group Incorporated	1,562,179

Health Care: 2.15%

Biotechnology: 1.12%
17,220	Amgen Incorporated†	948,994
7,939	Genzyme Corporation†	562,002

		1,510,996

Health Care Equipment & Supplies: 1.03%
41,567	Medtronic Incorporated	1,395,820

Industrials: 12.82%

Air Freight & Logistics: 9.15%
87,166	C.H. Robinson Worldwide Incorporated«	6,094,647
135,894	Expeditors International of Washington Incorporated«	6,282,380

		12,377,027

Trading Companies & Distributors: 3.67%
93,458	Fastenal Company«	4,971,031

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 155
LARGE COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Information Technology: 45.85%

Communications Equipment: 10.00%
338,105	Cisco Systems Incorporated†	$7,404,500
135,854	QUALCOMM Incorporated	6,129,732

		13,534,232

Computers & Peripherals: 11.69%
39,023	Apple Incorporated†	11,072,776
234,100	EMC Corporation«†	4,754,571

		15,827,347

Internet Software & Services: 7.05%
59,707	eBay Incorporated†	1,456,851
15,384	Google Incorporated Class A†	8,088,753

		9,545,604

IT Services: 5.96%
34,937	Automatic Data Processing Incorporated«	1,468,402
133,485	Paychex Incorporated	3,669,503
39,426	Visa Incorporated Class A«	2,927,775

		8,065,680

Semiconductors & Semiconductor Equipment: 4.85%
219,301	Intel Corporation«	4,217,158
76,309	Linear Technology Corporation	2,344,976

		6,562,134

Software: 6.30%
26,580	FactSet Research Systems Incorporated«	2,156,435
260,374	Microsoft Corporation	6,376,559

		8,532,994

Total Common Stocks (Cost $110,870,685)		131,295,189

Principal		Interest Rate	Maturity Date
Short-Term Investments: 29.61%

Corporate Bonds & Notes: 0.96%
$1,144,578	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	463,211
1,471,781	VFNC Corporation(v)††±(a)(i)	0.26	09/29/2011	838,915

				1,302,126

Shares		Yield
Investment Companies: 28.65%
489,503	Wells Fargo Advantage Money Market Trust(l)(u)	0.25	489,503
38,294,994	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	38,294,994

			38,784,497

Total Short-Term Investments (Cost $39,711,565)			40,086,623

Total Investments in Securities (Cost $150,582,250)*	126.61%	171,381,812
Other Assets and Liabilities, Net	(26.61)	(36,017,356)

Total Net Assets	100.00%	$135,364,456

156 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
LARGE COMPANY GROWTH PORTFOLIO

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $172,109,880 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$26,721,713
Gross unrealized depreciation	(27,449,781)
Net unrealized depreciation	$(728,068)
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 157
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.35%

Consumer Discretionary: 15.54%

Auto Components: 0.26%
2,849	Drew Industries Incorporated†	$59,430
4,893	Spartan Motors Incorporated	22,704
2,919	Standard Motor Products Incorporated	30,737
3,458	Superior Industries International Incorporated	59,754

		172,625

Automobiles: 0.07%
4,333	Winnebago Industries Incorporated†«	45,150

Distributors: 0.03%
2,760	Audiovox Corporation Class A†	18,878

Diversified Consumer Services: 1.30%
2,750	American Public Education Incorporated†	90,365
2,492	Capella Education Company†«	193,429
4,870	Coinstar Incorporated†«	209,361
9,270	Hillenbrand Incorporated	199,398
1,477	Pre-Paid Legal Services Incorporated†	92,298
3,100	Universal Technical Institute Incorporated	60,605

		845,456

Hotels, Restaurants & Leisure: 3.03%
213	Biglari Holdings Incorporated†	70,002
3,346	BJ’s Restaurants Incorporated†«	94,223
2,707	Buffalo Wild Wings Incorporated†	129,638
3,658	California Pizza Kitchen Incorporated†	62,405
3,205	CEC Entertainment Incorporated†	110,028
3,507	Cracker Barrel Old Country Store Incorporated«	178,015
2,295	DineEquity Incorporated†	103,229
6,018	Interval Leisure Group Incorporated†	81,062
8,201	Jack In The Box Incorporated†	175,829
1,063	Landry’s Restaurants Incorporated†	26,033
3,219	Marcus Corporation	38,145
1,680	Monarch Casino & Resort Incorporated†	18,833
4,104	Multimedia Games Incorporated†	15,185
2,807	O’Charleys Incorporated†	20,182
3,440	P.F. Chang’s China Bistro Incorporated	158,928
3,052	Papa Johns International Incorporated†	80,512
1,913	Peet’s Coffee & Tea Incorporated†«	65,482
9,089	Pinnacle Entertainment Incorporated†	101,342
2,325	Red Robin Gourmet Burgers Incorporated†	45,593
9,644	Ruby Tuesday Incorporated†«	114,474
4,606	Ruth’s Chris Steak House Incorporated†	18,470
7,983	Shuffle Master Incorporated†	67,137
9,174	Sonic Corporation†	74,126
8,635	Texas Roadhouse Incorporated†	121,408

		1,970,281

Household Durables: 0.99%
808	Blyth Incorporated	33,322
4,278	Ethan Allen Interiors Incorporated	74,694
4,566	Helen of Troy Limited†	115,474
3,207	Kid Brands Incorporated†	27,580

158 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Household Durables (continued)
7,715	La-Z-Boy Incorporated†	$65,115
2,757	M/I Homes Incorporated†	28,590
4,775	Meritage Corporation†	93,686
776	National Presto Industries Incorporated	82,621
1,024	Skyline Corporation	20,746
14,754	Standard-Pacific Corporation†«	58,573
2,004	Universal Electronics Incorporated†	41,783

		642,184

Internet & Catalog Retail: 0.62%
2,131	Blue Nile Incorporated†«	94,808
5,738	HSN Incorporated†	171,566
4,003	Nutri System Incorporated	77,018
3,411	PetMed Express Incorporated«	59,693

		403,085

Leisure Equipment & Products: 1.45%
1,816	Arctic Cat Incorporated†	18,614
13,192	Brunswick Corporation«	200,782
9,586	Callaway Golf Company«	67,102
4,154	Jakks Pacific Incorporated†«	73,277
3,066	Nautilus Group Incorporated†	4,078
4,949	Polaris Industries Incorporated	322,180
7,379	Pool Corporation«	148,097
3,219	RC2 Corporation†	67,438
2,863	Sturm, Ruger & Company Incorporated	39,051

		940,619

Media: 0.56%
3,994	Arbitron Incorporated«	111,712
4,535	EW Scripps Company†	35,736
22,206	Live Nation Incorporated†	219,395

		366,843

Multiline Retail: 0.14%
5,837	Fred’s Incorporated	68,877
5,443	Tuesday Morning Corporation†	25,963

		94,840

Specialty Retail: 4.17%
3,247	Big 5 Sporting Goods Corporation	43,575
6,528	Brown Shoe Company Incorporated	74,876
5,959	Cabela’s Incorporated†«	113,102
4,054	Children’s Place Retail Stores Incorporated†	197,714
5,333	Christopher & Banks Corporation	42,184
8,098	Finish Line Incorporated Class A	112,643
3,579	Genesco Incorporated†	106,941
3,548	Group 1 Automotive Incorporated†«	106,014
4,070	Gymboree Corporation†«	169,068
2,763	Haverty Furniture Companies Incorporated	30,144
4,237	Hibbett Sports Incorporated†	105,713
6,635	Hot Topic Incorporated	39,744
4,022	Jo Ann Stores Incorporated†	179,180
4,097	JOS. A. Bank Clothiers Incorporated†	174,573
2,338	Kirkland’s Incorporated†	32,405

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 159
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Specialty Retail (continued)
3,227	Lithia Motors Incorporated Class A«	$30,947
3,469	Lumber Liquidators Holdings Incorporated†«	85,233
3,295	MarineMax Incorporated†	23,197
7,842	Men’s Wearhouse Incorporated	186,561
2,117	Midas Incorporated†	16,110
2,986	Monro Muffler Brake Incorporated	137,684
12,654	OfficeMax Incorporated†	165,641
7,812	Pep Boys-Manny, Moe & Jack	82,651
5,253	Sonic Automotive Incorporated†«	51,637
5,610	Stage Stores Incorporated	72,930
4,010	Stein Mart Incorporated†	35,408
3,888	The Buckle Incorporated«	103,188
4,387	The Cato Corporation Class A	117,396
3,441	Zale Corporation†«	7,226
3,097	Zumiez Incorporated†	65,533

		2,709,218

Textiles, Apparel & Luxury Goods: 2.92%
8,848	Carter’s Incorporated†	232,968
12,895	Crocs Incorporated†«	167,764
5,756	Deckers Outdoor Corporation†	287,570
10,762	Iconix Brand Group Incorporated†	188,335
4,039	K-Swiss Incorporated†	51,497
14,065	Liz Claiborne Incorporated†«	85,515
3,435	Maidenform Brands Incorporated†	99,100
2,575	North American Watch Corporation†	28,016
2,070	Oxford Industries Incorporated	49,225
1,491	Perry Ellis International Incorporated†	32,578
19,279	Quiksilver Incorporated†«	75,381
5,026	Skechers U.S.A. Incorporated Class A†	118,061
3,419	Steven Madden Limited†	140,384
3,792	True Religion Apparel Incorporated†	80,921
2,543	Volcom Incorporated†«	48,622
7,262	Wolverine World Wide Incorporated	210,671

		1,896,608

Consumer Staples: 3.28%

Beverages: 0.14%
1,394	Boston Beer Company Incorporated†	93,217

Food & Staples Retailing: 1.07%
5,633	Casey’s General Stores Incorporated	235,178
3,836	Great Atlantic & Pacific Tea Company Incorporated†«	15,191
1,832	Nash Finch Company	77,933
3,368	Spartan Stores Incorporated	48,836
2,738	The Andersons Incorporated	103,770
6,448	United Natural Foods Incorporated†	213,687

		694,595

Food Products: 1.61%
1,987	Cal-Maine Foods Incorporated	57,583
1,789	Calavo Growers Incorporated«	38,786
12,274	Darling International Incorporated†	104,574
3,246	Diamond Foods Incorporated«	133,054
6,373	Hain Celestial Group Incorporated†	152,825

160 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Food Products (continued)
2,120	J & J Snack Foods Corporation	$88,892
4,830	Lance Incorporated	102,879
2,876	Sanderson Farms Incorporated	124,502
5,268	TreeHouse Foods Incorporated†«	242,855

		1,045,950

Household Products: 0.28%
8,414	Central Garden & Pet Company Class A†	87,169
2,478	WD-40 Company	94,214

		181,383

Personal Products: 0.09%
2,365	Mannatech Incorporated«	4,848
1,996	Medifast Incorporated†	54,151

		58,999

Tobacco: 0.09%
13,299	Alliance One International Incorporated†	55,191

Energy: 5.11%

Energy Equipment & Services: 3.10%
3,440	Basic Energy Services Incorporated†	29,309
5,384	Bristow Group Incorporated†«	194,255
2,820	Carbo Ceramics Incorporated	228,420
5,097	Dril-Quip Incorporated†	316,575
2,131	Gulf Island Fabrication Incorporated	38,784
3,463	Hornbeck Offshore†	67,494
22,676	ION Geophysical Corporation†«	116,555
4,459	Lufkin Industries Incorporated«	195,750
3,917	Matrix Service Company†	34,274
7,481	Oil States International Incorporated†	348,241
8,064	Pioneer Drilling Company†	51,448
3,158	Seacor Holdings Incorporated†	268,935
1,763	Seahawk Drilling Incorporated†	14,915
11,331	Tetra Technologies Incorporated†	115,576

		2,020,531

Oil, Gas & Consumable Fuels: 2.01%
6,574	Holly Corporation	189,003
6,776	Penn Virginia Corporation	108,687
2,865	Petroleum Development Corporation†	79,074
8,278	PetroQuest Energy Incorporated†	50,413
9,394	SM Energy Company	351,899
7,228	Stone Energy Corporation†	106,468
5,638	Swift Energy Company†	158,315
10,049	World Fuel Services Corporation	261,374

		1,305,233

Financials: 18.72%

Capital Markets: 0.91%
6,359	Investment Technology Group Incorporated†	90,425
5,505	Labranche & Company Incorporated†	21,470
6,325	optionsXpress Holdings Incorporated†	97,152
2,309	Piper Jaffray Companies Incorporated†	67,261

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 161
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Capital Markets (continued)
5,331	Stifel Financial Corporation†	$246,772
4,359	SWS Group Incorporated	31,254
6,027	TradeStation Group Incorporated†	39,658

		593,992

Commercial Banks: 5.88%
1,943	Bank of the Ozarks Incorporated	72,066
11,317	Boston Private Financial Holdings Incorporated«	74,013
2,320	City Holding Company	71,154
5,853	Columbia Banking System Incorporated	115,011
4,935	Community Bank System Incorporated	113,554
22,027	East West Bancorp Incorporated«	358,600
47,312	First BanCorp Puerto Rico†«	13,247
13,714	First Commonwealth Financial Corporation	74,741
8,642	First Financial Bancorp	144,149
3,103	First Financial Bankshare«	145,810
11,023	First Midwest Bancorp Incorporated	127,095
10,704	Glacier Bancorp Incorporated	156,278
4,391	Hancock Holding Company	132,037
22,506	Hanmi Financial Corporation†	28,808
3,258	Home Bancshares Incorporated	66,203
3,156	Independent Bank Corporation	71,073
5,650	Nara Bank National Association†	39,889
18,769	National Penn Bancshares Incorporated	117,306
5,133	NBT Bancorp Incorporated	113,285
12,975	Old National Bancorp	136,238
4,976	Pinnacle Financial Partners Incorporated†«	45,729
8,714	PrivateBancorp Incorporated	99,252
3,686	S&T Bancorp Incorporated	64,210
6,042	Signature Bank†	234,671
2,564	Simmons First National Corporation	72,484
3,995	Sterling Bancorporation	34,717
15,172	Sterling Bancshares Incorporated«	81,474
19,307	Susquehanna Bancshares Incorporated	162,951
1,225	Tompkins Trust Company Incorporated	48,584
4,458	UMB Financial Corporation	158,304
17,047	Umpqua Holdings Corporation	193,313
5,708	United Bankshares Incorporated«	142,072
14,040	United Community Banks Incorporated†«	31,450
14,384	Whitney Holding Corporation	117,517
2,896	Wilshire Bancorp Incorporated	18,940
4,631	Wintrust Financial Corporation	150,091

		3,826,316

Consumer Finance: 0.84%
4,374	Cash America International Incorporated	153,090
7,326	Ezcorp Incorporated†	146,813
4,506	First Cash Financial Services Incorporated†	125,042
1,311	Rewards Network Incorporated	18,813
2,331	World Acceptance Corporation†	102,937

		546,695

Diversified Financial Services: 0.42%
6,284	Interactive Brokers Group Incorporated†	108,148
2,539	Portfolio Recovery Associates Incorporated†	164,146

		272,294

162 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Insurance: 2.64%
1,165	American Physicians Capital Incorporated	$48,301
2,775	Amerisafe Incorporated†	52,115
8,077	Delphi Financial Group Incorporated Class A	201,844
3,505	eHealth Incorporated†	45,285
6,110	Employers Holdings Incorporated	96,355
5,864	Horace Mann Educators Corporation	104,262
1,883	Infinity Property & Casualty Corporation	91,834
6,347	National Financial Partners Corporation†«	80,416
3,169	Presidential Life Corporation	31,056
4,734	ProAssurance Corporation†	272,631
2,461	RLI Corporation	139,342
2,235	Safety Insurance Group Incorporated	93,915
7,951	Selective Insurance Group Incorporated	129,522
2,734	Stewart Information Services Corporation«	30,949
1,860	The Navigators Group Incorporated†	83,012
6,420	Tower Group Incorporated«	149,907
3,173	United Fire & Casualty Company	67,299

		1,718,045

Real Estate Investment Trusts: 7.51%
5,976	Acadia Realty Trust	113,544
19,139	BioMed Realty Trust Incorporated«	342,971
6,946	Cedar Shopping Centers Incorporated	42,232
10,604	Colonial Properties Trust	171,679
23,008	DiamondRock Hospitality†	218,346
4,014	EastGroup Properties Incorporated	150,043
6,921	Entertainment Properties Trust	298,849
13,017	Extra Space Storage Incorporated	208,793
10,319	Franklin Street Properties Corporation«	128,162
9,473	Healthcare Realty Trust Incorporated	221,573
5,581	Home Properties Incorporated«	295,235
11,083	Inland Real Estate Corporation	92,100
7,792	Kilroy Realty Corporation	258,227
9,410	Kite Realty Group Trust	41,780
10,388	LaSalle Hotel Properties	242,975
17,196	Lexington Corporate Properties Trust	123,123
3,840	LTC Properties Incorporated	97,997
16,563	Medical Properties Trust Incorporated	167,949
4,882	Mid-America Apartment Communities Incorporated	284,523
12,411	National Retail Properties Incorporated	311,640
3,263	Parkway Properties Incorporated	48,292
8,234	Pennsylvania Real Estate Investment Trust«	97,655
7,247	Post Properties Incorporated«	202,336
2,783	PS Business Parks Incorporated	157,434
4,107	Sovran Self Storage Incorporated«	155,655
6,025	Tanger Factory Outlet Centers Incorporated	284,019
1,824	Universal Health Realty Income Trust	62,764
3,441	Urstadt Biddle Properties Incorporated	62,213

		4,882,109

Real Estate Management & Development: 0.14%
5,421	Forestar Real Estate Group Incorporated†	92,428

Thrifts & Mortgage Finance: 0.38%
6,804	Bank Mutual Corporation	35,313
8,788	Brookline Bancorp Incorporated	87,704

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 163
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Thrifts & Mortgage Finance (continued)
4,113	Dime Community Bancshares	$56,965
11,461	Trustco Bank Corporation	63,723

		243,705

Health Care: 12.61%

Biotechnology: 1.39%
5,545	Arqule Incorporated†	28,557
8,780	Cubist Pharmaceuticals Incorporated†	205,364
2,889	Emergent BioSolutions Incorporated†	49,864
4,983	Martek Biosciences Corporation†	112,765
10,022	Regeneron Pharmaceutical Incorporated†	274,603
10,063	Savient Pharmaceuticals Incorporated†«	230,141

		901,294

Health Care Equipment & Supplies: 3.96%
3,322	Abaxis Incorporated†	76,738
10,090	Align Technology Incorporated†«	197,562
11,312	American Medical Systems Holdings Incorporated†	221,489
1,918	Analogic Corporation	86,080
1,881	Cantel Industries	30,472
4,286	CONMED Corporation†	96,049
6,932	Cooper Companies Incorporated	320,397
4,202	CryoLife Incorporated†	25,506
3,574	Cyberonics Incorporated†	95,354
3,460	Greatbatch Incorporated†	80,237
3,672	Haemonetics Corporation†	214,922
1,741	ICU Medical Incorporated†	64,922
3,116	Integra LifeSciences Holdings†	122,957
4,820	Invacare Corporation	127,778
1,324	Kensey Nash Corporation†«	38,250
6,048	Meridian Diagnostics Incorporated	132,330
4,200	Merit Medical Systems Incorporated†	66,738
4,295	Natus Medical Incorporated†	62,578
3,376	Neogen Corporation†	114,278
2,698	Osteotech Incorporated†	17,429
2,761	Palomar Medical Technologies Incorporated†	28,521
2,591	Surmodics Incorporated†	30,885
5,350	Symmetry Medical Incorporated†	51,574
4,953	West Pharmaceutical Services Incorporated	169,937
3,201	Zoll Medical Corporation†«	103,296

		2,576,279

Health Care Providers & Services: 4.81%
1,651	Air Methods Corporation†	68,649
1,225	Almost Family Incorporated†	36,297
4,290	Amedisys Incorporated†	102,102
7,594	AMERIGROUP Corporation†«	322,517
4,880	AMN Healthcare Services Incorporated†	25,083
4,602	AmSurg Corporation†	80,443
3,645	Bio-Reference Laboratories Incorporated†	76,035
5,802	Catalyst Health Solutions Incorporated†	204,288
7,328	Centene Corporation†	172,868
3,392	Chemed Corporation	193,242
989	CorVel Corporation†	41,983
4,627	Cross Country Healthcare Incorporated†	33,268

164 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Health Care Providers & Services (continued)
1,946	Ensign Group Incorporated	$34,931
2,617	Genoptix Incorporated†	37,161
4,437	Gentiva Health Services Incorporated†	96,948
4,813	Hanger Orthopedic Group Incorporated†	69,981
8,515	HealthSpring Incorporated†	220,028
5,095	Healthways Incorporated†	59,306
4,054	HMS Holdings Corporation†	238,943
2,419	IPC The Hospitalist Company†	66,087
1,399	Landauer Incorporated	87,619
2,784	LCA-Vision Incorporated†	15,507
2,333	LHC Group Incorporated†	54,102
4,968	Magellan Health Services Incorporated†	234,688
3,050	Medcath Corporation†	30,714
2,487	Molina Healthcare Incorporated†	67,124
1,836	MWI Veterinary Supply Incorporated†	105,974
4,561	Pharmerica Corporation†	43,466
8,403	PSS World Medical Incorporated†«	179,656
3,711	RehabCare Group Incorporated†	75,036
3,809	Res-Care Incorporated†	50,545

		3,124,591

Health Care Technology: 0.49%
1,631	Computer Programs & Systems Incorporated	69,432
4,865	Omnicell Incorporated†	63,634
2,840	Quality Systems Incorporated	188,320

		321,386

Life Sciences Tools & Services: 0.89%
10,533	Affymetrix Incorporated†	48,030
4,374	Cambrex Corporation†	18,590
2,598	Dionex Corporation†«	224,571
4,997	Enzo Biochem Incorporated†	18,989
6,399	eResearch Technology Incorporated†	47,865
2,218	Kendle International Incorporated†	20,672
8,705	PAREXEL International Corporation†	201,347

		580,064

Pharmaceuticals: 1.07%
1,515	Hi Tech Pharmacal Company Incorporated†«	30,664
5,235	Par Pharmaceutical Companies Incorporated†	152,234
8,606	Salix Pharmaceuticals Limited†	341,830
11,590	ViroPharma Incorporated†	172,807

		697,535

Industrials: 15.60%

Aerospace & Defense: 2.72%
5,877	AAR Corporation†	109,665
2,237	AeroVironment Incorporated†«	49,773
1,344	American Science & Engineering Incorporated	98,986
1,994	Applied Signal Technology Incorporated	49,611
3,776	Ceradyne Incorporated†	88,170
2,348	Cubic Corporation	95,798
6,858	Curtiss-Wright Corporation	207,797
4,477	Esterline Technologies Corporation†	256,219
8,722	GenCorp Incorporated†	42,912

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 165
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Aerospace & Defense (continued)
6,755	MOOG Incorporated Class A†	$239,870
8,600	Orbital Sciences Corporation†«	131,580
5,397	Teledyne Technologies Incorporated†	214,909
2,448	Triumph Group Incorporated	182,596

		1,767,886

Air Freight & Logistics: 0.42%
4,318	Forward Air Corporation	112,268
5,609	Hub Group Incorporated Class A†	164,119

		276,387

Airlines: 0.33%
2,315	Allegiant Travel Company	97,971
8,356	SkyWest Incorporated	116,650

		214,621

Building Products: 1.16%
1,774	Aaon Incorporated	41,724
3,316	AO Smith Corporation	191,963
4,176	Apogee Enterprises Incorporated	38,210
4,509	Gibraltar Industries Incorporated†	40,491
6,884	Griffon Corporation†	83,916
2,504	NCI Building Systems Incorporated†	23,863
5,598	Quanex Building Products Corporation	96,677
5,885	Simpson Manufacturing Company Incorporated	151,715
2,877	Universal Forest Products	84,152

		752,711

Commercial Services & Supplies: 3.35%
6,995	ABM Industries Incorporated«	151,022
3,351	Administaff Incorporated	90,242
3,000	ATC Technology Corporation†	74,220
5,969	Bowne & Company Incorporated	67,629
1,926	CDI Corporation	24,884
1,512	Consolidated Graphics Incorporated†	62,672
4,539	Dolan Media Company†	51,608
2,065	Exponent Incorporated†	69,363
2,766	G&K Services Incorporated Class A	63,231
9,601	GEO Group Incorporated†	224,183
6,523	Healthcare Services Group	148,659
2,608	Heidrick & Struggles International Incorporated	50,804
9,469	Interface Incorporated	134,744
4,205	Kelly Services Incorporated Class A†	49,325
5,415	Mobile Mini Incorporated†«	83,066
5,428	On Assignment Incorporated†	28,497
2,387	School Specialty Incorporated†	31,055
7,839	SFN Group Incorporated†	47,112
1,894	Standard Register Company	5,530
6,138	Sykes Enterprises Incorporated†	83,354
9,191	Tetra Tech Incorporated†	192,735
6,556	TrueBlue Incorporated†	89,489
2,183	UniFirst Corporation	96,379
3,478	United Stationers Incorporated†	186,108
3,058	Viad Corporation	59,142
1,768	Volt Information Science Incorporated†	12,730

		2,177,783

166 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Construction & Engineering: 0.85%
5,646	Comfort Systems USA Incorporated	$60,582
5,701	Dycom Industries Incorporated†	56,953
9,875	Emcor Group Incorporated†	242,826
5,840	Insituform Technologies Incorporated Class A†	141,211
4,004	Orion Marine Group Incorporated†	49,690

		551,262

Electrical Equipment: 1.19%
1,849	AZZ Incorporated	79,211
6,968	Belden CDT Incorporated	183,816
7,830	Brady Corporation Class A	228,401
2,829	Encore Wire Corporation	58,023
3,773	II-VI Incorporated†	140,846
1,320	Powell Industries Incorporated†	41,078
2,916	Vicor Corporation	42,603

		773,978

Industrial Conglomerates: 0.17%
1,856	Standex International Corporation	44,897
3,411	Tredegar Corporation	64,741

		109,638

Machinery: 3.79%
10,112	Actuant Corporation Class A	232,172
4,120	Albany International Corporation Class A	77,950
2,963	Astec Industries Incorporated†	84,534
2,235	Badger Meter Incorporated«	90,473
6,784	Barnes Group Incorporated	119,331
7,492	Briggs & Stratton Corporation«	142,423
1,370	Cascade Corporation	43,566
2,544	Circor International Incorporated	80,390
7,537	Clarcor Incorporated	291,154
3,060	Enpro Industries Incorporated†«	95,717
3,941	ESCO Technologies Incorporated	131,078
9,263	Federal Signal Corporation	49,928
4,190	John Bean Technologies Corporation	67,501
4,979	Kaydon Corporation	172,273
1,858	Lindsay Manufacturing Company	80,489
2,542	Lydall Incorporated	18,709
5,622	Mueller Industries Incorporated	148,927
4,904	Robbins & Myers Incorporated	131,329
4,660	Toro Company«	262,032
4,337	Watts Water Technologies Incorporated	147,675

		2,467,651

Road & Rail: 0.83%
3,768	Arkansas Best Corporation	91,299
7,559	Heartland Express Incorporated	112,402
9,206	Knight Transportation Incorporated	177,952
6,243	Old Dominion Freight Line Incorporated†	158,697

		540,350

Trading Companies & Distributors: 0.79%
5,614	Applied Industrial Technologies Incorporated	171,788
3,862	Kaman Corporation Class A	101,223

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 167
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Trading Companies & Distributors (continued)
596	Lawson Products Incorporated	$9,101
4,147	Watsco Incorporated«	230,905

		513,017

Information Technology: 17.95%

Communications Equipment: 2.20%
18,631	Arris Group Incorporated†	182,025
1,742	Bel Fuse Incorporated Class B	36,268
2,620	Black Box Corporation	83,997
6,359	Blue Coat Systems Incorporated†	152,998
4,214	Comtech Telecommunications Corporation«	115,253
3,641	DG FastChannel Incorporated†	79,192
3,720	Digi International Incorporated†	35,303
2,277	EMS Technologies Incorporated†	42,421
14,520	Harmonic Incorporated†	99,898
5,272	NETGEAR Incorporated†	142,397
4,466	Network Equipment Technology Incorporated†	15,408
2,804	PCTEL Incorporated†	17,217
6,530	Symmetricom Incorporated†	37,352
10,190	Tekelec†	132,062
1,551	Tollgrade Communications Incorporated†	11,369
6,035	Viasat Incorporated†	248,099

		1,431,259

Computers & Peripherals: 0.80%
4,310	Avid Technology Incorporated†	56,504
3,457	Compellent Technologies Incorporated†	62,848
3,477	Hutchinson Technology Incorporated†	12,065
7,365	Intermec Incorporated†	90,295
3,338	Intevac Incorporated†	33,413
4,705	Novatel Wireless Incorporated†«	37,075
3,060	Stratasys Incorporated†	84,823
5,130	Synaptics Incorporated†«	144,358

		521,381

Electronic Equipment & Instruments: 3.76%
2,911	Agilysys Incorporated	18,922
4,174	Anixter International Incorporated«	225,354
9,263	Benchmark Electronics Incorporated†	151,913
10,407	Brightpoint Incorporated†	72,745
5,880	Checkpoint Systems Incorporated†	119,658
8,199	Cogent Incorporated†	87,237
5,907	Cognex Corporation	158,426
5,088	CTS Corporation	48,947
5,221	Daktronics Incorporated	51,270
2,550	DTS Incorporated†	97,334
3,539	Electro Scientific Industries Incorporated†	39,318
2,405	FARO Technologies Incorporated†	52,453
3,740	Gerber Scientific Incorporated†	23,076
6,886	Insight Enterprises Incorporated†	107,697
1,949	Keithley Instruments Incorporated	41,923
3,287	Littelfuse Incorporated†«	143,642
2,750	LoJack Corporation†	10,505

168 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Electronic Equipment & Instruments (continued)
3,540	Mercury Computer Systems Incorporated†	$42,586
5,478	Methode Electronics Incorporated	49,740
2,415	MTS Systems Corporation	74,865
5,465	Newport Corporation†	61,973
2,739	OSI Systems Incorporated†	99,480
3,071	Park Electrochemical Corporation	80,890
6,013	Plexus Corporation†	176,482
3,598	Radisys Corporation†	33,893
2,354	Rogers Corporation†	74,104
3,976	ScanSource Incorporated†	110,294
3,497	Synnex Corporation†	98,406
6,174	Technitrol Incorporated«	27,227
6,435	TTM Technologies Incorporated†	62,999

		2,443,359

Internet Software & Services: 0.95%
3,753	Comscore Incorporated†	88,271
6,007	DealerTrack Holdings Incorporated†	102,600
5,362	Infospace Incorporated†	46,435
6,784	j2 Global Communications Incorporated†	161,391
2,556	Liquidity Services Incorporated†	40,902
4,475	Perficient Incorporated†	40,902
1,763	Stamps.com Incorporated†	22,919
4,510	The Knot Incorporated†	41,176
13,001	United Online Incorporated	74,366

		618,962

IT Services: 1.48%
4,511	CACI International Incorporated Class A†	204,168
10,336	Ciber Incorporated†	31,111
5,070	CSG Systems International Incorporated†«	92,426
2,182	Forrester Research Incorporated†	72,181
5,669	Heartland Payment Systems Incorporated«	86,282
2,615	Integral Systems Incorporated MD†	19,299
2,578	Maxmus Incorporated	158,753
1,177	NCI Incorporated†	22,269
1,772	StarTek Incorporated†	7,407
4,389	TeleTech Holdings Incorporated†	65,133
5,695	Wright Express Corporation†	203,368

		962,397

Semiconductors & Semiconductor Equipment: 4.95%
3,907	Actel Corporation†	62,317
5,729	Advanced Energy Industries Incorporated†	74,821
4,691	ATMI Incorporated†	69,708
9,739	Brooks Automation Incorporated†	65,349
3,469	Cabot Microelectronics Corporation†	111,632
3,528	Cohu Incorporated	44,418
4,397	Cymer Incorporated†	163,041
23,837	Cypress Semiconductor Corporation†	299,869
5,346	Diodes Incorporated†	91,363
3,475	DSP Group Incorporated†	24,325
6,580	Exar Corporation†	39,414
5,678	FEI Company†	111,118
3,632	Hittite Microwave Corporation†	173,065

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 169
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Semiconductors & Semiconductor Equipment (continued)
9,922	Kopin Corporation†	$35,223
10,483	Kulicke & Soffa Industries Incorporated†	64,890
7,515	Micrel Incorporated	74,098
12,366	Microsemi Corporation†	212,077
7,468	MKS Instruments Incorporated†	134,275
5,444	Monolithic Power Systems†	88,901
3,713	Pericom Semiconductor†	32,266
4,664	Rudolph Technologies Incorporated†	38,758
4,101	Sigma Designs Incorporated†	47,120
3,362	Standard Microsystems Corporation†	76,687
1,934	Supertex Incorporated†	42,780
7,478	Tessera Technologies Incorporated†	138,343
23,164	TriQuint Semiconductor Incorporated†	222,374
3,598	Ultratech Incorporated†	61,526
11,136	Varian Semiconductor Equipment Associates Incorporated†	320,494
6,084	Veeco Instruments Incorporated†«	212,149
4,000	Volterra Semiconductor Corporation†	86,080

		3,218,481

Software: 3.81%
6,520	Blackbaud Incorporated	156,741
6,428	CommVault Systems Incorporated†	167,321
6,723	Concur Technologies Incorporated†«	332,385
5,153	Ebix Incorporated†«	120,838
6,879	Epicor Software Corporation†	59,847
5,056	EPIQ Systems Incorporated	61,987
1,954	Interactive Intelligence Incorporated†	34,390
6,222	JDA Software Group Incorporated†	157,790
3,285	Manhattan Associates Incorporated†	96,415
1,308	MicroStrategy Incorporated Class A†	113,286
5,177	Netscout Systems Incorporated†	106,180
5,227	Phoenix Technologies Limited†	20,385
6,445	Progress Software Corporation†	213,330
4,799	Radiant Systems Incorporated†	82,063
4,488	Smith Micro Software Incorporated†	44,611
4,582	Sonic Solutions†«	52,143
4,128	Sourcefire Incorporated†	119,052
12,649	Take-Two Interactive Software Incorporated†«	128,261
5,956	Taleo Corporation Class A†	172,664
10,086	THQ Incorporated†	40,546
4,024	Tyler Technologies Incorporated†	81,124
6,321	Websense Incorporated†	112,135

		2,473,494

Materials: 4.11%

Chemicals: 1.81%
4,686	A. Schulman Incorporated	94,423
3,178	American Vanguard Corporation	19,640
3,739	Arch Chemicals Incorporated	131,202
4,215	Balchem Corporation	130,075
8,360	Calgon Carbon Corporation†	121,220
7,288	HB Fuller Company	144,813
2,417	LSB Industries Incorporated†	44,884
4,594	OM Group Incorporated†	138,371

170 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Chemicals (continued)
1,691	Penford Corporation†	$7,796
13,855	PolyOne Corporation†	167,507
1,675	Quaker Chemical Corporation	54,538
1,151	Stepan Company	68,036
3,233	Zep Incorporated	56,384

		1,178,889

Construction Materials: 0.49%
6,573	Eagle Materials Incorporated	155,780
8,996	Headwaters Incorporated†	32,386
4,137	Texas Industries Incorporated«	130,398

		318,564

Containers & Packaging: 0.07%
5,256	Myers Industries Incorporated	45,149

Metals & Mining: 0.91%
2,494	A.M. Castle & Company†	33,046
3,743	AMCOL International Corporation«	98,029
3,029	Brush Engineered Materials Incorporated†	86,145
8,420	Century Aluminum Company†	110,891
2,201	Kaiser Aluminum Corporation	94,181
1,362	Olympic Steel Incorporated	31,312
4,477	RTI International Metals Incorporated†	137,086

		590,690

Paper & Forest Products: 0.83%
5,857	Buckeye Technologies Incorporated	86,156
1,708	Clearwater Paper Corporation†	129,945
1,600	Deltic Timber Corporation	71,680
2,197	Neenah Paper Incorporated	33,394
2,733	Schweitzer Manduit International Incorporated	159,361
7,297	Wausau Paper Corporation†	60,492

		541,028

Telecommunication Services: 0.48%

Diversified Telecommunication Services: 0.28%
4,587	Cbeyond Incorporated†«	58,851
6,733	General Communication Incorporated Class A†	67,128
4,918	Neutral Tandem Incorporation†«	58,770

		184,749

Wireless Telecommunication Services: 0.20%
4,407	NTELOS Holdings Corporation	74,566
3,284	USA Mobility Incorporated	52,643

		127,209

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 171
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Utilities: 3.95%

Electric Utilities: 1.14%
4,620	ALLETE Incorporated	$168,307
1,862	Central Vermont Public Service	37,557
6,478	El Paso Electric Company†	154,047
7,111	UIL Holdings Corporation	200,246
5,408	UniSource Energy Corporation	180,789

		740,946

Gas Utilities: 2.00%
3,318	Laclede Group Incorporated	114,206
6,133	New Jersey Resources	240,536
3,955	Northwest Natural Gas Company	187,665
10,734	Piedmont Natural Gas Company«	311,286
4,446	South Jersey Industries Incorporated	219,944
6,764	Southwest Gas Corporation	227,203

		1,300,840

Multi-Utilities: 0.66%
8,240	Avista Corporation	172,051
2,355	CH Energy Group Incorporated	103,993
5,385	Northwestern Corporation	153,473

		429,517

Water Utilities: 0.15%
2,767	American States Water Company	99,003

Total Common Stocks (Cost $60,390,456)		63,308,820

Principal		Interest Rate	Maturity Date
Short-Term Investments: 15.51%

Corporate Bonds & Notes: 2.86%
$1,631,667	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	660,335
2,098,115	VFNC Corporation(v)±(a)(i)††	0.26	09/29/2011	1,195,926

				1,856,261

Shares		Yield
Investment Companies: 12.65%
479,420	Wells Fargo Advantage Money Market Trust(u)(l)	0.25		479,420
7,747,884	Wells Fargo Securities Lending Cash Investments LLC(v)(u)(l)	0.28		7,747,884

				8,227,304

Total Short-Term Investments (Cost $9,548,897)				10,083,565

172 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Principal	Security Name		Interest Rate	Maturity Date	Value
US Treasury Securities: 0.34%

US Treasury Bills: 0.34%
$220,000	US Treasury Bill#^		0.18%	11/04/2010	$219,965

Total US Treasury Securities (Cost $219,965)					219,965

Total Investments in Securities (Cost $70,159,318)*		113.20%			73,612,350

Other Assets and Liabilities, Net		(13.20)			(8,582,157)

Total Net Assets		100.00%			$65,030,193

(v)	Security represents investment of cash collateral received from securities on loan.

†	Non-income earning securities.

«	All or a portion of this security is on loan.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end. (l) Investment in an affiliate.

(l)	Investment in an affiliate.

#	Security pledged as collateral for futures transactions.

^	Zero coupon security. Rate represents yield to maturity.

*	Cost for federal income tax purposes is $80,734,554 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,895,169
Gross unrealized depreciation	(17,017,373)

Net unrealized depreciation	$(7,122,204)
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 173
SMALL COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Common Stocks: 93.30%

Consumer Discretionary: 16.33%

Auto Components: 1.72%
165,540	Gentex Corporation	$3,229,685
152,900	Modine Manufacturing Company†	1,983,113

		5,212,798

Diversified Consumer Services: 0.44%
64,140	Education Management Corporation«†	941,575
57,290	National American University	384,989

		1,326,564

Hotels, Restaurants & Leisure: 1.22%
32,620	Buffalo Wild Wings Incorporated†	1,562,172
56,260	WMS Industries Incorporated†	2,141,818

		3,703,990

Household Durables: 1.01%
62,410	Jarden Corporation	1,942,823
84,660	Libbey Incorporated†	1,114,972

		3,057,795

Internet & Catalog Retail: 0.95%
110,700	Shutterfly Incorporated†	2,877,093

Media: 0.93%
101,520	Arbitron Incorporated«	2,839,514

Multiline Retail: 0.80%
128,120	99 Cents Only Stores«†	2,418,906

Specialty Retail: 7.18%
280,250	Chico’s FAS Incorporated	2,948,230
111,250	Dick’s Sporting Goods Incorporated«†	3,119,450
128,480	Dress Barn Incorporated«†	3,051,400
255,840	Finish Line Incorporated Class A	3,558,734
61,310	rue21 Incorporated«†	1,582,411
310,520	Sonic Automotive Incorporated«†	3,052,412
93,080	Talbots Incorporated«†	1,219,348
111,400	Ulta Salon Cosmetics & Fragrance Incorporated«†	3,252,880

		21,784,865

Textiles, Apparel & Luxury Goods: 2.08%
136,510	Hanesbrands Incorporated†	3,530,149
54,660	Warnaco Group Incorporated†	2,794,766

		6,324,915

Consumer Staples: 3.16%

Food & Staples Retailing: 1.10%
100,410	United Natural Foods Incorporated†	3,327,587

Food Products: 1.10%
81,540	Diamond Foods Incorporated«	3,342,325

Personal Products: 0.96%
145,380	Elizabeth Arden Incorporated†	2,906,146

174 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Energy: 5.60%

Energy Equipment & Services: 1.97%
95,110	Complete Production Services Incorporated†	$1,945,000
83,310	Matrix Service Company†	728,963
123,550	Superior Energy Services Incorporated†	3,297,550

		5,971,513

Oil, Gas & Consumable Fuels: 3.63%
33,080	Concho Resources Incorporated†	2,188,904
222,180	Gulfport Energy Corporation†	3,074,971
123,200	Oasis Petroleum Incorporated†	2,386,384
143,020	Rosetta Resources Incorporated«†	3,359,540

		11,009,799

Financials: 6.89%

Capital Markets: 1.17%
123,950	Evercore Partners Incorporated Class A	3,546,210

Commercial Banks: 2.68%
78,040	FirstMerit Corporation	1,429,693
53,990	Signature Bank«†	2,096,972
57,150	SVB Financial Group†	2,418,588
67,870	Wintrust Financial Corporation	2,199,667

		8,144,920

Diversified Financial Services: 0.56%
93,950	Encore Capital Group Incorporated†	1,692,979

Insurance: 0.82%
94,200	Validus Holdings Limited	2,483,112

Real Estate Investment Trust: 0.70%
113,400	Chatham Lodging Trust	2,110,374

Real Estate Management & Development: 0.96%
93,730	Altisource Portfolio Solutions†	2,918,752

Health Care: 15.46%

Biotechnology: 3.08%
108,870	Alnylam Pharmaceuticals Incorporated«†	1,336,924
125,330	Amarin Corporation plc ADR«†	323,351
107,930	Crucell NV ADR†	3,589,752
137,140	ISIS Pharmaceuticals Incorporated«†	1,151,976
127,810	Seattle Genetics Incorporated«†	1,984,889
143,900	Vanda Pharmaceuticals Incorporated«†	961,252

		9,348,144

Health Care Equipment & Supplies: 6.99%
115,340	Alere Incorporated«†	3,567,466
160,190	American Medical Systems Holdings Incorporated«†	3,136,520
269,460	DexCom Incorporated«†	3,562,261
320,231	Endologix Incorporated«†	1,460,253
25,930	Gen-Probe Incorporated†	1,256,568

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 175
SMALL COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Health Care Equipment & Supplies (continued)
10,480	Heartware International Incorporated†	$720,600
86,545	SonoSite Incorporated«†	2,900,123
299,540	Spectranetics Corporation†	1,623,507
92,540	Zoll Medical Corporation«†	2,986,266

		21,213,564

Health Care Providers & Services: 2.67%
214,470	Accretive Health Incorporated«†	2,322,710
39,458	Catalyst Health Solutions Incorporated†	1,389,316
149,500	Hanger Orthopedic Group Incorporated†	2,173,730
95,060	LHC Group Incorporated«†	2,204,441

		8,090,197

Health Care Technology: 1.19%
188,000	Medidata Solutions Incorporated†	3,609,600

Pharmaceuticals: 1.53%
219,025	Inspire Pharmaceuticals Incorporated†	1,303,199
225,830	Nektar Therapeutics«†	3,335,509

		4,638,708

Industrials: 16.20%

Aerospace & Defense: 0.59%
71,900	Applied Signal Technology Incorporated	1,788,872

Air Freight & Logistics: 1.04%
107,610	Hub Group Incorporated Class A†	3,148,669

Airlines: 0.68%
49,000	Allegiant Travel Company«	2,073,680

Building Products: 1.01%
73,620	Armstrong World Industries Incorporated†	3,055,966

Commercial Services & Supplies: 2.78%
69,281	Copart Incorporated†	2,284,195
113,890	Higher One«†	1,878,046
114,360	Korn/Ferry International†	1,891,514
396,210	SFN Group Incorporated†	2,381,222

		8,434,977

Construction & Engineering: 0.67%
164,090	Orion Marine Group Incorporated†	2,036,357

Electrical Equipment: 1.91%
58,250	Baldor Electric Company	2,353,300
174,060	Sensata Technologies Holdings NV†	3,439,426

		5,792,726

Machinery: 3.01%
214,970	Briggs & Stratton Corporation«	4,086,580
112,380	Columbus McKinnon Corporation†	1,864,384
393,310	Wabash National Corporation†	3,181,878

		9,132,842

176 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Marine: 0.38%
41,980	American Commercial Lines Incorporated«†	$1,170,402

Road & Rail: 3.44%
44,940	Con-way Incorporated	1,392,691
56,550	Genesee & Wyoming Incorporated†	2,453,705
175,670	Heartland Express Incorporated«	2,612,213
195,360	Hertz Global Holdings Incorporated«†	2,068,862
92,770	Werner Enterprises Incorporated«	1,900,857

		10,428,328

Trading Companies & Distributors: 0.69%
38,550	MSC Industrial Direct Company	2,083,242

Information Technology: 24.55%

Communications Equipment: 3.84%
104,410	Aruba Networks Incorporated«†	2,228,109
281,198	Infinera Corporation«†	3,281,581
65,470	Riverbed Technology Incorporated†	2,984,123
77,140	Viasat Incorporated«†	3,171,225

		11,665,038

Computers & Peripherals: 0.71%
80,300	Netezza Corporation†	2,164,085

Electronic Equipment & Instruments: 2.35%
122,760	OSI Systems Incorporated†	4,458,643
105,340	Rofin-Sinar Technologies Incorporated†	2,673,529

		7,132,172

Internet Software & Services: 1.80%
360,200	Art Technology Group Incorporated†	1,487,626
6,500	SouFun Holdings Limited ADR«†	423,670
191,370	Vocus Incorporated†	3,536,518

		5,447,814

IT Services: 0.72%
128,130	TNS Incorporated†	2,171,804

Semiconductors & Semiconductor Equipment: 5.09%
468,080	Atmel Corporation«†	3,725,917
157,860	Micrel Incorporated«	1,556,500
123,750	Microsemi Corporation†	2,122,313
69,620	NetLogic Microsystems Incorporated«†	1,920,120
223,150	PMC-Sierra Incorporated†	1,642,384
137,550	Tessera Technologies Incorporated†	2,544,675
67,480	Varian Semiconductor Equipment Associates Incorporated†	1,942,074

		15,453,983

Software: 10.04%
150,540	Bottomline Technologies Incorporated†	2,312,294
451,180	Cadence Design Systems Incorporated†	3,442,503
70,520	CommVault Systems Incorporated†	1,835,636
53,962	Concur Technologies Incorporated«†	2,667,881

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 177
SMALL COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Software (continued)
225,100	Parametric Technology Corporation†	$4,398,454
33,650	Realpage Incorporated«†	642,042
97,880	Rovi Corporation«†	4,934,131
92,610	Solarwinds Incorporated†	1,598,449
76,580	Sourcefire Incorporated«†	2,208,567
180,930	SuccessFactors Incorporated«†	4,543,152
48,230	Ultimate Software Group Incorporated«†	1,863,607

		30,446,716

Materials: 5.11%

Chemicals: 2.33%
135,240	Calgon Carbon Corporation«†	1,960,980
149,110	Olin Corporation	3,006,058
97,250	STR Holdings Incorporated«†	2,094,765

		7,061,803

Metals & Mining: 1.53%
72,970	Metals USA Holdings Corporation†	947,151
116,490	Steel Dynamics Incorporated	1,643,674
191,000	Thompson Creek Metals Company Incorporated†	2,058,980

		4,649,805

Paper & Forest Products: 1.25%
181,580	Kapstone Paper and Packaging Corporation†	2,204,381
27,500	Schweitzer Manduit International Incorporated	1,603,525

		3,807,906

Total Common Stocks (Cost $233,968,712)		283,047,557

Principal		Interest Rate	Maturity Date
Short-Term Investments: 30.48%

Corporate Bonds & Notes: 0.81%
$2,163,711	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	875,654
2,782,256	VFNC Corporation(v)††±(a)(i)	0.26	09/29/2011	1,585,886

				2,461,540

Shares		Yield
Investment Companies: 29.67%
12,733,370	Wells Fargo Advantage Money Market Trust(l)(u)	0.25	12,733,370
77,276,353	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	77,276,353

			90,009,723

Total Short-Term Investments (Cost $91,762,253)			92,471,263

Total Investments in Securities (Cost $325,730,965)*		123.78%	375,518,820

Other Assets and Liabilities, Net		(23.78)	(72,151,927)

Total Net Assets		100.00%	$303,366,893

178 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL COMPANY GROWTH PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $ 331,847,243 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$58,846,185
Gross unrealized depreciation	(15,174,608)

Net unrealized appreciation	$43,671,577
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 179
SMALL COMPANY VALUE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.39%

Consumer Discretionary: 14.67%

Auto Components: 0.87%

71,140	Cooper Tire & Rubber Company«	$1,396,478

Hotels, Restaurants & Leisure: 2.22%

75,920	Gaylord Entertainment Company«†	2,315,560
51,250	International Speedway Corporation Class A	1,250,500

		3,566,060

Household Durables: 0.88%

76,240	American Greetings Corporation Class A	1,417,302

Leisure Equipment & Products: 1.72%
178,230	Callaway Golf Company«	1,247,610
72,160	RC2 Corporation†	1,511,752

		2,759,362

Media: 1.32%
131,750	Cinemark Holdings Incorporated	2,121,175

Specialty Retail: 5.58%
102,050	Asbury Automotive Group Incorporated†	1,435,844
78,150	Cabela’s Incorporated«†	1,483,287
28,950	Children’s Place Retail Stores Incorporated«†	1,411,892
56,210	DSW Incorporated Class A«†	1,613,227
55,300	Genesco Incorporated«†	1,652,364
61,070	Rent-A-Center Incorporated«	1,366,747

		8,963,361

Textiles, Apparel & Luxury Goods: 2.08%
66,440	Hanesbrands Incorporated†	1,718,138
84,610	Volcom Incorporated«†	1,617,743

		3,335,881

Consumer Staples: 2.30%

Beverages: 0.64%
46,340	Central European Distribution Corporation«†	1,034,309

Food Products: 1.66%
33,930	Corn Products International Incorporated	1,272,375
65,120	Lance Incorporated	1,387,056

		2,659,431

Energy: 6.41%

Energy Equipment & Services: 4.00%
299,540	Global Industries Limited«†	1,638,484
152,550	Helix Energy Solutions Group Incorporated«†	1,699,407
179,420	Key Energy Services Incorporated«†	1,706,284
37,110	Unit Corporation«†	1,383,832

		6,428,007

Oil, Gas & Consumable Fuels: 2.41%
66,120	Berry Petroleum Company Class A«	2,097,988
61,360	Holly Corporation«	1,764,100

		3,862,088

180 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL COMPANY VALUE PORTFOLIO

Shares	Security Name	Value
Financials: 27.87%

Capital Markets: 1.92%
151,520	Apollo Investment Corporation«	$1,550,050
33,200	Stifel Financial Corporation«†	1,536,828

		3,086,878

Commercial Banks: 8.76%
117,370	Associated Banc-Corporation«	1,548,110
45,300	Bank of the Ozarks Incorporated«	1,680,177
72,250	Cardinal Financial Corporation	694,323
102,170	East West Bancorp Incorporated	1,663,328
91,690	MB Financial Incorporated«	1,487,212
82,450	Pacwest Bancorp«	1,571,497
86,610	Pinnacle Financial Partners Incorporated«†	795,946
38,990	SVB Financial Group«†	1,650,057
127,520	Umpqua Holdings Corporation«	1,446,077
47,360	Wintrust Financial Corporation	1,534,938

		14,071,665

Diversified Financial Services: 1.07%
26,540	Portfolio Recovery Associates Incorporated†	1,715,811

Insurance: 4.01%
43,611	Argo Group International Holdings Limited	1,515,046
98,000	Selective Insurance Group Incorporated	1,596,420
32,570	The Navigators Group Incorporated«†	1,453,599
88,390	United Fire & Casualty Company	1,874,752

		6,439,817

Real Estate Investment Trusts: 10.19%
49,430	American Campus Communities	1,504,649
108,560	BioMed Realty Trust Incorporated«	1,945,395
44,720	Corporate Office Properties Trust«	1,668,503
181,500	Cousins Properties Incorporated	1,295,910
66,110	DuPont Fabros Technology Incorporation«	1,662,667
112,450	First Potomac Realty Trust	1,686,750
97,260	LaSalle Hotel Properties	2,274,911
110,150	Redwood Trust Incorporated	1,592,769
37,900	Sovran Self Storage Incorporated«	1,436,410
141,814	Sunstone Hotel Investors Incorporated«†	1,286,253

		16,354,217

Thrifts & Mortgage Finance: 1.92%
132,620	Northwest Bancshares Incorporated	1,484,018
105,020	Washington Federal Incorporated	1,602,605

		3,086,623

Health Care: 6.89%

Biotechnology: 0.78%
54,850	Talecris Biotherapeutics Holdings Corporation†	1,254,968

Health Care Providers & Services: 6.11%
31,270	AMERIGROUP Corporation«†	1,328,037
65,490	Gentiva Health Services Incorporated†	1,430,957
127,010	Healthways Incorporated«†	1,478,396

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 181
SMALL COMPANY VALUE PORTFOLIO

Shares	Security Name	Value
Health Care Providers & Services (continued)
88,890	RehabCare Group Incorporated†	$1,797,356
230,030	Sun Healthcare Group Incorporated†	1,948,354
63,070	WellCare Health Plans Incorporated†	1,826,507

		9,809,607

Industrials: 15.88%

Aerospace & Defense: 0.80%
64,190	Spirit AeroSystems Holdings Incorporated«†	1,279,307

Air Freight & Logistics: 1.51%
48,230	Atlas Air Worldwide Holdings Incorporated«†	2,425,969

Airlines: 1.48%
323,180	AirTran Holdings Incorporated«†	2,375,373

Construction & Engineering: 1.97%
289,110	Great Lakes Dredge & Dock Company«	1,679,729
73,840	Tutor Prini Corporation†	1,483,446

		3,163,175

Electrical Equipment: 1.02%
105,370	GrafTech International Limited«†	1,646,933

Machinery: 5.20%
98,590	Altra Holdings Incorporated†	1,452,231
106,090	Chart Industries Incorporated†	2,159,992
113,360	Douglas Dynamics Incorporated	1,399,996
310,700	Federal Signal Corporation	1,674,673
122,890	Titan International Incorporated«	1,667,617

		8,354,509

Road & Rail: 1.17%
80,750	Marten Transport Limited	1,871,785

Trading Companies & Distributors: 2.73%
165,490	Aircastle Limited	1,403,355
55,350	GATX Corporation«	1,622,862
55,780	TAL International Group Incorporated	1,350,992

		4,377,209

Information Technology: 11.80%

Communications Equipment: 3.41%
40,440	Black Box Corporation	1,296,506
71,760	Comtech Telecommunications Corporation«	1,962,636
139,610	Emulex Corporation†	1,457,528
123,200	Mitel Networks Corporation†	761,376

		5,478,046

Electronic Equipment & Instruments: 2.00%
63,670	Synnex Corporation«†	1,791,674
145,510	TTM Technologies Incorporated«†	1,424,543

		3,216,217

182 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL COMPANY VALUE PORTFOLIO

Shares	Security Name	Value
Internet Software & Services: 1.12%
197,080	EarthLink Incorporated	$1,791,457

IT Services: 1.25%
44,320	CACI International Incorporated Class A«†	2,005,923

Semiconductors & Semiconductor Equipment: 2.77%
172,930	Fairchild Semiconductor International Incorporated«†	1,625,542
460,290	RF Micro Devices Incorporated«†	2,826,181

		4,451,723

Software: 1.25%
23,140	MicroStrategy Incorporated Class A†	2,004,155

Materials: 6.30%

Chemicals: 3.36%
34,040	Cytec Industries Incorporated	1,919,175
80,460	Olin Corporation	1,622,074
58,980	Rockwood Holdings Incorporated«†	1,856,101

		5,397,350

Containers & Packaging: 1.12%
96,460	Temple-Inland Incorporated	1,799,944

Metals & Mining: 1.82%
80,850	A.M. Castle & Company†	1,071,263
60,260	RTI International Metals Incorporated«†	1,845,161

		2,916,424

Telecommunication Services: 2.31%

Diversified Telecommunication Services: 2.31%
515,950	Cincinnati Bell Incorporated«†	1,377,587
273,180	Iradium Communications Incorporated«†	2,332,957

		3,710,544

Utilities: 2.96%

Electric Utilities: 2.96%
103,230	Great Plains Energy Incorporated	1,951,047
100,410	Portland General Electric Company	2,036,315
34,520	Unitil Corporation	757,709

		4,745,071

Total Common Stocks (Cost $121,454,001)		156,374,154

Principal		Interest Rate	Maturity Date
Short-Term Investments: 34.98%

Corporate Bonds & Notes: 1.07%
$1,514,828	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	613,051
1,947,876	VFNC Corporation††±(a)(i)(v)	0.26	09/29/2011	1,110,289

				1,723,340

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 183
SMALL COMPANY VALUE PORTFOLIO

Shares	Security Name	Yield	Value
Investment Companies: 33.91%
3,474,395	Wells Fargo Advantage Money Market Trust(l)(u)	0.25%	$3,474,395
50,968,551	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	50,968,551

			54,442,946

Total Short-Term Investments (Cost $55,669,904)			56,166,286

Total Investments in Securities
(Cost $177,123,905)*		132.37%	212,540,440

Other Assets and Liabilities, Net		(32.37)	(51,977,897)

Total Net Assets		100.00%	$160,562,543

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $202,351,039 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$39,000,278
Gross unrealized depreciation	(28,810,877)

Net unrealized appreciation	$10,189,401
The accompanying notes are an integral part of these financial statements.

184 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 96.57%

Consumer Discretionary: 10.45%

Auto Components: 0.90%
12,400	Exide Technologies†	$59,396
9,925	Gentex Corporation	193,637
17,101	Modine Manufacturing Company†	221,800
12,500	Spartan Motors Incorporated	58,000

		532,833

Distributors: 0.16%
4,500	LKQ Corporation†	93,600

Diversified Consumer Services: 0.60%
25,727	Cambium Learning Group Incorporated†	82,326
2,500	Coinstar Incorporated†	107,475
3,000	Learning Tree International Incorporated	30,360
7,000	Regis Corporation	133,910
58,950	Voyager Expanded Learning Corporation(a)	0

		354,071

Hotels, Restaurants & Leisure: 1.16%
2,500	CEC Entertainment Incorporated†	85,825
81,355	Century Casinos Incorporated†	168,405
55,478	Empire Resorts Incorporated	61,581
3,500	International Speedway Corporation Class A	85,400
7,000	McCormick & Schmick’s Seafood Incorporated†	54,460
9,200	Morton’s Restaurant Group Incorporated†	44,988
4,700	O’Charleys Incorporated†	33,793
33,800	Wendy’s Arby’s Group Incorporated	153,114

		687,566

Household Durables: 2.99%
4,500	American Greetings Corporation Class A	83,655
7,333	Blyth Incorporated	302,413
10,296	Cavco Industries Incorporated†	369,729
11,300	Furniture Brands International Incorporated†	60,794
7,100	Helen of Troy Limited†	179,559
3,621	Jarden Corporation	112,722
2,920	KB Home Incorporated	33,084
12,000	Kid Brands Incorporated†	103,200
14,905	Nobility Homes Incorporated	140,256
39,783	Palm Harbor Homes Incorporated†	63,255
12,436	Skyline Corporation	251,953
3,000	Universal Electronics Incorporated†	62,550

		1,763,170

Leisure Equipment & Products: 0.46%
4,000	Jakks Pacific Incorporated†	70,560
18,700	LeapFrog Enterprises Incorporated†	102,476
4,700	RC2 Corporation†	98,465

		271,501

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 185
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Media: 0.55%
3,200	Ascent Media Corporation†	$85,472
4,300	MDC Partners Incorporated	57,491
33,380	Outdoor Channel Holdings Incorporated†	184,591

		327,554

Specialty Retail: 2.33%
1,100	Children’s Place Retail Stores Incorporated†	53,647
1,800	Citi Trends Incorporated†	43,578
14,395	Collective Brands Incorporated†	232,335
4,200	Destination Maternity Corporation†	138,264
5,832	Midas Incorporated†	44,382
9,305	Monro Muffler Brake Incorporated	429,054
18,800	Office Depot Incorporated†	86,480
2,850	Shoe Carnival Incorporated†	57,627
1,500	Stage Stores Incorporated	19,500
5,000	The Cato Corporation Class A	133,800
2,420	Vitamin Shoppe Incorporated†	66,429
19,800	Wet Seal Incorporated Class A†	67,122

		1,372,218

Textiles, Apparel & Luxury Goods: 1.30%
1,000	Columbia Sportswear Company	58,440
1,700	Deckers Outdoor Corporation†	84,932
18,900	Kenneth Cole Productions Incorporated Class A†	315,063
19,582	Liz Claiborne Incorporated†	119,059
2,850	Maidenform Brands Incorporated†	82,223
5,000	Rocky Brands Incorporated†	38,100
800	Skechers U.S.A. Incorporated Class A†	18,792
2,000	Weyco Group Incorporated	48,440

		765,049

Consumer Staples: 2.59%

Food & Staples Retailing: 0.44%
36,700	Winn-Dixie Stores Incorporated†	261,671

Food Products: 0.39%
12,325	Del Monte Foods Company	161,581
12,200	Smart Balance Incorporated†	47,336
3,600	SunOpta Incorporated†	21,924

		230,841

Household Products: 0.68%
4,900	Spectrum Brands Holdings Incorporated†	133,182
7,100	WD-40 Company	269,942

		403,124

Personal Products: 1.08%
6,504	Elizabeth Arden Incorporated†	130,015
50,946	Prestige Brands Holdings Incorporated†	503,856

		633,871

Energy:12.77%

Energy Equipment & Services: 5.93%
2,500	Atwood Oceanics Incorporated†	76,125
4,500	Basic Energy Services Incorporated†	38,340

186 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Energy Equipment & Services (continued)
25,300	Cal Dive International Incorporated†	$138,391
9,000	Complete Production Services Incorporated†	184,050
13,912	Exterran Holdings Incorporated†	315,942
62,019	Global Industries Limited†	339,244
19,700	Helix Energy Solutions Group Incorporated†	219,458
4,685	Helmerich & Payne Incorporated	189,555
2,700	Hornbeck Offshore†	52,623
36,500	ION Geophysical Corporation†	187,610
18,910	Key Energy Services Incorporated†	179,834
21,068	Matrix Service Company†	184,345
2,100	McDermott International Incorporated†	31,038
68,525	Newpark Resources Incorporated†	575,610
3,645	Oceaneering International Incorporated†	196,320
5,040	PHI Incorporated (non-voting)†	81,547
2,212	PHI Incorporated (voting)†	34,706
3,150	Pride International Incorporated†	92,705
4,000	Superior Energy Services Incorporated†	106,760
2,000	Unit Corporation†	74,580
22,039	Willbros Group Incorporated†	202,098

		3,500,881

Oil, Gas & Consumable Fuels: 6.84%
6,400	Atlas Pipeline Partners LP	112,256
1,800	Comstock Resources Incorporated†	40,482
12,600	Crimson Exploration Incorporated†	35,910
5,200	Delek US Holdings Incorporated	37,232
8,090	El Paso Corporation	100,154
400	Enbridge Energy Partners LP	22,368
5,375	Forest Oil Corporation†	159,638
26,664	InterOil Corporation†	1,824,884
47,944	McMoRan Exploration Company†	825,116
13,000	Range Resources Corporation	495,690
2,168	Rex Energy Corporated†	27,750
13,855	SandRidge Energy Incorporated†	78,696
10,800	Stone Energy Corporation†	159,084
29,050	Warren Resources Incorporated†	115,329

		4,034,589

Financials: 25.54%

Capital Markets: 0.69%
5,400	Alliance Bernstein Holding LP	142,614
3,963	HFF Incorporated Class A†	36,777
33,458	MCG Capital Corporation	195,395
4,500	TradeStation Group Incorporated†	29,610

		404,396

Commercial Banks: 6.38%
15,060	1st United Bancorp Incorporated†	96,836
8,347	Bancorp Incorporated†	55,841
1,500	Bank of the Ozarks Incorporated	55,635
13,000	Boston Private Financial Holdings Incorporated	85,020
47,271	CapitalSource Incorporated	252,427
1,300	Cathay General Bancorporation	15,457
15,326	Center Financial Corporation†	78,009

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 187
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Commercial Banks (continued)
3,490	City National Corporation	$185,214
8,100	Columbia Banking System Incorporated	159,165
3,500	East West Bancorp Incorporated	56,980
9,400	First Busey Corporation	42,770
9,469	First Horizon National Corporation†	108,045
9,700	First Midwest Bancorp Incorporated	111,841
30,928	First Security Group Incorporated	34,639
28,500	Glacier Bancorp Incorporated	416,100
3,800	Great Southern Bancorp Incorporation	82,726
3,750	Hancock Holding Company	112,763
1,000	Hudson Valley Holding Corporation	19,520
5,470	IBERIABANK Corporation	273,391
1,900	NBT Bancorp Incorporated	41,933
1,800	Northrim BanCorp Incorporated	29,880
5,500	Pacific Continental Corporation	49,775
25,799	Pacific Premier Bancorp Incorporated†	117,127
6,300	Pacwest Bancorp	120,078
7,820	Park Sterling Bank†	47,311
18,500	Popular Incorporated†	53,650
7,345	Sterling Bancorp	63,828
4,500	Sterling Bancshares Incorporated	24,165
17,400	Synovus Financial Corporation	42,804
3,000	TCF Financial Corporation	48,570
5,500	Texas Capital Bancshares Incorporated†	94,985
7,300	UMB Financial Corporation	259,223
6,000	United Community Banks Incorporated†	13,440
4,706	Univest Corporation of Pennsylvania	82,167
5,380	Washington Banking Company	74,567
7,500	Western Alliance Bancorp†	50,250
6,680	Western Liberty Bancorp†	40,013
21,205	Whitney Holding Corporation	173,245
10,695	Wilmington Trust Corporation	96,041

		3,765,431

Consumer Finance: 0.16%
6,300	Cardtronics Incorporated†	97,209

Diversified Financial Services: 0.69%
76,092	Asset Acceptance Capital Corporation†	408,614

Insurance: 4.34%
9,500	American Equity Investment Life Holding Company	97,280
2,350	Amerisafe Incorporated†	44,133
12,020	Argo Group International Holdings Limited	417,575
20,787	Brown & Brown Incorporated	419,690
5,300	Delphi Financial Group Incorporated Class A	132,447
8,000	Donegal Group Incorporated Class A	104,560
1,700	EMC Insurance Group Incorporated	36,244
9,500	Hallmark Financial Services Incorporated†	83,030
36,770	Hilltop Holdings Incorporated†	352,257
13,282	Meadowbrook Insurance Group Incorporated	119,140
4,955	Mercury General Corporation	202,511
7,000	OneBeacon Insurance Group Limited	100,030
2,000	Seabright Insurance Holdings	16,120
9,400	State Auto Financial Corporation	142,974
25,718	Stewart Information Services Corporation	291,128

		2,559,119

188 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Real Estate Investment Trusts: 8.19%
5,300	Agree Realty Corporation	$133,825
22,600	Annaly Capital Management Incorporated	397,760
76,572	Anworth Mortgage Asset Corporation	545,958
3,500	Apartment Investment & Management Company Class A	74,830
32,585	Capstead Mortgage Corporation	354,199
6,600	Cedar Shopping Centers Incorporated	40,128
271,256	Chimera Investment Corporation	1,071,461
3,000	Colonial Properties Trust	48,570
3,000	Franklin Street Properties Corporation	37,260
9,900	Glimcher Realty Trust	60,885
7,955	Hatteras Financial Corporation	226,479
6,000	LaSalle Hotel Properties	145,560
30,383	Lexington Corporate Properties Trust	217,542
11,900	Medical Properties Trust Incorporated	120,666
61,490	MFA Mortgage Investments Incorporated	469,169
107,455	Origen Financial Incorporated†	195,568
900	RAIT Financial Trust	15,390
16,200	RAIT Investment Trust†	26,730
3,600	Rayonier Incorporated	180,432
7,175	Redwood Trust Incorporated	103,751
4,500	U-Store-It Trust	37,575
30,599	UMH Properties Incorporated	328,633

		4,832,371

Real Estate Management & Development: 0.69%
19,404	Forestar Real Estate Group Incorporated†	330,838
21,508	Thomas Properties Group Incorporated	76,784
		407,622

Thrifts & Mortgage Finance: 1.40%
5,000	Abington Bancorp Incorporated	52,700
6,500	Astoria Financial Corporation	88,595
12,300	Brookline Bancorp Incorporated	122,754
5,875	First Niagara Financial Group Incorporated	68,444
12,100	New York Community Bancorp Incorporated	196,625
2,615	Northwest Bancshares Incorporated	29,262
17,650	Washington Federal Incorporated	269,339

		827,719

Health Care: 6.77%

Biotechnology: 0.16%
800	Cephalon Incorporated†	49,952
8,065	Infinity Pharmaceuticals Incorporated†	44,438

		94,390

Health Care Equipment & Supplies: 1.33%
43,124	Allied Healthcare Products Incorporated†	178,102
4,000	Cantel Industries	64,800
16,300	Cardiac Science Corporation†	29,340
1,700	ICU Medical Incorporated†	63,393
46,180	Orasure Technologies Incorporated†	187,029
3,700	Palomar Medical Technologies Incorporated†	38,221
6,900	Zoll Medical Corporation†	222,663

		783,548

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 189
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Health Care Providers & Services: 3.28%
16,000	Allied Healthcare International Incorporated†	$40,000
5,600	American Dental Partners Incorporated†	67,536
1,221	Assisted Living Concepts Incorporated†	37,167
20,000	BioScrip Incorporated†	103,200
15,407	Cross Country Healthcare Incorporated†	110,776
4,900	Emeritus Corporation†	83,594
18,350	Ensign Group Incorporated	329,383
10,000	Five Star Quality Care Incorporated†	50,500
8,015	Gentiva Health Services Incorporated†	175,128
4,700	Hanger Orthopedic Group Incorporated†	68,338
4,740	HealthSouth Rehabilitation Corporation†	91,008
249,900	Hooper Holmes Incorporated†	174,930
8,700	LHC Group Incorporated†	201,753
5,107	Novamed Incorporated†	49,487
3,300	Omnicare Incorporated	78,804
2,200	Owens & Minor Incorporated	62,612
5,700	Pharmerica Corporation†	54,321
7,950	RehabCare Group Incorporated†	160,749

		1,939,286

Health Care Technology: 0.10%
3,000	Medidata Solutions Incorporated†	57,600

Life Sciences Tools & Services: 1.90%
17,940	Accelrys Incorporated†	124,862
10,320	MDS Incorporated†	104,232
15,600	PerkinElmer Incorporated	360,984
8,152	Seracare Life Sciences Incorporated†	29,836
7,100	Waters Corporation†	502,538

		1,122,452

Industrials: 15.38%

Aerospace & Defense: 0.73%
500	Ducommun Incorporated	10,890
20,125	Herley Industries Incorporated†	332,063
8,000	Kratos Defense & Security Solutions Incorporated†	85,200

		428,153

Air Freight & Logistics: 0.21%
8,000	Dynamex Incorporated†	122,000

Airlines: 0.38%
33,360	JetBlue Airways Corporation†	223,178

Building Products: 0.42%
29,686	Patrick Industries Incorporated†	63,825
10,800	Quanex Building Products Corporation	186,516

		250,341

Commercial Services & Supplies: 6.25%
14,809	ABM Industries Incorporated	319,726
30,185	ACCO Brands Corporation†	173,564

190 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Commercial Services & Supplies (continued)
3,500	Administaff Incorporated	$94,255
19,000	APAC Customer Services Incorporated†	107,540
6,700	Barrett Business Services Incorporated	101,773
7,800	Clean Harbors Incorporated†	528,450
3,000	Covanta Holding Corporation	47,250
23,700	CRA International Incorporated†	427,785
6,000	Ennis Incorporated	107,340
21,429	GEO Group Incorporated†	500,367
12,716	Healthcare Services Group	289,798
111,430	Hill International Incorporated†	499,206
4,000	HNI Corporation	115,040
4,800	Kimball International Incorporated Class B	27,984
6,200	Multi-Color Corporation	95,480
10,775	Newalta Incorporated	94,227
4,000	Rollins Incorporated	93,520
1,500	Standard Parking Corporation†	25,650
2,900	Sykes Enterprises Incorporated†	39,382

		3,688,337

Construction & Engineering: 2.25%
8,455	Chicago Bridge & Iron Company NV†	206,725
1,600	Foster Wheeler AG†	39,136
1,000	Granite Construction Incorporated	22,740
5,300	Insituform Technologies Incorporated Class A†	128,154
18,100	Integrated Electrical Services Incorporated†	68,237
9,990	MYR Group Incorporated†	163,736
35,971	Primoris Services Corporation	235,250
17,693	Sterling Construction Company Incorporated†	219,039
12,275	Tutor Prini Corporation†	246,605

		1,329,622

Electrical Equipment: 0.91%
3,000	Belden CDT Incorporated	79,140
29,430	GrafTech International Limited†	459,991

		539,131

Industrial Conglomerates: 0.10%
2,400	Standex International Corporation	58,056

Machinery: 2.55%
7,115	Actuant Corporation Class A	163,360
8,900	Altra Holdings Incorporated†	131,097
4,200	Barnes Group Incorporated	73,878
6,650	Blount International Incorporated†	84,655
6,500	Columbus McKinnon Corporation†	107,835
9,450	Douglas Dynamics Incorporated	116,708
5,200	Federal Signal Corporation	28,028
2,400	Gardner Denver Incorporated	128,832
956	Kadant Incorporated†	18,078
9,300	Kennametal Incorporated	287,649
4,600	Mueller Industries Incorporated	121,854
9,700	NN Incorporated†	80,025
1,850	Tennant Company	57,165
2,200	Wabtec Corporation	105,138

		1,504,302

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 191
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Marine: 0.02%
3,000	Horizon Lines Incorporated	$12,600

Road & Rail: 0.35%
8,100	Arkansas Best Corporation	196,263
28,920	YRC Worldwide Incorporated†	7,230
		203,493

Trading Companies & Distributors: 1.21%
8,600	CAI International Incorporated†	130,462
3,000	GATX Corporation	87,960
6,088	Houston Wire & Cable Company	61,063
4,000	Interline Brands Incorporated†	72,160
9,800	Kaman Corporation Class A	256,858
10,661	Willis Lease Finance Corporation†	107,783

		716,286

Information Technology: 14.78%

Communications Equipment: 1.87%
29,255	Brocade Communications Systems Incorporated†	170,849
55,280	China GrenTech Corporation Limited ADR†	124,380
254,169	MRV Communications Incorporated†	345,670
216,455	Sandvine Corporation†	384,641
10,500	Tellabs Incorporated	78,225

		1,103,765

Computers & Peripherals: 2.84%
17,700	ADPT Corporation†	52,215
26,260	Cray Incorporated†	173,316
2,200	Diebold Incorporated	68,398
7,700	Imation Corporation†	71,841
76,830	Intermec Incorporated†	941,936
8,000	Intevac Incorporated†	80,080
134,900	Quantum Corporation†	285,988

		1,673,774

Electronic Equipment & Instruments: 4.09%
3,100	Avnet Incorporated†	83,731
6,883	Coherent Incorporated†	275,389
15,200	CTS Corporation	146,224
950	Gerber Scientific Incorporated†	5,862
24,000	Molex Incorporated Class A	419,520
26,200	Newport Corporation†	297,108
7,855	OSI Systems Incorporated†	285,294
5,800	PC Mall Incorporated†	37,004
49,905	Power One Incorporated†	453,636
17,186	Richardson Electronics Limited	180,453
51,682	Technitrol Incorporated	227,918

		2,412,139

Internet Software & Services: 0.62%
4,000	Monster Worldwide Incorporated†	51,840
44,840	RealNetworks Incorporated†	146,178
31,000	Web.com Group Incorporated†	170,500

		368,518

192 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
IT Services: 1.58%
5,300	Computer Task Group Incorporated†	$40,492
28,300	Convergys Corporation†	295,735
27,000	Hackett Group Incorporated†	111,510
20,500	Lionbridge Technologies Incorporated†	88,150
71,475	Tier Technologies Incorporated Class B†	395,972

		931,859

Semiconductors & Semiconductor Equipment: 2.56%
40,200	ATMI Incorporated†	597,372
3,000	Diodes Incorporated†	51,270
13,900	Entegris Incorporated†	64,913
99,991	LTX-Credence Corporation†	208,981
11,400	Maxim Integrated Products Incorporated	211,014
14,400	MIPS Technologies Incorporated†	140,112
139,985	Trident Microsystems Incorporated†	239,374

		1,513,036

Software: 1.22%
9,000	American Software Incorporated Class A	53,100
9,500	Epicor Software Corporation†	82,650
3,500	EPIQ Systems Incorporated	42,910
8,900	Fair Isaac Corporation	219,474
15,000	GSE Systems Incorporated†	50,550
4,000	JDA Software Group Incorporated†	101,440
8,500	Lawson Software Incorporated†	71,995
9,000	Mentor Graphics Corporation†	95,130

		717,249

Materials: 8.72%

Chemicals: 1.45%
7,639	A. Schulman Incorporated	153,926
1,285	International Flavors & Fragrances Incorporated	62,348
7,500	Landec Corporation†	46,575
17,300	Olin Corporation	348,768
4,000	Rockwood Holdings Incorporated†	125,880
3,000	RPM International Incorporated	59,760
6,900	Spartech Corporation†	56,649

		853,906

Containers & Packaging: 0.76%
3,000	Crown Holdings Incorporated†	85,980
97,059	Intertape Polymer Group Incorporated†	146,559
6,463	Sealed Air Corporation	145,288
2,100	Sonoco Products Company	70,224

		448,051

Metals & Mining: 5.55%
10,140	Eldorado Gold Corporation	187,489
3,970	Goldcorp Incorporated	172,774

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 193
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Metals & Mining (continued)
108,700	Great Basin Gold Limited†	$266,315
14,615	Jaguar Mining Incorporated†	94,998
77,495	Petaquilla Minerals Limited†	32,788
16,785	Randgold Resources Limited ADR	1,703,006
5,715	Royal Gold Incorporated	284,836
33,945	San Gold Corporation†	109,982
10,994	Sandstorm Metals & Energy Limited†	4,808
380,350	Sandstorm Resources Limited†	292,037
6,215	Silver Standard Resources Incorporated†	124,176

		3,273,209

Paper & Forest Products: 0.96%
6,200	Clearwater Paper Corporation†	471,696
11,795	Wausau Paper Corporation†	97,781

		569,477

Telecommunication Services: 0.48%

Diversified Telecommunication Services: 0.48%
59,175	Cincinnati Bell Incorporated†	157,997
17,500	Premiere Global Services Incorporated†	123,900

		281,897

Utilities: 2.09%

Electric Utilities: 1.62%
10,396	ALLETE Incorporated	378,726
21,277	El Paso Electric Company†	505,967
3,600	Portland General Electric Company	73,008

		957,701

Gas Utilities: 0.28%
2,500	Nicor Incorporated	114,550
1,300	WGL Holdings Incorporated	49,114

		163,664

Multi-Utilities: 0.19%
3,500	Black Hills Corporation	109,192

Total Common Stocks (Cost $48,828,156)		56,985,232

Investment Companies: 0.27%
7,093	KBW Regional Banking ETF	162,501

Total Investment Companies (Cost $156,111)		162,501

194 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name		Dividend Yield	Value
Preferred Stocks: 0.20%

Financials: 0.14%

Commercial Banks: 0.14%
3,350	SVB Capital II		7.00%	$82,712

Consumer Discretionary: 0.06%

Diversified Consumer Services: 0.06%
1,150	Carriage Services Incorporated (a)		7.00	34,500

Total Preferred Stocks (Cost $92,208)				117,212

			Yield

Short-Term Investments: 2.88%

Investment Companies: 2.88%
1,696,811	Wells Fargo Advantage Money Market Trust(l)(u)		0.25	1,696,811

Total Short-Term Investments (Cost $1,696,811)				1,696,811

Total Investments in Securities (Cost $50,773,286)*		99.92%		58,961,756
Other Assets and Liabilities, Net		0.08		47,399

Total Net Assets		100.00%		$59,009,155

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

†	Non-income earning securities.

*	Cost for federal income tax purposes is $55,262,961 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$15,145,735
Gross unrealized depreciation	(11,446,940)

Net unrealized appreciation	$3,698,795

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

Statements of Assets and Liabilities—September 30, 2010
196     Wells Fargo Advantage Master Portfolios

	C&B Large	Disciplined
	Cap Value	Growth
	Portfolio	Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$397,017,528	$35,201,797
In affiliated securities, at value	84,588,236	16,133,171

Total investments, at value (see cost below)	481,605,764	51,334,968
Foreign currency, at value (see cost below)	0	0
Receivable for securities sold	0	0
Receivable for dividends	1,035,781	10,513
Receivable for securities lending income	5,576	0
Unrealized gains on forward foreign currency exchange contracts	0	0
Prepaid expenses and other assets	6,888	390

Total assets	482,654,009	51,345,871

Liabilities
Payable for investments purchased	0	0
Unrealized losses on forward foreign currency exchange contracts	0	0
Payable upon receipt of securities loaned	77,039,646	12,611,861
Payable for daily variation margin on open futures contracts	0	0
Investment advisory fee payable	204,736	19,137
Accrued expenses and other liabilities	55,217	36,216

Total liabilities	77,299,599	12,667,214

Total net assets	$405,354,410	$38,678,657

Total investments, at cost	$455,320,590	$47,035,102

Securities on loan, at value	$75,516,127	$12,223,602

Foreign currencies, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—September 30, 2010	Wells Fargo Advantage Master Portfolios 197

Disciplined	Emerging	Equity		International	International
Value	Growth	Value	Index	Core	Growth
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$62,695,151	$26,945,643	$411,976,939	$2,148,988,762	$29,227,713	$105,009,292
18,178,968	4,880,857	89,180,522	337,016,240	2,035,699	2,612,284

80,874,119	31,826,500	501,157,461	2,486,005,002	31,263,412	107,621,576
0	0	0	0	24,674	1,273
3,641,825	43,160	3,356,869	15,048,464	22,403	24,254,839
87,470	2,927	571,995	2,798,300	115,075	215,349
1,344	1,959	11,728	10,764	109	0
0	0	0	0	6,136	0
39,113	0	4,579	27,264	360	1,540

84,643,871	31,874,546	505,102,632	2,503,889,794	31,432,169	132,094,577

3,550,030	134,252	2,725,158	165,194	327,131	262,342
0	0	0	0	32,007	0
17,047,209	4,699,152	87,021,038	283,652,486	1,876,894	1,197,859
5,250	0	0	140,170	0	0
18,721	15,251	213,661	122,041	15,031	62,841
36,924	46,888	45,497	114,172	93,428	589,128

20,658,134	4,895,543	90,005,354	284,194,063	2,344,491	2,112,170

$63,985,737	$26,979,003	$415,097,278	$2,219,695,731	$29,087,678	$129,982,407

$77,794,796	$25,493,901	$460,951,898	$2,354,357,452	$28,642,951	$95,696,695

$16,641,630	$4,580,833	$84,337,957	$276,324,659	$1,818,135	$1,159,398

$0	$0	$0	$0	$24,569	$1,271

198 Wells Fargo Advantage Master Portfolios	Statements of Assets and Liabilities—September 30, 2010

	International	International
	Index	Value
	Portfolio	Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$28,906,826	$291,440,178
In affiliated securities, at value	7,916	5,587,160

Total investments, at value (see cost below)	28,914,742	297,027,338

Segregated cash	127,068	0
Foreign currency, at value (see cost below)	46,860	3,061,747
Receivable for securities sold	411,572	1,541,494
Receivable for dividends and interest	139,162	1,461,382
Receivable for securities lending income	62	0
Receivable from investment advisor	0	0
Prepaid expenses and other assets	10,303	4,259

Total assets	29,649,769	303,096,220

Liabilities
Payable for investments purchased	1,522	2,841,139
Payable upon receipt of securities loaned	7,916	1,608,018
Payable for daily variation margin on open futures contracts	7,091	0
Due to custodian bank	152,765	0
Advisory fee payable	437,326	189,956
Custodian and accounting fees payable	76,895	626,200
Professional fees payable	41,012	31,297
Accrued expenses and other liabilities	0	6,044

Total liabilities	724,527	5,302,654

Total net assets	$28,925,242	$297,793,566

Total investments, at cost	$27,567,319	$332,592,241

Securities on loan, at value	$7,504	$1,501,305

Foreign currencies, at cost	$47,243	$3,032,189

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—September 30, 2010	Wells Fargo Advantage Master Portfolios 199

Large Cap	Large Company	Small Cap	Small Company	Small Company	Strategic
Appreciation	Growth	Index	Growth	Value	Small Cap
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Value Portfolio

$19,160,994	$132,597,315	$65,385,046	$285,509,097	$158,097,494	$57,264,945
6,091,785	38,784,497	8,227,304	90,009,723	54,442,946	1,696,811

25,252,779	171,381,812	73,612,350	375,518,820	212,540,440	58,961,756

0	0	0	0	0	0
0	0	0	0	0	0
0	2,787,959	516,999	27,123,590	152,526	194,168
19,385	54,359	67,752	273,249	221,658	121,791
499	3,635	976	10,379	6,274	0
0	0	0	0	0	0
80,872	451,927	0	1,563	115	10,518

25,353,535	174,679,692	74,198,077	402,927,601	212,921,013	59,288,233

0	0	40,902	16,522,306	0	208,588
5,963,231	39,222,062	9,069,477	79,028,883	52,195,509	0
0	0	3,266	0	0	0
0	0	0	3,748,375	0	0
5,747	3,605	5,015	188,200	96,139	35,214
0	0	0	0	3,767	0
26,720	40,485	35,504	34,343	32,219	32,336
0	49,084	13,720	38,601	30,836	2,940

5,995,698	39,315,236	9,167,884	99,560,708	52,358,470	279,078

$19,357,837	$135,364,456	$65,030,193	$303,366,893	$160,562,543	$59,009,155

$22,702,182	$150,582,250	$70,159,318	$325,730,965	$177,123,905	$50,773,286

$5,784,658	$38,186,251	$8,783,249	$76,510,926	$50,662,524	$0

$0	$0	$0	$0	$0	$0

Statements of Operations—For the Year Ended September 30, 2010
200     Wells Fargo Advantage Master Portfolios

	C&B Large	Disciplined
	Cap Value	Growth
	Portfolio	Portfolio

Investment income
Dividends[1]	$11,524,136	$777,295
Interest	0	0
Income from affiliated securities	23,548	2,608
Securities lending income, net	54,096	9,359

Total investment income	11,601,780	789,262

Expenses
Investment advisory fee	3,816,313	440,576
Custody fees	24,154	5,226
Professional fees	43,230	43,627
Shareholder report expenses	4,500	1,000
Trustees’ fees	10,578	10,578
Other fees and expenses	12,260	3,517

Total expenses	3,911,035	504,524

Less
Waived fees and/or reimbursed expenses	(101,218)	(261)

Net expenses	3,809,817	504,263

Net investment income (loss)	7,791,963	284,999

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) from:
Unaffiliated securities	(54,309,479)	7,157,811
Affiliated securities	0	0
Futures transactions	0	0
Foreign currency related transactions	0	0

Net realized gain (loss) from investments	(54,309,479)	7,157,811

Net change in unrealized gains or losses from:
Unaffiliated securities	82,445,650	(3,973,800)
Affiliated securities	0	0
Futures transactions	0	0
Foreign currency related transactions	0	0

Net change in unrealized gains or losses on investments	82,445,650	(3,973,800)

Net realized and unrealized gains (losses) on investments	28,136,171	3,184,011

Net increase in net assets resulting from operations	$35,928,134	$3,469,010

1 Net of foreign withholding taxes of	$44,234	$0
The accompanying notes are an integral part of these financial statements.

Statements of Operations—For the Year Ended September 30, 2010	Wells Fargo Advantage Master Portfolios 201

Disciplined	Emerging	Equity		International	International
Value	Growth	Value	Index	Core	Growth
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$4,691,610	$71,237	$7,368,137	$42,485,819	$940,601	$2,894,656
0	0	0	4,659	0	0

3,294	1,522	12,565	34,309	5,007	9,109
13,160	31,416	80,928	319,821	24,577	91,193

4,708,064	104,175	7,461,630	42,844,608	970,185	2,994,958

1,309,873	316,100	3,287,203	1,787,017	478,962	1,331,102
13,477	8,858	26,406	96,683	105,571	622,069
52,039	43,627	40,348	52,035	57,242	61,910
2,500	1,099	4,000	12,001	1,000	1,230
10,578	10,578	10,578	10,578	10,578	10,578
7,316	3,217	11,651	34,460	21,512	15,430

1,395,783	383,479	3,380,186	1,992,774	674,865	2,042,319

(10,047)	(30,105)	(85,971)	(7,064)	(17,004)	(328,299)

1,385,736	353,374	3,294,215	1,985,710	657,861	1,714,020

3,322,328	(249,199)	4,167,415	40,858,898	312,324	1,280,938

(5,673,248)	13,963,946	44,332,584	102,835,734	9,347,366	9,701,017
0	0	0	453,250	0	0
84,363	616,880	0	3,646,242	92,052	0
0	0	127	0	(439,128)	(94,232)

(5,588,885)	14,580,826	44,332,711	106,935,226	9,000,290	9,606,785

5,900,392	(8,153,079)	(6,108,053)	225,938,576	(8,735,427)	(7,813,621)
0	0	0	(3,872,416)	0	0
25,600	0	0	166,236	0	0
0	0	0	0	416,636	0

5,925,992	(8,153,079)	(6,108,053)	222,232,396	(8,318,791)	(7,813,621)

337,107	6,427,747	38,224,658	329,167,622	681,499	1,793,164

$3,659,435	$6,178,548	$42,392,073	$370,026,520	$993,823	$3,074,102

$6,608	$0	$50,409	$1,449	$121,362	$346,087
The accompanying notes are an integral part of these financial statements.

202 Wells Fargo Advantage Master Portfolios	Statements of Operations—For the Year Ended September 30, 2010

	International	International
	Index	Value
	Portfolio	Portfolio

Investment income
Dividends[1]	$1,404,992	$9,910,971
Interest	1,858	30,389
Income from affiliated securities	748	11,218
Securities lending income, net	41,028	349,494

Total investment income	1,448,626	10,302,072

Expenses
Investment advisory fee	179,528	2,758,422
Custody fees	149,561	724,008
Professional fees	47,370	42,960
Shareholder report expenses	1,000	2,201
Trustees’ fees and expenses	10,578	10,578
Other fees and expenses	8,004	28,204

Total expenses	396,041	3,566,373

Less
Waived fees and/or reimbursed expenses	(61,905)	(416,754)

Net expenses	334,136	3,149,619

Net investment income (loss)	1,114,490	7,152,453

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) from:
Unaffiliated securities	(933,386)	(14,838,352)
Futures transactions	91,653	0
Foreign currency related transactions	40,601	(85,804)

Net realized gain or losses from investments	(801,132)	(14,924,156)

Net change in unrealized gains or losses from:
Unaffiliated issuers	(972,971)	10,167,934
Affiliated securities	0	0
Futures transactions	(20,756)	0
Foreign currency related transactions	2,008	(99,741)

Net change in unrealized gains or losses on investments	(991,719)	10,068,193

Net realized and unrealized gains or losses on investments	(1,792,851)	(4,855,963)

Net increase (decrease) in net assets resulting from operations	$(678,361)	$2,296,490

1 Net of foreign withholding taxes of	$174,146	$1,321,441
The accompanying notes are an integral part of these financial statements.

Statements of Operations—For the Year Ended September 30, 2010	Wells Fargo Advantage Master Portfolios 203

Large Cap	Large Company	Small Cap	Small Company	Small Company	Strategic
Appreciation	Growth	Index	Growth	Value	Small Cap
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Value Portfolio

$838,602	$6,729,888	$1,064,828	$1,129,079	$1,934,965	$1,372,716
0	0	547	0	0	0
1,483	11,864	3,433	13,093	6,697	7,058
4,305	94,661	84,113	87,472	49,692	0

844,390	6,836,413	1,152,921	1,229,644	1,991,354	1,379,774

422,003	3,628,369	195,022	2,760,020	1,389,342	736,587
8,105	28,123	27,988	21,875	22,544	21,516
40,108	52,615	50,349	48,146	46,611	47,306
1,201	8,001	2,000	3,000	2,500	2,000
10,578	10,578	10,578	10,578	10,578	10,578
4,003	13,355	5,793	9,320	6,774	5,698

485,998	3,741,041	291,730	2,852,939	1,478,349	823,685

(64,045)	(443,610)	(41,142)	(30,289)	(3,364)	(23,891)

421,953	3,297,431	250,588	2,822,650	1,474,985	799,794

422,437	3,538,982	902,333	(1,593,006)	516,369	579,980

10,649,380	42,584,508	(31,096,855)	58,656,563	33,420,687	(12,558,165)
0	0	1,674,718	0	0	0
0	0	0	0	0	0

10,649,380	42,584,508	(29,422,137)	58,656,563	33,420,687	(12,558,165)

(8,783,315)	(43,061,314)	40,543,753	(11,673,458)	(12,991,739)	17,092,947
0	0	0	0	0	0
0	0	(86,460)	0	0	0
0	0	0	0	0	0

(8,783,315)	(43,061,314)	40,457,293	(11,673,458)	(12,991,739)	17,092,947

1,866,065	(476,806)	11,035,156	46,983,105	20,428,948	4,534,782

$2,288,502	$3,062,176	$11,937,489	$45,390,099	$20,945,317	$5,114,762

$3,769	$0	$0	$0	$0	$808

204     Wells Fargo Advantage Master Portfolios
Statements of Changes in Net Assets

	C&B Large Cap Value Portfolio
	Year Ended September 30,
	2010	2009

Operations
Net investment income	$7,791,963	$11,286,676
Net realized gains or losses on investments	(54,309,479)	(71,204,167)
Net change in unrealized appreciation (depreciation) of investments	82,445,650	25,300,192

Net increase (decrease) in net assets resulting from operations	35,928,134	(34,617,299)

Capital shares transactions
Transactions in investors’ beneficial interests
Contributions	48,638,019	114,730,358
Withdrawals	(315,082,983)	(120,687,633)

Net increase (decrease) from transactions in investors’ beneficial interests	(266,444,964)	(5,957,275)

Net decrease in net assets	(230,516,830)	(40,574,574)

Net assets
Beginning of period	635,871,240	676,445,814

End of period	$405,354,410	$635,871,240

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Master Portfolios 205

Disciplined Growth Portfolio		Disciplined Value Portfolio		Emerging Growth Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2010	2009	2010	2009	2010	2009

$284,999	$423,486	$3,322,328	$6,586,974	$(249,199)	$(383,603)
7,157,811	(31,162,876)	(5,588,885)	(8,276,559)	14,580,826	(23,525,696)
(3,973,800)	9,883,779	5,925,992	(42,154,866)	(8,153,079)	16,900,670

3,469,010	(20,855,611)	3,659,435	(43,844,451)	6,178,548	(7,008,629)

8,386,438	19,431,523	20,692,280	15,470,818	4,351,133	14,074,802
(62,072,722)	(18,301,346)	(223,668,350)	(66,375,921)	(72,176,151)	(17,658,050)

(53,686,284)	1,130,177	(202,976,070)	(50,905,103)	(67,825,018)	(3,583,248)

(50,217,274)	(19,725,434)	(199,316,635)	(94,749,554)	(61,646,470)	(10,591,877)

88,895,931	108,621,365	263,302,372	358,051,926	88,625,473	99,217,350

$38,678,657	$88,895,931	$63,985,737	$263,302,372	$26,979,003	$88,625,473

206 Wells Fargo Advantage Master Portfolios	Statements of Changes in Net Assets

	Equity Value Portfolio
	Year Ended September 30,
	2010	2009

Operations
Net investment income	$4,167,415	$8,564,863
Net realized losses on investments	44,332,711	(171,525,727)
Net change in unrealized appreciation (depreciation) of investments	(6,108,053)	110,011,229

Net increase (decrease) in net assets resulting from operations	42,392,073	(52,949,635)

Capital shares transactions
Transactions in investors’ beneficial interests
Contributions	86,681,017	73,995,358
Withdrawals	(227,091,516)	(118,577,038)

Net increase (decrease) from transactions in investors’ beneficial interests	(140,410,499)	(44,581,680)

Net increase (decrease) in net assets	(98,018,426)	(97,531,315)

Net assets
Beginning of period	513,115,704	610,647,019

End of period	$415,097,278	$513,115,704

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Master Portfolios 207

Index Portfolio		International Core Portfolio		International Growth Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2010	2009	2010	2009	2010	2009

$40,858,898	$43,817,844	$312,324	$1,124,652	$1,280,938	$1,943,425
106,935,226	(1,206,803)	9,000,290	(37,177,159)	9,606,785	(41,563,740)
222,232,396	(221,743,261)	(8,318,791)	26,898,537	(7,813,621)	49,952,778

370,026,520	(179,132,220)	993,823	(9,153,970)	3,074,102	10,332,463

431,513,946	168,953,827	10,746,475	12,972,699	44,525,988	47,353,096
(548,429,110)	(260,845,759)	(55,194,605)	(16,812,916)	(73,245,020)	(33,428,233)

(116,915,164)	(91,891,932)	(44,448,130)	(3,840,217)	(28,719,032)	13,924,863

253,111,356	(271,024,152)	(43,454,307)	(12,994,187)	(25,644,930)	24,257,326

1,966,584,375	2,237,608,527	72,541,985	85,536,172	155,627,337	131,370,011

$2,219,695,731	$1,966,584,375	$29,087,678	$72,541,985	$129,982,407	$155,627,337

208 Wells Fargo Advantage Master Portfolios	Statements of Changes in Net Assets

	International Index Portfolio
	Year Ended September 30,
	2010	2009

Operations
Net investment income	$1,114,490	$1,839,039
Net realized gains or losses on investments	(801,132)	(3,860,283)
Net change in unrealized appreciation (depreciation) of investments	(991,719)	273,186

Net increase (decrease) in net assets resulting from operations	(678,361)	(1,748,058)

Capital shares transactions
Transactions in investors’ beneficial interests
Contributions	11,233,320	9,195,379
Withdrawals	(54,306,160)	(21,176,587)

Net decrease from transactions in investors’ beneficial interests	(43,072,840)	(11,981,208)

Net increase (decrease) in net assets	(43,751,201)	(13,729,266)

Net assets
Beginning of period	72,676,443	86,405,709

End of period	$28,925,242	$72,676,443

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Master Portfolios 209

International Value Portfolio		Large Cap Appreciation Portfolio		Large Company Growth Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2010	2009	2010	2009	2010	2009

$7,152,453	$7,188,690	$422,437	$840,517	$3,538,982	$8,784,107
(14,924,156)	(35,211,563)	10,649,380	(46,529,618)	42,584,508	(73,157,003)
10,068,193	48,006,861	(8,783,315)	27,482,892	(43,061,314)	(3,942,699)

2,296,490	19,983,988	2,288,502	(18,206,209)	3,062,176	(68,315,595)

39,614,812	52,555,498	5,834,992	12,075,054	44,712,558	29,275,266
(59,159,900)	(69,958,347)	(83,397,724)	(44,936,956)	(897,265,962)	(349,901,594)

(19,545,088)	(17,402,849)	(77,562,732)	(32,861,902)	(852,553,404)	(320,626,328)

(17,248,598)	2,581,139	(75,274,230)	(51,068,111)	(849,491,228)	(388,941,923)

315,042,164	312,461,025	94,632,067	145,700,178	984,855,684	1,373,797,607

$297,793,566	$315,042,164	$19,357,837	$94,632,067	$135,364,456	$984,855,684

210 Wells Fargo Advantage Master Portfolios	Statements of Changes in Net Assets

	Small Cap Index Portfolio
	Year Ended September 30,
	2010	2009

Operations
Net investment income	$902,333	$2,946,644
Net realized losses on investments	(29,422,137)	(9,376,550)
Net change in unrealized appreciation (depreciation) of investments	40,457,293	(24,573,330)

Net increase (decrease) in net assets resulting from operations	11,937,489	(31,003,236)

Capital shares transactions
Transactions in investors’ beneficial interests
Contributions	9,651,648	23,376,006
Withdrawals	(199,653,534)	(31,788,700)

Net increase (decrease) from transactions in investors’ beneficial interests	(190,001,886)	(8,412,694)

Net decrease in net assets	(178,064,397)	(39,415,930)

Net assets
Beginning of period	243,094,590	282,510,520

End of period	$65,030,193	$243,094,590

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Master Portfolios 211

Small Company Growth Portfolio		Small Company Value Portfolio		Strategic Small Cap Value Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2010	2009	2010	2009	2010	2009

$(1,593,006)	$(1,746,971)	$516,369	$3,036,418	$579,980	$2,378,279
58,656,563	(91,099,903)	33,420,687	(190,649,157)	(12,558,165)	(63,513,017)
(11,673,458)	72,864,087	(12,991,739)	128,533,240	17,092,947	36,276,909

45,390,099	(19,982,787)	20,945,317	(59,079,499)	5,114,762	(24,857,829)

46,698,694	71,091,475	28,466,433	64,432,062	10,637,680	17,652,796
(180,510,140)	(140,625,232)	(128,081,070)	(206,083,898)	(175,872,745)	(29,020,744)

(133,811,446)	(69,533,757)	(99,614,637)	(141,651,836)	(165,235,065)	(11,367,948)

(88,421,347)	(89,516,544)	(78,669,320)	(200,731,335)	(160,120,303)	(36,225,777)

391,788,240	481,304,784	239,231,863	439,963,198	219,129,458	255,355,235

$303,366,893	$391,788,240	$160,562,543	$239,231,863	$59,009,155	$219,129,458

212     Wells Fargo Advantage Master Portfolios
Financial Highlights

	Ratio to Average Net Assets (Annualized)				Portfolio
	Net Investment	Gross	Net	Total	Turnover
	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]

C&B Large Cap Value Portfolio

October 1, 2009 to September 30, 2010	1.40%	0.70%	0.68%	7.49%	13%
October 1, 2008 to September 30, 2009	2.19%	0.73%	0.64%	(5.53)%	28%
October 1, 2007 to September 30, 2008	1.71%	0.73%	0.68%	(20.18)%	21%
October 1, 2006 to September 30, 2007	1.48%	0.74%	0.68%	11.88%	24%
October 1, 2005 to September 30, 2006	1.77%	0.76%	0.66%	15.30%	29%

Disciplined Growth Portfolio

October 1, 2009 to September 30, 2010	0.45%	0.79%	0.79%	8.72%	88%
October 1, 2008 to September 30, 2009	0.54%	0.79%	0.77%	(18.88)%	104%
October 1, 2007 to September 30, 2008	0.07%	0.77%	0.76%	(25.19)%	103%
October 1, 2006 to September 30, 2007	0.10%	0.79%	0.79%	21.22%	68%
October 1, 2005 to September 30, 2006	0.12%	0.79%	0.78%	1.41%	90%

Disciplined Value Portfolio

October 1, 2009 to September 30, 2010	1.73%	0.73%	0.72%	7.02%	46%
October 1, 2008 to September 30, 2009	2.69%	0.75%	0.69%	(9.66)%	11%
October 1, 2007 to September 30, 2008	2.16%	0.75%	0.57%	(23.18)%	8%
October 1, 2006 to September 30, 2007	1.91%	0.76%	0.57%	15.91%	16%
October 1, 2005 to September 30, 2006	1.84%	0.75%	0.70%	11.21%	7%

Emerging Growth Portfolio

October 1, 2009 to September 30, 2010	(0.66)%	1.02%	0.94%	2.049%	97%
October 1, 2008 to September 30, 2009	(0.53)%	0.94%	0.91%	(5.70)%	147%
October 1, 2007 to September 30, 2008	(0.49)%	0.93%	0.92%	(30.95)%	191%
January 31, 2007[3] to September 30, 2007	(0.54)%	1.01%	0.99%	24.40%	125%

Equity Value Portfolio

October 1, 2009 to September 30, 2010	0.87%	0.71%	0.69%	9.75%	122%
October 1, 2008 to September 30, 2009	1.89%	0.73%	0.69%	(7.21)%	142%
October 1, 2007 to September 30, 2008	1.68%	0.74%	0.70%	(27.44)%	152%
October 1, 2006 to September 30, 2007	1.29%	0.77%	0.69%	20.21%	108%
October 1, 2005 to September 30, 2006	1.18%	0.78%	0.77%	10.73%	107%

Index Portfolio

October 1, 2009 to September 30, 2010	2.01%	0.10%	0.10%	9.97%	22%
October 1, 2008 to September 30, 2009	2.61%	0.12%	0.10%	(7.00)%	10%
October 1, 2007 to September 30, 2008	2.07%	0.11%	0.11%	(22.28)%	5%
October 1, 2006 to September 30, 2007	1.86%	0.11%	0.10%	16.35%	8%
October 1, 2005 to September 30, 2006	1.86%	0.11%	0.11%	10.70%	9%

International Core Portfolio

October 1, 2009 to September 30, 2010	0.61%	1.31%	1.28%	6.57%	105%
October 1, 2008 to September 30, 2009	1.77%	1.23%	1.15%	(10.14)%	212%
October 1, 2007 to September 30, 2008	1.60%	1.14%	1.12%	(31.42)%	55%
October 1, 2006 to September 30, 2007	1.27%	1.09%	1.08%	23.70%	66%
October 1, 2005 to September 30, 2006	1.99%	1.09%	1.03%	14.58%	39%

International Growth Portfolio

October 1, 2009 to September 30, 2010	0.89%	1.42%	1.20%	3.25%	89%
October 1, 2008 to September 30, 2009	1.71%	1.14%	1.11%	6.23%	95%
October 1, 2007 to September 30, 2008	1.17%	1.08%	1.05%	(28.68)%	57%
October 1, 2006 to September 30, 2007	1.09%	1.06%	1.03%	27.40%	73%
October 1, 2005 to September 30, 2006	0.87%	1.07%	0.98%	19.95%	62%

1.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2.	Portfolio turnover rates presented for periods of less than one year are not annualized.

3.	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

Financial Highlights
Wells Fargo Advantage Master Portfolios     213

	Ratio to Average Net Assets (Annualized)				Portfolio
	Net Investment	Gross	Net	Total	Turnover
	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]

International Index Portfolio

October 1, 2009 to September 30, 2010	2.17%	0.77%	0.65%	2.47%	20%
October 1, 2008 to September 30, 2009	2.86%	0.55%	0.46%	1.65%	13%
October 1, 2007 to September 30, 2008	2.84%	0.51%	0.50%	(29.67)%	14%
October 1, 2006 to September 30, 2007	2.15%	0.49%	0.49%	24.52%	3%
October 1, 2005 to September 30, 2006	2.59%	0.49%	0.37%	19.44%	7%

International Value Portfolio

October 1, 2009 to September 30, 2010	2.41%	1.20%	1.06%	0.92%	27%
October 1, 2008 to September 30, 2009	2.72%	1.08%	1.03%	5.26%	41%
October 1, 2007 to September 30, 2008	3.68%	1.07%	1.01%	(34.21)%	23%
October 1, 2006 to September 30, 2007	2.47%	1.07%	1.03%	21.91%	19%
October 1, 2005 to September 30, 2006	2.34%	1.09%	1.09%	19.32%	31%

Large Cap Appreciation Portfolio

October 1, 2009 to September 30, 2010	0.68%	0.79%	0.68%	10.08%	100%
October 1, 2008 to September 30, 2009	0.88%	0.78%	0.71%	(10.97)%	144%
October 1, 2007 to September 30, 2008	0.41%	0.74%	0.69%	(25.49)%	151%
October 1, 2006 to September 30, 2007	0.57%	0.74%	0.69%	21.80%	145%
October 1, 2005 to September 30, 2006	0.65%	0.75%	0.72%	3.34%	155%

Large Company Growth Portfolio

October 1, 2009 to September 30, 2010	0.66%	0.70%	0.62%	7.51%	11%
October 1, 2008 to September 30, 2009	0.97%	0.70%	0.62%	3.31%	13%
October 1, 2007 to September 30, 2008	0.48%	0.68%	0.67%	(22.59)%	7%
October 1, 2006 to September 30, 2007	0.46%	0.70%	0.68%	17.80%	10%
October 1, 2005 to September 30, 2006	0.14%	0.70%	0.61%	1.41%	6%

Small Cap Index Portfolio

October 1, 2009 to September 30, 2010	0.92%	0.30%	0.26%	14.11%	16%
October 1, 2008 to September 30, 2009	1.46%	0.26%	0.24%	(10.87)%	20%
October 1, 2007 to September 30, 2008	1.36%	0.23%	0.18%	(14.30)%	22%
October 1, 2006 to September 30, 2007	1.10%	0.23%	0.18%	14.78%	24%
October 1, 2005 to September 30, 2006	0.95%	0.24%	0.23%	6.89%	20%

Small Company Growth Portfolio

October 1, 2009 to September 30, 2010	(0.48)%	0.87%	0.86%	15.25%	129%
October 1, 2008 to September 30, 2009	(0.53)%	0.89%	0.87%	1.75%	169%
October 1, 2007 to September 30, 2008	(0.53)%	0.89%	0.89%	(27.50)%	150%
October 1, 2006 to September 30, 2007	(0.46)%	0.90%	0.90%	17.74%	138%
October 1, 2005 to September 30, 2006	(0.33)%	0.91%	0.90%	7.02%	125%

Small Company Value Portfolio

October 1, 2009 to September 30, 2010	0.31%	0.89%	0.89%	16.38%	60%
October 1, 2008 to September 30, 2009	1.16%	0.90%	0.88%	(6.28)%	99%
October 1, 2007 to September 30, 2008	1.02%	0.90%	0.89%	(22.01)%	82%
October 1, 2006 to September 30, 2007	0.53%	0.93%	0.92%	6.53%	69%
October 1, 2005 to September 30, 2006	0.64%	0.92%	0.79%	6.70%	114%

Strategic Small Cap Value Portfolio

October 1, 2009 to September 30, 2010	0.66%	0.94%	0.91%	9.60%	38%
October 1, 2008 to September 30, 2009	1.31%	0.91%	0.74%	(8.76)%	50%
October 1, 2007 to September 30, 2008	0.80%	0.91%	0.83%	(16.47)%	46%
October 1, 2006 to September 30, 2007	0.30%	0.93%	0.92%	8.65%	64%
January 31, 2006[3] to September 30, 2006	0.75%	0.94%	0.75%	0.60%	37%

214     Wells Fargo Advantage Master Portfolios
Notes to Financial Statements

1. ORGANIZATION
Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), Wells Fargo Advantage Disciplined Growth Portfolio (Disciplined Growth Portfolio), Wells Fargo Advantage Disciplined Value Portfolio (“Disciplined Value Portfolio”) (formerly, Wells Fargo Advantage Equity Income Portfolio), Wells Fargo Advantage Emerging Growth Portfolio (“Emerging Growth Portfolio”), Wells Fargo Advantage Equity Value Portfolio (“Equity Value Portfolio”), Wells Fargo Advantage Index Portfolio (“Index Portfolio”), Wells Fargo Advantage International Core Portfolio (“International Core Portfolio”), Wells Fargo Advantage International Growth Portfolio (“International Growth Portfolio”), Wells Fargo Advantage International Index Portfolio (“International Index Portfolio”), Wells Fargo Advantage International Value Portfolio (“International Value Portfolio”), Wells Fargo Advantage Large Cap Appreciation Portfolio (“Large Cap Appreciation Portfolio), Wells Fargo Advantage Large Company Growth Portfolio (“Large Company Growth Portfolio”) Wells Fargo Advantage Small Cap Index Portfolio (“Small Cap Index Portfolio”), Wells Fargo Advantage Small Company Growth Portfolio (“Small Company Growth Portfolio”), Wells Fargo Advantage Small Company Value Portfolio (“Small Company Value Portfolio”) and Wells Fargo Advantage Strategic Small Cap Value Portfolio (“Strategic Small Cap Value Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”).
Interests in the Portfolios are sold without any sales charge in private placement transactions to qualified investors, including open-end investment management companies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Portfolios should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Portfolios’ Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent.

Notes to Financial Statements
Wells Fargo Advantage Master Portfolios     215

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust’s Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and are representative of the securities’ fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.
Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.
Investments in open-end mutual funds and non-registered investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Portfolios to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Portfolios are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Forward foreign currency contracts
Certain Portfolios may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Portfolio’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty.
Security loans
The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Portfolio continues to receive interest or dividends on the securities loaned. A Portfolio receives collateral in the form of cash or securities

216     Wells Fargo Advantage Master Portfolios
Notes to Financial Statements

with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In the event of default or bankruptcy by the borrower, a Portfolio could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.
The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Portfolios and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended September 30, 2010, Wells Fargo Bank, N.A. waived all or a portion of its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.
In a securities lending transaction, the net asset value of a Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by a Portfolio fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Portfolios’ former securities lending agent, as the various participating Portfolios’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Portfolio. In order to eliminate the fluctuation of the various Portfolios’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Portfolios recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each Portfolio’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Portfolio’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each such Portfolio’s percentage ownership of the joint account as of such date.
Futures contracts
Certain Portfolios may be subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolios may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.
Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Notes to Financial Statements	Wells Fargo Advantage Master Portfolios 217
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
Each Portfolio of the Trust is treated as a separate entity for federal income tax purposes. The Portfolios of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.
Each Portfolio’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of September 30, 2010, the inputs used in valuing each Portfolio’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

C&B Large Cap Value Portfolio
Equity securities
Common stocks	$387,001,176	$0	$0	$387,001,176
Preferred stocks	7,957,020	0	0	7,957,020
Short-term investments
Corporate bonds and notes	0	0	2,059,332	2,059,332
Investment companies	9,014,762	75,573,474	0	84,588,236

Total	$403,972,958	$75,573,474	$2,059,332	$481,605,764

218 Wells Fargo Advantage Master Portfolios	Notes to Financial Statements

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Disciplined Growth Portfolio
Equity securities
Common stocks	$34,742,496	$0	$0	$34,742,496
Short-term investments
Corporate bonds and notes	0	0	459,301	459,301
Investment companies	3,848,316	12,284,855	0	16,133,171

Total	$38,590,812	$12,284,855	$459,301	$51,334,968

Disciplined Value Portfolio
Equity securities
Common stocks	$62,312,932	$0	$0	$62,312,932
Short-term investments
Corporate bonds and notes	0	0	132,239	132,239
US Treasury securities	0	249,980	0	249,980
Investment companies	1,225,908	16,953,060	0	18,178,968

Total	$63,538,840	$17,203,040	$132,239	$80,874,119

Emerging Growth Portfolio
Equity securities
Common stocks	$26,056,557	$0	$0	$26,056,557
Short-term investments
Corporate bonds and notes	0	0	889,086	889,086
Investment companies	814,703	4,066,154	0	4,880,857

Total	$26,871,260	$4,066,154	$889,086	$31,826,500

Equity Value Portfolio
Equity securities
Common stocks	$410,544,195	$0	$0	$410,544,195
Short-term investments
Corporate bonds and notes	0	0	1,432,744	1,432,744
Investment companies	3,179,548	86,000,974	0	89,180,522

Total	$413,723,743	$86,000,974	$1,432,744	$501,157,461

Index Portfolio
Equity securities
Common stocks	$2,166,043,289	$0	$0	$2,166,043,289
Short-term investments
Corporate bonds and notes	0	0	6,006,178	6,006,178
US Treasury securities	749,830	3,749,561	0	4,499,391
Investment companies	30,079,847	279,376,297	0	309,456,144

Total	$2,196,872,966	$283,125,858	$6,006,178	$2,486,005,002

Notes to Financial Statements	Wells Fargo Advantage Master Portfolios 219

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

International Core Portfolio
Equity securities
Common stocks	$28,574,938	$0	$0	$28,574,938
Preferred stocks	652,775	0	0	652,775
Short-term investments
Investment companies	162,718	1,872,981	0	2,035,699

Total	$29,390,431	$1,872,981	$0	$31,263,412

International Growth Portfolio
Equity securities
Common stocks	$105,009,292	$0	$0	$105,009,292
Short-term investments
Investment companies	1,425,945	1,186,339	0	2,612,284

Total	$106,435,237	$1,186,339	$0	$107,621,576

International Index Portfolio
Equity securities
Common stocks	$28,734,987	$26,005	$0	$28,760,992
Preferred stocks	119,073	12,826	0	131,899
Rights	13,363	346	0	13,709
Warrants	226	0	0	226
Short-term investments
Investment companies	0	7,916	0	7,916

Total	$28,867,649	$47,093	$0	$28,914,742

International Value Portfolio
Equity securities
Common stocks	$291,338,682	$0	$101,496	$291,440,178
Short-term investments
Investment companies	4,018,760	1,568,400	0	5,587,160

Total	$295,357,442	$1,568,400	$101,496	$297,027,338

Large Cap Appreciation Portfolio
Equity securities
Common stocks	$18,875,289	$0	$0	$18,875,289
Short-term investments
Corporate bonds and notes	0	0	285,705	285,705
Investment companies	341,775	5,750,010	0	6,091,785

Total	$19,217,064	$5,750,010	$285,705	$25,252,779

220 Wells Fargo Advantage Master Portfolios	Notes to Financial Statements

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Large Company Growth Portfolio
Equity securities
Common stocks	$131,295,189	$0	$0	$131,295,189
Short-term investments
Corporate bonds and notes	0	0	1,302,126	1,302,126
Investment companies	489,503	38,294,994	0	38,784,497

Total	$131,784,692	$38,294,994	$1,302,126	$171,381,812

Small Cap Index Portfolio
Equity securities
Common stocks	$63,308,820	$0	$0	$63,308,820
Short-term investments
Corporate bonds and notes	0	0	1,856,261	1,856,261
US Treasury securities	0	219,965	0	219,965
Investment companies	479,420	7,747,884	0	8,227,304

Total	$63,788,240	$7,967,849	$1,856,261	$73,612,350

Small Company Growth Portfolio
Equity securities
Common stocks	$283,047,557	$0	$0	$283,047,557
Short-term investments
Corporate bonds and notes	0	0	2,461,540	2,461,540
Investment companies	12,733,370	77,276,353	0	90,009,723

Total	$295,780,927	$77,276,353	$2,461,540	$375,518,820

Small Company Value Portfolio
Equity securities
Common stocks	$156,374,154	$0	$0	$156,374,154
Short-term investments
Corporate bonds and notes	0	0	1,723,340	1,723,340
Investment companies	3,474,395	50,968,551	0	54,442,946

Total	$159,848,549	$50,968,551	$1,723,340	$212,540,440

Strategic Small Cap Value Portfolio
Equity securities
Common stocks	$56,985,232	$0	$0	$56,985,232
Preferred stocks	82,712	0	34,500	117,212
Investment companies	162,501	0	0	162,501
Short-term investments
Investment companies	1,696,811	0	0	1,696,811

Total	$58,927,256	$0	$34,500	$58,961,756

Notes to Financial Statements	Wells Fargo Advantage Master Portfolios 221
As of September 30, 2010, the inputs used in valuing the Portfolio’s other financial instruments, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Futures Contracts	(Level 1)	(Level 2)	(Level 3)	Total

Disciplined Value Portfolio	$25,600	$0	$0	$25,600
Index Portfolio	666,250	0	0	666,250
International Index Portfolio	(5,324)	0	0	(5,324)
Small Cap Index Portfolio	40,500	0	0	40,500

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Forward Foreign Currency Contracts	(Level 1)	(Level 2)	(Level 3)	Total

International Core Portfolio	$0	$(25,871)	$0	$(25,871)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	C&B Large	Disciplined	Disciplined	Emerging	Equity
	Cap Value	Growth	Value	Growth	Value	Index	International
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Core Portfolio
	Corporate	Corporate	Corporate	Corporate	Corporate	Corporate
	bonds &	bonds &	bonds &	bonds &	bonds &	bonds &	Preferred
	notes	notes	notes	notes	notes	notes	stocks

Balance as of September 30, 2009	$1,849,905	$412,591	$258,803	$798,669	$1,287,041	$5,395,372	$15,654
Accrued discounts (premiums)	0	0	0	0	0	0	0
Realized gain (loss)	(1,015,328)	(232,346)	(276,983)	(591,737)	(911,736)	(5,424,502)	(15,262)
Change in unrealized appreciation (depreciation)	1,440,960	327,277	317,670	775,497	1,207,860	6,665,883	3,914
Net purchases (sales)	(216,205)	(48,221)	(167,251)	(93,343)	(150,421)	(630,575)	(4,306)
Transfer in (out) of Level 3	0	0	0	0	0	0	0
Balance as of September 30, 2010	$2,059,332	$459,301	$132,239	$889,086	$1,432,744	$6,006,178	$0
Change in unrealized appreciation (depreciation) relating to securities held at the end of reporting period	$518,713	$115,691	$33,309	$223,947	$360,885	$1,512,860	$0

	International
	Growth Portfolio	International Index Portfolio			International Value Portfolio
	Corporate	Common		Corporate	Common		Corporate
	bonds & notes	stocks	Warrants	bonds & notes	stocks	Rights	bonds & notes

Balance as of September 30, 2009	$46,080	$14	$3,065	$23,194	$0	$110,787	$140,944
Accrued discounts (premiums)	(44,928)	0	0	0	0	0	0
Realized gain (loss)	11,520	0	0	(22,614)	0	0	(137,420)
Change in unrealized appreciation (depreciation)	(12,672)	0	0	5,799	0	0	35,236
Net purchases (sales)	0	(14)	0	(6,379)	0	0	(38,760)
Transfer in (out) of Level 3	0	0	(3,065)	0	101,496	(110,787)	0
Balance as of September 30, 2010	$0	$0	$0	$0	$101,496	$0	$0
Change in unrealized appreciation (depreciation) relating to securities held at the end of reporting period	$0	$0	$0	$0	$0	$0	$0

222 Wells Fargo Advantage Master Portfolios	Notes to Financial Statements

		Large		Small	Small	Strategic
	Large Cap	Company	Small	Company	Company	Small Cap
	Appreciation	Growth	Cap Index	Growth	Value	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Corporate	Corporate	Corporate	Corporate	Corporate
	bonds &	bonds &	bonds &	bonds &	bonds &	Preferred
	notes	notes	notes	notes	notes	stocks

Balance as of September 30, 2009	$525,319	$2,779,188	$1,667,487	$2,211,209	$1,548,083	$42,400
Accrued discounts (premiums)	0	0	0	0	0	0
Realized gain (loss)	(84,459)	(1,431,404)	(1,557,916)	(1,673,206)	(1,109,804)	392
Change in unrealized appreciation (depreciation)	169,138	1,854,064	1,941,575	2,181,969	1,465,990	4,043
Net purchases (sales)	(324,293)	(1,899,722)	(194,885)	(258,432)	(180,929)	(12,335)
Transfer in (out) of Level 3	0	0	0	0	0	0
Balance as of September 30, 2010	$285,705	$1,302,126	$1,856,261	$2,461,540	$1,723,340	$34,500
Change in unrealized appreciation (depreciation) relating to securities held at the end of reporting period	$329,175	$327,984	$467,563	$620,023	$434,082	$4,043
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the sub-advisers, who are responsible for day-to-day portfolio management of the Portfolios. Pursuant to the contract, Funds Management is paid an annual investment advisory fee which is calculated based on the average daily net assets of each Portfolio.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Portfolios. Funds Management has engaged Artisan Partners Limited Partnership, Cadence Capital Management, LLC, Cooke & Bieler, LLP, LSV Asset Management, Peregrine Capital Management, Inc., Smith Asset Management Group, SSgA Funds Management, Systematic Financial Management, LP and Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, to serve as investment sub-advisers of the Portfolios. The fees related to sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by a Portfolio to the investment adviser. The investment adviser and sub-advisers are each paid an annual fee which is calculated based on the average daily net assets of each Portfolio.

				Effective
				rate for
	Annual investment advisory fee			September	Investment	Annual investment sub-advisory fee
	starting at		declining to	30, 2010	sub-adviser	starting at	declining to

C&B Large Cap Value Portfolio	0.65	%*	0.55%	0.69%	Cooke & Bieler LLP	0.45%	0.30%
Disciplined Growth Portfolio	0.65	%*	0.55%	0.69%	Smith Asset Management Group	0.30%	0.15%
Disciplined Value Portfolio	0.65	%*	0.55%	0.68%	Wells Capital Management	0.35%	0.15%
Emerging Growth Portfolio	0.80	%**	0.70%**	0.84%	Wells Capital Management	0.55%	0.40%
Equity Value Portfolio	0.65	%*	0.55%	0.69%	Systematic Financial Management, LP	0.30%	0.10%
Index Portfolio	0.10%		0.05%	0.09%	Wells Capital Management	0.05%	0.02%
International Core Portfolio	0.85	%†	0.70%†	0.93%	Wells Capital Management#	0.45%	0.40%

Notes to Financial Statements	Wells Fargo Advantage Master Portfolios 223

					Effective
					rate for
	Annual investment advisory fee				September	Investment	Annual investment sub-advisory fee
	starting at		declining to		30, 2010	sub-adviser	starting at	declining to

International Growth Portfolio	0.85	%†	0.70	%†	0.93%	Artisan Partners Limited Partnership	0.70%	0.50%
International Index Portfolio	0.35%		0.30%		0.35%	SSga Funds Management	0.08%	0.06%
International Value Portfolio	0.85	%†	0.70	%†	0.93%	LSV Asset Management	0.35%	0.30%
Large Cap Appreciation Portfolio	0.65	%*	0.55%		0.68%	Cadence Capital Management LLC	0.30%	0.10%
Large Company Growth Portfolio	0.65	%*	0.55%		0.68%	Peregrine Capital Management Inc.	0.55%	0.225%
Small Cap Index Portfolio	0.20%		0.15%		0.20%	Wells Capital Management	0.05%	0.02%
Small Company Growth Portfolio	0.80	%**	0.70	%**	0.84%	Wells Capital Management	0.90%	0.55%
Small Company Value Portfolio	0.80	%**	0.70	%**	0.84%	Wells Capital Management	0.50%	0.75%
Strategic Small Cap Value Portfolio	0.80	%**	0.70	%**	0.84%	Wells Capital Management	0.45%	0.40%

*	Prior to July 12, 2010, the annual rate was 0.70%.

**	Prior to July 12, 2010, the annual rate started at 0.85% and declined to 0.75% as average daily net assets increased.

†	Prior to July 12, 2010, the annual rate started at 0.95% and declined to 0.80% as average daily net assets increased.

#	Prior to July 12, 2010, Evergreen Investment Management Company, LLC, an affiliate of Funds Management, was the investment sub-adviser and was paid by the investment adviser at the same rates.
Funds Management has contractually waived and/or reimbursed investment advisory fees during the year ended September 30, 2010 to the extent necessary to maintain certain net operating expense ratios for the funds.
Custody fees
State Street Bank and Trust Company (“State Street”) provides custody services to the Portfolios. For providing custody services, State Street is entitled to an annual asset-based fee for domestic and global custody services for the Portfolios.
Prior to November 16, 2009, Wells Fargo Bank, N.A. provided custody services to the Portfolios and received a monthly fee at an annual rate of 0.02% of the average daily net assets of each Portfolio, except International Core Portfolio, International Growth Portfolio, International Index Portfolio and International Value Portfolio. Wells Fargo Bank, N.A. was paid at an annual rate of 0.10% of the average daily net assets of International Core Portfolio, International Growth Portfolio, International Index Portfolio and International Value Portfolio. PNC Global Investment Servicing (“PNC”) served as fund accountant for the Portfolios prior to November 16, 2009 and received an annual asset-based fee and an annual fixed fee from each Portfolio. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended September 30, 2010, were as follows:

	Purchases at Cost	Sales Proceeds

C&B Large Cap Value Portfolio	$71,118,586	$331,883,039
Disciplined Growth Portfolio	53,479,945	109,191,268
Disciplined Value Portfolio	82,268,777	172,894,390
Emerging Growth Portfolio	37,051,314	103,156,092
Equity Value Portfolio	559,910,449	693,078,419
Index Portfolio	248,474,976	544,525,472
International Core Portfolio	51,177,786	93,862,342
International Growth Portfolio	119,342,551	170,336,104
International Index Portfolio	9,741,200	50,451,773

224 Wells Fargo Advantage Master Portfolios	Notes to Financial Statements

	Purchases at Cost	Sales Proceeds

International Value Portfolio	$75,726,576	$84,639,437
Large Cap Appreciation Portfolio	57,928,925	106,310,061
Large Company Growth Portfolio	57,687,368	605,567,212
Small Cap Index Portfolio	15,659,012	203,239,206
Small Company Growth Portfolio	410,880,470	564,511,581
Small Company Value Portfolio	97,499,252	185,952,119
Strategic Small Cap Value Portfolio	33,040,110	182,921,047
6. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2010, the Portfolios entered into futures contracts for hedging purposes.
At September 30, 2010, the Portfolios had futures contracts outstanding as follows:

				Initial	Value at	Net Unrealized
	Expiration			Contract	September	Appreciation/
	Date	Contracts	Type	Amount	30, 2010	(Depreciation)

Disciplined Value Portfolio	December 2010	5 Long	S&P 500 Index	$1,395,275	$1,420,875	$25,600
Index Portfolio	December 2010	130 Long	S&P 500 Index	36,276,500	36,942,750	666,250
International Index Portfolio	December 2010	1 Long	FTSE 100 Index	87,268	86,863	(405)
International Index Portfolio	December 2010	4 Long	Dow Jones Euro STOXX 50 Index	151,622	149,303	(2,319)
International Index Portfolio	December 2010	1 Long	TOPIX Index	99,764	99,006	(758)
International Index Portfolio	December 2010	5 Long	MSCI EAFE Index	390,992	389,150	(1,842)
Small Cap Index Portfolio	December 2010	13 Long	Russell 2000 Index	836,350	876,850	40,500
The futures contracts held by International Index Portfolio were collateralized by foreign currency. All other Portfolios had securities as collateral for the open future contracts.
The Portfolios had average contract amounts in futures contracts outstanding during the year ended September 30, 2010 as follows:

Long Contracts

Disciplined Value Portfolio	$431,817
Index Portfolio	21,482,525
International Index Portfolio	1,364,541
Small Cap Index Portfolio	2,002,526
As of September 30, 2010, International Core Portfolio and Emerging Growth Portfolio did not have any open futures contracts but had an average contract amount of $50,673 and $102,719, respectively, in long futures contracts during the year ended September 30, 2010.
During the year ended September 30, 2010, the Portfolios entered into forward foreign currency exchange contracts for hedging purposes.
At September 30, 2010, International Core Portfolio had forward foreign currency exchange contracts outstanding as follows:
Forward Foreign Currency Exchange Contracts to Buy:

				Net Unrealized
		U.S. Value at	In Exchange for	Appreciation/
Exchange Date	Contracts to Receive	September 30, 2010	U.S. $	(Depreciation)
10/05/2010	43,863 CAD	$42,627	$42,640	$(13)
10/05/2010	125,447 GBP	197,063	197,189	(126)
11/12/2010	638,500 GBP	1,002,739	996,603	6,136

Notes to Financial Statements	Wells Fargo Advantage Master Portfolios 225
Forward Foreign Currency Exchange Contracts to Sell:

				Net Unrealized
		U.S. Value at	In Exchange for	Appreciation/
Exchange Date	Contracts to Deliver	September 30, 2010	U.S. $	(Depreciation)
10/29/2010	53,000,000 JPY	$635,017	$605,438	$(29,579)
11/12/2010	638,500 GBP	1,002,739	1,000,450	(2,289)
The International Core Portfolio had average market values of $2,599,997 and $6,855,646 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended September 30, 2010.
As of September 30, 2010, the International Growth Portfolio and International Index Portfolio did not have any open forward foreign currency exchange contracts but had average market values in forward foreign currency exchange contracts during the year ended September 30, 2010 as follows:

	Forward Foreign	Forward Foreign
	Currency Exchange	Currency Exchange
	Contracts to Buy	Contracts to Sell
International Growth Portfolio	$76,245	$27,483
International Index Portfolio	924,523	144,268
On September 30, 2010, the cumulative appreciation on futures contracts is in the amount of $25,600, $666,250, $2,791 and $40,500 for the Disciplined Value Portfolio, Index Portfolio, International Index Portfolio and Small Cap Index Portfolio, respectively. The receivable/payable for daily variation margin on open futures contracts only represents the current day’s variation margin. The realized gains/losses and change in unrealized gains or losses on futures contracts are reflected in the Statement of Operations.
For the International Core Portfolio, a summary of derivative instruments by primary risk exposure is outlined in the following tables.

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward foreign currency contracts	Unrealized gains on forward		Unrealized losses on forward
	foreign currency contracts	$6,136	foreign currency contracts	$32,007

	Amount of Realized Gains or Losses on Derivatives
	Forward Currency Contracts		Futures	Total
Equity contracts	$0		$92,052	$92,052
Forward foreign currency contracts	(91)	*	0	(91)
	$(91)		$92,052	$91,961

*	Gains or losses related to forward foreign currency contracts are included in the Statement of Operations with all other foreign currency related transactions.

	Change in Unrealized Gains or Losses on Derivatives
	Forward Currency Contracts		Futures	Total
Equity contracts	$0		$0	$0
Forward foreign currency contracts	416,703	*	0	416,703
	$416,703		$0	$416,703

*	Gains or losses related to forward foreign currency contracts are included in the Statement of Operations with all other foreign currency related transactions.
For the International Growth Portfolio, a summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

226 Wells Fargo Advantage Master Portfolios	Notes to Financial Statements

			Change in Unrealized Gains
	Amount of Realized Gain or Loss on Derivatives		or Losses on Derivatives
Forward foreign currency contracts	$865	*	$0

*	Gains or losses related to forward foreign currency contracts are included in the Statement of Operations with all other foreign currency related transactions.
For the International Index Portfolio, a summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

	Amount of Realized Gain or Loss on Derivatives
	Forward Currency Contracts		Futures	Total
Equity contracts	$0		$91,653	$91,653
Forward foreign currency contracts	(2,541)	*	0	(2,541)
	$(2,541)		$91,653	$89,112

	Change in Unrealized Gains or Losses on Derivatives
	Forward Currency Contracts		Futures	Total
Equity contracts	$0		$(20,756)	$(20,756)
Forward foreign currency contracts	3,534	*	0	3,534
	$3,534		$(20,756)	$(17,222)

*	Gains or losses related to forward foreign currency contracts are included in the Statements of Operations with all other foreign currency related transactions.
7. REDEMPTIONS IN-KIND
After the close of business on June 18, 2010, Disciplined Value Portfolio, Large Cap Appreciation Portfolio and Large Company Growth Portfolio each redeemed assets through an in-kind redemption. In each transaction, the value of securities issued in the redemption, the percentage of the Portfolio at the time of the transaction and the gains or losses realized by each Porfolio are reflected in the the table below. The gains or losses realized by each Portfolio are reflected in the amounts on the Statements of Operations.

		% of Portfolio on	Gains or Losses
	Market Value	June 18, 2010	Recognized
Disciplined Value Portfolio	$116,925,393	54.76	$8,461,779
Large Cap Appreciation Portfolio	31,114,901	52.15	3,532,558
Large Company Growth Portfolio	311,399,462	57.91	9,637,749
8. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

Report of Independent Registered Public Accounting Firm
Wells Fargo Advantage Master Portfolios     227
THE BOARD OF TRUSTEES AND INTERESTHOLDERS OF WELLS FARGO MASTER TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Disciplined Value Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Equity Value Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Core Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Index Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio, Wells Fargo Advantage Large Company Growth Portfolio, Wells Fargo Advantage Small Cap Index Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, and Wells Fargo Advantage Strategic Small Cap Value Portfolio, sixteen of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of September 30, 2010, and the related statements of operations for the year then ended, statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of the Wells Fargo Master Trust as of September 30, 2010, the results of their operations for the year then ended, changes in their net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 29, 2010

228     Wells Fargo Equity Gateway Funds
Other Information (Unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On June 8, 2010, a Special Meeting of Shareholders for the Wells Fargo Advantage Growth Equity Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 — To approve the proposed reorganization of the Wells Fargo Advantage Growth Equity Fund into Diversified Equity Fund, a series of Wells Fargo Funds Trust, a Delaware statutory trust:

Shares outstanding voted “For”	116,705,915
Shares outstanding voted “Against”	235,339
Shares outstanding voted “Abstain”	516,085

Other Information (Unaudited)	Wells Fargo Equity Gateway Funds 229
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships

Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	None

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	None

Leroy Keith, Jr.[3] (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee, Phoenix Fund Complex and Director, Diversapack Co. (packaging company). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/09)

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	None

230 Wells Fargo Equity Gateway Funds	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	None

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	None

Michael S. Scofield[3] (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	None

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	None
Officers

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships

Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.	None

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.	None

Kasey Phillips[4] (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.	None

David Berardi[5] (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.	None

Jeremy DePalma[5] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration form 2005 to 2010.	None

Other Information (Unaudited)	Wells Fargo Equity Gateway Funds 231

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.	None

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

2.	Length of service dates reflects a Trustee’s commencement of service with the Trust’s predecessor entities.

3.	Effective July 9, 2010.

4.	Effective November 1, 2009.

5.	Treasurer during the period from June 1, 2009 to October 31, 2009. Assistant Treasurer effective November 1, 2009.

232     Wells Fargo Equity Gateway Funds
List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BART	— Bay Area Rapid Transit
BRL	— Brazil Real
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REITS	— Real Estate Investment Trusts
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TBA	— To Be Announced
TRAN	— Tax Revenue Anticipation Notes
TRY	— Turkish Lira
USD	— United States Dollar
XLCA	— XL Capital Assurance
ZAR	— South African Rand

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail:wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1- 866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	127190 11-10
AEGLD/AR111 09-10

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Contents

Letter to Shareholders	2

Performance Highlights
Wells Fargo Advantage Conservative Allocation Fund	4
Wells Fargo Advantage Growth Balanced Fund	8
Wells Fargo Advantage Index Asset Allocation Fund	12
Wells Fargo Advantage Moderate Balanced Fund	16

Fund Expenses	20

Portfolio of Investments
Wells Fargo Advantage Conservative Allocation Fund	22
Wells Fargo Advantage Growth Balanced Fund	23
Wells Fargo Advantage Index Asset Allocation Fund	24
Wells Fargo Advantage Moderate Balanced Fund	39

Financial Statements
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	44
Financial Highlights	48

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	64

(continued next page)
The views expressed are as of September 30, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Allocation Funds.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

Contents (continued)

Master Portfolios

Portfolio of Investments
Wells Fargo Advantage C&B Large Cap Value Portfolio	65
Wells Fargo Advantage Disciplined Growth Portfolio	69
Wells Fargo Advantage Disciplined Value Portfolio	73
Wells Fargo Advantage Emerging Growth Portfolio	80
Wells Fargo Advantage Equity Value Portfolio	84
Wells Fargo Advantage Index Portfolio	89
Wells Fargo Advantage International Core Portfolio	103
Wells Fargo Advantage International Growth Portfolio	108
Wells Fargo Advantage International Index Portfolio	111
Wells Fargo Advantage International Value Portfolio	131
Wells Fargo Advantage Large Cap Appreciation Portfolio	136
Wells Fargo Advantage Large Company Growth Portfolio	141
Wells Fargo Advantage Small Cap Index Portfolio	144
Wells Fargo Advantage Small Company Growth Portfolio	160
Wells Fargo Advantage Small Company Value Portfolio	166
Wells Fargo Advantage Strategic Small Cap Value Portfolio	171

Financial Statements
Statements of Assets and Liabilities	182
Statements of Operations	186
Statements of Changes in Net Assets	190
Financial Highlights	198

Notes to Financial Statements	200

Report of Independent Registered Public Accounting Firm	213

Other Information	214

List of Abbreviations	218

This page is intentionally left blank.

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit www.wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $230 billion in assets under management, as of September 30, 2010.
Equity Funds
Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund†
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund†
Enterprise Fund†
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund†
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund†
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio†
WealthBuilder Equity Portfolio†
WealthBuilder Growth Allocation Portfolio†
WealthBuilder Growth Balanced Portfolio†
WealthBuilder Moderate Balanced Portfolio†
WealthBuilder Tactical Equity Portfolio†
Target Today Fund†
Target 2010 Fund†
Target 2015 Fund†
Target 2020 Fund†
Target 2025 Fund†
Target 2030 Fund†
Target 2035 Fund†
Target 2040 Fund†
Target 2045 Fund†
Target 2050 Fund†
Money Market Funds
100% Treasury Money Market Fund
California Municipal Money Market Fund
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund†
Minnesota Money Market Fund
Money Market Fund
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund
Variable Trust Funds1
VT Core Equity Fund
VT Discovery Fund†
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund†
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage Allocation Funds	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The period was marked by growing optimism, as signs continued to emerge that the worst of the economic crisis may have passed.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage Allocation Funds for the 12-month period that ended September 30, 2010. The period was marked by growing optimism, as signs continued to emerge that the worst of the economic crisis may have passed. Despite a summer pullback on concerns about a potential sovereign debt crisis in Europe, global stock markets soon recovered and ended the period with solid gains.
Solid economic reports helped support a market rally.
The market rally started even before the period began as investors took heart from several better-than-expected economic reports. Economic numbers throughout the reporting period supported the case for a slow recovery. After four quarters of sequential declines, real gross domestic product (GDP) showed positive growth for the third quarter of 2009, advancing by 1.6%. Third-quarter GDP was supported by government expenditures but also reflected contributions from personal consumption expenditures, exports, private inventory investment, and residential fixed investment. Real GDP continued to show positive, if slower, sequential growth through the second quarter of 2010.
Even before third-quarter 2009 numbers were released, most economists surveyed by The Wall Street Journal in August 2009 said that, in their opinion, the recession that officially began in December 2007 was now over. A stubbornly high unemployment rate was the main sour note during the period, rising to 10.1% in October 2009 and ending the period modestly lower at 9.6%.
For most of the 12-month period, international news supported the moderately positive outlook. The two largest eurozone economies, France and Germany, posted modest sequential growth rates in the third quarter of 2009; French GDP again expanded modestly in the fourth quarter, while German GDP was unchanged. In mid-2010, though, investors became concerned about the possibility that eurozone member Greece would default on its sovereign debt, sparking increased concerns about the debt burdens of other member states such as Portugal, Italy, and Spain and causing weakness in the euro. After the eurozone put together a bailout package for Greece and took steps to shore up its banks, investor confidence returned. Growth showed signs of accelerating in 2010, with Germany posting a 2.2% growth rate in the second quarter of the year, which helped offset a contraction in Greece and push the entire eurozone to 1% growth.
Governments maintained an active role in the worldwide economy, aiding the tentative economic recovery.
Both the European Central Bank (ECB) and the Federal Reserve Board kept their key interest rates at low levels (1% for the ECB; effectively zero for the Federal Reserve), continued to provide cash to banks, and purchased debt securities backed by mortgages in order to support the financial system.
As the period progressed and as signs accumulated that the economy might be stabilizing, the U.S. government began to dial down its intervention. In September 2009, the U.S. Treasury Department allowed its Temporary Guarantee Program for Money Market Funds to expire; in early 2010, the Federal Reserve announced that it would stop buying mortgage-backed securities at the end of March. The Fed also

Letter to Shareholders	Wells Fargo Advantage Allocation Funds 3
raised its discount rate—which applies to bank borrowing from the central bank—by 0.25% to 0.75%, while keeping the more important federal funds rate undisturbed. And at the end of April 2010, the government allowed a homebuyer tax credit to expire.
Global stock and bond markets rallied.
Stocks rallied across the board on the widespread hope of economic recovery, with all major parts of the global stock market posting gains. For the period, small-cap stocks outperformed large-cap stocks, as investors bid up shares in companies that stood to gain the most from resumed economic growth. Growth stocks outperformed value stocks, in large part because of weakness in financials stocks. International large-cap stocks posted gains for the 12-month period but lagged domestic issues.
Bonds also posted gains. Longer-term government and corporate bonds continued to benefit from relatively low interest rates. High-yield bonds, which posted losses during the depth of the credit crisis, continued to rebound on improved economic conditions.
Many variables are at work in the market.
The full effect of the ongoing credit crisis remains unknown. Growing unemployment and debt defaults continue to pressure consumers and businesses alike.
Experience tells us that strict adherence to time-tested strategies has its rewards. As a whole, Wells Fargo Advantage Funds® represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.
Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222, 24 hours a day, 7 days a week.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds
Stocks rallied across the board on the widespread hope of economic recovery, with all major parts of the global stock market posting gains.

4 Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Conservative Allocation Fund
INVESTMENT OBJECTIVE

The Fund seeks total return, consisting primarily of current income.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Wells Capital Management Incorporated
MASTER PORTFOLIO SUBADVISERS

Artisan Partners Limited Partnership
Cadence Capital Management
Cooke & Bieler, L.P.
Galliard Capital Management, Inc.
LSV Asset Management
Peregrine Capital Management, Inc.
Smith Asset Management Group, L.P.
SSgA Funds Management
Systematic Financial Management, L.P.
Wells Capital Management Incorporated
PORTFOLIO MANAGERS

Doug Beath
Thomas C. Biwer, CFA
Petros Bocray, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas, CAIA
Andrew Owen, CFA
FUND INCEPTION

April 30, 1989
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010

12 Month
Administrator Class	10.12%
Conservative Allocation Composite Index[1]	6.91%
Barclays Capital U.S. Aggregate Index[2]	8.16%
S&P 500® Index[3]	10.16%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Administrator Class shares are 0.85% and 1.10%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including acquired fund fees excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	Source: Wells Fargo Funds Management, LLC. The Conservative Allocation Composite Index is weighted 55% in the Barclays Capital U.S. Aggregate Index (includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities), 25% in the Barclays Capital 9-12 Month U.S. Treasury Bond Index (an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from one up to but not including 12 months), 5% in the Russell 1000® Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 5% in the S&P 500 Index, 5% in the Russell 1000 Growth (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 3% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia and the Far East), and 2% in the Russell 2000® Index (measures the performance of the 2,000 smallest companies in the Russell 3000® You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds 5
Wells Fargo Advantage Conservative Allocation Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund outperformed its composite benchmark, the S&P 500 and the Barclays Capital U.S. Aggregate indexes.

▪	All major asset classes posted solid returns during the period. Corporate bonds and U.S. stocks were among the strongest performers.

▪	The Fund’s overweight in corporate bonds and asset-backed securities were the primary contributors to performance.
All major equity styles and sectors advanced during the period.
Data indicating that U.S. economic growth was rebounding at a solid pace and that the housing sector was improving had a positive impact on equity markets during the first half of the period. Stocks subsequently declined, as investors worried that a sovereign debt crisis that originated in Greece would spread to major European banks. During the final quarter of the period, equity markets rebounded strongly after European banks completed a stress test, as well as on expectations that corporate profits would continue to grow at double-digit rates.
Bonds provided gains across the board.
All major bond indexes produced positive returns for the 12-month period, with corporate bonds and long-term U.S. Treasuries showing the strongest gains. The Federal Reserve indicated that it would keep short-term rates near zero for the foreseeable future and would probably restart its program of directly purchasing government and

TEN LARGEST HOLDINGS[5] (AS OF SEPTEMBER 30, 2010)
US Treasury Bill, 0.19%, 02/03/2011	4.59%
FHLMC, 7.5%, 09/25/2043	1.36%
FNMA, 5.50%, 02/01/2036	1.05%
FNMA, 6.25%, 05/25/2042	1.03%
Commercial Mortgage Trust, 4.84%, 10/15/2041	0.99%
GE Capital Commercial Mortgage Corporation, 5.04%, 07/10/2045	0.90%
Hudson County Improvement Authority, 7.4%, 12/01/2025	0.86%
FHLMC, 7.00%, 03/25/2043	0.86%
HFCHC 2005-2 A1, 0.52%, 01/20/2035	0.85%
FNMA, 5.25%, 05/25/2020	0.85%

2.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

3.	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4.	The chart compares the performance of the Wells Fargo Advantage Conservative Allocation Fund Administrator Class shares for the most recent ten years with the Conservative Allocation Composite Index, the Barclays Capital U.S. Aggregate Index, and the S&P 500® Index. The chart assumes a hypothetical investment of $10,000 in the Administrator Class shares and reflects all operating expenses.

5.	The ten largest holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund and/or securities held directly by the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

6 Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Conservative Allocation Fund (continued)
mortgage-backed securities; both developments benefited Treasuries. In the meantime, corporate bonds rallied on stronger economic data and investor preference for higher-yielding debt.
The Tactical Asset Allocation overlay, with its tilt toward equities, was a detractor from the Fund’s performance, as stocks underperformed bonds during the reporting period.
The Fund uses a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by changing its target allocations as the relative attractiveness of stocks and bonds changes. During the entire 12-month period, the Fund maintained its tactical allocation to the strategy’s maximum equity overweighting, providing an effective target allocation of 25% stocks and 75% bonds. The Fund’s neutral target allocation is 20% stocks and 80% bonds. (To implement the emphasis on stocks, the Fund employed a hedged-futures overlay transaction by maintaining a long position in S&P 500 Index futures.)
Although stocks have outperformed bonds by a significant margin in recent months and might therefore seem to be overpriced, the TAA Model continues to favor stocks relative to bonds.
We believe that the economic soft patch that arose during the second half of the period should end soon, as the lagged impact of lower Treasury yields, lower oil prices, and a weaker U.S. dollar begins to take hold. Despite a continued high unemployment rate, we believe that accelerating corporate profits and record levels of cash on corporate balance sheets bode well for future hiring. Lastly, we believe that the price/earnings multiples on stocks still present attractive value, considering the current environment of near-zero inflation and low Treasury bond yields. The Fund will therefore remain overweight in stocks until the relative valuation between stocks and bonds returns to historical norms.

6.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds 7
Wells Fargo Advantage Conservative Allocation Fund7 (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF SEPTEMBER 30, 2010)

						Expense Ratios[8]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[9]
Administrator Class (NVCBX)	11/11/1994	4.04	10.12	3.85	3.99	1.10%	0.85%
Conservative Allocation Composite Index[1]		3.45	6.91	4.76	4.71
Barclays Capital U.S. Aggregate Index[2]		6.05	8.16	6.20	6.41
S&P 500® Index[3]		(1.42)	10.16	0.64	(0.43)

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Administrator shares are sold without a front-end sales charge or contingent deferred sales charge.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage-and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

7.	The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

8.	Reflects the expense ratios as stated in the February 1, 2010 prospectus.

9.	The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including acquired Fund Fees but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

8 Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Growth Balanced Fund
INVESTMENT OBJECTIVE

The Fund seeks total return, consisting of capital appreciation and current income.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Wells Capital Management Incorporated
MASTER PORTFOLIO SUBADVISERS

Artisan Partners Limited Partnership
Cadence Capital Management
Cooke & Bieler, L.P.
Galliard Capital Management, Inc.
LSV Asset Management
Peregrine Capital Management, Inc.
Smith Asset Management Group, L.P.
SSgA Funds Management
Systematic Financial Management, L.P.
Wells Capital Management Incorporated
PORTFOLIO MANAGERS

Doug Beath
Thomas C. Biwer, CFA
Petros Bocray, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas, CAIA
Andrew Owen, CFA
FUND INCEPTION

April 30, 1989
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010
(EXCLUDING SALES CHARGES)

12 Month
Class A	9.00%
Growth Balanced Composite Index[1]	9.75%
S&P 500® Index[2]	10.16%
Barclays Capital U.S. Aggregate Index[3]	8.16%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.20% and 1.33%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including acquired fund fees but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	Source: Wells Fargo Funds Management, LLC. The Growth Balanced Composite Index is weighted 35% in the Barclays Capital U.S. Aggregate Index (includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities), 16.25% in the Russell 1000® Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 16.25% in the S&P 500 Index, 16.25% in the Russell 1000® Growth Index (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 9.75% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia and the Far East), and 6.50% in the Russell 2000® Index (measures the performance of the 2,000 smallest companies in the Russell 3000® Index). You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds 9
Wells Fargo Advantage Growth Balanced Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund underperformed its composite benchmark and the S&P 500 Index but outperformed the Barclays Capital U.S. Aggregate Index.

▪	All major asset classes posted solid returns during the period. Corporate bonds and U.S. stocks were among the strongest performers.

▪	The Fund’s Tactical Asset Allocation (TAA) overlay strategy and the Fund’s investment in Wells Fargo Advantage Large Company Growth Portfolio were the primary detractors from performance.
All major equity styles and sectors advanced during the period.
Data indicating that U.S. economic growth was rebounding at a solid pace and that the housing sector was improving had a positive impact on equity markets during the first half of the period. Stocks subsequently declined, as investors worried that a sovereign debt crisis that originated in Greece would spread to major European banks. During the final quarter of the period, equity markets rebounded strongly after European banks completed a stress test, as well as on expectations that corporate profits would continue to grow at double-digit rates.
Bonds provided gains across the board.
All major bond indexes produced positive returns for the 12-month period, with corporate bonds and long-term U.S. Treasuries showing the strongest gains. The Federal Reserve indicated that it would keep short-term rates near zero for the foreseeable future and would probably restart its program of directly purchasing government and mortgage-backed securities; both developments benefited Treasuries. In the meantime, corporate bonds rallied on stronger economic data and investor preference for higher-yielding debt.

TEN LARGEST HOLDINGS[5] (AS OF SEPTEMBER 30, 2010)
U.S. Treasury Bill, 0.19%, 02/03/2011	3.01%
Apple Incorporated	1.40%
US Treasury Bill, 0.21%, 11/04/2010	1.05%
Microsoft Corporation	1.01%
Goldman Sachs Group Incorporated	0.90%
Google Incorporated Class A	0.87%
Cisco Systems Incorporated	0.81%
General Electric Company	0.72%
Amazon.com Incorporated	0.71%
Chevron Corporation	0.69%

2.	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Barclays Capital U.S. Aggregate Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

4.	The chart compares the performance of the Wells Fargo Advantage Growth Balanced Fund Class A and Administrator Class shares for the most recent ten years with the Growth Balanced Composite Index, the S&P 500® Index, and the Barclays Capital U.S. Aggregate Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

5.	The ten largest holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund and/or securities held directly by the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

10 Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Growth Balanced Fund (continued)
The Tactical Asset Allocation overlay, with its tilt toward equities, was a detractor from the Fund’s performance, as stocks underperformed bonds during the reporting period.
The Fund uses a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by changing its target allocations as the relative attractiveness of stocks and bonds changes. During the entire 12-month period, the Fund maintained its tactical allocation to the strategy’s maximum equity overweighting, providing an effective target allocation of 80% stocks and 20% bonds. The Fund’s neutral target allocation is 65% stocks and 35% bonds. (To implement the emphasis on stocks, the Fund employed a hedged-futures overlay transaction by maintaining a long position in S&P 500 Index futures.)
Although stocks have outperformed bonds by a significant margin in recent months, and might therefore seem to be overpriced, the TAA Model continues to favor stocks relative to bonds.
We believe that the economic soft patch that arose during the second half of the period should end soon, as the lagged impact of lower Treasury yields, lower oil prices, and a weaker U.S. dollar begins to take hold. Despite a continued high unemployment rate, we believe that accelerating corporate profits and record levels of cash on corporate balance sheets bode well for future hiring. Lastly, we believe that the price/earnings multiples on stocks still present attractive value, considering the current environment of near-zero inflation and low Treasury bond yields. The Fund will therefore remain overweight in stocks until the relative valuation between stocks and bonds returns to historical norms.

6.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds 11
Wells Fargo Advantage Growth Balanced Fund7 (continued)
AVERAGE ANNUAL TOTAL RETURN8 (%) (AS OF SEPTEMBER 30, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[9]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[10]
Class A (WFGBX)	10/14/1998	(6.18)	2.73	(0.17)	1.14	(0.46)	9.00	1.02	1.74	1.33%	1.20%
Class B (NVGRX)**	10/01/1998	(5.82)	3.19	(0.14)	1.20	(0.82)	8.19	0.26	1.20	2.08%	1.95%
Class C (WFGWX)	10/01/1998	(1.82)	7.20	0.26	0.97	(0.82)	8.20	0.26	0.97	2.08%	1.95%
Administrator Class (NVGBX)	11/11/1994					(0.30)	9.32	1.28	1.98	1.15%	0.95%
Growth Balanced Composite Index[1]						1.85	9.75	3.27	2.97
S&P 500® Index[2]						(1.42)	10.16	0.64	(0.43)
Barclays Capital U.S. Aggregate Index[3]						6.05	8.16	6.20	6.41

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

7.	The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

8.	Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

9.	Reflects the expense ratios as stated in the February 1, 2010 prospectus.

10.	The investment adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown including acquired Fund Fees but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

12 Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Index Asset Allocation Fund1
INVESTMENT OBJECTIVE

The Fund seeks long-term total return, consisting of capital appreciation and current income.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Wells Capital Management Incorporated
PORTFOLIO MANAGERS

Gregory T. Genung, CFA, CAIA
Jeffrey P. Mellas, CAIA
FUND INCEPTION

November 13, 1986
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010
(EXCLUDING SALES CHARGES)

12 Month
Class A	8.72%
Asset Allocation Composite Index[1]	11.81%
S&P 500® Index[2]	10.16%
Barclays Capital 20+ Year Treasury Index[3]	11.50%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.15% and 1.29%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	Source: Wells Fargo Funds Management, LLC. The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Barclays Capital 20+ Year Treasury Index (a subset of the Barclays Capital U.S. Treasury Index, which contains public obligations of the U.S. Treasury with a remaining maturity of one year or more). You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds 13
Wells Fargo Advantage Index Asset Allocation Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund underperformed its composite benchmark, the S&P 500 Index and the Barclays Capital 20+ Year Treasury Index.

▪	Both long-term Treasuries and U.S. stocks delivered strong returns during the period.

▪	The Fund’s Tactical Asset Allocation (TAA) overlay strategy was the primary detractor from performance.
Large-cap stocks had positive returns during the period, but long-term Treasury bonds posted higher gains.
The Fund overweighted stocks throughout the 12-month period, an emphasis that detracted from returns relative to the composite benchmark, as long-term U.S. Treasury bonds outperformed large-cap stocks for the period. Both stocks and bonds endured a volatile year, as overseas markets and a “flash crash” on domestic exchanges disrupted strong rallies and investor sentiment seemed to fluctuate with every economic data release.
During the past 12 months, households continued to reduce their debt loads by paying down credit cards and other outstanding balances. Banks were reluctant to lend to anyone but their most creditworthy customers. While these activities did not contribute to economic growth earlier in the period, they helped to boost the confidence required for an economic recovery. We believe that as the business climate continues to improve, both credit seeking and bank lending should increase as businesses and consumers resume the purchases that they have been postponing.
Company profits continued to improve throughout the period, allowing the S&P 500 Index to post a 10.16% gain. Over that time, nine of the 10 sectors in the index showed positive returns, with consumer discretionary companies such as Limited Brands Inc. and Amazon.com Inc. leading the way. The Barclays Capital 20+ Year U.S. Treasury Bond Index returned 11.50% over the

TEN LARGEST HOLDINGS[5] (AS OF SEPTEMBER 30, 2010)
US Treasury Bond, 4.63%, 02/15/2040	4.08%
US Treasury Bond, 4.38%, 05/15/2040	3.92%
US Treasury Bond, 4.38%, 11/15/2039	3.92%
US Treasury Bond, 4.50%, 08/15/2039	3.60%
US Treasury Bond, 4.50%, 02/15/2039	3.06%
US Treasury Bond, 4.50%, 02/15/2036	2.28%
US Treasury Bond, 3.50%, 02/15/2039	1.94%
US Treasury Bond, 4.50%, 05/15/2038	1.89%
US Treasury Bill, 0.19%, 02/13/2011	1.57%
US Treasury Bond, 5.38%, 02/15/2031	1.50%

3.	The Barclays Capital 20+ Year Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

4.	The chart compares the performance of the Wells Fargo Advantage Index Asset Allocation Fund Class A and Administrator Class shares for the most recent ten years with the Asset Allocation Composite Index, the S&P 500® Index, and the Barclays Capital 20+ Year Treasury Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

5.	The ten largest holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

14 Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Index Asset Allocation Fund (continued)
same period. Also of note, the banking industry showed signs of recovery, with most institutions paying back the balances lent to them through the Troubled Asset Relief Program. We believe this development signified that the stressed U.S. financial system is on the mend.
The Tactical Asset Allocation overlay, with its tilt toward equities, was a detractor from the Fund’s performance, as stocks underperformed bonds during the reporting period.
The Fund employs a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by changing target allocations according to the relative attractiveness of stocks and bonds. The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Barclays Capital 20+ Year U.S. Treasury Bond Index. During the entire 12-month period, the Fund maintained its maximum equity overweighting, resulting in a target allocation of 85% stocks and 15% bonds. (Because of price fluctuations, the Fund’s actual allocation on a particular day may differ slightly from the target allocation.) The Fund’s neutral target allocation is 60% stocks and 40% bonds. (To implement the stock overweight, the Fund employed a hedged-futures overlay transaction by maintaining a long position in S&P 500 Index futures.)
The TAA Model continues to favor stocks relative to bonds.
The National Bureau of Economic Research declared the recession over as of June 2009. This declaration did not mean that economic growth had begun at that point, only that the worst of the recession was most likely in the past. While economic growth is not rebounding and unemployment is not declining as quickly as most Americans would like, the recent recession was one of the deepest since the Great Depression of 1929. It will therefore take some time for the economy to recover. A few points lead us to be optimistic as we proceed through this soft patch in the recovery: interest rates are low, corporate earnings continue to surprise on the upside, the U.S. housing market seems to have bottomed, and the U.S. stock market recently posted its best return in the month of September since 1939. We believe that this environment is positive for U.S. stocks and supportive of the Fund’s overweighting of stocks relative to bonds. The TAA Model will continue to recommend an overweight toward stocks until the relative valuation between stocks and bonds returns to historical norms.

6.	Sector distribution and portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution or portfolio allocations.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds 15
Wells Fargo Advantage Index Asset Allocation Fund (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF SEPTEMBER 30, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (SFAAX)	11/13/1986	(4.28)	2.48	(0.13)	0.68	1.54	8.72	1.07	1.28	1.29%	1.15%
Class B (SASBX)**	1/1/1995	(3.83)	2.90	(0.07)	0.74	1.17	7.90	0.33	0.74	2.04%	1.90%
Class C (WFALX)	4/1/1998	0.22	6.99	0.33	0.52	1.22	7.99	0.33	0.52	2.04%	1.90%
Administrator Class (WFAIX)	11/8/1999					1.66	9.02	1.32	1.49	1.11%	0.90%
Asset Allocation Composite Index[1]						7.60	11.81	4.02	3.63
S&P 500® Index[2]						(1.42)	10.16	0.64	(0.43)
Barclays Capital 20+ Treasury Index[3]						20.43	11.50	7.39	8.27

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

7.	Reflects the expense ratios as stated in the February 1, 2010 prospectus.

8.	The investment adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown excluding acquired Fund Fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

16 Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Moderate Balanced Fund
INVESTMENT OBJECTIVE
The Fund seeks total return, consisting of current income and capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
MASTER PORTFOLIO SUBADVISERS
Artisan Partners Limited Partnership
Cadence Capital Management
Cooke & Bieler, L.P.
Galliard Capital Management, Inc.
LSV Asset Management
Peregrine Capital Management, Inc.
Smith Asset Management Group, L.P.
SSgA Funds Management
Systematic Financial Management, L.P.
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Doug Beath
Thomas C. Biwer, CFA
Petros Bocray, CFA
Christian L. Chan, CFA
Jeffrey P. Mellas, CAIA
Andrew Owen, CFA
FUND INCEPTION
April 30, 1989
PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010
(EXCLUDING SALES CHARGES)

12 Month
Class A	8.41%
Moderate Balanced Composite Index[1]	8.18%
S&P 500® Index[2]	10.16%
Barclays Capital U.S. Aggregate Index[3]	8.16%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares the maximum sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.15% and 1.31%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, including acquired fund fees but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	Source: Wells Fargo Funds Management, LLC. The Moderate Balanced Composite Index is weighted 45% in the Barclays Capital U.S. Aggregate Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities), 15% in the Barclays Capital 9-12 Month U.S. Treasury Bond Index (an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from one up to but not including 12 months), 10% in the S&P 500 Index, 10% in the Russell 1000® Growth Index (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 10% in the Russell 1000® Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 6% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia and the Far East), and 4% in the Russell 2000® Index (measures the performance of the 2,000 smallest companies in the Russell 3000® Index). You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds 17
Wells Fargo Advantage Moderate Balanced Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
•	The Fund outperformed its composite benchmark and the Barclays Capital U.S. Aggregate Index but underperformed the S&P 500 Index.

•	All major asset classes posted solid returns during the period. Corporate bonds and U.S. stocks were among the strongest performers.

•	The Fund’s overweight in corporate bonds and asset-backed securities were the primary contributors performance.
All major equity styles and sectors advanced during the period.
Data indicating that U.S. economic growth was rebounding at a solid pace and that the housing sector was improving had a positive impact on equity markets during the first half of the period. Stocks subsequently declined, as investors worried that a sovereign debt crisis that originated in Greece would spread to major European banks. During the final quarter of the period, equity markets rebounded strongly after European banks completed a stress test, as well as on expectations that corporate profits would continue to grow at double-digit rates.
Bonds provided gains across the board.
All major bond indexes produced positive returns for the 12-month period, with corporate bonds and long-term U.S. Treasuries showing the strongest gains. The Federal Reserve indicated that it would keep short-term rates near zero for the foreseeable future and would probably restart its program of directly purchasing government and mortgage-backed securities; both developments benefited Treasuries. In the meantime, corporate bonds rallied on stronger economic data and investor preference for higher-yielding debt.

TEN LARGEST HOLDINGS[5]
(AS OF SEPTEMBER 30, 2010)
US Treasury Bill, 1.00%, 03/02/2011	1.19%
FHLMC, 7.50%, 09/25/2043	0.92%
Apple Incorporated	0.86%
FNMA, 5.50%, 02/01/2036	0.85%
FNMA, 6.25%, 05/25/2042	0.84%
Wachovia Bank Commercial Mortgage	0.81%
Hudson City	0.70%
Microsoft Corporation	0.62%
FNMA, 5.25%, 01/20/2035	0.60%
HFC Home Equity Loan, 0.52%, 01/20/2035	0.60%

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in The index proportionate to its market value. You cannot invest directly in an index.

3.	The Barclays Capital U.S. Aggregate Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

4.	The chart compares the performance of the Wells Fargo Advantage Moderate Balanced Fund Class A and Administrator Class shares for the most recent ten years with the Moderate Balanced Composite Index, the S&P 500® Index, and the Barclays Capital U.S. Aggregate Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

5.	The ten largest holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund and/or securities held directly by the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust. Holdings are subject to change and may have changed since the date specified.

18 Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Moderate Balanced Fund (continued)
The Tactical Asset Allocation overlay, with its tilt toward equities, was a detractor from the Fund’s performance, as stocks underperformed bonds during the reporting period.
The Fund uses a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by changing its target allocations as the relative attractiveness of stocks and bonds changes. During the entire 12-month period, the Fund maintained its tactical allocation to the strategy’s maximum equity overweighting, providing an effective target allocation of 50% stocks and 50% bonds. The Fund’s neutral target allocation is 40% stocks and 60% bonds. (To implement the emphasis on stocks, the Fund employed a hedged-futures overlay transaction by maintaining a long position in S&P 500 Index futures.)
Although stocks have outperformed bonds by a significant margin in recent months, the TAA Model continues to favor stocks relative to bonds.
We believe that the economic soft patch that arose during the second half of the period should end soon, as the lagged impact of lower Treasury yields, lower oil prices, and a weaker U.S. dollar begins to take hold. Despite a continued high unemployment rate, we believe that accelerating corporate profits and record levels of cash on corporate balance sheets bode well for future hiring. Lastly, we believe that the price/earnings multiples on stocks still present attractive value, considering the current environment of near-zero inflation and low Treasury bond yields. The Fund will therefore remain overweighted in stocks until the relative valuation between stocks and bonds returns to historical norms.

6.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds 19
Wells Fargo Advantage Moderate Balanced Fund7 (continued)
AVERAGE ANNUAL TOTAL RETURN8 (%) (AS OF SEPTEMBER 30, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[9]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[10]
Class A (WFMAX)	1/30/2004	(4.90)	2.18	1.14	2.26	0.90	8.41	2.34	2.87	1.31%	1.15%
Class B (WMOBX)**	1/30/2004	(4.49)	2.58	1.19	2.34	0.51	7.58	1.57	2.34	2.06%	1.90%
Class C (WFBCX)	1/30/2004	(0.49)	6.58	1.57	2.10	0.51	7.58	1.57	2.10	2.06%	1.90%
Administrator Class (NVMBX)	11/11/1994					1.00	8.65	2.58	3.12	1.13%	0.90%
Moderate Balanced Composite Index[1]						2.74	8.18	4.16	3.98
S&P 500® Index[2]						(1.42)	10.16	0.64	(0.43)
Barclays Capital U.S. Aggregate Index[3]						6.05	8.16	6.20	6.41

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

7.	The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

8.	Performance shown for Classes A, B and C shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class A, B and C shares.

9.	Reflects the expense ratios as stated in the February 1, 2010 prospectus.

10.	The investment adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown including acquired Fund Fees but excluding certain other expenses. Without these reductions, the Fund’s returns would have been lower.

20 Wells Fargo Advantage Allocation Funds	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2010 to September 30, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the	Net Annual
Wells Fargo Advantage Conservative Allocation Fund	04-01-2010	09-30-2010	Period[1]	Expense Ratio
Administrator Class
Actual	$1,000.00	$1,040.45	$4.35	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Wells Fargo Advantage Growth Balanced Fund
Class A
Actual	$1,000.00	$995.39	$6.00	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%
Class B
Actual	$1,000.00	$991.83	$9.74	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Class C
Actual	$1,000.00	$991.78	$9.74	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Administrator Class
Actual	$1,000.00	$997.02	$4.76	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

Fund Expenses (Unaudited)	Wells Fargo Advantage Allocation Funds 21

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the	Net Annual
Wells Fargo Advantage Index Asset Allocation Fund	04-01-2010	09-30-2010	Period[1]	Expense Ratio
Class A
Actual	$1,000.00	$1,015.38	$5.76	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.77	1.14%
Class B
Actual	$1,000.00	$1,011.69	$9.53	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.55	1.89%
Class C
Actual	$1,000.00	$1,012.18	$9.53	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.55	1.89%
Administrator Class
Actual	$1,000.00	$1,016.56	$4.50	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51	0.89%
Wells Fargo Advantage Moderate Balanced Fund
Class A
Actual	$1,000.00	$1,008.98	$5.79	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Class B
Actual	$1,000.00	$1,005.07	$9.55	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Class C
Actual	$1,000.00	$1,005.09	$9.55	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Administrator Class
Actual	$1,000.00	$1,010.05	$4.54	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

1.	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

22 Wells Fargo Advantage Allocation Funds	Portfolio of Investments—September 30, 2010
CONSERVATIVE ALLOCATION FUND

Face/Share
Amount	Security Name	Value
Investments in Affiliated Master Portfolios: 95.46%
N/A	Wells Fargo Advantage C&B Large Cap Value Portfolio	$615,808
N/A	Wells Fargo Advantage Disciplined Growth Portfolio	367,437
N/A	Wells Fargo Advantage Disciplined Value Portfolio	614,977
N/A	Wells Fargo Advantage Emerging Growth Portfolio	87,542
N/A	Wells Fargo Advantage Equity Value Portfolio	614,328
N/A	Wells Fargo Advantage Index Portfolio	1,843,682
N/A	Wells Fargo Advantage Inflation-Protected Bond Portfolio	2,104,413
N/A	Wells Fargo Advantage International Core Portfolio	288,878
N/A	Wells Fargo Advantage International Growth Portfolio	288,161
N/A	Wells Fargo Advantage International Index Portfolio	274,881
N/A	Wells Fargo Advantage International Value Portfolio	275,142
N/A	Wells Fargo Advantage Large Cap Appreciation Portfolio	184,219
N/A	Wells Fargo Advantage Large Company Growth Portfolio	1,291,740
N/A	Wells Fargo Advantage Managed Fixed Income Portfolio	14,789,977
N/A	Wells Fargo Advantage Small Cap Index Portfolio	247,588
N/A	Wells Fargo Advantage Small Company Growth Portfolio	162,988
N/A	Wells Fargo Advantage Small Company Value Portfolio	24,171
N/A	Wells Fargo Advantage Stable Income Portfolio	9,601,487
N/A	Wells Fargo Advantage Strategic Small Cap Value Portfolio	223,736
N/A	Wells Fargo Advantage Total Return Bond Portfolio	4,035,475

Total Investments in Affiliated Master Portfolios (Cost $36,791,529)		37,936,630

Principal		Interest Rate	Maturity Date
Short-Term Investments: 4.63%

US Treasury Bills: 4.63%
$1,840,000 US Treasury Bill^#		0.19%	02/03/2011	1,838,786

Total Short-Term Investments (Cost $1,838,786)				1,838,786

Total Investments in Securities (Cost $38,630,315)*	100.09%			39,775,416

Other Assets and Liabilities, Net	(0.09)			(35,108)

Total Net Assets	100.00%			$39,740,308

^	Zero coupon security. Rate represents yield to maturity.

#	Security pledged as collateral for futures transactions.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Allocation Funds 23
GROWTH BALANCED FUND

Face/Share
Amount	Security Name	Value
Investments in Affiliated Master Portfolios: 99.66%
N/A	Wells Fargo Advantage C&B Large Cap Value Portfolio	$19,322,503
N/A	Wells Fargo Advantage Disciplined Growth Portfolio	11,571,276
N/A	Wells Fargo Advantage Disciplined Value Portfolio	19,144,774
N/A	Wells Fargo Advantage Emerging Growth Portfolio	2,711,128
N/A	Wells Fargo Advantage Equity Value Portfolio	19,300,945
N/A	Wells Fargo Advantage Index Portfolio	57,873,475
N/A	Wells Fargo Advantage Inflation-Protected Bond Portfolio	12,416,283
N/A	Wells Fargo Advantage International Core Portfolio	8,694,094
N/A	Wells Fargo Advantage International Growth Portfolio	8,692,915
N/A	Wells Fargo Advantage International Index Portfolio	8,652,387
N/A	Wells Fargo Advantage International Value Portfolio	8,662,128
N/A	Wells Fargo Advantage Large Cap Appreciation Portfolio	5,788,490
N/A	Wells Fargo Advantage Large Company Growth Portfolio	40,463,628
N/A	Wells Fargo Advantage Managed Fixed Income Portfolio	87,009,749
N/A	Wells Fargo Advantage Small Cap Index Portfolio	7,757,767
N/A	Wells Fargo Advantage Small Company Growth Portfolio	5,047,806
N/A	Wells Fargo Advantage Small Company Value Portfolio	770,141
N/A	Wells Fargo Advantage Strategic Small Cap Value Portfolio	7,009,844
N/A	Wells Fargo Advantage Total Return Bond Portfolio	24,854,345

Total Investments in Affiliated Master Portfolios (Cost $348,162,656)		355,743,678

Principal		Interest Rate	Maturity Date
Short-Term Investments: 4.22%

US Treasury Bills: 4.22%
$ 3,815,000 US Treasury Bill^#		0.21%	11/04/2010	3,814,283
11,250,000 US Treasury Bill^#		0.19	02/03/2011	11,242,583

Total Short-Term Investments (Cost $15,056,866)				15,056,866

Total Investments in Securities (Cost $363,219,522)*	103.88%			370,800,544

Other Assets and Liabilities, Net	(3.88)			(13,855,682)

Total Net Assets	100.00%			$356,944,862

^	Zero coupon security. Rate represents yield to maturity.

#	Security pledged as collateral for futures transactions.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes:
The accompanying notes are an integral part of these financial statements.

24 Wells Fargo Advantage Allocation Funds	Portfolio of Investments—September 30, 2010
INDEX ASSET ALLOCATION FUND

Principal	Security Name	Interest Rate	Maturity Date	Value
Agency Securities: 0.08%

Federal Home Loan Mortgage Corporation: 0.04%
$704	FHLMC #170151	10.50%	01/01/2016	$803
117,359	FHLMC Structured Pass-Through Securities Series T-57 Class 2A1±	4.22	07/25/2043	123,209
129,032	FHLMC Structured Pass-Through Securities Series T-59 Class 2A1±	4.17	10/25/2043	135,463

				259,475

Federal National Mortgage Association: 0.04%
195,626	FNMA Grantor Trust Series 2002-T1 Class A4	9.50	11/25/2031	239,642

Total Agency Securities (Cost $461,358)				499,117

Asset Backed Securities: 0.00%
15,065	Terwin Mortgage Trust Series 2004-21HE Class 1A1±	1.22	12/25/2034	13,123

Total Asset Backed Securities (Cost $15,065)				13,123

Collateralized Mortgage Obligations: 0.03%
28,829	Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA±	0.59	12/25/2034	25,205
300,000	Citigroup Mortgage Loan Trust Incorporated Series 2006-NCB1 Class 2A2±	0.38	05/15/2036	202,770

Total Collateralized Mortgage Obligations (Cost $328,829)				227,975

Shares
Common Stocks: 57.82%

Consumer Discretionary: 6.03%

Auto Components: 0.13%
25,250	Johnson Controls Incorporated	770,125
9,110	The Goodyear Tire & Rubber Company†	97,933

		868,058

Automobiles: 0.27%
128,981	Ford Motor Company«†	1,578,727
8,831	Harley-Davidson Incorporated«	251,154

		1,829,881

Distributors: 0.04%
5,910	Genuine Parts Company	263,527

Diversified Consumer Services: 0.07%
4,758	Apollo Group Incorporated Class A†	244,323
2,361	DeVry Incorporated	116,185
11,569	H&R Block Incorporated	149,819

		510,327

Hotels, Restaurants & Leisure: 1.00%
16,301	Carnival Corporation	622,861
5,192	Darden Restaurants Incorporated	222,114
11,179	International Game Technology	161,537
10,748	Marriott International Incorporated Class A«	385,101
39,914	McDonald’s Corporation	2,973,992
27,755	Starbucks Corporation	709,973
7,130	Starwood Hotels & Resorts Worldwide Incorporated«	374,682
6,699	Wyndham Worldwide Corporation«	184,022
2,825	Wynn Resorts Limited«	245,125
17,513	Yum! Brands Incorporated	806,649

		6,686,056

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Allocation Funds 25
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Household Durables: 0.24%
10,504	D.R. Horton Incorporated«	$116,804
5,713	Fortune Brands Incorporated«	281,251
2,608	Harman International Industries Incorporated«†	87,133
5,491	Leggett & Platt Incorporated	124,975
5,964	Lennar Corporation«	91,726
10,436	Newell Rubbermaid Incorporated«	185,865
12,630	Pulte Homes Incorporated«†	110,639
6,212	Stanley Black & Decker Incorporated	380,671
2,850	Whirlpool Corporation	230,736

		1,609,800

Internet & Catalog Retail: 0.44%
13,267	Amazon.com Incorporated†	2,083,715
7,788	Expedia Incorporated	219,699
1,814	Priceline.com Incorporated†	631,889

		2,935,303

Leisure Equipment & Products: 0.09%
10,075	Eastman Kodak Company«†	42,315
5,243	Hasbro Incorporated	233,366
13,490	Mattel Incorporated	316,475

		592,156

Media: 1.78%
25,529	CBS Corporation Class B«	404,890
105,252	Comcast Corporation Class A	1,902,956
32,506	DIRECTV Group Incorporated«†	1,353,225
10,674	Discovery Communications Incorporated Class C«†	464,853
8,946	Gannett Company Incorporated	109,410
18,331	Interpublic Group of Companies Incorporated«†	183,860
11,591	McGraw-Hill Companies Incorporated	383,198
1,362	Meredith Corporation«	45,368
4,431	New York Times Company Class A†	34,296
85,520	News Corporation Class A	1,116,891
11,301	Omnicom Group Incorporated	446,163
3,367	Scripps Networks Interactive Incorporated	160,202
13,324	Time Warner Cable Incorporated	719,363
42,171	Time Warner Incorporated	1,292,541
22,807	Viacom Incorporated Class B	825,385
71,726	Walt Disney Company«	2,374,848
223	Washington Post Company Class B«	89,068

		11,906,517

Multiline Retail: 0.50%
2,833	Big Lots Incorporated«†	94,197
4,974	Family Dollar Stores Incorporated«	219,652
8,867	JCPenney Company Incorporated«	241,005
11,550	Kohl’s Corporation†	608,454
15,851	Macy’s Incorporated	366,000
6,329	Nordstrom Incorporated«	235,439
1,660	Sears Holdings Corporation«†	119,752
27,055	Target Corporation	1,445,819

		3,330,318

26 Wells Fargo Advantage Allocation Funds	Portfolio of Investments—September 30, 2010
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Specialty Retail: 1.15%
3,310	Abercrombie & Fitch Company Class A«	$130,149
2,360	AutoNation Incorporated†	54,870
1,075	AutoZone Incorporated«†	246,078
9,896	Bed Bath & Beyond Incorporated†	429,585
12,977	Best Buy Company Incorporated«	529,851
8,390	CarMax Incorporated«†	233,745
5,638	GameStop Corporation Class A«†	111,125
16,478	Gap Incorporated	307,150
62,452	Home Depot Incorporated«	1,978,479
9,925	Limited Brands Incorporated	265,792
52,625	Lowe’s Companies Incorporated	1,173,011
5,203	O’Reilly Automotive Incorporated«†	276,800
10,349	Office Depot Incorporated«†	47,605
4,702	RadioShack Corporation«	100,294
4,517	Ross Stores Incorporated«	246,719
27,380	Staples Incorporated«	572,790
4,735	Tiffany & Company	222,498
15,025	TJX Companies Incorporated	670,566
4,828	Urban Outfitters Incorporated«†	151,792

		7,748,899

Textiles, Apparel & Luxury Goods: 0.32%
11,153	Coach Incorporated	479,133
14,491	Nike Incorporated Class B	1,161,309
2,444	Polo Ralph Lauren Corporation	219,618
3,240	VF Corporation«	262,505

		2,122,565

Consumer Staples: 6.52%

Beverages: 1.55%
3,892	Brown-Forman Corporation Class B«	239,903
12,439	Coca-Cola Enterprises Incorporated†	385,609
6,644	Constellation Brands Incorporated Class A«†	117,532
8,957	Dr Pepper Snapple Group Incorporated	318,153
5,926	Molson Coors Brewing Company	279,826
59,663	PepsiCo Incorporated	3,964,010
86,609	The Coca-Cola Company	5,068,359

		10,373,392

Food & Staples Retailing: 1.44%
16,468	Costco Wholesale Corporation«	1,062,021
50,935	CVS Caremark Corporation	1,602,924
24,078	Kroger Company	521,529
14,310	Safeway Incorporated	302,800
7,956	SUPERVALU Incorporated«	91,733
22,065	Sysco Corporation	629,294
75,007	Wal-Mart Stores Incorporated	4,014,375
36,496	Walgreen Company«	1,222,616
5,479	Whole Foods Market Incorporated«†	203,326

		9,650,618

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Allocation Funds 27
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Food Products: 1.08%
23,975	Archer Daniels Midland Company	$765,282
7,257	Campbell Soup Company«	259,438
16,488	ConAgra Foods Incorporated	361,747
6,829	Dean Foods Company†	69,724
24,084	General Mills Incorporated	880,029
11,938	H.J. Heinz Company	565,503
2,597	Hormel Foods Corporation«	115,826
4,481	JM Smucker Company	271,235
9,775	Kellogg Company«	493,735
65,405	Kraft Foods Incorporated Class A	2,018,398
4,996	McCormick & Company Incorporated«	210,032
7,670	Mead Johnson & Company	436,500
24,834	Sara Lee Corporation	333,521
5,791	The Hershey Company«	275,594
11,182	Tyson Foods Incorporated Class A«	179,136

		7,235,700

Household Products: 1.36%
5,210	Clorox Company	347,820
18,225	Colgate-Palmolive Company	1,400,774
15,350	Kimberly-Clark Corporation	998,518
106,448	Procter & Gamble Company	6,383,687

		9,130,799

Personal Products: 0.11%
16,086	Avon Products Incorporated	516,521
4,281	Estee Lauder Companies Incorporated Class A«	270,688

		787,209

Tobacco: 0.98%
78,152	Altria Group Incorporated	1,877,211
5,689	Lorillard Incorporated	456,884
68,736	Philip Morris International	3,850,591
6,341	Reynolds American Incorporated	376,592

		6,561,278

Energy: 6.33%

Energy Equipment & Services: 1.05%
16,166	Baker Hughes Incorporated	688,672
9,083	Cameron International Corporation†	390,206
2,606	Diamond Offshore Drilling Incorporated«	176,609
4,500	FMC Technologies Incorporated«†	307,305
34,158	Halliburton Company	1,129,605
3,968	Helmerich & Payne Incorporated«	160,545
10,698	Nabors Industries Limited«†	193,206
15,716	National Oilwell Varco Incorporated	698,891
4,298	Rowan Companies Incorporated«†	130,487
51,241	Schlumberger Limited	3,156,958

		7,032,484

28 Wells Fargo Advantage Allocation Funds	Portfolio of Investments—September 30, 2010
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Oil, Gas & Consumable Fuels: 5.28%
18,560	Anadarko Petroleum Corporation	$1,058,848
13,661	Apache Corporation	1,335,499
3,905	Cabot Oil & Gas Corporation«	117,580
24,538	Chesapeake Energy Corporation	555,786
75,401	Chevron Corporation	6,111,251
55,629	ConocoPhillips	3,194,773
8,467	CONSOL Energy Incorporated	312,940
14,973	Denbury Resources Incorporated†	237,921
16,313	Devon Energy Corporation	1,056,104
26,401	El Paso Corporation	326,844
9,505	EOG Resources Incorporated	883,680
5,592	EQT Corporation	201,648
190,953	Exxon Mobil Corporation	11,798,986
10,961	Hess Corporation	648,014
26,614	Marathon Oil Corporation	880,923
3,829	Massey Energy Company	118,776
7,192	Murphy Oil Corporation	445,329
6,555	Noble Energy Incorporated«	492,215
30,460	Occidental Petroleum Corporation	2,385,018
10,094	Peabody Energy Corporation	494,707
4,350	Pioneer Natural Resources Company«	282,881
6,568	QEP Resources Incorporated	197,960
6,001	Range Resources Corporation«	228,818
12,978	Southwestern Energy Company†	433,984
24,302	Spectra Energy Corporation«	548,010
4,521	Sunoco Incorporated«	165,017
5,351	Tesoro Petroleum Corporation«	71,489
21,926	The Williams Companies Incorporated	419,006
21,235	Valero Energy Corporation	371,825

		35,375,832

Financials: 9.05%

Capital Markets: 1.38%
9,414	Ameriprise Financial Incorporated	445,565
45,529	Bank of New York Mellon Corporation«	1,189,673
37,161	Charles Schwab Corporation	516,538
7,449	E*TRADE Financial Corporation†	108,308
3,439	Federated Investors Incorporated Class B«	78,272
5,494	Franklin Resources Incorporated	587,309
19,336	Goldman Sachs Group Incorporated	2,795,599
17,555	Invesco Limited	372,693
6,887	Janus Capital Group Incorporated«	75,413
5,792	Legg Mason Incorporated	175,556
52,389	Morgan Stanley	1,292,961
9,078	Northern Trust Corporation	437,923
18,820	State Street Corporation	708,761
9,613	T. Rowe Price Group Incorporated«	481,275

		9,265,846

Commercial Banks: 1.59%
25,987	Branch Banking & Trust Corporation	625,767
6,612	Comerica Incorporated	245,636
29,863	Fifth Third Bancorp	359,252

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Allocation Funds 29
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Commercial Banks (continued)
8,724	First Horizon National Corporation«†	$99,544
26,883	Huntington Bancshares Incorporated	152,427
33,012	KeyCorp	262,776
3,216	M&T Bank Corporation«	263,101
19,786	Marshall & Ilsley Corporation	139,293
19,703	PNC Financial Services Group Incorporated	1,022,783
47,100	Regions Financial Corporation	342,417
18,748	SunTrust Banks Incorporated	484,261
71,897	US Bancorp	1,554,413
196,264	Wells Fargo & Company(l)	4,932,114
6,500	Zions Bancorp	138,840

		10,622,624

Consumer Finance: 0.43%
39,256	American Express Company	1,649,930
17,129	Capital One Financial Corporation«	677,452
20,402	Discover Financial Services	340,305
18,215	SLM Corporation†	210,383

		2,878,070

Diversified Financial Services: 2.35%
376,289	Bank of America Corporation	4,933,149
890,984	Citigroup Incorporated†	3,474,838
2,520	CME Group Incorporated	656,334
2,776	InterContinental Exchange Incorporated«†	290,703
148,701	JPMorgan Chase & Company	5,661,047
7,391	Leucadia National Corporation«	174,575
7,644	Moody’s Corporation	190,947
5,397	NASDAQ Stock Market Incorporated†	104,864
9,772	NYSE Euronext Incorporated«	279,186

		15,765,643

Insurance: 2.36%
12,708	ACE Limited	740,241
17,656	AFLAC Incorporated	912,992
20,178	Allstate Corporation	636,616
5,067	American International Group Incorporated«†	198,120
10,114	AON Corporation	395,559
3,995	Assurant Incorporated«	162,597
64,873	Berkshire Hathaway Incorporated Class B«†	5,363,700
11,796	Chubb Corporation	672,254
6,100	Cincinnati Financial Corporation«	175,985
18,351	Genworth Financial Incorporated«†	224,249
16,663	Hartford Financial Services Group Incorporated«	382,416
11,878	Lincoln National Corporation	284,122
11,920	Loews Corporation	451,768
20,343	Marsh & McLennan Companies Incorporated	490,673
34,002	MetLife Incorporated	1,307,377
12,012	Principal Financial Group Incorporated«	311,351
17,513	Prudential Financial Incorporated	948,854
25,037	The Progressive Corporation	522,522
17,625	The Travelers Companies Incorporated	918,263
3,031	Torchmark Corporation	161,067
12,254	UnumProvident Corporation«	271,426
12,826	XL Group plc	277,811

		15,809,963

30 Wells Fargo Advantage Allocation Funds	Portfolio of Investments—September 30, 2010
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Real Estate Investment Trusts: 0.85%
4,389	Apartment Investment & Management Company Class A	$93,837
3,193	AvalonBay Communities Incorporated	331,848
5,225	Boston Properties Incorporated«	434,302
10,630	Equity Residential«	505,669
11,628	HCP Incorporated«	418,375
4,974	Health Care REIT Incorporated«	235,469
24,689	Host Hotels & Resorts Incorporated«	357,497
15,219	Kimco Realty Corporation	239,699
6,060	Plum Creek Timber Company«	213,918
17,880	ProLogis	210,626
5,231	Public Storage Incorporated	507,616
10,981	Simon Property Group Incorporated«	1,018,378
5,890	Ventas Incorporated«	303,747
6,084	Vornado Realty Trust«	520,365
20,086	Weyerhaeuser Company	316,555

		5,707,901

Real Estate Management & Development: 0.03%
10,860	CB Richard Ellis Group Incorporated Class A†	198,521

Thrifts & Mortgage Finance: 0.06%
19,748	Hudson City Bancorp Incorporated«	242,110
13,908	People’s United Financial Incorporated	182,056

		424,166

Health Care: 6.73%

Biotechnology: 0.81%
35,944	Amgen Incorporated†	1,980,874
9,072	Biogen Idec Incorporated«†	509,121
17,230	Celgene Corporation«†	992,620
2,820	Cephalon Incorporated«†	176,081
9,557	Genzyme Corporation†	676,540
31,450	Gilead Sciences Incorporated†	1,119,935

		5,455,171

Health Care Equipment & Supplies: 0.99%
21,915	Baxter International Incorporated	1,045,565
8,705	Becton Dickinson & Company«	645,041
56,886	Boston Scientific Corporation†	348,711
3,511	C.R. Bard Incorporated«	285,901
8,339	CareFusion Corporation†	207,141
5,356	DENTSPLY International Incorporated	171,231
6,274	Hospira Incorporated†	357,681
1,475	Intuitive Surgical Incorporated«†	418,517
40,497	Medtronic Incorporated	1,359,889
12,278	St. Jude Medical Incorporated†	483,017
12,802	Stryker Corporation«	640,740
4,561	Varian Medical Systems Incorporated«†	275,941
7,536	Zimmer Holdings Incorporated†	394,359

		6,633,734

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Allocation Funds 31
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Health Care Providers & Services: 1.17%
15,653	Aetna Incorporated	$494,791
10,456	AmerisourceBergen Corporation	320,581
13,169	Cardinal Health Incorporated	435,104
10,207	CIGNA Corporation	365,206
5,564	Coventry Health Care Incorporated†	119,793
3,847	DaVita Incorporated†	265,558
20,341	Express Scripts Incorporated†	990,607
6,346	Humana Incorporated†	318,823
3,855	Laboratory Corporation of America Holdings«†	302,348
9,804	McKesson Corporation	605,691
16,262	Medco Health Solutions Incorporated†	846,600
3,626	Patterson Companies Incorporated	103,885
5,516	Quest Diagnostics Incorporated	278,393
18,196	Tenet Healthcare Corporation†	85,885
42,162	UnitedHealth Group Incorporated	1,480,308
14,991	WellPoint Incorporated†	849,090

		7,862,663

Health Care Technology: 0.03%
2,660	Cerner Corporation«†	223,413

Life Sciences Tools & Services: 0.21%
6,874	Life Technologies Corporation†	320,947
4,421	PerkinElmer Incorporated	102,302
15,279	Thermo Fisher Scientific Incorporated†	731,559
3,451	Waters Corporation†	244,262

		1,399,070

Pharmaceuticals: 3.52%
57,904	Abbott Laboratories	3,024,905
11,532	Allergan Incorporated	767,224
64,310	Bristol-Myers Squibb Company	1,743,444
38,055	Eli Lilly & Company	1,390,149
10,708	Forest Laboratories Incorporated†	331,198
103,297	Johnson & Johnson«	6,400,282
9,362	King Pharmaceuticals Incorporated†	93,246
115,415	Merck & Company Incorporated	4,248,426
11,601	Mylan Laboratories Incorporated«†	218,215
301,451	Pfizer Incorporated	5,175,914
4,027	Watson Pharmaceuticals Incorporated†	170,382

		23,563,385

Industrials: 6.24%

Aerospace & Defense: 1.58%
27,439	Boeing Company	1,825,791
14,264	General Dynamics Corporation	895,922
4,698	Goodrich Corporation	346,384
28,959	Honeywell International Incorporated	1,272,458
6,877	ITT Corporation	322,050
4,292	L-3 Communications Holdings Incorporated	310,183
11,147	Lockheed Martin Corporation	794,558
11,033	Northrop Grumman Corporation	668,931
5,334	Precision Castparts Corporation«	679,285

32 Wells Fargo Advantage Allocation Funds	Portfolio of Investments—September 30, 2010
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Aerospace & Defense (continued)
14,029	Raytheon Company	$641,266
5,895	Rockwell Collins Incorporated	343,384
34,842	United Technologies Corporation	2,481,796

		10,582,008

Air Freight & Logistics: 0.64%
6,220	C.H. Robinson Worldwide Incorporated«	434,902
7,957	Expeditors International of Washington Incorporated«	367,852
11,795	FedEx Corporation	1,008,473
37,153	United Parcel Service Incorporated Class B«	2,477,734

		4,288,961

Airlines: 0.05%
27,974	Southwest Airlines Company«	365,620

Building Products: 0.02%
13,444	Masco Corporation	148,018

Commercial Services & Supplies: 0.36%
4,121	Avery Dennison Corporation	152,972
4,987	Cintas Corporation	137,392
1,877	Dun & Bradstreet Corporation	139,161
4,688	Equifax Incorporated	146,266
7,557	Iron Mountain Incorporated«	168,823
7,751	Pitney Bowes Incorporated«	165,716
11,490	Republic Services Incorporated	350,330
5,534	Robert Half International Incorporated«	143,884
7,736	RR Donnelley & Sons Company«	131,203
3,198	Stericycle Incorporated«†	222,197
17,904	Waste Management Incorporated«	639,889

		2,397,833

Construction & Engineering: 0.10%
6,703	Fluor Corporation	332,000
4,715	Jacobs Engineering Group Incorporated†	182,471
7,911	Quanta Services Incorporated«†	150,942

		665,413

Electrical Equipment: 0.31%
28,216	Emerson Electric Company«	1,485,855
5,319	Rockwell Automation Incorporated	328,342
3,531	Roper Industries Incorporated	230,151

		2,044,348

Industrial Conglomerates: 1.45%
26,743	3M Company«	2,318,886
400,942	General Electric Company	6,515,308
10,283	Textron Incorporated«	211,418
18,664	Tyco International Limited	685,529

		9,731,141

Machinery: 1.17%
23,643	Caterpillar Incorporated«	1,860,231
7,454	Cummins Incorporated«	675,183
20,069	Danaher Corporation	815,002

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Allocation Funds 33
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Machinery (continued)
15,895	Deere & Company	$1,109,153
7,000	Dover Corporation	365,470
6,292	Eaton Corporation«	519,027
2,097	Flowserve Corporation	229,454
18,882	Illinois Tool Works Incorporated«	887,832
13,670	Paccar Incorporated	658,211
4,375	Pall Corporation	182,175
6,044	Parker Hannifin Corporation	423,443
2,178	Snap-On Incorporated	101,299

		7,826,480

Road & Rail: 0.48%
14,237	CSX Corporation	787,591
13,823	Norfolk Southern Corporation	822,607
1,965	Ryder System Incorporated«	84,043
18,659	Union Pacific Corporation	1,526,306

		3,220,547

Trading Companies & Distributors: 0.08%
5,528	Fastenal Company«	294,034
2,235	W.W. Grainger Incorporated«	266,211

		560,245

Information Technology: 10.89%

Communications Equipment: 1.37%
214,179	Cisco Systems Incorporated†	4,690,520
4,839	Harris Corporation	214,319
8,310	JDS Uniphase Corporation†	102,961
19,497	Juniper Networks Incorporated«†	591,734
87,525	Motorola Incorporated†	746,588
60,198	QUALCOMM Incorporated	2,716,134
14,303	Tellabs Incorporated«	106,557

		9,168,813

Computers & Peripherals: 2.55%
34,260	Apple Incorporated†	9,721,275
63,449	Dell Incorporated†	822,299
77,011	EMC Corporation†	1,564,093
85,044	Hewlett-Packard Company	3,577,801
2,944	Lexmark International Incorporated†	131,361
13,391	NetApp Incorporated†	666,738
4,097	QLogic Corporation«†	72,271
8,740	SanDisk Corporation«†	320,321
8,600	Western Digital Corporation«†	244,154

		17,120,313

Electronic Equipment & Instruments: 0.33%
12,989	Agilent Technologies Incorporated†	433,443
6,514	Amphenol Corporation Class A	319,056
58,564	Corning Incorporated	1,070,550
5,929	FLIR Systems Incorporated†	152,375
7,339	Jabil Circuit Incorporated	105,755
5,162	Molex Incorporated«	108,041

		2,189,220

34 Wells Fargo Advantage Allocation Funds	Portfolio of Investments—September 30, 2010
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Internet Software & Services: 1.09%
6,810	Akamai Technologies Incorporated«†	$341,726
43,303	eBay Incorporated†	1,056,593
9,322	Google Incorporated Class A†	4,901,414
4,868	Monster Worldwide Incorporated«†	63,089
6,530	VeriSign Incorporated«†	207,262
50,563	Yahoo! Incorporated†	716,478

		7,286,562

IT Services: 1.81%
18,451	Automatic Data Processing Incorporated	775,496
11,284	Cognizant Technology Solutions Corporation Class A†	727,479
5,789	Computer Sciences Corporation	266,294
9,887	Fidelity National Information Services Incorporated	268,234
5,629	Fiserv Incorporated†	302,953
47,300	International Business Machines Corporation«	6,344,822
3,631	MasterCard Incorporated	813,344
12,064	Paychex Incorporated	331,639
11,011	SAIC Incorporated†	175,956
6,274	Teradata Corporation†	241,925
6,218	Total System Services Incorporated«	94,762
18,637	Visa Incorporated Class A«	1,383,984
24,755	Western Union Company	437,421

		12,164,309

Office Electronics: 0.08%
51,867	Xerox Corporation«	536,823

Semiconductors & Semiconductor Equipment: 1.42%
21,250	Advanced Micro Devices Incorporated«†	151,088
11,521	Altera Corporation«	347,473
11,178	Analog Devices Incorporated«	350,766
50,105	Applied Materials Incorporated	585,226
16,805	Broadcom Corporation Class A«	594,729
2,021	First Solar Incorporated«†	297,794
208,811	Intel Corporation«	4,015,436
6,294	KLA-Tencor Corporation	221,738
8,417	Linear Technology Corporation	258,654
24,070	LSI Logic Corporation«†	109,759
8,528	MEMC Electronic Materials Incorporated«†	101,654
6,972	Microchip Technology Incorporated«	219,269
32,063	Micron Technology Incorporated«†	231,174
8,983	National Semiconductor Corporation«	114,713
3,446	Novellus Systems Incorporated†	91,595
21,526	NVIDIA Corporation†	251,424
6,800	Teradyne Incorporated«†	75,752
44,822	Texas Instruments Incorporated	1,216,469
9,706	Xilinx Incorporated«	258,277

		9,492,990

Software: 2.24%
19,696	Adobe Systems Incorporated†	515,050
8,523	Autodesk Incorporated†	272,480
6,698	BMC Software Incorporated†	271,135
14,512	CA Incorporated	306,493
7,010	Citrix Systems Incorporated†	478,362
8,372	Compuware Corporation†	71,413

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Allocation Funds 35
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Software (continued)
12,386	Electronic Arts Incorporated«†	$203,502
10,602	Intuit Incorporated†	464,474
5,703	McAfee Incorporated†	269,524
285,583	Microsoft Corporation	6,993,928
13,174	Novell Incorporated†	78,649
145,140	Oracle Corporation	3,897,009
7,085	Red Hat Incorporated†	290,485
4,384	Salesforce.com Incorporated«†	490,131
29,601	Symantec Corporation†	449,047

		15,051,682

Materials: 2.05%

Chemicals: 1.16%
7,970	Air Products & Chemicals Incorporated	660,075
2,792	Airgas Incorporated	189,716
2,665	CF Industries Holdings Incorporated	254,508
43,496	Dow Chemical Company	1,194,400
33,996	E.I. du Pont de Nemours & Company	1,516,902
2,709	Eastman Chemical Company	200,466
8,749	Ecolab Incorporated	443,924
2,718	FMC Corporation	185,938
2,994	International Flavors & Fragrances Incorporated	145,269
20,267	Monsanto Company	971,397
6,193	PPG Industries Incorporated«	450,850
11,478	Praxair Incorporated«	1,036,004
3,386	Sherwin-Williams Company	254,424
4,549	Sigma-Aldrich Corporation«	274,669

		7,778,542

Construction Materials: 0.03%
4,810	Vulcan Materials Company«	177,585

Containers & Packaging: 0.12%
3,434	Ball Corporation	202,091
4,092	Bemis Company Incorporated«	129,921
6,133	Owens-Illinois Incorporated†	172,092
5,107	Pactiv Corporation†	168,429
5,985	Sealed Air Corporation«	134,543

		807,076

Metals & Mining: 0.66%
4,124	AK Steel Holding Corporation«	56,952
38,297	Alcoa Incorporated	463,777
3,696	Allegheny Technologies Incorporated«	171,679
5,079	Cliffs Natural Resources Incorporated	324,650
17,642	Freeport-McMoRan Copper & Gold Incorporated Class B	1,506,450
18,465	Newmont Mining Corporation	1,159,787
11,834	Nucor Corporation	452,059
3,378	Titanium Metals Corporation«†	67,425
5,383	United States Steel Corporation«	235,991

		4,438,770

36 Wells Fargo Advantage Allocation Funds	Portfolio of Investments—September 30, 2010
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Paper & Forest Products: 0.08%
16,389	International Paper Company	$356,461
6,405	MeadWestvaco Corporation	156,154

		512,615

Telecommunication Services: 1.87%

Diversified Telecommunication Services: 1.66%
221,599	AT&T Incorporated	6,337,731
11,304	CenturyTel Incorporated	446,056
37,203	Frontier Communications Corporation«	303,949
65,225	Qwest Communications International Incorporated	408,961
106,008	Verizon Communications Incorporated	3,454,801
18,119	Windstream Corporation«	222,683

		11,174,181

Wireless Telecommunication Services: 0.21%
15,043	American Tower Corporation Class A†	771,104
9,820	MetroPCS Communications Incorporated«†	102,717
111,925	Sprint Nextel Corporation«†	518,213

		1,392,034

Utilities: 2.11%

Electric Utilities: 1.14%
6,360	Allegheny Energy Incorporated	155,947
17,979	American Electric Power Company Incorporated	651,379
49,453	Duke Energy Corporation«	875,813
12,218	Edison International	420,177
7,005	Entergy Corporation	536,093
24,788	Exelon Corporation«	1,055,473
11,431	FirstEnergy Corporation«	440,551
15,594	Nextera Energy Incorporated	848,158
6,606	Northeast Utilities	195,339
8,396	Pepco Holdings Incorporated«	156,166
4,074	Pinnacle West Capital Corporation«	168,134
18,103	PPL Corporation	492,945
10,972	Progress Energy Incorporated«	487,376
31,153	The Southern Company«	1,160,138

		7,643,689

Gas Utilities: 0.04%
1,706	Nicor Incorporated«	78,169
3,990	ONEOK Incorporated	179,710

		257,879

Independent Power Producers & Energy Traders: 0.11%
25,012	AES Corporation†	283,886
7,573	Constellation Energy Group Incorporated	244,154
9,494	NRG Energy Incorporated†	197,665

		725,705

Multi-Utilities: 0.82%
8,971	Ameren Corporation«	254,776
15,815	CenterPoint Energy Incorporated	248,612
8,632	CMS Energy Corporation«	155,549

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Allocation Funds 37
INDEX ASSET ALLOCATION FUND

Shares	Security Name	Value
Multi-Utilities (continued)
10,599	Consolidated Edison Incorporated«	$511,084
22,093	Dominion Resources Incorporated	964,580
6,330	DTE Energy Company	290,737
2,896	Integrys Energy Group Incorporated«	150,766
10,424	NiSource Incorporated«	181,378
14,653	PG&E Corporation	665,539
18,974	Public Service Enterprise Group Incorporated	627,660
4,226	SCANA Corporation«	170,392
9,295	Sempra Energy	500,071
8,047	TECO Energy Incorporated«	139,374
4,383	Wisconsin Energy Corporation	253,337
17,237	Xcel Energy Incorporated	395,914

		5,509,769

Total Common Stocks (Cost $381,578,549)		387,620,060

Principal		Interest Rate	Maturity Date
US Treasury Securities: 37.36%
US Treasury Bonds: 37.36%
$9,205,000	US Treasury Bond«	5.38%	02/15/2031	11,851,438
15,607,000	US Treasury Bond«	4.50	02/15/2036	17,945,615
8,970,000	US Treasury Bond«	4.75	02/15/2037	10,723,357
9,137,000	US Treasury Bond«	5.00	05/15/2037	11,345,587
9,665,000	US Treasury Bond«	4.38	02/15/2038	10,891,247
12,967,000	US Treasury Bond«	4.50	05/15/2038	14,914,073
15,814,000	US Treasury Bond«	3.50	02/15/2039	15,300,045
21,920,000	US Treasury Bond«	4.25	05/15/2039	24,098,300
24,862,000	US Treasury Bond«	4.50	08/15/2039	28,466,990
27,550,000	US Treasury Bond«	4.38	11/15/2039	30,907,656
27,550,000	US Treasury Bond«	4.63	02/15/2040	32,190,467
27,550,000	US Treasury Bond«	4.38	05/15/2040	30,942,232
10,495,000	US Treasury Bond«	3.88	08/15/2040	10,849,206

				250,426,213

Total US Treasury Securities (Cost $230,016,766)

Short-Term Investments: 22.38%

Corporate Bonds & Notes: 0.90%
$2,808,375	Gryphon Funding Limited(v)(a)(i)	0.00	08/05/2011	$1,136,550
8,523,046	VFNC Corporation(v)††±(a)(i)	0.26	09/29/2011	4,858,134

				5,994,684

Shares		Yield
Investment Companies: 18.72%
10,896,559	Wells Fargo Advantage Money Market Trust(l)(u)	0.25		10,896,558
114,595,715	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28		114,595,715

				125,492,273

38 Wells Fargo Advantage Allocation Funds	Portfolio of Investments—September 30, 2010
INDEX ASSET ALLOCATION FUND

Principal	Security Name		Interest Rate	Maturity Date	Value
US Treasury Bills: 2.76%
$6,130,000	US Treasury Bill#^		0.20%	11/04/2010	$6,128,804
12,410,000	US Treasury Bill#^		0.19	02/03/2011	12,401,838

					18,530,642

Total Short-Term Investments (Cost $148,253,714)					150,017,599

Total Investments in Securities (Cost $760,654,281)*		117.67%			788,804,087

Other Assets and Liabilities, Net		(17.67)			(118,462,674)

Total Net Assets		100.00%			$670,341,413

#	Security pledged as collateral for futures transactions.

^	Zero coupon security. Rate represents yield to maturity.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $796,201,963 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$103,303,656
Gross unrealized depreciation	(110,701,532)

Net unrealized depreciation	$(7,397,876)
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Allocation Funds 39
MODERATE BALANCED FUND

Face/Share
Amount	Security Name	Value
Investments in Affiliated Master Portfolios: 100.02%
N/A	Wells Fargo Advantage C&B Large Cap Value Portfolio	$6,244,058
N/A	Wells Fargo Advantage Disciplined Growth Portfolio	3,746,549
N/A	Wells Fargo Advantage Disciplined Value Portfolio	6,198,686
N/A	Wells Fargo Advantage Emerging Growth Portfolio	876,260
N/A	Wells Fargo Advantage Equity Value Portfolio	6,242,036
N/A	Wells Fargo Advantage Index Portfolio	18,722,997
N/A	Wells Fargo Advantage Inflation-Protected Bond Portfolio	8,417,949
N/A	Wells Fargo Advantage International Core Portfolio	2,816,193
N/A	Wells Fargo Advantage International Growth Portfolio	2,815,724
N/A	Wells Fargo Advantage International Index Portfolio	2,800,033
N/A	Wells Fargo Advantage International Value Portfolio	2,805,076
N/A	Wells Fargo Advantage Large Cap Appreciation Portfolio	1,872,317
N/A	Wells Fargo Advantage Large Company Growth Portfolio	13,088,153
N/A	Wells Fargo Advantage Managed Fixed Income Portfolio	58,957,188
N/A	Wells Fargo Advantage Small Cap Index Portfolio	2,521,895
N/A	Wells Fargo Advantage Small Company Growth Portfolio	1,635,104
N/A	Wells Fargo Advantage Small Company Value Portfolio	250,628
N/A	Wells Fargo Advantage Stable Income Portfolio	28,058,979
N/A	Wells Fargo Advantage Strategic Small Cap Value Portfolio	2,267,563
N/A	Wells Fargo Advantage Total Return Bond Portfolio	16,846,354

Total Investments in Affiliated Master Portfolios (Cost $182,153,135)		187,183,742

Principal			Interest Rate	Maturity Date
Short-Term Investments: 1.25%

US Treasury Bills: 1.25%
$2,350,000	US Treasury Bill#^		0.19%	03/02/2011	2,347,743

Total Short-Term Investments (Cost $2,347,743)					2,347,743

Total Investments in Securities (Cost $184,500,878)*		101.27%			189,531,485

Other Assets and Liabilities, Net		(1.27)			(2,377,759)

Total Net Assets		100.00%			$187,153,726

#	Security pledged as collateral for futures transactions.

^	Zero coupon security. Rate represents yield to maturity.

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.
The accompanying notes are an integral part of these financial statements.

40 Wells Fargo Advantage Allocation Funds	Statements of Assets and Liabilities—September 30, 2010

	Conservative	Growth
	Allocation	Balanced
	Fund	Fund

Assets
Investments
In unaffiliated securities, (including securities on loan) at value	$1,838,786	$15,056,866
In affiliated Master Portfolios, at value	37,936,630	355,743,678
In affiliated securities, at value	0	0

Total investments, at value (see cost below)	39,775,416	370,800,544
Receivable for Fund shares sold	14,069	337,282
Receivable for dividends and interest	0	0
Receivable for securities lending income	0	0
Receivable from investment advisor	11,056	0
Prepaid expenses and other assets	13,284	26,131

Total assets	39,813,825	371,163,957

Liabilities
Payable for investments purchased	0	0
Payable for Fund shares redeemed	2,000	13,756,636
Payable upon receipt of securities loaned	0	0
Payable for daily variation margin on open futures contracts	8,287	222,560
Investment advisory fee payable	0	13,009
Distribution fees payable	0	8,886
Due to related parties	5,080	54,692
Shareholder report fees payable	31,871	74,467
Shareholding servicing fees payable	7,419	74,345
Professional fees payable	17,876	14,500
Accrued expenses and other liabilities	984	0

Total liabilities	73,517	14,219,095

Total net assets	$39,740,308	$356,944,862

NET ASSETS CONSIST OF
Paid-in capital	$65,476,644	$537,253,209
Undistributed net investment income	1,935,677	13,770,707
Accumulated net realized losses on investments	(28,892,545)	(203,581,515)
Net unrealized gains on investments	1,220,532	9,502,461

Total net assets	$39,740,308	$356,944,862

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	NA	$55,283,533
Shares outstanding – Class A	NA	2,134,946
Net Asset Value per share – Class A	NA	$25.89
Maximum offering price per share – Class A2	NA	$27.47 [2]
Net assets – Class B	NA	$6,923,742
Shares outstanding – Class B	NA	300,119
Net Asset Value per share – Class B	NA	$23.07
Net assets – Class C	NA	$7,664,906
Shares outstanding – Class C	NA	334,246
Net Asset Value per share – Class C	NA	$22.93
Net assets – Administrator Class	$39,740,308	$287,072,681
Shares outstanding – Administrator Class	2,145,991	12,275,242
Net Asset Value per share – Administrator Class	$18.52	$23.39

Total investments, at cost	$38,630,315	$363,219,522

Securities on loan, at value	$0	$0

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—September 30, 2010	Wells Fargo Advantage Allocation Funds 41

Index Asset	Moderate
Allocation	Balanced
Fund	Fund

$658,379,700	$2,347,743
0	187,183,742
130,424,387	0

788,804,087	189,531,485
50,487	194,682
2,841,724	0
8,531	0
0	0
0	32,053

791,704,829	189,758,220

29,372	0
917,702	2,395,211
118,826,513	0
726,081	79,399
281,438	3,087
16,179	1,794
131,067	26,248
93,551	38,743
134,720	40,791
37,305	18,276
169,488	945

121,363,416	2,604,494

$670,341,413	$187,153,726

$800,571,407	$209,416,359
288,826	5,281,923
(165,044,472)	(33,307,857)
34,525,652	5,763,301

$670,341,413	$187,153,726

$626,119,405	$7,992,144
35,654,894	444,698
$17.56	$17.97
$18.63 [2]	$19.07 [2]
$8,753,406	$1,257,056
815,038	70,421
$10.74	$17.85
$17,838,618	$1,725,647
1,664,691	97,121
$10.72	$17.77
$17,629,984	$176,178,879
1,003,136	9,730,949
$17.57	$18.11

$760,654,281	$184,500,878

$116,232,022	$0

42 Wells Fargo Advantage Allocation Funds	Statements of Operations—For the Year Ended September 30, 2010

	Conservative	Growth
	Allocation	Balanced
	Fund	Fund

Investment income
Dividends	$0	$0
Dividends allocated from affiliated Master Portfolios[1]	611,211	9,456,138
Interest	37,914	21,995
Interest allocated from affiliated Master Portfolios	6,555,848	15,314,582
Income from affiliated securities	0	0
Securities lending income, net	0	0
Expenses allocated from affiliated Master Portfolios	(1,474,116)	(4,791,459)
Waivers allocated from affiliated Master Portfolios	99,769	556,930

Total investment income	5,830,626	20,558,186

Expenses
Advisory fee	784,827	2,051,198
Administration fees
Fund level	156,562	410,240
Class A	NA	155,462
Class B	NA	26,920
Class C	NA	21,615
Administrator Class	313,124	746,822
Custody fees	0	0
Shareholder servicing fees
Class A	NA	140,692
Class B	NA	24,227
Class C	NA	19,564
Administrator Class	782,810	1,864,934
Accounting fees	17,554	26,401
Distribution fees
Class B	NA	72,715
Class C	NA	58,557
Professional fees	20,087	27,075
Registration fees	15,002	39,083
Shareholder report expenses	45,001	105,100
Trustees’ fees and expenses	3,532	12,391
Other fees and expenses	23,346	38,669

Total expenses	2,161,845	5,841,665
Less: Fee waivers and/or expense reimbursements	(867,781)	(1,951,503)

Net expenses	1,294,064	3,890,162

Net investment income	4,536,562	16,668,024

NET REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS

Net realized gains or losses from:
Unaffiliated securities	0	0
Affiliated securities	0	0
Futures transactions	(1,276,929)	(10,570,718)
Transactions allocated from affiliated Master Portfolios	(2,335,474)	18,847,894

Net realized gain (loss) from investments	(3,612,403)	8,277,176

Net change in unrealized gains or losses from:
Unaffiliated securities	0	0
Affiliated securities	0	0
Futures transactions	(275,387)	(294,552)
Transactions allocated from affiliated Master Portfolios	13,671,701	11,535,345

Net change in unrealized gains or losses on investments	13,396,314	11,240,793

Net realized and unrealized gains or losses on investments	9,783,911	19,517,969

Net increase in net assets resulting from operations	$14,320,473	$36,185,993

1. Net of foreign withholding taxes of	$167,347	$247,307
The accompanying notes are an integral part of these financial statements.

Statements of Operations—For the Year Ended September 30, 2010	Wells Fargo Advantage Allocation Funds 43

Index Asset	Moderate
Allocation	Balanced
Fund	Fund

$8,293,625	$0
0	1,576,627
10,771,584	3,361
0	7,138,845
24,974	0
130,478	0
0	(1,179,191)
0	148,494

19,220,661	7,688,136

4,256,475	552,913

345,523	110,582
1,754,687	22,802
32,559	3,922
50,562	4,451
24,562	209,693
47,514	0

1,586,011	20,664
29,424	3,554
45,244	4,042
61,076	521,484
27,944	10,974

88,272	10,658
137,508	12,122
51,013	32,798
24,999	35,000
155,001	45,001
10,578	10,578
176,823	17,660

8,905,775	1,628,898
(877,707)	(618,077)

8,028,068	1,010,821

11,192,593	6,677,315

(18,235,721)	0
(302,324)	0
(7,510,438)	(1,018,129)
0	7,520,205

(26,048,483)	6,502,076

67,341,282	0
1,609,517	0
3,184,666	185,529
0	7,548,191

72,135,465	7,733,720

46,086,982	14,235,796

$57,279,575	$20,913,111

$0	$42,340

44 Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended		Year Ended
	September 30, 2010		September 30, 2009

Operations
Net investment income		$4,536,562		$12,946,387
Net realized gains or losses on investments		(3,612,403)		(17,154,589)
Net change in unrealized gains or losses on investments		13,396,314		14,503,476

Net increase (decrease) in net assets resulting from operations		14,320,473		10,295,274

Distributions to shareholders from
Net investment income
Class A		NA		NA
Class B		NA		NA
Class C		NA		NA
Administrator Class		(12,043,396)		(18,792,992)
Net realized gains
Class A		NA		NA
Class B		NA		NA
Class C		NA		NA
Administrator Class		0		(2,638,483)

Total distributions to shareholders		(12,043,396)		(21,431,475)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	NA	NA	NA	NA
Class B	NA	NA	NA	NA
Class C	NA	NA	NA	NA
Administrator Class	2,776,375	55,852,362	6,778,676	107,926,719

		55,852,362		107,926,719

Net asset value of shares issued in reinvestment of distributions
Class A	NA	NA	NA	NA
Class B	NA	NA	NA	NA
Class C	NA	NA	NA	NA
Administrator Class	697,266	12,013,888	1,393,541	21,405,584

		12,013,888		21,405,584

Payment for shares redeemed
Class A	NA	NA	NA	NA
Class B	NA	NA	NA	NA
Class C	NA	NA	NA	NA
Administrator Class	(25,642,904)	(454,791,994)	(10,828,737)	(173,044,906)

		(454,791,994)		(173,044,906)

Net asset value of shares issued in acquisition Administrator Class	0	0	0	0

Net decrease in net assets resulting from capital share transactions		(386,925,744)		(43,712,603)

Total decrease in net assets		(384,648,667)		(54,848,804)

Net assets
Beginning of period		424,388,975		479,237,779

End of period		$39,740,308		$424,388,975

Undistributed net investment income		$1,935,677		$9,335,079

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Allocation Funds 45

Growth Balanced Fund				Index Asset Allocation Fund
Year Ended		Year Ended		Year Ended		Year Ended
September 30, 2010		September 30, 2009		September 30, 2010		September 30, 2009

	$16,668,024		$18,363,725		$11,192,593		$13,770,477
	8,277,176		(154,148,174)		(26,048,483)		(56,244,749)
	11,240,793		30,694,799		72,135,465		(17,727,983)

	36,185,993		(105,089,650)		57,279,575		(60,202,255)

	(886,051)		(1,141,385)		(10,477,654)		(12,622,827)
	(74,228)		(292,490)		(69,474)		(235,221)
	(84,420)		(130,410)		(130,766)		(243,696)
	(14,342,061)		(29,490,388)		(484,885)		(611,627)

	0		(168,242)		0		(73,264)
	0		(89,368)		0		(2,649)
	0		(30,238)		0		(2,215)
	0		(3,731,321)		0		(3,167)

	(15,386,760)		(35,073,842)		(11,162,779)		(13,794,666)

Shares		Shares		Shares		Shares

414,475	10,153,770	795,101	16,321,997	644,595	10,820,055	1,234,205	17,596,987
6,643	123,523	11,032	203,510	1,979	20,726	11,491	98,066
15,105	314,028	22,124	381,417	50,158	525,070	85,352	750,786
12,751,074	283,257,813	34,150,289	627,120,674	485,221	8,094,499	356,722	5,005,582

	293,849,134		644,027,598		19,460,350		23,451,421

34,645	859,542	66,280	1,269,345	587,495	10,030,884	838,017	12,175,152
3,243	72,091	21,681	371,902	6,086	64,006	24,804	218,798
3,638	80,397	8,868	151,841	10,646	111,723	23,405	206,821
639,777	14,299,010	1,912,938	33,070,800	28,431	483,795	41,938	609,911

	15,311,040		34,863,888		10,690,408		13,210,682

(607,439)	(15,152,309)	(738,648)	(14,812,025)	(4,953,283)	(83,810,093)	(6,830,133)	(96,663,066)
(356,007)	(7,884,918)	(791,291)	(14,431,131)	(710,698)	(7,334,328)	(1,482,104)	(12,870,713)
(45,667)	(1,011,839)	(90,958)	(1,641,652)	(312,375)	(3,224,656)	(518,967)	(4,519,330)
(44,911,710)	(980,802,485)	(46,422,491)	(827,834,580)	(1,180,154)	(19,830,786)	(700,526)	(9,821,331)

	(1,004,851,551)		(858,719,388)		(114,199,863)		(123,874,440)

4,302,152	93,512,961	0	0	0	0	0	0

	(602,178,416)		(179,827,902)		(84,049,105)		(87,212,337)

	(581,379,183)		(319,991,394)		(37,932,309)		(161,209,258)

	938,324,045		1,258,315,439		708,273,722		869,482,980

	$356,944,862		$938,324,045		$670,341,413		$708,273,722

	$13,770,707		$12,305,224		$288,826		$213,154

46 Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	Moderate Balanced Fund
	Year Ended		Year Ended
	September 30, 2010		September 30, 2009

Operations
Net investment income		$6,677,315		$8,790,347
Net realized gains or losses on investments		6,502,076		(29,245,227)
Net change in unrealized gains or losses on investments		7,733,720		12,201,507

Net increase (decrease) in net assets resulting from operations		20,913,111		(8,253,373)

Distributions to shareholders from
Net investment income
Class A		(296,526)		(263,142)
Class B		(36,142)		(53,839)
Class C		(42,451)		(37,718)
Administrator Class		(7,225,301)		(13,200,377)
Net realized gains
Class A		0		(81,272)
Class B		0		(22,182)
Class C		0		(15,819)
Administrator Class		0		(3,791,484)

Total distributions to shareholders		(7,600,420)		(17,465,833)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	202,034	3,716,472	230,988	3,447,139
Class B	3,804	88,531	34,723	521,701
Class C	31,794	588,499	14,915	231,733
Administrator Class	1,654,769	26,552,692	3,066,484	47,800,651

		30,946,194		52,001,224

Net asset value of shares issued in reinvestment of distributions
Class A	16,708	286,367	22,975	331,213
Class B	1,955	33,463	5,117	73,607
Class C	2,301	39,202	3,467	49,780
Administrator Class	417,205	7,188,444	1,149,823	16,658,857

		7,547,476		17,113,457

Payment for shares redeemed
Class A	(280,339)	(4,869,463)	(225,138)	(3,433,436)
Class B	(36,615)	(632,134)	(61,775)	(920,587)
Class C	(22,177)	(383,446)	(28,224)	(426,119)
Administrator Class	(11,510,745)	(200,941,927)	(7,732,355)	(116,648,988)

		(206,826,970)		(121,429,130)

Net decrease in net assets resulting from capital share transactions		(168,333,300)		(52,314,449)

Total decrease in net assets		(155,020,609)		(78,033,655)

Net assets
Beginning of period		342,174,335		420,207,990

End of period		$187,153,726		$342,174,335

Undistributed net investment income		$5,281,923		$6,145,073

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

48 Wells Fargo Advantage Allocation Funds	Financial Highlights

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net	Distributions
	Value Per	Investment		Gain (Loss)	Investment	from Net
	Share	Income		on Investments	Income	Realized Gains

Conservative Allocation Fund

Administrator Class
October 1, 2009 to September 30, 2010	$17.45	1.15		0.57	(0.65)	0.00
October 1, 2008 to September 30, 2009	$17.77	0.58		(0.05)	(0.75)	(0.10)
October 1, 2007 to September 30, 2008	$20.35	0.73		(2.04)	(0.72)	(0.55)
October 1, 2006 to September 30, 2007	$19.74	0.70		0.84	(0.64)	(0.29)
October 1, 2005 to September 30, 2006	$19.78	0.67		0.30	(0.63)	(0.38)

Growth Balanced Fund

Class A
October 1, 2009 to September 30, 2010	$24.12	0.40	[4]	1.75	(0.38)	0.00
October 1, 2008 to September 30, 2009	$25.63	0.41	[4]	(1.32)	(0.52)	(0.08)
October 1, 2007 to September 30, 2008	$36.21	0.63	[4]	(7.32)	(0.63)	(3.26)
October 1, 2006 to September 30, 2007	$33.51	0.61		4.40	(0.53)	(1.78)
October 1, 2005 to September 30, 2006	$33.09	0.60		1.98	(0.45)	(1.71)

Class B
October 1, 2009 to September 30, 2010	$21.46	0.22	[4]	1.53	(0.14)	0.00
October 1, 2008 to September 30, 2009	$22.70	0.22	[4]	(1.13)	(0.25)	(0.08)
October 1, 2007 to September 30, 2008	$32.51	0.36	[4]	(6.52)	(0.39)	(3.26)
October 1, 2006 to September 30, 2007	$30.29	0.33		3.95	(0.28)	(1.78)
October 1, 2005 to September 30, 2006	$30.12	0.30		1.81	(0.23)	(1.71)

Class C
October 1, 2009 to September 30, 2010	$21.42	0.19	[4]	1.56	(0.24)	0.00
October 1, 2008 to September 30, 2009	$22.77	0.23	[4]	(1.17)	(0.33)	(0.08)
October 1, 2007 to September 30, 2008	$32.60	0.36	[4]	(6.54)	(0.39)	(3.26)
October 1, 2006 to September 30, 2007	$30.37	0.33		3.97	(0.29)	(1.78)
October 1, 2005 to September 30, 2006	$30.19	0.32		1.80	(0.23)	(1.71)

Administrator Class
October 1, 2009 to September 30, 2010	$21.81	0.46	[4]	1.55	(0.43)	0.00
October 1, 2008 to September 30, 2009	$23.29	0.41	[4]	(1.21)	(0.60)	(0.08)
October 1, 2007 to September 30, 2008	$33.29	0.64	[4]	(6.67)	(0.71)	(3.26)
October 1, 2006 to September 30, 2007	$30.98	0.70		3.99	(0.60)	(1.78)
October 1, 2005 to September 30, 2006	$30.76	0.62		1.85	(0.54)	(1.71)

Index Asset Allocation Fund

Class A
October 1, 2009 to September 30, 2010	$16.42	0.28		1.14	(0.28)	0.00
October 1, 2008 to September 30, 2009	$17.63	0.31	[4]	(1.21)	(0.31)	(0.00)[5]
October 1, 2007 to September 30, 2008	$23.12	0.44	[4]	(4.36)	(0.44)	(1.13)
October 1, 2006 to September 30, 2007	$20.94	0.47	[4]	2.58	(0.47)	(0.40)
October 1, 2005 to September 30, 2006	$19.99	0.44		1.16	(0.43)	(0.22)

Class B
October 1, 2009 to September 30, 2010	$10.02	0.09	[4]	0.70	(0.07)	0.00
October 1, 2008 to September 30, 2009	$10.74	0.13	[4]	(0.74)	(0.11)	(0.00)[5]
October 1, 2007 to September 30, 2008	$14.07	0.18	[4]	(2.66)	(0.16)	(0.69)
October 1, 2006 to September 30, 2007	$12.73	0.19	[4]	1.57	(0.18)	(0.24)
October 1, 2005 to September 30, 2006	$12.15	0.18		0.70	(0.17)	(0.13)

1.	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

2.	Includes net expenses allocated from the Master Portfolios in which the Fund invests.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Master Portfolio by the corresponding Master porfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding.

5.	Amount is less than $0.005

6.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Allocation Funds 49

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses	Expenses	Return[1]	Rate	(000’s omitted)

$18.52	1.44%	1.13%[2]	0.85%[2]	10.12%	112%[3]	$39,740
$17.45	3.18%	1.09%[2]	0.85%[2]	3.68%	130%[3]	$424,389
$17.77	3.80%	1.06%[2]	0.85%[2]	(6.85)%	100%[3]	$479,238
$20.35	3.75%	1.05%[2]	0.85%[2]	8.05%	91%[3]	$615,216
$19.74	3.69%	1.04%[2]	0.85%[2]	5.14%	106%[3]	$515,658

$25.89	1.61%	1.38%[2]	1.20%[2]	9.00%	94%[3]	$55,284
$24.12	1.95%	1.32%[2]	1.20%[2]	(2.95)%	105%[3]	$55,318
$25.63	2.09%	1.34%[2]	1.20%[2]	(20.42)%	80%[3]	$55,626
$36.21	1.89%	1.32%[2]	1.20%[2]	15.55%	75%[3]	$79,411
$33.51	1.89%	1.30%[2]	1.20%[2]	8.13%	80%[3]	$64,560

$23.07	0.96%	2.12%[2]	1.95%[2]	8.19%	94%[3]	$6,924
$21.46	1.21%	2.08%[2]	1.95%[2]	(3.66)%	105%[3]	$13,869
$22.70	1.31%	2.09%[2]	1.95%[2]	(21.02)%	80%[3]	$31,892
$32.51	1.12%	2.06%[2]	1.95%[2]	14.69%	75%[3]	$66,097
$30.29	1.12%	2.05%[2]	1.95%[2]	7.30%	80%[3]	$73,602

$22.93	0.84%	2.12%[2]	1.95%[2]	8.20%	94%[3]	$7,665
$21.42	1.21%	2.06%[2]	1.95%[2]	(3.69)%	105%[3]	$7,738
$22.77	1.33%	2.08%[2]	1.95%[2]	(21.02)%	80%[3]	$9,588
$32.60	1.12%	2.06%[2]	1.95%[2]	14.72%	75%[3]	$15,226
$30.37	1.12%	2.05%[2]	1.95%[2]	7.29%	80%[3]	$16,351

$23.39	2.04%	1.19%[2]	0.95%[2]	9.32%	94%[3]	$287,073
$21.81	2.18%	1.14%[2]	0.95%[2]	(2.68)%	105%[3]	$861,399
$23.29	2.32%	1.16%[2]	0.95%[2]	(20.25)%	80%[3]	$1,161,210
$33.29	2.12%	1.14%[2]	0.95%[2]	15.84%	75%[3]	$1,804,249
$30.98	2.13%	1.12%[2]	0.95%[2]	8.40%	80%[3]	$1,919,297

$17.56	1.64%	1.26%	1.14%	8.72%	28%[6]	$626,119
$16.42	2.13%	1.29%	1.15%	(4.85)%	43%[6]	$646,455
$17.63	2.17%	1.29%	1.15%	(17.92)%	45%[6]	$777,876
$23.12	2.12%	1.25%	1.15%	14.83%	16%[6]	$914,716
$20.94	2.13%	1.26%	1.15%	8.13%	11%[6]	$871,848

$10.74	0.89%	2.02%	1.89%	7.90%	28%[6]	$8,753
$10.02	1.43%	2.04%	1.90%	(5.48)%	43%[6]	$15,201
$10.74	1.42%	2.04%	1.90%	(18.56)%	45%[6]	$31,831
$14.07	1.36%	2.00%	1.90%	14.03%	16%[6]	$85,203
$12.73	1.38%	2.01%	1.90%	7.33%	11%[6]	$125,661

50 Wells Fargo Advantage Allocation Funds	Financial Highlights

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net	Distributions
	Value Per	Investment		Gain (Loss)	Investment	from Net
	Share	Income		on Investments	Income	Realized Gains

Index Asset Allocation Fund (continued)

Class C
October 1, 2009 to September 30, 2010	$10.00	0.09	[4]	0.71	(0.08)	0.00
October 1, 2008 to September 30, 2009	$10.73	0.12	[4]	(0.73)	(0.12)	(0.00)[5]
October 1, 2007 to September 30, 2008	$14.07	0.18	[4]	(2.66)	(0.17)	(0.69)
October 1, 2006 to September 30, 2007	$12.75	0.18	[4]	1.56	(0.18)	(0.24)
October 1, 2005 to September 30, 2006	$12.16	0.17		0.72	(0.17)	(0.13)

Administrator Class
October 1, 2009 to September 30, 2010	$16.44	0.31		1.16	(0.34)	0.00
October 1, 2008 to September 30, 2009	$17.65	0.34	[4]	(1.20)	(0.35)	(0.00)[5]
October 1, 2007 to September 30, 2008	$23.15	0.50	[4]	(4.38)	(0.49)	(1.13)
October 1, 2006 to September 30, 2007	$20.97	0.54	[4]	2.57	(0.53)	(0.40)
October 1, 2005 to September 30, 2006	$20.02	0.41		1.24	(0.48)	(0.22)

Moderate Balanced Fund

Class A
October 1, 2009 to September 30, 2010	$17.12	0.38		1.03	(0.56)	0.00
October 1, 2008 to September 30, 2009	$17.85	0.38	[4]	(0.36)	(0.57)	(0.18)
October 1, 2007 to September 30, 2008	$22.76	0.55		(3.34)	(0.61)	(1.51)
October 1, 2006 to September 30, 2007	$21.97	0.65	[4]	1.73	(0.61)	(0.98)
October 1, 2005 to September 30, 2006	$22.23	0.60		0.75	(0.51)	(1.10)

Class B
October 1, 2009 to September 30, 2010	$16.99	0.30		0.97	(0.41)	0.00
October 1, 2008 to September 30, 2009	$17.67	0.26	[4]	(0.34)	(0.42)	(0.18)
October 1, 2007 to September 30, 2008	$22.53	0.42		(3.34)	(0.43)	(1.51)
October 1, 2006 to September 30, 2007	$21.76	0.47	[4]	1.72	(0.44)	(0.98)
October 1, 2005 to September 30, 2006	$22.04	0.42		0.76	(0.36)	(1.10)

Class C
October 1, 2009 to September 30, 2010	$16.96	0.28	[4]	0.99	(0.46)	0.00
October 1, 2008 to September 30, 2009	$17.64	0.26	[4]	(0.34)	(0.42)	(0.18)
October 1, 2007 to September 30, 2008	$22.52	0.41		(3.33)	(0.45)	(1.51)
October 1, 2006 to September 30, 2007	$21.77	0.47	[4]	1.72	(0.46)	(0.98)
October 1, 2005 to September 30, 2006	$22.05	0.43		0.75	(0.36)	(1.10)

Administrator Class
October 1, 2009 to September 30, 2010	$17.23	0.52	[4]	0.95	(0.59)	0.00
October 1, 2008 to September 30, 2009	$17.98	0.42	[4]	(0.37)	(0.62)	(0.18)
October 1, 2007 to September 30, 2008	$22.90	0.60		(3.36)	(0.65)	(1.51)
October 1, 2006 to September 30, 2007	$22.08	0.67	[4]	1.77	(0.64)	(0.98)
October 1, 2005 to September 30, 2006	$22.32	0.64		0.78	(0.56)	(1.10)
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Allocation Funds 51

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses	Expenses	Return[1]	Rate	(000’s omitted)

$10.72	0.89%	2.01%	1.89%	7.99%	28%[6]	$17,839
$10.00	1.39%	2.03%	1.90%	(5.51)%	43%[6]	$19,162
$10.73	1.42%	2.03%	1.90%	(18.56)%	45%[6]	$24,975
$14.07	1.37%	2.00%	1.90%	13.91%	16%[6]	$36,028
$12.75	1.38%	2.01%	1.90%	7.42%	11%[6]	$36,261

$17.57	1.89%	1.09%	0.89%	9.02%	28%[6]	$17,630
$16.44	2.39%	1.11%	0.90%	(4.61)%	43%[6]	$27,455
$17.65	2.43%	1.11%	0.90%	(17.73)%	45%[6]	$34,802
$23.15	2.35%	1.07%	0.90%	15.10%	16%[6]	$49,620
$20.97	2.39%	1.08%	0.90%	8.43%	11%[6]	$78,458

$17.97	2.42%	1.37%[2]	1.15%[2]	8.41%	103%[3]	$7,992
$17.12	2.47%	1.31%[2]	1.15%[2]	0.94%	116%[3]	$8,669
$17.85	2.88%	1.31%[2]	1.15%[2]	(13.39)%	89%[3]	$8,524
$22.76	2.80%	1.28%[2]	1.15%[2]	11.33%	82%[3]	$9,839
$21.97	2.75%	1.27%[2]	1.15%[2]	6.39%	93%[3]	$5,618

$17.85	1.65%	2.12%[2]	1.90%[2]	7.58%	103%[3]	$1,257
$16.99	1.72%	2.06%[2]	1.90%[2]	0.19%	116%[3]	$1,720
$17.67	2.13%	2.06%[2]	1.90%[2]	(14.06)%	89%[3]	$2,177
$22.53	2.01%	2.03%[2]	1.90%[2]	10.49%	82%[3]	$3,699
$21.76	1.99%	2.02%[2]	1.90%[2]	5.60%	93%[3]	$3,283

$17.77	1.59%	2.12%[2]	1.90%[2]	7.58%	103%[3]	$1,726
$16.96	1.72%	2.05%[2]	1.90%[2]	0.21%	116%[3]	$1,445
$17.64	2.13%	2.05%[2]	1.90%[2]	(14.05)%	89%[3]	$1,677
$22.52	2.03%	2.03%[2]	1.90%[2]	10.49%	82%[3]	$2,034
$21.77	2.00%	2.02%[2]	1.90%[2]	5.58%	93%[3]	$1,602

$18.11	3.06%	1.18%[2]	0.90%[2]	8.65%	103%[3]	$176,179
$17.23	2.72%	1.13%[2]	0.90%[2]	1.14%	116%[3]	$330,340
$17.98	3.13%	1.13%[2]	0.90%[2]	(13.17)%	89%[3]	$407,829
$22.90	3.00%	1.10%[2]	0.90%[2]	11.59%	82%[3]	$533,729
$22.08	2.98%	1.09%[2]	0.90%[2]	6.68%	93%[3]	$558,601

52 Wells Fargo Advantage Allocation Funds	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Conservative Allocation Fund (“Conservative Allocation Fund”), Wells Fargo Advantage Growth Balanced Fund (“Growth Balanced Fund”) Wells Fargo Advantage Index Asset Allocation Fund (“Index Asset Allocation Fund”) (formerly Wells Fargo Advantage Asset Allocation Fund) and Wells Fargo Advantage Moderate Balanced Fund (“Moderate Balanced Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund, except Index Asset Allocation Fund, seeks to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a “Master Portfolio”, collectively, the “Master Portfolios”) of Wells Fargo Master Trust, a registered open-end investment management company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the Master Portfolios for the year ended September 30, 2010 are included elsewhere in this report and should be read in conjunction with the respective Fund’s financial statements. As of September 30, 2010, each Fund, except Index Asset Allocation Fund, owns the following percentages in Master Portfolios:

	Conservative		Growth	Moderate
	Allocation Fund		Balanced Fund	Balanced Fund

C&B Large Cap Value Portfolio	0	%*	5%	2%
Disciplined Growth Portfolio	1%		30%	10%
Disciplined Value Portfolio	1%		30%	10%
Emerging Growth Portfolio	0	%*	10%	3%
Equity Value Portfolio	0	%*	5%	2%
Index Portfolio	0	%*	3%	1%
Inflation-Protected Bond Portfolio	2%		12%	8%
International Core Portfolio	1%		30%	10%
International Growth Portfolio	0	%*	7%	2%
International Index Portfolio	1%		30%	10%
International Value Portfolio	0	%*	3%	1%
Large Cap Appreciation Portfolio	1%		30%	10%
Large Company Growth Portfolio	1%		30%	10%
Managed Fixed Income Portfolio	9%		54%	37%
Small Cap Index Portfolio	0	%*	12%	4%
Small Company Growth Portfolio	0	%*	2%	1%
Small Company Value Portfolio	0	%*	0%*	0%*
Stable Income Portfolio	25%		NA	75%
Strategic Small Cap Value Portfolio	0	%*	12%	4%
Total Return Bond Portfolio	0	%*	1%	1%

*	Amount represent less than 0.5%

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds 53
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.
Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust’s Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and are representative of the securities’ fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.
Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.
Investments in open-end mutual funds and non-registered investment companies are valued at net asset value.
Investments in the Master Portfolios are valued daily based on each Fund’s proportionate share of each Master Portfolio’s net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in the this report.
Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Repurchase agreements
The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

54 Wells Fargo Advantage Allocation Funds	Notes to Financial Statements
Security loans
The Index Asset Allocation Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Index Asset Allocation Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Index Asset Allocation Fund and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended September 30, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statement of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statement of Assets and Liabilities.
In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Index Asset Allocation Fund’s former securities lending agent, as the various participating Funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Index Asset Allocation Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each such Fund’s percentage ownership of the joint account as of such date.
Futures contracts
The Funds may be subject to interest rate risk and/or equity price risk in the normal course of pursuing their investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds 55
Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date.
For each Fund that invests in a Master Portfolio, the securities transactions, realized gains or losses, and interest and dividend income are recorded by each Master Portfolio and each Fund records its daily proportionate share of each Master Portfolio’s income and realized and unrealized gains and losses.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2010 as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

		Accumulated Net
	Undistributed Net	Realized Losses
	Investment Income	on Investments	Paid-in Capital
Conservative Allocation Fund	$107,432	$(106,456)	$(976)
Growth Balanced Fund	184,219	(173,936)	(10,283)
Index Asset Allocation Fund	45,858	(45,858)	0
Moderate Balanced Fund	59,955	(68,437)	8,482
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

56 Wells Fargo Advantage Allocation Funds	Notes to Financial Statements
At September 30, 2010 estimated net capital loss carryforwards, which are available to offset future net realized capital gains were as follows:

	Expiration
	2015	2016	2017	2018
Conservative Allocation Fund	$0	$0	$15,438,774	$6,065,292
Growth Balanced Fund	0	0	106,543,939	82,801,709
Index Asset Allocation Fund	4,414,660	90,934,458	5,544,373	0
Moderate Balanced Fund	0	0	21,001,170	10,128,899
At September 30, 2010, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year were:

Deferred Post October
Capital Loss
Conservative Allocation Fund	$690,126
Growth Balanced Fund	4,399,392
Index Asset Allocation Fund	22,227,454
Moderate Balanced Fund	818,518
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes.
Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds 57
The following is a summary of the inputs used as of September 30, 2010 valuing the Funds’ investments in securities:

		Significant Other	Significant Other
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Conservative Allocation Fund
Equity securities
Affiliated Master Portfolios	$0	$37,936,630	$0	$37,936,630
U.S. Treasury obligations	0	1,838,786	0	1,838,786

Total	$0	$39,775,416	$0	$39,775,416

Growth Balanced Fund
Equity securities
Affiliated Master Portfolios	$0	$355,743,678	$0	$355,743,678
U.S. Treasury obligations	0	15,056,866	0	15,056,866

Total	$0	$370,800,544	$0	$370,800,544

Index Asset Allocation Fund
Equity securities
Common stocks	$387,620,060	$0	$0	$387,620,060
Agency securities	0	499,117	0	499,117
Asset backed securities	0	13,123	0	13,123
Collaterized mortgage obligations	0	227,975	0	227,975
Corporate bonds and notes	0	0	5,994,684	5,994,684
U.S. Treasury obligations	250,426,213	18,530,642	0	268,956,855
Short term investment
Investment companies	10,896,558	114,595,715	0	125,492,273

Total	$648,942,831	$133,866,572	$5,994,684	$788,804,087

Moderate Balanced Fund
Equity securities
Affiliated Master Portfolios	$0	$187,183,742	$0	$187,183,742
U.S. Treasury obligations	0	2,347,743	0	2,347,743

Total	$0	$189,531,485	$0	$189,531,485

Further details on the major security types listed above for each Fund can be found in the Portfolio of Investments.
As of September 30, 2010, the inputs used in valuing the Funds’ other financial instruments, which are carried at fair value, were as follows:

		Significant Other	Significant Other
	Quoted Price	Observable Inputs	Unobservable Inputs
Futures contracts	(Level 1)	(Level 2)	(Level 3)	Total
Conservative Allocation Fund	$75,431	$0	$0	$75,431
Growth Balanced Fund	1,921,439	0	0	1,921,439
Index Asset Allocation Fund	6,375,846	0	0	6,375,846
Moderate Balanced Fund	732,694	0	0	732,694

58 Wells Fargo Advantage Allocation Funds	Notes to Financial Statements
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Index Asset Allocation Fund

Corporate bonds and notes
Balance as of September 30, 2009	$5,428,124
Accrued discounts (premiums)	0
Realized gain (loss)	(5,207,686)
Change in unrealized appreciation (depreciation)	6,114,054
Net purchases (sales)	(339,808)
Transfer in (out) of Level 3	0
Balance as of September 30, 2010	$5,994,684
Change in unrealized appreciation (depreciation) relating to securities held at the end of reporting period.	$1,648,387
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Funds.
For each Fund, except Index Asset Allocation Fund, Funds Management is paid an annual investment advisory fee at an annual rate of 0.25% of each Fund’s average daily net assets.
For Index Asset Allocation Fund, Funds Management is paid an annual investment advisory fee starting at 0.60% and declining to 0.45% as average daily net assets increase. Prior to July 9, 2010, Index Asset Allocation Fund paid an annual investment advisory fee which started at 0.65% and declined to 0.50% as average daily net assets increased. For the year ended September 30, 2010, the investment advisory fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by a Fund to the investment adviser. Wells Capital Management, an affiliate of Funds Management, is the investment sub-adviser to the Funds. For each Fund, except Index Asset Allocation Fund, Wells Capital Management is paid an annual investment sub-advisory fee starting at 0.10% and declining to 0.05% as the average daily net assets of each Fund increase. For Index Asset Allocation Fund, Wells Capital Management is paid an annual investment sub-advisory fee starting at 0.15% and declining to 0.10% as average daily net assets increase.
Funds Management also acts as adviser to each Master Portfolio and is entitled to receive fees from each Master Portfolio for those services.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds 59

		Administration Fees
	Average Daily	(% of Average
	Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.05
	Next $5 billion	0.04
	Over $10 billion	0.03
Class A, Class B, Class C	All asset levels	0.26*
Administrator Class	All asset levels	0.10

*	Prior to July 9, 2010, class level administration fees for Class A, Class B and Class C were 0.28%.
Funds Management has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Custody and fund accounting fees
State Street Bank and Trust Company (“State Street”) provides custody services to Index Asset Allocation Fund and is entitled to an annual asset-based fee for domestic and global custody service. Prior to November 16, 2009, Wells Fargo Bank, N.A. provided custody services to Index Asset Allocation Fund and received a monthly fee at an annual rate of 0.02% of the Fund’s average daily net assets. Any Fund that invests its assets solely in one or more Master Portfolio or other investment companies does not incur a custody fee.
State Street also provides fund accounting services to each Fund and is entitled to receive annual asset-based fees and is reimbursed for out-of-pocket expenses incurred for providing these services. Prior to November 16, 2009, PNC Global Investment Servicing (“PNC”) served as fund accountant to each Fund and received an annual asset-based fee and an annual fixed fee from each Fund. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.
Distribution fees
The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of each class.
For the year ended September 30, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front end sales charges	Contingent deferred sales charges
	Class A	Class B	Class C
Growth Balanced Fund	87,779	6,799	289
Index Asset Allocation Fund	93,356	9,162	1,335
Moderate Balanced Fund	107,456	952	1,007
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.
A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

60 Wells Fargo Advantage Allocation Funds	Notes to Financial Statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations, for the year ended September 30, 2010, were as follows:

	Purchases at Cost		Sales Proceeds
Conservative Allocation Fund	$73,128,787	*	$170,856,760	*
Growth Balanced Fund	534,077,204	*	1,036,598,777	*
Index Asset Allocation Fund	182,783,269		261,865,887
Moderate Balanced Fund	322,735,917	*	715,312,909	*

*	Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund’s ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio’s purchases and sales.
6. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2010, the Funds entered into futures contracts for hedging purposes.
At September 30, 2010, the Funds had futures contracts outstanding as follows:

				Initial	Value at	Net Unrealized
	Expiration			Contract	September 30,	Appreciation/
	Date	Contracts	Type	Amount	2010	(Depreciation)
Conservative Allocation Fund	December 2010	15 Short	30-Year U.S. Treasury Bonds	$2,007,188	$2,005,782	$1,406
	December 2010	7 Long	S&P 500 Index	1,915,200	1,989,225	74,025
Growth Balanced Fund	December 2010	403 Short	30-Year U.S. Treasury Bonds	53,809,845	53,888,656	(78,811)
	December 2010	190 Long	S&P 500 Index	51,993,000	53,993,250	2,000,250
Index Asset Allocation Fund	December 2010	616 Long	S&P 500 Index	168,606,300	175,051,800	6,445,500
	December 2010	15 Long	30-Year U.S. Treasury Bonds	1,959,061	2,005,781	46,720
	December 2010	1246 Short	30-Year U.S. Treasury Bonds	166,497,189	166,613,563	(116,374)
Moderate Balanced Fund	December 2010	145 Short	30-Year U.S. Treasury Bonds	19,402,813	19,389,219	13,594
	December 2010	68 Long	S&P 500 Index	18,604,800	19,323,900	719,100
The Funds had average contract amounts in futures contracts outstanding during the year ended September 30, 2010 as follows:

	Short Contracts	Long Contracts
Conservative Allocation Fund	$15,483,298	$15,156,528
Growth Balanced Fund	127,899,718	121,959,263
Index Asset Allocation Fund	170,542,847	180,467,318
Moderate Balanced Fund	22,345,468	21,480,476
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2010 was as follows for Conservative Allocation Fund:

	Asset Derivatives
	Balance Sheet Location	Fair Value
Interest rate contracts	Net assets — Net unrealized gains on investments	$1,406	*
Equity contracts	Net assets — Net unrealized gains on investments	74,025	*
		$75,431

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of September 30, 2010 is reported separately on the Statement of Assets and Liabilities.

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds 61
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2010 was as follows for Conservative Allocation Fund:

	Amount of Realized	Change in Unrealized
	Gain or Loss	Appreciation or Depreciation
	on Derivatives	on Derivatives
Interest rate contracts	$(2,451,122)	$310,362
Equity contracts	1,174,193	(585,749)
	$(1,276,929)	$(275,387)
The fair value of derivative instruments as of September 30, 2010 was as follows for Growth Balanced Fund:

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts			Net assets — Net unrealized losses on investments	$78,811*
Equity contracts	Net assets — Net unrealized gains on investments	$2,000,250*

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of September 30, 2010 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2010 was as follows for Growth Balanced Fund:

	Amount of Realized	Change in Unrealized
	Gain or Loss	Appreciation or Depreciation
	on Derivatives	on Derivatives
Interest rate contracts	$(20,202,214)	$1,985,683
Equity contracts	9,631,496	(2,280,235)
	$(10,570,718)	$(294,552)
The fair value of derivative instruments as of September 30, 2010 was as follows for Index Asset Allocation Fund:

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Net assets — Net unrealized gains on investments	$46,720	*	Net assets — Net unrealized losses on investments	$116,374	*
Equity contracts	Net assets — Net unrealized gains on investments	6,445,500	*
		$6,492,220			$116,374

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of September 30, 2010 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2010 was as follows for Index Asset Allocation Fund:

	Amount of Realized	Change in Unrealized
	Gain or Loss	Appreciation or Depreciation
	on Derivatives	on Derivatives
Interest rate contracts	$(9,235,492)	$842,246
Equity contracts	1,725,054	2,342,420
	$(7,510,438)	$3,184,666

62 Wells Fargo Advantage Allocation Funds	Notes to Financial Statements
The fair value of derivative instruments as of September 30, 2010 was as follows for Moderate Balanced Fund:

	Asset Derivatives
	Balance Sheet Location	Fair Value
Interest rate contracts	Net assets — Net unrealized gains on investments	$13,594	*
Equity contracts	Net assets — Net unrealized gains on investments	719,100	*
		$732,694

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of September 30, 2010 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2010 was as follows for Moderate Balanced Fund:

	Amount of Realized	Change in Unrealized
	Gain or Loss	Appreciation or Depreciation
	on Derivatives	on Derivatives
Interest rate contracts	$(3,148,072)	$(533,571)
Equity contracts	2,129,943	719,100
	$(1,018,129)	$185,529
7. ACQUISITION
After the close of business on July 16, 2010, Growth Balanced Fund acquired the net assets of Wells Fargo Advantage Aggressive Allocation Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Administrator Class shares of Wells Fargo Advantage Aggressive Allocation Fund received Administrator Class shares of Growth Balanced Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Aggressive Allocation Fund for 4,302,152 shares of Growth Balanced Fund valued at $93,512,961 at an exchange ratio of 0.47. The investment portfolio of Wells Fargo Advantage Aggressive Allocation Fund with a fair value of $93,914,260, identified cost of $90,492,734 and unrealized appreciation of $3,421,526 at July 16, 2010 were the principal assets acquired by Growth Balanced Fund. The aggregate net assets of Wells Fargo Advantage Aggressive Allocation Fund and Growth Balanced Fund immediately prior to the acquisition were $93,512,961 and $835,788,923, respectively. The aggregate net assets of Growth Balanced Fund immediately after the acquisition were $929,301,884. For financial reporting purposes, assets received and shares issued by Growth Balanced Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Aggressive Allocation Fund was carried forward to align ongoing reporting Growth Balanced Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed October 1, 2009, the beginning of the annual reporting period for Growth Balanced Fund, the pro forma results of operations for the year ended September 30, 2010 would have been:

Net investment Income	$17,528,024
Net realized and unrealized gains on investments	$18,668,607
Net increase in net assets resulting from operations	$36,196,631
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Aggressive Allocation Fund that have been included in Growth Balanced Fund’s Statement of Operations since July 19, 2010.
8. BANK BORROWINGS
Each Fund, except Index Asset Allocation Fund, and certain funds in the Trust (excluding the money market funds) are party to a $25,000,000 revolving credit agreement with the Bank of New York Mellon. Index Asset Allocation Fund, certain other funds in the Trust (excluding the money market funds) and funds within Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company. Under each credit agreement, the Funds are each permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds 63
rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement with Bank of New York Mellon, each Fund, except Index Asset Allocation Fund, and certain funds in the Trust (excluding the money market funds) pay an annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata. Under the credit agreement with State Street Bank and Trust Company, Index Asset Allocation Fund and certain other funds in the Trust (excluding the money market funds) and funds within Wells Fargo Variable Trust, pay an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, these Funds paid an annual commitment fee equal to 0.15% of the unused balance, which was allocated pro rata.
For the year ended September 30, 2010, there were no borrowings by the Funds under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during each Fund’s tax years ended September 30, 2010 and September 30, 2009 were as follows:

	Ordinary Income		Long-Term Capital Gain
	2010	2009	2010	2009
Conservative Allocation Fund	$12,043,396	$18,793,495	$0	$2,637,980
Growth Balanced Fund	15,386,760	31,062,413	0	4,011,429
Index Asset Allocation Fund	11,162,779	13,713,555	0	81,111
Moderate Balanced Fund	7,600,420	13,556,994	0	3,908,839
As of September 30, 2010 the components of distributable earnings on a tax basis are shown on the table below.

	Undistributed	Unrealized
	Ordinary	Appreciation	Capital Loss
	Income	(Depreciation)	Carryforward*
Conservative Allocation Fund	$1,719,670	$(5,515,699)	$(22,194,192)
Growth Balanced Fund	5,502,842	(17,578,066)	(193,745,040)
Index Asset Allocation Fund	288,826	(7,397,876)	(123,120,945)
Moderate Balanced Fund	1,211,041	(5,079,105)	(31,948,577)

*	This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.
10. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

64 Wells Fargo Advantage Allocation Funds	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Conservative Allocation Fund, Wells Fargo Advantage Growth Balanced Fund, Wells Fargo Advantage Index Asset Allocation Fund, and Wells Fargo Advantage Moderate Balanced Fund, four of the funds constituting the Wells Fargo Funds Trust (collectively the “Funds”), as of September 30, 2010, and the related statements of operations for the period then ended, statements of changes in net assets for each of the years in the two year period presented and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of September 30, 2010, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 29, 2010

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 65
C&B LARGE CAP VALUE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 95.47%

Consumer Discretionary: 15.97%

Hotels, Restaurants & Leisure: 6.73%
274,100	Carnival Corporation	$10,473,361
151,200	Darden Restaurants Incorporated	6,468,336
138,900	McDonald’s Corporation	10,349,439

		27,291,136

Household Durables: 1.47%
9,200	NVR Incorporated†«	5,957,276

Media: 3.30%
338,400	Omnicom Group Incorporated	13,360,032

Multiline Retail: 2.78%
213,850	Kohl’s Corporation†	11,265,618

Textiles, Apparel & Luxury Goods: 1.69%
84,735	VF Corporation«	6,865,230

Consumer Staples: 10.47%

Beverages: 2.25%
132,000	Diageo plc ADR«	9,109,320

Household Products: 6.18%
152,000	Colgate-Palmolive Company	11,682,720
105,500	Henkel AG & Company KGaA ADR	4,752,775
132,600	Kimberly-Clark Corporation«	8,625,630

		25,061,125

Personal Products: 2.04%
257,400	Avon Products Incorporated«	8,265,114

Energy: 5.45%

Oil, Gas & Consumable Fuels: 5.45%
97,700	Chevron Corporation	7,918,585
229,600	Exxon Mobil Corporation	14,186,984

		22,105,569

Financials: 17.77%

Capital Markets: 2.82%
303,900	State Street Corporation	11,444,874

Consumer Finance: 3.02%
291,300	American Express Company	12,243,339

Diversified Financial Services: 4.04%
596,700	Bank of America Corporation	7,822,737
224,770	JPMorgan Chase & Company	8,556,994

		16,379,731

Insurance: 7.89%
172,700	Allstate Corporation	5,448,685
144,300	Axis Capital Holdings Limited«	4,753,242
68,100	Berkshire Hathaway Incorporated Class B†	5,630,508

66 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
C&B LARGE CAP VALUE PORTFOLIO

Shares	Security Name	Value
Insurance (continued)
117,400	Chubb Corporation«	$6,690,626
306,300	Willis Group Holdings	9,440,166

		31,963,227

Health Care: 10.05%

Health Care Equipment & Supplies: 2.93%
178,280	Baxter International Incorporated«	8,505,739
45,200	Becton Dickinson & Company«	3,349,320

		11,855,059

Health Care Providers & Services: 4.15%
187,600	Cardinal Health Incorporated	6,198,304
210,600	Quest Diagnostics Incorporated	10,628,982

		16,827,286

Pharmaceuticals: 2.97%
194,600	Johnson & Johnson«	12,057,416

Industrials: 18.00%

Air Freight & Logistics: 2.08%
126,300	United Parcel Service Incorporated Class B«	8,422,947

Commercial Services & Supplies: 4.94%
209,300	Avery Dennison Corporation	7,769,216
144,100	Cintas Corporation«	3,969,955
272,400	Republic Services Incorporated	8,305,476

		20,044,647

Industrial Conglomerates: 3.45%
438,300	General Electric Company	7,122,375
187,430	Tyco International Limited	6,884,304

		14,006,679

Machinery: 6.01%
171,100	Dover Corporation	8,933,131
89,400	Eaton Corporation«	7,374,606
170,900	Illinois Tool Works Incorporated«	8,035,718

		24,343,455

Professional Services: 1.52%
117,805	Manpower Incorporated«	6,149,421

Information Technology: 13.30%

Electronic Equipment & Instruments: 5.58%
1,251,800	Flextronics International Limited†«	7,560,872
315,820	Molex Incorporated Class A	5,520,534
326,800	Tyco Electronics Limited	9,549,096

		22,630,502

IT Services: 3.96%
126,210	Fiserv Incorporated†«	6,792,622
523,000	Western Union Company	9,241,410

		16,034,032

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 67
C&B LARGE CAP VALUE PORTFOLIO

Shares	Security Name	Value
Semiconductors & Semiconductor Equipment: 2.12%
204,850	Lam Research Corporation†	$8,572,973

Software: 1.64%
271,950	Microsoft Corporation	6,660,056

Materials: 1.74%

Chemicals: 1.74%
145,600	International Flavors & Fragrances Incorporated	7,064,512

Telecommunication Services: 2.72%

Wireless Telecommunication Services: 2.72%
444,200	Vodafone Group plc ADR	11,020,600

Total Common Stocks (Cost $362,742,918)		387,001,176

Preferred Stocks: 1.96%

Consumer Staples: 1.96%

		Yield
Household Products: 1.96%
147,900	Henkel AG & Company KGaA ADR	1.21%	7,957,020

Total Preferred Stocks (Cost $6,523,264)			7,957,020

Principal		Interest Rate	Maturity Date
Short-Term Investments: 21.38%

Corporate Bonds & Notes: 0.51%
$1,810,167	Gryphon Funding Limited(a)(i)(v)	0.00	08/05/2011	732,575
2,327,644	VFNC Corporation(a)(i)(v)††±	0.26	09/29/2011	1,326,757

				2,059,332

Shares		Yield
Investment Companies: 20.87%
9,014,762	Wells Fargo Advantage Money Market Trust(l)(u)	0.25	9,014,762
75,573,474	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	75,573,474

			84,588,236

Total Short-Term Investments (Cost $86,054,408)			86,647,568

Total Investments in Securities (Cost $455,320,590)*	118.81%		481,605,764

Other Assets and Liabilities, Net	(18.81)		(76,251,354)

Total Net Assets	100.00%		$405,354,410

68 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
C&B LARGE CAP VALUE PORTFOLIO

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $468,407,348 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$49,877,943
Gross unrealized depreciation	(36,679,527)

Net unrealized appreciation	$13,198,416
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 69
DISCIPLINED GROWTH PORTFOLIO

Shares	Security Name	Value
Common Stocks: 89.82%

Consumer Discretionary: 11.25%

Auto Components: 1.93%
38,200	Gentex Corporation	$745,282

Automobiles: 1.99%
62,900	Ford Motor Company«†	769,896

Hotels, Restaurants & Leisure: 1.82%
4,100	Chipotle Mexican Grill Incorporated«†	705,200

Media: 1.91%
17,700	DIRECTV Group Incorporated«†	736,851

Specialty Retail: 1.87%
27,000	Limited Brands Incorporated	723,060

Textiles, Apparel & Luxury Goods: 1.73%
13,400	Deckers Outdoor Corporation«†	669,464

Consumer Staples: 8.79%

Beverages: 2.10%
17,400	Hansen Natural Corporation†	811,188

Food & Staples Retailing: 3.36%
12,935	Wal-Mart Stores Incorporated	692,281
16,400	Whole Foods Market Incorporated«†	608,604

		1,300,885

Food Products: 1.61%
38,900	Tyson Foods Incorporated Class A«	623,178

Household Products: 1.72%
9,900	Energizer Holdings Incorporated«†	665,577

Energy: 8.75%

Energy Equipment & Services: 3.63%
21,000	Halliburton Company	694,470
15,200	Oil States International Incorporated†	707,560

		1,402,030

Oil, Gas & Consumable Fuels: 5.12%
58,175	El Paso Corporation	720,206
12,315	Newfield Exploration Company†	707,374
14,800	SM Energy Company	554,408

		1,981,988

Financials: 3.66%

Consumer Finance: 3.66%
17,700	American Express Company	743,931
17,000	Capital One Financial Corporation«	672,350

		1,416,281

70 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
DISCIPLINED GROWTH PORTFOLIO

Shares	Security Name	Value
Health Care: 8.88%

Biotechnology: 1.76%
11,800	Celgene Corporation†	$679,798

Health Care Equipment & Supplies: 1.92%
12,300	Varian Medical Systems Incorporated«†	744,150

Health Care Providers & Services: 1.77%
14,020	Express Scripts Incorporated«†	682,774

Life Sciences Tools & Services: 1.57%
13,000	Life Technologies Corporation†	606,970

Pharmaceuticals: 1.86%
11,200	Perrigo Company«	719,264

Industrials: 15.16%

Air Freight & Logistics: 1.95%
8,800	FedEx Corporation	752,400

Electrical Equipment: 1.96%
12,300	Rockwell Automation Incorporated«	759,279

Industrial Conglomerates: 1.96%
8,755	3M Company«	759,146

Machinery: 7.60%
9,900	Eaton Corporation	816,651
13,400	Illinois Tool Works Incorporated«	630,068
11,800	Joy Global Incorporated«	829,776
11,800	Toro Company«	663,514

		2,940,009

Road & Rail: 1.69%
11,800	CSX Corporation	652,776

Information Technology: 25.74%

Communications Equipment: 5.07%
14,800	Harris Corporation	655,492
52,200	JDS Uniphase Corporation†	646,758
21,700	Juniper Networks Incorporated«†	658,595

		1,960,845

Computers & Peripherals: 7.38%
2,810	Apple Incorporated†	797,337
15,270	Hewlett-Packard Company	642,409
15,400	NetApp Incorporated«†	766,766
17,700	SanDisk Corporation«†	648,705

		2,855,217

Electronic Equipment & Instruments: 4.56%
22,900	Avnet Incorporated†	618,529
38,200	Jabil Circuit Incorporated	550,462
14,800	Tech Data Corporation†	596,440

		1,765,431

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 71
DISCIPLINED GROWTH PORTFOLIO

Shares	Security Name	Value
IT Services: 2.04%
5,870	International Business Machines Corporation«	$787,402

Software: 6.69%
19,900	Autodesk Incorporated†	636,203
16,445	BMC Software Incorporated†	665,694
22,300	Microsoft Corporation	546,127
8,700	VMware Incorporated«†	738,978

		2,587,002

Materials: 5.52%

Chemicals: 3.46%
15,800	E.I. du Pont de Nemours & Company	704,996
12,290	Scotts Miracle-Gro Company«	635,762

		1,340,758

Metals & Mining: 2.06%
9,320	Freeport-McMoRan Copper & Gold Incorporated Class B	795,835

Telecommunication Services: 2.07%

Diversified Telecommunication Services: 2.07%
128,000	Qwest Communications International Incorporated	802,560

Total Common Stocks (Cost $30,574,925)		34,742,496

Short-Term Investments: 42.90%

Principal		Interest Rate	Maturity Date
Corporate Bonds & Notes: 1.19%
$403,729	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	163,389
519,144	VFNC Corporation(a)(i)(v)±††	0.26	09/29/2011	295,912

				459,301

Shares		Yield
Investment Companies: 41.71%
3,848,316	Wells Fargo Advantage Money Market Trust(l)(u)	0.25	3,848,316
12,284,855	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	12,284,855

			16,133,171

Total Short-Term Investments (Cost $16,460,177)			16,592,472

Total Investments in Securities (Cost $47,035,102)*	132.72%		51,334,968

Other Assets and Liabilities, Net	(32.72)		(12,656,311)

Total Net Assets	100.00%		$38,678,657

72 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
DISCIPLINED GROWTH PORTFOLIO

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investments.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

*	Cost for federal income tax purposes is $47,767,489 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,014,549
Gross unrealized depreciation	(1,447,070)

Net unrealized appreciation	$3,567,479
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 73
DISCIPLINED VALUE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.38%

Consumer Discretionary: 8.03%

Auto Components: 0.33%
5,091	TRW Automotive Holdings Corporation«†	$211,582

Automobiles: 0.67%
35,102	Ford Motor Company«†	429,648

Diversified Consumer Services: 0.22%
1,987	ITT Educational Services Incorporated«†	139,626

Household Durables: 0.70%
5,551	Whirlpool Corporation«	449,409

Media: 3.97%
51,518	Comcast Corporation Class A	931,445
5,156	DIRECTV Group Incorporated«†	214,644
9,965	Dish Network Corporation	190,929
14,953	Gannett Company Incorporated«	182,875
2,309	Time Warner Cable Incorporated	124,663
21,122	Time Warner Incorporated	647,389
7,400	Walt Disney Company«	245,014

		2,536,959

Multiline Retail: 0.83%
5,478	Big Lots Incorporated«†	182,144
15,146	Macy’s Incorporated«	349,721

		531,865

Specialty Retail: 0.98%
1,085	AutoZone Incorporated«†	248,367
5,530	Best Buy Company Incorporated	225,790
7,712	GameStop Corporation Class A«†	152,004

		626,161

Textiles, Apparel & Luxury Goods: 0.33%
2,606	VF Corporation«	211,138

Consumer Staples: 10.03%

Beverages: 0.30%
10,847	Constellation Brands Incorporated Class A«†	191,883

Food & Staples Retailing: 2.79%
8,629	CVS Caremark Corporation	271,555
15,482	Kroger Company	335,340
17,020	Safeway Incorporated«	360,143
15,315	Wal-Mart Stores Incorporated	819,659

		1,786,697

Food Products: 2.93%
16,722	Archer Daniels Midland Company	533,766
3,989	Corn Products International Incorporated	149,588
19,329	Del Monte Foods Company	253,403
2,876	Hormel Foods Corporation«	128,270
2,872	JM Smucker Company	173,842
4,183	Kraft Foods Incorporated Class A	129,087

74 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
DISCIPLINED VALUE PORTFOLIO

Shares	Security Name	Value
Food Products (continued)
12,776	Smithfield Foods Incorporated†	$215,020
18,082	Tyson Foods Incorporated Class A«	289,674

		1,872,650

Household Products: 2.36%
3,136	Energizer Holdings Incorporated«†	210,833
21,613	Procter & Gamble Company	1,296,132

		1,506,965

Personal Products: 0.26%
2,802	Herbalife Limited	169,101

Tobacco: 1.39%
27,983	Altria Group Incorporated	672,152
2,694	Lorillard Incorporated	216,355

		888,507

Energy: 10.81%

Energy Equipment & Services: 1.62%
5,810	Halliburton Company	192,137
14,068	National Oilwell Varco Incorporated«	625,604
4,681	Oil States International Incorporated«†	217,901

		1,035,642

Oil, Gas & Consumable Fuels: 9.19%
7,103	Apache Corporation«	694,389
26,407	Chevron Corporation	2,140,287
17,672	ConocoPhillips	1,014,903
16,309	El Paso Corporation	201,905
19,765	Marathon Oil Corporation	654,222
1,489	Occidental Petroleum Corporation	116,589
8,509	Sunoco Incorporated«	310,579
29,255	Valero Energy Corporation	512,255
2,491	Whiting Petroleum Corporation†	237,915

		5,883,044

Financials: 24.55%

Capital Markets: 2.27%
8,760	Ameriprise Financial Incorporated«	414,611
3,406	Goldman Sachs Group Incorporated	492,439
22,136	Morgan Stanley	546,316

		1,453,366

Commercial Banks: 3.43%
1,955	BOK Financial Corporation	88,229
5,489	Commerce Bancshares Incorporated	206,332
29,675	Fifth Third Bancorp	356,990
12,562	PNC Financial Services Group Incorporated«	652,093
41,217	US Bancorp	891,112

		2,194,756

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 75
DISCIPLINED VALUE PORTFOLIO

Shares	Security Name	Value
Consumer Finance: 1.44%
14,317	Capital One Financial Corporation«	$566,237
30,854	SLM Corporation«†	356,364

		922,601

Diversified Financial Services: 6.49%
82,946	Bank of America Corporation	1,087,422
260,804	Citigroup Incorporated†	1,017,136
53,763	JPMorgan Chase & Company	2,046,757

		4,151,315

Insurance: 7.84%
9,764	ACE Limited«	568,753
3,475	Allied World Assurance Holdings«	196,650
7,746	Aspen Insurance Holdings Limited	234,549
5,156	Assurant Incorporated«	209,849
3,860	Axis Capital Holdings Limited«	127,148
14,406	Berkshire Hathaway Incorporated Class B«†	1,191,088
6,732	Chubb Corporation«	383,657
4,577	Endurance Specialty Holdings Limited	182,165
10,484	MetLife Incorporated	403,110
7,679	Protective Life Corporation	167,095
12,645	Prudential Financial Incorporated	685,106
5,566	Reinsurance Group of America Incorporated	268,782
7,625	The Travelers Companies Incorporated	397,263

		5,015,215

Real Estate Investment Trusts: 2.53%
23,881	Annaly Capital Management Incorporated«	420,306
10,223	Commonwealth REIT	261,709
12,902	Hospitality Properties Trust«	288,102
14,791	Host Hotels & Resorts Incorporated«	214,174
6,004	Liberty Property Trust	191,528
2,870	Vornado Realty Trust	245,471

		1,621,290

Thrifts & Mortgage Finance: 0.55%
28,651	Hudson City Bancorp Incorporated«	351,261

Health Care: 13.22%

Biotechnology: 1.92%
12,966	Amgen Incorporated†	714,556
6,041	Biogen Idec Incorporated«†	339,021
4,939	Gilead Sciences Incorporated†	175,878

		1,229,455

Health Care Equipment & Supplies: 0.24%
3,356	Cooper Companies Incorporated	155,114

Health Care Providers & Services: 2.80%
9,668	Aetna Incorporated	305,605
7,484	CIGNA Corporation	267,778
10,329	Humana Incorporated†	518,929
19,932	UnitedHealth Group Incorporated	699,813

		1,792,125

76 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
DISCIPLINED VALUE PORTFOLIO

Shares	Security Name	Value
Life Sciences Tools & Services: 0.22%
2,954	Thermo Fisher Scientific Incorporated†	$141,438

Pharmaceuticals: 8.04%
5,872	Bristol-Myers Squibb Company«	159,190
22,411	Eli Lilly & Company«	818,674
16,091	Forest Laboratories Incorporated†	497,695
18,122	Johnson & Johnson«	1,122,839
20,485	Merck & Company Incorporated	754,053
12,403	Mylan Laboratories Incorporated«†	233,300
90,515	Pfizer Incorporated	1,554,143

		5,139,894

Industrials: 9.17%

Aerospace & Defense: 3.21%
2,721	Alliant Techsystems Incorporated«†	205,163
9,926	General Dynamics Corporation	623,452
5,566	L-3 Communications Holdings Incorporated«	402,255
2,310	Lockheed Martin Corporation	164,657
10,850	Northrop Grumman Corporation«	657,836

		2,053,363

Air Freight & Logistics: 0.92%
6,925	FedEx Corporation«	592,088

Airlines: 0.30%
16,427	Delta Air Lines Incorporated†	191,210

Commercial Services & Supplies: 0.36%
13,505	RR Donnelley & Sons Company«	229,045

Industrial Conglomerates: 2.73%
107,602	General Electric Company	1,748,533

Machinery: 1.09%
2,606	Eaton Corporation«	214,969
5,976	Oshkosh Truck Corporation†	164,340
8,221	Timken Company	315,358

		694,667

Road & Rail: 0.56%
3,211	CSX Corporation	177,633
4,287	Ryder System Incorporated«	183,355

		360,988

Information Technology: 5.79%

Computers & Peripherals: 1.05%
7,071	Hewlett-Packard Company	297,477
4,199	Lexmark International Incorporated†	187,359
13,980	NCR Corporation†	190,547

		675,383

Electronic Equipment & Instruments: 1.31%
7,681	Arrow Electronics Incorporated†	205,313
6,802	Avnet Incorporated†	183,722
19,264	Flextronics International Limited«†	116,355
9,797	Ingram Micro Incorporated Class A†	165,177
17,084	Vishay Intertechnology Incorporated†	165,373

		835,940

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 77
DISCIPLINED VALUE PORTFOLIO

Shares	Security Name	Value
IT Services: 1.45%
8,518	Computer Sciences Corporation	$391,828
2,807	International Business Machines Corporation«	376,531
9,885	SAIC Incorporated†	157,962

		926,321

Semiconductors & Semiconductor Equipment: 0.53%
10,240	Intel Corporation	196,915
12,804	Teradyne Incorporated«†	142,637

		339,552

Software: 1.45%
31,536	Microsoft Corporation	772,317
5,780	Oracle Corporation	155,193

		927,510

Materials: 3.64%

Chemicals: 2.43%
7,979	Ashland Incorporated	389,136
5,566	Cabot Corporation	181,285
6,950	Eastman Chemical Company	514,300
4,398	Lubrizol Corporation«	466,056

		1,550,777

Paper & Forest Products: 1.21%
3,840	Domtar Corporation	247,987
15,312	International Paper Company	333,036
7,963	MeadWestvaco Corporation	194,138

		775,161

Telecommunication Services: 5.70%

Diversified Telecommunication Services: 5.70%
80,347	AT&T Incorporated	2,297,924
53,482	Qwest Communications International Incorporated«	335,332
31,207	Verizon Communications Incorporated	1,017,036

		3,650,292

Utilities: 6.44%

Electric Utilities: 3.15%
8,490	Allegheny Energy Incorporated	208,175
7,278	DPL Incorporated	190,174
10,272	Edison International	353,254
2,477	Entergy Corporation	189,565
11,454	FirstEnergy Corporation«	441,437
16,805	Pepco Holdings Incorporated	312,573
7,746	Pinnacle West Capital Corporation«	319,677

		2,014,855

Gas Utilities: 0.48%
6,732	Energen Corporation	307,787

Independent Power Producers & Energy Traders: 0.88%
11,057	Constellation Energy Group Incorporated	356,478
10,112	NRG Energy Incorporated«†	210,532

		567,010

78 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
DISCIPLINED VALUE PORTFOLIO

Shares	Security Name	Value
Multi-Utilities: 1.93%
6,908	Ameren Corporation	$196,187
15,920	CMS Energy Corporation«	286,878
5,743	DTE Energy Company	263,774
27,983	NiSource Incorporated«	486,904

		1,233,743

Total Common Stocks (Cost $59,271,699)		62,312,932

Short-Term Investments: 29.01%

Principal		Interest Rate	Maturity Date
Corporate Bonds & Notes: 0.21%
$116,239	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	47,042
149,468	VFNC Corporation††±(a)(i)(v)	0.26	09/29/2011	85,197

				132,239

Shares		Yield
Investment Companies: 28.41%
1,225,908	Wells Fargo Advantage Money Market Trust(l)(u)	0.25	1,225,908
16,953,060	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28	16,953,060

			18,178,968

Principal			Interest Rate
US Treasury Bills: 0.39%
$250,000	US Treasury Bill^#		0.14	10/21/2010	249,980

Total Short-Term Investments (Cost $18,523,097)					18,561,187

Total Investments in Securities (Cost $77,794,796)*		126.39%			80,874,119

Other Assets and Liabilities, Net		(26.39)			(16,888,382)

Total Net Assets		100.00%			$63,985,737

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 79
DISCIPLINED VALUE PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(^)	Zero coupon bond. Interest rate presented is yield to maturity.

#	Security pledged as collateral for futures transactions.

*	Cost for federal income tax purposes is $78,701,496 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,157,954
Gross unrealized depreciation	(2,985,331)

Net unrealized appreciation	$2,172,623
The accompanying notes are an integral part of these financial statements.

80 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
EMERGING GROWTH PORTFOLIO

Shares	Security Name	Value
Common Stocks: 96.58%

Consumer Discretionary: 20.75%

Diversified Consumer Services: 1.57%
9,620	American Public Education Incorporated†«	$316,113
1,370	Capella Education Company†«	106,339

		422,452

Hotels, Restaurants & Leisure: 4.73%
8,500	Life Time Fitness Incorporated†«	335,495
5,700	Panera Bread Company†	505,077
6,900	Texas Roadhouse Incorporated†	97,014
8,860	WMS Industries Incorporated†	337,300

		1,274,886

Internet & Catalog Retail: 2.87%
29,836	Shutterfly Incorporated†	775,438

Leisure Equipment & Products: 0.66%
22,800	Summer Infant Incorporated†	178,296

Media: 0.87%
13,850	IMAX Corporation†	233,511

Specialty Retail: 8.70%
8,060	Dick’s Sporting Goods Incorporated†«	226,002
14,100	hhgregg Incorporated†«	349,116
14,720	Hibbett Sports Incorporated†	367,264
14,000	Tractor Supply Company	555,240
16,800	Ulta Salon Cosmetics & Fragrance Incorporated†	490,560
13,100	Vitamin Shoppe Incorporated†	359,595

		2,347,777

Textiles, Apparel & Luxury Goods: 1.35%
2,900	Lululemon Athletica Incorporated†«	129,688
4,600	Warnaco Group Incorporated†	235,198

		364,886

Energy: 5.75%

Energy Equipment & Services: 0.66%
21,100	Newpark Resources Incorporated†	177,240

Oil, Gas & Consumable Fuels: 5.09%
31,000	Brigham Exploration Company†«	581,250
32,900	Northern Oil & Gas Incorporated†	557,326
12,100	Oasis Petroleum Incorporated†	234,377

		1,372,953

Financials: 2.01%

Capital Markets: 1.34%
27,300	Financial Engines Incorporated†«	362,544

Diversified Financial Services: 0.67%
2,800	Portfolio Recovery Associates Incorporated†	181,020

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 81
EMERGING GROWTH PORTFOLIO

Shares	Security Name	Value
Health Care: 19.91%

Biotechnology: 2.81%
3,700	Acorda Therapeutics Incorporated†	$122,174
5,800	Alexion Pharmaceuticals Incorporated†	373,288
36,300	Exact Sciences Corporation†«	262,812

		758,274

Health Care Equipment & Supplies: 10.88%
11,400	ArthroCare Corporation†	309,852
37,500	DexCom Incorporated†«	495,750
2,800	Heartware International Incorporated†	192,528
9,390	Masimo Corporation	256,441
4,010	NuVasive Incorporated†«	140,911
29,700	NxStage Medical Incorporated†	567,270
11,100	Sirona Dental Systems Incorporated†	400,044
22,060	Volcano Corporation†	573,119

		2,935,915

Health Care Providers & Services: 1.98%
4,890	Catalyst Health Solutions Incorporated†	172,177
4,700	HMS Holdings Corporation†	277,018
17,100	Sharps Compliance Corporation†«	86,355

		535,550

Health Care Technology: 1.19%
8,800	SXC Health Solutions Corporation†	320,936

Life Sciences Tools & Services: 1.29%
2,400	Dionex Corporation†	207,456
1,120	Mettler-Toledo International Incorporated†	139,373

		346,829

Pharmaceuticals: 1.76%
87,000	Akorn Incorporated†	351,480
5,200	MAP Pharmaceuticals Incorporated†«	79,560
6,018	Nupathe Incorporated†	43,390

		474,430

Industrials: 9.77%

Commercial Services & Supplies: 1.39%
11,900	EnerNOC Incorporated†«	373,779

Electrical Equipment: 7.38%
36,740	Altra Holdings Incorporated†	541,180
12,790	Baldor Electric Company	516,716
21,290	Harbin Electric Incorporated†«	380,878
13,270	Polypore International Incorporated†	400,223
2,600	Regal-Beloit Corporation	152,594

		1,991,591

Machinery: 0.74%
4,950	Badger Meter Incorporated«	200,376

Professional Services: 0.26%
2,800	ICF International Incorporated†	70,196

82 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
EMERGING GROWTH PORTFOLIO

Shares	Security Name	Value
Information Technology: 38.39%

Communications Equipment: 4.94%
26,000	Aruba Networks Incorporated†	$554,840
6,200	Ixia†	76,880
2,700	Meru Networks Incorporated†	46,548
23,100	Oclaro Incorporated†	369,831
6,260	Riverbed Technology Incorporated†	285,331

		1,333,430

Electronic Equipment & Instruments: 0.74%
5,500	OSI Systems Incorporated†	199,760

Internet Software & Services: 10.31%
15,500	Envestnet Incorporated†	162,130
21,020	GSI Commerce Incorporated†	519,194
60,400	Liveperson Incorporated†	507,360
6,070	LogMeIn Incorporated†	218,399
29,400	LoopNet Incorporated†	348,096
3,310	Mercadolibre Incorporated†	238,916
32,400	Perficient Incorporated†	296,136
16,200	SciQuest Incorporated†	195,696
2,100	SouFun Holdings Limited ADR†«	136,878
4,130	VistaPrint NV†«	159,625

		2,782,430

IT Services: 0.90%
6,800	Wright Express Corporation†	242,828

Semiconductors & Semiconductor Equipment: 8.32%
24,610	Entegris Incorporated†	114,929
98,800	Entropic Communications Incorporated†	948,480
13,350	MaxLinear Incorporated Class A†	149,787
12,900	Monolithic Power Systems†	210,657
15,200	NetLogic Microsystems Incorporated†«	419,216
9,500	Silicon Laboratories Incorporated†	348,175
1,500	Veeco Instruments Incorporated†«	52,305

		2,243,549

Software: 13.18%
2,000	ArcSight Incorporated†	87,120
29,830	Ariba Incorporated†	563,787
7,300	Chinacache International Holdings Limited ADR†	101,470
11,810	Concur Technologies Incorporated†«	583,886
14,500	Fortinet Incorporated†	362,500
30,520	GSE Systems Incorporated†	102,852
16,940	PROS Holdings Incorporated†	157,203
9,200	Radiant Systems Incorporated†	157,320
3,180	Rovi Corporation†	160,304
5,600	Solera Holdings Incorporated	247,296
12,100	Sourcefire Incorporated†«	348,964
25,010	SuccessFactors Incorporated†«	628,001
1,700	Vanceinfo Technologies Incorporated ADR†	54,978

		3,555,681

Total Common Stocks (Cost $19,980,046)		26,056,557

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 83
EMERGING GROWTH PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
Short-Term Investments: 21.39%

Corporate Bonds & Notes: 3.30%
$781,513	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	$316,278
1,004,926	VFNC Corporation(v)±(a)(i)††	0.26	09/29/2011	572,808

				889,086

Shares		Yield
Investment Companies: 18.09%
814,703	Wells Fargo Advantage Money Market Trust(u)(l)	0.25		814,703
4,066,154	Wells Fargo Securities Lending Cash Investments LLC(v)(u)(l)	0.28		4,066,154

				4,880,857

Total Short-Term Investments (Cost $5,513,855)		5,769,943

Total Investments in Securities (Cost $25,493,901)*	117.97%	31,826,500

Other Assets and Liabilities, Net	(17.97)	(4,847,497)

Total Net Assets	100.00%	$26,979,003

(v)	Security represents investment of cash collateral received from securities on loan.

†	Non-income earning securities.

«	All or a portion of this security is on loan.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate.

*	Cost for federal income tax purposes is $26,208,062 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$6,962,758
Gross unrealized depreciation	(1,344,320)

Net unrealized appreciation	$5,618,438
The accompanying notes are an integral part of these financial statements.

84 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
EQUITY VALUE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 98.90%

Consumer Discretionary: 11.05%

Auto Components: 1.82%
95,550	Lear Corporation†	$7,541,762

Hotels, Restaurants & Leisure: 1.89%
285,300	Wyndham Worldwide Corporation«	7,837,191

Household Durables: 0.85%
199,300	Newell Rubbermaid Incorporated«	3,549,533

Media: 3.25%
235,200	Gannett Company Incorporated«	2,876,496
146,700	News Corporation Class A	1,915,902
62,100	Time Warner Incorporated	1,903,365
187,600	Viacom Incorporated Class B	6,789,244

		13,485,007

Multiline Retail: 1.10%
198,000	Macy’s Incorporated	4,571,820

Specialty Retail: 0.38%
50,000	Williams-Sonoma Incorporated«	1,585,000

Textiles, Apparel & Luxury Goods: 1.76%
121,600	Phillips-Van Heusen Corporation«	7,315,456

Consumer Staples: 7.43%

Beverages: 3.35%
278,600	Constellation Brands Incorporated Class A«†	4,928,434
43,500	Hansen Natural Corporation†	2,027,970
119,000	The Coca-Cola Company	6,963,880

		13,920,284

Food & Staples Retailing: 1.87%
120,100	Costco Wholesale Corporation«	7,745,249

Food Products: 0.56%
145,100	Tyson Foods Incorporated Class A«	2,324,502

Tobacco: 1.65%
115,300	Reynolds American Incorporated	6,847,667

Energy: 12.26%

Oil, Gas & Consumable Fuels: 12.26%
69,900	Alpha Natural Resources Incorporated†	2,876,385
135,200	Chesapeake Energy Corporation	3,062,280
158,100	Chevron Corporation	12,814,005
52,000	Devon Energy Corporation	3,366,480
395,000	El Paso Corporation	4,890,100
133,000	Hess Corporation	7,862,960
116,700	Newfield Exploration Company†	6,703,248
97,400	Whiting Petroleum Corporation†	9,302,674

		50,878,132

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 85
EQUITY VALUE PORTFOLIO

Shares	Security Name	Value
Financials: 26.11%

Capital Markets: 1.77%
114,000	Ameriprise Financial Incorporated	$5,395,620
92,600	INVESCO Limited	1,965,898

		7,361,518

Commercial Banks: 5.70%
172,800	Comerica Incorporated	6,419,520
218,700	Fifth Third Bancorp	2,630,961
829,900	KeyCorp	6,606,004
124,000	PNC Financial Services Group Incorporated	6,436,840
217,000	Regions Financial Corporation	1,577,590

		23,670,915

Consumer Finance: 1.77%
103,300	Capital One Financial Corporation«	4,085,515
195,000	Discover Financial Services	3,252,600

		7,338,115

Diversified Financial Services: 7.90%
1,125,000	Bank of America Corporation	14,748,750
2,300,000	Citigroup Incorporated†	8,970,000
238,400	JPMorgan Chase & Company	9,075,888

		32,794,638

Insurance: 4.90%
54,000	ACE Limited	3,145,500
94,600	AFLAC Incorporated	4,891,766
123,600	Hartford Financial Services Group Incorporated«	2,836,620
58,800	Prudential Financial Incorporated	3,185,784
290,200	XL Group plc	6,285,732

		20,345,402

Real Estate Investment Trusts: 3.02%
65,250	Simon Property Group Incorporated«	6,051,285
75,725	Vornado Realty Trust«	6,476,759

		12,528,044

Real Estate Management & Development: 1.05%
238,200	CB Richard Ellis Group Incorporated Class A†	4,354,296

Health Care: 9.98%

Biotechnology: 1.66%
124,900	Amgen Incorporated†	6,883,239

Health Care Providers & Services: 4.58%
252,200	AmerisourceBergen Corporation	7,732,452
42,600	Humana Incorporated†	2,140,224
39,200	Medco Health Solutions Incorporated†	2,040,752
202,000	UnitedHealth Group Incorporated	7,092,220

		19,005,648

Pharmaceuticals: 3.74%
40,400	AstraZeneca plc ADR«	2,048,280
167,700	Merck & Company Incorporated	6,173,037

86 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
EQUITY VALUE PORTFOLIO

Shares	Security Name	Value
Pharmaceuticals (continued)
77,400	Novartis AG ADR«	$4,463,658
166,400	Pfizer Incorporated	2,857,088

		15,542,063

Industrials: 12.27%

Industrial Conglomerates: 5.76%
1,150,600	General Electric Company	18,697,250
254,100	Textron Incorporated«	5,224,296

		23,921,546

Machinery: 3.97%
43,950	Bucyrus International Incorporated Class A«	3,047,933
73,000	Caterpillar Incorporated«	5,743,640
32,000	Cummins Incorporated«	2,898,560
33,000	Eaton Corporation«	2,722,170
61,600	Pentair Incorporated«	2,071,608

		16,483,911

Road & Rail: 2.54%
88,900	Canadian Pacific Railway Limited	5,416,677
482,000	Hertz Global Holdings Incorporated«†	5,104,380

		10,521,057

Information Technology: 5.24%

Communications Equipment: 1.76%
856,800	Motorola Incorporated†	7,308,504

Office Electronics: 1.16%
465,100	Xerox Corporation«	4,813,785

Semiconductors & Semiconductor Equipment: 2.32%
332,100	Advanced Micro Devices Incorporated«†	2,361,231
266,300	Atmel Corporation†	2,119,748
434,900	Micron Technology Incorporated«†	3,135,629
97,000	Skyworks Solutions Incorporated†	2,005,960

		9,622,568

Materials: 5.64%

Chemicals: 2.11%
94,500	E.I. du Pont de Nemours & Company	4,216,590
61,600	Eastman Chemical Company	4,558,400

		8,774,990

Containers & Packaging: 1.16%
82,000	Ball Corporation	4,825,700

Metals & Mining: 2.37%
74,000	Freeport-McMoRan Copper & Gold Incorporated Class B	6,318,860
84,200	Reliance Steel & Aluminum Company	3,496,826

		9,815,686

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 87
EQUITY VALUE PORTFOLIO

Shares	Security Name	Value
Telecommunication Services: 5.40%

Diversified Telecommunication Services: 5.40%
154,100	AT&T Incorporated	$4,407,260
1,700,000	Qwest Communications International Incorporated«	10,659,000
225,000	Verizon Communications Incorporated	7,332,750

		22,399,010

Utilities: 3.52%

Electric Utilities: 0.95%
106,100	The Southern Company«	3,951,164

Gas Utilities: 0.98%
231,600	Questar Corporation	4,059,948

Multi-Utilities: 0.65%
156,100	NiSource Incorporated«	2,716,140

Water Utilities: 0.94%
167,800	American Water Works Company Incorporated	3,904,705

Total Common Stocks (Cost $370,751,312)		410,544,195

Principal		Interest Rate	Maturity Date
Short-Term Investments: 21.83%

Corporate Bonds & Notes: 0.35%
$1,259,393	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	509,676
1,619,418	VFNC Corporation(a)(i)(v)±††	0.26	09/29/2011	923,068

				1,432,744

Shares		Yield
Investment Companies: 21.48%
3,179,548	Wells Fargo Advantage Money Market Trust(l)(u)	0.25		3,179,548
86,000,974	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28		86,000,974

				89,180,522

Total Short-Term Investments (Cost $90,200,586)				90,613,266

Total Investments in Securities (Cost $460,951,898)*		120.73%		501,157,461
Other Assets and Liabilities, Net		(20.73)		(86,060,183)

Total Net Assets		100.00%		$415,097,278

88 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
EQUITY VALUE PORTFOLIO

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investments.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

*	Cost for federal income tax purposes is $462,562,913 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$45,321,039
Gross unrealized depreciation	(6,726,491)

Net unrealized appreciation	$38,594,548
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 89
INDEX PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.58%

Consumer Discretionary: 10.17%

Auto Components: 0.22%
141,097	Johnson Controls Incorporated	$4,303,459
50,908	The Goodyear Tire & Rubber Company†	547,261

		4,850,720

Automobiles: 0.46%
720,734	Ford Motor Company«†	8,821,784
49,350	Harley-Davidson Incorporated«	1,403,514

		10,225,298

Distributors: 0.07%
33,029	Genuine Parts Company	1,472,763

Diversified Consumer Services: 0.13%
26,588	Apollo Group Incorporated Class A†	1,365,294
13,193	DeVry Incorporated	649,228
64,651	H&R Block Incorporated	837,230

		2,851,752

Hotels, Restaurants & Leisure: 1.68%
91,089	Carnival Corporation	3,480,511
29,015	Darden Restaurants Incorporated	1,241,262
62,469	International Game Technology	902,677
60,064	Marriott International Incorporated Class A«	2,152,093
223,040	McDonald’s Corporation	16,618,710
155,093	Starbucks Corporation«	3,967,279
39,842	Starwood Hotels & Resorts Worldwide Incorporated«	2,093,697
37,434	Wyndham Worldwide Corporation«	1,028,312
15,788	Wynn Resorts Limited«	1,369,925
97,863	Yum! Brands Incorporated	4,507,570

		37,362,036

Household Durables: 0.40%
58,701	D.R. Horton Incorporated«	652,755
31,928	Fortune Brands Incorporated«	1,571,815
14,574	Harman International Industries Incorporated«†	486,917
30,688	Leggett & Platt Incorporated	698,459
33,330	Lennar Corporation«	512,615
58,320	Newell Rubbermaid Incorporated	1,038,679
70,575	Pulte Homes Incorporated«†	618,237
34,717	Stanley Black & Decker Incorporated	2,127,458
15,926	Whirlpool Corporation	1,289,369

		8,996,304

Internet & Catalog Retail: 0.74%
74,137	Amazon.com Incorporated«†	11,643,957
43,521	Expedia Incorporated	1,227,727
10,140	Priceline.com Incorporated†	3,532,168

		16,403,852

Leisure Equipment & Products: 0.15%
56,298	Eastman Kodak Company«†	236,452
29,301	Hasbro Incorporated	1,304,188
75,383	Mattel Incorporated	1,768,485

		3,309,125

90 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INDEX PORTFOLIO

Shares	Security Name	Value
Media: 3.00%
142,654	CBS Corporation Class B	$2,262,492
588,137	Comcast Corporation Class A	10,633,517
181,641	DIRECTV Group Incorporated«†	7,561,715
59,646	Discovery Communications Incorporated Class C«†	2,597,583
49,994	Gannett Company Incorporated«	611,427
102,436	Interpublic Group of Companies Incorporated«†	1,027,433
64,774	McGraw-Hill Companies Incorporated«	2,141,428
7,615	Meredith Corporation«	253,656
24,763	New York Times Company Class A†	191,666
477,881	News Corporation Class A	6,241,126
63,152	Omnicom Group Incorporated	2,493,241
18,818	Scripps Networks Interactive Incorporated	895,360
74,456	Time Warner Cable Incorporated	4,019,879
235,650	Time Warner Incorporated	7,222,673
127,443	Viacom Incorporated Class B	4,612,162
400,800	Walt Disney Company	13,270,488
1,249	Washington Post Company Class B«	498,863

		66,534,709

Multiline Retail: 0.84%
15,833	Big Lots Incorporated«†	526,447
27,795	Family Dollar Stores Incorporated«	1,227,427
49,549	JCPenney Company Incorporated«	1,346,742
64,542	Kohl’s Corporation†	3,400,073
88,575	Macy’s Incorporated	2,045,197
35,366	Nordstrom Incorporated	1,315,615
9,279	Sears Holdings Corporation«†	669,387
151,185	Target Corporation«	8,079,326

		18,610,214

Specialty Retail: 1.95%
18,499	Abercrombie & Fitch Company Class A«	727,381
13,191	AutoNation Incorporated†	306,691
6,009	AutoZone Incorporated«†	1,375,520
55,299	Bed Bath & Beyond Incorporated†	2,400,530
72,518	Best Buy Company Incorporated«	2,960,910
46,883	CarMax Incorporated«†	1,306,160
31,507	GameStop Corporation Class A«†	621,003
92,081	Gap Incorporated	1,716,390
348,976	Home Depot Incorporated«	11,055,560
55,465	Limited Brands Incorporated	1,485,353
294,066	Lowe’s Companies Incorporated	6,554,731
29,078	O’Reilly Automotive Incorporated«†	1,546,950
57,829	Office Depot Incorporated†	266,013
26,276	RadioShack Corporation«	560,467
25,243	Ross Stores Incorporated«	1,378,773
153,000	Staples Incorporated«	3,200,760
26,460	Tiffany & Company«	1,243,355
83,961	TJX Companies Incorporated	3,747,179
26,983	Urban Outfitters Incorporated«†	848,346

		43,302,072

Textiles, Apparel & Luxury Goods: 0.53%
62,324	Coach Incorporated	2,677,439
80,976	Nike Incorporated Class B	6,489,417

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 91
INDEX PORTFOLIO

Shares	Security Name	Value
Textiles, Apparel & Luxury Goods (continued)
13,661	Polo Ralph Lauren Corporation	$1,227,577
18,108	VF Corporation	1,467,110

		11,861,543

Consumer Staples: 11.01%

Beverages: 2.61%
21,749	Brown-Forman Corporation Class B«	1,340,608
69,513	Coca-Cola Enterprises Incorporated†	2,154,903
37,131	Constellation Brands Incorporated Class A«†	656,847
50,055	Dr Pepper Snapple Group Incorporated	1,777,954
33,118	Molson Coors Brewing Company	1,563,832
333,392	PepsiCo Incorporated	22,150,564
483,964	The Coca-Cola Company	28,321,573

		57,966,281

Food & Staples Retailing: 2.43%
92,023	Costco Wholesale Corporation«	5,934,563
284,624	CVS Caremark Corporation	8,957,117
134,551	Kroger Company	2,914,375
79,967	Safeway Incorporated	1,692,102
44,457	SUPERVALU Incorporated«	512,589
123,299	Sysco Corporation	3,516,487
419,135	Wal-Mart Stores Incorporated	22,432,105
203,936	Walgreen Company	6,831,856
30,619	Whole Foods Market Incorporated«†	1,136,271

		53,927,465

Food Products: 1.82%
133,975	Archer Daniels Midland Company	4,276,482
40,556	Campbell Soup Company«	1,449,877
92,135	ConAgra Foods Incorporated	2,021,442
38,162	Dean Foods Company†	389,634
134,581	General Mills Incorporated	4,917,590
66,709	H.J. Heinz Company	3,160,005
14,513	Hormel Foods Corporation«	647,280
25,043	JM Smucker Company	1,515,853
54,622	Kellogg Company«	2,758,957
365,480	Kraft Foods Incorporated Class A	11,278,713
27,922	McCormick & Company Incorporated«	1,173,841
42,864	Mead Johnson & Company	2,439,390
138,774	Sara Lee Corporation	1,863,735
32,364	The Hershey Company«	1,540,203
62,487	Tyson Foods Incorporated Class A	1,001,042

		40,434,044

Household Products: 2.30%
29,114	Clorox Company	1,943,651
101,845	Colgate-Palmolive Company	7,827,807
85,774	Kimberly-Clark Corporation	5,579,599
594,823	Procter & Gamble Company	35,671,535

		51,022,592

92 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INDEX PORTFOLIO

Shares	Security Name	Value
Personal Products: 0.20%
89,890	Avon Products Incorporated	$2,886,368
23,924	Estee Lauder Companies Incorporated Class A«	1,512,715

		4,399,083

Tobacco: 1.65%
436,710	Altria Group Incorporated	10,489,774
31,794	Lorillard Incorporated	2,553,376
384,091	Philip Morris International	21,516,778
35,433	Reynolds American Incorporated	2,104,366

		36,664,294

Energy: 10.68%

Energy Equipment & Services: 1.77%
90,338	Baker Hughes Incorporated	3,848,399
50,756	Cameron International Corporation†	2,180,478
14,567	Diamond Offshore Drilling Incorporated«	987,206
25,148	FMC Technologies Incorporated«†	1,717,357
190,876	Halliburton Company	6,312,269
22,174	Helmerich & Payne Incorporated«	897,160
59,780	Nabors Industries Limited†	1,079,627
87,822	National Oilwell Varco Incorporated	3,905,444
24,022	Rowan Companies Incorporated«†	729,308
286,329	Schlumberger Limited	17,640,730

		39,297,978

Oil, Gas & Consumable Fuels: 8.91%
103,716	Anadarko Petroleum Corporation	5,916,998
76,337	Apache Corporation	7,462,705
21,822	Cabot Oil & Gas Corporation«	657,060
137,120	Chesapeake Energy Corporation	3,105,768
421,334	Chevron Corporation	34,149,121
310,849	ConocoPhillips	17,852,058
47,317	CONSOL Energy Incorporated	1,748,836
83,671	Denbury Resources Incorporated†	1,329,532
91,157	Devon Energy Corporation	5,901,504
147,530	El Paso Corporation	1,826,421
53,116	EOG Resources Incorporated	4,938,195
31,251	EQT Corporation	1,126,911
1,067,024	Exxon Mobil Corporation	65,931,413
61,252	Hess Corporation	3,621,218
148,716	Marathon Oil Corporation	4,922,500
21,396	Massey Energy Company	663,704
40,192	Murphy Oil Corporation	2,488,689
36,631	Noble Energy Incorporated	2,750,622
170,212	Occidental Petroleum Corporation	13,327,600
56,407	Peabody Energy Corporation	2,764,507
24,307	Pioneer Natural Resources Company	1,580,684
36,702	QEP Resources Incorporated	1,106,198
33,535	Range Resources Corporation«	1,278,690
72,525	Southwestern Energy Company†	2,425,236
135,797	Spectra Energy Corporation«	3,062,222
25,267	Sunoco Incorporated«	922,246
29,906	Tesoro Petroleum Corporation	399,544
122,522	The Williams Companies Incorporated	2,341,395
118,664	Valero Energy Corporation	2,077,807

		197,679,384

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 93
INDEX PORTFOLIO

Shares	Security Name	Value
Financials: 15.83%
Capital Markets: 2.33%
52,609	Ameriprise Financial Incorporated	$2,489,984
254,411	Bank of New York Mellon Corporation«	6,647,759
207,652	Charles Schwab Corporation	2,886,363
41,629	E*TRADE Financial Corporation†	605,286
19,221	Federated Investors Incorporated Class B«	437,470
30,702	Franklin Resources Incorporated	3,282,044
108,051	Goldman Sachs Group Incorporated	15,622,014
98,100	INVESCO Limited	2,082,663
38,485	Janus Capital Group Incorporated	421,411
32,370	Legg Mason Incorporated	981,135
292,745	Morgan Stanley	7,224,947
50,732	Northern Trust Corporation	2,447,312
105,169	State Street Corporation	3,960,665
53,720	T. Rowe Price Group Incorporated	2,689,492

		51,778,545

Commercial Banks: 2.67%
145,214	Branch Banking & Trust Corporation	3,496,753
36,949	Comerica Incorporated	1,372,655
166,875	Fifth Third Bancorp	2,007,506
48,748	First Horizon National Corporation«†	556,217
150,224	Huntington Bancshares Incorporated	851,770
184,470	KeyCorp	1,468,381
17,973	M&T Bank Corporation«	1,470,371
110,567	Marshall & Ilsley Corporation	778,392
110,101	PNC Financial Services Group Incorporated	5,715,343
263,191	Regions Financial Corporation	1,913,399
104,765	SunTrust Banks Incorporated	2,706,080
401,755	US Bancorp	8,685,943
1,096,701	Wells Fargo & Company(l)	27,560,096
36,325	Zions Bancorp	775,902

		59,358,808

Consumer Finance: 1.28%
219,363	American Express Company	9,219,827
95,720	Capital One Financial Corporation«	3,785,726
114,007	Discover Financial Services	1,901,637
20,292	MasterCard Incorporated	4,545,408
101,783	SLM Corporation†	1,175,594
104,143	Visa Incorporated Class A«	7,733,659

		28,361,851

Diversified Financial Services: 3.97%
2,102,664	Bank of America Corporation	27,565,925
4,978,719	Citigroup Incorporated†	19,417,004
14,086	CME Group Incorporated	3,668,699
15,516	InterContinental Exchange Incorporated«†	1,624,836
830,929	JPMorgan Chase & Company	31,633,467
41,301	Leucadia National Corporation«	975,530
42,716	Moody’s Corporation«	1,067,046
30,160	NASDAQ Stock Market Incorporated†	586,009
54,605	NYSE Euronext Incorporated	1,560,065

		88,098,581

94 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INDEX PORTFOLIO

Shares	Security Name	Value
Insurance: 3.98%
71,014	ACE Limited	$4,136,566
98,663	AFLAC Incorporated«	5,101,864
112,756	Allstate Corporation	3,557,452
28,317	American International Group Incorporated«†	1,107,195
56,519	AON Corporation	2,210,458
22,327	Assurant Incorporated«	908,709
362,508	Berkshire Hathaway Incorporated Class B«†	29,972,161
65,916	Chubb Corporation	3,756,553
34,089	Cincinnati Financial Corporation«	983,468
102,544	Genworth Financial Incorporated«†	1,253,088
93,111	Hartford Financial Services Group Incorporated	2,136,897
66,374	Lincoln National Corporation	1,587,666
66,612	Loews Corporation	2,524,595
113,679	Marsh & McLennan Companies Incorporated«	2,741,937
190,003	MetLife Incorporated	7,305,615
67,123	Principal Financial Group Incorporated«	1,739,828
97,863	Prudential Financial Incorporated	5,302,217
139,907	The Progressive Corporation	2,919,859
98,490	The Travelers Companies Incorporated	5,131,329
16,937	Torchmark Corporation	900,032
68,479	UnumProvident Corporation«	1,516,810
71,671	XL Group plc	1,552,394

		88,346,693

Real Estate Investment Trusts: 1.44%
24,526	Apartment Investment & Management Company Class A	524,366
17,847	AvalonBay Communities Incorporated	1,854,839
29,202	Boston Properties Incorporated	2,427,270
59,400	Equity Residential«	2,825,658
64,977	HCP Incorporated«	2,337,872
27,793	Health Care REIT Incorporated«	1,315,721
137,964	Host Hotels & Resorts Incorporated	1,997,719
85,045	Kimco Realty Corporation	1,339,459
33,865	Plum Creek Timber Company«	1,195,435
99,916	ProLogis	1,177,010
29,231	Public Storage Incorporated	2,836,576
61,363	Simon Property Group Incorporated	5,690,805
32,917	Ventas Incorporated«	1,697,530
33,998	Vornado Realty Trust	2,907,849
112,242	Weyerhaeuser Company	1,768,934

		31,897,043

Real Estate Management & Development: 0.05%
60,687	CB Richard Ellis Group Incorporated Class A†	1,109,358

Thrifts & Mortgage Finance: 0.11%
110,355	Hudson City Bancorp Incorporated«	1,352,952
77,722	People’s United Financial Incorporated	1,017,381

		2,370,333

Health Care: 11.36%

Biotechnology: 1.37%
200,855	Amgen Incorporated†	11,069,119
50,695	Biogen Idec Incorporated«†	2,845,003

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 95

INDEX PORTFOLIO

Shares	Security Name	Value
Biotechnology (continued)
96,282	Celgene Corporation«†	$5,546,806
15,758	Cephalon Incorporated«†	983,930
53,404	Genzyme Corporation†	3,780,469
175,742	Gilead Sciences Incorporated†	6,258,173

		30,483,500

Health Care Equipment & Supplies: 1.60%
122,459	Baxter International Incorporated	5,842,519
48,648	Becton Dickinson & Company«	3,604,817
317,878	Boston Scientific Corporation†	1,948,592
19,625	C.R. Bard Incorporated«	1,598,064
46,596	CareFusion Corporation†	1,157,445
29,929	DENTSPLY International Incorporated	956,830
35,061	Hospira Incorporated†	1,998,828
8,246	Intuitive Surgical Incorporated«†	2,339,720
226,298	Medtronic Incorporated	7,599,087
68,610	St. Jude Medical Incorporated†	2,699,117
71,536	Stryker Corporation«	3,580,377
42,113	Zimmer Holdings Incorporated†	2,203,773

		35,529,169

Health Care Providers & Services: 1.98%
87,469	Aetna Incorporated	2,764,895
58,432	AmerisourceBergen Corporation	1,791,525
73,589	Cardinal Health Incorporated	2,431,381
57,039	CIGNA Corporation	2,040,855
31,096	Coventry Health Care Incorporated†	669,497
21,501	DaVita Incorporated†	1,484,214
113,666	Express Scripts Incorporated†	5,535,534
35,464	Humana Incorporated†	1,781,711
21,542	Laboratory Corporation of America Holdings«†	1,689,539
54,789	McKesson Corporation	3,384,864
90,875	Medco Health Solutions Incorporated†	4,730,953
20,266	Patterson Companies Incorporated	580,621
30,823	Quest Diagnostics Incorporated	1,555,637
101,682	Tenet Healthcare Corporation†	479,939
235,598	UnitedHealth Group Incorporated	8,271,846
83,768	WellPoint Incorporated†	4,744,620

		43,937,631

Health Care Technology: 0.06%
14,865	Cerner Corporation«†	1,248,511

Life Sciences Tools & Services: 0.42%
38,416	Life Technologies Corporation†	1,793,643
24,709	PerkinElmer Incorporated	571,766
85,380	Thermo Fisher Scientific Incorporated†	4,087,994
25,488	Varian Medical Systems Incorporated«†	1,542,024
19,287	Waters Corporation†	1,365,134

		9,360,561

Pharmaceuticals: 5.93%
323,562	Abbott Laboratories	16,902,879
64,441	Allergan Incorporated	4,287,260
359,357	Bristol-Myers Squibb Company«	9,742,168

96 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010

INDEX PORTFOLIO

Shares	Security Name	Value
Pharmaceuticals (continued)
212,651	Eli Lilly & Company	$7,768,141
59,838	Forest Laboratories Incorporated†	1,850,789
577,214	Johnson & Johnson«	35,764,179
52,319	King Pharmaceuticals Incorporated†	521,097
644,929	Merck & Company Incorporated	23,739,836
64,829	Mylan Laboratories Incorporated«†	1,219,433
1,684,478	Pfizer Incorporated	28,922,487
22,505	Watson Pharmaceuticals Incorporated†	952,187

		131,670,456

Industrials: 10.53%

Aerospace & Defense: 2.66%
153,329	Boeing Company	10,202,512
79,710	General Dynamics Corporation	5,006,585
26,254	Goodrich Corporation	1,935,707
161,822	Honeywell International Incorporated	7,110,459
38,433	ITT Corporation	1,799,817
23,988	L-3 Communications Holdings Incorporated	1,733,613
62,291	Lockheed Martin Corporation	4,440,102
61,656	Northrop Grumman Corporation	3,738,203
29,808	Precision Castparts Corporation	3,796,049
78,398	Raytheon Company	3,583,573
32,942	Rockwell Collins Incorporated	1,918,872
194,693	United Technologies Corporation	13,867,982

		59,133,474

Air Freight & Logistics: 1.08%
34,758	C.H. Robinson Worldwide Incorporated«	2,430,279
44,463	Expeditors International of Washington Incorporated«	2,055,524
65,914	FedEx Corporation	5,635,647
207,607	United Parcel Service Incorporated Class B«	13,845,311

		23,966,761

Airlines: 0.09%
156,318	Southwest Airlines Company«	2,043,076

Building Products: 0.04%
75,126	Masco Corporation	827,137

Commercial Services & Supplies: 0.60%
23,033	Avery Dennison Corporation	854,985
27,870	Cintas Corporation	767,819
10,489	Dun & Bradstreet Corporation	777,654
26,198	Equifax Incorporated	817,378
42,228	Iron Mountain Incorporated«	943,374
43,314	Pitney Bowes Incorporated«	926,053
64,208	Republic Services Incorporated	1,957,702
30,929	Robert Half International Incorporated«	804,154
43,232	RR Donnelley & Sons Company«	733,215
17,875	Stericycle Incorporated«†	1,241,955
100,050	Waste Management Incorporated«	3,575,787

		13,400,076

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 97

INDEX PORTFOLIO

Shares	Security Name	Value
Construction & Engineering: 0.17%
37,461	Fluor Corporation«	$1,855,443
26,348	Jacobs Engineering Group Incorporated†	1,019,668
44,211	Quanta Services Incorporated«†	843,546

		3,718,657

Electrical Equipment: 0.52%
157,673	Emerson Electric Company«	8,303,060
29,727	Rockwell Automation Incorporated	1,835,048
19,736	Roper Industries Incorporated	1,286,392

		11,424,500

Industrial Conglomerates: 2.45%
149,442	3M Company«	12,958,116
2,240,421	General Electric Company	36,406,841
57,463	Textron Incorporated«	1,181,439
104,295	Tyco International Limited	3,830,755

		54,377,151

Machinery: 1.97%
132,120	Caterpillar Incorporated«	10,395,202
41,657	Cummins Incorporated	3,773,291
112,145	Danaher Corporation	4,554,208
88,824	Deere & Company	6,198,139
39,116	Dover Corporation	2,042,246
35,164	Eaton Corporation	2,900,678
11,722	Flowserve Corporation	1,282,621
105,514	Illinois Tool Works Incorporated	4,961,268
76,390	Paccar Incorporated	3,678,179
24,448	Pall Corporation	1,018,015
33,776	Parker Hannifin Corporation	2,366,347
12,174	Snap-On Incorporated	566,213

		43,736,407

Road & Rail: 0.81%
79,558	CSX Corporation	4,401,149
77,246	Norfolk Southern Corporation	4,596,909
10,984	Ryder System Incorporated	469,786
104,268	Union Pacific Corporation	8,529,122

		17,996,966

Trading Companies & Distributors: 0.14%
30,895	Fastenal Company«	1,643,305
12,491	W.W. Grainger Incorporated«	1,487,803

		3,131,108

Information Technology: 17.83%

Communications Equipment: 2.31%
1,196,812	Cisco Systems Incorporated†	26,210,183
27,042	Harris Corporation	1,197,690
46,436	JDS Uniphase Corporation†	575,342
108,953	Juniper Networks Incorporated†	3,306,724
489,083	Motorola Incorporated†	4,171,878
336,380	QUALCOMM Incorporated	15,177,466
79,925	Tellabs Incorporated«	595,441

		51,234,724

98 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010

INDEX PORTFOLIO

Shares	Security Name	Value
Computers & Peripherals: 4.31%
191,444	Apple Incorporated†	$54,322,235
354,549	Dell Incorporated†	4,594,955
430,329	EMC Corporation†	8,739,982
475,222	Hewlett-Packard Company	19,992,590
16,455	Lexmark International Incorporated«†	734,222
74,829	NetApp Incorporated†	3,725,736
22,895	QLogic Corporation«†	403,868
48,842	SanDisk Corporation†	1,790,059
48,056	Western Digital Corporation«†	1,364,310

		95,667,957

Electronic Equipment & Instruments: 0.55%
72,584	Agilent Technologies Incorporated†	2,422,128
36,405	Amphenol Corporation Class A	1,783,117
327,250	Corning Incorporated	5,982,130
33,134	FLIR Systems Incorporated«†	851,544
41,014	Jabil Circuit Incorporated	591,012
28,848	Molex Incorporated«	603,789

		12,233,720

Internet Software & Services: 1.83%
38,057	Akamai Technologies Incorporated†	1,909,700
241,975	eBay Incorporated†	5,904,190
52,094	Google Incorporated Class A†	27,390,504
27,204	Monster Worldwide Incorporated«†	352,564
36,491	VeriSign Incorporated«†	1,158,224
282,541	Yahoo! Incorporated†	4,003,606

		40,718,788

IT Services: 2.51%
103,107	Automatic Data Processing Incorporated	4,333,587
63,054	Cognizant Technology Solutions Corporation Class A†	4,065,091
32,352	Computer Sciences Corporation	1,488,192
55,253	Fidelity National Information Services Incorporated	1,499,014
31,455	Fiserv Incorporated†	1,692,908
264,310	International Business Machines Corporation	35,454,543
67,415	Paychex Incorporated	1,853,238
61,533	SAIC Incorporated†	983,297
35,059	Teradata Corporation†	1,351,875
34,750	Total System Services Incorporated«	529,590
138,333	Western Union Company	2,444,344

		55,695,679

Office Electronics: 0.14%
289,827	Xerox Corporation	2,999,709

Semiconductors & Semiconductor Equipment: 2.39%
118,743	Advanced Micro Devices Incorporated«†	844,263
64,381	Altera Corporation«	1,941,731
62,467	Analog Devices Incorporated«	1,960,214
279,983	Applied Materials Incorporated	3,270,201
93,906	Broadcom Corporation Class A«	3,323,333
11,295	First Solar Incorporated«†	1,664,318
1,166,814	Intel Corporation«	22,437,833
35,170	KLA-Tencor Corporation	1,239,039

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 99

INDEX PORTFOLIO

Shares	Security Name	Value
Semiconductors & Semiconductor Equipment (continued)
47,035	Linear Technology Corporation	$1,445,386
134,503	LSI Logic Corporation«†	613,334
47,657	MEMC Electronic Materials Incorporated«†	568,071
38,964	Microchip Technology Incorporated«	1,225,418
179,169	Micron Technology Incorporated«†	1,291,808
50,200	National Semiconductor Corporation«	641,054
19,261	Novellus Systems Incorporated†	511,957
120,286	NVIDIA Corporation†	1,404,940
38,003	Teradyne Incorporated«†	423,353
250,462	Texas Instruments Incorporated«	6,797,539
54,240	Xilinx Incorporated«	1,443,326

		53,047,118

Software: 3.79%
110,064	Adobe Systems Incorporated†	2,878,174
47,629	Autodesk Incorporated†	1,522,699
37,432	BMC Software Incorporated†	1,515,247
81,097	CA Incorporated	1,712,769
39,175	Citrix Systems Incorporated†	2,673,302
46,784	Compuware Corporation†	399,068
69,216	Electronic Arts Incorporated†	1,137,219
59,243	Intuit Incorporated†	2,595,436
31,869	McAfee Incorporated†	1,506,129
1,595,807	Microsoft Corporation	39,081,313
73,618	Novell Incorporated†	439,499
811,030	Oracle Corporation	21,776,156
39,593	Red Hat Incorporated†	1,623,313
24,499	Salesforce.com Incorporated«†	2,738,988
165,412	Symantec Corporation†	2,509,300

		84,108,612

Materials: 3.45%

Chemicals: 1.96%
44,538	Air Products & Chemicals Incorporated	3,688,637
15,604	Airgas Incorporated	1,060,292
14,896	CF Industries Holdings Incorporated	1,422,568
243,056	Dow Chemical Company	6,674,318
189,966	E.I. du Pont de Nemours & Company	8,476,283
15,139	Eastman Chemical Company	1,120,286
48,891	Ecolab Incorporated	2,480,729
15,189	FMC Corporation	1,039,079
16,735	International Flavors & Fragrances Incorporated	811,982
113,255	Monsanto Company	5,428,312
34,608	PPG Industries Incorporated«	2,519,462
64,138	Praxair Incorporated	5,789,096
18,922	Sherwin-Williams Company	1,421,799
25,425	Sigma-Aldrich Corporation«	1,535,162

		43,468,005

Construction Materials: 0.04%
26,880	Vulcan Materials Company«	992,410

Containers & Packaging: 0.20%
19,190	Ball Corporation	1,129,332
22,870	Bemis Company Incorporated«	726,123

100 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010

INDEX PORTFOLIO

Shares	Security Name	Value
Containers & Packaging (continued)
34,273	Owens-Illinois Incorporated†	$961,700
28,541	Pactiv Corporation†	941,282
33,446	Sealed Air Corporation«	751,866

		4,510,303

Metals & Mining: 1.12%
23,048	AK Steel Holding Corporation«	318,293
214,003	Alcoa Incorporated«	2,591,576
20,657	Allegheny Technologies Incorporated«	959,518
28,383	Cliffs Natural Resources Incorporated	1,814,241
98,583	Freeport-McMoRan Copper & Gold Incorporated Class B	8,418,002
103,182	Newmont Mining Corporation	6,480,861
66,128	Nucor Corporation	2,526,090
18,878	Titanium Metals Corporation«†	376,805
30,085	United States Steel Corporation«	1,318,926

		24,804,312

Paper & Forest Products: 0.13%
91,582	International Paper Company«	1,991,909
35,793	MeadWestvaco Corporation	872,633

		2,864,542

Telecommunication Services: 3.16%

Diversified Telecommunication Services: 2.81%
1,238,273	AT&T Incorporated	35,414,608
63,170	CenturyTel Incorporated«	2,492,688
207,885	Frontier Communications Corporation«	1,698,420
364,475	Qwest Communications International Incorporated«	2,285,258
592,364	Verizon Communications Incorporated	19,305,143
101,251	Windstream Corporation«	1,244,375

		62,440,492

Wireless Telecommunication Services: 0.35%
84,062	American Tower Corporation Class A†	4,309,018
54,879	MetroPCS Communications Incorporated«†	574,034
625,428	Sprint Nextel Corporation«†	2,895,732

		7,778,784

Utilities: 3.56%

Electric Utilities: 1.92%
35,544	Allegheny Energy Incorporated	871,539
100,469	American Electric Power Company Incorporated	3,639,992
276,343	Duke Energy Corporation«	4,894,035
68,276	Edison International	2,348,012
39,149	Entergy Corporation	2,996,073
138,516	Exelon Corporation«	5,898,011
63,880	FirstEnergy Corporation«	2,461,935
87,143	Nextera Energy Incorporated	4,739,708
36,914	Northeast Utilities	1,091,547
46,918	Pepco Holdings Incorporated«	872,675
22,767	Pinnacle West Capital Corporation«	939,594
101,158	PPL Corporation	2,754,532
61,312	Progress Energy Incorporated	2,723,479
174,080	The Southern Company«	6,482,739

		42,713,871

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 101

INDEX PORTFOLIO

Shares	Security Name	Value
Gas Utilities: 0.07%
9,536	Nicor Incorporated«	$436,940
22,301	ONEOK Incorporated	1,004,437

		1,441,377

Independent Power Producers & Energy Traders: 0.18%
139,769	AES Corporation†	1,586,378
42,322	Constellation Energy Group Incorporated	1,364,461
53,057	NRG Energy Incorporated†	1,104,647

		4,055,486

Multi-Utilities: 1.39%
50,130	Ameren Corporation	1,423,692
88,374	CenterPoint Energy Incorporated	1,389,239
48,236	CMS Energy Corporation«	869,213
59,228	Consolidated Edison Incorporated«	2,855,974
123,457	Dominion Resources Incorporated	5,390,133
35,372	DTE Energy Company	1,624,636
16,185	Integrys Energy Group Incorporated«	842,591
58,252	NiSource Incorporated«	1,013,585
81,885	PG&E Corporation	3,719,217
106,028	Public Service Enterprise Group Incorporated	3,507,406
23,616	SCANA Corporation«	952,197
51,940	Sempra Energy	2,794,372
44,969	TECO Energy Incorporated«	778,863
24,497	Wisconsin Energy Corporation	1,415,927
96,321	Xcel Energy Incorporated	2,212,493

		30,789,538

Total Common Stocks (Cost $2,036,125,775)		2,166,043,289

Principal		Interest Rate	Maturity Date
Short-Term Investments: 14.42%

Corporate Bonds & Notes: 0.27%
$5,279,474	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	2,136,603
6,788,728	VFNC Corporation(a)(i)(v)±††	0.26	09/29/2011	3,869,575

				6,006,178

Shares		Yield
Investment Companies: 13.94%
30,079,847	Wells Fargo Advantage Money Market Trust(l)(u)	0.25		30,079,847
279,376,297	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.28		279,376,297

				309,456,144

102 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INDEX PORTFOLIO

Principal	Security Name		Interest Rate	Maturity Date	Value
US Treasury Bills: 0.21%
$1,250,000	US Treasury Bill#^		0.13%	10/21/2010	$1,249,903
2,500,000	US Treasury Bill#^		0.01	11/04/2010	2,499,658
750,000	US Treasury Bill#^		0.02	12/02/2010	749,830
					4,499,391

Total Short-Term Investments (Cost $318,231,677)					319,961,713

Total Investments in Securities (Cost $2,354,357,452)*		112.00%			$2,486,005,002

Other Assets and Liabilities, Net		(12.00)			(266,309,271)

Total Net Assets		100.00%			$2,219,695,731

#	Security pledged as collateral for futures transactions.

^	Zero coupon security. Rate represents yield to maturity.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investments.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

*	Cost for federal income tax purposes is $2,423,534,260 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$429,381,074
Gross unrealized depreciation	(366,910,332)

Net unrealized appreciation	$62,470,742
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 103

INTERNATIONAL CORE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 98.24%

Argentina: 1.13%
22,250	Irsa Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	$329,078

Australia: 4.09%
37,285	AMP Limited (Financials, Insurance)	184,153
5,561	ASX Limited (Financials, Diversified Financial Services)	175,063
4,100	Commonwealth Bank of Australia (Financials, Commercial Banks)	202,779
2,909	Macquarie Group Limited (Financials, Capital Markets)	101,980
8,985	Newcrest Mining Limited (Materials, Metals & Mining)	344,512
8,020	Westpac Banking Corporation (Financials, Commercial Banks)	180,150

		1,188,637

Belgium: 1.07%
15,125	Agfa-Gevaert NV (Health Care, Health Care Technology)	111,550
3,412	Anheuser-Busch InBev NV (Consumer Staples, Beverages)	200,708

		312,258

Brazil: 0.47%
6,640	Banco Bradesco SA ADR (Financials, Commercial Banks)«	135,323

Canada: 7.28%
3,909	Agnico-Eagle Mines Limited (Materials, Metals & Mining)«	277,656
11,940	Brookfield Asset Management Incorporated (Financials, Real Estate Management & Development)	338,738
12,427	Canadian Natural Resources Limited (Energy, Oil, Gas & Consumable Fuels)	429,854
7,292	EnCana Corporation (Energy, Oil, Gas & Consumable Fuels)	220,340
3,872	Goldcorp Incorporated (Materials, Metals & Mining)	168,217
7,143	Pacific Rubiales Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	200,843
628	Potash Corporation of Saskatchewan (Materials, Chemicals)	90,457
2,017	Research In Motion Limited (Information Technology, Communications Equipment)†«	98,208
4,262	Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	138,767
3,766	Teck Cominco Incorporated Limited (Materials, Metals & Mining)	154,901

		2,117,981

Cayman Islands: 4.28%
131,000	China Infrastructure Machinery Holdings Limited (Industrials, Machinery)	132,370
4,468	Netease.com Incorporated ADR (Information Technology, Internet Software & Services)†«	176,218
10,509	Sina Corporation (Information Technology, Internet Software & Services)†«	531,545
12,553	Vanceinfo Technologies Incorporated ADR (Information Technology, Software)†«	405,964

		1,246,097

China: 1.31%
941	Baidu.com Incorporated ADR (Information Technology, Internet Software & Services)†	96,565
8,300	Tencent Holdings Limited (Information Technology, Internet Software & Services)	181,429
26,200	ZTE Corporation (Information Technology, Communications Equipment)	104,343

		382,337

Denmark: 1.00%
16	A.P. Moller-Maersk A/S Class B (Industrials, Marine)	133,753
1,512	Carlsberg A/S (Consumer Staples, Beverages)	157,650

		291,403

Finland: 0.76%
12,682	Nokia Oyj (Information Technology, Communications Equipment)	127,418
3,429	Sampo Oyj (Financials, Insurance)	92,604

		220,022

104 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010

INTERNATIONAL CORE PORTFOLIO

Shares	Security Name	Value
France: 8.88%
1,958	Alstom RGPT (Industrials, Electrical Equipment)	$99,883
9,641	AXA SA (Financials, Insurance)	168,560
3,879	BNP Paribas SA (Financials, Commercial Banks)	275,877
3,578	Carrefour SA (Consumer Staples, Food & Staples Retailing)	192,255
2,704	Compagnie de Saint-Gobain (Industrials, Building Products)	120,282
10,291	France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	222,363
2,790	Groupe Danone (Consumer Staples, Food Products)	166,877
2,112	LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	309,800
1,368	Pernod-Ricard (Consumer Staples, Beverages)	114,227
2,401	Peugeot SA (Consumer Discretionary, Automobiles)	80,733
1,719	Pinault-Printempts-Redoute SA (Consumer Discretionary, Multiline Retail)	278,282
3,446	Publicis Groupe (Consumer Discretionary, Media)	163,670
3,415	Sanofi-Aventis SA (Health Care, Pharmaceuticals)	227,538
3,160	Total SA (Energy, Oil, Gas & Consumable Fuels)	162,859

		2,583,206

Germany: 9.22%
7,775	Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	481,313
1,849	Allianz AG (Financials, Insurance)	208,962
2,529	BASF SE (Materials, Chemicals)	159,472
3,149	Bayer AG (Health Care, Pharmaceuticals)	219,581
1,557	Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	109,186
7,176	Daimler AG (Consumer Discretionary, Automobiles)	454,504
2,544	Deutsche Boerse AG (Financials, Diversified Financial Services)	169,747
1,341	Hochtief AG (Industrials, Construction & Engineering)	116,122
4,662	Kloeckner & Company (Industrials, Trading Companies & Distributors)	104,897
2,671	Metro AG (Consumer Staples, Food & Staples Retailing)	173,869
1,329	Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	184,075
1,523	SAP AG (Information Technology, Software)	75,336
2,125	Siemens AG (Industrials, Industrial Conglomerates)	224,308

		2,681,372

Hong Kong: 0.82%
2,261	China Mobile Limited ADR (Telecommunication Services, Wireless Telecommunication Services)«	115,605
6,245	Hong Kong Exchanges & Clearing Limited (Financials, Diversified Financial Services)	122,987

		238,592

India: 0.40%
2,309	ICICI Bank Limited ADR (Financials, Commercial Banks)«	115,104

Ireland: 0.66%
17,573	Experian Group Limited (Industrials, Commercial Services & Supplies)	191,306

Israel: 0.50%
2,757	Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)	145,432

Italy: 0.37%
41,803	UniCredito Italiano SpA (Financials, Commercial Banks)	106,738

Japan: 11.76%
2,700	Canon Incorporated (Information Technology, Office Electronics)	125,976
153,000	Isuzu Motors Limited (Consumer Discretionary, Automobiles)	590,153
11,400	Komatsu Limited (Industrials, Machinery)	264,653
7,700	Makita Corporation (Industrials, Machinery)	244,153
300	Nintendo Company Limited (Information Technology, Software)	74,964
71,000	Nippon Yusen Kabushiki Kaisha (Industrials, Marine)	290,872

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 105

INTERNATIONAL CORE PORTFOLIO

Shares	Security Name	Value
Japan (continued)
18,000	NKSJ Holdings Incorporated (Financials, Insurance)	$112,985
30,200	Nomura Holdings Incorporated (Financials, Capital Markets)	146,152
1,050	ORIX Corporation (Financials, Consumer Finance)	80,247
65,000	Sumitomo Heavy Industries Limited (Industrials, Machinery)	334,811
1,900	TDK Corporation (Information Technology, Electronic Equipment & Instruments)	105,948
2,100	Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	105,277
31,000	Toshiba Corporation (Information Technology, Computers & Peripherals)	150,024
6,900	Toyota Motor Corporation (Consumer Discretionary, Automobiles)	247,798
8,100	Uni-Charm Corporation (Consumer Staples, Household Products)	326,018
638	Yahoo! Japan Corporation (Information Technology, Internet Software & Services)	220,411

		3,420,442

Luxembourg: 0.23%
2,011	ArcelorMittal (Materials, Metals & Mining)	66,235

Netherlands: 5.61%
4,282	ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	127,898
2,284	Brunel International (Industrials, Commercial Services & Supplies)	71,303
14,614	ING Groep NV (Financials, Diversified Financial Services)	151,611
8,072	Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	108,809
3,829	Koninklijke Philips Electronics NV (Industrials, Industrial Conglomerates)	120,344
11,865	New World Resources NV (Materials, Metals & Mining)	136,435
6,132	Randstad Holdings NV (Industrials, Commercial Services & Supplies)	278,579
12,335	Unilever NV (Consumer Staples, Food Products)	368,684
17,111	USG People NV (Industrials, Commercial Services & Supplies)	269,072

		1,632,735

Norway: 0.53%
9,895	Telenor ASA (Telecommunication Services, Diversified Telecommunication Services)	154,958

Russia: 0.50%
3,259	Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)«	68,276
598	Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)	12,552
1,159	Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	65,831

		146,659

Singapore: 0.44%
12,000	DBS Group Holdings Limited (Financials, Commercial Banks)	128,477

South Korea: 0.97%
106	Lotte Confectionery Company Limited (Consumer Staples, Food Products)	124,290
230	Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	156,729

		281,019

Spain: 2.44%
12,170	Banco Santander Central Hispano SA (Financials, Commercial Banks)	154,576
14,899	Criteria CaixaCorp SA (Financials, Diversified Financial Services)	78,259
2,885	Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)	229,175
10,060	Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	249,120

		711,130

Sweden: 1.10%
5,406	Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	195,777
6,738	Skanska AB (Industrials, Construction & Engineering)	123,457

		319,234

106 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010

INTERNATIONAL CORE PORTFOLIO

Shares	Security Name	Value
Switzerland: 10.25%
6,326	ABB Limited (Industrials, Electrical Equipment)	$133,325
5,607	Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	269,951
7,557	Credit Suisse Group (Financials, Capital Markets)	322,998
94	Givaudan SA (Materials, Chemicals)	96,042
12,003	Nestle SA (Consumer Staples, Food Products)	639,452
4,502	Novartis AG (Health Care, Pharmaceuticals)	258,167
2,816	Roche Holdings AG (Health Care, Pharmaceuticals)	384,580
1,262	Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	474,799
11,823	UBS AG (Financials, Capital Markets)	200,690
861	Zurich Financial Services AG (Financials, Insurance)	201,789

		2,981,793

United Kingdom: 22.17%
4,876	Anglo American plc (Materials, Metals & Mining)	193,446
18,130	Antofagasta plc (Materials, Metals & Mining)	352,018
103,821	Ashtead Group plc (Industrials, Trading Companies & Distributors)	179,238
2,707	AstraZeneca plc (Health Care, Pharmaceuticals)	137,502
72,087	Barclays plc (Financials, Commercial Banks)	339,271
6,007	BG Group plc (Health Services, Health Care Providers & Services)	105,546
9,857	BHP Billiton plc (Materials, Metals & Mining)	313,558
49,261	BP plc (Energy, Oil, Gas & Consumable Fuels)	331,049
34,349	British Airways plc (Industrials, Airlines)	131,012
17,463	Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	285,299
18,944	Cookson Group plc (Industrials, Industrial Conglomerates)	162,782
129,037	Game Group plc (Consumer Discretionary, Specialty Retail)	133,785
18,112	GlaxoSmithKline plc (Health Care, Pharmaceuticals)	356,932
78,661	Hays plc (Industrials, Commercial Services & Supplies)	139,756
56,711	HSBC Holdings plc (Financials, Commercial Banks)	574,613
10,486	Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	187,127
4,366	Intertek Group plc (Industrials, Commercial Services & Supplies)	125,511
26,353	Kingfisher plc (Consumer Discretionary, Specialty Retail)	96,954
157,330	Lloyds TSB Group plc (Financials, Commercial Banks)	183,187
2,674	Next plc (Consumer Discretionary, Multiline Retail)	93,085
5,590	Rio Tinto plc (Materials, Metals & Mining)	326,753
138,122	Royal Bank of Scotland Group plc (Financials, Commercial Banks)	102,434
13,081	Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	393,718
3,149	SABMiller plc (Consumer Staples, Beverages)	100,691
20,534	Savills plc (Financials, Real Estate Management & Development)	98,061
4,609	Standard Chartered plc (Financials, Commercial Banks)	132,207
7,764	Travis Perkins plc (Industrials, Trading Companies & Distributors)	102,877
110,538	Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	272,795
17,582	WPP plc (Consumer Discretionary, Media)	194,580
15,762	Xstrata plc (Materials, Metals & Mining)	301,583

		6,447,370

Total Common Stocks (Cost $26,103,649)		28,574,938

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 107

INTERNATIONAL CORE PORTFOLIO

Shares	Security Name		Yield	Value
Preferred Stocks: 2.24%

Germany 2.24%
8,083	Fresenius AG (Healthcare, Healthcare Providers & Services)†		2.88%	$652,775

Total Preferred Stocks (Cost $503,603)				652,775

Short-Term Investments: 7.00%

Investment Companies 7.00%
162,718	Wells Fargo Advantage Money Market Trust(u)(l)		0.25	162,718
1,872,981	Wells Fargo Securities Lending Cash Investments, LLC(v)(u)(l)		0.28	1,872,981

				2,035,699

Total Short-Term Investments (Cost $2,035,699)

Total Investments in Securities (Cost $28,642,951)*		107.48%		31,263,412

Other Assets and Liabilities, Net		(7.48)		(2,175,734)

Total Net Assets		100.00%		$29,087,678

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $29,514,385 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$3,467,799
Gross unrealized depreciation	(1,718,772)

Net unrealized appreciation	$1,749,027
The accompanying notes are an integral part of these financial statements.

108 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010

INTERNATIONAL GROWTH PORTFOLIO

Shares	Security Name	Value
Common Stocks: 80.79%

Australia: 1.54%
21,758	Coca-Cola Amatil Limited (Consumer Staples, Beverages)	$251,942
294,265	Foster’s Group Limited (Consumer Staples, Beverages)	1,743,505

		1,995,447

Belgium: 1.09%
24,008	Anheuser-Busch InBev NV (Consumer Staples, Beverages)	1,412,253

Bermuda: 2.89%
887,373	Huabao International Holdings Limited (Materials, Chemicals)	1,383,867
290,000	Li & Fung Limited (Consumer Discretionary, Distributors)	1,631,492
380,129	NWS Holdings Limited (Industrials, Industrial Conglomerates)	745,673

		3,761,032

Canada: 2.28%
8,722	Canadian National Railway Company (Industrials, Road & Rail)«	558,382
39,506	Canadian Pacific Railway Limited (Industrials, Road & Rail)	2,407,101

		2,965,483

China: 9.57%
22,714	Baidu.com Incorporated ADR (Information Technology, Internet Software & Services)†	2,330,911
1,788,029	China Construction Bank (Financials, Commercial Banks)	1,567,062
330,800	China Life Insurance Company Limited (Financials, Insurance)	1,306,768
298,500	China Resources Land Limited (Financials, Real Estate Management & Development)	607,091
24,723	Ctrip.com International Limited ADR (Consumer Discretionary, Hotels, Restaurants & Leisure)«†	1,180,523
1,957,029	Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,531,246
13,000	Tencent Holdings Limited (Information Technology, Internet Software & Services)	284,166
939,150	Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)†	1,624,389

		12,432,156

Denmark: 1.04%
56,154	Danske Bank (Financials, Commercial Banks)	1,354,853

Finland: 0.09%
4,380	Fortum Oyj (Energy, Oil, Gas & Consumable Fuels)	114,584

France: 8.35%
28,844	BNP Paribas SA (Financials, Commercial Banks)	2,051,407
21,107	Compagnie de Saint-Gobain (Industrials, Building Products)	938,900
7,194	Electricite de France (Utilities, Electric Utilities)	310,301
1,659	LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	243,352
177,568	Natixis (Financials, Commercial Banks)	1,016,692
33,528	Pernod-Ricard (Consumer Staples, Beverages)	2,799,557
8,196	Unibail-Rodamco (Financials, Real Estate Investment Trusts)	1,817,321
33,512	Vinci SA (Industrials, Construction & Engineering)	1,679,846

		10,857,376

Germany: 10.71%
2,460	Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	152,287
2,528	BASF SE (Materials, Chemicals)	160,140
49,559	Bayer AG (Health Care, Pharmaceuticals)	3,455,762
49,468	Daimler AG (Consumer Discretionary, Automobiles)	3,133,135
104,259	Deutsche Post AG (Industrials, Air Freight & Logistics)	1,891,054
22,045	Linde AG (Materials, Chemicals)	2,869,446
10,358	Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	1,434,648

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 109

INTERNATIONAL GROWTH PORTFOLIO

Shares	Security Name	Value
Germany (continued)
12,187	Rhoen Klinikum AG (Health Care, Health Care Providers & Services)	$268,896
5,228	Siemens AG (Industrials, Industrial Conglomerates)	551,849

		13,917,217

Hong Kong: 4.99%
79,351	Beijing Enterprises Holdings Limited (Industrials, Industrial Conglomerates)	564,539
207,543	BOC Hong Kong Holdings Limited (Financials, Commercial Banks)	658,030
67,000	Cheung Kong Holdings Limited (Financials, Real Estate Management & Development)	1,015,511
145,746	China Merchants Holdings International Company Limited (Industrials, Transportation Infrastructure)	529,722
269,989	China Overseas Land & Investment Limited (Financials, Real Estate Management & Development)	571,376
46,000	Henderson Land Development Company Limited (Financials, Real Estate Management & Development)	327,561
50,300	Hong Kong Exchanges & Clearing Limited (Financials, Diversified Financial Services)	990,590
84,000	Sino Land Company (Financials, Real Estate Management & Development)	173,871
95,900	Sun Hung Kai Properties Limited (Financials, Real Estate Management & Development)	1,656,251

		6,487,451

Ireland: 4.12%
42,024	Accenture plc (Information Technology, IT Services)	1,785,600
24,054	Covidien Limited (Health Care, Health Care Equipment & Supplies)	966,730
239,336	Experian Group Limited (Industrials, Commercial Services & Supplies)	2,605,491

		5,357,821

Israel: 0.41%
10,199	Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)	537,997

Italy: 1.34%
537,049	Intesa Sanpaolo (Financials, Commercial Banks)	1,744,305

Japan: 3.51%
34,200	Honda Motor Company Limited (Consumer Discretionary, Automobiles)	1,213,879
79,300	Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	1,179,811
5,800	Nitori Company Limited (Consumer Discretionary, Specialty Retail)	484,954
45,000	Softbank Corporation (Telecommunication Services, Wireless Telecommunication Services)	1,472,149
9,925	Suzuki Motor Corporation (Consumer Discretionary, Automobiles)	208,772

		4,559,565

Netherlands: 7.35%
19,220	Akzo Nobel NV (Materials, Chemicals)	1,185,757
152,132	ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	4,544,002
214,838	ING Groep NV (Financials, Diversified Financial Services)	2,228,801
59,199	TNT NV (Industrials, Air Freight & Logistics)	1,590,657

		9,549,217

Singapore: 0.63%
7,700	City Developments Limited (Financials, Real Estate Management & Development)	74,711
110,400	Oversea-Chinese Banking Corporation Limited (Financials, Commercial Banks)	742,940

		817,651

Spain: 2.00%
61,330	Amadeus IT Holding SA (Information Technology, IT Services)†	1,128,292
18,582	Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)	1,476,091

		2,604,383

Sweden: 0.93%
78,688	Sandvik AB (Industrials, Machinery)	1,205,942

110 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010

INTERNATIONAL GROWTH PORTFOLIO

Shares	Security Name	Value
Switzerland: 7.93%
26,940	Adecco SA (Industrials, Professional Services)	$1,407,794
23,838	Holcim Limited (Materials, Construction Materials)	1,530,736
78,341	Nestle SA (Consumer Staples, Food Products)	4,173,563
3,295	Roche Holdings AG (Health Care, Pharmaceuticals)	471,457
3,297	Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,240,422
87,727	UBS AG (Financials, Capital Markets)	1,489,123

		10,313,095

Turkey: 0.11%
11,875	Coca-Cola Icecek Uretim AS (Consumer Staples, Beverages)	145,303

United Kingdom: 9.07%
26,941	Diageo plc (Consumer Staples, Beverages)	463,845
621,323	Genting International plc (Consumer Discretionary, Hotels, Restaurants & Leisure)†	878,763
145,771	HSBC Holdings plc (Financials, Commercial Banks)	1,476,996
51,489	Imperial Tobacco Group plc (Consumer Staples, Tobacco)	1,534,370
596,847	Kingfisher plc (Consumer Discretionary, Specialty Retail)	2,195,828
507,379	Tesco plc (Consumer Staples, Food & Staples Retailing)	3,379,457
167,607	WPP plc (Consumer Discretionary, Media)	1,854,904
		11,784,163

United States: 0.84%
19,493	Philip Morris International (Consumer Staples, Tobacco)	1,091,998

Total Common Stocks (Cost $93,084,413)		105,009,292

Short-Term Investments: 2.01%

			Yield
Investment Companies: 2.01%
1,425,945	Wells Fargo Advantage Money Market Trust(l)(u)		0.25%	1,425,945
1,186,339	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	1,186,339

Total Short-Term Investments (Cost $2,612,282)				2,612,284

Total Investments in Securities (Cost $95,696,695)*		82.80%		107,621,576

Other Assets and Liabilities, Net		17.20		22,360,831

Total Net Assets		100.00%		$129,982,407

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $101,537,356 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$12,855,942
Gross unrealized depreciation	(6,771,722)

Net unrealized appreciation	$6,084,220
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 111

INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Common Stocks: 99.43%

Australia: 8.69%
1,330	AGL Energy Limited (Utilities, Multi-Utilities)	$20,787
7,231	Alumina Limited (Materials, Metals & Mining)	12,650
3,619	Amcor Limited (Materials, Containers & Packaging)	22,772
5,720	AMP Limited (Financials, Insurance)	28,251
1,169	Aristocrat Leisure Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,989
8,671	Asciano Group (Industrials, Road & Rail)	13,829
511	ASX Limited (Financials, Diversified Financial Services)	16,087
7,188	Australia & New Zealand Banking Group Limited (Financials, Commercial Banks)	164,518
3,063	AXA Asia Pacific Holdings Limited (Financials, Insurance)	15,217
1,088	Bendigo Bank Limited (Financials, Commercial Banks)	9,622
9,443	BHP Billiton Limited (Materials, Metals & Mining)	355,137
599	Billabong International Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,614
5,403	BlueScope Steel Limited (Materials, Metals & Mining)	11,489
2,170	Boral Limited (Materials, Construction Materials)	9,669
4,186	Brambles Limited (Industrials, Commercial Services & Supplies)	25,368
400	Caltex Australia Limited (Energy, Oil, Gas & Consumable Fuels)	4,636
5,521	CFS Retail Property Trust (Financials, Real Estate Investment Trusts)	10,112
1,663	Coca-Cola Amatil Limited (Consumer Staples, Beverages)	19,256
168	Cochlear Limited (Health Care, Health Care Equipment & Services)	11,407
4,353	Commonwealth Bank of Australia (Financials, Commercial Banks)	215,292
1,317	Computershare Limited (Information Technology, IT Services)	12,411
1,340	Crown Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	10,867
1,650	CSL Limited (Health Care, Biotechnology)	52,708
4,489	CSR Limited (Industrials, Industrial Conglomerates)	7,810
1,507	Dart Energy Limited (Energy, Oil, Gas & Consumable Fuels)	1,719
14,897	DB Rreef Trust (Financials, Real Estate Investment Trusts)	12,311
1,782	Duluxgroup Limited (Materials, Chemicals)†	4,702
195	Energy Resources of Australia Limited (Energy, Oil, Gas & Consumable Fuels)	2,507
6,273	Fairfax Media Limited (Consumer Discretionary, Media)	8,883
3,679	Fortescue Metals Group Limited (Materials, Metals & Mining)†	18,526
5,343	Foster’s Group Limited (Consumer Staples, Beverages)	31,657
4,091	Goodman Fielder Limited (Consumer Staples, Food Products)	5,160
5,224	GPT Group (Financials, Real Estate Investment Trusts)	14,845
1,574	Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail)	5,735
4,815	Incitec Pivot Limited (Materials, Chemicals)	16,708
6,161	Insurance Australia Group Limited (Insurance Carriers)	21,676
399	Leighton Holdings Limited (Industrials, Construction & Engineering)	12,750
1,592	Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	11,710
379	MacArthur Coal Limited (Materials, Metals & Mining)	4,279
1,087	Macquarie Airports Group (Industrials, Transportation Infrastructure)	3,068
18,390	Macquarie Goodman Group (Financials, Real Estate Investment Trusts)	11,465
992	Macquarie Group Limited (Financials, Capital Markets)	34,776
6,703	Macquarie Infrastructure Group (Industrials, Transportation Infrastructure)	9,653
2,269	Metcash Limited (Consumer Staples, Food & Staples Retailing)	9,584
8,853	Mirvac Group (Financials, Real Estate Investment Trusts)	11,381
6,016	National Australia Bank Limited (Financials, Commercial Banks)	147,346
2,162	Newcrest Mining Limited (Materials, Metals & Mining)	82,898
3,937	OneSteel Limited (Materials, Metals & Mining)	11,150
994	Orica Limited (Materials, Chemicals)	24,701
2,511	Origin Energy Limited (Energy, Oil & Consumable Fuels )	38,468
9,250	OZ Minerals Limited (Materials, Metals & Mining)	13,009
2,019	Paladin Energy Limited (Energy, Oil, Gas & Consumable Fuels)†	7,006
3,289	Qantas Airways Limited (Industrials, Airlines)	8,869
2,913	QBE Insurance Group Limited (Financials, Insurance)	48,597

112 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010

INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Australia (continued)
1,233	Rio Tinto Limited (Materials, Metals & Mining)	$91,491
2,301	Santos Limited (Energy, Oil, Gas & Consumable Fuels)	28,490
482	Sims Group Limited (Materials, Metals & Mining)	8,218
1,094	Sonic Healthcare Limited (Health Care, Health Care Providers & Services)	11,631
3,951	SP AusNet (Utilities, Electric Utilities)	3,284
6,560	Stockland (Financials, REITs)	24,348
3,543	SunCorp-Metway Limited (Financials, Insurance)	30,820
1,638	Tabcorp Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	11,082
3,780	Tattersall’s Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,732
12,047	Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	30,507
1,969	Toll Holdings Limited (Industrials, Air Freight & Logistics)	12,561
3,557	Transurban Group (Industrials, Transportation Infrastructure)	17,087
2,926	Wesfarmers Limited (Consumer Staples, Food & Staples Retailing)	93,017
450	Wesfarmers Limited Price Protected Shares (Consumer Staples, Food & Staples Retailing)	14,392
6,130	Westfield Group (Financials, Real Estate Investment Trusts)	72,640
8,365	Westpac Banking Corporation (Financials, Commercial Banks)	187,900
1,559	Woodside Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	66,121
3,476	Woolworths Limited (Consumer Staples, Food & Staples Retailing)	96,895
567	WorleyParsons Limited (Energy, Energy Equipment & Services)	12,194

		2,515,047

Austria: 0.34%
560	Erste Bank Der Oesterreichischen Sparkassen AG (Financials, Commercial Banks)	22,422
2,181	IMMOEAST AG (Financials, Real Estate Investment Trusts)(a)	0
2,939	IMMOFINANZ Immobilien Anlagen AG (Financials, Real Estate Investment Trusts)	10,954
445	OMV AG (Energy, Oil, Gas & Consumable Fuels)	16,659
160	Raiffeisen International Bank Holdings (Financials, Commercial Banks)	7,460
985	Telekom Austria AG (Telecommunication Services, Diversified Telecommunication Services)	14,825
224	Verbund — Oesterreichische Elektrizitaetswirtschafts AG (Utilities, Electric Utilities)	8,031
326	Voestalpine AG (Materials, Metals & Mining)	12,008
114	Wiener Staedtische Allgemeine Versicherung AG (Financials, Insurance)	6,128

		98,487

Belgium: 1.01%
2,045	Anheuser-Busch InBev NV (Consumer Staples, Beverages)	120,296
2,600	Anheuser-Busch InBev NV (Consumer Staples, Beverages)	11
451	Belgacom SA (Telecommunication Services, Diversified Telecommunication Services)	17,587
45	Colruyt SA (Consumer Staples, Food & Staples Retailing)	11,895
299	Delhaize Group (Consumer Staples, Food & Staples Retailing)	21,685
1,642	Dexia (Financials, Commercial Banks)†	7,235
6,621	Fortis (Financials, Insurance)	18,955
9,100	Fortis Strip VVPR (Financials, Insurance)†	12
239	Groupe Bruxelles Lambert SA (Financials, Diversified Financial Services)	19,914
477	KBC Groep NV (Financials, Commercial Banks)	21,397
80	Mobistar SA (Telecommunication Services, Wireless Telecommunication Services)	4,899
67	Nationale A Portefeuille (Financials, Diversified Financial Services)	3,494
176	Solvay SA (Materials, Chemicals)	18,775
299	UCB SA (Health Care, Pharmaceuticals)	10,359
338	Umicore (Materials, Chemicals)	14,611

		291,125

Bermuda: 0.45%
1,000	Cheung Kong Infrastructure Holdings Limited (Utilities, Electric Utilities)	3,970
3,290	Esprit Holdings Limited (Consumer Discretionary, Specialty Retail)	17,852
50	Independent Tankers Corporation Limited (Energy, Oil, Gas & Consumable Fuels)†	43

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 113

INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Bermuda (continued)
1,976	Kerry Properties Limited (Financials, Real Estate Management & Development)	$10,747
6,200	Li & Fung Limited (Consumer Discretionary, Distributors)	34,880
8,914	Mongolia Energy Company Limited (Energy, Oil, Gas & Consumable Fuels)†	3,699
8,986	Noble Group Limited (Industrials, Trading Companies & Distributors)	12,914
2,672	NWS Holdings Limited (Industrials, Industrial Conglomerates)	5,241
200	Orient Overseas International Limited (Industrials, Marine)	1,596
767	Seadrill Limited (Energy, Energy Equipment & Services)	22,158
4,000	Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	9,104
2,000	Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	7,411

		129,615

Cayman Islands: 0.04%
500	ASM Pacific Technology (Information Technology, Semiconductors & Semiconductor Equipment)	4,459
6,000	Foxconn International Holdings Limited (Information Technology, Electronic Equipment & Instruments)†	4,408
1,500	Lifestyle International Holdings Limited (Consumer Discretionary, Multiline Retail)	3,704

		12,571

China: 0.06%
5,962	Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	10,758
4,612	Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)†	7,977

		18,735

Cyprus: 0.03%
1,684	Bank of Cyprus Public Company Limited (Financials, Commercial Banks)	8,494

Denmark: 0.98%
5	A.P. Moller-Maersk A/S Class B (Industrials, Marine)	41,569
312	Carlsberg A/S (Consumer Staples, Beverages)	32,531
67	Coloplast AS Class B (Health Care, Health Care Equipment & Supplies)	8,009
1,228	Danske Bank (Financials, Commercial Banks)	29,629
550	DSV A/S (Industrials, Road & Rail)	11,228
1,202	Novo Nordisk AS Class B (Health Care, Pharmaceuticals)	119,281
106	Novozymes A/S Class B (Materials, Chemicals)	13,486
75	Trygvesta A/S (Financials, Insurance)	4,509
548	Vestas Wind Systems A/S (Industrials, Electrical Equipment)†	20,650
20	William Demant Holding (Health Care, Health Care Equipment & Supplies)†	1,476

		282,368

Finland: 1.11%
407	Elisa Oyj (Telecommunication Services, Diversified Telecommunication Services)	9,349
1,230	Fortum Oyj (Energy, Oil, Gas & Consumable Fuels)	32,178
138	Kesko Oyj (Consumer Staples, Food & Staples Retailing)	6,475
457	Kone Oyj (Industrials, Machinery)	23,612
357	Metso Oyj (Industrials, Machinery)	16,362
380	Neste Oil Oyj Limited (Energy, Oil, Gas & Consumable Fuels)	5,937
10,626	Nokia Oyj (Information Technology, Communications Equipment)	106,761
320	Nokian Renkaat Oyj (Consumer Discretionary, Auto Components)	10,989
368	OKO Bank (Financials, Diversified Financial Services)	4,477
267	Orion Oyj (Health Care, Pharmaceuticals)	5,332
238	Outokumpu Oyj (Materials, Metals & Mining)	4,727
200	Rautaruukki Oyj (Materials, Metals & Mining)	4,133
1,162	Sampo Oyj (Financials, Insurance)	31,381
240	SanomaWSOY Oyj (Consumer Discretionary, Media)	5,078
1,760	Stora Enso Oyj (Materials, Paper & Forest Products)	17,395

114 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010

INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Finland (continued)
1,430	UPM-Kymmene Oyj (Materials, Paper & Forest Products)	$24,505
188	Wartsila Oyj (Industrials, Machinery)	12,269

		320,960

France: 9.69%
434	Accor SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	15,847
88	Aeroports de Paris (Industrials, Transportation Infrastructure)	7,179
400	Air France-KLM (Industrials, Airlines)	6,135
792	Air Liquide SA (Materials, Chemicals)	96,622
6,364	Alcatel SA (Information Technology, Communications Equipment)	21,429
568	Alstom RGPT (Industrials, Electrical Equipment)	28,975
134	Atos Origin SA (Information Technology, IT Services)	6,058
4,808	AXA SA (Financials, Insurance)	84,062
35	BioMerieux (Health Care, Health Care Equipment & Supplies)	3,627
2,659	BNP Paribas SA (Financials, Commercial Banks)	189,110
637	Bouygues SA (Industrials, Construction & Engineering)	27,341
145	Bureau Veritas SA (Industrials, Commercial Services & Supplies)	10,125
433	Cap Gemini SA (Information Technology, IT Services)	21,723
1,678	Carrefour SA (Consumer Staples, Food & Staples Retailing)	90,163
164	Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing)	15,015
188	Christian Dior SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	24,573
440	CNP Assurances (Financials, Insurance)	8,173
1,082	Compagnie de Saint-Gobain (Industrials, Building Products)	48,130
426	Compagnie Generale de Geophysique — Veritas (Energy, Energy Equipment & Services)†	9,350
413	Compagnie Generale Des Establissements Michelin (Consumer Discretionary, Auto Components)	31,422
2,604	Credit Agricole SA (Financials, Commercial Banks)	40,700
175	Dassault Systemes SA (Information Technology, Software)	12,873
434	Edenred (Consumer Staples, Commercial Services & Supplies)	8,597
120	Eiffage SA (Industrials, Construction & Engineering)†	5,706
716	Electricite de France (Utilities, Electric Utilities)	30,883
15	Eramet (Materials, Metals & Mining)	4,432
574	Essilor International SA Cie Generale d’Optique (Health Care, Health Care Equipment & Supplies)	39,493
86	Eurazeo (Financials, Diversified Financial Services)	5,771
294	Eutelsat Communications (Consumer Discretionary, Media)	11,222
72	Fonciere des Regions (Financials, Real Estate Investment Trusts)	7,673
5,252	France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	113,483
3,524	Gaz de France (Utilities, Multi-Utilities)	126,156
1,701	GDF Suez (Utilities, Electric Utilities)	2
56	Gecina SA (Financials, Real Estate Investment Trusts)	6,642
1,634	Groupe Danone (Consumer Staples, Food Products)	97,734
1,414	Groupe Eurotunnel SA (Industrials, Transportation Infrastructure)	12,023
146	Hermes International (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	33,338
69	ICADE (Financials, Real Estate Investment Trusts)	7,249
48	ILIAD SA (Telecommunication Services, Diversified Telecommunication Services)	5,001
112	Imerys SA (Materials, Construction Materials)	6,709
68	Ipsen (Health Care, Pharmaceuticals)	2,254
197	JC Decaux SA (Consumer Discretionary, Media)	5,201
270	Klepierre (Financials, Real Estate Investment Trusts)	10,413
670	L’Oreal SA (Consumer Staples, Personal Products)	75,335
555	Lafarge SA (Materials, Construction Materials)	31,777
350	Lagardere SCA (Consumer Discretionary, Media)	13,672
390	Legrand SA (Industrials, Electrical Equipment)	13,191
686	LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	100,626
188	M6 Metropole Television (Consumer Discretionary, Media)	4,421
2,585	Natixis (Financials, Commercial Banks)	14,801

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 115
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
France (continued)
92	Neopost SA (Information Technology, Office Electronics)	$6,847
369	PagesJaunes SA (Consumer Discretionary, Media)	3,864
556	Pernod-Ricard (Consumer Staples, Beverages)	46,425
451	Peugeot SA (Consumer Discretionary, Automobiles)	15,165
210	Pinault-Printempts-Redoute SA (Consumer Discretionary, Multiline Retail)	33,996
336	Publicis Groupe (Consumer Discretionary, Media)	15,959
530	Renault SA (Consumer Discretionary, Automobiles)	27,272
494	Safran SA (Industrials, Aerospace & Defense)	13,886
2,947	Sanofi-Aventis SA (Health Care, Pharmaceuticals)	196,355
680	Schneider Electric SA (Industrials, Electrical Equipment)	86,221
491	SCOR SE (Financials, Insurance)	11,734
79	Societe BIC SA (Industrials, Commercial Services & Supplies)	6,342
1,780	Societe Generale (Financials, Commercial Banks)	102,523
348	Societe Television Francaise 1 (Consumer Discretionary, Media)	5,418
279	Sodexho Alliance SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	18,105
798	Suez Environnement SA (Utilities, Water Utilities)	14,741
270	Technip SA (Energy, Energy Equipment & Services)	21,713
265	Thales SA (Industrials, Aerospace & Defense)	9,685
5,946	Total SA (Energy, Oil, Gas & Consumable Fuels)	306,443
257	Unibail-Rodamco (Financials, Real Estate Investment Trusts)	56,985
301	Vallourec SA (Industrials, Machinery)	29,901
952	Veolia Environnement (Utilities, Multi-Utilities)	25,074
1,248	Vinci SA (Industrials, Construction & Engineering)	62,558
3,443	Vivendi SA (Consumer Discretionary, Media)	94,108

		2,803,757

Germany: 7.39%
580	Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	35,905
1,287	Allianz AG (Financials, Insurance)	145,448
2,606	BASF SE (Materials, Chemicals)	164,327
2,310	Bayer AG (Health Care, Pharmaceuticals)	161,077
948	Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	66,479
299	Beiersdorf AG (Consumer Staples, Personal Products)	18,302
224	Celesio AG (Health Care, Health Care Providers & Services)	4,874
2,101	Commerzbank AG (Financials, Commercial Banks)	17,414
148	Continental AG (Consumer Discretionary, Auto Components)	11,502
2,559	Daimler AG (Consumer Discretionary, Automobiles)	162,078
1,793	Deutsche Bank AG (Financials, Capital Markets)	98,127
547	Deutsche Boerse AG (Financials, Diversified Financial Services)	36,498
679	Deutsche Lufthansa AG (Industrials, Airlines)	12,482
2,377	Deutsche Post AG (Industrials, Air Freight & Logistics)	43,114
259	Deutsche Postbank AG (Financials, Commercial Banks)	8,815
8,006	Deutsche Telekom AG (Telecommunication Services, Diversified Telecommunication Services)	109,524
5,108	E.ON AG (Utilities, Electric Utilities)	150,620
109	Fraport AG (Industrials, Transportation Infrastructure)	6,629
538	Fresenius Medical Care AG & Company (Health Care, Health Care Providers & Services)	33,228
84	Fresenius SE (Health Care, Health Care Equipment & Supplies)	6,724
490	GEA Group AG (Financials, Diversified Financials)	12,248
179	Hannover Rueckversicherung AG (Financials, Insurance)	8,233
417	Heidelbergcement AG (Materials, Construction Materials)	20,096
385	Henkel KGaA (Consumer Staples, Household Products)	17,433
135	Hochtief AG (Industrials, Construction & Engineering)	11,690
3,221	Infineon Technologies AG (Information Technology, Semiconductors & Semiconductor Equipment)†	22,311
395	K+S AG (Materials, Chemicals)	23,648
484	Linde AG (Materials, Chemicals)	62,999

116 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Germany (continued)
293	MAN AG (Industrials, Machinery)	$31,939
192	Merck KGaA (Health Care, Pharmaceuticals)	16,129
356	Metro AG (Consumer Staples, Food & Staples Retailing)	23,174
532	Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	73,685
15	PUMA AG Rudolf Dassler Sport (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,949
1,172	RWE AG (Utilities, Multi-Utilities)	79,167
125	Salzgitter AG (Materials, Metals & Mining)	8,097
2,432	SAP AG (Information Technology, Software)	120,300
2,313	Siemens AG (Industrials, Industrial Conglomerates)	244,152
194	Suedzucker AG (Consumer Staples, Food Products)	4,339
924	Thyssenkrupp AG (Materials, Metals & Mining)	30,131
410	TUI AG (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,016
356	United Internet AG (Information Technology, Internet Software & Services)	5,756
87	Volkswagen AG (Consumer Discretionary, Automobiles)	9,587
46	Wacker Chemie AG (Materials, Chemicals)	8,488

		2,136,734

Greece: 0.25%
1,509	Alpha Bank AE (Financials, Commercial Banks)	9,463
545	Coca-Cola Hellenic Bottling Company SA (Consumer Staples, Beverages)	14,384
961	EFG Eurobank Ergasias SA (Financials, Commercial Banks)	5,791
730	Hellenic Telecommunications Organization SA (Telecommunication Services, Diversified Telecommunication Services)†	5,255
1,798	National Bank of Greece SA (Financials, Commercial Banks)	17,575
660	Opap SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	10,437
993	Piraeus Bank SA (Financials, Commercial Banks)	4,914
340	Public Power Corporation SA (Utilities, Electric Utilities)	5,298

		73,117

Hong Kong: 2.15%
4,586	Bank of East Asia Limited (Financials, Commercial Banks)	19,417
10,000	BOC Hong Kong Holdings Limited (Financials, Commercial Banks)	31,706
3,000	Cathay Pacific Airways Limited (Industrials, Airlines)	8,139
4,000	Cheung Kong Holdings Limited (Financials, Real Estate Management & Development)	60,628
5,500	CLP Holdings Limited (Utilities, Electric Utilities)	43,914
2,000	Hang Lung Group Limited (Financials, Real Estate Management & Development)	13,056
6,000	Hang Lung Properties Limited (Financials, Real Estate Management & Development)	29,308
2,100	Hang Seng Bank Limited (Financials, Commercial Banks)	30,882
3,089	Henderson Land Development Company Limited (Financials, Real Estate Management & Development)	21,996
12,342	Hong Kong & China Gas Company Limited (Utilities, Gas Utilities)	31,241
4,000	Hong Kong Electric Holdings Limited (Utilities, Electric Utilities)	24,308
2,000	Hong Kong Exchanges & Clearing Limited (Financials, Diversified Financial Services)	39,387
1,000	Hopewell Holdings (Financials, Real Estate Management & Development)	3,235
6,000	Hutchison Whampoa Limited (Industrials, Industrial Conglomerates)	55,988
1,809	Hysan Development Company Limited (Financials, Real Estate Management & Development)	6,482
4,049	MTR Corporation Limited (Industrials, Road & Rail)	15,316
7,491	New World Development Limited (Financials, Real Estate Management & Development)	15,100
11,977	PCCW Limited (Telecommunication Services, Diversified Telecommunication Services)	4,338
4,118	Sino Land Company (Financials, Real Estate Management & Development)	8,524
4,057	Sun Hung Kai Properties Limited (Financials, Real Estate Management & Development)	70,067
2,000	Swire Pacific Limited (Financials, Real Estate Management & Development)	27,556
1,000	Television Broadcasts Limited (Consumer Discretionary, Media)	5,710
6,418	The Link REIT (Financials, Real Estate Investment Trusts)	19,025
3,625	Wharf Holdings Limited (Financials, Real Estate Management & Development)	23,314
2,000	Wheelock & Company (Financials, Real Estate Management & Development)	6,689
500	Wing Hang Bank Limited (Financials, Commercial Banks)	5,996

		621,322

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 117
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Ireland: 0.37%
10,069	Bank of Ireland plc (Financials, Commercial Banks)	$8,511
1,960	CRH plc (Materials, Construction Materials)	32,171
1,473	Elan Corporation plc (Health Care, Pharmaceuticals)†	8,285
2,834	Experian Group Limited (Industrials, Commercial Services & Supplies)	30,852
1,288	James Hardie Industries NV (Materials, Construction Materials)	6,972
409	Kerry Group plc (Consumer Staples, Food Products)	14,349
186	Ryanair Holdings plc ADR (Industrials, Airlines)	5,731

		106,871

Israel: 0.82%
2,937	Bank Hapoalim Limited (Financials, Commercial Banks)†	13,442
3,493	Bank Leumi Le-Israel (Financials, Commercial Banks)	16,226
5,125	Bezeq Israeli Telecommunication Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	12,776
147	Cellcom Israel Limited (Telecommunication Services, Wireless Telecommunication Services)	4,488
12	Delek Group Limited (Industrials, Industrial Conglomerates)	3,295
69	Elbit Systems Limited (Industrials, Aerospace & Defense)	3,677
1,313	Israel Chemicals Limited (Materials, Chemicals)	18,521
1,576	Israel Discount Bank Limited (Financials, Commercial Banks)†	3,126
671	Makhteshim-Agan Industries Limited (Materials, Chemicals)	2,487
183	Nice Systems Limited (Information Technology, Software)†	5,637
252	Partner Communications Company Limited (Telecommunication Services, Wireless Telecommunication Services)	4,670
2,565	Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	139,292
7	The Israel Corporation Limited (Materials, Chemicals)†	6,688
359	United Mizrahi Bank Limited (Financials, Commercial Banks)	3,326

		237,651

Italy: 2.82%
3,249	AEM SpA (Utilities, Multi-Utilities)	4,983
3,346	Assicurazioni Generali SpA (Financials, Insurance)	67,372
712	Atlantia SpA (Industrials, Transportation Infrastructure)	14,754
334	Autogrill SpA (Consumer Discretionary, Hotels, Restaurants & Leisure)	4,189
1,676	Banca Carige SpA (Financials, Commercial Banks)	3,902
6,574	Banca Monte Dei Paschi di Siena SpA (Financials, Commercial Banks)	9,105
1,168	Banca Popolare di Milano Scarl (Financials, Commercial Banks)	5,573
1,898	Banco Popolare SpA (Financials, Commercial Banks)	11,359
720	Beni Stabili SpA (Financials, Real Estate Management & Development)	658
18,442	Enel SpA (Utilities, Multi-Utilities)	98,302
7,385	ENI SpA (Energy, Oil, Gas & Consumable Fuels)	159,370
190	Exor SpA (Financials, Diversified Financial Services)	4,403
2,116	Fiat SpA (Consumer Discretionary, Automobiles)	32,654
1,199	Finmeccanica SpA (Industrials, Aerospace & Defense)	14,245
21,530	Intesa Sanpaolo (Financials, Commercial Banks)	69,928
2,763	Intesa Sanpaolo SpA (Financials, Commercial Banks)	7,115
344	Luxottica Group SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	9,407
2,100	Mediaset SpA (Consumer Discretionary, Media)	14,887
1,403	Mediobanca SpA (Financials, Capital Markets)	13,044
641	Mediolanum SpA (Financials, Insurance)	2,851
5,119	Parmalat SpA (Consumer Staples, Food Products)	13,134
705	Pirelli & Company SpA (Consumer Discretionary, Auto Components)	5,738
537	Prysmian SpA (Industrials, Electrical Equipment)	9,810
731	Saipem SpA (Energy, Energy Equipment & Services)	29,278
4,233	Snam Rete Gas SpA (Utilities, Gas Utilities)	21,438
44,102	Telecom Italia SpA (Telecommunication Services, Diversified Telecommunication Services)	56,793

118 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Italy (continued)
3,854	Terna SpA (Utilities, Electric Utilities)	$16,379
38,175	UniCredito Italiano SpA (Financials, Commercial Banks)	97,475
1,799	Unione di Banche ScpA (Financials, Commercial Banks)	17,437

		815,583

Japan: 20.88%
1,000	77 Bank Limited (Financials, Commercial Banks)	5,067
100	ABC-Mart Incorporated (Consumer Discretionary, Multiline Retail)	3,079
140	Acom Company Limited (Financials, Consumer Finance)	2,118
500	Advantest Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	9,948
1,600	Aeon Company Limited (Consumer Staples, Food & Staples Retailing)	17,173
200	Aeon Credit Service Company Limited (Financials, Consumer Finance)	2,154
200	Aeon Mall Company Limited (Financials, Real Estate Management & Development)	4,861
500	Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	15,597
2,000	Ajinomoto Company Incorporated (Consumer Staples, Food Products)	19,574
100	Alfresa Holdings Corporation (Health Care, Health Care Providers & Services)	4,264
2,000	All Nippon Airways Company Limited (Industrials, Airlines)	7,403
1,000	Amada Company Limited (Industrials, Machinery)	6,852
2,000	Aozora Bank Limited (Financials, Commercial Banks)	2,947
1,100	Asahi Breweries Limited (Consumer Staples, Beverages)	22,005
3,000	Asahi Glass Company Limited (Industrials, Building Products)	30,582
3,000	Asahi Kasei Corporation (Materials, Chemicals)	16,531
1,200	Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	43,340
1,000	Bank of Kyoto Limited (Financials, Commercial Banks)	8,110
3,000	Bank of Yokohama Limited (Financials, Commercial Banks)	14,015
200	Benesse Corporation (Consumer Discretionary, Diversified Consumer Services)	9,631
1,800	Bridgestone Corporation (Consumer Discretionary, Auto Components)	32,796
700	Brother Industries Limited (Information Technology, Office Electronics)	8,645
3,200	Canon Incorporated (Information Technology, Office Electronics)	149,305
100	Canon Marketing Japan Incorporated (Consumer Discretionary, Distributors)	1,376
700	Casio Computer Company Limited (Consumer Discretionary, Household Durables)	5,190
4	Central Japan Railway Company (Industrials, Road & Rail)	29,420
2,000	Chiba Bank Limited (Financials, Commercial Banks)	11,667
1,800	Chubu Electric Power Company Incorporated (Utilities, Electric Utilities)	44,483
600	Chugai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	11,025
600	Citizen Holdings Company Limited (Information Technology, Electronic Equipment & Instruments)	3,601
200	Coca-Cola West Japan Company Limited (Consumer Staples, Beverages)	3,373
2,000	Cosmo Oil Company Limited (Energy, Oil, Gas & Consumable Fuels)	5,223
400	Credit Saison Company Limited (Financials, Consumer Finance)	5,347
22	Dai Ichi Mutual Life Insurance (Financials, Insurance)	26,564
2,000	Dai Nippon Printing Company Limited (Industrials, Commercial Services & Supplies)	24,413
1,000	Daicel Chemical Industries Limited (Materials, Chemicals)	6,732
1,000	Daido Steel Company Limited (Materials, Metals & Mining)	4,863
1,900	Daiichi Sankyo Company Limited (Health Care, Pharmaceuticals)	38,646
600	Daikin Industries Limited (Industrials, Building Products)	22,568
500	Dainippon Sumitomo Pharma Company Limited (Health Care, Pharmaceuticals)	4,187
200	Daito Trust Construction Company Limited (Financials, Real Estate Management & Development)	11,955
1,000	Daiwa House Industry Company Limited (Financials, Real Estate Management & Development)	10,062
5,000	Daiwa Securities Group Incorporated (Financials, Capital Markets)	20,184
200	Dena Company Limited (Consumer Discretionary, Internet & Catalog Retail)	6,299
1,000	Denki Kagaku Kogyo Kabushiki Kaisha (Materials, Chemicals)	4,300
1,400	Denso Corporation (Consumer Discretionary, Auto Components)	41,507
500	Dentsu Incorporated (Consumer Discretionary, Media)	11,584
100	Dowa Mining Company Limited (Materials, Metals & Mining)	595
900	East Japan Railway Company (Industrials, Road & Rail)	54,336

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 119
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Japan (continued)
700	Eisai Company Limited (Health Care, Pharmaceuticals)	$24,477
280	Electric Power Development Company (Utilities, Independent Power Producers & Energy Traders)	8,419
500	Elpida Memory Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)†	5,750
200	FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	7,171
500	FANUC Limited (Industrials, Machinery)	63,668
100	Fast Retailing Company Limited (Consumer Discretionary, Specialty Retail)	14,087
2,000	Fuji Electric Holdings Company Limited (Industrials, Electrical Equipment)	5,247
2,000	Fuji Heavy Industries Limited (Consumer Discretionary, Automobiles)	12,746
1	Fuji Television Network Incorporated (Consumer Discretionary, Media)	1,273
1,300	Fujifilm Holdings Corporation (Information Technology, Electronic Equipment & Instruments)	43,058
5,000	Fujitsu Limited (Information Technology, Computers & Peripherals)	35,098
2,000	Fukuoka Financial Group Incorporated (Financials, Commercial Banks)	8,002
2,000	Furukawa Electric Company Limited (Industrials, Electrical Equipment)	7,523
1,000	GS Yuasa Corporation (Industrials, Electrical Equipment)	7,032
1,000	Gunma Bank Limited (Financials, Commercial Banks)	5,235
70	Hakuhodo DY Holdings Incorporated (Consumer Discretionary, Media)	3,388
2,800	Hankyu Hanshin Holdings Incorporated (Industrials, Transportation Infrastructure)	13,450
1,000	Hino Motors Limited (Industrials, Machinery)	4,828
100	Hirose Electric Company Limited (Information Technology, Electronic Equipment & Instruments)	10,074
200	Hisamitsu Pharmaceutical Company Incorporated (Health Care, Pharmaceuticals)	8,170
300	Hitachi Chemical Company Limited (Materials, Chemicals)	5,599
300	Hitachi Construction Machinery Company Limited (Industrials, Machinery)†	6,487
200	Hitachi High-Technologies Corporation (Information Technology, Electronic Equipment & Instruments)	3,690
13,000	Hitachi Limited (Information Technology, Electronic Equipment & Instruments)	56,840
500	Hokkaido Electric Power Company Incorporated (Utilities, Electric Utilities)	9,954
4,000	Hokuhoku Financial Group Incorporated (Financials, Commercial Banks)	7,331
500	Hokuriku Electric Power Company (Utilities, Electric Utilities)	11,416
4,600	Honda Motor Company Limited (Consumer Discretionary, Automobiles)	163,270
1,200	Hoya Corporation (Information Technology, Electronic Equipment & Instruments)	29,253
400	Ibiden Company Limited (Information Technology, Electronic Equipment & Instruments)	10,153
100	Idemitsu Kosan Company Limited (Energy, Oil, Gas & Consumable Fuels)	8,577
6	Inpex Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	28,246
1,160	Isetan Mitsukoshi Holdings Limited (Consumer Discretionary, Multiline Retail)	12,047
4,000	Ishikawajima-Harima Heavy Industries Company Limited (Industrials, Machinery)	7,667
3,000	Isuzu Motors Limited (Consumer Discretionary, Automobiles)	11,572
200	ITO EN Limited (Consumer Staples, Beverages)	3,285
4,200	Itochu Corporation (Industrials, Trading Companies & Distributors)	38,438
100	Itochu Techno-Science Corporation (Information Technology, IT Services)	3,265
800	J Front Retailing Company Limited (Consumer Discretionary, Multiline Retail)	3,718
100	JAFCO Company Limited (Financials, Diversified Financial Services)	2,361
100	Japan Petroleum Exploration Company (Energy, Oil, Gas & Consumable Fuels)	3,767
2	Japan Prime Realty Investment Corporation (Financials, Real Estate Investment Trusts)	4,403
1	Japan Real Estate Investment Corporation (Financials, Real Estate Investment Trusts)	9,092
5	Japan Retail Fund Investment Corporation (Financials, Real Estate Investment Trusts)	7,038
1,000	Japan Steel Works (Industrials, Machinery)	9,415
13	Japan Tobacco Incorporated (Consumer Staples, Tobacco)	43,276
1,300	JFE Holdings Incorporated (Materials, Metals & Mining)	39,757
1,000	JGC Corporation (Industrials, Construction & Engineering)	17,357
2,000	Joyo Bank Limited (Financials, Commercial Banks)	8,721
700	JS Group Corporation (Industrials, Building Products)	13,727
500	JSR Corporation (Materials, Chemicals)	8,511
600	JTEKT Corporation (Industrials, Machinery)	5,527
7	Jupiter Telecommunications Company Limited (Consumer Discretionary, Media)	7,547
6,300	JX Holdings Incorporated (Energy, Energy Equipment & Services)	36,526
2,000	Kajima Corporation (Industrials, Construction & Engineering)	4,816

120 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Japan (continued)
1,000	Kamigumi Company Limited (Industrials, Transportation Infrastructure)	$7,427
1,000	Kaneka Corporation (Materials, Chemicals)	6,001
2,100	Kansai Electric Power Company Incorporated (Utilities, Electric Utilities)	50,991
1,000	Kansai Paint Company Limited (Materials, Chemicals)	8,517
1,500	Kao Corporation (Consumer Staples, Personal Products)	36,548
4,000	Kawasaki Heavy Industries Limited (Industrials, Machinery)	11,356
2,000	Kawasaki Kisen Kaisha Limited (Industrials, Marine)	7,523
8	KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	38,285
1,000	Keihin Electric Express Railway Company Limited (Industrials, Road & Rail)	9,667
2,000	Keio Corporation (Industrials, Road & Rail)	13,752
1,000	Keisei Electric Railway Company Limited (Industrials, Road & Rail)	6,421
100	Keyence Corporation (Information Technology, Electronic Equipment & Instruments)	21,754
4,000	Kintetsu Corporation (Industrials, Road & Rail)	13,512
2,000	Kirin Brewery Company Limited (Consumer Staples, Beverages)	28,390
7,000	Kobe Steel Limited (Materials, Metals & Mining)	16,435
2,700	Komatsu Limited (Industrials, Machinery)	62,681
300	Konami Corporation (Information Technology, Software)	5,297
1,500	Konica Minolta Holdings Incorporated (Information Technology, Office Electronics)	14,626
3,000	Kubota Corporation (Industrials, Machinery)	27,456
1,000	Kuraray Company Limited (Materials, Chemicals)	12,626
300	Kurita Water Industries Limited (Industrials, Machinery)	8,327
500	Kyocera Corporation (Information Technology, Electronic Equipment & Instruments)	47,257
1,000	Kyowa Hakko Kogyo Company Limited (Health Care, Pharmaceuticals)	9,907
1,100	Kyushu Electric Power Company Incorporated (Utilities, Electric Utilities)	25,115
200	Lawson Incorporated (Consumer Staples, Food & Staples Retailing)	9,164
100	Mabuchi Motor Company Limited (Industrials, Electrical Equipment)	5,115
300	Makita Corporation (Industrials, Machinery)	9,512
5,000	Marubeni Corporation (Industrials, Trading Companies & Distributors)	28,270
700	Marui Company Limited (Consumer Discretionary, Multiline Retail)	5,241
100	Maruichi Steel Tube Limited (Materials, Metals & Mining)	1,917
200	Matsui Securities Company Limited (Financials, Capital Markets)	1,119
5,600	Matsushita Electric Industrial Company Limited (Consumer Discretionary, Household Durables)	75,870
1,000	Matsushita Electric Works Limited (Industrials, Electrical Equipment)	13,261
4,000	Mazda Motor Corporation (Consumer Discretionary, Automobiles)	9,631
200	McDonald’s Holdings Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	4,816
400	Mediceo Paltac Holdings Company Limited (Health Care, Health Care Providers & Services)	5,084
200	Meiji Holdings Company Limited (Consumer Staples, Food Products)	9,415
2,000	Millea Holdings Incorporated (Financials, Insurance)	53,953
1,000	Minebea Company Limited (Industrials, Machinery)	5,151
3,500	Mitsubishi Chemical Holdings Corporation (Materials, Chemicals)	17,777
3,800	Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	90,175
5,000	Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	43,004
3,000	Mitsubishi Estate Company Limited (Financials, Real Estate Management & Development)	48,802
1,000	Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	5,810
8,000	Mitsubishi Heavy Industries Limited (Industrials, Machinery)	29,516
3,000	Mitsubishi Materials Corporation (Materials, Metals & Mining)	8,625
11,000	Mitsubishi Motors Corporation (Consumer Discretionary, Automobiles)†	14,363
35,770	Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	166,681
170	Mitsubishi UFJ Securities Company Limited (Financials, Diversified Financial Services)	5,977
4,900	Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	72,901
2,000	Mitsui Chemicals Incorporated (Materials, Chemicals)	5,391
2,000	Mitsui Engineering & Shipbuilding Company Limited (Industrials, Machinery)	4,528
2,000	Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	33,733
2,000	Mitsui Mining & Smelting Company Limited (Materials, Metals & Mining)	5,726
3,000	Mitsui OSK Lines Limited (Industrials, Marine)	18,867

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 121
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Japan (continued)
1,500	Mitsui Sumitomo Insurance Group Holdings Incorporated (Financials, Insurance)	$34,445
3,000	Mitsui Trust Holdings Incorporated (Financials, Commercial Banks)	9,954
200	Mitsumi Electric Company Limited (Information Technology, Electronic Equipment & Instruments)	3,067
56,100	Mizuho Financial Group Incorporated (Financials, Commercial Banks)	81,986
4,000	Mizuho Trust & Banking Company Limited (Financials, Commercial Banks)	3,354
600	Murata Manufacturing Company Limited (Information Technology, Electronic Equipment & Instruments)	31,624
600	Namco Bandai Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)	5,563
7,000	NEC Corporation (Information Technology, Computers & Peripherals)	18,615
1,000	NGK Insulators Limited (Industrials, Machinery)	16,615
300	Nidec Corporation (Industrials, Electrical Equipment)	26,665
900	Nikon Corporation (Consumer Discretionary, Leisure Equipment & Products)	16,689
300	Nintendo Company Limited (Information Technology, Software)	74,964
1	Nippon Building Fund Incorporated (Financials, Real Estate Investment Trusts)	8,757
1,000	Nippon Electric Glass Company Limited (Information Technology, Electronic Equipment & Instruments)	13,632
2,000	Nippon Express Company Limited (Industrials, Road & Rail)	7,595
300	Nippon Paper Group Incorporated (Materials, Paper & Forest Products)	7,507
2,000	Nippon Sheet Glass Company Limited (Industrials, Building Products)	4,360
14,000	Nippon Steel Corporation (Materials, Metals & Mining)	47,628
1,500	Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	65,495
4,000	Nippon Yusen Kabushiki Kaisha (Industrials, Marine)	16,387
2,000	Nishi-Nippon City Bank Limited (Financials, Commercial Banks)	5,726
400	Nissan Chemical Industries Limited (Materials, Chemicals)	4,509
7,100	Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	62,002
100	Nissha Printing Company Limited (Industrials, Commercial Services & Supplies)	2,272
500	Nisshin Seifun Group Incorporated (Consumer Staples, Food Products)	6,570
2,000	Nisshin Steel Company Limited (Materials, Metals & Mining)	3,570
200	Nissin Food Products Company Limited (Consumer Staples, Food Products)	7,223
100	Nitori Company Limited (Consumer Discretionary, Specialty Retail)	8,361
400	Nitto Denko Corporation (Materials, Chemicals)	15,644
4,000	NKSJ Holdings Incorporated (Financials, Insurance)	25,108
300	NOK Corporation (Consumer Discretionary, Auto Components)	5,222
10,100	Nomura Holdings Incorporated (Financials, Capital Markets)	48,879
300	Nomura Real Estate Holding Incorporated (Financials, Real Estate Management & Development)	4,259
1	Nomura Real Estate Office Fund (Financials, Real Estate Investment Trusts)	5,552
300	Nomura Research Institute Limited (Information Technology, IT Services)	5,638
1,000	NSK Limited (Industrials, Machinery)	6,780
1,000	NTN Corporation (Industrials, Machinery)	4,312
3	NTT Data Corporation (Information Technology, IT Services)	9,484
43	NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	71,598
3	NTT Urban Development Corporation (Financials, Real Estate Management & Development)	2,523
2,000	Obayashi Corporation (Industrials, Construction & Engineering)	7,954
20	OBIC Company Limited (Information Technology, IT Services)	3,781
2,000	Odakyu Electric Railway Company Limited (Industrials, Road & Rail)	18,495
2,000	OJI Paper Company Limited (Materials, Paper & Forest Products)	8,840
600	Olympus Corporation (Health Care, Health Care Equipment & Supplies)	15,712
600	Omron Corporation (Information Technology, Electronic Equipment & Instruments)	13,627
200	Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	8,709
100	Oracle Corporation Japan (Information Technology, Software)	4,762
100	Oriental Land Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	9,320
290	ORIX Corporation (Financials, Consumer Finance)	22,163
5,000	Osaka Gas Company Limited (Utilities, Gas Utilities)	18,028
21	Rakuten Incorporated (Consumer Discretionary, Internet & Catalog Retail)	15,370
1,800	Resona Holdings Incorporated (Financials, Commercial Banks)	16,150
2,000	Ricoh Company Limited (Information Technology, Office Electronics)	28,198
100	Rinnai Corporation (Consumer Discretionary, Household Durables)	5,882

122 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Japan (continued)
300	Rohm Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	$18,507
100	Sankyo Company Limited (Consumer Discretionary, Leisure Equipment & Products)	5,295
200	Santen Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	6,926
5,000	Sanyo Electric Company Limited (Consumer Discretionary, Household Durables)†	8,265
900	Sapporo Hokuyo Holdings Incorporated (Financials, Commercial Banks)	4,161
1,000	Sapporo Holdings Limited (Consumer Staples, Beverages)	4,684
59	SBI Holdings Incorporated (Financials, Capital Markets)	7,400
600	Secom Company Limited (Industrials, Commercial Services & Supplies)	27,096
600	Sega Sammy Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)	9,171
400	Seiko Epson Corporation (Information Technology, Computers & Peripherals)	6,061
1,000	Sekisui Chemical Company Limited (Consumer Discretionary, Household Durables)	6,049
2,000	Sekisui House Limited (Consumer Discretionary, Household Durables)	17,968
1,600	Senshu Ikeda Holdings Incorporated (Financials, Commercial Banks)	2,396
2,120	Seven & I Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	49,673
2	Seven Bank Limited (Financials, Commercial Banks)	3,582
3,200	Sharp Corporation (Consumer Discretionary, Household Durables)	31,854
500	Shikoku Electric Power Company Incorporated (Utilities, Electric Utilities)	14,345
1,000	Shimadzu Corporation (Information Technology, Electronic Equipment & Instruments)	7,690
200	Shimano Incorporated (Consumer Discretionary, Leisure Equipment & Products)	10,589
100	Shimanura Company Limited (Consumer Discretionary, Specialty Retail)	9,284
2,000	Shimizu Corporation (Industrials, Construction & Engineering)	7,403
1,100	Shin-Etsu Chemical Company Limited (Materials, Chemicals)	53,564
100	Shinko Electric Industries (Information Technology, Semiconductors & Semiconductor Equipment)	1,106
2,000	Shinko Securities Company Limited (Financials, Capital Markets)	4,576
2,000	Shinsei Bank Limited (Financials, Commercial Banks)	1,414
900	Shionogi & Company Limited (Health Care, Pharmaceuticals)	16,473
1,000	Shiseido Company Limited (Consumer Staples, Personal Products)	22,448
2,000	Shizuoka Bank Limited (Financials, Commercial Banks)	17,226
4,000	Showa Denko KK (Materials, Chemicals)	7,667
600	Showa Shell Sekiyu KK (Energy, Oil, Gas & Consumable Fuels)	4,586
100	SMC Corporation (Industrials, Machinery)	13,189
2,300	Softbank Corporation (Telecommunication Services, Wireless Telecommunication Services)	75,243
3,700	Sojitz Corporation (Industrials, Trading Companies & Distributors)	6,648
2,800	Sony Corporation (Consumer Discretionary, Household Durables)	86,569
2	Sony Financial Holdings Incorporated (Financials, Insurance)	6,517
200	Square Enix Company Limited (Information Technology, Software)	4,483
400	Stanley Electric Company Limited (Consumer Discretionary, Auto Components)	6,373
300	Sumco Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	4,679
4,000	Sumitomo Chemical Company Limited (Materials, Chemicals)	17,537
3,100	Sumitomo Corporation (Industrials, Trading Companies & Distributors)	39,957
2,200	Sumitomo Electric Industries Limited (Consumer Discretionary, Auto Components)	26,828
1,000	Sumitomo Heavy Industries Limited (Industrials, Machinery)	5,151
9,000	Sumitomo Metal Industries Limited (Materials, Metals & Mining)	22,748
1,000	Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	15,273
3,800	Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	110,704
1,000	Sumitomo Realty & Development Company Limited (Financials, Real Estate Management & Development)	20,664
500	Sumitomo Rubber Industries (Consumer Discretionary, Auto Components)	4,881
4,000	Sumitomo Trust & Banking Company Limited (Financials, Commercial Banks)	20,029
1,000	Suruga Bank Limited (Financials, Commercial Banks)	8,816
200	Suzuken Company Limited (Health Care, Health Care Providers & Services)	6,620
900	Suzuki Motor Corporation (Consumer Discretionary, Automobiles)	18,931
800	T&D Holdings Incorporated (Financials, Insurance)	16,675
2,000	Taiheiyo Cement Corporation (Materials, Construction Materials)	2,348
3,000	Taisei Corporation (Industrials, Construction & Engineering)	6,181
1,000	Taiyo Nippon Sanso Corporation (Materials, Chemicals)	8,505
1,000	Takashimaya Company Limited (Consumer Discretionary, Multiline Retail)	7,714

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 123
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Japan (continued)
2,100	Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	$96,472
1,000	Tanabe Seiyaku Company Limited (Health Care, Pharmaceuticals)	16,291
300	TDK Corporation (Information Technology, Electronic Equipment & Instruments)	16,729
2,000	Teijin Limited (Materials, Chemicals)	6,612
500	Terumo Corporation (Health Care, Health Care Equipment & Supplies)	26,533
800	The Chugoku Electric Power Company Incorporated (Utilities, Electric Utilities)	15,783
1,000	The Hachijuni Bank Limited (Financials, Commercial Banks)	5,223
1,000	The Hiroshima Bank Limited (Financials, Commercial Banks)	4,073
1,000	The Iyo Bank Limited (Financials, Commercial Banks)	8,110
400	THK Company Limited (Industrials, Machinery)	7,494
100	TOA Medical Electronics Company (Health Care, Health Care Equipment & Supplies)	6,936
2,000	Tobu Railway Company Limited (Industrials, Road & Rail)	11,524
300	Toho Company Limited Tokyo (Consumer Discretionary, Media)	4,826
1,000	Toho Gas Company Limited (Utilities, Gas Utilities)	4,947
1,200	Tohoku Electric Power Company Incorporated (Utilities, Electric Utilities)	26,536
1,000	Tokuyama Corporation (Materials, Chemicals)	5,079
3,400	Tokyo Electric Power Company Incorporated (Utilities, Electric Utilities)	82,923
500	Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	25,066
7,000	Tokyo Gas Company Limited (Utilities, Gas Utilities)	31,780
300	Tokyo Steel Manufacturing Company Limited (Materials, Metals & Mining)	3,540
1,000	Tokyo Tatemono Company Limited (Financials, Real Estate Management & Development)	3,833
3,000	Tokyu Corporation (Industrials, Road & Rail)	13,261
1,000	Tokyu Land Corporation (Financials, Real Estate Management & Development)	4,145
1,000	Tonengeneral Sekiyu KK (Energy, Oil, Gas & Consumable Fuels)	9,260
2,000	Toppan Printing Company Limited (Industrials, Commercial Services & Supplies)	15,644
4,000	Toray Industries Incorporated (Materials, Chemicals)	22,281
11,000	Toshiba Corporation (Information Technology, Computers & Peripherals)	53,234
1,000	Tosoh Corporation (Materials, Chemicals)	2,695
1,000	TOTO Limited (Industrials, Building Products)	6,852
400	Toyo Seikan Kaisha Limited (Materials, Containers & Packaging)	7,207
200	Toyoda Gosei Company Limited (Consumer Discretionary, Auto Components)	4,408
200	Toyota Boshoku Corporation (Consumer Discretionary, Auto Components)	3,328
500	Toyota Industries Corporation (Consumer Discretionary, Auto Components)	13,351
7,800	Toyota Motor Corporation (Consumer Discretionary, Automobiles)	280,120
600	Toyota Tsusho Corporation (Industrials, Trading Companies & Distributors)	8,840
300	Trend Micro Incorporated (Information Technology, Software)	8,952
200	Tsumura & Company (Health Care, Pharmaceuticals)	6,219
3,000	UBE Industries Limited Japan (Materials, Chemicals)	6,648
300	Uni-Charm Corporation (Consumer Staples, Household Products)	12,075
600	UNY Company Limited (Consumer Staples, Food & Staples Retailing)	4,744
300	Ushio Incorporated (Industrials, Electrical Equipment)	5,049
70	USS Company Limited (Consumer Discretionary, Specialty Retail)	5,224
5	West Japan Railway Company (Industrials, Road & Rail)	17,932
43	Yahoo! Japan Corporation (Information Technology, Internet Software & Services)	14,855
300	Yakult Honsha Company Limited (Consumer Staples, Food Products)	9,264
240	Yamada Denki Company Limited (Consumer Discretionary, Specialty Retail)	14,892
1,000	Yamaguchi Financial Group (Financials, Commercial Banks)	9,427
500	Yamaha Corporation (Consumer Discretionary, Leisure Equipment & Products)	5,804
800	Yamaha Motor Company Limited (Consumer Discretionary, Automobiles)	12,008
1,200	Yamato Holdings Company Limited (Industrials, Air Freight & Logistics)	14,518
100	Yamato Kogyo Company Limited (Materials, Metals & Mining)	2,422
1,000	Yaskawa Electric Corporation (Information Technology, Electronic Equipment & Instruments)	8,062
600	Yokogawa Electric Corporation (Information Technology, Electronic Equipment & Instruments)	4,082

		6,041,068

124 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Luxembourg: 0.51%
2,402	ArcelorMittal (Materials, Metals & Mining)	$79,113
225	Millicom International Cellular SA (Telecommunication Services, Wireless Telecommunication Services)	21,464
888	SES FDR (Consumer Discretionary, Media)	21,348
1,300	Tenaris SA (Energy, Energy Equipment & Services)	24,935

		146,860

Mauritius: 0.03%
19,672	Golden Agri-Resources Limited (Consumer Staples, Food Products)	8,526

Netherlands: 2.85%
4,307	Aegon NV (Financials, Insurance)	25,805
650	Akzo Nobel NV (Materials, Chemicals)	40,101
1,196	ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	35,723
205	Boskalis Westminster (Industrials, Construction & Engineering)	8,603
173	Corio NV (Financials, Real Estate Investment Trusts)	11,827
233	Delta Lloyd NV (Financials, Insurance)	4,355
1,128	European Aeronautic Defence & Space Company (Industrials, Aerospace & Defense)	28,133
198	Fugro NV (Energy, Energy Equipment & Services)	13,020
327	Heineken Holding NV (Consumer Staples, Beverages)	14,305
726	Heineken NV (Consumer Staples, Beverages)	37,649
10,850	ING Groep NV (Financials, Diversified Financial Services)	112,562
3,350	Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	45,157
423	Koninklijke DSM NV (Materials, Chemicals)	21,671
2,789	Koninklijke Philips Electronics NV (Industrials, Industrial Conglomerates)	87,658
208	Koninklijke Vopak NV (Industrials, Transportation Infrastructure)	9,927
679	QIAGEN NV (Health Care, Life Sciences Tools & Services)†	12,149
327	Randstad Holdings NV (Industrials, Commercial Services & Supplies)	14,856
1,892	Reed Elsevier NV (Consumer Discretionary, Media)	23,858
4,523	Royal KPN NV (Telecommunication Services, Diversified Telecommunication Services)	69,953
487	SBM Offshore NV (Energy, Energy Equipment & Services)	9,228
1,888	STMicroelectronics (Information Technology, Semiconductors & Semiconductor Equipment)	14,455
1,032	TNT NV (Industrials, Air Freight & Logistics)	27,729
4,618	Unilever NV (Consumer Staples, Food Products)	138,029
868	Wolters Kluwer NV (Consumer Discretionary, Media)	18,223

		824,976

New Zealand: 0.11%
2,680	Auckland International Airport Limited (Industrials, Transportation Infrastructure)	4,031
922	Contact Energy Limited (Utilities, Electric Utilities)†	3,829
1,796	Fletcher Building Limited (Materials, Construction Materials)	10,621
1,680	Sky City Entertainment Group Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,488
5,777	Telecom Corporation of New Zealand Limited (Telecommunication Services, Diversified Telecommunication Services)	8,562

		30,531

Norway: 0.74%
480	Aker Kvaerner ASA (Energy, Energy Equipment & Services)	6,958
2,661	DnB Nor ASA (Financials, Commercial Banks)	36,220
2,636	Norsk Hydro ASA (Materials, Metals & Mining)	15,912
2,287	Orkla ASA (Industrials, Industrial Conglomerates)	21,077
1,456	Renewable Energy Corporation AS (Information Technology, Semiconductors & Semiconductor Equipment)†	4,932
3,102	Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	64,718
2,293	Telenor ASA (Telecommunication Services, Diversified Telecommunication Services)	35,909
600	Yara International ASA (Materials, Chemicals)	27,138

		212,864

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 125
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Portugal: 0.28%
8,347	Banco Comercial Portugues SA (Financials, Commercial Banks)	$7,271
1,556	Banco Espirito Santo SA (Financials, Commercial Banks)	7,202
526	Brisa-Auto Estradas de Portugal SA (Industrials, Transportation Infrastructure)	3,392
489	Cimpor Cimentos de Portugal SA (Materials, Construction Materials)	3,148
5,181	Energias de Portugal SA (Utilities, Electric Utilities)	17,756
686	Galp Energia SGPS SA (Energy, Oil, Gas & Consumable Fuels)	11,840
653	Jeronimo Martins (Consumer Staples, Food & Staples Retailing)	8,733
1,727	Portugal Telecom SGPS SA (Telecommunication Services, Diversified Telecommunication Services)	23,049

		82,391

Singapore: 1.49%
4,000	Ascendas REIT (Financials, Real Estate Investment Trusts)	6,661
7,000	CapitaLand Limited (Financials, Real Estate Management & Development)	21,611
6,670	CapitaMall Trust (Financials, Real Estate Investment Trusts)	10,904
4,000	CapitaMalls Asia Limited (Financials, Real Estate Management & Development)†	6,570
1,000	City Developments Limited (Financials, Real Estate Management & Development)	9,703
6,000	Comfortdelgro Corporation Limited (Industrials, Road & Rail)	6,935
2,000	Cosco Corporation Singapore Limited (Industrials, Machinery)	2,692
4,704	DBS Group Holdings Limited (Financials, Commercial Banks)	50,363
3,000	Fraser & Neave Limited (Industrials, Industrial Conglomerates)	14,828
122	Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	3,646
40	K-REIT Asia (Financials, Real Estate Investment Trusts)	39
4,000	Keppel Corporation Limited (Industrials, Industrial Conglomerates)	27,314
2,000	Keppel Land Limited (Financials, Real Estate Management & Development)	6,159
3,000	Neptune Orient Lines Limited (Industrials, Marine)	4,517
3,590	Olam International Limited (Consumer Staples, Food & Staples Retailing)	8,899
6,379	Oversea-Chinese Banking Corporation Limited (Financials, Commercial Banks)	42,928
2,980	SembCorp Industries Limited (Industrials, Industrial Conglomerates)	9,880
2,000	SembCorp Marine Limited (Industrials, Machinery)	5,977
1,600	Singapore Airlines Limited (Industrials, Airlines)	19,856
2,000	Singapore Exchange Limited (Financials, Diversified Financial Services)	13,718
4,000	Singapore Press Holdings Limited (Consumer Discretionary, Media)	12,927
5,000	Singapore Technologies Engineering Limited (Industrials, Aerospace & Defense)	12,775
22,000	Singapore Telecommunications Limited (Telecommunication Services, Diversified Telecommunication Services)	52,528
2,000	StarHub Limited (Telecommunication Services, Wireless Telecommunication Services)	3,924
3,163	United Overseas Bank Limited (Financials, Commercial Banks)	44,062
1,000	United Overseas Land Limited (Financials, Real Estate Management & Development)	3,521
5,000	Wilmar International Limited (Consumer Staples, Food Products)	22,850
4,000	Yangzijiang Shipbuilding Holdings Limited (Industrials, Machinery)	5,353

		431,140

South Africa: 0.09%
249	Randgold Resources Limited (Materials, Metals & Mining)	24,917

Spain: 3.83%
876	Abertis Infraestructuras SA (Industrials, Transportation Infrastructure)	16,325
75	Acciona SA (Utilities, Electric Utilities)	6,335
291	Acerinox SA (Materials, Metals & Mining)	5,179
420	Actividades de Construccion y Servicios SA (Industrials, Construction & Engineering)	20,970
10,095	Banco Bilbao Vizcaya Argentaria SA (Financials, Commercial Banks)	136,313
2,845	Banco de Sabade (Financials, Commercial Banks)	14,249
635	Banco de Valencia SA (Financials, Commercial Banks)†	3,618
2,568	Banco Popular Espanol SA (Financials, Commercial Banks)	16,279
23,153	Banco Santander Central Hispano SA (Financials, Commercial Banks)	294,076
842	Bankinter SA (Financials, Commercial Banks)	5,851

126 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Spain (continued)
1,304	Cintra Concesiones de Infraestructuras de Transporte SA (Industrials, Construction & Engineering)	$12,193
2,491	Criteria CaixaCorp SA (Financials, Diversified Financial Services)	13,084
637	EDP Renovaveis SA (Utilities, Independent Power Producers & Energy Traders)†	3,604
531	Enagas (Utilities, Gas Utilities)	10,761
112	Fomento de Construcciones y Contratas SA (Industrials, Construction & Engineering)	3,096
569	Gamesa Corporation Tecnologica SA (Industrials, Electrical Equipment)†	3,983
683	Gas Natural SDG SA (Utilities, Gas Utilities)	10,182
288	Gestevision Telecinco SA (Consumer Discretionary, Media)	3,172
405	Grifols SA (Health Care, Biotechnology)	5,808
2,504	Iberdrola Renovables (Utilities, Independent Power Producers & Energy Traders)	8,322
11,300	Iberdrola SA (Utilities, Electric Utilities)	86,929
1,412	Iberia Lineas Aereas de España SA (Industrials, Airlines)	5,449
268	Indra Sistemas SA (Information Technology, IT Services)	5,111
614	Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)	48,774
2,235	Mapfre SA (Financials, Insurance)	6,801
321	Red Electrica de Espana (Utilities, Electric Utilities)	15,095
2,063	Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	53,140
11,553	Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	286,092
414	Zardoya-Otis SA (Industrials, Machinery)	7,410

		1,108,201

Sweden: 3.11%
968	Alfa Laval AB (Industrials, Machinery)	16,961
887	Assa Abloy AB Class B (Industrials, Building Products)	22,371
1,862	Atlas Copco AB Class A (Industrials, Machinery)	35,940
1,156	Atlas Copco AB Class B (Industrials, Machinery)	20,340
500	Boliden AB (Materials, Metals & Mining)	7,574
711	Electrolux AB Class B (Consumer Discretionary, Household Durables)	17,510
392	Getinge AB (Health Care, Health Care Equipment & Supplies)	9,160
2,910	Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	105,385
500	Hexagon AB (Industrials, Machinery)	10,726
131	Holmen AB Class B (Materials, Paper & Forest Products)	4,041
1,208	Husqvarna AB B Shares (Consumer Discretionary, Household Durables)	8,943
1,200	Investor AB (Financials, Diversified Financial Services)	24,373
650	Kinnevik Investment AB (Financials, Diversified Financial Services)†	13,761
149	Modern Times Group MTG B Shares (Consumer Discretionary, Media)	11,108
8,856	Nordea Bank AB (Financials, Commercial Banks)	92,234
300	Ratos AB B Shares (Financials, Capital Markets)	10,361
2,831	Sandvik AB (Industrials, Machinery)	43,387
892	Scania AB Class B (Industrials, Machinery)	19,692
907	Securitas AB (Industrials, Commercial Services & Supplies)	9,769
3,838	Skandinaviska Enskilda Banken AB Class A (Financials, Commercial Banks)	28,459
1,340	Skanska AB (Industrials, Construction & Engineering)	24,552
1,140	SKF AB Class B (Industrials, Machinery)	26,215
392	SSAB Svenskt Stal AB Class A (Materials, Metals & Mining)	6,252
275	SSAB Svenskt Stal AB Class B (Materials, Metals & Mining)†	3,862
1,677	Svenska Cellulosa AB Class B (Materials, Paper & Forest Products)	25,502
1,414	Svenska Handelsbanken (Financials, Commercial Banks)	46,341
2,000	Swedbank AB (Financials, Commercial Banks)	27,729
625	Swedish Match AB (Consumer Staples, Tobacco)	16,672
923	Tele2 AB (Telecommunication Services, Diversified Telecommunication Services)	19,377
8,542	Telefonaktiebolaget LM Ericsson Class B (Information Technology, Communications Equipment)	93,780
6,411	Teliasonera AB (Telecommunication Services, Diversified Telecommunication Services)	51,932
2,995	Volvo AB Class B (Industrials, Machinery)	43,990

		898,299

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 127
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Switzerland: 7.74%
6,273	ABB Limited (Industrials, Electrical Equipment)	$132,208
302	Actelion Limited (Health Care, Biotechnology)†	12,100
365	Adecco SA (Financial & Professional Services)	19,074
241	Aryzta AG (Consumer Staples, Food Products)	10,546
148	Baloise Holding AG (Financials, Insurance)	13,344
1,495	Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	71,977
3,194	Credit Suisse Group (Financials, Capital Markets)	136,517
115	Geberit AG (Industrials, Building Products)	20,480
23	Givaudan SA (Materials, Chemicals)	23,500
690	Holcim Limited (Materials, Construction Materials)	44,308
567	Julius Baer Group Limited (Financials, Capital Markets)	20,640
612	Julius Baer Holding AG (Financials, Capital Markets)	9,280
160	Kuehne & Nagel International AG (Industrials, Marine)	19,213
2	Lindt & Spruengli AG (Participation Certificate) (Consumer Staples, Food Products)	4,795
539	Logitech International SA (Information Technology, Computers & Peripherals)†	9,391
135	Lonza Group AG (Health Care, Life Sciences Tools & Services)	11,533
9,762	Nestle SA (Consumer Staples, Food Products)	520,064
367	Nobel Biocare Holding AG (Health Care, Health Care Equipment & Supplies)	6,592
5,937	Novartis AG (Health Care, Pharmaceuticals)	340,457
80	Pargesa Holding SA (Financials, Diversified Financial Services)	5,841
136	Phonak Holding AG (Health Care, Health Care Equipment & Supplies)	16,608
1,976	Roche Holdings AG (Health Care, Pharmaceuticals)	269,861
144	Schindler Holding AG (Industrials, Machinery)	15,446
64	Schindler Holding AG (Industrials, Machinery)	6,839
16	SGS Societe Generale de Surveillance Holding SA (Industrials, Commercial Services & Supplies)	25,857
6	Sika AG (Materials, Chemicals)	11,070
23	Straumann Holding AG (Health Care, Health Care Equipment & Supplies)	5,133
129	Swatch Group AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	8,914
85	Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	31,979
90	Swiss Life Holding (Financials, Insurance)	10,249
990	Swiss Reinsurance (Financials, Insurance)	43,412
64	Swisscom AG (Telecommunication Services, Diversified Telecommunication Services)	25,811
264	Syngenta AG (Materials, Chemicals)	65,607
10,227	UBS AG (Financials, Capital Markets)	173,598
419	Zurich Financial Services AG (Financials, Insurance)	98,199

		2,240,443

United Kingdom: 21.50%
2,876	3I Group plc (Financials, Capital Markets)	12,944
592	Admiral Group plc (Financials, Insurance)	15,493
771	Aggreko plc (Industrials, Commercial Services & Supplies)	19,015
984	AMEC plc (Energy, Energy Equipment & Services)	15,241
3,702	Anglo American plc (Materials, Metals & Mining)	146,037
1,169	Antofagasta plc (Materials, Metals & Mining)	22,698
3,616	ARM Holdings plc (Information Technology, Semiconductors & Semiconductor Equipment)	22,278
1,056	Associated British Foods plc (Consumer Staples, Food Products)	17,402
4,053	AstraZeneca plc (Health Care, Pharmaceuticals)	205,872
642	Autonomy Corporation plc (Information Technology, Software)†	18,284
7,815	Aviva plc (Financials, Insurance)	48,971
1,083	Babcock International Group (Industrials, Commercial Services & Supplies)	9,697
9,608	BAE Systems plc (Industrials, Aerospace & Defense)	51,664
2,031	Balfour Beatty plc (Industrials, Construction & Engineering)	8,535
32,412	Barclays plc (Financials, Commercial Banks)	152,544
9,499	BG Group plc (Health Care, Health Care Providers & Services)	166,902
6,202	BHP Billiton plc (Materials, Metals & Mining)	197,290

128 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
United Kingdom (continued)
52,860	BP plc (Energy, Oil, Gas & Consumable Fuels)	$355,235
1,709	British Airways plc (Industrials, Airlines)	6,518
5,613	British American Tobacco plc (Consumer Staples, Tobacco)	209,371
2,573	British Land Company plc (Financials, Real Estate Investment Trusts)	18,795
3,191	British Sky Broadcasting plc (Consumer Discretionary, Media)	35,365
21,809	BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	47,964
973	Bunzl plc (Industrials, Trading Companies & Distributors)	11,601
1,288	Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	21,043
7,690	Cable + Wireless Worldwide (Information Technology, Software & Services)	8,885
3,862	Cairn Energy plc (Energy, Oil, Gas & Consumable Fuels)†	27,519
1,696	Capita Group plc (Industrials, Commercial Services & Supplies)	20,941
496	Carnival plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	19,495
128	Cattles plc (Financials, Diversified Financial Services)(a)	0
14,391	Centrica plc (Utilities, Multi-Utilities)	73,133
3,403	Cobham plc (Industrials, Aerospace & Defense)	12,349
5,287	Compass Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	44,060
7,099	Diageo plc (Consumer Staples, Beverages)	122,224
763	Eurasian Natural Resources Corporation (Materials, Metals & Mining)	11,009
1,426	Firstgroup plc (Industrials, Road & Rail)	8,127
531	Fresnillo plc (Materials, Metals & Mining)	10,360
4,180	G4S plc (Industrials, Commercial Services & Supplies)	16,718
17,000	Genting International plc (Consumer Discretionary, Hotels, Restaurants & Leisure)†	24,044
14,606	GlaxoSmithKline plc (Health Care, Pharmaceuticals)	287,839
2,083	Hammerson plc (Financials, Real Estate Investment Trusts)	12,902
2,600	Home Retail Group (Consumer Discretionary, Internet & Catalog Retail)	8,414
49,294	HSBC Holdings plc (Financials, Commercial Banks)	499,462
1,650	ICAP plc (Financials, Capital Markets)	11,184
2,851	Imperial Tobacco Group plc (Consumer Staples, Tobacco)	84,960
1,294	Inmarsat plc (Telecommunication Services, Diversified Telecommunication Services)	13,487
768	Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	13,705
4,198	International Power plc (Utilities, Independent Power Producers & Energy Traders)	25,587
480	Intertek Group plc (Industrials, Commercial Services & Supplies)	13,799
2,392	Invensys plc (Industrials, Machinery)	11,216
1,364	Investec plc (Financials, Capital Markets)	10,896
10,949	ITV plc (Consumer Discretionary, Media)	10,260
3,570	J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	21,911
636	Johnson Matthey plc (Materials, Chemicals)	17,604
634	Kazakhmys plc (Materials, Metals & Mining)	14,461
6,497	Kingfisher plc (Consumer Discretionary, Specialty Retail)	23,903
2,249	Land Securities Group plc (Financials, Real Estate Investment Trusts)	22,629
16,172	Legal & General Group plc (Financials, Insurance)	26,294
1,382	Liberty International plc (Financials, Real Estate Investment Trusts)	7,983
115,805	Lloyds TSB Group plc (Financials, Commercial Banks)	134,838
442	London Stock Exchange Group plc (Financials, Diversified Financial Services)	4,728
458	Lonmin plc (Materials, Metals & Mining)	12,008
5,073	Man Group plc (Financials, Capital Markets)	17,460
4,364	Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	26,606
9,690	National Grid plc (Utilities, Multi-Utilities)	82,199
559	Next plc (Consumer Discretionary, Multiline Retail)	19,459
15,035	Old Mutual plc (Financials, Insurance)	32,782
2,273	Pearson plc (Consumer Discretionary, Media)	35,189
768	Petrofac Limited (Energy, Energy Equipment & Services)	16,565
7,096	Prudential plc (Financials, Insurance)	70,951
1,726	Reckitt Benckiser Group (Consumer Staples, Household Products)	94,925
3,353	Reed Elsevier plc (Consumer Discretionary, Media)	28,338
4,290	Resolution Limited (Financials, Insurance)†	16,511

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 129
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
United Kingdom (continued)
2,598	Rexam plc (Materials, Containers & Packaging)	$12,529
4,076	Rio Tinto plc (Materials, Metals & Mining)	238,255
5,215	Rolls Royce Group plc (Industrials, Aerospace & Defense)	49,440
50,111	Royal Bank of Scotland Group plc (Financials, Commercial Banks)	37,163
9,974	Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	300,202
7,578	Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	221,062
2,659	SABMiller plc (Consumer Staples, Beverages)	85,023
3,894	Sage Group plc (Information Technology, Software)	16,902
334	Schroders plc (Financials, Capital Markets)	7,545
2,786	Scottish & Southern Energy plc (Utilities, Electric Utilities)	48,930
2,176	Segro plc (Financials, Real Estate Investment Trusts)	9,332
1,455	Serco Group plc (Industrials, Commercial Services & Supplies)	14,057
701	Severn Trent plc (Utilities, Water Utilities)	14,437
1,575	Shire Limited (Health Care, Pharmaceuticals)	35,480
2,441	Smith & Nephew plc (Health Care, Health Care Equipment & Supplies)	22,260
1,156	Smiths Group plc (Industrials, Industrial Conglomerates)	22,137
5,754	Standard Chartered plc (Financials, Commercial Banks)	165,051
6,627	Standard Life plc (Financials, Insurance)	24,069
22,754	Tesco plc (Consumer Staples, Food & Staples Retailing)	151,535
2,544	Thomas Cook Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	6,866
1,657	TUI Travel plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,581
2,496	Tullow Oil plc (Energy, Oil, Gas & Consumable Fuels)	49,953
3,634	Unilever plc (Consumer Staples, Food Products)	105,096
2,020	United Utilities Group plc (Utilities, Multi-Utilities)	18,183
361	Vedanta Resources plc (Materials, Metals & Mining)	12,278
148,218	Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	365,785
521	Whitbread plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	13,291
5,858	William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)	27,211
841	Wolseley plc (Industrials, Trading Companies & Distributors)	21,125
3,523	WPP plc (Consumer Discretionary, Media)	38,989
5,827	Xstrata plc (Materials, Metals & Mining)	111,491

		6,217,936

United States: 0.07%
7	Citigroup Incorporated (Financials, Diversified Financial Services)†	27
1	NYSE Euronext Incorporated (Financials, Diversified Financial Services)	29
176	Synthes Incorporated (Health Care, Health Care Equipment & Supplies)†	20,347

		20,403

Total Common Stocks (Cost $27,436,022)		28,760,992

Rights: 0.05%

Australia: 0.00%
1,684	Bank of Cyprus Public Company Limited (Financials, Commercial Bank)†	1,033

France: 0.01%
413	Cie Generale des Etablissements Michelin (Consumer Discretionary, Auto Components)†	1,153

Germany: 0.03%
1,793	Deutsche Bank AG (Financial, Commercial Banks)†	8,677

Greece: 0.01%
1,798	National Bank of Greece SA (Financials, Commercial Banks)†	882
1,798	National Bank of Greece SA (Financials, Commercial Banks)†	1,618

		2,500

130 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL INDEX PORTFOLIO

Shares	Security Name	Value
Hong Kong: 0.00%
1,200	Henderson Land Development Rights (Financials, Real Estate Management & Development)†	$346

Total Rights (Cost $0)		13,709

		Expiration Date
Warrants: 0.00%

Singapore: 0.00%
2,828	Golden Agri-Resources Limited (Consumer Staples, Food Products)†	07/23/2012	226

Total Warrants (Cost $0)			226

			Yield
Preferred Stocks: 0.46%

Germany: 0.46%
155	Bayerische Motoren Werke AG (Consumer Discretionary, Auto Components)†		0.93%	7,230
239	Fresenius AG (Healthcare, Healthcare Providers & Services)†		1.27	19,301
491	Henkel KGaA (Consume Staples, Household Products)†		1.26	26,373
259	Porsche AG (Consumer Discretionary, Automobiles)†		0.13	12,826
116	RWE AG (Utilities, Electric Utilities)†		7.62	7,394
487	Volkswagen AG (Consumer Discretionary, Automobiles)†		1.80	58,775

Total Preferred Stocks (Cost $123,381)				131,899

Short-Term Investments: 0.03%

Investment Companies: 0.03%
7,916	Wells Fargo Securities Lending Cash Investment LLC(u)(l)(V)		0.28	7,916

Total Short-Term Investments (Cost $7,916)				7,916

Total Investments in Securities (Cost $27,567,319)*		99.96%		28,914,742

Other Assets and Liabilities, Net		0.04		10,500

Total Net Assets		100.00%		$28,925,242

†	Non-income earning securities.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $29,251,232 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$4,248,773
Gross unrealized depreciation	(4,585,263)

Net unrealized depreciation	$(336,490)
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 131
INTERNATIONAL VALUE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.87%

Australia: 7.68%
600,118	AWB Limited (Consumer Staples, Food & Staples Retailing)	$858,465
240,100	Bendigo Bank Limited (Financials, Commercial Banks)	2,123,427
404,900	BlueScope Steel Limited (Materials, Metals & Mining)	860,983
627,100	Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	2,563,902
340,400	Downer EDI Limited (Industrials, Commercial Services & Supplies)	1,618,746
1,718,600	Goodman Fielder Limited (Consumer Staples, Food Products)	2,167,751
134,508	Grain Corporation Limited (Consumer Staples, Food Products)	941,263
446,500	Metcash Limited (Consumer Staples, Food & Staples Retailing)	1,885,937
570,994	Mincor Resources NL (Materials, Metals & Mining)	1,054,118
934,263	OneSteel Limited (Materials, Metals & Mining)	2,645,824
368,800	Sally Malay Mining Limited (Materials, Metals & Mining)	966,016
153,900	SunCorp-Metway Limited (Financials, Insurance)	1,338,768
261,100	Tabcorp Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,766,563
818,100	Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	2,071,724

		22,863,487

Austria: 0.81%
22,100	Erste Bank Der Oesterreichischen Sparkassen AG (Financials, Commercial Banks)	884,854
2,300	OMV AG (Energy, Oil, Gas & Consumable Fuels)	86,100
39,300	Voestalpine AG (Materials, Metals & Mining)	1,447,616

		2,418,570

Belgium: 1.94%
39,400	Delhaize Group (Consumer Staples, Food & Staples Retailing)	2,857,482
39,400	KBC Groep NV (Financials, Commercial Banks)	1,767,395
37,000	Tessenderlo Chemie NV (Materials, Chemicals)	1,153,064

		5,777,941

Cayman Islands: 0.63%
2,260,000	Chaoda Modern Agriculture Limited (Consumer Staples, Food Products)	1,872,932

Denmark: 0.92%
45,600	Danske Bank (Financials, Commercial Banks)	1,100,212
93,000	H. Lundbeck A/S (Health Care, Pharmaceuticals)«	1,642,487

		2,742,699

Finland: 1.17%
183,900	Nokia Oyj (Information Technology, Communications Equipment)	1,847,672
82,700	TietoEnator Oyj (Information Technology, IT Services)	1,646,016

		3,493,688

France: 10.41%
54,000	AXA SA (Financials, Insurance)	944,119
30,200	BNP Paribas SA (Financials, Commercial Banks)	2,147,847
31,998	Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing)	2,929,605
163,400	Credit Agricole SA (Financials, Commercial Banks)	2,553,887
86,100	France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	1,860,407
31,800	Lagardere SCA (Consumer Discretionary, Media)«	1,242,233
36,000	Rallye SA (Consumer Staples, Food & Staples Retailing)	1,332,441
31,900	Safran SA (Industrials, Aerospace & Defense)	896,716
84,100	Sanofi-Aventis SA (Health Care, Pharmaceuticals)	5,603,487
105,400	SCOR SE (Financials, Insurance)	2,518,826
4,300	SCOR SE (Financials, Insurance)(a)	101,496
17,600	Societe Generale (Financials, Commercial Banks)	1,013,713

132 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL VALUE PORTFOLIO

Shares	Security Name	Value
France (continued)
32,500	Thales SA (Industrials, Aerospace & Defense)	$1,187,834
60,200	Total SA (Energy, Oil, Gas & Consumable Fuels)	3,102,568
130,400	Vivendi SA (Consumer Discretionary, Media)	3,564,245

		30,999,424

Germany: 7.62%
33,100	Allianz AG (Financials, Insurance)	3,740,745
62,500	BASF SE (Materials, Chemicals)	3,941,071
41,200	Deutsche Bank AG (Financials, Capital Markets)	2,254,781
114,700	E.ON AG (Utilities, Electric Utilities)	3,382,171
31,000	Hannover Rueckversicherung AG (Financials, Insurance)	1,425,878
19,700	Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	2,728,573
25,900	Norddeutsche Affinerie AG (Materials, Metals & Mining)	1,234,198
25,900	RWE AG (Utilities, Multi-Utilities)	1,749,520
68,300	Thyssenkrupp AG (Materials, Metals & Mining)	2,227,191

		22,684,128

Hong Kong: 1.08%
878,000	Union Bank Hong Kong (Financials, Commercial Banks)	3,225,091

Ireland: 0.15%
79,300	Allied Irish Banks plc (Financials, Commercial Banks)	54,810
225,000	Bank of Ireland plc (Financials, Commercial Banks)	190,173
111,500	Irish Life & Permament Group Holdings plc (Financials, Insurance)	211,283

		456,266

Israel: 0.69%
451,300	Bank Hapoalim Limited (Financials, Commercial Banks)†	2,065,443

Italy: 2.58%
141,055	Benetton Group SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,081,650
688,400	Enel SpA (Utilities, Multi-Utilities)	3,669,385
135,200	ENI SpA (Energy, Oil, Gas & Consumable Fuels)	2,917,650

		7,668,685

Japan: 21.44%
203,200	Adeka Corporation (Materials, Chemicals)	2,061,696
74,300	Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	2,683,451
175,000	Central Glass Company Limited (Industrials, Building Products)	695,975
208,000	Chiba Bank Limited (Financials, Commercial Banks)	1,213,416
169,600	Comsys Holdings Corporation (Industrials, Construction & Engineering)	1,554,193
90,000	Credit Saison Company Limited (Financials, Consumer Finance)	1,203,162
73,600	Edion Corporation (Consumer Discretionary, Specialty Retail)	540,450
63,300	Eizo Nanao Corporation (Information Technology, Computers & Peripherals)	1,334,547
262,000	Fuji Heavy Industries Limited (Consumer Discretionary, Automobiles)	1,669,669
378,000	Fukuoka Financial Group Incorporated (Financials, Commercial Banks)	1,512,362
57,700	Hitachi Capital Corporation (Financials, Consumer Finance)	786,567
168,000	Itochu Corporation (Industrials, Trading Companies & Distributors)	1,537,518
40,300	JFE Holdings Incorporated (Materials, Metals & Mining)	1,232,462
408,000	JX Holdings Incorporated (Energy, Energy Equipment & Services)	2,365,501
52,000	Kaneka Corporation (Industrials, Professional Services)	312,075
500	KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	2,392,789
23,900	Konami Corporation (Information Technology, Software)	422,000
99,000	Kyorin Company Limited (Health Care, Pharmaceuticals)	1,538,129
148,000	Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	1,099,185
516,000	Marubeni Corporation (Industrials, Trading Companies & Distributors)	2,917,489

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 133
INTERNATIONAL VALUE PORTFOLIO

Shares	Security Name	Value
Japan (continued)
39,100	Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	$1,384,050
35,500	Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	842,423
54,300	Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	807,865
621,000	Mitsui Engineering & Shipbuilding Company Limited (Industrials, Machinery)	1,405,954
522,000	Mitsui Mining & Smelting Company Limited (Materials, Metals & Mining)	1,494,466
1,831,300	Mizuho Financial Group Incorporated (Financials, Commercial Banks)	2,676,313
131,300	Namco Bandai Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)	1,217,372
60,100	Nihon Kohden Corporation (Health Care, Health Care Equipment & Supplies)	1,239,005
107,000	Nippon Electric Glass Company Limited (Information Technology, Electronic Equipment & Instruments)	1,458,625
70,000	Nippon Express Company Limited (Industrials, Road & Rail)	265,812
74,600	Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	3,257,271
170,000	Nissan Shatai Company Limited (Consumer Discretionary, Auto Components)	1,229,995
1,400	NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	2,331,097
40,000	Ryosan Company Limited (Information Technology, Electronic Equipment & Instruments)	1,000,479
313,000	Sankyu Incorporated (Industrials, Road & Rail)	1,226,054
241,000	Sanwa Shutter Corporation (Industrials, Building Products)	713,069
678,000	Sojitz Corporation (Industrials, Trading Companies & Distributors)	1,218,256
285,000	Sumitomo Corporation (Industrials, Trading Companies & Distributors)	3,673,455
60,900	Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	1,774,183
68,700	Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	3,156,019
62,000	The Keiyo Bank Limited (Financials, Commercial Banks)	307,475
234,000	Toshiba TEC Corporation (Information Technology, Office Electronics)	857,738
29,400	Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	1,237,913

		63,847,525

Liechtenstein: 0.26%
7,800	Verwaltungs-Und Privat-Bank AG (Financials, Capital Markets)	785,834

Netherlands: 3.70%
151,800	Aegon NV (Financials, Insurance)	909,507
83,025	Brit Insurance Holdings NV (Financials, Insurance)	1,336,845
68,100	CSM Worldwide (Consumer Staples, Food Products)	2,001,109
77,200	ING Groep NV (Financials, Diversified Financial Services)	800,899
52,700	Koninklijke DSM NV (Materials, Chemicals)	2,699,871
38,304	Koninklijke Ten Cate NV (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,244,876
27,600	Nutreco Holding NV (Consumer Staples, Food Products)	2,018,619

		11,011,726

Norway: 1.31%
158,200	Atea ASA (Information Technology, IT Services)†	1,253,517
98,900	DnB Nor ASA (Financials, Commercial Banks)	1,346,156
61,700	Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	1,287,264

		3,886,937

Portugal: 0.38%
245,688	Banco BPI SA (Financials, Commercial Banks)†	523,502
131,400	Banco Espirito Santo SA (Financials, Commercial Banks)	608,150

		1,131,652

Singapore: 0.40%
6,000	Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	179,302
604,490	Mobilone Limited (Telecommunication Services, Wireless Telecommunication Services)	1,006,641

		1,185,943

Spain: 4.68%
185,200	Banco Bilbao Vizcaya Argentaria SA (Financials, Commercial Banks)	2,500,755
146,100	Banco Espanol de Credito SA (Financials, Commercial Banks)«	1,474,462

134 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
INTERNATIONAL VALUE PORTFOLIO

Shares	Security Name	Value
Spain (continued)
430,300	Banco Santander Central Hispano SA (Financials, Commercial Banks)	$5,465,414
123,800	Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	3,188,917
52,400	Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	1,297,604

		13,927,152

Sweden: 2.44%
169,300	Boliden AB (Materials, Metals & Mining)	2,564,486
113,500	Saab AB (Industrials, Aerospace & Defense)†	1,645,159
101,800	Svenska Cellulosa AB Class B (Materials, Paper & Forest Products)	1,548,065
137,500	Telefonaktiebolaget LM Ericsson Class B (Information Technology, Communications Equipment)	1,509,566

		7,267,276

Switzerland: 7.03%
28,800	Baloise Holding AG (Financials, Insurance)	2,596,733
101,215	Clariant AG (Materials, Chemicals)	1,480,140
76,500	Credit Suisse Group (Financials, Capital Markets)	3,269,730
3,700	Georg Fischer AG (Industrials, Machinery)	1,479,774
82,500	Novartis AG (Health Care, Pharmaceuticals)	4,730,957
28,900	Swiss Reinsurance (Financials, Insurance)	1,267,288
4,660	Swisscom AG (Telecommunication Services, Diversified Telecommunication Services)	1,879,365
2,592	Valora Holding AG (Consumer Discretionary, Specialty Retail)	662,079
15,200	Zurich Financial Services AG (Financials, Insurance)	3,562,367

		20,928,433

United Kingdom: 20.55%
190,400	Amlin plc (Financials, Insurance)	1,200,285
109,800	AstraZeneca plc (Health Care, Pharmaceuticals)	5,577,295
220,500	Aviva plc (Financials, Insurance)	1,381,723
587,400	BAE Systems plc (Industrials, Aerospace & Defense)	3,158,561
242,900	Barclays plc (Financials, Commercial Banks)	1,143,188
619,100	BP plc (Energy, Oil, Gas & Consumable Fuels)	4,160,542
1,268,300	BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	2,789,320
242,654	Centrica plc (Utilities, Multi-Utilities)	1,233,134
87,468	Charter International plc (Industrials, Machinery)	953,580
279,000	Drax Group plc (Utilities, Independent Power Producers & Energy Traders)	1,679,931
390,000	DS Smith plc (Industrials, Professional Services)	915,300
213,300	GlaxoSmithKline plc (Health Care, Pharmaceuticals)	4,203,489
184,200	Greene King plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,188,690
411,300	Home Retail Group (Consumer Discretionary, Internet & Catalog Retail)	1,330,989
102,600	IMI plc (Industrials, Machinery)	1,237,013
679,100	Kesa Electricals plc (Consumer Discretionary, Specialty Retail)	1,561,792
810,100	LogicaCMG plc (Industrials, Professional Services)	1,613,639
632,790	Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	920,490
252,200	Meggitt plc (Industrials, Aerospace & Defense)	1,173,488
10,797	Next plc (Consumer Discretionary, Multiline Retail)	375,856
237,100	Northern Foods plc (Consumer Staples, Food Products)	175,056
1,123,200	Old Mutual plc (Financials, Insurance)	2,449,035
315,100	Premier Foods plc (Consumer Staples, Food Products)	80,535
443,900	Royal & Sun Alliance Insurance Group plc (Financials, Insurance)	911,400
14,300	Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	432,583
264,000	Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	7,701,303
82,600	Spectris plc (Information Technology, Electronic Equipment & Instruments)	1,392,285
228,900	Tate & Lyle plc (Consumer Staples, Food Products)	1,678,514
389,400	Thomas Cook Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,050,915
279,500	Tullett Prebon plc (Financials, Capital Markets)	1,744,850

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 135
INTERNATIONAL VALUE PORTFOLIO

Shares	Security Name	Value
United Kingdom (continued)
1,698,900	Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	$4,192,686
223,600	WH Smith Public Limited Corporation (Consumer Discretionary, Specialty Retail)	1,591,879

		61,199,346

Total Common Stocks (Cost $327,005,081)		291,440,178

			Yield
Short-Term Investments: 1.87%

Investment Companies: 1.87%
4,018,760	Wells Fargo Advantage Money Market Trust(l)(u)		0.25%	4,018,760
1,568,400	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	1,568,400

				5,587,160

Total Short-Term Investments (Cost $5,587,160)				5,587,160

Total Investments in Securities (Cost $332,592,241)*		99.74%		297,027,338

Other Assets and Liabilities, Net		0.26		766,228

Total Net Assets		100.00%		$297,793,566

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $333,506,868 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$20,381,105
Gross unrealized depreciation	(56,860,635)

Net unrealized depreciation	$(36,479,530)
The accompanying notes are an integral part of these financial statements.

136 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
LARGE CAP APPRECIATION PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.51%

Consumer Discretionary: 16.56%

Auto Components: 1.08%
6,855	Johnson Controls Incorporated	$209,078

Automobiles: 1.17%
18,429	Ford Motor Company«†	225,571

Hotels, Restaurants & Leisure: 2.17%
2,869	McDonald’s Corporation	213,769
8,082	Starbucks Corporation«	206,738

		420,507

Household Durables: 0.95%
8,103	Leggett & Platt Incorporated	184,424

Internet & Catalog Retail: 1.45%
1,791	Amazon.com Incorporated«†	281,294

Leisure Equipment & Products: 1.23%
10,156	Mattel Incorporated	238,260

Media: 3.47%
10,091	Comcast Corporation Class A	182,445
6,105	DIRECTV Group Incorporated«†	254,151
5,952	Omnicom Group Incorporated	234,985

		671,581

Multiline Retail: 1.30%
6,750	Nordstrom Incorporated«	251,100

Specialty Retail: 2.55%
5,794	Bed Bath & Beyond Incorporated†	251,518
7,641	Home Depot Incorporated«	242,067

		493,585

Textiles, Apparel & Luxury Goods: 1.19%
5,336	Coach Incorporated	229,235

Consumer Staples: 10.84%

Food & Staples Retailing: 3.87%
4,704	Costco Wholesale Corporation«	303,361
4,458	Wal-Mart Stores Incorporated	238,592
5,564	Whole Foods Market Incorporated«†	206,480

		748,433

Food Products: 1.99%
3,905	H.J. Heinz Company«	184,980
4,217	The Hershey Company«	200,687

		385,667

Household Products: 3.49%
2,950	Colgate-Palmolive Company	226,737
3,452	Kimberly-Clark Corporation«	224,553
3,755	Procter & Gamble Company	225,187

		676,477

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 137
LARGE CAP APPRECIATION PORTFOLIO

Shares	Security Name	Value
Tobacco: 1.49%
5,143	Philip Morris International	$288,111

Energy: 7.27%

Energy Equipment & Services: 1.14%
4,952	National Oilwell Varco Incorporated	220,215

Oil, Gas & Consumable Fuels: 6.13%
2,936	Chevron Corporation	237,963
7,120	EQT Corporation	256,747
3,590	Exxon Mobil Corporation	221,826
2,754	Occidental Petroleum Corporation	215,638
5,196	Peabody Energy Corporation«	254,653

		1,186,827

Financials: 5.60%

Capital Markets: 2.13%
1,272	Goldman Sachs Group Incorporated	183,906
6,481	Lazard Limited	227,353

		411,259

Consumer Finance: 1.26%
5,821	American Express Company	244,657

Insurance: 2.21%
4,350	AFLAC Incorporated	224,939
5,280	MetLife Incorporated	203,016

		427,955

Health Care: 9.19%

Health Care Equipment & Supplies: 0.76%
2,584	Hospira Incorporated†	147,314

Health Care Providers & Services: 2.25%
7,120	Cardinal Health Incorporated«	235,245
3,264	McKesson Corporation	201,650

		436,895

Life Sciences Tools & Services: 2.30%
3,976	Thermo Fisher Scientific Incorporated†	190,371
4,210	Varian Medical Systems Incorporated«†	254,705

		445,076

Pharmaceuticals: 3.88%
5,645	Abbott Laboratories	294,895
3,500	Allergan Incorporated	232,855
6,100	Eli Lilly & Company«	222,833

		750,583

Industrials: 12.94%
Aerospace & Defense: 2.42%
3,642	Boeing Company	242,339
3,053	Goodrich Corporation	225,098

		467,437

138 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
LARGE CAP APPRECIATION PORTFOLIO

Shares	Security Name	Value
Air Freight & Logistics: 1.33%
3,868	United Parcel Service Incorporated Class B	$257,957

Electrical Equipment: 2.28%
3,965	Cooper Industries plc	194,007
4,691	Emerson Electric Company«	247,028

		441,035

Industrial Conglomerates: 2.39%
2,861	3M Company«	248,077
5,856	Tyco International Limited	215,091

		463,168

Machinery: 2.30%
4,421	Dover Corporation	230,820
3,056	Joy Global Incorporated«	214,898

		445,718

Road & Rail: 0.97%
3,153	Norfolk Southern Corporation	187,635

Trading Companies & Distributors: 1.25%
2,036	W.W. Grainger Incorporated«	242,508

Information Technology: 27.76%

Communications Equipment: 3.36%
18,377	Cisco Systems Incorporated†	402,456
5,500	QUALCOMM Incorporated«	248,160

		650,616

Computers & Peripherals: 7.43%
2,938	Apple Incorporated†	833,658
16,762	EMC Corporation«†	340,436
5,292	NetApp Incorporated«†	263,489

		1,437,583

Electronic Equipment & Instruments: 1.41%
8,202	Agilent Technologies Incorporated†	273,701

Internet Software & Services: 3.30%
8,908	eBay Incorporated†	217,355
800	Google Incorporated Class A†	420,632

		637,987

IT Services: 1.59%
2,297	International Business Machines Corporation«	308,120

Office Electronics: 1.43%
26,663	Xerox Corporation«	275,962

Semiconductors & Semiconductor Equipment: 4.09%
7,635	Broadcom Corporation Class A«	270,203
13,420	Intel Corporation	258,067
7,505	KLA-Tencor Corporation	264,401

		792,671

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 139
LARGE CAP APPRECIATION PORTFOLIO

Shares	Security Name	Value
Software: 5.15%
20,701	Activision Blizzard Incorporated«	$223,985
17,133	Microsoft Corporation	419,587
13,167	Oracle Corporation	353,534

		997,106

Materials: 5.99%

Chemicals: 2.43%
5,300	E.I. du Pont de Nemours & Company	236,486
3,210	PPG Industries Incorporated	233,688

		470,174

Metals & Mining: 2.35%
3,590	Cliffs Natural Resources Incorporated	229,473
3,596	Newmont Mining Corporation	225,865

		455,338

Paper & Forest Products: 1.21%
10,750	International Paper Company	233,813

Telecommunication Services: 1.36%

Wireless Telecommunication Services: 1.36%
5,124	American Tower Corporation Class A«†	262,656

Total Common Stocks (Cost $16,406,985)		18,875,289

Short-Term Investments: 32.94%

Principal		Interest Rate	Maturity Date
Corporate Bonds & Notes: 1.47%
$251,137	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	101,635
322,930	VFNC Corporation††±(a)(i)(v)	0.26	09/29/2011	184,070

				285,705

Shares			Yield
Investment Companies: 31.47%
341,775	Wells Fargo Advantage Money Market Trust(l)(u)		0.25	341,775
5,750,010	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	5,750,010

				6,091,785

Total Short-Term Investments (Cost $6,295,197)				6,377,490

Total Investments in Securities (Cost $22,702,182)*		130.45%		25,252,779

Other Assets and Liabilities, Net		(30.45)		(5,894,942)

Total Net Assets		100.00%		$19,357,837

140 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
LARGE CAP APPRECIATION PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $23,149,816 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$2,811,514
Gross unrealized depreciation	(708,551)

Net unrealized appreciation	$2,102,963
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 141
LARGE COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.00%

Consumer Discretionary: 12.02%

Internet & Catalog Retail: 5.57%
47,970	Amazon.com Incorporated«†	$7,534,168

Multiline Retail: 4.43%
112,342	Target Corporation«	6,003,556

Specialty Retail: 2.02%
122,388	Lowe’s Companies Incorporated	2,728,029

Consumer Staples: 4.66%

Food & Staples Retailing: 4.66%
46,300	Costco Wholesale Corporation«	2,985,887
62,176	Wal-Mart Stores Incorporated	3,327,660

		6,313,547

Energy: 1.95%

Energy Equipment & Services: 1.95%
42,840	Schlumberger Limited	2,639,372

Financials: 17.55%

Capital Markets: 16.39%
356,514	Charles Schwab Corporation	4,955,545
40,394	Franklin Resources Incorporated	4,318,119
63,727	Goldman Sachs Group Incorporated	9,213,650
73,987	T. Rowe Price Group Incorporated	3,704,159

		22,191,473

Diversified Financial Services: 1.16%
5,998	CME Group Incorporated	1,562,179

Health Care: 2.15%

Biotechnology: 1.12%
17,220	Amgen Incorporated†	948,994
7,939	Genzyme Corporation†	562,002

		1,510,996

Health Care Equipment & Supplies: 1.03%
41,567	Medtronic Incorporated	1,395,820

Industrials: 12.82%

Air Freight & Logistics: 9.15%
87,166	C.H. Robinson Worldwide Incorporated«	6,094,647
135,894	Expeditors International of Washington Incorporated«	6,282,380

		12,377,027

Trading Companies & Distributors: 3.67%
93,458	Fastenal Company«	4,971,031

142 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
LARGE COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Information Technology: 45.85%

Communications Equipment: 10.00%
338,105	Cisco Systems Incorporated†	$7,404,500
135,854	QUALCOMM Incorporated	6,129,732

		13,534,232

Computers & Peripherals: 11.69%
39,023	Apple Incorporated†	11,072,776
234,100	EMC Corporation«†	4,754,571

		15,827,347

Internet Software & Services: 7.05%
59,707	eBay Incorporated†	1,456,851
15,384	Google Incorporated Class A†	8,088,753

		9,545,604

IT Services: 5.96%
34,937	Automatic Data Processing Incorporated«	1,468,402
133,485	Paychex Incorporated	3,669,503
39,426	Visa Incorporated Class A«	2,927,775

		8,065,680

Semiconductors & Semiconductor Equipment: 4.85%
219,301	Intel Corporation«	4,217,158
76,309	Linear Technology Corporation	2,344,976

		6,562,134

Software: 6.30%
26,580	FactSet Research Systems Incorporated«	2,156,435
260,374	Microsoft Corporation	6,376,559

		8,532,994

Total Common Stocks (Cost $110,870,685)		131,295,189

Principal		Interest Rate	Maturity Date
Short-Term Investments: 29.61%

Corporate Bonds & Notes: 0.96%
$1,144,578	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	463,211
1,471,781	VFNC Corporation(v)††±(a)(i)	0.26	09/29/2011	838,915

				1,302,126

Shares			Yield
Investment Companies: 28.65%
489,503	Wells Fargo Advantage Money Market Trust(l)(u)		0.25	489,503
38,294,994	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	38,294,994

				38,784,497

Total Short-Term Investments (Cost $39,711,565)				40,086,623

Total Investments in Securities (Cost $150,582,250)*		126.61%		171,381,812

Other Assets and Liabilities, Net		(26.61)		(36,017,356)

Total Net Assets		100.00%		$135,364,456

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 143
LARGE COMPANY GROWTH PORTFOLIO

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $172,109,880 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$26,721,713
Gross unrealized depreciation	(27,449,781)

Net unrealized depreciation	$(728,068)
The accompanying notes are an integral part of these financial statements.

144 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.35%

Consumer Discretionary: 15.54%

Auto Components: 0.26%
2,849	Drew Industries Incorporated†	$59,430
4,893	Spartan Motors Incorporated	22,704
2,919	Standard Motor Products Incorporated	30,737
3,458	Superior Industries International Incorporated	59,754

		172,625

Automobiles: 0.07%
4,333	Winnebago Industries Incorporated†«	45,150

Distributors: 0.03%
2,760	Audiovox Corporation Class A†	18,878

Diversified Consumer Services: 1.30%
2,750	American Public Education Incorporated†	90,365
2,492	Capella Education Company†«	193,429
4,870	Coinstar Incorporated†«	209,361
9,270	Hillenbrand Incorporated	199,398
1,477	Pre-Paid Legal Services Incorporated†	92,298
3,100	Universal Technical Institute Incorporated	60,605

		845,456

Hotels, Restaurants & Leisure: 3.03%
213	Biglari Holdings Incorporated†	70,002
3,346	BJ’s Restaurants Incorporated†«	94,223
2,707	Buffalo Wild Wings Incorporated†	129,638
3,658	California Pizza Kitchen Incorporated†	62,405
3,205	CEC Entertainment Incorporated†	110,028
3,507	Cracker Barrel Old Country Store Incorporated«	178,015
2,295	DineEquity Incorporated†	103,229
6,018	Interval Leisure Group Incorporated†	81,062
8,201	Jack In The Box Incorporated†	175,829
1,063	Landry’s Restaurants Incorporated†	26,033
3,219	Marcus Corporation	38,145
1,680	Monarch Casino & Resort Incorporated†	18,833
4,104	Multimedia Games Incorporated†	15,185
2,807	O’Charleys Incorporated†	20,182
3,440	P.F. Chang’s China Bistro Incorporated	158,928
3,052	Papa Johns International Incorporated†	80,512
1,913	Peet’s Coffee & Tea Incorporated†«	65,482
9,089	Pinnacle Entertainment Incorporated†	101,342
2,325	Red Robin Gourmet Burgers Incorporated†	45,593
9,644	Ruby Tuesday Incorporated†«	114,474
4,606	Ruth’s Chris Steak House Incorporated†	18,470
7,983	Shuffle Master Incorporated†	67,137
9,174	Sonic Corporation†	74,126
8,635	Texas Roadhouse Incorporated†	121,408

		1,970,281

Household Durables: 0.99%
808	Blyth Incorporated	33,322
4,278	Ethan Allen Interiors Incorporated	74,694
4,566	Helen of Troy Limited†	115,474
3,207	Kid Brands Incorporated†	27,580

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 145
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Household Durables (continued)
7,715	La-Z-Boy Incorporated†	$65,115
2,757	M/I Homes Incorporated†	28,590
4,775	Meritage Corporation†	93,686
776	National Presto Industries Incorporated	82,621
1,024	Skyline Corporation	20,746
14,754	Standard-Pacific Corporation†«	58,573
2,004	Universal Electronics Incorporated†	41,783

		642,184

Internet & Catalog Retail: 0.62%
2,131	Blue Nile Incorporated†«	94,808
5,738	HSN Incorporated†	171,566
4,003	Nutri System Incorporated	77,018
3,411	PetMed Express Incorporated«	59,693

		403,085

Leisure Equipment & Products: 1.45%
1,816	Arctic Cat Incorporated†	18,614
13,192	Brunswick Corporation«	200,782
9,586	Callaway Golf Company«	67,102
4,154	Jakks Pacific Incorporated†«	73,277
3,066	Nautilus Group Incorporated†	4,078
4,949	Polaris Industries Incorporated	322,180
7,379	Pool Corporation«	148,097
3,219	RC2 Corporation†	67,438
2,863	Sturm, Ruger & Company Incorporated	39,051

		940,619

Media: 0.56%
3,994	Arbitron Incorporated«	111,712
4,535	EW Scripps Company†	35,736
22,206	Live Nation Incorporated†	219,395

		366,843

Multiline Retail: 0.14%
5,837	Fred’s Incorporated	68,877
5,443	Tuesday Morning Corporation†	25,963

		94,840

Specialty Retail: 4.17%
3,247	Big 5 Sporting Goods Corporation	43,575
6,528	Brown Shoe Company Incorporated	74,876
5,959	Cabela’s Incorporated†«	113,102
4,054	Children’s Place Retail Stores Incorporated†	197,714
5,333	Christopher & Banks Corporation	42,184
8,098	Finish Line Incorporated Class A	112,643
3,579	Genesco Incorporated†	106,941
3,548	Group 1 Automotive Incorporated†«	106,014
4,070	Gymboree Corporation†«	169,068
2,763	Haverty Furniture Companies Incorporated	30,144
4,237	Hibbett Sports Incorporated†	105,713
6,635	Hot Topic Incorporated	39,744
4,022	Jo Ann Stores Incorporated†	179,180
4,097	JOS. A. Bank Clothiers Incorporated†	174,573
2,338	Kirkland’s Incorporated†	32,405

146 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Specialty Retail (continued)
3,227	Lithia Motors Incorporated Class A«	$30,947
3,469	Lumber Liquidators Holdings Incorporated†«	85,233
3,295	MarineMax Incorporated†	23,197
7,842	Men’s Wearhouse Incorporated	186,561
2,117	Midas Incorporated†	16,110
2,986	Monro Muffler Brake Incorporated	137,684
12,654	OfficeMax Incorporated†	165,641
7,812	Pep Boys-Manny, Moe & Jack	82,651
5,253	Sonic Automotive Incorporated†«	51,637
5,610	Stage Stores Incorporated	72,930
4,010	Stein Mart Incorporated†	35,408
3,888	The Buckle Incorporated«	103,188
4,387	The Cato Corporation Class A	117,396
3,441	Zale Corporation†«	7,226
3,097	Zumiez Incorporated†	65,533

		2,709,218

Textiles, Apparel & Luxury Goods: 2.92%
8,848	Carter’s Incorporated†	232,968
12,895	Crocs Incorporated†«	167,764
5,756	Deckers Outdoor Corporation†	287,570
10,762	Iconix Brand Group Incorporated†	188,335
4,039	K-Swiss Incorporated†	51,497
14,065	Liz Claiborne Incorporated†«	85,515
3,435	Maidenform Brands Incorporated†	99,100
2,575	North American Watch Corporation†	28,016
2,070	Oxford Industries Incorporated	49,225
1,491	Perry Ellis International Incorporated†	32,578
19,279	Quiksilver Incorporated†«	75,381
5,026	Skechers U.S.A. Incorporated Class A†	118,061
3,419	Steven Madden Limited†	140,384
3,792	True Religion Apparel Incorporated†	80,921
2,543	Volcom Incorporated†«	48,622
7,262	Wolverine World Wide Incorporated	210,671

		1,896,608

Consumer Staples: 3.28%

Beverages: 0.14%
1,394	Boston Beer Company Incorporated†	93,217

Food & Staples Retailing: 1.07%
5,633	Casey’s General Stores Incorporated	235,178
3,836	Great Atlantic & Pacific Tea Company Incorporated†«	15,191
1,832	Nash Finch Company	77,933
3,368	Spartan Stores Incorporated	48,836
2,738	The Andersons Incorporated	103,770
6,448	United Natural Foods Incorporated†	213,687

		694,595

Food Products: 1.61%
1,987	Cal-Maine Foods Incorporated	57,583
1,789	Calavo Growers Incorporated«	38,786
12,274	Darling International Incorporated†	104,574
3,246	Diamond Foods Incorporated«	133,054
6,373	Hain Celestial Group Incorporated†	152,825

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 147
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Food Products (continued)
2,120	J & J Snack Foods Corporation	$88,892
4,830	Lance Incorporated	102,879
2,876	Sanderson Farms Incorporated	124,502
5,268	TreeHouse Foods Incorporated†«	242,855

		1,045,950

Household Products: 0.28%
8,414	Central Garden & Pet Company Class A†	87,169
2,478	WD-40 Company	94,214

		181,383

Personal Products: 0.09%
2,365	Mannatech Incorporated«	4,848
1,996	Medifast Incorporated†	54,151

		58,999

Tobacco: 0.09%
13,299	Alliance One International Incorporated†	55,191

Energy: 5.11%

Energy Equipment & Services: 3.10%
3,440	Basic Energy Services Incorporated†	29,309
5,384	Bristow Group Incorporated†«	194,255
2,820	Carbo Ceramics Incorporated	228,420
5,097	Dril-Quip Incorporated†	316,575
2,131	Gulf Island Fabrication Incorporated	38,784
3,463	Hornbeck Offshore†	67,494
22,676	ION Geophysical Corporation†«	116,555
4,459	Lufkin Industries Incorporated«	195,750
3,917	Matrix Service Company†	34,274
7,481	Oil States International Incorporated†	348,241
8,064	Pioneer Drilling Company†	51,448
3,158	Seacor Holdings Incorporated†	268,935
1,763	Seahawk Drilling Incorporated†	14,915
11,331	Tetra Technologies Incorporated†	115,576

		2,020,531

Oil, Gas & Consumable Fuels: 2.01%
6,574	Holly Corporation	189,003
6,776	Penn Virginia Corporation	108,687
2,865	Petroleum Development Corporation†	79,074
8,278	PetroQuest Energy Incorporated†	50,413
9,394	SM Energy Company	351,899
7,228	Stone Energy Corporation†	106,468
5,638	Swift Energy Company†	158,315
10,049	World Fuel Services Corporation	261,374

		1,305,233

Financials: 18.72%

Capital Markets: 0.91%
6,359	Investment Technology Group Incorporated†	90,425
5,505	Labranche & Company Incorporated†	21,470
6,325	optionsXpress Holdings Incorporated†	97,152
2,309	Piper Jaffray Companies Incorporated†	67,261

148 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Capital Markets (continued)
5,331	Stifel Financial Corporation†	$246,772
4,359	SWS Group Incorporated	31,254
6,027	TradeStation Group Incorporated†	39,658

		593,992

Commercial Banks: 5.88%
1,943	Bank of the Ozarks Incorporated	72,066
11,317	Boston Private Financial Holdings Incorporated«	74,013
2,320	City Holding Company	71,154
5,853	Columbia Banking System Incorporated	115,011
4,935	Community Bank System Incorporated	113,554
22,027	East West Bancorp Incorporated«	358,600
47,312	First BanCorp Puerto Rico†«	13,247
13,714	First Commonwealth Financial Corporation	74,741
8,642	First Financial Bancorp	144,149
3,103	First Financial Bankshare«	145,810
11,023	First Midwest Bancorp Incorporated	127,095
10,704	Glacier Bancorp Incorporated	156,278
4,391	Hancock Holding Company	132,037
22,506	Hanmi Financial Corporation†	28,808
3,258	Home Bancshares Incorporated	66,203
3,156	Independent Bank Corporation	71,073
5,650	Nara Bank National Association†	39,889
18,769	National Penn Bancshares Incorporated	117,306
5,133	NBT Bancorp Incorporated	113,285
12,975	Old National Bancorp	136,238
4,976	Pinnacle Financial Partners Incorporated†«	45,729
8,714	PrivateBancorp Incorporated	99,252
3,686	S&T Bancorp Incorporated	64,210
6,042	Signature Bank†	234,671
2,564	Simmons First National Corporation	72,484
3,995	Sterling Bancorporation	34,717
15,172	Sterling Bancshares Incorporated«	81,474
19,307	Susquehanna Bancshares Incorporated	162,951
1,225	Tompkins Trust Company Incorporated	48,584
4,458	UMB Financial Corporation	158,304
17,047	Umpqua Holdings Corporation	193,313
5,708	United Bankshares Incorporated«	142,072
14,040	United Community Banks Incorporated†«	31,450
14,384	Whitney Holding Corporation	117,517
2,896	Wilshire Bancorp Incorporated	18,940
4,631	Wintrust Financial Corporation	150,091

		3,826,316

Consumer Finance: 0.84%
4,374	Cash America International Incorporated	153,090
7,326	Ezcorp Incorporated†	146,813
4,506	First Cash Financial Services Incorporated†	125,042
1,311	Rewards Network Incorporated	18,813
2,331	World Acceptance Corporation†	102,937

		546,695

Diversified Financial Services: 0.42%
6,284	Interactive Brokers Group Incorporated†	108,148
2,539	Portfolio Recovery Associates Incorporated†	164,146
		272,294

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 149
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Insurance: 2.64%
1,165	American Physicians Capital Incorporated	$48,301
2,775	Amerisafe Incorporated†	52,115
8,077	Delphi Financial Group Incorporated Class A	201,844
3,505	eHealth Incorporated†	45,285
6,110	Employers Holdings Incorporated	96,355
5,864	Horace Mann Educators Corporation	104,262
1,883	Infinity Property & Casualty Corporation	91,834
6,347	National Financial Partners Corporation†«	80,416
3,169	Presidential Life Corporation	31,056
4,734	ProAssurance Corporation†	272,631
2,461	RLI Corporation	139,342
2,235	Safety Insurance Group Incorporated	93,915
7,951	Selective Insurance Group Incorporated	129,522
2,734	Stewart Information Services Corporation«	30,949
1,860	The Navigators Group Incorporated†	83,012
6,420	Tower Group Incorporated«	149,907
3,173	United Fire & Casualty Company	67,299

		1,718,045

Real Estate Investment Trusts: 7.51%
5,976	Acadia Realty Trust	113,544
19,139	BioMed Realty Trust Incorporated«	342,971
6,946	Cedar Shopping Centers Incorporated	42,232
10,604	Colonial Properties Trust	171,679
23,008	DiamondRock Hospitality†	218,346
4,014	EastGroup Properties Incorporated	150,043
6,921	Entertainment Properties Trust	298,849
13,017	Extra Space Storage Incorporated	208,793
10,319	Franklin Street Properties Corporation«	128,162
9,473	Healthcare Realty Trust Incorporated	221,573
5,581	Home Properties Incorporated«	295,235
11,083	Inland Real Estate Corporation	92,100
7,792	Kilroy Realty Corporation	258,227
9,410	Kite Realty Group Trust	41,780
10,388	LaSalle Hotel Properties	242,975
17,196	Lexington Corporate Properties Trust	123,123
3,840	LTC Properties Incorporated	97,997
16,563	Medical Properties Trust Incorporated	167,949
4,882	Mid-America Apartment Communities Incorporated	284,523
12,411	National Retail Properties Incorporated	311,640
3,263	Parkway Properties Incorporated	48,292
8,234	Pennsylvania Real Estate Investment Trust«	97,655
7,247	Post Properties Incorporated«	202,336
2,783	PS Business Parks Incorporated	157,434
4,107	Sovran Self Storage Incorporated«	155,655
6,025	Tanger Factory Outlet Centers Incorporated	284,019
1,824	Universal Health Realty Income Trust	62,764
3,441	Urstadt Biddle Properties Incorporated	62,213
		4,882,109

Real Estate Management & Development: 0.14%
5,421	Forestar Real Estate Group Incorporated†	92,428

Thrifts & Mortgage Finance: 0.38%
6,804	Bank Mutual Corporation	35,313
8,788	Brookline Bancorp Incorporated	87,704

150 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Thrifts & Mortgage Finance (continued)
4,113	Dime Community Bancshares	$56,965
11,461	Trustco Bank Corporation	63,723

		243,705

Health Care: 12.61%

Biotechnology: 1.39%
5,545	Arqule Incorporated†	28,557
8,780	Cubist Pharmaceuticals Incorporated†	205,364
2,889	Emergent BioSolutions Incorporated†	49,864
4,983	Martek Biosciences Corporation†	112,765
10,022	Regeneron Pharmaceutical Incorporated†	274,603
10,063	Savient Pharmaceuticals Incorporated†«	230,141

		901,294

Health Care Equipment & Supplies: 3.96%
3,322	Abaxis Incorporated†	76,738
10,090	Align Technology Incorporated†«	197,562
11,312	American Medical Systems Holdings Incorporated†	221,489
1,918	Analogic Corporation	86,080
1,881	Cantel Industries	30,472
4,286	CONMED Corporation†	96,049
6,932	Cooper Companies Incorporated	320,397
4,202	CryoLife Incorporated†	25,506
3,574	Cyberonics Incorporated†	95,354
3,460	Greatbatch Incorporated†	80,237
3,672	Haemonetics Corporation†	214,922
1,741	ICU Medical Incorporated†	64,922
3,116	Integra LifeSciences Holdings†	122,957
4,820	Invacare Corporation	127,778
1,324	Kensey Nash Corporation†«	38,250
6,048	Meridian Diagnostics Incorporated	132,330
4,200	Merit Medical Systems Incorporated†	66,738
4,295	Natus Medical Incorporated†	62,578
3,376	Neogen Corporation†	114,278
2,698	Osteotech Incorporated†	17,429
2,761	Palomar Medical Technologies Incorporated†	28,521
2,591	Surmodics Incorporated†	30,885
5,350	Symmetry Medical Incorporated†	51,574
4,953	West Pharmaceutical Services Incorporated	169,937
3,201	Zoll Medical Corporation†«	103,296

		2,576,279

Health Care Providers & Services: 4.81%
1,651	Air Methods Corporation†	68,649
1,225	Almost Family Incorporated†	36,297
4,290	Amedisys Incorporated†	102,102
7,594	AMERIGROUP Corporation†«	322,517
4,880	AMN Healthcare Services Incorporated†	25,083
4,602	AmSurg Corporation†	80,443
3,645	Bio-Reference Laboratories Incorporated†	76,035
5,802	Catalyst Health Solutions Incorporated†	204,288
7,328	Centene Corporation†	172,868
3,392	Chemed Corporation	193,242
989	CorVel Corporation†	41,983
4,627	Cross Country Healthcare Incorporated†	33,268

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 151
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Health Care Providers & Services (continued)
1,946	Ensign Group Incorporated	$34,931
2,617	Genoptix Incorporated†	37,161
4,437	Gentiva Health Services Incorporated†	96,948
4,813	Hanger Orthopedic Group Incorporated†	69,981
8,515	HealthSpring Incorporated†	220,028
5,095	Healthways Incorporated†	59,306
4,054	HMS Holdings Corporation†	238,943
2,419	IPC The Hospitalist Company†	66,087
1,399	Landauer Incorporated	87,619
2,784	LCA-Vision Incorporated†	15,507
2,333	LHC Group Incorporated†	54,102
4,968	Magellan Health Services Incorporated†	234,688
3,050	Medcath Corporation†	30,714
2,487	Molina Healthcare Incorporated†	67,124
1,836	MWI Veterinary Supply Incorporated†	105,974
4,561	Pharmerica Corporation†	43,466
8,403	PSS World Medical Incorporated†«	179,656
3,711	RehabCare Group Incorporated†	75,036
3,809	Res-Care Incorporated†	50,545

		3,124,591

Health Care Technology: 0.49%
1,631	Computer Programs & Systems Incorporated	69,432
4,865	Omnicell Incorporated†	63,634
2,840	Quality Systems Incorporated	188,320

		321,386

Life Sciences Tools & Services: 0.89%
10,533	Affymetrix Incorporated†	48,030
4,374	Cambrex Corporation†	18,590
2,598	Dionex Corporation†«	224,571
4,997	Enzo Biochem Incorporated†	18,989
6,399	eResearch Technology Incorporated†	47,865
2,218	Kendle International Incorporated†	20,672
8,705	PAREXEL International Corporation†	201,347

		580,064

Pharmaceuticals: 1.07%
1,515	Hi Tech Pharmacal Company Incorporated†«	30,664
5,235	Par Pharmaceutical Companies Incorporated†	152,234
8,606	Salix Pharmaceuticals Limited†	341,830
11,590	ViroPharma Incorporated†	172,807

		697,535

Industrials: 15.60%

Aerospace & Defense: 2.72%
5,877	AAR Corporation†	109,665
2,237	AeroVironment Incorporated†«	49,773
1,344	American Science & Engineering Incorporated	98,986
1,994	Applied Signal Technology Incorporated	49,611
3,776	Ceradyne Incorporated†	88,170
2,348	Cubic Corporation	95,798
6,858	Curtiss-Wright Corporation	207,797
4,477	Esterline Technologies Corporation†	256,219
8,722	GenCorp Incorporated†	42,912

152 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Aerospace & Defense (continued)
6,755	MOOG Incorporated Class A†	$239,870
8,600	Orbital Sciences Corporation†«	131,580
5,397	Teledyne Technologies Incorporated†	214,909
2,448	Triumph Group Incorporated	182,596

		1,767,886

Air Freight & Logistics: 0.42%
4,318	Forward Air Corporation	112,268
5,609	Hub Group Incorporated Class A†	164,119

		276,387

Airlines: 0.33%
2,315	Allegiant Travel Company	97,971
8,356	SkyWest Incorporated	116,650

		214,621

Building Products: 1.16%
1,774	Aaon Incorporated	41,724
3,316	AO Smith Corporation	191,963
4,176	Apogee Enterprises Incorporated	38,210
4,509	Gibraltar Industries Incorporated†	40,491
6,884	Griffon Corporation†	83,916
2,504	NCI Building Systems Incorporated†	23,863
5,598	Quanex Building Products Corporation	96,677
5,885	Simpson Manufacturing Company Incorporated	151,715
2,877	Universal Forest Products	84,152

		752,711

Commercial Services & Supplies: 3.35%
6,995	ABM Industries Incorporated«	151,022
3,351	Administaff Incorporated	90,242
3,000	ATC Technology Corporation†	74,220
5,969	Bowne & Company Incorporated	67,629
1,926	CDI Corporation	24,884
1,512	Consolidated Graphics Incorporated†	62,672
4,539	Dolan Media Company†	51,608
2,065	Exponent Incorporated†	69,363
2,766	G&K Services Incorporated Class A	63,231
9,601	GEO Group Incorporated†	224,183
6,523	Healthcare Services Group	148,659
2,608	Heidrick & Struggles International Incorporated	50,804
9,469	Interface Incorporated	134,744
4,205	Kelly Services Incorporated Class A†	49,325
5,415	Mobile Mini Incorporated†«	83,066
5,428	On Assignment Incorporated†	28,497
2,387	School Specialty Incorporated†	31,055
7,839	SFN Group Incorporated†	47,112
1,894	Standard Register Company	5,530
6,138	Sykes Enterprises Incorporated†	83,354
9,191	Tetra Tech Incorporated†	192,735
6,556	TrueBlue Incorporated†	89,489
2,183	UniFirst Corporation	96,379
3,478	United Stationers Incorporated†	186,108
3,058	Viad Corporation	59,142
1,768	Volt Information Science Incorporated†	12,730

		2,177,783

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 153
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Construction & Engineering: 0.85%
5,646	Comfort Systems USA Incorporated	$60,582
5,701	Dycom Industries Incorporated†	56,953
9,875	Emcor Group Incorporated†	242,826
5,840	Insituform Technologies Incorporated Class A†	141,211
4,004	Orion Marine Group Incorporated†	49,690

		551,262

Electrical Equipment: 1.19%
1,849	AZZ Incorporated	79,211
6,968	Belden CDT Incorporated	183,816
7,830	Brady Corporation Class A	228,401
2,829	Encore Wire Corporation	58,023
3,773	II-VI Incorporated†	140,846
1,320	Powell Industries Incorporated†	41,078
2,916	Vicor Corporation	42,603

		773,978

Industrial Conglomerates: 0.17%
1,856	Standex International Corporation	44,897
3,411	Tredegar Corporation	64,741

		109,638

Machinery: 3.79%
10,112	Actuant Corporation Class A	232,172
4,120	Albany International Corporation Class A	77,950
2,963	Astec Industries Incorporated†	84,534
2,235	Badger Meter Incorporated«	90,473
6,784	Barnes Group Incorporated	119,331
7,492	Briggs & Stratton Corporation«	142,423
1,370	Cascade Corporation	43,566
2,544	Circor International Incorporated	80,390
7,537	Clarcor Incorporated	291,154
3,060	Enpro Industries Incorporated†«	95,717
3,941	ESCO Technologies Incorporated	131,078
9,263	Federal Signal Corporation	49,928
4,190	John Bean Technologies Corporation	67,501
4,979	Kaydon Corporation	172,273
1,858	Lindsay Manufacturing Company	80,489
2,542	Lydall Incorporated	18,709
5,622	Mueller Industries Incorporated	148,927
4,904	Robbins & Myers Incorporated	131,329
4,660	Toro Company«	262,032
4,337	Watts Water Technologies Incorporated	147,675

		2,467,651

Road & Rail: 0.83%
3,768	Arkansas Best Corporation	91,299
7,559	Heartland Express Incorporated	112,402
9,206	Knight Transportation Incorporated	177,952
6,243	Old Dominion Freight Line Incorporated†	158,697

		540,350

Trading Companies & Distributors: 0.79%
5,614	Applied Industrial Technologies Incorporated	171,788
3,862	Kaman Corporation Class A	101,223

154 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Trading Companies & Distributors (continued)
596	Lawson Products Incorporated	$9,101
4,147	Watsco Incorporated«	230,905

		513,017

Information Technology: 17.95%

Communications Equipment: 2.20%
18,631	Arris Group Incorporated†	182,025
1,742	Bel Fuse Incorporated Class B	36,268
2,620	Black Box Corporation	83,997
6,359	Blue Coat Systems Incorporated†	152,998
4,214	Comtech Telecommunications Corporation«	115,253
3,641	DG FastChannel Incorporated†	79,192
3,720	Digi International Incorporated†	35,303
2,277	EMS Technologies Incorporated†	42,421
14,520	Harmonic Incorporated†	99,898
5,272	NETGEAR Incorporated†	142,397
4,466	Network Equipment Technology Incorporated†	15,408
2,804	PCTEL Incorporated†	17,217
6,530	Symmetricom Incorporated†	37,352
10,190	Tekelec†	132,062
1,551	Tollgrade Communications Incorporated†	11,369
6,035	Viasat Incorporated†	248,099

		1,431,259

Computers & Peripherals: 0.80%
4,310	Avid Technology Incorporated†	56,504
3,457	Compellent Technologies Incorporated†	62,848
3,477	Hutchinson Technology Incorporated†	12,065
7,365	Intermec Incorporated†	90,295
3,338	Intevac Incorporated†	33,413
4,705	Novatel Wireless Incorporated†«	37,075
3,060	Stratasys Incorporated†	84,823
5,130	Synaptics Incorporated†«	144,358

		521,381

Electronic Equipment & Instruments: 3.76%
2,911	Agilysys Incorporated	18,922
4,174	Anixter International Incorporated«	225,354
9,263	Benchmark Electronics Incorporated†	151,913
10,407	Brightpoint Incorporated†	72,745
5,880	Checkpoint Systems Incorporated†	119,658
8,199	Cogent Incorporated†	87,237
5,907	Cognex Corporation	158,426
5,088	CTS Corporation	48,947
5,221	Daktronics Incorporated	51,270
2,550	DTS Incorporated†	97,334
3,539	Electro Scientific Industries Incorporated†	39,318
2,405	FARO Technologies Incorporated†	52,453
3,740	Gerber Scientific Incorporated†	23,076
6,886	Insight Enterprises Incorporated†	107,697
1,949	Keithley Instruments Incorporated	41,923
3,287	Littelfuse Incorporated†«	143,642
2,750	LoJack Corporation†	10,505

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 155
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Electronic Equipment & Instruments (continued)
3,540	Mercury Computer Systems Incorporated†	$42,586
5,478	Methode Electronics Incorporated	49,740
2,415	MTS Systems Corporation	74,865
5,465	Newport Corporation†	61,973
2,739	OSI Systems Incorporated†	99,480
3,071	Park Electrochemical Corporation	80,890
6,013	Plexus Corporation†	176,482
3,598	Radisys Corporation†	33,893
2,354	Rogers Corporation†	74,104
3,976	ScanSource Incorporated†	110,294
3,497	Synnex Corporation†	98,406
6,174	Technitrol Incorporated«	27,227
6,435	TTM Technologies Incorporated†	62,999

		2,443,359

Internet Software & Services: 0.95%
3,753	Comscore Incorporated†	88,271
6,007	DealerTrack Holdings Incorporated†	102,600
5,362	Infospace Incorporated†	46,435
6,784	j2 Global Communications Incorporated†	161,391
2,556	Liquidity Services Incorporated†	40,902
4,475	Perficient Incorporated†	40,902
1,763	Stamps.com Incorporated†	22,919
4,510	The Knot Incorporated†	41,176
13,001	United Online Incorporated	74,366

		618,962

IT Services: 1.48%
4,511	CACI International Incorporated Class A†	204,168
10,336	Ciber Incorporated†	31,111
5,070	CSG Systems International Incorporated†«	92,426
2,182	Forrester Research Incorporated†	72,181
5,669	Heartland Payment Systems Incorporated«	86,282
2,615	Integral Systems Incorporated MD†	19,299
2,578	Maxmus Incorporated	158,753
1,177	NCI Incorporated†	22,269
1,772	StarTek Incorporated†	7,407
4,389	TeleTech Holdings Incorporated†	65,133
5,695	Wright Express Corporation†	203,368

		962,397

Semiconductors & Semiconductor Equipment: 4.95%
3,907	Actel Corporation†	62,317
5,729	Advanced Energy Industries Incorporated†	74,821
4,691	ATMI Incorporated†	69,708
9,739	Brooks Automation Incorporated†	65,349
3,469	Cabot Microelectronics Corporation†	111,632
3,528	Cohu Incorporated	44,418
4,397	Cymer Incorporated†	163,041
23,837	Cypress Semiconductor Corporation†	299,869
5,346	Diodes Incorporated†	91,363
3,475	DSP Group Incorporated†	24,325
6,580	Exar Corporation†	39,414
5,678	FEI Company†	111,118
3,632	Hittite Microwave Corporation†	173,065

156 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Semiconductors & Semiconductor Equipment (continued)
9,922	Kopin Corporation†	$35,223
10,483	Kulicke & Soffa Industries Incorporated†	64,890
7,515	Micrel Incorporated	74,098
12,366	Microsemi Corporation†	212,077
7,468	MKS Instruments Incorporated†	134,275
5,444	Monolithic Power Systems†	88,901
3,713	Pericom Semiconductor†	32,266
4,664	Rudolph Technologies Incorporated†	38,758
4,101	Sigma Designs Incorporated†	47,120
3,362	Standard Microsystems Corporation†	76,687
1,934	Supertex Incorporated†	42,780
7,478	Tessera Technologies Incorporated†	138,343
23,164	TriQuint Semiconductor Incorporated†	222,374
3,598	Ultratech Incorporated†	61,526
11,136	Varian Semiconductor Equipment Associates Incorporated†	320,494
6,084	Veeco Instruments Incorporated†«	212,149
4,000	Volterra Semiconductor Corporation†	86,080

		3,218,481

Software: 3.81%
6,520	Blackbaud Incorporated	156,741
6,428	CommVault Systems Incorporated†	167,321
6,723	Concur Technologies Incorporated†«	332,385
5,153	Ebix Incorporated†«	120,838
6,879	Epicor Software Corporation†	59,847
5,056	EPIQ Systems Incorporated	61,987
1,954	Interactive Intelligence Incorporated†	34,390
6,222	JDA Software Group Incorporated†	157,790
3,285	Manhattan Associates Incorporated†	96,415
1,308	MicroStrategy Incorporated Class A†	113,286
5,177	Netscout Systems Incorporated†	106,180
5,227	Phoenix Technologies Limited†	20,385
6,445	Progress Software Corporation†	213,330
4,799	Radiant Systems Incorporated†	82,063
4,488	Smith Micro Software Incorporated†	44,611
4,582	Sonic Solutions†«	52,143
4,128	Sourcefire Incorporated†	119,052
12,649	Take-Two Interactive Software Incorporated†«	128,261
5,956	Taleo Corporation Class A†	172,664
10,086	THQ Incorporated†	40,546
4,024	Tyler Technologies Incorporated†	81,124
6,321	Websense Incorporated†	112,135

		2,473,494

Materials: 4.11%

Chemicals: 1.81%
4,686	A. Schulman Incorporated	94,423
3,178	American Vanguard Corporation	19,640
3,739	Arch Chemicals Incorporated	131,202
4,215	Balchem Corporation	130,075
8,360	Calgon Carbon Corporation†	121,220
7,288	HB Fuller Company	144,813
2,417	LSB Industries Incorporated†	44,884
4,594	OM Group Incorporated†	138,371

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 157
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Chemicals (continued)
1,691	Penford Corporation†	$7,796
13,855	PolyOne Corporation†	167,507
1,675	Quaker Chemical Corporation	54,538
1,151	Stepan Company	68,036
3,233	Zep Incorporated	56,384

		1,178,889

Construction Materials: 0.49%
6,573	Eagle Materials Incorporated	155,780
8,996	Headwaters Incorporated†	32,386
4,137	Texas Industries Incorporated«	130,398

		318,564

Containers & Packaging: 0.07%
5,256	Myers Industries Incorporated	45,149

Metals & Mining: 0.91%
2,494	A.M. Castle & Company†	33,046
3,743	AMCOL International Corporation«	98,029
3,029	Brush Engineered Materials Incorporated†	86,145
8,420	Century Aluminum Company†	110,891
2,201	Kaiser Aluminum Corporation	94,181
1,362	Olympic Steel Incorporated	31,312
4,477	RTI International Metals Incorporated†	137,086

		590,690

Paper & Forest Products: 0.83%
5,857	Buckeye Technologies Incorporated	86,156
1,708	Clearwater Paper Corporation†	129,945
1,600	Deltic Timber Corporation	71,680
2,197	Neenah Paper Incorporated	33,394
2,733	Schweitzer Manduit International Incorporated	159,361
7,297	Wausau Paper Corporation†	60,492

		541,028

Telecommunication Services: 0.48%

Diversified Telecommunication Services: 0.28%
4,587	Cbeyond Incorporated†«	58,851
6,733	General Communication Incorporated Class A†	67,128
4,918	Neutral Tandem Incorporation†«	58,770

		184,749

Wireless Telecommunication Services: 0.20%
4,407	NTELOS Holdings Corporation	74,566
3,284	USA Mobility Incorporated	52,643

		127,209

158 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL CAP INDEX PORTFOLIO

Shares	Security Name	Value
Utilities: 3.95%

Electric Utilities: 1.14%
4,620	ALLETE Incorporated	$168,307
1,862	Central Vermont Public Service	37,557
6,478	El Paso Electric Company†	154,047
7,111	UIL Holdings Corporation	200,246
5,408	UniSource Energy Corporation	180,789

		740,946

Gas Utilities: 2.00%
3,318	Laclede Group Incorporated	114,206
6,133	New Jersey Resources	240,536
3,955	Northwest Natural Gas Company	187,665
10,734	Piedmont Natural Gas Company«	311,286
4,446	South Jersey Industries Incorporated	219,944
6,764	Southwest Gas Corporation	227,203

		1,300,840

Multi-Utilities: 0.66%
8,240	Avista Corporation	172,051
2,355	CH Energy Group Incorporated	103,993
5,385	Northwestern Corporation	153,473

		429,517

Water Utilities: 0.15%
2,767	American States Water Company	99,003

Total Common Stocks (Cost $60,390,456)		63,308,820

Principal		Interest Rate	Maturity Date
Short-Term Investments: 15.51%

Corporate Bonds & Notes: 2.86%
$1,631,667	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	660,335
2,098,115	VFNC Corporation(v)±(a)(i)††	0.26	09/29/2011	1,195,926
				1,856,261

Shares		Yield
Investment Companies: 12.65%
479,420	Wells Fargo Advantage Money Market Trust(u)(l)	0.25		479,420
7,747,884	Wells Fargo Securities Lending Cash Investments LLC(v)(u)(l)	0.28		7,747,884

				8,227,304

Total Short-Term Investments (Cost $9,548,897)				10,083,565

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 159
SMALL CAP INDEX PORTFOLIO

Principal	Security Name		Interest Rate	Maturity Date	Value
US Treasury Securities: 0.34%

US Treasury Bills: 0.34%
$220,000	US Treasury Bill#^		0.18%	11/04/2010	$219,965

Total US Treasury Securities (Cost $219,965)					219,965

Total Investments in Securities (Cost $70,159,318)*		113.20%			73,612,350

Other Assets and Liabilities, Net		(13.20)			(8,582,157)

Total Net Assets		100.00%			$65,030,193

(v)	Security represents investment of cash collateral received from securities on loan.

†	Non-income earning securities.

«	All or a portion of this security is on loan.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate.

#	Security pledged as collateral for futures transactions.

^	Zero coupon security. Rate represents yield to maturity.

*	Cost for federal income tax purposes is $80,734,554 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,895,169
Gross unrealized depreciation	(17,017,373)

Net unrealized depreciation	$(7,122,204)
The accompanying notes are an integral part of these financial statements.

160 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Common Stocks: 93.30%

Consumer Discretionary: 16.33%

Auto Components: 1.72%
165,540	Gentex Corporation	$3,229,685
152,900	Modine Manufacturing Company†	1,983,113

		5,212,798

Diversified Consumer Services: 0.44%
64,140	Education Management Corporation«†	941,575
57,290	National American University	384,989

		1,326,564

Hotels, Restaurants & Leisure: 1.22%
32,620	Buffalo Wild Wings Incorporated†	1,562,172
56,260	WMS Industries Incorporated†	2,141,818

		3,703,990

Household Durables: 1.01%
62,410	Jarden Corporation	1,942,823
84,660	Libbey Incorporated†	1,114,972

		3,057,795

Internet & Catalog Retail: 0.95%
110,700	Shutterfly Incorporated†	2,877,093

Media: 0.93%
101,520	Arbitron Incorporated«	2,839,514

Multiline Retail: 0.80%
128,120	99 Cents Only Stores«†	2,418,906

Specialty Retail: 7.18%
280,250	Chico’s FAS Incorporated	2,948,230
111,250	Dick’s Sporting Goods Incorporated«†	3,119,450
128,480	Dress Barn Incorporated«†	3,051,400
255,840	Finish Line Incorporated Class A	3,558,734
61,310	rue21 Incorporated«†	1,582,411
310,520	Sonic Automotive Incorporated«†	3,052,412
93,080	Talbots Incorporated«†	1,219,348
111,400	Ulta Salon Cosmetics & Fragrance Incorporated«†	3,252,880

		21,784,865

Textiles, Apparel & Luxury Goods: 2.08%
136,510	Hanesbrands Incorporated†	3,530,149
54,660	Warnaco Group Incorporated†	2,794,766

		6,324,915

Consumer Staples: 3.16%

Food & Staples Retailing: 1.10%
100,410	United Natural Foods Incorporated†	3,327,587

Food Products: 1.10%
81,540	Diamond Foods Incorporated«	3,342,325

Personal Products: 0.96%
145,380	Elizabeth Arden Incorporated†	2,906,146

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 161
SMALL COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Energy: 5.60%

Energy Equipment & Services: 1.97%
95,110	Complete Production Services Incorporated†	$1,945,000
83,310	Matrix Service Company†	728,963
123,550	Superior Energy Services Incorporated†	3,297,550

		5,971,513

Oil, Gas & Consumable Fuels: 3.63%
33,080	Concho Resources Incorporated†	2,188,904
222,180	Gulfport Energy Corporation†	3,074,971
123,200	Oasis Petroleum Incorporated†	2,386,384
143,020	Rosetta Resources Incorporated«†	3,359,540

		11,009,799

Financials: 6.89%

Capital Markets: 1.17%
123,950	Evercore Partners Incorporated Class A	3,546,210

Commercial Banks: 2.68%
78,040	FirstMerit Corporation	1,429,693
53,990	Signature Bank«†	2,096,972
57,150	SVB Financial Group†	2,418,588
67,870	Wintrust Financial Corporation	2,199,667

		8,144,920

Diversified Financial Services: 0.56%
93,950	Encore Capital Group Incorporated†	1,692,979

Insurance: 0.82%
94,200	Validus Holdings Limited	2,483,112

Real Estate Investment Trust: 0.70%
113,400	Chatham Lodging Trust	2,110,374

Real Estate Management & Development: 0.96%
93,730	Altisource Portfolio Solutions†	2,918,752

Health Care: 15.46%

Biotechnology: 3.08%
108,870	Alnylam Pharmaceuticals Incorporated«†	1,336,924
125,330	Amarin Corporation plc ADR«†	323,351
107,930	Crucell NV ADR†	3,589,752
137,140	ISIS Pharmaceuticals Incorporated«†	1,151,976
127,810	Seattle Genetics Incorporated«†	1,984,889
143,900	Vanda Pharmaceuticals Incorporated«†	961,252

		9,348,144

Health Care Equipment & Supplies: 6.99%
115,340	Alere Incorporated«†	3,567,466
160,190	American Medical Systems Holdings Incorporated«†	3,136,520
269,460	DexCom Incorporated«†	3,562,261
320,231	Endologix Incorporated«†	1,460,253
25,930	Gen-Probe Incorporated†	1,256,568

162 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Health Care Equipment & Supplies (continued)
10,480	Heartware International Incorporated†	$720,600
86,545	SonoSite Incorporated«†	2,900,123
299,540	Spectranetics Corporation†	1,623,507
92,540	Zoll Medical Corporation«†	2,986,266

		21,213,564

Health Care Providers & Services: 2.67%
214,470	Accretive Health Incorporated«†	2,322,710
39,458	Catalyst Health Solutions Incorporated†	1,389,316
149,500	Hanger Orthopedic Group Incorporated†	2,173,730
95,060	LHC Group Incorporated«†	2,204,441

		8,090,197

Health Care Technology: 1.19%
188,000	Medidata Solutions Incorporated†	3,609,600

Pharmaceuticals: 1.53%
219,025	Inspire Pharmaceuticals Incorporated†	1,303,199
225,830	Nektar Therapeutics«†	3,335,509

		4,638,708

Industrials: 16.20%

Aerospace & Defense: 0.59%
71,900	Applied Signal Technology Incorporated	1,788,872

Air Freight & Logistics: 1.04%
107,610	Hub Group Incorporated Class A†	3,148,669

Airlines: 0.68%
49,000	Allegiant Travel Company«	2,073,680

Building Products: 1.01%
73,620	Armstrong World Industries Incorporated†	3,055,966

Commercial Services & Supplies: 2.78%
69,281	Copart Incorporated†	2,284,195
113,890	Higher One«†	1,878,046
114,360	Korn/Ferry International†	1,891,514
396,210	SFN Group Incorporated†	2,381,222

		8,434,977

Construction & Engineering: 0.67%
164,090	Orion Marine Group Incorporated†	2,036,357

Electrical Equipment: 1.91%
58,250	Baldor Electric Company	2,353,300
174,060	Sensata Technologies Holdings NV†	3,439,426

		5,792,726

Machinery: 3.01%
214,970	Briggs & Stratton Corporation«	4,086,580
112,380	Columbus McKinnon Corporation†	1,864,384
393,310	Wabash National Corporation†	3,181,878

		9,132,842

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 163
SMALL COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Marine: 0.38%
41,980	American Commercial Lines Incorporated«†	$1,170,402

Road & Rail: 3.44%
44,940	Con-way Incorporated	1,392,691
56,550	Genesee & Wyoming Incorporated†	2,453,705
175,670	Heartland Express Incorporated«	2,612,213
195,360	Hertz Global Holdings Incorporated«†	2,068,862
92,770	Werner Enterprises Incorporated«	1,900,857

		10,428,328

Trading Companies & Distributors: 0.69%
38,550	MSC Industrial Direct Company	2,083,242

Information Technology: 24.55%

Communications Equipment: 3.84%
104,410	Aruba Networks Incorporated«†	2,228,109
281,198	Infinera Corporation«†	3,281,581
65,470	Riverbed Technology Incorporated†	2,984,123
77,140	Viasat Incorporated«†	3,171,225

		11,665,038

Computers & Peripherals: 0.71%
80,300	Netezza Corporation†	2,164,085

Electronic Equipment & Instruments: 2.35%
122,760	OSI Systems Incorporated†	4,458,643
105,340	Rofin-Sinar Technologies Incorporated†	2,673,529

		7,132,172

Internet Software & Services: 1.80%
360,200	Art Technology Group Incorporated†	1,487,626
6,500	SouFun Holdings Limited ADR«†	423,670
191,370	Vocus Incorporated†	3,536,518

		5,447,814

IT Services: 0.72%
128,130	TNS Incorporated†	2,171,804

Semiconductors & Semiconductor Equipment: 5.09%
468,080	Atmel Corporation«†	3,725,917
157,860	Micrel Incorporated«	1,556,500
123,750	Microsemi Corporation†	2,122,313
69,620	NetLogic Microsystems Incorporated«†	1,920,120
223,150	PMC-Sierra Incorporated†	1,642,384
137,550	Tessera Technologies Incorporated†	2,544,675
67,480	Varian Semiconductor Equipment Associates Incorporated†	1,942,074

		15,453,983

Software: 10.04%
150,540	Bottomline Technologies Incorporated†	2,312,294
451,180	Cadence Design Systems Incorporated†	3,442,503
70,520	CommVault Systems Incorporated†	1,835,636
53,962	Concur Technologies Incorporated«†	2,667,881

164 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL COMPANY GROWTH PORTFOLIO

Shares	Security Name	Value
Software (continued)
225,100	Parametric Technology Corporation†	$4,398,454
33,650	Realpage Incorporated«†	642,042
97,880	Rovi Corporation«†	4,934,131
92,610	Solarwinds Incorporated†	1,598,449
76,580	Sourcefire Incorporated«†	2,208,567
180,930	SuccessFactors Incorporated«†	4,543,152
48,230	Ultimate Software Group Incorporated«†	1,863,607

		30,446,716

Materials: 5.11%

Chemicals: 2.33%
135,240	Calgon Carbon Corporation«†	1,960,980
149,110	Olin Corporation	3,006,058
97,250	STR Holdings Incorporated«†	2,094,765

		7,061,803

Metals & Mining: 1.53%
72,970	Metals USA Holdings Corporation†	947,151
116,490	Steel Dynamics Incorporated	1,643,674
191,000	Thompson Creek Metals Company Incorporated†	2,058,980

		4,649,805

Paper & Forest Products: 1.25%
181,580	Kapstone Paper and Packaging Corporation†	2,204,381
27,500	Schweitzer Manduit International Incorporated	1,603,525

		3,807,906

Total Common Stocks (Cost $233,968,712)		283,047,557

Principal			Interest Rate	Maturity Date
Short-Term Investments: 30.48%

Corporate Bonds & Notes: 0.81%
$2,163,711	Gryphon Funding Limited(v)(a)(i)		0.00%	08/05/2011	875,654
2,782,256	VFNC Corporation(v)††±(a)(i)		0.26	09/29/2011	1,585,886
					2,461,540

Shares			Yield
Investment Companies: 29.67%
12,733,370	Wells Fargo Advantage Money Market Trust(l)(u)		0.25		12,733,370
77,276,353	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28		77,276,353
					90,009,723

Total Short-Term Investments (Cost $91,762,253)					92,471,263

Total Investments in Securities (Cost $325,730,965)*		123.78%			375,518,820

Other Assets and Liabilities, Net		(23.78)			(72,151,927)

Total Net Assets		100.00%			$303,366,893

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 165
SMALL COMPANY GROWTH PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $331,847,243 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$58,846,185
Gross unrealized depreciation	(15,174,608)

Net unrealized appreciation	$43,671,577
The accompanying notes are an integral part of these financial statements.

166 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL COMPANY VALUE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 97.39%

Consumer Discretionary: 14.67%

Auto Components: 0.87%
71,140	Cooper Tire & Rubber Company«	$1,396,478

Hotels, Restaurants & Leisure: 2.22%
75,920	Gaylord Entertainment Company«†	2,315,560
51,250	International Speedway Corporation Class A	1,250,500

		3,566,060

Household Durables: 0.88%
76,240	American Greetings Corporation Class A	1,417,302

Leisure Equipment & Products: 1.72%
178,230	Callaway Golf Company«	1,247,610
72,160	RC2 Corporation†	1,511,752

		2,759,362

Media: 1.32%
131,750	Cinemark Holdings Incorporated	2,121,175

Specialty Retail: 5.58%
102,050	Asbury Automotive Group Incorporated†	1,435,844
78,150	Cabela’s Incorporated«†	1,483,287
28,950	Children’s Place Retail Stores Incorporated«†	1,411,892
56,210	DSW Incorporated Class A«†	1,613,227
55,300	Genesco Incorporated«†	1,652,364
61,070	Rent-A-Center Incorporated«	1,366,747

		8,963,361

Textiles, Apparel & Luxury Goods: 2.08%
66,440	Hanesbrands Incorporated†	1,718,138
84,610	Volcom Incorporated«†	1,617,743

		3,335,881

Consumer Staples: 2.30%

Beverages: 0.64%
46,340	Central European Distribution Corporation«†	1,034,309

Food Products: 1.66%
33,930	Corn Products International Incorporated	1,272,375
65,120	Lance Incorporated	1,387,056

		2,659,431

Energy: 6.41%

Energy Equipment & Services: 4.00%
299,540	Global Industries Limited«†	1,638,484
152,550	Helix Energy Solutions Group Incorporated«†	1,699,407
179,420	Key Energy Services Incorporated«†	1,706,284
37,110	Unit Corporation«†	1,383,832

		6,428,007

Oil, Gas & Consumable Fuels: 2.41%
66,120	Berry Petroleum Company Class A«	2,097,988
61,360	Holly Corporation«	1,764,100

		3,862,088

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 167
SMALL COMPANY VALUE PORTFOLIO

Shares	Security Name	Value
Financials: 27.87%

Capital Markets: 1.92%
151,520	Apollo Investment Corporation«	$1,550,050
33,200	Stifel Financial Corporation«†	1,536,828

		3,086,878

Commercial Banks: 8.76%
117,370	Associated Banc-Corporation«	1,548,110
45,300	Bank of the Ozarks Incorporated«	1,680,177
72,250	Cardinal Financial Corporation	694,323
102,170	East West Bancorp Incorporated	1,663,328
91,690	MB Financial Incorporated«	1,487,212
82,450	Pacwest Bancorp«	1,571,497
86,610	Pinnacle Financial Partners Incorporated«†	795,946
38,990	SVB Financial Group«†	1,650,057
127,520	Umpqua Holdings Corporation«	1,446,077
47,360	Wintrust Financial Corporation	1,534,938

		14,071,665

Diversified Financial Services: 1.07%
26,540	Portfolio Recovery Associates Incorporated†	1,715,811

Insurance: 4.01%
43,611	Argo Group International Holdings Limited	1,515,046
98,000	Selective Insurance Group Incorporated	1,596,420
32,570	The Navigators Group Incorporated«†	1,453,599
88,390	United Fire & Casualty Company	1,874,752

		6,439,817

Real Estate Investment Trusts: 10.19%
49,430	American Campus Communities	1,504,649
108,560	BioMed Realty Trust Incorporated«	1,945,395
44,720	Corporate Office Properties Trust«	1,668,503
181,500	Cousins Properties Incorporated	1,295,910
66,110	DuPont Fabros Technology Incorporation«	1,662,667
112,450	First Potomac Realty Trust	1,686,750
97,260	LaSalle Hotel Properties	2,274,911
110,150	Redwood Trust Incorporated	1,592,769
37,900	Sovran Self Storage Incorporated«	1,436,410
141,814	Sunstone Hotel Investors Incorporated«†	1,286,253

		16,354,217

Thrifts & Mortgage Finance: 1.92%
132,620	Northwest Bancshares Incorporated	1,484,018
105,020	Washington Federal Incorporated	1,602,605

		3,086,623

Health Care: 6.89%

Biotechnology: 0.78%
54,850	Talecris Biotherapeutics Holdings Corporation†	1,254,968

Health Care Providers & Services: 6.11%
31,270	AMERIGROUP Corporation«†	1,328,037
65,490	Gentiva Health Services Incorporated†	1,430,957
127,010	Healthways Incorporated«†	1,478,396

168 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL COMPANY VALUE PORTFOLIO

Shares	Security Name	Value
Health Care Providers & Services (continued)
88,890	RehabCare Group Incorporated†	$1,797,356
230,030	Sun Healthcare Group Incorporated†	1,948,354
63,070	WellCare Health Plans Incorporated†	1,826,507

		9,809,607

Industrials: 15.88%

Aerospace & Defense: 0.80%
64,190	Spirit AeroSystems Holdings Incorporated«†	1,279,307

Air Freight & Logistics: 1.51%
48,230	Atlas Air Worldwide Holdings Incorporated«†	2,425,969

Airlines: 1.48%
323,180	AirTran Holdings Incorporated«†	2,375,373

Construction & Engineering: 1.97%
289,110	Great Lakes Dredge & Dock Company«	1,679,729
73,840	Tutor Prini Corporation†	1,483,446

		3,163,175

Electrical Equipment: 1.02%
105,370	GrafTech International Limited«†	1,646,933

Machinery: 5.20%
98,590	Altra Holdings Incorporated†	1,452,231
106,090	Chart Industries Incorporated†	2,159,992
113,360	Douglas Dynamics Incorporated	1,399,996
310,700	Federal Signal Corporation	1,674,673
122,890	Titan International Incorporated«	1,667,617

		8,354,509

Road & Rail: 1.17%
80,750	Marten Transport Limited	1,871,785

Trading Companies & Distributors: 2.73%
165,490	Aircastle Limited	1,403,355
55,350	GATX Corporation«	1,622,862
55,780	TAL International Group Incorporated	1,350,992

		4,377,209

Information Technology: 11.80%

Communications Equipment: 3.41%
40,440	Black Box Corporation	1,296,506
71,760	Comtech Telecommunications Corporation«	1,962,636
139,610	Emulex Corporation†	1,457,528
123,200	Mitel Networks Corporation†	761,376

		5,478,046

Electronic Equipment & Instruments: 2.00%
63,670	Synnex Corporation«†	1,791,674
145,510	TTM Technologies Incorporated«†	1,424,543

		3,216,217

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 169
SMALL COMPANY VALUE PORTFOLIO

Shares	Security Name	Value
Internet Software & Services: 1.12%
197,080	EarthLink Incorporated	$1,791,457

IT Services: 1.25%
44,320	CACI International Incorporated Class A«†	2,005,923

Semiconductors & Semiconductor Equipment: 2.77%
172,930	Fairchild Semiconductor International Incorporated«†	1,625,542
460,290	RF Micro Devices Incorporated«†	2,826,181

		4,451,723

Software: 1.25%
23,140	MicroStrategy Incorporated Class A†	2,004,155

Materials: 6.30%

Chemicals: 3.36%
34,040	Cytec Industries Incorporated	1,919,175
80,460	Olin Corporation	1,622,074
58,980	Rockwood Holdings Incorporated«†	1,856,101

		5,397,350

Containers & Packaging: 1.12%
96,460	Temple-Inland Incorporated	1,799,944

Metals & Mining: 1.82%
80,850	A.M. Castle & Company†	1,071,263
60,260	RTI International Metals Incorporated«†	1,845,161

		2,916,424

Telecommunication Services: 2.31%

Diversified Telecommunication Services: 2.31%
515,950	Cincinnati Bell Incorporated«†	1,377,587
273,180	Iradium Communications Incorporated«†	2,332,957

		3,710,544

Utilities: 2.96%

Electric Utilities: 2.96%
103,230	Great Plains Energy Incorporated	1,951,047
100,410	Portland General Electric Company	2,036,315
34,520	Unitil Corporation	757,709

		4,745,071

Total Common Stocks (Cost $121,454,001)		156,374,154

Principal		Interest Rate	Maturity Date
Short-Term Investments: 34.98%

Corporate Bonds & Notes: 1.07%
$1,514,828	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	613,051
1,947,876	VFNC Corporation††±(a)(i)(v)	0.26	09/29/2011	1,110,289

				1,723,340

170 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
SMALL COMPANY VALUE PORTFOLIO

Shares	Security Name		Yield	Value
Investment Companies: 33.91%
3,474,395	Wells Fargo Advantage Money Market Trust(l)(u)		0.25%	$3,474,395
50,968,551	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.28	50,968,551

				54,442,946

Total Short-Term Investments (Cost $55,669,904)				56,166,286

Total Investments in Securities (Cost $177,123,905)*		132.37%		212,540,440

Other Assets and Liabilities, Net		(32.37)		(51,977,897)

Total Net Assets		100.00%		$160,562,543

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $202,351,039 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$39,000,278
Gross unrealized depreciation	(28,810,877)

Net unrealized appreciation	$10,189,401
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 171
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Common Stocks: 96.57%

Consumer Discretionary: 10.45%

Auto Components: 0.90%
12,400	Exide Technologies†	$59,396
9,925	Gentex Corporation	193,637
17,101	Modine Manufacturing Company†	221,800
12,500	Spartan Motors Incorporated	58,000
		532,833

Distributors: 0.16%
4,500	LKQ Corporation†	93,600

Diversified Consumer Services: 0.60%
25,727	Cambium Learning Group Incorporated†	82,326
2,500	Coinstar Incorporated†	107,475
3,000	Learning Tree International Incorporated	30,360
7,000	Regis Corporation	133,910
58,950	Voyager Expanded Learning Corporation(a)	0

		354,071

Hotels, Restaurants & Leisure: 1.16%
2,500	CEC Entertainment Incorporated†	85,825
81,355	Century Casinos Incorporated†	168,405
55,478	Empire Resorts Incorporated	61,581
3,500	International Speedway Corporation Class A	85,400
7,000	McCormick & Schmick’s Seafood Incorporated†	54,460
9,200	Morton’s Restaurant Group Incorporated†	44,988
4,700	O’Charleys Incorporated†	33,793
33,800	Wendy’s Arby’s Group Incorporated	153,114

		687,566

Household Durables: 2.99%
4,500	American Greetings Corporation Class A	83,655
7,333	Blyth Incorporated	302,413
10,296	Cavco Industries Incorporated†	369,729
11,300	Furniture Brands International Incorporated†	60,794
7,100	Helen of Troy Limited†	179,559
3,621	Jarden Corporation	112,722
2,920	KB Home Incorporated	33,084
12,000	Kid Brands Incorporated†	103,200
14,905	Nobility Homes Incorporated	140,256
39,783	Palm Harbor Homes Incorporated†	63,255
12,436	Skyline Corporation	251,953
3,000	Universal Electronics Incorporated†	62,550

		1,763,170

Leisure Equipment & Products: 0.46%
4,000	Jakks Pacific Incorporated†	70,560
18,700	LeapFrog Enterprises Incorporated†	102,476
4,700	RC2 Corporation†	98,465

		271,501

172 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Media: 0.55%
3,200	Ascent Media Corporation†	$85,472
4,300	MDC Partners Incorporated	57,491
33,380	Outdoor Channel Holdings Incorporated†	184,591

		327,554

Specialty Retail: 2.33%
1,100	Children’s Place Retail Stores Incorporated†	53,647
1,800	Citi Trends Incorporated†	43,578
14,395	Collective Brands Incorporated†	232,335
4,200	Destination Maternity Corporation†	138,264
5,832	Midas Incorporated†	44,382
9,305	Monro Muffler Brake Incorporated	429,054
18,800	Office Depot Incorporated†	86,480
2,850	Shoe Carnival Incorporated†	57,627
1,500	Stage Stores Incorporated	19,500
5,000	The Cato Corporation Class A	133,800
2,420	Vitamin Shoppe Incorporated†	66,429
19,800	Wet Seal Incorporated Class A†	67,122

		1,372,218

Textiles, Apparel & Luxury Goods: 1.30%
1,000	Columbia Sportswear Company	58,440
1,700	Deckers Outdoor Corporation†	84,932
18,900	Kenneth Cole Productions Incorporated Class A†	315,063
19,582	Liz Claiborne Incorporated†	119,059
2,850	Maidenform Brands Incorporated†	82,223
5,000	Rocky Brands Incorporated†	38,100
800	Skechers U.S.A. Incorporated Class A†	18,792
2,000	Weyco Group Incorporated	48,440

		765,049

Consumer Staples: 2.59%

Food & Staples Retailing: 0.44%
36,700	Winn-Dixie Stores Incorporated†	261,671

Food Products: 0.39%
12,325	Del Monte Foods Company	161,581
12,200	Smart Balance Incorporated†	47,336
3,600	SunOpta Incorporated†	21,924

		230,841

Household Products: 0.68%
4,900	Spectrum Brands Holdings Incorporated†	133,182
7,100	WD-40 Company	269,942

		403,124

Personal Products: 1.08%
6,504	Elizabeth Arden Incorporated†	130,015
50,946	Prestige Brands Holdings Incorporated†	503,856

		633,871

Energy: 12.77%

Energy Equipment & Services: 5.93%
2,500	Atwood Oceanics Incorporated†	76,125
4,500	Basic Energy Services Incorporated†	38,340

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 173
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Energy Equipment & Services (continued)
25,300	Cal Dive International Incorporated†	$138,391
9,000	Complete Production Services Incorporated†	184,050
13,912	Exterran Holdings Incorporated†	315,942
62,019	Global Industries Limited†	339,244
19,700	Helix Energy Solutions Group Incorporated†	219,458
4,685	Helmerich & Payne Incorporated	189,555
2,700	Hornbeck Offshore†	52,623
36,500	ION Geophysical Corporation†	187,610
18,910	Key Energy Services Incorporated†	179,834
21,068	Matrix Service Company†	184,345
2,100	McDermott International Incorporated†	31,038
68,525	Newpark Resources Incorporated†	575,610
3,645	Oceaneering International Incorporated†	196,320
5,040	PHI Incorporated (non-voting)†	81,547
2,212	PHI Incorporated (voting)†	34,706
3,150	Pride International Incorporated†	92,705
4,000	Superior Energy Services Incorporated†	106,760
2,000	Unit Corporation†	74,580
22,039	Willbros Group Incorporated†	202,098

		3,500,881

Oil, Gas & Consumable Fuels: 6.84%
6,400	Atlas Pipeline Partners LP	112,256
1,800	Comstock Resources Incorporated†	40,482
12,600	Crimson Exploration Incorporated†	35,910
5,200	Delek US Holdings Incorporated	37,232
8,090	El Paso Corporation	100,154
400	Enbridge Energy Partners LP	22,368
5,375	Forest Oil Corporation†	159,638
26,664	InterOil Corporation†	1,824,884
47,944	McMoRan Exploration Company†	825,116
13,000	Range Resources Corporation	495,690
2,168	Rex Energy Corporated†	27,750
13,855	SandRidge Energy Incorporated†	78,696
10,800	Stone Energy Corporation†	159,084
29,050	Warren Resources Incorporated†	115,329

		4,034,589

Financials: 25.54%

Capital Markets: 0.69%
5,400	Alliance Bernstein Holding LP	142,614
3,963	HFF Incorporated Class A†	36,777
33,458	MCG Capital Corporation	195,395
4,500	TradeStation Group Incorporated†	29,610

		404,396

Commercial Banks: 6.38%
15,060	1st United Bancorp Incorporated†	96,836
8,347	Bancorp Incorporated†	55,841
1,500	Bank of the Ozarks Incorporated	55,635
13,000	Boston Private Financial Holdings Incorporated	85,020
47,271	CapitalSource Incorporated	252,427
1,300	Cathay General Bancorporation	15,457
15,326	Center Financial Corporation†	78,009

174 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Commercial Banks (continued)
3,490	City National Corporation	$185,214
8,100	Columbia Banking System Incorporated	159,165
3,500	East West Bancorp Incorporated	56,980
9,400	First Busey Corporation	42,770
9,469	First Horizon National Corporation†	108,045
9,700	First Midwest Bancorp Incorporated	111,841
30,928	First Security Group Incorporated	34,639
28,500	Glacier Bancorp Incorporated	416,100
3,800	Great Southern Bancorp Incorporation	82,726
3,750	Hancock Holding Company	112,763
1,000	Hudson Valley Holding Corporation	19,520
5,470	IBERIABANK Corporation	273,391
1,900	NBT Bancorp Incorporated	41,933
1,800	Northrim BanCorp Incorporated	29,880
5,500	Pacific Continental Corporation	49,775
25,799	Pacific Premier Bancorp Incorporated†	117,127
6,300	Pacwest Bancorp	120,078
7,820	Park Sterling Bank†	47,311
18,500	Popular Incorporated†	53,650
7,345	Sterling Bancorp	63,828
4,500	Sterling Bancshares Incorporated	24,165
17,400	Synovus Financial Corporation	42,804
3,000	TCF Financial Corporation	48,570
5,500	Texas Capital Bancshares Incorporated†	94,985
7,300	UMB Financial Corporation	259,223
6,000	United Community Banks Incorporated†	13,440
4,706	Univest Corporation of Pennsylvania	82,167
5,380	Washington Banking Company	74,567
7,500	Western Alliance Bancorp†	50,250
6,680	Western Liberty Bancorp†	40,013
21,205	Whitney Holding Corporation	173,245
10,695	Wilmington Trust Corporation	96,041

		3,765,431

Consumer Finance: 0.16%
6,300	Cardtronics Incorporated†	97,209

Diversified Financial Services: 0.69%
76,092	Asset Acceptance Capital Corporation†	408,614

Insurance: 4.34%
9,500	American Equity Investment Life Holding Company	97,280
2,350	Amerisafe Incorporated†	44,133
12,020	Argo Group International Holdings Limited	417,575
20,787	Brown & Brown Incorporated	419,690
5,300	Delphi Financial Group Incorporated Class A	132,447
8,000	Donegal Group Incorporated Class A	104,560
1,700	EMC Insurance Group Incorporated	36,244
9,500	Hallmark Financial Services Incorporated†	83,030
36,770	Hilltop Holdings Incorporated†	352,257
13,282	Meadowbrook Insurance Group Incorporated	119,140
4,955	Mercury General Corporation	202,511
7,000	OneBeacon Insurance Group Limited	100,030
2,000	Seabright Insurance Holdings	16,120
9,400	State Auto Financial Corporation	142,974
25,718	Stewart Information Services Corporation	291,128

		2,559,119

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 175
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Real Estate Investment Trusts: 8.19%
5,300	Agree Realty Corporation	$133,825
22,600	Annaly Capital Management Incorporated	397,760
76,572	Anworth Mortgage Asset Corporation	545,958
3,500	Apartment Investment & Management Company Class A	74,830
32,585	Capstead Mortgage Corporation	354,199
6,600	Cedar Shopping Centers Incorporated	40,128
271,256	Chimera Investment Corporation	1,071,461
3,000	Colonial Properties Trust	48,570
3,000	Franklin Street Properties Corporation	37,260
9,900	Glimcher Realty Trust	60,885
7,955	Hatteras Financial Corporation	226,479
6,000	LaSalle Hotel Properties	145,560
30,383	Lexington Corporate Properties Trust	217,542
11,900	Medical Properties Trust Incorporated	120,666
61,490	MFA Mortgage Investments Incorporated	469,169
107,455	Origen Financial Incorporated†	195,568
900	RAIT Financial Trust	15,390
16,200	RAIT Investment Trust†	26,730
3,600	Rayonier Incorporated	180,432
7,175	Redwood Trust Incorporated	103,751
4,500	U-Store-It Trust	37,575
30,599	UMH Properties Incorporated	328,633

		4,832,371

Real Estate Management & Development: 0.69%
19,404	Forestar Real Estate Group Incorporated†	330,838
21,508	Thomas Properties Group Incorporated	76,784

		407,622

Thrifts & Mortgage Finance: 1.40%
5,000	Abington Bancorp Incorporated	52,700
6,500	Astoria Financial Corporation	88,595
12,300	Brookline Bancorp Incorporated	122,754
5,875	First Niagara Financial Group Incorporated	68,444
12,100	New York Community Bancorp Incorporated	196,625
2,615	Northwest Bancshares Incorporated	29,262
17,650	Washington Federal Incorporated	269,339

		827,719

Health Care: 6.77%

Biotechnology: 0.16%
800	Cephalon Incorporated†	49,952
8,065	Infinity Pharmaceuticals Incorporated†	44,438

		94,390

Health Care Equipment & Supplies: 1.33%
43,124	Allied Healthcare Products Incorporated†	178,102
4,000	Cantel Industries	64,800
16,300	Cardiac Science Corporation†	29,340
1,700	ICU Medical Incorporated†	63,393
46,180	Orasure Technologies Incorporated†	187,029
3,700	Palomar Medical Technologies Incorporated†	38,221
6,900	Zoll Medical Corporation†	222,663

		783,548

176 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Health Care Providers & Services: 3.28%
16,000	Allied Healthcare International Incorporated†	$40,000
5,600	American Dental Partners Incorporated†	67,536
1,221	Assisted Living Concepts Incorporated†	37,167
20,000	BioScrip Incorporated†	103,200
15,407	Cross Country Healthcare Incorporated†	110,776
4,900	Emeritus Corporation†	83,594
18,350	Ensign Group Incorporated	329,383
10,000	Five Star Quality Care Incorporated†	50,500
8,015	Gentiva Health Services Incorporated†	175,128
4,700	Hanger Orthopedic Group Incorporated†	68,338
4,740	HealthSouth Rehabilitation Corporation†	91,008
249,900	Hooper Holmes Incorporated†	174,930
8,700	LHC Group Incorporated†	201,753
5,107	Novamed Incorporated†	49,487
3,300	Omnicare Incorporated	78,804
2,200	Owens & Minor Incorporated	62,612
5,700	Pharmerica Corporation†	54,321
7,950	RehabCare Group Incorporated†	160,749

		1,939,286

Health Care Technology: 0.10%
3,000	Medidata Solutions Incorporated†	57,600

Life Sciences Tools & Services: 1.90%
17,940	Accelrys Incorporated†	124,862
10,320	MDS Incorporated†	104,232
15,600	PerkinElmer Incorporated	360,984
8,152	Seracare Life Sciences Incorporated†	29,836
7,100	Waters Corporation†	502,538

		1,122,452

Industrials: 15.38%

Aerospace & Defense: 0.73%
500	Ducommun Incorporated	10,890
20,125	Herley Industries Incorporated†	332,063
8,000	Kratos Defense & Security Solutions Incorporated†	85,200

		428,153

Air Freight & Logistics: 0.21%
8,000	Dynamex Incorporated†	122,000

Airlines: 0.38%
33,360	JetBlue Airways Corporation†	223,178

Building Products: 0.42%
29,686	Patrick Industries Incorporated†	63,825
10,800	Quanex Building Products Corporation	186,516

		250,341

Commercial Services & Supplies: 6.25%
14,809	ABM Industries Incorporated	319,726
30,185	ACCO Brands Corporation†	173,564

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 177
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Commercial Services & Supplies (continued)
3,500	Administaff Incorporated	$94,255
19,000	APAC Customer Services Incorporated†	107,540
6,700	Barrett Business Services Incorporated	101,773
7,800	Clean Harbors Incorporated†	528,450
3,000	Covanta Holding Corporation	47,250
23,700	CRA International Incorporated†	427,785
6,000	Ennis Incorporated	107,340
21,429	GEO Group Incorporated†	500,367
12,716	Healthcare Services Group	289,798
111,430	Hill International Incorporated†	499,206
4,000	HNI Corporation	115,040
4,800	Kimball International Incorporated Class B	27,984
6,200	Multi-Color Corporation	95,480
10,775	Newalta Incorporated	94,227
4,000	Rollins Incorporated	93,520
1,500	Standard Parking Corporation†	25,650
2,900	Sykes Enterprises Incorporated†	39,382

		3,688,337

Construction & Engineering: 2.25%
8,455	Chicago Bridge & Iron Company NV†	206,725
1,600	Foster Wheeler AG†	39,136
1,000	Granite Construction Incorporated	22,740
5,300	Insituform Technologies Incorporated Class A†	128,154
18,100	Integrated Electrical Services Incorporated†	68,237
9,990	MYR Group Incorporated†	163,736
35,971	Primoris Services Corporation	235,250
17,693	Sterling Construction Company Incorporated†	219,039
12,275	Tutor Prini Corporation†	246,605

		1,329,622

Electrical Equipment: 0.91%
3,000	Belden CDT Incorporated	79,140
29,430	GrafTech International Limited†	459,991

		539,131

Industrial Conglomerates: 0.10%
2,400	Standex International Corporation	58,056

Machinery: 2.55%
7,115	Actuant Corporation Class A	163,360
8,900	Altra Holdings Incorporated†	131,097
4,200	Barnes Group Incorporated	73,878
6,650	Blount International Incorporated†	84,655
6,500	Columbus McKinnon Corporation†	107,835
9,450	Douglas Dynamics Incorporated	116,708
5,200	Federal Signal Corporation	28,028
2,400	Gardner Denver Incorporated	128,832
956	Kadant Incorporated†	18,078
9,300	Kennametal Incorporated	287,649
4,600	Mueller Industries Incorporated	121,854
9,700	NN Incorporated†	80,025
1,850	Tennant Company	57,165
2,200	Wabtec Corporation	105,138

		1,504,302

178 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Marine: 0.02%
3,000	Horizon Lines Incorporated	$12,600

Road & Rail: 0.35%
8,100	Arkansas Best Corporation	196,263
28,920	YRC Worldwide Incorporated†	7,230

		203,493

Trading Companies & Distributors: 1.21%
8,600	CAI International Incorporated†	130,462
3,000	GATX Corporation	87,960
6,088	Houston Wire & Cable Company	61,063
4,000	Interline Brands Incorporated†	72,160
9,800	Kaman Corporation Class A	256,858
10,661	Willis Lease Finance Corporation†	107,783

		716,286

Information Technology: 14.78%

Communications Equipment: 1.87%
29,255	Brocade Communications Systems Incorporated†	170,849
55,280	China GrenTech Corporation Limited ADR†	124,380
254,169	MRV Communications Incorporated†	345,670
216,455	Sandvine Corporation†	384,641
10,500	Tellabs Incorporated	78,225

		1,103,765

Computers & Peripherals: 2.84%
17,700	ADPT Corporation†	52,215
26,260	Cray Incorporated†	173,316
2,200	Diebold Incorporated	68,398
7,700	Imation Corporation†	71,841
76,830	Intermec Incorporated†	941,936
8,000	Intevac Incorporated†	80,080
134,900	Quantum Corporation†	285,988

		1,673,774

Electronic Equipment & Instruments: 4.09%
3,100	Avnet Incorporated†	83,731
6,883	Coherent Incorporated†	275,389
15,200	CTS Corporation	146,224
950	Gerber Scientific Incorporated†	5,862
24,000	Molex Incorporated Class A	419,520
26,200	Newport Corporation†	297,108
7,855	OSI Systems Incorporated†	285,294
5,800	PC Mall Incorporated†	37,004
49,905	Power One Incorporated†	453,636
17,186	Richardson Electronics Limited	180,453
51,682	Technitrol Incorporated	227,918

		2,412,139

Internet Software & Services: 0.62%
4,000	Monster Worldwide Incorporated†	51,840
44,840	RealNetworks Incorporated†	146,178
31,000	Web.com Group Incorporated†	170,500

		368,518

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 179
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
IT Services: 1.58%
5,300	Computer Task Group Incorporated†	$40,492
28,300	Convergys Corporation†	295,735
27,000	Hackett Group Incorporated†	111,510
20,500	Lionbridge Technologies Incorporated†	88,150
71,475	Tier Technologies Incorporated Class B†	395,972

		931,859

Semiconductors & Semiconductor Equipment: 2.56%
40,200	ATMI Incorporated†	597,372
3,000	Diodes Incorporated†	51,270
13,900	Entegris Incorporated†	64,913
99,991	LTX-Credence Corporation†	208,981
11,400	Maxim Integrated Products Incorporated	211,014
14,400	MIPS Technologies Incorporated†	140,112
139,985	Trident Microsystems Incorporated†	239,374

		1,513,036

Software: 1.22%
9,000	American Software Incorporated Class A	53,100
9,500	Epicor Software Corporation†	82,650
3,500	EPIQ Systems Incorporated	42,910
8,900	Fair Isaac Corporation	219,474
15,000	GSE Systems Incorporated†	50,550
4,000	JDA Software Group Incorporated†	101,440
8,500	Lawson Software Incorporated†	71,995
9,000	Mentor Graphics Corporation†	95,130

		717,249

Materials: 8.72%

Chemicals: 1.45%
7,639	A. Schulman Incorporated	153,926
1,285	International Flavors & Fragrances Incorporated	62,348
7,500	Landec Corporation†	46,575
17,300	Olin Corporation	348,768
4,000	Rockwood Holdings Incorporated†	125,880
3,000	RPM International Incorporated	59,760
6,900	Spartech Corporation†	56,649

		853,906

Containers & Packaging: 0.76%
3,000	Crown Holdings Incorporated†	85,980
97,059	Intertape Polymer Group Incorporated†	146,559
6,463	Sealed Air Corporation	145,288
2,100	Sonoco Products Company	70,224

		448,051

Metals & Mining: 5.55%
10,140	Eldorado Gold Corporation	187,489
3,970	Goldcorp Incorporated	172,774

180 Wells Fargo Advantage Master Portfolios	Portfolio of Investments—September 30, 2010
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Value
Metals & Mining (continued)
108,700	Great Basin Gold Limited†	$266,315
14,615	Jaguar Mining Incorporated†	94,998
77,495	Petaquilla Minerals Limited†	32,788
16,785	Randgold Resources Limited ADR	1,703,006
5,715	Royal Gold Incorporated	284,836
33,945	San Gold Corporation†	109,982
10,994	Sandstorm Metals & Energy Limited†	4,808
380,350	Sandstorm Resources Limited†	292,037
6,215	Silver Standard Resources Incorporated†	124,176

		3,273,209

Paper & Forest Products: 0.96%
6,200	Clearwater Paper Corporation†	471,696
11,795	Wausau Paper Corporation†	97,781

		569,477

Telecommunication Services: 0.48%

Diversified Telecommunication Services: 0.48%
59,175	Cincinnati Bell Incorporated†	157,997
17,500	Premiere Global Services Incorporated†	123,900

		281,897

Utilities: 2.09%

Electric Utilities: 1.62%
10,396	ALLETE Incorporated	378,726
21,277	El Paso Electric Company†	505,967
3,600	Portland General Electric Company	73,008

		957,701

Gas Utilities: 0.28%
2,500	Nicor Incorporated	114,550
1,300	WGL Holdings Incorporated	49,114

		163,664

Multi-Utilities: 0.19%
3,500	Black Hills Corporation	109,192

Total Common Stocks (Cost $48,828,156)		56,985,232

Investment Companies: 0.27%
7,093	KBW Regional Banking ETF	162,501

Total Investment Companies (Cost $156,111)		162,501

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Master Portfolios 181
STRATEGIC SMALL CAP VALUE PORTFOLIO

Shares	Security Name	Dividend Yield	Value
Preferred Stocks: 0.20%

Financials: 0.14%

Commercial Banks: 0.14%
3,350	SVB Capital II	7.00%	$82,712

Consumer Discretionary: 0.06%

Diversified Consumer Services: 0.06%
1,150	Carriage Services Incorporated (a)	7.00	34,500

Total Preferred Stocks (Cost $92,208)			117,212

			Yield
Short-Term Investments: 2.88%

Investment Companies: 2.88%
1,696,811	Wells Fargo Advantage Money Market Trust(l)(u)		0.25	1,696,811

Total Short-Term Investments (Cost $1,696,811)				1,696,811

Total Investments in Securities (Cost $50,773,286)*		99.92%		58,961,756

Other Assets and Liabilities, Net		0.08		47,399

Total Net Assets		100.00%		$59,009,155

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

†	Non-income earning securities.

*	Cost for federal income tax purposes is $55,262,961 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$15,145,735
Gross unrealized depreciation	(11,446,940)

Net unrealized appreciation	$3,698,795
The accompanying notes are an integral part of these financial statements.

182 Wells Fargo Advantage Master Portfolios	Statements of Assets and Liabilities—September 30, 2010

	C&B Large	Disciplined
	Cap Value	Growth
	Portfolio	Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$397,017,528	$35,201,797
In affiliated securities, at value	84,588,236	16,133,171

Total investments, at value (see cost below)	481,605,764	51,334,968
Foreign currency, at value (see cost below)	0	0
Receivable for securities sold	0	0
Receivable for dividends	1,035,781	10,513
Receivable for securities lending income	5,576	0
Unrealized gains on forward foreign currency exchange contracts	0	0
Prepaid expenses and other assets	6,888	390

Total assets	482,654,009	51,345,871

Liabilities
Payable for investments purchased	0	0
Unrealized losses on forward foreign currency exchange contracts	0	0
Payable upon receipt of securities loaned	77,039,646	12,611,861
Payable for daily variation margin on open futures contracts	0	0
Investment advisory fee payable	204,736	19,137
Accrued expenses and other liabilities	55,217	36,216

Total liabilities	77,299,599	12,667,214

Total net assets	$405,354,410	$38,678,657

Total investments, at cost	$455,320,590	$47,035,102

Securities on loan, at value	$75,516,127	$12,223,602

Foreign currencies, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—September 30, 2010	Wells Fargo Advantage Master Portfolios 183

Disciplined	Emerging	Equity		International	International
Value	Growth	Value	Index	Core	Growth
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$62,695,151	$26,945,643	$411,976,939	$2,148,988,762	$29,227,713	$105,009,292
18,178,968	4,880,857	89,180,522	337,016,240	2,035,699	2,612,284

80,874,119	31,826,500	501,157,461	2,486,005,002	31,263,412	107,621,576
0	0	0	0	24,674	1,273
3,641,825	43,160	3,356,869	15,048,464	22,403	24,254,839
87,470	2,927	571,995	2,798,300	115,075	215,349
1,344	1,959	11,728	10,764	109	0
0	0	0	0	6,136	0
39,113	0	4,579	27,264	360	1,540

84,643,871	31,874,546	505,102,632	2,503,889,794	31,432,169	132,094,577

3,550,030	134,252	2,725,158	165,194	327,131	262,342
0	0	0	0	32,007	0
17,047,209	4,699,152	87,021,038	283,652,486	1,876,894	1,197,859
5,250	0	0	140,170	0	0
18,721	15,251	213,661	122,041	15,031	62,841
36,924	46,888	45,497	114,172	93,428	589,128

20,658,134	4,895,543	90,005,354	284,194,063	2,344,491	2,112,170

$63,985,737	$26,979,003	$415,097,278	$2,219,695,731	$29,087,678	$129,982,407

$77,794,796	$25,493,901	$460,951,898	$2,354,357,452	$28,642,951	$95,696,695

$16,641,630	$4,580,833	$84,337,957	$276,324,659	$1,818,135	$1,159,398

$0	$0	$0	$0	$24,569	$1,271

184 Wells Fargo Advantage Master Portfolios	Statements of Assets and Liabilities—September 30, 2010

	International	International
	Index	Value
	Portfolio	Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$28,906,826	$291,440,178
In affiliated securities, at value	7,916	5,587,160

Total investments, at value (see cost below)	28,914,742	297,027,338

Segregated cash	127,068	0
Foreign currency, at value (see cost below)	46,860	3,061,747
Receivable for securities sold	411,572	1,541,494
Receivable for dividends and interest	139,162	1,461,382
Receivable for securities lending income	62	0
Prepaid expenses and other assets	10,303	4,259

Total assets	29,649,769	303,096,220

Liabilities
Payable for investments purchased	1,522	2,841,139
Payable upon receipt of securities loaned	7,916	1,608,018
Payable for daily variation margin on open futures contracts	7,091	0
Due to custodian bank	152,765	0
Advisory fee payable	437,326	189,956
Custodian and accounting fees payable	76,895	626,200
Professional fees payable	41,012	31,297
Accrued expenses and other liabilities	0	6,044

Total liabilities	724,527	5,302,654

Total net assets	$28,925,242	$297,793,566

Total investments, at cost	$27,567,319	$332,592,241

Securities on loan, at value	$7,504	$1,501,305

Foreign currencies, at cost	$47,243	$3,032,189

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—September 30, 2010	Wells Fargo Advantage Master Portfolios 185

Large Cap	Large Company	Small Cap	Small Company	Small Company	Strategic
Appreciation	Growth	Index	Growth	Value	Small Cap
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Value Portfolio

$19,160,994	$132,597,315	$65,385,046	$285,509,097	$158,097,494	$57,264,945
6,091,785	38,784,497	8,227,304	90,009,723	54,442,946	1,696,811

25,252,779	171,381,812	73,612,350	375,518,820	212,540,440	58,961,756

0	0	0	0	0	0
0	0	0	0	0	0
0	2,787,959	516,999	27,123,590	152,526	194,168
19,385	54,359	67,752	273,249	221,658	121,791
499	3,635	976	10,379	6,274	0
80,872	451,927	0	1,563	115	10,518

25,353,535	174,679,692	74,198,077	402,927,601	212,921,013	59,288,233

0	0	40,902	16,522,306	0	208,588
5,963,231	39,222,062	9,069,477	79,028,883	52,195,509	0
0	0	3,266	0	0	0
0	0	0	3,748,375	0	0
5,747	3,605	5,015	188,200	96,139	35,214
0	0	0	0	3,767	0
26,720	40,485	35,504	34,343	32,219	32,336
0	49,084	13,720	38,601	30,836	2,940

5,995,698	39,315,236	9,167,884	99,560,708	52,358,470	279,078

$19,357,837	$135,364,456	$65,030,193	$303,366,893	$160,562,543	$59,009,155

$22,702,182	$150,582,250	$70,159,318	$325,730,965	$177,123,905	$50,773,286

$5,784,658	$38,186,251	$8,783,249	$76,510,926	$50,662,524	$0

$0	$0	$0	$0	$0	$0

186 Wells Fargo Advantage Master Portfolios	Statements of Operations—For the Year Ended September 30, 2010

	C&B Large	Disciplined
	Cap Value	Growth
	Portfolio	Portfolio

Investment income
Dividends[1]	$11,524,136	$777,295
Interest	0	0
Income from affiliated securities	23,548	2,608
Securities lending income, net	54,096	9,359

Total investment income	11,601,780	789,262

Expenses
Investment advisory fee	3,816,313	440,576
Custody fees	24,154	5,226
Professional fees	43,230	43,627
Shareholder report expenses	4,500	1,000
Trustees’ fees	10,578	10,578
Other fees and expenses	12,260	3,517

Total expenses	3,911,035	504,524

Less
Waived fees and/or reimbursed expenses	(101,218)	(261)

Net expenses	3,809,817	504,263

Net investment income (loss)	7,791,963	284,999

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) from:
Unaffiliated securities	(54,309,479)	7,157,811
Affiliated securities	0	0
Futures transactions	0	0
Foreign currency related transactions	0	0

Net realized gain (loss) from investments	(54,309,479)	7,157,811

Net change in unrealized gains or losses from:
Unaffiliated securities	82,445,650	(3,973,800)
Affiliated securities	0	0
Futures transactions	0	0
Foreign currency related transactions	0	0

Net change in unrealized gains or losses on investments	82,445,650	(3,973,800)

Net realized and unrealized gains (losses) on investments	28,136,171	3,184,011

Net increase in net assets resulting from operations	$35,928,134	$3,469,010

1 Net of foreign withholding taxes of	$44,234	$0
The accompanying notes are an integral part of these financial statements.

Statements of Operations—For the Year Ended September 30, 2010	Wells Fargo Advantage Master Portfolios 187

Disciplined	Emerging	Equity		International	International
Value	Growth	Value	Index	Core	Growth
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$4,691,610	$71,237	$7,368,137	$42,485,819	$940,601	$2,894,656
0	0	0	4,659	0	0
3,294	1,522	12,565	34,309	5,007	9,109
13,160	31,416	80,928	319,821	24,577	91,193

4,708,064	104,175	7,461,630	42,844,608	970,185	2,994,958

1,309,873	316,100	3,287,203	1,787,017	478,962	1,331,102
13,477	8,858	26,406	96,683	105,571	622,069
52,039	43,627	40,348	52,035	57,242	61,910
2,500	1,099	4,000	12,001	1,000	1,230
10,578	10,578	10,578	10,578	10,578	10,578
7,316	3,217	11,651	34,460	21,512	15,430

1,395,783	383,479	3,380,186	1,992,774	674,865	2,042,319

(10,047)	(30,105)	(85,971)	(7,064)	(17,004)	(328,299)

1,385,736	353,374	3,294,215	1,985,710	657,861	1,714,020

3,322,328	(249,199)	4,167,415	40,858,898	312,324	1,280,938

(5,673,248)	13,963,946	44,332,584	102,835,734	9,347,366	9,701,017
0	0	0	453,250	0	0
84,363	616,880	0	3,646,242	92,052	0
0	0	127	0	(439,128)	(94,232)

(5,588,885)	14,580,826	44,332,711	106,935,226	9,000,290	9,606,785

5,900,392	(8,153,079)	(6,108,053)	225,938,576	(8,735,427)	(7,813,621)
0	0	0	(3,872,416)	0	0
25,600	0	0	166,236	0	0
0	0	0	0	416,636	0

5,925,992	(8,153,079)	(6,108,053)	222,232,396	(8,318,791)	(7,813,621)

337,107	6,427,747	38,224,658	329,167,622	681,499	1,793,164

$3,659,435	$6,178,548	$42,392,073	$370,026,520	$993,823	$3,074,102

$6,608	0	$50,409	$1,449	$121,362	$346,087

188 Wells Fargo Advantage Master Portfolios	Statements of Operations—For the Year Ended September 30, 2010

	International	International
	Index	Value
	Portfolio	Portfolio

Investment income
Dividends[1]	$1,404,992	$9,910,971
Interest	1,858	30,389
Income from affiliated securities	748	11,218
Securities lending income, net	41,028	349,494

Total investment income	1,448,626	10,302,072

Expenses
Investment advisory fee	179,528	2,758,422
Custody fees	149,561	724,008
Professional fees	47,370	42,960
Shareholder report expenses	1,000	2,201
Trustees’ fees and expenses	10,578	10,578
Other fees and expenses	8,004	28,204

Total expenses	396,041	3,566,373

Less
Waived fees and/or reimbursed expenses	(61,905)	(416,754)

Net expenses	334,136	3,149,619

Net investment income (loss)	1,114,490	7,152,453

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) from:
Unaffiliated securities	(933,386)	(14,838,352)
Futures transactions	91,653	0
Foreign currency related transactions	40,601	(85,804)

Net realized gain or losses from investments	(801,132)	(14,924,156)

Net change in unrealized gains or losses from:
Unaffiliated issuers	(972,971)	10,167,934
Futures transactions	(20,756)	0
Foreign currency related transactions	2,008	(99,741)

Net change in unrealized gains or losses on investments	(991,719)	10,068,193

Net realized and unrealized gains or losses on investments	(1,792,851)	(4,855,963)

Net increase (decrease) in net assets resulting from operations	$(678,361)	$2,296,490

1 Net of foreign withholding taxes of	$174,146	$1,321,441
The accompanying notes are an integral part of these financial statements.

Statements of Operations—For the Year Ended September 30, 2010	Wells Fargo Advantage Master Portfolios 189

Large Cap	Large Company	Small Cap	Small Company	Small Company	Strategic
Appreciation	Growth	Index	Growth	Value	Small Cap
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Value Portfolio

$838,602	$6,729,888	$1,064,828	$1,129,079	$1,934,965	$1,372,716
0	0	547	0	0	0
1,483	11,864	3,433	13,093	6,697	7,058
4,305	94,661	84,113	87,472	49,692	0

844,390	6,836,413	1,152,921	1,229,644	1,991,354	1,379,774

422,003	3,628,369	195,022	2,760,020	1,389,342	736,587
8,105	28,123	27,988	21,875	22,544	21,516
40,108	52,615	50,349	48,146	46,611	47,306
1,201	8,001	2,000	3,000	2,500	2,000
10,578	10,578	10,578	10,578	10,578	10,578
4,003	13,355	5,793	9,320	6,774	5,698

485,998	3,741,041	291,730	2,852,939	1,478,349	823,685

(64,045)	(443,610)	(41,142)	(30,289)	(3,364)	(23,891)

421,953	3,297,431	250,588	2,822,650	1,474,985	799,794

422,437	3,538,982	902,333	(1,593,006)	516,369	579,980

10,649,380	42,584,508	(31,096,855)	58,656,563	33,420,687	(12,558,165)
0	0	1,674,718	0	0	0
0	0	0	0	0	0

10,649,380	42,584,508	(29,422,137)	58,656,563	33,420,687	(12,558,165)

(8,783,315)	(43,061,314)	40,543,753	(11,673,458)	(12,991,739)	17,092,947
0	0	(86,460)	0	0	0
0	0	0	0	0	0

(8,783,315)	(43,061,314)	40,457,293	(11,673,458)	(12,991,739)	17,092,947

1,866,065	(476,806)	11,035,156	46,983,105	20,428,948	4,534,782

$2,288,502	$3,062,176	$11,937,489	$45,390,099	$20,945,317	$5,114,762

$3,769	$0	$0	$0	$0	$808

190 Wells Fargo Advantage Master Portfolios	Statements of Changes in Net Assets

	C&B Large Cap Value Portfolio
	Year Ended September 30,
	2010	2009

Operations
Net investment income	$7,791,963	$11,286,676
Net realized gains or losses on investments	(54,309,479)	(71,204,167)
Net change in unrealized appreciation (depreciation) of investments	82,445,650	25,300,192

Net increase (decrease) in net assets resulting from operations	35,928,134	(34,617,299)

Capital shares transactions
Transactions in investors’ beneficial interests
Contributions	48,638,019	114,730,358
Withdrawals	(315,082,983)	(120,687,633)

Net increase (decrease) from transactions in investors’ beneficial interests	(266,444,964)	(5,957,275)

Net decrease in net assets	(230,516,830)	(40,574,574)

Net assets
Beginning of period	635,871,240	676,445,814

End of period	$405,354,410	$635,871,240

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Master Portfolios 191

Disciplined Growth Portfolio		Disciplined Value Portfolio		Emerging Growth Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2010	2009	2010	2009	2010	2009

$284,999	$423,486	$3,322,328	$6,586,974	$(249,199)	$(383,603)
7,157,811	(31,162,876)	(5,588,885)	(8,276,559)	14,580,826	(23,525,696)
(3,973,800)	9,883,779	5,925,992	(42,154,866)	(8,153,079)	16,900,670

3,469,010	(20,855,611)	3,659,435	(43,844,451)	6,178,548	(7,008,629)

8,386,438	19,431,523	20,692,280	15,470,818	4,351,133	14,074,802
(62,072,722)	(18,301,346)	(223,668,350)	(66,375,921)	(72,176,151)	(17,658,050)

(53,686,284)	1,130,177	(202,976,070)	(50,905,103)	(67,825,018)	(3,583,248)

(50,217,274)	(19,725,434)	(199,316,635)	(94,749,554)	(61,646,470)	(10,591,877)

88,895,931	108,621,365	263,302,372	358,051,926	88,625,473	99,217,350

$38,678,657	$88,895,931	$63,985,737	$263,302,372	$26,979,003	$88,625,473

192 Wells Fargo Advantage Master Portfolios	Statements of Changes in Net Assets

	Equity Value Portfolio
	Year Ended September 30,
	2010	2009

Operations
Net investment income	$4,167,415	$8,564,863
Net realized losses on investments	44,332,711	(171,525,727)
Net change in unrealized appreciation (depreciation) of investments	(6,108,053)	110,011,229

Net increase (decrease) in net assets resulting from operations	42,392,073	(52,949,635)

Capital shares transactions
Transactions in investors’ beneficial interests
Contributions	86,681,017	73,995,358
Withdrawals	(227,091,516)	(118,577,038)

Net increase (decrease) from transactions in investors’ beneficial interests	(140,410,499)	(44,581,680)

Net increase (decrease) in net assets	(98,018,426)	(97,531,315)

Net assets
Beginning of period	513,115,704	610,647,019

End of period	$415,097,278	$513,115,704

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Master Portfolios 193

Index Portfolio		International Core Portfolio		International Growth Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2010	2009	2010	2009	2010	2009

$40,858,898	$43,817,844	$312,324	$1,124,652	$1,280,938	$1,943,425
106,935,226	(1,206,803)	9,000,290	(37,177,159)	9,606,785	(41,563,740)
222,232,396	(221,743,261)	(8,318,791)	26,898,537	(7,813,621)	49,952,778

370,026,520	(179,132,220)	993,823	(9,153,970)	3,074,102	10,332,463

431,513,946	168,953,827	10,746,475	12,972,699	44,525,988	47,353,096
(548,429,110)	(260,845,759)	(55,194,605)	(16,812,916)	(73,245,020)	(33,428,233)

(116,915,164)	(91,891,932)	(44,448,130)	(3,840,217)	(28,719,032)	13,924,863

253,111,356	(271,024,152)	(43,454,307)	(12,994,187)	(25,644,930)	24,257,326

1,966,584,375	2,237,608,527	72,541,985	85,536,172	155,627,337	131,370,011

$2,219,695,731	$1,966,584,375	$29,087,678	$72,541,985	$129,982,407	$155,627,337

194 Wells Fargo Advantage Master Portfolios	Statements of Changes in Net Assets

	International Index Portfolio
	Year Ended September 30,
	2010	2009

Operations
Net investment income	$1,114,490	$1,839,039
Net realized gains or losses on investments	(801,132)	(3,860,283)
Net change in unrealized appreciation (depreciation) of investments	(991,719)	273,186

Net increase (decrease) in net assets resulting from operations	(678,361)	(1,748,058)

Capital shares transactions
Transactions in investors’ beneficial interests
Contributions	11,233,320	9,195,379
Withdrawals	(54,306,160)	(21,176,587)

Net decrease from transactions in investors’ beneficial interests	(43,072,840)	(11,981,208)

Net increase (decrease) in net assets	(43,751,201)	(13,729,266)

Net assets
Beginning of period	72,676,443	86,405,709

End of period	$28,925,242	$72,676,443

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Master Portfolios 195

International Value Portfolio		Large Cap Appreciation Portfolio		Large Company Growth Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2010	2009	2010	2009	2010	2009

$7,152,453	$7,188,690	$422,437	$840,517	$3,538,982	$8,784,107
(14,924,156)	(35,211,563)	10,649,380	(46,529,618)	42,584,508	(73,157,003)
10,068,193	48,006,861	(8,783,315)	27,482,892	(43,061,314)	(3,942,699)

2,296,490	19,983,988	2,288,502	(18,206,209)	3,062,176	(68,315,595)

39,614,812	52,555,498	5,834,992	12,075,054	44,712,558	29,275,266
(59,159,900)	(69,958,347)	(83,397,724)	(44,936,956)	(897,265,962)	(349,901,594)

(19,545,088)	(17,402,849)	(77,562,732)	(32,861,902)	(852,553,404)	(320,626,328)

(17,248,598)	2,581,139	(75,274,230)	(51,068,111)	(849,491,228)	(388,941,923)

315,042,164	312,461,025	94,632,067	145,700,178	984,855,684	1,373,797,607

$297,793,566	$315,042,164	$19,357,837	$94,632,067	$135,364,456	$984,855,684

196 Wells Fargo Advantage Master Portfolios	Statements of Changes in Net Assets

	Small Cap Index Portfolio
	Year Ended September 30,
	2010	2009

Operations
Net investment income	$902,333	$2,946,644
Net realized losses on investments	(29,422,137)	(9,376,550)
Net change in unrealized appreciation (depreciation) of investments	40,457,293	(24,573,330)

Net increase (decrease) in net assets resulting from operations	11,937,489	(31,003,236)

Capital shares transactions
Transactions in investors’ beneficial interests
Contributions	9,651,648	23,376,006
Withdrawals	(199,653,534)	(31,788,700)

Net increase (decrease) from transactions in investors’ beneficial interests	(190,001,886)	(8,412,694)

Net decrease in net assets	(178,064,397)	(39,415,930)

Net assets
Beginning of period	243,094,590	282,510,520

End of period	$65,030,193	$243,094,590

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Master Portfolios 197

Small Company Growth Portfolio		Small Company Value Portfolio		Strategic Small Cap Value Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2010	2009	2010	2009	2010	2009

$(1,593,006)	$(1,746,971)	$516,369	$3,036,418	$579,980	$2,378,279
58,656,563	(91,099,903)	33,420,687	(190,649,157)	(12,558,165)	(63,513,017)
(11,673,458)	72,864,087	(12,991,739)	128,533,240	17,092,947	36,276,909

45,390,099	(19,982,787)	20,945,317	(59,079,499)	5,114,762	(24,857,829)

46,698,694	71,091,475	28,466,433	64,432,062	10,637,680	17,652,796
(180,510,140)	(140,625,232)	(128,081,070)	(206,083,898)	(175,872,745)	(29,020,744)

(133,811,446)	(69,533,757)	(99,614,637)	(141,651,836)	(165,235,065)	(11,367,948)

(88,421,347)	(89,516,544)	(78,669,320)	(200,731,335)	(160,120,303)	(36,225,777)

391,788,240	481,304,784	239,231,863	439,963,198	219,129,458	255,355,235

$303,366,893	$391,788,240	$160,562,543	$239,231,863	$59,009,155	$219,129,458

198 Wells Fargo Advantage Master Portfolios	Financial Highlights

	Ratio to Average Net Assets (Annualized)				Portfolio
	Net Investment	Gross	Net	Total	Turnover
	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]

C&B Large Cap Value Portfolio
October 1, 2009 to September 30, 2010	1.40%	0.70%	0.68%	7.49%	13%
October 1, 2008 to September 30, 2009	2.19%	0.73%	0.64%	(5.53)%	28%
October 1, 2007 to September 30, 2008	1.71%	0.73%	0.68%	(20.18)%	21%
October 1, 2006 to September 30, 2007	1.48%	0.74%	0.68%	11.88%	24%
October 1, 2005 to September 30, 2006	1.77%	0.76%	0.66%	15.30%	29%

Disciplined Growth Portfolio
October 1, 2009 to September 30, 2010	0.45%	0.79%	0.79%	8.72%	88%
October 1, 2008 to September 30, 2009	0.54%	0.79%	0.77%	(18.88)%	104%
October 1, 2007 to September 30, 2008	0.07%	0.77%	0.76%	(25.19)%	103%
October 1, 2006 to September 30, 2007	0.10%	0.79%	0.79%	21.22%	68%
October 1, 2005 to September 30, 2006	0.12%	0.79%	0.78%	1.41%	90%

Disciplined Value Portfolio
October 1, 2009 to September 30, 2010	1.73%	0.73%	0.72%	7.02%	46%
October 1, 2008 to September 30, 2009	2.69%	0.75%	0.69%	(9.66)%	11%
October 1, 2007 to September 30, 2008	2.16%	0.75%	0.57%	(23.18)%	8%
October 1, 2006 to September 30, 2007	1.91%	0.76%	0.57%	15.91%	16%
October 1, 2005 to September 30, 2006	1.84%	0.75%	0.70%	11.21%	7%

Emerging Growth Portfolio
October 1, 2009 to September 30, 2010	(0.66)%	1.02%	0.94%	20.49%	97%
October 1, 2008 to September 30, 2009	(0.53)%	0.94%	0.91%	(5.70)%	147%
October 1, 2007 to September 30, 2008	(0.49)%	0.93%	0.92%	(30.95)%	191%
January 31, 2007[3] to September 30, 2007	(0.54)%	1.01%	0.99%	24.40%	125%

Equity Value Portfolio
October 1, 2009 to September 30, 2010	0.87%	0.71%	0.69%	9.75%	122%
October 1, 2008 to September 30, 2009	1.89%	0.73%	0.69%	(7.21)%	142%
October 1, 2007 to September 30, 2008	1.68%	0.74%	0.70%	(27.44)%	152%
October 1, 2006 to September 30, 2007	1.29%	0.77%	0.69%	20.21%	108%
October 1, 2005 to September 30, 2006	1.18%	0.78%	0.77%	10.73%	107%

Index Portfolio
October 1, 2009 to September 30, 2010	2.01%	0.10%	0.10%	9.97%	22%
October 1, 2008 to September 30, 2009	2.61%	0.12%	0.10%	(7.00)%	10%
October 1, 2007 to September 30, 2008	2.07%	0.11%	0.11%	(22.28)%	5%
October 1, 2006 to September 30, 2007	1.86%	0.11%	0.10%	16.35%	8%
October 1, 2005 to September 30, 2006	1.86%	0.11%	0.11%	10.70%	9%

International Core Portfolio
October 1, 2009 to September 30, 2010	0.61%	1.31%	1.28%	6.57%	105%
October 1, 2008 to September 30, 2009	1.77%	1.23%	1.15%	(10.14)%	212%
October 1, 2007 to September 30, 2008	1.60%	1.14%	1.12%	(31.42)%	55%
October 1, 2006 to September 30, 2007	1.27%	1.09%	1.08%	23.70%	66%
October 1, 2005 to September 30, 2006	1.99%	1.09%	1.03%	14.58%	39%

International Growth Portfolio
October 1, 2009 to September 30, 2010	0.89%	1.42%	1.20%	3.25%	89%
October 1, 2008 to September 30, 2009	1.71%	1.14%	1.11%	6.23%	95%
October 1, 2007 to September 30, 2008	1.17%	1.08%	1.05%	(28.68)%	57%
October 1, 2006 to September 30, 2007	1.09%	1.06%	1.03%	27.40%	73%
October 1, 2005 to September 30, 2006	0.87%	1.07%	0.98%	19.95%	62%

1.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2.	Portfolio turnover rates presented for periods of less than one year are not annualized.

3.	Commencement of operations.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Master Portfolios 199

	Ratio to Average Net Assets (Annualized)				Portfolio
	Net Investment	Gross	Net	Total	Turnover
	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]

International Index Portfolio
October 1, 2009 to September 30, 2010	2.17%	0.77%	0.65%	2.47%	20%
October 1, 2008 to September 30, 2009	2.86%	0.55%	0.46%	1.65%	13%
October 1, 2007 to September 30, 2008	2.84%	0.51%	0.50%	(29.67)%	14%
October 1, 2006 to September 30, 2007	2.15%	0.49%	0.49%	24.52%	3%
October 1, 2005 to September 30, 2006	2.59%	0.49%	0.37%	19.44%	7%

International Value Portfolio
October 1, 2009 to September 30, 2010	2.41%	1.20%	1.06%	0.92%	27%
October 1, 2008 to September 30, 2009	2.72%	1.08%	1.03%	5.26%	41%
October 1, 2007 to September 30, 2008	3.68%	1.07%	1.01%	(34.21)%	23%
October 1, 2006 to September 30, 2007	2.47%	1.07%	1.03%	21.91%	19%
October 1, 2005 to September 30, 2006	2.34%	1.09%	1.09%	19.32%	31%

Large Cap Appreciation Portfolio
October 1, 2009 to September 30, 2010	0.68%	0.79%	0.68%	10.08%	100%
October 1, 2008 to September 30, 2009	0.88%	0.78%	0.71%	(10.97)%	144%
October 1, 2007 to September 30, 2008	0.41%	0.74%	0.69%	(25.49)%	151%
October 1, 2006 to September 30, 2007	0.57%	0.74%	0.69%	21.80%	145%
October 1, 2005 to September 30, 2006	0.65%	0.75%	0.72%	3.34%	155%

Large Company Growth Portfolio
October 1, 2009 to September 30, 2010	0.66%	0.70%	0.62%	7.51%	11%
October 1, 2008 to September 30, 2009	0.97%	0.70%	0.62%	3.31%	13%
October 1, 2007 to September 30, 2008	0.48%	0.68%	0.67%	(22.59)%	7%
October 1, 2006 to September 30, 2007	0.46%	0.70%	0.68%	17.80%	10%
October 1, 2005 to September 30, 2006	0.14%	0.70%	0.61%	1.41%	6%

Small Cap Index Portfolio
October 1, 2009 to September 30, 2010	0.92%	0.30%	0.26%	14.11%	16%
October 1, 2008 to September 30, 2009	1.46%	0.26%	0.24%	(10.87)%	20%
October 1, 2007 to September 30, 2008	1.36%	0.23%	0.18%	(14.30)%	22%
October 1, 2006 to September 30, 2007	1.10%	0.23%	0.18%	14.78%	24%
October 1, 2005 to September 30, 2006	0.95%	0.24%	0.23%	6.89%	20%

Small Company Growth Portfolio
October 1, 2009 to September 30, 2010	(0.48)%	0.87%	0.86%	15.25%	129%
October 1, 2008 to September 30, 2009	(0.53)%	0.89%	0.87%	1.75%	169%
October 1, 2007 to September 30, 2008	(0.53)%	0.89%	0.89%	(27.50)%	150%
October 1, 2006 to September 30, 2007	(0.46)%	0.90%	0.90%	17.74%	138%
October 1, 2005 to September 30, 2006	(0.33)%	0.91%	0.90%	7.02%	125%

Small Company Value Portfolio
October 1, 2009 to September 30, 2010	0.31%	0.89%	0.89%	16.38%	60%
October 1, 2008 to September 30, 2009	1.16%	0.90%	0.88%	(6.28)%	99%
October 1, 2007 to September 30, 2008	1.02%	0.90%	0.89%	(22.01)%	82%
October 1, 2006 to September 30, 2007	0.53%	0.93%	0.92%	6.53%	69%
October 1, 2005 to September 30, 2006	0.64%	0.92%	0.79%	6.70%	114%

Strategic Small Cap Value Portfolio
October 1, 2009 to September 30, 2010	0.66%	0.94%	0.91%	9.60%	38%
October 1, 2008 to September 30, 2009	1.31%	0.91%	0.74%	(8.76)%	50%
October 1, 2007 to September 30, 2008	0.80%	0.91%	0.83%	(16.47)%	46%
October 1, 2006 to September 30, 2007	0.30%	0.93%	0.92%	8.65%	64%
January 31, 2006[3] to September 30, 2006	0.75%	0.94%	0.75%	0.60%	37%

200 Wells Fargo Advantage Master Portfolios	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), Wells Fargo Advantage Disciplined Growth Portfolio (Disciplined Growth Portfolio), Wells Fargo Advantage Disciplined Value Portfolio (“Disciplined Value Portfolio”) (formerly, Wells Fargo Advantage Equity Income Portfolio), Wells Fargo Advantage Emerging Growth Portfolio (“Emerging Growth Portfolio”), Wells Fargo Advantage Equity Value Portfolio (“Equity Value Portfolio”), Wells Fargo Advantage Index Portfolio (“Index Portfolio”), Wells Fargo Advantage International Core Portfolio (“International Core Portfolio”), Wells Fargo Advantage International Growth Portfolio (“International Growth Portfolio”), Wells Fargo Advantage International Index Portfolio (“International Index Portfolio”), Wells Fargo Advantage International Value Portfolio (“International Value Portfolio”), Wells Fargo Advantage Large Cap Appreciation Portfolio (“Large Cap Appreciation Portfolio), Wells Fargo Advantage Large Company Growth Portfolio (“Large Company Growth Portfolio”) Wells Fargo Advantage Small Cap Index Portfolio (“Small Cap Index Portfolio”), Wells Fargo Advantage Small Company Growth Portfolio (“Small Company Growth Portfolio”), Wells Fargo Advantage Small Company Value Portfolio (“Small Company Value Portfolio”) and Wells Fargo Advantage Strategic Small Cap Value Portfolio (“Strategic Small Cap Value Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”).
Interests in the Portfolios are sold without any sales charge in private placement transactions to qualified investors, including open-end investment management companies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Portfolios should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Portfolios’ Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent.

Notes to Financial Statements	Wells Fargo Advantage Master Portfolios 201
Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust’s Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and are representative of the securities’ fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.
Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.
Investments in open-end mutual funds and non-registered investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Portfolios to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Portfolios are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Forward foreign currency contracts
Certain Portfolios may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Portfolio’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty.
Security loans
The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Portfolio continues to receive interest or dividends on the securities loaned. A Portfolio receives collateral in the form of cash or securities

202 Wells Fargo Advantage Master Portfolios	Notes to Financial Statements
with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In the event of default or bankruptcy by the borrower, a Portfolio could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.
The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Portfolios and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended September 30, 2010, Wells Fargo Bank, N.A. waived all or a portion of its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.
In a securities lending transaction, the net asset value of a Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by a Portfolio fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Portfolios’ former securities lending agent, as the various participating Portfolios’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Portfolio. In order to eliminate the fluctuation of the various Portfolios’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Portfolios recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each Portfolio’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Portfolio’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each such Portfolio’s percentage ownership of the joint account as of such date.
Futures contracts
Certain Portfolios may be subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolios may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.
Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Notes to Financial Statements	Wells Fargo Advantage Master Portfolios 203
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Federal and other taxes
Each Portfolio of the Trust is treated as a separate entity for federal income tax purposes. The Portfolios of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.
Each Portfolio’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of September 30, 2010, the inputs used in valuing each Portfolio’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

C&B Large Cap Value Portfolio
Equity securities
Common stocks	$387,001,176	$0	$0	$387,001,176
Preferred stocks	7,957,020	0	0	7,957,020
Short-term investments
Corporate bonds and notes	0	0	2,059,332	2,059,332
Investment companies	9,014,762	75,573,474	0	84,588,236
Total	$403,972,958	$75,573,474	$2,059,332	$481,605,764

204 Wells Fargo Advantage Master Portfolios	Notes to Financial Statements

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Disciplined Growth Portfolio
Equity securities
Common stocks	$34,742,496	$0	$0	$34,742,496
Short-term investments
Corporate bonds and notes	0	0	459,301	459,301
Investment companies	3,848,316	12,284,855	0	16,133,171
Total	$38,590,812	$12,284,855	$459,301	$51,334,968

Disciplined Value Portfolio
Equity securities
Common stocks	$62,312,932	$0	$0	$62,312,932
Short-term investments
Corporate bonds and notes	0	0	132,239	132,239
US Treasury securities	0	249,980	0	249,980
Investment companies	1,225,908	16,953,060	0	18,178,968
Total	$63,538,840	$17,203,040	$132,239	$80,874,119

Emerging Growth Portfolio
Equity securities
Common stocks	$26,056,557	$0	$0	$26,056,557
Short-term investments
Corporate bonds and notes	0	0	889,086	889,086
Investment companies	814,703	4,066,154	0	4,880,857
Total	$26,871,260	$4,066,154	$889,086	$31,826,500

Equity Value Portfolio
Equity securities
Common stocks	$410,544,195	$0	$0	$410,544,195
Short-term investments
Corporate bonds and notes	0	0	1,432,744	1,432,744
Investment companies	3,179,548	86,000,974	0	89,180,522
Total	$413,723,743	$86,000,974	$1,432,744	$501,157,461

Index Portfolio
Equity securities
Common stocks	$2,166,043,289	$0	$0	$2,166,043,289
Short-term investments
Corporate bonds and notes	0	0	6,006,178	6,006,178
US Treasury securities	749,830	3,749,561	0	4,499,391
Investment companies	30,079,847	279,376,297	0	309,456,144
Total	$2,196,872,966	$283,125,858	$6,006,178	$2,486,005,002

Notes to Financial Statements	Wells Fargo Advantage Master Portfolios 205

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

International Core Portfolio
Equity securities
Common stocks	$28,574,938	$0	$0	$28,574,938
Preferred stocks	652,775	0	0	652,775
Short-term investments
Investment companies	162,718	1,872,981	0	2,035,699
Total	$29,390,431	$1,872,981	$0	$31,263,412

International Growth Portfolio
Equity securities
Common stocks	$105,009,292	$0	$0	$105,009,292
Short-term investments
Investment companies	1,425,945	1,186,339	0	2,612,284
Total	$106,435,237	$1,186,339	$0	$107,621,576

International Index Portfolio
Equity securities
Common stocks	$28,734,987	$26,005	$0	$28,760,992
Preferred stocks	119,073	12,826	0	131,899
Rights	13,363	346	0	13,709
Warrants	226	0	0	226
Short-term investments
Investment companies	0	7,916	0	7,916
Total	$28,867,649	$47,093	$0	$28,914,742

International Value Portfolio
Equity securities
Common stocks	$291,338,682	$0	$101,496	$291,440,178
Short-term investments
Investment companies	4,018,760	1,568,400	0	5,587,160
Total	$295,357,442	$1,568,400	$101,496	$297,027,338

Large Cap Appreciation Portfolio
Equity securities
Common stocks	$18,875,289	$0	$0	$18,875,289
Short-term investments
Corporate bonds and notes	0	0	285,705	285,705
Investment companies	341,775	5,750,010	0	6,091,785
Total	$19,217,064	$5,750,010	$285,705	$25,252,779

206 Wells Fargo Advantage Master Portfolios	Notes to Financial Statements

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Large Company Growth Portfolio
Equity securities
Common stocks	$131,295,189	$0	$0	$131,295,189
Short-term investments
Corporate bonds and notes	0	0	1,302,126	1,302,126
Investment companies	489,503	38,294,994	0	38,784,497
Total	$131,784,692	$38,294,994	$1,302,126	$171,381,812

Small Cap Index Portfolio
Equity securities
Common stocks	$63,308,820	$0	$0	$63,308,820
Short-term investments
Corporate bonds and notes	0	0	1,856,261	1,856,261
US Treasury securities	0	219,965	0	219,965
Investment companies	479,420	7,747,884	0	8,227,304
Total	$63,788,240	$7,967,849	$1,856,261	$73,612,350

Small Company Growth Portfolio
Equity securities
Common stocks	$283,047,557	$0	$0	$283,047,557
Short-term investments
Corporate bonds and notes	0	0	2,461,540	2,461,540
Investment companies	12,733,370	77,276,353	0	90,009,723
Total	$295,780,927	$77,276,353	$2,461,540	$375,518,820

Small Company Value Portfolio
Equity securities
Common stocks	$156,374,154	$0	$0	$156,374,154
Short-term investments
Corporate bonds and notes	0	0	1,723,340	1,723,340
Investment companies	3,474,395	50,968,551	0	54,442,946
Total	$159,848,549	$50,968,551	$1,723,340	$212,540,440

Strategic Small Cap Value Portfolio
Equity securities
Common stocks	$56,985,232	$0	$0	$56,985,232
Preferred stocks	82,712	0	34,500	117,212
Investment companies	162,501	0	0	162,501
Short-term investments
Investment companies	1,696,811	0	0	1,696,811
Total	$58,927,256	$0	$34,500	$58,961,756

Notes to Financial Statements	Wells Fargo Advantage Master Portfolios 207
As of September 30, 2010, the inputs used in valuing the Portfolio’s other financial instruments, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Futures contracts	(Level 1)	(Level 2)	(Level 3)	Total

Disciplined Value Portfolio	$25,600	$0	$0	$25,600
Index Portfolio	666,250	0	0	666,250
International Index Portfolio	(5,324)	0	0	(5,324)
Small Cap Index Portfolio	40,500	0	0	40,500

		Significant Other	Significant
Forward foreign	Quoted Prices	Observable Inputs	Unobservable Inputs
currency contracts	(Level 1)	(Level 2)	(Level 3)	Total

International Core Portfolio	$0	$(25,871)	$0	$(25,871)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	C&B Large	Disciplined	Disciplined	Emerging	Equity
	Cap Value	Growth	Value	Growth	Value	Index	International
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Core Portfolio
	Corporate	Corporate	Corporate	Corporate	Corporate	Corporate
	bonds &	bonds &	bonds &	bonds &	bonds &	bonds &	Preferred
	notes	notes	notes	notes	notes	notes	stocks

Balance as of September 30, 2009	$1,849,905	$412,591	$258,803	$798,669	$1,287,041	$5,395,372	$15,654
Accrued discounts (premiums)	0	0	0	0	0	0	0
Realized gain (loss)	(1,015,328)	(232,346)	(276,983)	(591,737)	(911,736)	(5,424,502)	(15,262)
Change in unrealized appreciation (depreciation)	1,440,960	327,277	317,670	775,497	1,207,860	6,665,883	3,914
Net purchases (sales)	(216,205)	(48,221)	(167,251)	(93,343)	(150,421)	(630,575)	(4,306)
Transfer in (out) of Level 3	0	0	0	0	0	0	0
Balance as of September 30, 2010	$2,059,332	$459,301	$132,239	$889,086	$1,432,744	$6,006,178	$0
Change in unrealized appreciation (depreciation) relating to securities held at the end of reporting period	$518,713	$115,691	$33,309	$223,947	$360,885	$1,512,860	$0

	International
	Growth
	Portfolio	International Index Portfolio			International Value Portfolio
	Corporate	Common		Corporate	Common		Corporate
	bonds & notes	stocks	Warrants	bonds & notes	stocks	Rights	bonds & notes

Balance as of September 30, 2009	$46,080	$14	$3,065	$23,194	$0	$110,787	$140,944
Accrued discounts (premiums)	(44,928)	0	0	0	0	0	0
Realized gain (loss)	11,520	0	0	(22,614)	0	0	(137,420)
Change in unrealized appreciation (depreciation)	(12,672)	0	0	5,799	0	0	35,236
Net purchases (sales)	0	(14)	0	(6,379)	0	0	(38,760)
Transfer in (out) of Level 3	0	0	(3,065)	0	101,496	(110,787)	0
Balance as of September 30, 2010	$0	$0	$0	$0	$101,496	$0	$0
Change in unrealized appreciation (depreciation) relating to securities held at the end of reporting period	$0	$0	$0	$0	$0	$0	$0

208 Wells Fargo Advantage Master Portfolios	Notes to Financial Statements

		Large		Small	Small	Strategic
	Large Cap	Company	Small	Company	Company	Small Cap
	Appreciation	Growth	Cap Index	Growth	Value	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Corporate	Corporate	Corporate	Corporate	Corporate
	bonds &	bonds &	bonds &	bonds &	bonds &	Preferred
	notes	notes	notes	notes	notes	stocks

Balance as of September 30, 2009	$525,319	$2,779,188	$1,667,487	$2,211,209	$1,548,083	$42,400
Accrued discounts (premiums)	0	0	0	0	0	0
Realized gain (loss)	(84,459)	(1,431,404)	(1,557,916)	(1,673,206)	(1,109,804)	392
Change in unrealized appreciation (depreciation)	169,138	1,854,064	1,941,575	2,181,969	1,465,990	4,043
Net purchases (sales)	(324,293)	(1,899,722)	(194,885)	(258,432)	(180,929)	(12,335)
Transfer in (out) of Level 3	0	0	0	0	0	0
Balance as of September 30, 2010	$285,705	$1,302,126	$1,856,261	$2,461,540	$1,723,340	$34,500
Change in unrealized appreciation (depreciation) relating to securities held at the end of reporting period	$329,175	$327,984	$467,563	$620,023	$434,082	$4,043
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the sub-advisers, who are responsible for day-to-day portfolio management of the Portfolios. Pursuant to the contract, Funds Management is paid an annual investment advisory fee which is calculated based on the average daily net assets of each Portfolio.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Portfolios. Funds Management has engaged Artisan Partners Limited Partnership, Cadence Capital Management, LLC, Cooke & Bieler, LLP, LSV Asset Management, Peregrine Capital Management, Inc., Smith Asset Management Group, SSgA Funds Management, Systematic Financial Management, LP and Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, to serve as investment sub-advisers of the Portfolios. The fees related to sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by a Portfolio to the investment adviser. The investment adviser and sub-advisers are each paid an annual fee which is calculated based on the average daily net assets of each Portfolio.

				Effective
				rate for
	Annual investment advisory fee			September	Investment	Annual investment sub-advisory fee
	starting at		declining to	30, 2010	sub-adviser	starting at	declining to

C&B Large Cap Value Portfolio	0.65	%*	0.55%	0.69%	Cooke & Bieler LLP	0.45%	0.30%
Disciplined Growth Portfolio	0.65	%*	0.55%	0.69%	Smith Asset Management Group	0.30%	0.15%
Disciplined Value Portfolio	0.65	%*	0.55%	0.68%	Wells Capital Management	0.35%	0.15%
Emerging Growth Portfolio	0.80	%**	0.70%**	0.84%	Wells Capital Management	0.55%	0.40%
Equity Value Portfolio	0.65	%*	0.55%	0.69%	Systematic Financial Management, LP	0.30%	0.10%
Index Portfolio	0.10%		0.05%	0.09%	Wells Capital Management	0.05%	0.02%
International Core Portfolio	0.85	%+	0.70%+	0.93%	Wells Capital Management#	0.45%	0.40%

Notes to Financial Statements	Wells Fargo Advantage Master Portfolios 209

					Effective
					rate for
	Annual investment advisory fee				September	Investment	Annual investment sub-advisory fee
	starting at		declining to		30, 2010	sub-adviser	starting at	declining to

International Growth Portfolio	0.85	%+	0.70	%+	0.93%	Artisan Partners Limited Partnership	0.70%	0.50%
International Index Portfolio	0.35%		0.30%		0.35%	SSga Funds Management	0.08%	0.06%
International Value Portfolio	0.85	%+	0.70	%+	0.93%	LSV Asset Management	0.35%	0.30%
Large Cap Appreciation Portfolio	0.65	%*	0.55%		0.68%	Cadence Capital Management LLC	0.30%	0.10%
Large Company Growth Portfolio	0.65	%*	0.55%		0.68%	Peregrine Capital Management Inc.	0.55%	0.225%
Small Cap Index Portfolio	0.20%		0.15%		0.20%	Wells Capital Management	0.05%	0.02%
Small Company Growth Portfolio	0.80	%**	0.70	%**	0.84%	Wells Capital Management	0.90%	0.55%
Small Company Value Portfolio	0.80	%**	0.70	%**	0.84%	Wells Capital Management	0.50%	0.75%
Strategic Small Cap Value Portfolio	0.80	%**	0.70	%**	0.84%	Wells Capital Management	0.45%	0.40%

*	Prior to July 12, 2010, the annual rate was 0.70%.

**	Prior to July 12, 2010 the annual rate started at 0.85% and declined to 0.75% as average daily net assets increased.

+	Prior to July 12, 2010, the annual rate started at 0.95% and declined to 0.80% as average daily net assets increased.

#	Prior to July 12, 2010, Evergreen Investment Management Company, LLC, an affiliate of Funds Management, was the investment sub-adviser and was paid by the investment adviser at the same rates.
Funds Management has contractually waived and/or reimbursed investment advisory fees during the year ended September 30, 2010 to the extent necessary to maintain certain net operating expense ratios for the funds.
Custody fees
State Street Bank and Trust Company (“State Street”) provides custody services to the Portfolios. For providing custody services, State Street is entitled to an annual asset-based fee for domestic and global custody services for the Portfolios. Prior to November 16, 2009, Wells Fargo Bank, N.A. provided custody services to the Portfolios and received a monthly fee at an annual rate of 0.02% of the average daily net assets of each Portfolio, except International Core Portfolio, International Growth Portfolio, International Index Portfolio and International Value Portfolio. Wells Fargo Bank, N.A. was paid at an annual rate of 0.10% of the average daily net assets of International Core Portfolio, International Growth Portfolio, International Index Portfolio and International Value Portfolio. PNC Global Investment Servicing (“PNC”) served as fund accountant for the Portfolios prior to November 16, 2009 and received an annual asset-based fee and an annual fixed fee from each Portfolio. PNC was also reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended September 30, 2010, were as follows:

	Purchases at Cost	Sales Proceeds

C&B Large Cap Value Portfolio	$71,118,586	$331,883,039
Disciplined Growth Portfolio	53,479,945	109,191,268
Disciplined Value Portfolio	82,268,777	172,894,390
Emerging Growth Portfolio	37,051,314	103,156,092
Equity Value Portfolio	559,910,449	693,078,419
Index Portfolio	248,474,976	544,525,472
International Core Portfolio	51,177,786	93,862,342
International Growth Portfolio	119,342,551	170,336,104
International Index Portfolio	9,741,200	50,451,773

210 Wells Fargo Advantage Master Portfolios	Notes to Financial Statements

	Purchases at Cost	Sales Proceeds

International Value Portfolio	$75,726,576	$84,639,437
Large Cap Appreciation Portfolio	57,928,925	106,310,061
Large Company Growth Portfolio	57,687,368	605,567,212
Small Cap Index Portfolio	15,659,012	203,239,206
Small Company Growth Portfolio	410,880,470	564,511,581
Small Company Value Portfolio	97,499,252	185,952,119
Strategic Small Cap Value Portfolio	33,040,110	182,921,047
6. DERIVATIVE TRANSACTIONS
During the year ended September 30, 2010, the Portfolios entered into futures contracts for hedging purposes. At September 30, 2010, the Portfolios had futures contracts outstanding as follows:

				Initial	Value at	Net Unrealized
	Expiration			Contract	September	Appreciation/
	Date	Contracts	Type	Amount	30, 2010	(Depreciation)

Disciplined Value Portfolio	December 2010	5 Long	S&P 500 Index	$1,395,275	$1,420,875	$25,600
Index Portfolio	December 2010	130 Long	S&P 500 Index	36,276,500	36,942,750	666,250
International Index Portfolio	December 2010	1 Long	FTSE 100 Index	87,268	86,863	(405)
International Index Portfolio	December 2010	4 Long	Dow Jones Euro STOXX 50 Index	151,622	149,303	(2,319)
International Index Portfolio	December 2010	1 Long	TOPIX Index	99,764	99,006	(758)
International Index Portfolio	December 2010	5 Long	MSCI EAFE Index	390,992	389,150	(1,842)
Small Cap Index Portfolio	December 2010	13 Long	Russell 2000 Index	836,350	876,850	40,500
The futures contracts held by International Index Portfolio were collateralized by foreign currency. All other Portfolios had securities as collateral for the open future contracts.
The Portfolios had average contract amounts in futures contracts outstanding during the year ended September 30, 2010 as follows:

Long Contracts

Disciplined Value Portfolio	$431,817
Index Portfolio	21,482,525
International Index Portfolio	1,364,541
Small Cap Index Portfolio	2,002,526
As of September 30, 2010, International Core Portfolio and Emerging Growth Portfolio did not have any open futures contracts but had an average contract amount of $50,673 and $102,719, respectively, in long futures contracts during the year ended September 30, 2010.
During the year ended September 30, 2010, the Portfolios entered into forward foreign currency exchange contracts for hedging purposes.

Notes to Financial Statements	Wells Fargo Advantage Master Portfolios 211
At September 30, 2010, International Core Portfolio had forward foreign currency exchange contracts outstanding as follows: Forward Foreign Currency Exchange Contracts to Buy:

				Net Unrealized
		U.S. Value at	In Exchange for	Appreciation/
Exchange Date	Contracts to Receive	September 30, 2010	U.S. $	(Depreciation)

10/05/2010	43,863 CAD	$42,627	$42,640	$(13)
10/05/2010	125,447 GBP	197,063	197,189	(126)
11/12/2010	638,500 GBP	1,002,739	996,603	6,136
Forward Foreign Currency Exchange Contracts to Sell:

					Net Unrealized
			U.S. Value at	In Exchange for	Appreciation/
Exchange Date	Contracts to Deliver		September 30, 2010	U.S. $	(Depreciation)

10/29/2010	53,000,000	JPY	$635,017	$605,438	$(29,579)
11/12/2010	638,500	GBP	1,002,739	1,000,450	(2,289)
The International Core Portfolio had average market values of $2,599,997 and $6,855,646 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended September 30, 2010.
As of September 30, 2010, the International Growth Portfolio and International Index Portfolio did not have any open forward foreign currency exchange contracts but had average market values in forward foreign currency exchange contracts during the year ended September 30, 2010 as follows:

	Forward Foreign	Forward Foreign
	Currency Exchange	Currency Exchange
	Contracts to Buy	Contracts to Sell

International Growth Portfolio	$76,245	$27,483
International Index Portfolio	924,523	144,268
On September 30, 2010, the cumulative appreciation on futures contracts in the amount of $25,600, $666,250, $2,791 and $40,500 is reflected in net unrealized gains/losses on investments on the Statements of Assets and Liabilities for the Disciplined Value Portfolio, Index Portfolio, International Index Portfolio and Small Cap Index Portfolio, respectively. The receivable/payable for daily variation margin on open futures contracts only represents the current day’s variation margin. The realized gains/losses and change in unrealized gains or losses on futures contracts are reflected in the Statement of Operations.
For the International Core Portfolio, a summary of derivative instruments by primary risk exposure is outlined in the following tables.

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Forward foreign currency contracts	Unrealized gains on forward		Unrealized losses on forward
	foreign currency contracts	$6,136	foreign currency contracts	$32,007

	Amount of Realized Gains or Losses on Derivatives
	Forward Currency Contracts		Futures	Total

Equity contracts	$0		$92,052	$92,052
Forward foreign currency contracts	(91	)*	0	(91)
	$(91)		$92,052	$91,961

*	Gains or losses related to forward foreign currency contracts are included in the Statement of Operations with all other foreign currency related transactions.

212 Wells Fargo Advantage Master Portfolios	Notes to Financial Statements

	Change in Unrealized Gains or Losses on Derivatives
	Forward Currency Contracts		Futures	Total

Equity contracts	$0		$0	$0
Forward foreign currency contracts	416,703	*	0	416,703
	$416,703		$0	$416,703

*	Gains or losses related to forward foreign currency contracts are included in the Statements of Operations with all other foreign currency related transactions.
For the International Growth Portfolio, a summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

			Change in Unrealized Gains
	Amount of Realized Gain or Loss on Derivatives		or Losses on Derivatives

Forward foreign currency contracts	$865	*	$0

*	Gains or losses related to forward foreign currency contracts are included in the Statements of Operations with all other foreign currency related transactions.
For the International Index Portfolio, a summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

	Amount of Realized Gain or Loss on Derivatives
	Forward Currency Contracts		Futures	Total

Equity contracts	$0		$91,653	$91,653
Forward foreign currency contracts	(2,541	)*	0	(2,541)
	(2,541)		$91,653	$89,112

	Change in Unrealized Gains or Losses on Derivatives
	Forward Currency Contracts		Futures	Total

Equity contracts	$0		$(20,756)	$(20,756)
Forward foreign currency contracts	3,534	*	0	3,534
	$3,534		$(20,756)	$(17,222)

*	Gains or losses related to forward foreign currency contracts are included in the Statements of Operations with all other foreign currency related transactions.
7. REDEMPTIONS IN-KIND
After the close of business on June 18, 2010, Disciplined Value Portfolio, Large Cap Appreciation Portfolio and Large Company Growth Portfolio each redeemed assets through an in-kind redemption. In each transaction, the value of securities issued in the redemption, the percentage of the Portfolio at the time of the transaction and the gains or losses realized by each Porfolio are reflected in the the table below. The gains or losses realized by each Portfolio are reflected in the amounts on the Statements of Operations.

		% of Portfolio on	Gains or Losses
	Market Value	June 18, 2010	Recognized

Disciplined Value Portfolio	$116,925,393	54.76	$8,461,779
Large Cap Appreciation Portfolio	31,114,901	52.15	3,532,558
Large Company Growth Portfolio	311,399,462	57.91	9,637,749
8. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Master Portfolios 213
THE BOARD OF TRUSTEES AND INTERESTHOLDERS OF WELLS FARGO MASTER TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Disciplined Value Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Equity Value Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Core Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Index Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio, Wells Fargo Advantage Large Company Growth Portfolio, Wells Fargo Advantage Small Cap Index Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, and Wells Fargo Advantage Strategic Small Cap Value Portfolio, sixteen of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of September 30, 2010, and the related statements of operations for the year then ended, statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of the Wells Fargo Master Trust as of September 30, 2010, the results of their operations for the year then ended, changes in their net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 29, 2010

214 Wells Fargo Advantage Allocation Funds	Other Information (Unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On June 8, 2010, a Special Meeting of Shareholders for the Wells Fargo Advantage Aggressive Allocation Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 — To approve the proposed reorganization of the Wells Fargo Advantage Aggressive Allocation Fund into Growth Balanced Fund, a series of Wells Fargo Funds Trust, a Delaware statutory trust:

Shares voted “For”	85,349,145
Shares voted “Against”	285,800
Shares voted “Abstain”	338,521
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Index Asset Allocation Fund designates 69.58% of its ordinary income dividends distributed during the year ended September 30, 2010, as qualifying for the corporate dividends received deduction.
Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Index Asset Allocation Fund designates $7,771,389 from income dividends paid during the year ended September 30, 2010 as qualified dividend income.
Pursuant to Section 871(k)(1)(C) of the Code, the Index Asset Allocation Fund designates $6,237,005 from income dividends paid during the year ended September 30, 2010 as interest-related dividends.

Other Information (Unaudited)	Wells Fargo Advantage Allocation Funds 215
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships

Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	None

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	None

Leroy Keith, Jr.[3] (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee, Phoenix Fund Complex and Director, Diversapack Co. (packaging company). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/09)
David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	None

216 Wells Fargo Advantage Allocation Funds	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	None

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	None

Michael S. Scofield[3] (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	None

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	None
Officers

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships

Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.	None

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.	None

Kasey Phillips[4] (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.	None

David Berardi[5] (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.	None

Jeremy DePalma[5] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration form 2005 to 2010.	None

Other Information (Unaudited)	Wells Fargo Advantage Allocation Funds 217

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.	None

1.	The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds’ Web site at www.wellsfargo.com/advantagefunds.

2.	Length of service dates reflects a Trustee’s commencement of service with the Trust’s predecessor entities.

3.	Effective July 9, 2010.

4.	Effective November 1, 2009.

5.	Treasurer during the period from June 1, 2009 to October 31, 2009. Assistant Treasurer effective November 1, 2009.

218 Wells Fargo Advantage Allocation Funds	List of Abbreviations
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments
ADR	—	American Depositary Receipt
ADS	—	American Depository Shares
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgages
AUD	—	Australian Dollar
BART	—	Bay Area Rapid Transit
BRL	—	Brazil Real
CAD	—	Canadian Dollar
CDA	—	Community Development Authority
CDO	—	Collateralized Debt Obligation
CDSC	—	Contingent Deferred Sales Charge
CGIC	—	Capital Guaranty Insurance Company
CGY	—	Capital Guaranty Corporation
CHF	—	Swiss Franc
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	—	Certificate of Participation
CP	—	Commercial Paper
CTF	—	Common Trust Fund
DEM	—	Deutsche Mark
DKK	—	Danish Krone
DW&P	—	Department of Water & Power
DWR	—	Department of Water Resources
ECFA	—	Educational & Cultural Facilities Authority
EDFA	—	Economic Development Finance Authority
ETET	—	Eagle Tax-Exempt Trust
ETF	—	Exchange-Traded Fund
EUR	—	Euro
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Corporation
FHA	—	Federal Housing Authority
FHAG	—	Federal Housing Agency
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRF	—	French Franc
FSA	—	Farm Service Agency
GBP	—	Great British Pound
GDR	—	Global Depositary Receipt
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HCFR	—	Healthcare Facilities Revenue
HEFA	—	Health & Educational Facilities Authority
HEFAR	—	Higher Education Facilities Authority Revenue
HFA	—	Housing Finance Authority
HFFA	—	Health Facilities Financing Authority
HKD	—	Hong Kong Dollar
HUD	—	Housing & Urban Development
HUF	—	Hungarian Forint
IDA	—	Industrial Development Authority
IDAG	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
IEP	—	Irish Pound
JPY	—	Japanese Yen
KRW	—	Republic of Korea Won
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
LP	—	Limited Partnership
MBIA	—	Municipal Bond Insurance Association
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
MMD	—	Municipal Market Data
MTN	—	Medium Term Note
MUD	—	Municipal Utility District
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NATL-RE	—	National Public Finance Guarantee Corporation
NLG	—	Netherlands Guilder
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Finance Authority
PFFA	—	Public Facilities Financing Authority
plc	—	Public Limited Company
PLN	—	Polish Zloty
PSFG	—	Public School Fund Guaranty
R&D	—	Research & Development
RDA	—	Redevelopment Authority
RDFA	—	Redevelopment Finance Authority
REITS	—	Real Estate Investment Trusts
SEK	—	Swedish Krona
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
SGD	—	Singapore Dollar
SKK	—	Slovakian Koruna
SLMA	—	Student Loan Marketing Association
SPDR	—	Standard & Poor’s Depositary Receipts
STIT	—	Short-Term Investment Trust
TBA	—	To Be Announced
TRAN	—	Tax Revenue Anticipation Notes
TRY	—	Turkish Lira
USD	—	United States Dollar
XLCA	—	XL Capital Assurance
ZAR	—	South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE	Printed on Recycled paper

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	127191 11-10
AAFLD/AR110 09-10

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Contents

Letter to Shareholders	2

Performance Highlights	4

Fund Expenses	9

Wells Fargo Advantage Asset Allocation Fund

Financial Statements
Statement of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	16

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	22

Other Information	23

Asset Allocation Trust

Consolidated Portfolio of Investments	24

Financial Statements
Consolidated Statement of Assets and Liabilities	30
Consolidated Statements of Operations	31
Consolidated Statements of Changes in Net Assets	32
Consolidated Financial Highlights	34

Notes to Consolidated Financial Statements	36

Report of Independent Registered Public Accounting Firm	40

Additional Information	41

List of Abbreviations	45
The views expressed are as of September 30, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Asset Allocation Fund.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY
1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’ s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds ®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit www.wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $230 billion in assets under management, as of September 30, 2010.
Equity Funds
Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund†
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund†
Enterprise Fund†
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund†
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund†
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio†
WealthBuilder Equity Portfolio†
WealthBuilder Growth Allocation Portfolio†
WealthBuilder Growth Balanced Portfolio†
WealthBuilder Moderate Balanced Portfolio†
WealthBuilder Tactical Equity Portfolio†
Target Today Fund†
Target 2010 Fund†
Target 2015 Fund†
Target 2020 Fund†
Target 2025 Fund†
Target 2030 Fund†
Target 2035 Fund†
Target 2040 Fund†
Target 2045 Fund†
Target 2050 Fund†
Money Market Funds
100% Treasury Money Market Fund
California Municipal Money Market Fund
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund†
Minnesota Money Market Fund
Money Market Fund
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund
Variable Trust Funds1
VT Core Equity Fund
VT Discovery Fund†
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund†
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage Asset Allocation Fund	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The period was marked by growing optimism, as signs continued to emerge that the worst of the economic crisis may have passed.
Dear Valued Shareholder:
We are pleased to introduce you to Wells Fargo Advantage Funds. You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. Many of our shareholders received an annual report less than 12 months ago. The reason for this is that with the merger of the Wells Fargo Advantage Funds and the Evergreen Funds in July of 2010, we are in the process of re-aligning the fiscal year-end dates of our funds. Going forward, shareholder reports for the Wells Fargo Advantage Asset Allocation Fund will be based on fiscal year-end of September 30th.
Following is your annual report for the Wells Fargo Advantage Asset Allocation Fund for the nine-month period that ended September 30, 2010. The period was marked by growing optimism, as signs continued to emerge that the worst of the economic crisis may have passed. Despite a summer pullback on concerns about a potential sovereign debt crisis in Europe, global stock markets soon recovered and ended the period with solid gains.
Solid economic reports helped support a market rally.
The market rally started even before the period began as investors took heart from several better-than-expected economic reports. Economic numbers leading up to the reporting period supported the case for a slow recovery. After four quarters of sequential declines, real gross domestic product (GDP) showed positive growth for the third quarter of 2009, advancing by 1.6%. Real GDP continued to show positive, sequential growth through the third quarter of 2010.
Entering the nine-month period, international news supported the moderately positive outlook, with the two largest eurozone economies, France and Germany, showing modest growth. In mid-2010, though, investors became concerned about the possibility that eurozone member Greece would default on its sovereign debt, sparking increased concerns about the debt burdens of other member states such as Portugal, Italy, and Spain and causing weakness in the euro. After the eurozone put together a bailout package for Greece and took steps to shore up its banks, investor confidence returned. Growth showed signs of accelerating in 2010, with Germany posting a 2.2% growth rate in the second quarter of the year, which helped offset a contraction in Greece and push the entire eurozone to 1% growth.
Governments maintained an active role in the worldwide economy, aiding the tentative economic recovery.
Both the European Central Bank (ECB) and the Federal Reserve Board kept their key interest rates at low levels (1% for the ECB; effectively zero for the Federal Reserve), continued to provide cash to banks, and purchased debt securities backed by mortgages in order to support the financial system.
As signs accumulated that the economy might be stabilizing, the U.S. government began to dial down its intervention. In early 2010, the Federal Reserve announced that it would stop buying mortgage-backed securities at the end of March. The Fed also raised its discount rate—which applies to

Letter to Shareholders	Wells Fargo Advantage Asset Allocation Fund 3
bank borrowing from the central bank—by 0.25% to 0.75%, while keeping the more important federal funds rate undisturbed. And at the end of April 2010, the government allowed a homebuyer tax credit to expire.
Global stock and bond markets rallied.
Stocks rallied across the board on the widespread hope of economic recovery, with all major parts of the global stock market posting gains.
Stocks rallied across the board on the widespread hope of economic recovery, with all major parts of the global stock market posting gains. For the period, small-cap stocks outperformed large-cap stocks, as investors bid up shares in companies that stood to gain the most from resumed economic growth. International large-cap stocks posted modest gains for the 9-month period but lagged domestic issues.
Bonds also delivered positive returns. Longer-term government and corporate bonds benefited from relatively low interest rates. High-yield bonds, which posted losses during the depth of the credit crisis, continued to rebound on improved economic conditions.
Many variables are at work in the market.
The full effect of the ongoing credit crisis remains unknown. Growing unemployment and debt defaults continue to pressure consumers and businesses alike.
Experience tells us that strict adherence to time-tested strategies has its rewards. As a whole, Wells Fargo Advantage Funds® represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.
Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222, 24 hours a day, 7 days a week.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

4 Wells Fargo Advantage Asset Allocation Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage Asset Allocation Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term total return, consisting of capital appreciation and current income.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
PORTFOLIO MANAGER
Ben Inker1
FUND INCEPTION
July 29, 1996
PERFORMANCE SUMMARY
9-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010
(EXCLUDING SALES CHARGES)

9 Month
Class A	3.45%
GMO Global Balanced Index[2]	5.56%
Barclays Capital U.S. Aggregate Bond Index[3]	7.94%
MSCI ACWI Index (Net)[4]	3.63%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site -www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares the maximum sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.29% and 1.29%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio at 0.87%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT5
(AS OF SEPTEMBER 30, 2010)

1.	The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment adviser. Mr. Inker, an employee of GMO, is responsible for coordinating the portfolio management of Asset Allocation Trust.

Performance Highlights (Unaudited)	Wells Fargo Advantage Asset Allocation Fund 5
Wells Fargo Advantage Asset Allocation Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Wells Fargo Advantage Asset Allocation Fund underperformed its benchmarks for the nine-month period that ended September 30, 2010.
▪	Our asset allocation decisions detracted from relative results, in part because of a modest underweight to stocks during a rising stock market. Within the stock portfolio, an emphasis on high-quality stocks also detracted from relative performance.
▪	Our fixed-income portfolio detracted from relative returns because of our decision to emphasize defensive cash-like holdings.
The Fund underperformed its benchmark during a strong stock market rally. Returns were hurt by a focus on high-quality companies and a defensive position in fixed income.
Risky assets of all stripes—including stocks, corporate bonds, and longer-maturity bonds—all performed well during the first nine months of 2010. Despite substantial fears of a European sovereign debt default during the second quarter, the markets generally continued to follow trends established in the first half of 2009. Stocks rallied, often led by lower-quality companies that were highly leveraged to economic recovery. Bonds reached generationally low yields, as central bankers around the world sought to support the global economy by making it cheaper for individuals and corporations to borrow.
The Fund’s strategy continued to maintain a modestly defensive stance through a slight underweight to equities. This underweight to equities during a rising equity market detracted from relative performance. Our decision to invest
TEN LARGEST HOLDINGS6
(AS OF SEPTEMBER 30, 2010)

GMO Quality Fund, Class VI	25.60%
GMO International Core Equity Fund, Class VI	16.71%
GMO Strategic Fixed Income Fund, Class VI	13.65%
GMO Emerging Markets Fund, Class VI	12.23%
GMO Alpha Only Fund, Class VI	8.38%
GMO Special Situation Fund ,Class VI	4.22%
GMO International Growth Equity Fund, Class VI	3.58%
GMO International Intrinsic Value Fund, Class VI	3.45%
GMO Domestic Bond Fund, Class VI	3.30%
GMO Inflation Indexed Plus Fund, Class VI	1.78%

2.	The GMO Global Balanced Index is a composite benchmark computed by GMO. As of May 1, 2007, the GMO Global Balanced Index is comprised of 65% MSCI All Country World and 35% Barclays Capital U.S. Aggregate Bond Index. Prior to May 1, 2007 it was composed of 48.75% S&P 500 Index, 16.25% MSCI All Country World ex-US Index and 35% Barclays Capital U.S. Aggregate Bond Index. You cannot invest directly in an index.

3.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

4.	The MSCI All Country World Index (MSCI ACWI Index (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

6 Wells Fargo Advantage Asset Allocation Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage Asset Allocation Fund (continued)
solely in high-quality stocks in the United States also hurt performance, as companies with low leverage and high and consistent profitability were substantially outpaced by more speculative firms.
Within our fixed-income allocation, we emphasized short-term strategies aimed at providing a better return than cash, as opposed to holding more interest-rate-sensitive securities. The unprecedented central bank intervention—and subsequent ultra-low bond yields—not only left bonds exposed to a possible increase in inflation but also left little margin of error for longer-term investors. In our view, at these low yields, even a modest amount of inflation is likely to saddle investors with mediocre returns at best and significantly disappointing returns at worst. However, the decision to emphasize defensive cash-like holdings detracted from returns as fixed-income markets rallied during the period.
Where we do own fixed income, we have favored inflation-indexed bonds. During the period, we benefited from our position in previously out-of-favor floating-rate asset-backed bonds. Our holdings benefited as the asset-backed market continued to stabilize in terms of pricing and liquidity.
PORTFOLIO ALLOCATION7
(AS OF SEPTEMBER 30, 2010)

We remain focused on our strategy of seeking to outperform by overweighting the asset classes that we believe are undervalued.
Our asset allocation philosophy is based upon the thesis that asset class valuations tend to revert to the mean over time. We attempt to capture this mean reversion by estimating what we believe each asset class will return over a seven-year horizon. We then tilt the portfolio accordingly—away from what we believe are expensive asset classes and toward those that we think are undervalued.
Overall, we believe that a slight underweight to stocks is warranted, along with a dual overweight to high-quality U.S. stocks and to emerging markets. As of the end of September, our forecasts suggested that U.S. large-cap stocks are overvalued, primarily because we do not believe that U.S. companies will be able

5.	The chart compares the performance of the Wells Fargo Advantage Asset Allocation Fund Class A and Administrator Class shares for the most recent ten years with the GMO Global Balanced Index, MSCI AWCI Index (Net), and the Barclays Capital U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

6.	The ten largest holdings are calculated based on the market value of the Asset Allocation Trust divided by the total market value of the portfolio of investments of the Asset Allocation Trust. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations.

Performance Highlights (Unaudited)	Wells Fargo Advantage Asset Allocation Fund 7
Wells Fargo Advantage Asset Allocation Fund (continued)
to maintain current cyclically high profit margins indefinitely. However, we continue to like high-quality U.S. stocks. We believe that high-quality companies have the potential to maintain profitability throughout the economic cycle. We also believe that emerging markets are more reasonably valued than the U.S. market and continue to hold a limited overweight to the asset class. However, our interest is tempered by ongoing concerns about an overheating Chinese economy and the likelihood that any weakness in developed economies will also affect emerging markets.
We have a less sanguine view of sovereign bond markets. In our view, investors’ ongoing search for yield has rendered almost the entire asset class heavily overvalued. With yields on 10-year U.S. Treasuries near 2.4% at the end of September, and with long-term inflation expectations in the range of 2% to 2.5%, we do not find debt issued by the United States or other countries to be attractive. Although we maintain a slight overweight to fixed income, most of our exposure is either in cash or in instruments with similarly low interest-rate sensitivity. We believe that an uncertain outlook and unattractive valuations justify holding a certain amount of “dry powder” so that we can take advantage of any opportunities that may arise.

8 Wells Fargo Advantage Asset Allocation Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage Asset Allocation Fund (continued)
AVERAGE ANNUAL TOTAL RETURN8 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[9]
	Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[10]
Class A (EAAFX)	7/29/1996	(4.23)	1.71	2.66	6.08	1.64	7.90	3.88	6.72	1.29%	1.29%
Class B (EABFX)**	10/3/2002	(3.78)	2.08	2.82	6.19	1.22	7.08	3.11	6.19	2.04%	2.04%
Class C (EACFX)	10/3/2002	0.25	6.07	3.12	5.96	1.25	7.07	3.12	5.96	2.04%	2.04%
Class R (EAXFX)	10/10/2003					1.48	7.64	3.63	6.48	1.54%	1.54%
Administrator Class (EAIFX)	10/3/2002					1.72	8.21	4.16	6.95	1.13%	1.07%
GMO Global Balanced Index[2]						2.73	8.81	3.66	3.14
Barclays Capital U.S. Aggregate Bond Index[3]						6.05	8.16	6.20	6.41
MSCI ACWI Index (Net)[4]						0.48	8.42	2.39	1.64

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site -www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Class R shares are sold without a front-end sales charge or contingent deferred sales charge.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high yield securities risk, mortgage- and asset-backed securities risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The Fund invests substantially all of its assets in Asset Allocation Trust, an open end management investment company having the same investment objective and strategy as the Fund. Any portfolio data shown for the Fund represents that of the Asset Allocation Trust.

8.	Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Asset Allocation Fund. Performance shown for Classes B, C and R prior to their inception reflects the performance of Class A, adjusted to reflect the higher expenses applicable to Classes B, C and R. Performance shown for the Administrator Class shares prior to its inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher. Historical performance for Class A prior to October 3, 2002 is based on the performance of Class III of the Fund’s predecessor fund, GMO Global Balanced Allocation Fund. Expenses of the GMO Fund were lower than the expenses the Fund incurs, in part because the GMO Fund did not pay 12b-1 fees. If the GMO Fund had incurred expenses at the same rate as the Fund does, the performance shown would have been lower.

9.	Reflects the expense ratios as stated in the July 19, 2010 prospectus.

10.	The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratios for Class A shares at 0.87%, Class B and C shares at 1.62%, Class R at 1.12% and Administrator shares at 0.64%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Asset Allocation Fund 9
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2010 to September 30, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During the	Net Annual
Wells Fargo Advantage Asset Allocation Fund	04-01-2010	09-30-2010	Period[1]	Expense Ratio
Class A
Actual	$1,000.00	$1,016.42	$4.30	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Class B
Actual	$1,000.00	$1,012.22	$8.07	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09	1.60%
Class C
Actual	$1,000.00	$1,012.48	$8.07	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09	1.60%
Class R
Actual	$1,000.00	$1,014.80	$5.56	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Administrator Class
Actual	$1,000.00	$1,017.18	$3.08	0.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.01	$3.09	0.61%

10 Wells Fargo Advantage Asset Allocation Fund	Fund Expenses (Unaudited)

	Beginning	Ending	Expenses
Wells Fargo Advantage	Account Value	Account Value	Paid During the	Net Annual
Asset Allocation Fund Including Underlying Fund Expenses	04-01-2010	09-30-2010	Period[1]	Expense Ratio
Class A
Actual	$1,000.00	$1,016.42	$6.62	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.63	1.31%
Class B
Actual	$1,000.00	$1,012.22	$10.39	2.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.74	$10.40	2.06%
Class C
Actual	$1,000.00	$1,012.48	$10.39	2.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.74	$10.40	2.06%
Class R
Actual	$1,000.00	$1,014.80	$7.88	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.25	$7.89	1.56%
Administrator Class
Actual	$1,000.00	$1,017.18	$5.41	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.42	1.07%
Asset Allocation Trust
Actual	$1,000.00	$1,020.50	$0.00	0.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00	0.00%
Asset Allocation Trust Including Underlying Fund Expenses
Actual	$1,000.00	$1,020.50	$2.33	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.33	0.46%

1.	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Statement of Assets and Liabilities—September 30, 2010	Wells Fargo Advantage Asset Allocation Fund 11

Assets
Investments in Asset Allocation Trust, at value	$8,349,758,814
Receivable for investments sold	6,068,387
Receivable for Fund shares sold	11,149,653
Prepaid expenses and other assets	578,652

Total assets	8,367,555,506

Liabilities
Payable for Fund shares redeemed	25,025,331
Investment advisory fee payable	1,384,581
Distribution fees payable	2,863,005
Due to other related parties	2,045,678
Accrued expenses and other liabilities	3,024,031

Total liabilities	34,342,626

Total net assets	$8,333,212,880

NET ASSETS CONSIST OF
Paid-in capital	$7,829,743,422
Undistributed net investment income	16,547,527
Accumulated net realized losses on investments	(175,593)
Net unrealized gains on investments	487,097,524

Total net assets	$8,333,212,880

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets — Class A	$2,957,689,219
Shares outstanding — Class A	251,589,890
Net asset value per share — Class A	$11.76
Maximum offering price per share — Class A2	$12.48
Net assets — Class B	$1,253,485,145
Share outstanding — Class B	108,097,134
Net asset value per share — Class B	$11.60
Net assets — Class C	$3,290,790,666
Shares outstanding — Class C	289,792,543
Net asset value per share — Class C	$11.36
Net assets — Administrator Class	$810,354,507
Shares outstanding — Administrator Class	68,468,253
Net assets — Administrator Class	$11.84
Net assets — Class R	$20,893,343
Shares outstanding — Class R	1,792,448
Net assets — Class R	$11.66

Total investments, at cost	$7,862,661,290

1.	The Fund has an unlimited amount of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net assets value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

12 Wells Fargo Advantage Asset Allocation Fund	Statements of Operations

	Period Ended	Year Ended
	September 30, 2010[1,2]	December 31, 2009[2]
Investment income	$0	$0

Expenses
Advisory fee	18,337,060	25,522,873
Administration fees
Fund level	6,084,194	7,715,560
Class A	1,534,570	0
Class B	652,539	0
Class C	1,712,578	0
Administrator Class	155,552	0
Class R	9,729	0
Custody fees	548,030	778,714
Shareholder servicing fees
Class A	5,535,275	6,872,489
Class B	2,414,955	3,391,185
Class C	6,221,184	7,854,489
Administrator Class	388,880	0
Class R	59,065	68,156
Accounting fees	64,694	0
Distribution fees
Class B	7,244,864	10,173,554
Class C	18,663,551	23,563,467
Class R	10,092	0
Professional fees	189,990	372,168
Registration fees	264,170	338,527
Shareholder report expenses	628,211	1,037,349
Trustees’ fees and expenses	191,381	172,930
Transfer agent fees	5,839,959	11,833,022
Other fees and expenses	760,813	220,527

Total expenses	77,511,336	99,915,010
Less:
Expense reductions	(962)	(2,088)
Fee waivers and/or expense reimbursements	(330,856)	0

Net expenses	77,179,518	99,912,922

Net investment loss	(77,179,518)	(99,912,922)

REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS
Net realized gains or losses from investments	43,099,514	(80,975,479)
Net change in unrealized gains or losses in investments	278,658,287	1,804,992,066

Net realized and unrealized gains or losses on investments	321,757,801	1,724,016,587

Net increase in net assets resulting from operations	$244,578,283	$1,624,103,665

1.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund, which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 are those of Evergreen Asset Allocation Fund.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Asset Allocation Fund 13

		Period Ended		Year Ended		Year Ended
		September 30, 2010[1,2]		December 31, 2009[2]		December 31, 2008[2]
Operations
Net investment loss		$(77,179,518)		$(99,912,922)		$(124,553,118)
Net realized gains or losses on investments		43,099,514		(80,975,479)		276,761,701
Net change in unrealized gains or losses on investments		278,658,287		1,804,992,066		(2,634,214,495)

Net increase (decrease) in net assets resulting from operations		244,578,283		1,624,103,665		(2,482,005,912)

Distributions to shareholders from
Net investment income
Class A		(701,276)		(71,644,708)		(260,963,878)
Class B		(316,978)		(22,606,287)		(119,683,957)
Class C		(817,749)		(57,811,028)		(264,680,165)
Administrator Class		(157,061)		(16,320,531)		(34,626,066)
Class R		(4,151)		(349,647)		(1,027,711)
Net realized gains
Class A		0		0		(222,953,060)
Class B		0		0		(112,421,994)
Class C		0		0		(256,028,499)
Administrator Class		0		0		(23,607,583)
Class R		0		0		(821,178)
Tax basis return of capital
Class A		0		0		(76,190,484)
Class B		0		0		(39,995,118)
Class C		0		0		(90,647,269)
Administrator Class		0		0		(9,852,514)
Class R		0		0		(315,140)

Total distributions to shareholders		(1,997,215)		(168,732,201)		(1,513,814,616)

	Shares		Shares		Shares
Capital shares transactions
Proceeds from shares sold
Class A	35,530,507	401,575,047	55,779,554	573,479,050	66,395,772	864,158,011
Class B	498,226	5,599,456	7,628,802	71,196,801	16,361,935	213,919,037
Class C	24,465,009	268,651,425	49,239,545	486,999,491	60,185,015	739,493,126
Administrator Class	25,990,432	295,184,259	33,030,778	348,312,683	24,842,062	317,488,619
Class R	622,756	6,974,350	600,110	5,972,323	533,429	6,818,126

		977,984,537		1,485,960,348		2,141,876,919

Net asset value of shares issued in reinvestment of distributions
Class A	49,006	560,635	5,026,164	57,397,276	45,360,938	451,907,598
Class B	25,594	289,979	1,826,618	20,704,265	25,091,594	247,651,834
Class C	52,016	577,380	3,702,128	41,068,571	45,002,996	435,817,045
Administrator Class	13,223	152,064	1,380,914	15,839,082	6,119,101	59,505,056
Class R	284	3,222	23,786	269,730	169,938	1,657,862

		1,583,280		135,278,924		1,196,539,395

Automatic class conversion of Class B shares to Class A shares
Class A	22,296	254,144	3,297,026	32,979,355	3,484,024	46,052,080
Class B	(22,540)	(254,144)	(3,334,813)	(32,979,355)	(3,535,891)	(46,052,080)

		0		0		0

1.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund, which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 are those of Evergreen Asset Allocation Fund.
The accompanying notes are an integral part of these financial statements.

14 Wells Fargo Advantage Asset Allocation Fund	Statements of Changes in Net Assets

	Period Ended		Year Ended		Year Ended
	September 30, 2010[1,2]		December 31, 2009[2]		December 31, 2008[2]
	Shares		Shares		Shares
Capital shares transactions (continued)
Payment for shares redeemed
Class A	(54,734,018)	$(616,798,097)	(74,867,844)	$(744,435,975)	(129,279,292)	$(1,656,575,415)
Class B	(17,912,543)	(199,936,207)	(27,809,055)	(270,728,907)	(35,299,576)	(447,337,433)
Class C	(50,884,765)	(555,383,999)	(67,957,645)	(650,123,293)	(96,474,650)	(1,188,034,576)
Administrator Class	(13,555,297)	(152,823,773)	(15,357,321)	(157,669,807)	(16,514,923)	(210,386,804)
Class R	(272,388)	(3,042,662)	(365,665)	(3,685,505)	(392,691)	(5,063,837)

		(1,527,984,738)		(1,826,643,487)		(3,507,398,065)

Net decrease in net assets resulting from capital share transactions		(548,416,921)		(205,404,215)		(168,981,751)

Total increase (decrease) in net assets		(305,835,853)		1,249,967,249		(4,164,802,279)

Net assets
Beginning of period		8,639,048,733		7,389,081,484		11,553,883,763

End of period		$8,333,212,880		$8,639,048,733		$7,389,081,484

Undistributed (overdistributed) net investment income (loss)		$16,547,527		$1,633,435		$(130,776)

The accompanying notes are an integral part of these financial statements.

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16 Wells Fargo Advantage Asset Allocation Fund[8]	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gain (Loss)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains
Class A
January 1, 2010 to September 30, 2010[3]	$11.37	(0.08)	0.47	(0.00)[4]	0.00
January 1, 2009 to December 31, 2009	$9.38	(0.08)	2.34	(0.27)	0.00
January 1, 2008 to December 31, 2008	$14.91	(0.11)[5]	(3.17)	(1.08)	(0.85)
January 1, 2007 to December 31, 2007	$14.81	0.27	0.77	(0.58)	(0.36)
January 1, 2006 to December 31, 2006	$14.09	0.355	1.23	(0.44)	(0.42)
January 1, 2005 to December 31, 2005	$13.62	0.26	0.80	(0.36)	(0.23)

Class B
January 1, 2010 to September 30, 2010[3]	$11.27	(0.14)	0.47	(0.00)[4]	0.00
January 1, 2009 to December 31, 2009	$9.30	(0.17)	2.32	(0.18)	0.00
January 1, 2008 to December 31, 2008	$14.75	(0.20)[5]	(3.13)	(0.95)	(0.85)
January 1, 2007 to December 31, 2007	$14.65	0.15	0.77	(0.46)	(0.36)
January 1, 2006 to December 31, 2006	$13.95	0.23	1.22	(0.33)	(0.42)
January 1, 2005 to December 31, 2005	$13.50	0.17	0.77	(0.26)	(0.23)

Class C
January 1, 2010 to September 30, 2010[3]	$11.04	(0.14)	0.46	(0.00)[4]	0.00
January 1, 2009 to December 31, 2009	$9.12	(0.16)	2.27	(0.19)	0.00
January 1, 2008 to December 31, 2008	$14.47	(0.20)[5]	(3.06)	(0.92)	(0.85)
January 1, 2007 to December 31, 2007	$14.39	0.16	0.74	(0.46)	(0.36)
January 1, 2006 to December 31, 2006	$13.71	0.24	1.19	(0.33)	(0.42)
January 1, 2005 to December 31, 2005	$13.28	0.18	0.75	(0.27)	(0.23)

Class R
January 1, 2010 to September 30, 2010[3]	$11.29	(0.06)	0.43	(0.00)[4]	0.00
January 1, 2009 to December 31, 2009	$9.32	(0.11)[5]	2.33	(0.25)	0.00
January 1, 2008 to December 31, 2008	$14.82	(0.14)[5]	(3.15)	(1.04)	(0.85)
January 1, 2007 to December 31, 2007	$14.73	0.25	0.75	(0.55)	(0.36)
January 1, 2006 to December 31, 2006	$14.02	0.345	1.20	(0.41)	(0.42)
January 1, 2005 to December 31, 2005	$13.59	0.31	0.71	(0.36)	(0.23)

Administrator Class
January 1, 2010 to September 30, 2010[3]	$11.42	(0.01)	0.43	(0.00)[4]	0.00
January 1, 2009 to December 31, 2009	$9.42	(0.06)[5]	2.36	(0.30)	0.00
January 1, 2008 to December 31, 2008	$14.99	(0.07)[5]	(3.20)	(1.13)	(0.85)
January 1, 2007 to December 31, 2007	$14.90	0.31	0.77	(0.63)	(0.36)
January 1, 2006 to December 31, 2006	$14.16	0.39	1.25	(0.48)	(0.42)
January 1, 2005 to December 31, 2005	$13.68	0.27	0.82	(0.38)	(0.23)

1.	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

2.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than on year are not annualized.

3.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

4.	Amount is less than $0.005.

5.	Calculated based on average shares outstanding during the period.

6.	Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

7.	Asset Allocation Trust, the underlying fund, has no expenses that are being included in these calculations.

8.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund, which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 19, 2010 are those of Evergreen Asset Allocation Fund.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Asset Allocation Fund 17

Distributions	Ending
from Tax Basis	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Return	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
of Capital	Share	Income (Loss)	Expenses[7]	Expenses[7]	Return[1]	Rate[2]	(000’s omitted)

0.00	$11.76	(0.85)%	0.85%	0.85%	3.45%	1%	$2,957,689
0.00	$11.37	(0.87)%	0.87%	0.87%	24.10%	2%	$3,077,187
(0.32)	$9.38	(0.81)%	0.82%	0.81%	(22.31)%	6%	$2,640,410
0.00	$14.91	1.73%	0.84%	0.81%	7.09%	2%	$4,405,430
0.00	$14.81	2.39%	0.89%	0.89%	11.32%	1%	$3,873,495
0.00	$14.09	2.39%	0.97%	0.94%	7.85%	16%[6]	$2,875,596

0.00	$11.60	(1.59)%	1.60%	1.59%	2.95%	1%	$1,253,485
0.00	$11.27	(1.62)%	1.62%	1.62%	23.14%	2%	$1,415,023
(0.32)	$9.30	(1.56)%	1.56%	1.56%	(22.94)%	6%	$1,369,657
0.00	$14.75	0.91%	1.54%	1.54%	6.33%	2%	$2,131,841
0.00	$14.65	1.60%	1.59%	1.59%	10.53%	1%	$2,050,316
0.00	$13.95	1.44%	1.67%	1.64%	7.08%	16%[6]	$1,696,880

0.00	$11.36	(1.60)%	1.60%	1.60%	2.92%	1%	$3,290,791
0.00	$11.04	(1.62)%	1.62%	1.62%	23.08%	2%	$3,490,657
(0.32)	$9.12	(1.56)%	1.56%	1.56%	(22.85)%	6%	$3,019,585
0.00	$14.47	1.01%	1.54%	1.54%	6.29%	2%	$4,666,033
0.00	$14.39	1.76%	1.59%	1.59%	10.56%	1%	$4,100,205
0.00	$13.71	1.69%	1.67%	1.64%	7.10%	16%[6]	$3,017,854

0.00	$11.66	(1.09)%	1.10%	1.09%	3.30%	1%	$20,893
0.00	$11.29	(1.12)%	1.12%	1.12%	23.77%	2%	$16,279
(0.32)	$9.32	(1.06)%	1.06%	1.06%	(22.52)%	6%	$11,035
0.00	$14.82	1.61%	1.04%	1.04%	6.83%	2%	$12,935
0.00	$14.73	2.33%	1.09%	1.09%	11.10%	1%	$9,546
0.00	$14.02	5.19%	1.18%	1.15%	7.63%	16%[6]	$7,066

0.00	$11.84	(0.60)%	0.63%	0.60%	3.70%	1%	$810,355
0.00	$11.42	(0.62)%	0.62%	0.62%	24.40%	2%	$639,903
(0.32)	$9.42	(0.56)%	0.57%	0.57%	(22.12)%	6%	$348,394
0.00	$14.99	2.18%	0.54%	0.54%	7.29%	2%	$337,645
0.00	$14.90	2.98%	0.59%	0.59%	11.73%	1%	$272,772
0.00	$14.16	2.75%	0.67%	0.64%	8.11%	16%[6]	$171,789

18 Wells Fargo Advantage Asset Allocation Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Asset Allocation Fund (the “Fund”). The Fund is a diversified series of the Trust.
The Fund invests all of its investable assets in Asset Allocation Trust, a fund-of-funds, which primarily allocates its investments among mutual funds advised by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) investing in both U.S. and foreign equity and debt securities (‘underlying funds”). The Fund operates as a “fund-of-funds” which invests in shares of Asset Allocation Trust. At September 30, 2010, the Fund owned 100% of Asset Allocation Trust. The consolidated financial statements of Asset Allocation Trust, including the Consolidated Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
After the close of business on July 16, 2010, the net assets of Evergreen Asset Allocation Fund were acquired by the Fund in an exchange for shares of the Fund. Class A, Class B, Class C, Class R and Class I shares of Evergreen Asset Allocation Fund received Class A, Class B, Class C, Class R and Administrator Class shares, respectively, of the Fund. As Evergreen Asset Allocation Fund contributed all of the net assets and shareholders to the Fund, the accounting and performance history of Evergreen Asset Allocation Fund has been carried forward in the financial statements contained herein.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Valuation of investments
The Fund records its investment in Asset Allocation Trust at fair value. The valuation of investments in the underlying investments held by Asset Allocation Trust is discussed in its Notes to Consolidated Financial Statements, which is included elsewhere in this report.
The valuation technique used by the Fund to measure fair value is consistent with the market approach.
Investment transactions and investment recognition
Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying investments are recorded on the ex-dividend date. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

	Accumulated Net
Undistributed	Realized Losses
Net Investment Income	on Investments	Paid-in Capital
$94,090,825	$(43,099,514)	$(50,991,311)

Notes to Financial Statements	Wells Fargo Advantage Asset Allocation Fund 19
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Level 1	—	quoted prices in active markets for identical securities

Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At September 30, 2010, all of the Fund’s investments carried at fair value were designated as Level 2 inputs.
4. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment advisory fees
The Trust has entered into an investment advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.25% and declining to 0.20% as the average daily net assets of the Fund increase. Prior to July 19, 2010, the Fund’s predecessor fund, Evergreen Asset Allocation Fund, paid an investment advisory fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, an annual fee which started at 0.47% and declined to 0.20% as the average daily net assets of the predecessor fund increased. For the period ended September 30, 2010, the investment advisory fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

20 Wells Fargo Advantage Asset Allocation Fund	Notes to Financial Statements
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund the following annual fees:

		Administration Fees
	Average Daily	(% of Average
	Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.10%
	Next $5 billion	0.08
	Over $10 billion	0.06
Class A, Class B, Class C and Class R	All asset levels	0.26
Administrator Class	All asset levels	0.10
Prior to July 19, 2010, the predecessor fund paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.
Funds Management and/or EIMC contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Prior to July 19, 2010, the predecessor fund paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo & Company, a transfer and dividend disbursing agent fee.
Distribution fees
The Trust has adopted a Distribution Plan for Class B, Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B, and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of the Fund, at an annual rate of 0.75% of the average daily net assets of each class. Class R shares are charged a fee at an annual rate of 0.25% of its average daily net assets. Prior to July 19, 2010, Class B and Class C shares of the predecessor fund paid distribution fees at an annual rate of 0.75% of the average daily net assets of each class. Prior to July 19, 2010, Class I and Class R shares of the predecessor fund did not pay distribution fees.
For the period ended September 30, 2010, Wells Fargo Funds Distributor, LLC received $403,549 from the sale of Class A shares and $2,913, $1,694,330 and $224,724 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents whereby Class A, Class B, Class C, Class R and Administrator Class shares of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 19 2010, Class A, Class B and Class C shares of the predecessor fund also paid shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each class. Class R shares of the predecessor fund paid shareholder servicing fees at an annual rate of 0.50% of its average daily net assets. Class I shares of the predecessor fund did not pay shareholder servicing fees.
A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT TRANSACTIONS
For the period ended September 30, 2010, the Fund made aggregate purchases and sales of $53,939,984 and $660,991,301, respectively, in its investment into Asset Allocation Trust.
6. EXPENSE REDUCTIONS
Through expense offset arrangements with the custodian, a portion of fund expenses may have been reduced.

Notes to Financial Statements	Wells Fargo Advantage Asset Allocation Fund 21
7. BANK BORROWINGS
The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the Fund paid an annual commitment fee equal to 0.15% of the unused balance, which was allocated pro rata.
For the period ended September 30, 2010, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the following periods were as follows:

	Period ended	Year ended	Year ended
	September 30, 2010*	December 30, 2009	December 30, 2008
Ordinary Income	$1,997,215	$168,732,201	$680,981,777
Long-term Capital Gain	0	0	615,832,314
Return of Capital	0	0	217,000,525

*	For the nine months ended September 30, 2010. The Fund changed its year end from December 31 to September 30.
As of September 30, 2010, the components of distributable earnings on a tax basis are shown on the table below.

Undistributed
Ordinary	Unrealized
Income	Appreciation
$16,736,985	$486,921,931
9. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

22 Wells Fargo Advantage Asset Allocation Fund	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:
We have audited the accompanying statement of assets and liabilities of the Wells Fargo Advantage Asset Allocation Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2010, and the related statements of operations for the period then ended and the year ended December 31, 2010, statements of changes in net assets for the period then ended and the two years ended December 31, 2009, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Asset Allocation Fund as of September 30, 2010, the results of its operations for the period then ended and the year ended December 31, 2009, changes in its net assets for the period then ended and the two years ended December 31, 2009, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 29, 2010

Other Information (Unaudited)	Wells Fargo Advantage Asset Allocation Fund 23
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund designates $16,942,396 of its ordinary income dividends distributed during the nine months ended September 30, 2010, as qualifying for the corporate dividends-received deduction.
Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Fund designates the amount of $16,942,396 from their income dividends paid during the nine months ended September 30, 2010 as qualified dividend income.

24 Asset Allocation Trust	Consolidated Portfolio of Investments—September 30, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Agency Securities: 0.00%
$200,000	U.S. Department of Transportation††	6.00%	12/07/2021	$209,346

Total Agency Securities (Cost $196,703)				209,346

Asset Backed Securities: 1.88%
1,320,870	ACAS Business Loan Trust, Series 2007-1A, Class C±	0.99	08/16/2019	1,149,157
1,499,437	ACAS Credit CDO, Series 2007-1A, Class A±††	1.46	11/23/2052	59,977
104,471	Accredited Mortgage Loan Trust, Ser. 2004-4, Class A1B±	0.68	01/25/2035	77,309
77,746	Accredited Mortgage Loan Trust, Series 2007-1, Class A1±	0.34	02/25/2037	77,241
11,452	ACE Securities Corporation Home Equity Loan Trust, Series 2005-SD1, Class A1±	0.69	11/25/2050	10,221
2,800,000	ACE Securities Corporation Home Equity Loan Trust, Series 2006-ASL1, Class A±	0.47	10/25/2036	1,141,000
312,401	ACE Securities Corporation Home Equity Loan Trust, Series 2006-ASL3, Class A2±	0.43	02/25/2036	43,018
898,194	ACE Securities Corporation Home Equity Loan Trust, Series 2006-ASP2, Class A2C±	0.47	03/25/2036	638,616
1,600,000	ACE Securities Corporation Home Equity Loan Trust, Series 2006-HE2, Class A±	0.45	05/25/2036	891,680
1,100,000	ACE Securities Corporation Home Equity Loan Trust, Series 2006-OP1, Class A±	0.44	04/25/2036	580,250
535,761	ACE Securities Corporation Home Equity Loan Trust, Series 2006-SL1, Class A±	0.45	09/25/2035	142,780
1,323,054	ACE Securities Corporation Home Equity Loan Trust, Series 2006-SL3, Class A2±	0.46	06/25/2036	141,964
1,137,189	ACE Securities Corporation Home Equity Loan Trust, Series 2006-SL3, Class C±	0.39	06/25/2036	149,540
454,855	ACE Securities Corporation Home Equity Loan Trust, Series 2007-ASL1, Class CL±	0.46	12/25/2036	39,618
900,773	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1, Class A±	0.38	01/25/2037	484,166
809,698	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1, Class A±	0.36	11/25/2036	493,916
637,447	ACE Securities Corporation, Series 2006-ASP4, Class C±	0.39	08/25/2036	492,428
1,480,998	ACE Securities Corporation, Series 2006-CW1, Class C±	0.39	07/25/2036	1,284,766
97,658	ACE Securities Corporation, Series 2006-SL4, Class C±	0.41	09/25/2036	10,625
700,000	AESOP Funding II, LLC, Series 2006-1A, Class A±††	0.51	03/20/2012	696,363
1,963,136	Aircraft Finance Trust, Series 1999-1, Class A1±	0.77	05/15/2024	903,043
1,345,189	Alliance Bancorp Trust, Series 2007-S1, Class A11±††	0.49	05/25/2037	153,083
2,113,609	AmeriCredit Automobile Receivables Trust, Series 2007-AX, Class A4±	0.34	10/06/2013	2,103,675
1,514,935	AmeriCredit Automobile Receivables Trust, Series 2007-BF, Class A4±	0.35	12/06/2013	1,504,421
1,774,115	AmeriCredit Automobile Receivables Trust, Series 2007-DF, Class A4B±	1.10	06/06/2014	1,765,746
3,900,000	AmeriCredit Prime Automobile Receivables Trust, Series 2007-2M, Class A4B±	0.80	03/08/2016	3,889,080
917,345	Ameriquest Mortgage Securities, Incorporated, Series 2004-R6, Class A1±	0.50	07/25/2034	733,876
82,184	Ameriquest Mortgage Securities, Incorporated, Series 2004-X1, Class A14±††	0.62	03/25/2034	65,747
58,166	Archimedes Funding IV (Cayman), Limited, Series 4A, Class A1±††	1.14	02/25/2013	56,275
391,426	Argent Securities, Incorporated, Series 2004-W8, Class A5±	0.81	05/25/2034	370,509
8,826,505	Argent Securities, Incorporated, Series 2006-M1, Class A2C±	0.44	07/25/2036	3,685,066
1,468,215	Argent Securities, Incorporated, Series 2006-M2, Class A2B±	0.40	09/25/2036	576,274
1,419,514	Argent Securities, Incorporated, Series 2006-W2, Class 2AB±	0.48	03/25/2036	574,903
1,457,256	Argent Securities, Incorporated, Series 2006-W5, Class A2C±	0.44	06/25/2036	539,185
1,800,000	Asset Backed Funding Certificate, Series 2006-OPT2, Class A3C±	0.44	10/25/2036	1,237,500
2,888,108	Asset Backed Funding Certificate, Series 2007-NC1, Class A1±††	0.51	05/25/2037	2,404,350
2,232,692	Augusta Funding, Limited±††(i)(a)	0.85	06/30/2017	1,903,891
711,805	Bayview Financial Acquisition Trust, Series 2004-B, Class A1±††	1.29	05/28/2039	364,800
790,894	Bayview Financial Acquisition Trust, Series 2004-B, Class A2±††	1.59	05/28/2039	298,563
1,728,986	Bayview Financial Acquisition Trust, Series 2005-A, Class A1±	1.29	02/28/2040	1,119,518
754,293	Bear Stearns Asset Backed Securities, Incorporated, Series 2007-AQ1, Class A1±	0.40	11/25/2036	623,952
1,500,000	Bear Stearns Asset Backed Securities, Incorporated, Series 2007-AQ1, Class A2±	0.49	11/25/2036	243,000
4,700,000	Cabela's Master Credit Card Trust, Series 2008-4A, Class A2±††	3.29	09/15/2014	4,815,761
700,000	Capital Auto Receivable Asset Trust, Series 2008-1, Class A4B±	1.64	07/15/2014	708,316
1,281,907	Capital One Auto Finance Trust, Series 2007-A, Class A4±	0.31	11/15/2013	1,276,266
313,298	Capitalsource Commercial Loan Trust, Series 2007-1 Class A±	0.42	03/20/2017	289,801
3,800,000	Carmax Auto Owner Trust, Series 2008-2, Class A4B±	1.94	08/15/2013	3,870,794
4,700,000	Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A2±	0.49	02/25/2037	2,827,050
242,852	Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A2±††	0.47	05/20/2017	232,834
1,628,838	Centex Home Equity, Series 2006-A, Class AV3±	0.45	06/25/2036	1,459,048
5,400,000	Charming Shoppes Master Trust, Series 2007-1A, Class A1±††	1.54	09/15/2017	5,278,554

Consolidated Portfolio of Investments—September 30, 2010	Asset Allocation Trust 25

Principal	Security Name	Interest Rate	Maturity Date	Value
Asset Backed Securities (continued)
$25,855	Chase Funding Mortgage Loan Trust, Series 2003-3, Class 2A2±	0.83%	04/25/2033	$21,331
289,395	Citigroup Mortgage Loan Trust, Incorporated, Series 2003-HE3, Class A3±	0.67	12/25/2033	223,170
14,952	Citigroup Mortgage Loan Trust, Incorporated, Series 2004-OPT1, Class A1B±	0.70	10/25/2034	13,756
1,600,000	Citigroup Mortgage Loan Trust, Incorporated, Series 2006-HE3, Class A2C±	0.45	12/25/2036	592,000
800,000	Citigroup Mortgage Loan Trust, Incorporated, Series 2006-WFH4, Class A3±	0.15	11/25/2036	504,000
536,994	CLI Funding, LLC, Series 2006-1A, Class A±††	0.47	08/18/2021	453,760
1,700,000	CNH Equipment Trust, Series 2008-A, Class A4B±	2.24	08/15/2014	1,722,270
626,721	College Loan Corporation Trust, Series 2007-1, Class A1±	0.51	01/25/2023	625,969
2,600,000	College Loan Corporation Trust, Series 2007-2, Class A1±	0.75	01/25/2024	2,597,244
5,200,000	Countrywide Asset-Backed Certificate, Series 2006-BC3, Class 2A2±	0.43	02/25/2037	3,965,000
1,350,570	Countrywide Home Equity Loan Trust, Series 2007-E, Class A±	0.44	06/15/2037	607,757
1,478,595	Crest Exeter Street Solar, Series 2004-1A, Class A1±††	0.95	06/28/2019	1,301,163
3,000,000	Daimler Chrysler Auto Trust, Series 2008-B, Class A4A	5.32	11/10/2014	3,144,000
2,100,000	Daimler Chrysler Auto Trust, Series 2008-B, Class A4B±	2.15	11/10/2014	2,138,850
5,900,000	Dominos Pizza Master Issuer, LLC, Series 2007-1, Class A2††	5.26	04/25/2037	5,891,150
57,717	Equity One ABS, Incorporated, Series 2004-1, Class AV2±	0.59	04/25/2034	46,173
1,344,467	First Franklin Mortgage Loan Asset Backed Certificate, Series 2006-FF05, Class 2A3±	0.45	04/25/2036	860,459
900,000	Franklin Auto Trust, Series 2008-A, Class A4B±	2.24	05/20/2016	909,000
459,344	Fremont Home Loan Trust, Series 2006-A, Class 1A2±	0.48	05/25/2036	291,683
2,800,000	Fremont Home Loan Trust, Series 2006-B, Class 2A2±	0.45	08/25/2036	1,092,000
174,913	Fremont Home Loan Trust, Series 2006-B, Class 2A3±	0.39	08/25/2036	101,449
465,833	GE SeaCo Finance SRL, Series 2004-1A, Class A±††	0.59	04/17/2019	442,542
661,779	GMAC Mortgage Corporation Loan Trust, Series 2004-HE3, Class A3±	0.52	10/25/2034	337,176
117,871	Goal Capital Funding Trust, Series 2006-1, Class A1±	0.66	08/25/2020	117,576
195,052	Goal Capital Funding Trust, Series 2007-1, Class A1±	0.63	06/25/2021	194,466
39,320	GreenPoint Home Equity Loan Trust, Series 2004-1, Class A±	0.75	07/25/2029	21,204
45,630	GreenPoint Home Equity Loan Trust, Series 2004-4, Class A±	0.85	08/25/2030	25,774
66,622	GreenPoint Mortgage Funding Trust, Series 2005-HE4, Class 2A3C±	0.54	07/25/2030	64,738
599,951	GSC Partners CDO Fund, Limited, Series 2003-4A, Class A3±††	0.97	12/16/2015	545,955
419,904	GSC Partners CDO Fund, Limited, Series 2A, Class A±††	1.76	05/22/2013	361,118
2,876,690	Guggenheim Structured Real Estate Funding, Series 2005-2A, Class A±††	0.61	08/26/2030	2,099,984
1,473,341	Henderson Receivables, LLC, Series 2006-3A, Class A1±††	0.49	09/15/2041	1,276,569
2,115,526	Henderson Receivables, LLC, Series 2006-4A, Class A1±††	0.49	12/15/2041	1,935,210
333,333	Hertz Vehicle Financing, LLC, Series 2005-2, Class A5±††	0.54	11/25/2011	333,112
2,600,000	Household Credit Card Master Note Trust I, Series 2007-2, Class A±	0.84	07/15/2013	2,600,000
501,556	Household Home Equity Loan Trust, Series 2005-2, Class A2±	0.60	01/20/2035	435,727
480,953	Household Home Equity Loan Trust, Series 2005-3, Class A2±	0.58	01/20/2035	424,141
1,085,166	Household Home Equity Loan Trust, Series 2006-1, Class A1±	0.45	01/20/2036	962,407
4,249,091	JPMorgan Mortgage Acquisition Corporation, Series 2006-WMC4, Class A3±	0.41	12/25/2036	1,832,208
94,709	Lehman ABS Corporation, Series 2004-2, Class A±	0.73	06/25/2034	54,458
4,700,000	Marathon Real Estate CDO, Series 2006-1A, Class A1±††	0.62	05/25/2046	3,196,000
949,041	Master Second Lien Trust, Series 2006-1, Class A±	0.45	03/25/2036	123,375
322,243	MASTR Asset-Backed Securities Trust, Series 2005-FRE1, Class A4±	0.54	10/25/2035	306,937
451,040	MASTR Asset-Backed Securities Trust, Series 2006-AM3, Class A2±	0.42	10/25/2036	435,253
2,777,869	MASTR Asset-Backed Securities Trust, Series 2006-FRE2, Class A4±	0.44	03/25/2036	1,416,713
1,600,000	MASTR Asset-Backed Securities Trust, Series 2006-HE2, Class A3±	0.44	06/25/2036	592,000
3,194,059	MASTR Asset-Backed Securities Trust, Series 2006-HE3, Class A3±	0.44	08/25/2036	1,165,832
2,000,000	MASTR Asset-Backed Securities Trust, Series 2006-NC3, Class A4±	0.45	10/25/2036	750,000
340,963	Merrill Auto Trust Securitization, Series 2007-1, Class A4±	0.35	12/15/2013	340,860
1,000,000	Merrill Auto Trust Securitization, Series 2008-1, Class A4±	2.49	04/15/2015	1,016,300
794,986	Merrill Lynch Mortgage Investors, Series 2007-HE2, Class A2A±	0.41	02/25/2037	534,628
291,177	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2±	0.57	01/25/2047	187,081
113,492	Montana Higher Education Student Assistance Corporation, Series 2005-1, Class A±	0.65	06/20/2015	113,424
298,212	Morgan Stanley ABS Capital I, Series 2004-SD1, Class A±	0.69	08/25/2034	231,114
3,600,000	Morgan Stanley ABS Capital I, Series 2007-HE4, Class A2C±	0.52	02/25/2037	1,431,000

26 Asset Allocation Trust	Consolidated Portfolio of Investments—September 30, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Asset Backed Securities (continued)
$4,700,000	Morgan Stanley ACES SPC, Series 2005-15, Class A±††	1.01%	12/20/2010	$4,656,760
5,200,000	Morgan Stanley ACES SPC, Series 2006-13, Class A±††	0.90	06/20/2013	4,440,280
762,717	Morgan Stanley Home Equity Loans, Series 2007-2, Class A1±	0.39	04/25/2037	703,607
1,100,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A3±	0.44	11/25/2036	464,750
5,100,000	National City Credit Card Master Trust, Series 2008-3, Class A±	2.09	05/15/2013	5,139,831
320,042	National Collegiate Student Loan Trust, Series 2005-2, Class A2±	0.44	02/25/2026	318,442
715,159	National Collegiate Student Loan Trust, Series 2006-1, Class A2±	0.43	08/25/2023	697,280
1,000,000	NationStar Home Equity Loan Trust, Series 2006-B, Class AV3±	0.46	09/25/2036	777,344
1,100,000	Nelnet Student Loan Trust, Series 2005-2, Class A4±	0.69	12/23/2019	1,076,526
900,000	Nomura Home Equity Loan, Incorporated, Series 2006-HE3, Class 2A2±	0.44	07/25/2036	396,000
1,700,000	Paragon CDO, Limited, Series 2004-A1, Class A±††	1.16	10/20/2044	17,000
835,046	People's Choice Home Loan Securities Trust, Series 2005-4, Class 1A2±	0.55	12/25/2035	513,052
2,600,000	Prism Orso Trust, Series 2004-MAPL, Class CERT±	1.41	08/01/2011	2,317,380
224,313	Residential Asset Mortgage Products, Incorporated, Series 2005-RS8, Class A2±	0.58	10/25/2033	204,439
1,835,793	Residential Asset Mortgage Products, Incorporated, Series 2005-RS9, Class A13±	0.51	11/25/2035	1,254,177
827,528	Residential Asset Mortgage Products, Incorporated, Series 2006-SP1, Class A2±	0.48	09/25/2045	719,949
310,793	Residential Asset Securities Corporation, Series 2007-KS3, Class AI1±	0.40	04/25/2037	304,080
21,058	Residential Funding Mortgage Securities II, Series 2003-HS1, Class AII±	0.58	12/25/2032	9,364
1,904,349	Santander Drive Auto Receivables Trust, Series 2007-1, Class A4±	0.34	09/15/2014	1,878,202
2,887,969	Santander Drive Auto Receivables Trust, Series 2007-3, Class A4±	0.94	10/15/2014	2,875,666
26,092	Saxon Asset Securities Trust, Series 2004-1, Class A±	0.83	03/25/2035	19,043
613,586	Saxon Asset Securities Trust, Series 2006-3, Class A2±	0.40	10/25/2046	569,101
687,119	SBI Heloc Trust, Series 2001-1, Class A±	0.48	11/25/2035	415,226
800,000	Securitized Asset Backed Receivables, LLC, Series 2006-HE1, Class A2±	0.45	07/25/2036	302,000
272,624	Securitized Asset Backed Receivables, LLC, Series 2006-NC1, Class A2±	0.45	03/25/2036	235,138
257,988	Security National Mortgage Loan Trust, Series 2006-2A, Class A1±††	0.58	10/25/2036	252,828
428,008	Sierra Receivables Funding Corporation Series 2006-1A, Class A2±††	0.44	05/20/2018	404,424
343,142	Sierra Timeshare, Series 2007-1A, Class A2±	0.46	03/20/2019	321,267
1,634,436	Sierra Timeshare, Series 2007-2A, Class A2±	1.29	09/20/2019	1,541,840
345,333	Sierra Timeshare, Series 2008-1A, Class A2±	4.29	02/20/2020	360,441
891,860	SLM Student Loan Trust, Series 2007-B, Class A1±	0.66	09/15/2022	857,301
2,200,000	Specialty Underwriting & Residential Finance, Series 2006-BC3, Class A2C±	0.44	06/25/2037	993,960
996,128	Structured Asset Investment Loan Trust, Series 2006-1, Class A3±	0.49	01/25/2036	767,019
528,621	Structured Asset Securities Corporation, Series 2005-S6, Class A2±	0.58	11/25/2035	251,095
630,040	TCE Securities Corporation, Series 2006-HE3, Class A2B±	0.38	06/25/2036	604,839
13,813	The Money Store Business Loan Backed Trust, Series 1999-1, Class AN±	0.79	12/15/2022	12,086
2,019,302	TIB Card Receivables Fund±††	0.83	01/05/2014	1,655,827
300,000	Toll Road Investment Part II††¤	10.18	02/15/2030	44,637
4,200,000	Toll Road Investment Part II††¤	10.33	02/15/2037	302,232
7,200,000	Triad Auto Receivables Owner Trust, Series 2007-B, Class A4B±	1.50	07/14/2014	7,211,592
196,707	Wachovia Asset Securitization, Incorporated, Series 2004-HE1, Class A±	0.51	06/25/2034	169,199
1,300,000	Wachovia Auto Owner Trust, Series 2008-A, Class A4B±	1.44	03/20/2014	1,313,520
1,500,000	World Financial Network Credit Card Master Trust, Series 2006-A, Class A±††	0.42	02/15/2017	1,452,210
1,713,542	Yale Mortgage Loan Trust, Series 2007-1, Class A±	0.69	06/25/2037	179,922

Total Asset Backed Securities (Cost $149,197,461)				156,487,458

Collateralized Mortgage Obligations: 0.55%
2,325,003	Aire Valley Mortgage, Series 2006-1, Class A1±††	0.72	09/20/2066	1,899,992
83,225	Aire Valley Mortgage, Series 2007-1A, Class A2±††	0.70	03/20/2030	82,784
313,269	Bayview Commercial Asset Trust, Series 2004-1, Class A±	0.65	04/25/2034	247,483
445,827	Bayview Commercial Asset Trust, Series 2004-3, Class A1±††	0.66	01/25/2035	354,432
1,476,615	Bayview Commercial Asset Trust, Series 2005-4, Class A2±††	0.68	01/25/2036	959,800
940,588	Bayview Commercial Asset Trust, Series 2007-3, Class A1±††	0.53	07/25/2037	705,441
590,966	Bear Stearns Mortgage Funding Trust, Series 2007-SL2, Class 1A±	0.45	02/25/2037	64,061
4,200,294	Brunel Residential Mortgage, Series 2007-1A, Class A4C±††	0.61	01/13/2039	3,759,263

Consolidated Portfolio of Investments—September 30, 2010	Asset Allocation Trust 27

Principal	Security Name	Interest Rate	Maturity Date	Value
Collateralized Mortgage Obligations (continued)
$57,577	Chevy Chase Funding, LLC, Series 2003-4A, Class A1±††	0.63%	10/25/2034	$35,410
135,209	Chevy Chase Funding, LLC, Series 2004-1, Class A2±††	0.62	01/25/2035	84,506
71,494	Chevy Chase Funding, LLC, Series 2004-3, Class A2±††	0.59	08/25/2035	46,471
2,721,647	Citigroup/Deutsche Bank Commercial Mortgage, Series 2005-CD1, Class A2FL±	0.41	07/15/2044	2,687,627
311,833	CNL Commercial Mortgage Loan Trust, Series 2003-2, Class A1±††	0.73	10/25/2030	187,100
5,100,000	Commercial Mortgage Pass-Through Certificate, Series 2006-FL12, Class AJ±††	0.42	12/15/2020	3,672,000
1,021,529	Crusade Global Trust, Series 2006-1, Class A1±	0.57	07/20/2038	984,235
1,275,014	Crusade Global Trust, Series 2007-1, Class A1±	0.57	04/19/2038	1,228,184
1,938,680	G-Force, LLC, Series 2005-RR2, Class A2	5.16	12/25/2039	1,318,303
382,999	GE Business Loan Trust, Series 2004-1, Class A±††	0.58	05/15/2032	337,039
790,638	GE Business Loan Trust, Series 2005-2, Class A±	0.53	11/15/2033	648,323
296,584	Gracechurch Mortgage Funding plc, Series 1A, Class A2B±	0.58	10/11/2041	295,605
281,852	Granite Master Issuer plc, Series 2004-3, Class A1±	0.75	09/20/2044	263,672
552,445	Granite Master Issuer plc, Series 2006-2, Class A4±	0.33	12/20/2054	513,498
348,916	Granite Master Issuer plc, Series 2006-3, Class A3±	0.33	12/20/2054	324,491
245,152	Greenwich Capital Commercial Funding Corporation, Series 2006-FL4A, Class A1±††	0.39	11/05/2021	232,894
756,281	GS Mortgage Securities Corporation, Series 2007-EOP, Class A1±††	0.39	03/06/2020	733,592
800,000	GS Mortgage Securities Corporation, Series 2007-EOP, Class A2±††	0.43	03/06/2020	761,200
256,198	Interstar Millennium Trust, Series 2003-5G, Class A2±	1.10	09/27/2035	238,905
2,408,638	Interstar Millennium Trust, Series 2004-2G, Class A±	1.03	03/14/2036	2,194,510
472,675	Interstar Millennium Trust, Series 2005-1G, Class A±	0.75	12/08/2036	456,187
223,123	Interstar Millennium Trust, Series 2006-2GA, Class A2±	0.74	05/27/2038	203,867
658,877	JPMorgan Chase Commercial Mortgage Securities Corporation, Series 2006-FL1, Class A1B±††	0.41	02/15/2020	639,111
1,875,424	Kildare Securities, Limited, Series 2007-A1, Class A2±††	0.71	12/10/2043	1,795,155
297,000	Leek Finance plc, Series 16A, Class A2±††	0.77	09/21/2037	294,446
399,771	Leek Finance plc, Series 17A, Class A2B±††	0.75	12/21/2037	386,698
2,622,725	Lehman Brothers Small Balance Commercial, Series 2007-3A, Class A21±††	1.14	10/25/2037	2,045,726
312,332	Medallion Trust, Series 2005-1G, Class A1±	1.04	05/10/2036	302,942
844,318	Medallion Trust, Series 2006-1G, Class A1±	0.68	06/14/2037	802,722
335,086	Mellon Residential Funding Corporation, Series 2004-TBC1, Class A±††	0.54	02/26/2034	240,790
764,292	Paragon Mortgage plc, Series 07A, Class A1A±††	1.09	05/15/2034	654,787
1,533,970	Paragon Mortgage plc, Series 12A, Class A2C±††	0.99	11/15/2038	1,242,516
1,036,510	Paragon Mortgage plc, Series 14A, Class A2C±	0.73	09/15/2039	849,731
3,300,000	Permanent Master Issuer plc, Series 2006-1, Class 5A±	0.62	07/15/2033	3,206,610
1,200,000	Permanent Master Issuer plc, Series 2007-1, Class 4A±	0.59	10/15/2033	1,175,880
1,622,295	Puma Finance, Limited, Series G5, Class A1±††	0.82	02/21/2038	1,543,614
1,014,982	Structured Asset Securities Corporation, Series 2005-1, Class 1A±	0.54	02/25/2030	751,086
796,505	Structured Asset Securities Corporation, Series 2005-2, Class 1A±††	0.54	09/25/2030	581,449
1,297,870	Superannuation Members Home Loans Global Fund, Series 2007-1, Class A1±	0.70	06/12/2040	1,240,748
72,437	Superannuation Members Home Loans Global Fund, Series 6, Class A±	1.12	11/09/2035	71,858
130,783	Superannuation Members Home Loans Global Fund, Series 7, Class A1±	0.77	03/09/2036	127,738
153,135	Superannuation Members Home Loans Global Fund, Series 8, Class A1±	0.58	01/12/2037	147,469
2,863,182	Wachovia Bank Commercial Mortgage Trust, Series 2006-WHL7, Class±††	0.38	09/15/2021	2,634,127

Total Collateralized Mortgage Obligations (Cost $43,638,969)				46,256,078

Corporate Bonds & Notes: 0.02%

Financials: 0.02%
Real Estate Investment Trust: 0.02%
1,290,000	HCP, Incorporated	5.625	02/28/2013	1,364,175

Total Corporate Bonds & Notes (Cost $1,202,616)				1,364,175

Time Deposits: 0.27%
22,476,588	State Street Bank Euro Dollar Time Deposit	0.01	10/01/2010	22,476,588

Total Time Deposits (Cost $22,476,588)				22,476,588

28 Asset Allocation Trust	Consolidated Portfolio of Investments—September 30, 2010

Principal	Security Name		Interest Rate	Maturity Date	Value
Yankee Government Bonds: 0.08%
$350,000	Belize Aid ±(i)(a)		0.78%	01/01/2014	$344,805
4,276,297	Caribbean Housing Finance ±(i)(a)		1.03	03/30/2019	4,163,107
1,645,400	Jamaica Aid ±(i)(a)		0.80	10/01/2018	1,584,888
54,360	Morocco Aid ±(i)(a)		0.64	11/15/2014	53,329
195,817	Peru Aid ±(i)(a)		0.63	05/01/2014	192,249
150,001	Zimbabwe Aid ±(i)(a)		0.20	01/01/2012	148,437

Total Yankee Government Bonds (Cost $6,425,743)					6,486,815

Shares
Investment Companies: 97.23%

Asset Allocation: 4.22%
12,925,632	GMO Special Situations Fund, Class VI ß†				352,352,735

International Equity: 35.99%
74,587,935	GMO Emerging Markets Fund, Class VI ß				1,021,854,704
50,738,374	GMO International Core Equity Fund, Class VI ß				1,395,305,296
13,883,135	GMO International Growth Equity Fund, Class IV ß				299,320,400
13,841,393	GMO International Intrinsic Value Fund, Class IV ß				288,454,640
					3,004,935,040

International Fixed Income: 1.02%
8,710,739	GMO Emerging Country Debt Fund, Class IV ß				85,365,245

U.S. Equity: 27.07%
7,138,607	GMO Flexible Equities Fund, Class VI ß				122,427,102
112,131,272	GMO Quality Equity Fund, Class VI ß				2,138,343,352
					2,260,770,454

U.S. Fixed Income: 28.93%
144,024,451	GMO Alpha Only Fund, Class IV ß				699,958,833
5,234,251	GMO Asset Allocation Bond Fund, Class VI ß				140,120,901
58,192,249	GMO Domestic Bond Fund, Class VI ß				275,831,259
7,271,807	GMO Inflation Indexed Plus Bond Fund, Class VI ß				148,344,858
72,600,607	GMO Strategic Fixed Income Fund, Class VI ß				1,139,829,537
448,611	GMO U.S. Treasury Fund, Class IV ß				11,215,264
					2,415,300,652

Total Investment Companies (Cost $7,761,080,219)					8,118,724,126

Total Investments in Securities (Cost $7,984,218,299)*		100.03%			8,352,004,586

Other Assets and Liabilities, Net		(0.03)			(2,245,772)

Total Net Assets		100.00%			$8,349,758,814

Consolidated Portfolio of Investments—September 30, 2010	Asset Allocation Trust 29

††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

¤	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from accretion of discount at acquisition.

ß	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is the investment advisor to Asset Allocation Trust and the underlying fund.

†	Non-income producing security.

*	Cost for federal income tax purposes is $8,538,748,379 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,013,183,912
Gross unrealized depreciation	(1,199,927,705)

Net unrealized appreciation (depreciation)	$(186,743,793)
The accompanying notes are an integral part of these financial statements.

30 Asset Allocation Trust	Consolidated Statement of Assets and Liabilities—September 30, 2010

Assets
Investments
In affiliated investment company shares	$8,118,724,126
In unaffiliated securities	233,280,460

Total investments, at value (see cost below)	8,352,004,586
Cash	262,307
Dividends and interest receivable	190,102
Receivable for investments sold	3,404,659
Receivable from administrator	24,994
Other assets	84,677

Total assets	8,355,971,325

Liabilities
Payable for investments purchased	1,294
Payable for Trust shares redeemed	6,068,387
Accrued expenses and other liabilities	142,830

Total liabilities	6,212,511

Net Assets	$8,349,758,814

NET ASSETS REPRESENTED BY
Paid-in capital	$9,394,770,215
Overdistributed net investment income	(27,450,691)
Accumulated net realized losses on investments	(1,385,346,997)
Net unrealized gains on investments	367,786,287

Total net assets	$8,349,758,814

Shares outstanding (unlimited number of shares authorized)	730,708,309

Net asset value per share	$11.43

Total investments, at cost	$7,984,218,299
The accompanying notes are an integral part of these financial statements.

Consolidated Statements of Operations	Asset Allocation Trust 31

	Period Ended	Year Ended
	September 30, 2010[1]	December 31, 2009

Investment income
Dividends from affiliated investment company shares	$75,174,897	$177,729,675
Dividends	2,500	2,500
Interest	16,540,422	15,678,603

Total investment income	91,717,819	193,410,778

Expenses
Printing and postage expenses	10,743	10,454
Custodian and accounting fees	10,932	14,335
Professional fees	69,517	119,356

Total expenses	91,192	144,145

Less: Expense reimbursements	(91,192)	(144,145)

Net expenses	0	0

Net investment income	91,717,819	193,410,778

NET REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS

Net realized gains or losses on:
Unaffiliated securities	3,062,781	8,699,286
Sale of affiliated investment company shares	(102,473,090)	(639,620,824)
Capital gain distributions from affiliated investment company shares	1,967,885	30,167,474

Net realized losses on investments	(97,442,424)	(600,754,064)

Net change in unrealized gains or losses on investments:
Unaffiliated securities	8,112,391	47,689,340
Affiliated investment company shares	319,638,443	2,083,874,279

Net change in unrealized gains or losses on investments	327,750,834	2,131,563,619

Net realized and unrealized gains or losses on investments	230,308,410	1,530,809,555

Net increase in net assets resulting from operations	$322,026,229	$1,724,220,333

1.	For the nine months ended September 30, 2010. The Trust changes its fiscal year end from December 31 to September 30, effective September 30, 2010.
The accompanying notes are an integral part of these financial statements.

32 Asset Allocation Trust	Consolidated Statements of Changes in Net Assets

	Period Ended	Year Ended	Year Ended
	September 30,	December 31,	December 31,
	2010[1]	2009	2008

Operations
Net investment income	$91,717,819	$193,410,778	$682,424,481
Net realized losses on investments	(97,442,424)	(600,754,064)	(541,310,011)
Net change in unrealized gains or losses on investments	327,750,834	2,131,563,619	(2,498,658,881)

Net increase (decrease) in net assets resulting from operations	322,026,229	1,724,220,333	(2,357,544,411)

Distributions to shareholders from
Net realized gains	0	0	(350,846,292)

	Shares		Shares		Shares

Transactions in investors’ beneficial interest
Proceeds from contributions	4,908,425	53,939,984	15,150,895	155,279,775	27,597,502	286,571,851
Reinvestment of distributions	0	0	0	0	32,881,564	350,846,292
Payment for redemptions	(60,801,225)	(661,264,881)	(72,145,031)	(644,259,760)	(212,013,716)	(2,045,935,175)

Net decrease in net assets resulting from transactions in investors’ beneficial interest		(607,324,897)		(488,979,985)		(1,408,517,032)

Total increase (decrease) in net assets		(285,298,668)		1,235,240,348		(4,116,907,735)

Net Assets
Beginning of period		8,635,057,482		7,399,817,134		11,516,724,869

End of period		$8,349,758,814		$8,635,057,482		$7,399,817,134

Overdistributed net investment income		$(27,450,691)		$0		$0

1.	For the nine months ended September 30, 2010. The Trust changes its fiscal year end from December 31 to September 30, effective September 30, 2010.
The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

34 Asset Allocation Trust	Consolidated Financial Highlights

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net	Distributions
	Value Per	Investment		Gain (Loss)	Investment	from Net
	Share	Income		on Investments	Income	Realized Gains

January 1, 2010 to September 30, 2010[1]	$10.98	0.12	[4]	0.33	0.00	0.00
January 1, 2009 to December 31, 2009	$8.77	0.24		1.97	0.00	0.00
January 1, 2008 to December 31, 2008	$11.57	0.70	[4]	(3.15)	0.00	(0.35)
January 1, 2007 to December 31, 2007	$11.57	0.42		0.47	(0.29)	(0.60)
January 1, 2006 to December 31, 2006	$10.77	0.36	[4]	0.97	(0.36)	(0.17)
September 16, 2005[2] to December 31, 2005[3]	$10.93	0.24	[4]	0.03	(0.23)	(0.20)

1.	For the nine months ended September 30, 2010. The Trust changes its fiscal year end from December 31 to September 30, effective September 30, 2010.

2.	Commencement of operations.

3.	Certain information for the period ended December 31, 2005 has been adjusted to maintain the historical tax cost of the underlying investments of the Trust. These adjustments have no impact to the net assets of the Trust.

4.	Calculated based on average shares outstanding during the period.

5.	Excludes expenses incurred indirectly through investment in underlying funds.

6.	Portfolio turnover rates presented for periods of less than one year are not annualized.

7.	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Consolidated Financial Highlights	Asset Allocation Trust 35

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses[5]	Expenses[5]	Return[7]	Rate[6]	(000’s omitted)

$11.43	1.48%	0.00%	0.00%	4.10%	15%	$8,349,759
$10.98	2.48%	0.00%	00.0%	25.20%	22%	$8,635,057
$8.77	6.78%	0.00%	00.0%	(21.71)%	63%	$7,399,817
$11.57	3.69%	0.00%	00.0%	7.96%	55%	$11,516,725
$11.57	3.19%	0.00%	00.0%	12.34%	19%	$10,269,513
$10.77	7.64%	0.00%	00.0%	2.51%	5%	$7,731,034

36 Asset Allocation Trust	Notes to Consolidated Financial Statements
1. ORGANIZATION
Asset Allocation Trust was organized as a statutory trust under the laws of the state of Delaware on June 14, 2005 and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. Asset Allocation Trust issues its shares of beneficial interest solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. Asset Allocation Trust is only offered to Wells Fargo Advantage Asset Allocation Fund, a diversified series of Wells Fargo Funds Trust, an open-end, management investment company, which was organized as a Delaware statutory trust on March 10, 1999.
Asset Allocation Trust operates as a “fund-of-funds” which primarily invests in shares of GMO-managed open-end mutual funds (“underlying funds”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.
Asset Allocation Trust owns 100% of GMO Fixed Income Fund I, LLC (“GMO LLC”). The consolidated financial statements include the accounts of Asset Allocation Trust and GMO LLC (together referred to as the “Trust”), including the holdings of GMO LLC.
GMO LLC was organized on November 7, 2008 as a limited liability company to provide investors a managed investment in securities of any kind, including, without limitation, asset-backed securities and other fixed income investments. GMO LLC may also hold cash and cash equivalents.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Management has considered the circumstances under which the Trust should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Valuation of investments
Investments in the underlying open-end mutual funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Securities are valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.
Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.
Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Trust to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Investment transactions and income recognition
Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

Notes to Consolidated Financial Statements	Asset Allocation Trust 37
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the consolidated Statement of Assets and Liabilities:

	Accumulated Net
Overdistributed Net	Realized Losses
Investment Income	on Investments	Paid-in Capital
$(119,168,510)	$(8,338,161)	$127,506,671
Federal and other taxes
The Trust intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Trust’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.
As of September 30, 2010, the Trust had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $833,222,569 with $776,526,428 expiring in 2017, and $56,696,141 expiring in 2018.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Trust’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Trust’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

			Significant
		Significant Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Investment company shares	$7,766,371,391	$352,352,735	$0	$8,118,724,126
Asset-backed securities	0	26,070,185	130,417,273	156,487,458
Collateralized mortgage obligations	0	0	46,256,078	46,256,078
Corporate bonds and notes	0	0	1,364,175	1,364,175
Yankee government bonds	0	0	6,486,815	6,486,815
Agency Securities	0	209,346	0	209,346
Time deposit	0	22,476,588	0	22,476,588
	$7,766,371,391	$401,108,854	$184,524,341	$8,352,004,586

38 Asset Allocation Trust	Notes to Consolidated Financial Statements
Further details on the major security types listed above can be found in the Consolidated Portfolio of Investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

		Asset-	Collateralized	Corporate
	Preferred	backed	Mortgage	bonds	Yankee
	Stocks	securities	Obligations	and notes	Government	Totals
Balance as of December 31, 2009	$90,000	$166,527,698	$54,502,636	$1,297,314	$7,064,672	$229,482,320
Realized gains or losses	(2,398)	6,019,252	1,891,421	0	32,625	7,940,900
Change in unrealized gains or losses	68,808	5,135,609	2,516,191	43,347	195,356	7,959,311
Amortization	0	7,695,520	196,025	23,514	24,560	7,939,619
Net purchases (sales)	(156,410)	(54,960,806)	(12,850,195)	0	(830,398)	(68,797,809)
Transfers in and/or out of Level 3	0	0	0	0	0	0
Balance as of September 30, 2010	$0	$130,417,273	$46,256,078	$1,364,175	$6,486,815	$184,524,341
Change in unrealized gains or losses included in earnings relating to securities still held at September 30, 2010	$0	$13,340,012	$2,905,601	$66,861	$209,712	$16,522,186
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), a private company founded in 1977, is the investment advisor to the Trust. GMO also serves as investment advisor to each of the underlying funds. GMO does not receive a fee from the Trust for its advisory services. However, the Trust incurs fees and expenses indirectly as a shareholder of the underlying GMO–managed funds, including its indirect share of management or other fees paid to GMO.
Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), serves as the administrator to the Trust. As administrator, Funds Management provides the Trust with facilities, equipment and personnel. Funds Management receives no compensation from the Trust for its services. Prior to August 25, 2010, Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, served as administrator to the Trust and also did not receive any compensation for its services. During the nine months ended September 30, 2010, Funds Management and EIMC voluntarily reimbursed the Trust for expenses in the amount of $91,192.
Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, was the transfer and dividend disbursing agent for the Trust. The Trust did not pay a transfer agency fee.
5. INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of investments (excluding short-term securities) were $1,243,373,762 and $1,498,057,612, respectively, for the nine month ended September 30, 2010.
6. INVESTMENTS IN AFFILIATES
A summary of the Trust’s transactions in shares of affiliates during the nine months ended September 30, 2010 were as follows:

	Value,		Proceeds			Value,
	Beginning	Cost of	from	Dividend	Capital Gains	End of
Affiliate	of Period	Purchases	Sales	Income	Distributions	Period
GMO Alpha Only Fund	$549,971,383	$203,076,047	$40,553,729	$0	$0	$699,958,833
GMO Asset Allocation Bond Fund	467,265,765	122,875,541	457,915,706	3,591,594	1,537,743	140,120,901
GMO Domestic Bond Fund	370,684,625	1	0	2,446,047	0	275,831,259
GMO Emerging Country Debt Fund	68,731,224	3,181,011	0	3,181,011	0	85,365,245
GMO Emerging Markets Fund	685,010,584	300,448,436	78,547,919	0	0	1,021,854,704

Notes to Consolidated Financial Statements	Asset Allocation Trust 39

	Value,		Proceeds			Value,
	Beginning	Cost of	from	Dividend	Capital Gains	End of
Affiliate	of Period	Purchases	Sales	Income	Distributions	Period
GMO Flexible Equities Fund	$132,574,463	$0	$897,864	$0	$0	$122,427,102
GMO Inflation Indexed Plus Bond Fund	135,034,103	0	4,682,651	0	0	148,344,858
GMO International Core Equity Fund	1,053,401,579	372,512,453	73,627,756	6,584,164	0	1,395,305,296
GMO International Growth Equity Fund	311,741,600	1,201,736	26,113,398	965,481	0	299,320,400
GMO International Intrinsic Value Fund	301,970,614	4,007,097	18,923,144	1,125,481	0	288,454,640
GMO International Small Companies Fund	156,494,366	1,547,777	155,543,197	1,505,873	430,142	0
GMO Special Situation Fund	148,419,482	205,021,075	2,425,656	0	0	352,352,735
GMO Strategic Fixed Income Fund	1,172,499,810	0	0	30,281,822	0	1,139,829,537
GMO U.S. Quality Equity Fund	2,722,746,140	29,446,615	553,844,390	25,464,654	0	2,138,343,352
GMO U.S. Treasury Fund	50,060,098	55,973	38,881,585	28,770	0	11,215,264
	$8,326,605,836	$1,243,373,762	$1,451,956,995	$75,174,897	$1,967,885	$8,118,724,126
7. DISTRIBUTIONS TO SHAREHOLDERS
As of September 30, 2010, the components of distributable earnings on a tax basis are shown on the table below.

Unrealized	Capital
Appreciation	Loss
(Depreciation)	Carryforward
$(211,788,832)	$(833,222,569)

40 Asset Allocation Trust	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF
ASSET ALLOCATION TRUST:
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Asset Allocation Trust (the “Trust”) as of September 30, 2010, and the related consolidated statements of operations for the period then ended and the year ended December 31, 2010, consolidated statements of changes in net assets for the period then ended and the two years ended December 31, 2009, and the consolidated financial highlights for the periods presented. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Allocation Trust as of September 30, 2010, the results of its operations for the period then ended and the year ended December 31, 2009, changes in its net assets for the period then ended and the two years ended December 31, 2009, and the consolidated financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 29, 2010

Additional Information (Unaudited)	Wells Fargo Advantage Asset Allocation Trust 41
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Trust designates $33,889,575 of its ordinary income dividends distributed during the nine months ended September 30, 2010, as qualifying for the corporate dividend-received reduction.
Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Trust designates $47,251,585 from income dividends paid during the nine months ended September 30, 2010 as qualified dividend income.

42 Wells Fargo Advantage Asset Allocation Fund	Additional Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund is publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	None

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	None

Leroy Keith, Jr.[3] (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee, Phoenix Fund Complex and Director, Diversapack Co. (packaging company). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/09)

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	None

Additional Information (Unaudited)	Wells Fargo Advantage Asset Allocation Fund 43

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	None

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	None

Michael S. Scofield[3] (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	None

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	None
Officers

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.	None

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.	None

Kasey Phillips[4] (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.	None

David Berardi[5] (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.	None

Jeremy DePalma[5] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration form 2005 to 2010.	None

44 Wells Fargo Advantage Asset Allocation Fund	Additional Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.	None

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

2.	Length of service dates reflects a Trustee’s commencement of service with the Trust’s predecessor entities.

3.	Effective July 9, 2010.

4.	Effective November 1, 2009.

5.	Treasurer during the period from June 1, 2009 to October 31, 2009. Assistant Treasurer effective November 1, 2009.

List of Abbreviations	Wells Fargo Advantage Asset Allocation Fund 45
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BART	— Bay Area Rapid Transit
BRL	— Brazil Real
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REITS	— Real Estate Investment Trusts
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TBA	— To Be Announced
TRAN	— Tax Revenue Anticipation Notes
TRY	— Turkish Lira
USD	— United States Dollar
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	127192 11-10
AAAF/AR137 09-10

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Contents

Letter to Shareholders	2

Performance Highlights	4

Fund Expenses	8

Portfolio of Investments	9

Financial Statements
Statement of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	24

Other Information	25

List of Abbreviations	29
The views expressed are as of September 30, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Diversified Capital Builder Fund.
NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

WELLS FARGO
INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit www.wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $230 billion in assets under management, as of September 30, 2010.
Equity Funds
Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund†
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund†
Enterprise Fund†
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund†
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund†
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund

Bond Funds
Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

Asset Allocation Funds
Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation      Portfolio†
WealthBuilder Equity Portfolio†
WealthBuilder Growth Allocation      Portfolio†
WealthBuilder Growth Balanced      Portfolio†
WealthBuilder Moderate Balanced      Portfolio†
WealthBuilder Tactical Equity Portfolio†
Target Today Fund†
Target 2010 Fund†
Target 2015 Fund†
Target 2020 Fund†
Target 2025 Fund†
Target 2030 Fund†
Target 2035 Fund†
Target 2040 Fund†
Target 2045 Fund†
Target 2050 Fund†

Money Market Funds
100% Treasury Money Market Fund
California Municipal Money Market Fund
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund†
Minnesota Money Market Fund
Money Market Fund
Municipal Cash Management Money      Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
New Jersey Municipal Money Market      Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market      Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund

Variable Trust Funds1
VT Core Equity Fund
VT Discovery Fund†
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund†
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage Diversified Capital Builder Fund	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The period was marked by growing optimism, as signs continued to emerge that the worst of the economic crisis may have passed
Dear Valued Shareholder:
We are pleased to introduce you to Wells Fargo Advantage Funds. You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. Many of our shareholders received an annual report less than 12 months ago. The reason for this is that with the merger of the Wells Fargo Advantage Funds and the Evergreen Funds in July of 2010, we are in the process of re-aligning the fiscal year-end dates of our funds. Going forward, shareholder reports for the Wells Fargo Advantage Diversified Capital Builder Fund will be based on fiscal year-end of September 30th.
Following is your annual report for the Wells Fargo Advantage Diversified Capital Builder Fund for the period that ended September 30, 2010. The period was marked by growing optimism, as signs continued to emerge that the worst of the economic crisis may have passed. Despite a summer pullback on concerns about a potential sovereign debt crisis in Europe, global stock markets soon recovered and ended the period with solid gains.
Solid economic reports helped support a market rally.
The market rally started even before the period began as investors took heart from several better-than-expected economic reports. Economic numbers leading up to the reporting period supported the case for a slow recovery. After four quarters of sequential declines, real gross domestic product (GDP) showed positive growth for the third quarter of 2009, advancing by 1.6%. Real GDP continued to show positive, if slower, sequential growth through the third quarter of 2010.
Entering the six-month period, international news supported the moderately positive outlook, with the two largest eurozone economies, France and Germany, showing modest growth. In mid-2010, though, investors became concerned about the possibility that eurozone member Greece would default on its sovereign debt, sparking increased concerns about the debt burdens of other member states such as Portugal, Italy, and Spain and causing weakness in the euro. After the eurozone put together a bailout package for Greece and took steps to shore up its banks, investor confidence returned. Growth showed signs of accelerating in 2010, with Germany posting a 2.2% growth rate in the second quarter of the year, which helped offset a contraction in Greece and push the entire eurozone to 1% growth.
Governments maintained an active role in the worldwide economy, aiding the tentative economic recovery.
Both the European Central Bank (ECB) and the Federal Reserve Board kept their key interest rates at low levels (1% for the ECB; effectively zero for the Federal Reserve), continued to provide cash to banks, and purchased debt securities backed by mortgages in order to support the financial system.
As signs accumulated that the economy might be stabilizing, the U.S. government began to dial down its intervention. In early 2010, the Federal Reserve announced that it would stop buying mortgage-backed securities at the end of March. The Fed also raised its discount rate—which applies to bank borrowing from the central bank—by 0.25% to 0.75%, while keeping the more important federal funds rate undisturbed. By September, however, many market participants began to believe that the Fed was preparing a second round of quantitative easing, in which it would buy government bonds in order to provide market liquidity.

Letter to Shareholders	Wells Fargo Advantage Diversified Capital Builder Fund 3
Within the eurozone, the economic picture was mixed but leaning toward positive. The ongoing problems in Greece eventually led to a $146 billion joint eurozone/International Monetary Fund (IMF) bailout. Moreover, investors continued to worry about the fiscal health of southern European economies such as Portugal and Spain. However, the larger countries such as France and Germany showed signs of stabilization and even growth.
Bond markets rallied in a volatile period for stocks.
The sovereign debt crisis in Europe led to widespread stock market volatility. Bonds posted gains, though. Longer-term government and corporate bonds continued to benefit from relatively low interest rates. High-yield bonds, which posted losses during the depth of the credit crisis, continued to benefit from improved economic conditions.
Many variables are at work in the market.
The full effect of the ongoing credit crisis remains unknown. Growing unemployment and debt defaults continue to pressure consumers and businesses alike.
As a whole, Wells Fargo Advantage Funds® represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.
Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222, 24 hours a day, 7 days a week.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds
The sovereign debt crisis in Europe led to widespread stock market volatility.

4 Wells Fargo Advantage Diversified Capital Builder Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified Capital Builder Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term total return, consisting of capital appreciation and current income.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Margaret D. Patel
FUND INCEPTION
September 11, 1935
PERFORMANCE SUMMARY
6-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010
(EXCLUDING SALES CHARGES)

6 Month
Class A	1.21%
Diversified Capital Builder Blended Index[1]	0.85%
BofA Merrill Lynch High Yield Master Index[2]	6.73%
Russell 1000® Index[3]	(1.21%)
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site —www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.21% and 1.22%, respectively. The investment adviser has contractually committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual cap at 1.20% excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT4
(AS OF SEPTEMBER 30, 2010)

1.	Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed of the following indexes: Russell 1000® Index (75%) and BofA Merrill Lynch High Yield Master Index (25%). You cannot invest directly in an index.

2.	BofA Merrill Lynch High Yield Master Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index.

3.	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund 5
Wells Fargo Advantage Diversified Capital Builder Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	For the six-month period that ended September 30, 2010, the Fund modestly outperformed the Diversified Capital Builder Blended Index.

▪	During the period, the Russell 1000® Index declined by 1.21%. By contrast, virtually all sectors of the fixed-income market, both high-yield and investment-grade, scored moderate gains from a combination of interest income plus capital appreciation as interest rates fell.

▪	The Fund outperformed the Diversified Capital Builder Blended Index primarily because it was underweight in stocks during a stock market decline.
The Fund’s underweight in stocks aided returns versus the benchmark.
Our strategy to underweight stocks and overweight bonds was based on our belief that as the economy decelerated in the second half of 2010, stocks were likely to have muted appreciation potential. In contrast, we believed that high-yield bonds were likely to experience modest capital appreciation, in addition to providing relatively solid income, as their yields moved closer to those of U.S. Treasury bonds.
The Fund’s relative underweight to stocks aided performance during the period, as the Russell 1000® Index lost 1.21% during the period. Within the Fund’s stock portfolio, eliminating our financials exposure early in the period contributed to relative performance, as most financials stocks subsequently declined. In the materials sector, the Fund’s steel and coal company holdings declined, detracting from relative results, but the Fund’s investment in Praxair Inc., an industrial gases company, was a relative contributor. In telecommunication services, American Tower Corporation outperformed, but Global Crossing Ltd. detracted due to slower-than-expected revenue growth. Our holdings of utilities stocks also contributed to results; these stocks were sold later in the period. The Fund’s industrials stocks mostly rose on optimism about increased manufacturing activity, as well as higher capital expenditures from customers seeking to upgrade or expand facilities. Emerson Electric Company and AMETEK Inc. both were notable contributors to performance. Within the energy sector, we reduced our holdings of positions in the energy services industry and therefore avoided the subsequent underperformance in this area over the following few months.

TEN LARGEST HOLDINGS[5]
(AS OF SEPTEMBER 30, 2010)
Freeport-McMoRan Copper & Gold Incorporated Class B	4.59%
Huntsman International LLC	4.48%
EMC Corporation	3.99%
Kinder Morgan Energy Partners, LP	3.39%
Celanese Corporation Class A	2.76%
Baldor Electric Company	2.56%
Cliffs Natural Resources Incorporated	2.52%
Actuant Corporation	2.45%
Murray Energy Corporation	2.30%
Frontier Communications	2.29%

4.	The chart compares the performance of the Wells Fargo Diversified Capital Builder Fund Class A and Institutional Class shares for the most recent ten years with the Diversified Capital Builder Blended Index, BofA Merrill Lynch High Yield Master Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A and Institutional Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

5.	The ten largest holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

6 Wells Fargo Advantage Diversified Capital Builder Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified Capital Builder Fund (continued)
PORTFOLIO ALLOCATION6
(AS OF SEPTEMBER 30, 2010)
Our underweight in stocks led to a corresponding overweight in bonds. We were hopeful that a combination of low rates for U.S. Treasury bonds, slightly improved economic conditions, and declining default rates would provide a favorable environment for high-yield bonds. We therefore used proceeds from our stock sales to purchase high-yield bonds. We also sold high-yield bonds that, in our view, offered relatively low yields and limited potential for capital appreciation and reinvested the proceeds in what we believed were more attractive offerings. Newly established or increased holdings included Mylan Inc., Huntsman Corporation, and Koppers Holdings Inc. Our high-yield bond investments collectively aided relative returns versus the benchmark.
Our outlook is one of cautious optimism.
We believe that both the stock and the bond markets are likely to deliver positive, albeit muted, returns over the next few quarters, reflecting below-average economic growth with little inflation, against a backdrop of large government deficits and continued high domestic unemployment.
We believe that the best investment opportunities will likely come from those companies that derive a significant portion of their revenues from the rapidly growing emerging markets economies. In addition, some parts of the domestic economy may well experience above-average growth, such as companies that have proprietary technology aimed at improving efficiency, lowering energy costs, or meeting new environmental standards, to name a few.

6.	Portfolio allocation is subject to change and is calculated based on the total investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund 7
Wells Fargo Advantage Diversified Capital Builder Fund (continued)
AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[8]
	Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[9]
Class A (EKBAX)	1/20/1998	(4.65)	5.68	(1.69)	(0.49)	1.21	12.27	(0.51)	0.10	1.22%	1.21%
Class B (EKBBX)**	9/11/1935	(4.17)	6.37	(1.44)	(0.43)	0.83	11.37	(1.15)	(0.43)	1.97%	1.96%
Class C (EKBCX)	1/22/1998	(0.33)	10.44	(1.24)	(0.64)	0.67	11.44	(1.24)	(0.64)	1.97%	1.96%
Administrator Class (EKBDX)	7/30/2010					1.26	12.43	(0.38)	0.18	1.06%	0.96%
Institutional Class (EKBYX)	1/26/1998					1.32	12.59	(0.22)	0.35	0.79%	0.79%
Diversified Capital Builder Blended Index[1]						0.85	12.86	2.78	1.92
BofA Merrill Lynch High Yield Master Index[2]						6.73	18.43	8.18	7.96
Russell 1000® Index[3]						(1.21)	10.75	0.86	(0.21)

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period. Performance shown without sales charges would be lower if sales charges were reflected. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, high yield risk securities and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

7.	Performance shown for the Administrator Class prior to its inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the fund’s predecessor, Evergreen Diversified Capital Builder Fund.

8.	Reflects the expense ratios as stated in the July 12, 2010 prospectus, and for the Administrator Class, the July 30, 2010 prospectus.

9.	Effective July 12, 2010, for the Class A, Class B, Class C and Institutional Class shares and July 30, 2010, for the Administrator Class shares, the investment adviser has contractually committed through July 9, 2013 for the Institutional Class shares, and July 11, 2013, for the remaining share classes, to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio at 1.20% for Class A shares, 1.95% for Class B and C shares, 0.95% for Administrator Class shares and 0.78% for Institutional Class shares, excluding acquired fund fees and certain other expenses. Without these waivers and/or reimbursements, the Fund’s returns would have been lower.

8 Wells Fargo Advantage Diversified Capital Builder Fund	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2010 to September 30, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	04-01-2010	09-30-2010	the Period[1]	Expense Ratio
Class A
Actual	$1,000.00	$1,012.08	$5.80	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Class B
Actual	$1,000.00	$1,008.32	$9.52	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.55	1.89%
Class C
Actual	$1,000.00	$1,006.65	$9.56	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60	1.90%
Administrator Class
Actual	$1,000.00	$1,012.65	$4.99	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01	0.99%
Institutional Class
Actual	$1,000.00	$1,013.19	$4.19	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20	0.83%

1.	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Diversified Capital Builder Fund 9

Shares	Security Name	Value
Common Stocks: 65.89%

Consumer Staples: 3.15%

Food Products: 0.36%
35,000	Bunge Limited«	$2,070,600

Household Products: 2.79%
30,000	Church & Dwight Company Incorporated«	1,948,200
200,000	Kimberly-Clark Corporation«	13,010,000
20,000	Procter & Gamble Company	1,199,400

		16,157,600

Energy: 13.67%

Energy Equipment & Services: 0.61%
40,000	Cameron International Corporation†	1,718,400
40,000	National Oilwell Varco Incorporated«	1,778,800

		3,497,200

Oil, Gas & Consumable Fuels: 13.06%
125,000	Alpha Natural Resources Incorporated	5,143,750
335,000	Cenovus Energy Incorporated	9,637,950
125,000	CONSOL Energy Incorporated	4,620,000
350,000	EnCana Corporation	10,580,500
345,000	Kinder Morgan Energy Partners LP	23,632,500
60,000	Occidental Petroleum Corporation	4,698,000
140,000	Patriot Coal Corporation«†	1,597,400
220,000	Peabody Energy Corporation«	10,782,200
150,000	Suncor Energy Incorporated	4,882,500

		75,574,800

Financials: 1.18%

Real Estate Investment Trusts: 1.18%
50,000	Saul Centers Incorporated	2,097,500
150,000	Washington Real Estate Investment Trust«	4,759,500

		6,857,000

Health Care: 5.63%

Health Care Equipment & Supplies: 1.71%
50,000	C.R. Bard Incorporated«	4,071,500
120,000	Gen-Probe Incorporated«	5,815,200

		9,886,700

Health Care Providers & Services: 0.30%
60,000	Owens & Minor Incorporated«	1,707,600

Life Sciences Tools & Services: 3.62%
75,000	Beckman Coulter Incorporated«	3,659,250
90,000	Bio-Rad Laboratories Incorporated Class A†	8,145,900
110,000	Illumina Incorporated«	5,412,000
80,000	Life Technologies Corporation†	3,735,200

		20,952,350

10 Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of Investments—September 30, 2010

Shares	Security Name	Value
Industrials: 7.45%

Aerospace & Defense: 0.08%
8,000	Esterline Technologies Corporation	$457,840

Electrical Equipment: 3.65%
55,000	AMETEK Incorporated	2,627,350
60,000	A.O. Smith Corporation«	3,473,400
285,000	Emerson Electric Company«	15,008,100

		21,108,850

Machinery: 3.72%
15,000	Bucyrus International Incorporated«	1,040,250
150,000	Donaldson Company Incorporated«	7,069,500
100,000	Flowserve Corporation	10,942,000
70,000	IDEX Corporation«	2,485,700

		21,537,450

Information Technology: 11.13%

Communications Equipment: 2.91%
110,000	F5 Networks Incorporated«	11,419,100
120,000	QUALCOMM Incorporated	5,414,400

		16,833,500

Computers & Peripherals: 4.81%
1,370,000	EMC Corporation«	27,824,700

Electronic Equipment & Instruments: 3.41%
280,000	Amphenol Corporation Class A«	13,714,400
235,000	FLIR Systems Incorporated«	6,039,500

		19,753,900

Materials: 19.22%

Chemicals: 7.71%
600,000	Celanese Corporation Class A	19,260,000
20,000	FMC Corporation	1,368,200
100,000	Kooper Holdings Incorporated	2,687,000
200,000	Monsanto Company	9,586,000
130,000	Praxair Incorporated	11,733,800

		44,635,000

Containers & Packaging: 1.12%
110,000	Greif Incorporated Class A«	6,472,400

Metals & Mining: 10.39%
275,000	Cliffs Natural Resources Incorporated	17,578,000
375,000	Freeport-McMoRan Copper & Gold Incorporated Class B	32,021,250
80,000	Nucor Corporation	3,056,000
170,000	Steel Dynamics Incorporated	2,398,700
115,000	United States Steel Corporation«	5,041,600

		60,095,550

Telecommunication Services: 3.58%

Diversified Telecommunication Services: 3.58%
300,000	American Tower Corporation Class A«	15,378,000
415,000	Global Crossing Limited†	5,336,900

		20,714,900

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Diversified Capital Builder Fund 11

Shares	Security Name			Value
Utilities: 0.88%

Gas Utilities: 0.88%
290,000	Questar Corporation«			$5,083,700

Total Common Stocks (Cost $381,926,430)				381,221,640

Principal		Interest Rate	Maturity Date
Corporate Bonds & Notes: 33.97%

Energy: 6.20%

Oil, Gas & Consumable Fuels: 6.20%
$10,700,000	CONSOL Energy Incorporated††	8.25%	04/01/2020	11,689,750
15,440,000	Murray Energy Corporation††	10.25	10/15/2015	16,019,000
9,100,000	Patriot Coal Corporation	3.25	05/31/2013	8,167,250

				35,876,000

Financials: 0.04%

Consumer Finance: 0.04%
250,000	Qwest Capital Funding Incorporated	6.50	11/15/2018	250,000

Health Care: 1.30%

Pharmaceuticals: 1.30%
7,000,000	Mylan Incorporated††	7.88	07/15/2020	7,498,750

Industrials: 7.69%

Electrical Equipment: 7.69%
16,750,000	Actuant Corporation	6.88	06/15/2017	17,085,000
16,705,000	Baldor Electric Company	8.63	02/15/2017	17,874,350
2,800,000	General Cable Corporation	1.00	10/15/2012	2,453,500
7,000,000	General Cable Corporation	7.13	04/01/2017	7,105,000

				44,517,850

Materials: 10.96%

Chemicals: 8.26%
30,200,000	Huntsman International LLC	8.63	03/15/2020	31,257,000
3,390,000	Huntsman International LLC††	8.63	03/15/2021	3,508,650
12,500,000	Koppers Incorporated	7.88	12/01/2019	13,031,250

				47,796,900

Metals & Mining: 2.70%
2,000,000	Steel Dynamics Incorporated††	7.63	03/15/2020	2,075,000
13,000,000	United States Steel Corporation	7.38	04/01/2020	13,552,500

				15,627,500

Telecommunication Services: 3.79%

Diversified Telecommunication Services: 3.79%
5,400,000	Frontier Communications Corporation	8.13	10/01/2018	5,899,500
14,500,000	Frontier Communications Corporation	8.50	04/15/2020	16,004,375

				21,903,875

12 Wells Fargo Advantage Diversified Capital Builder Fund	Portfolio of Investments—September 30, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Utilities: 3.99%

Independent Power Producers & Energy Traders: 3.99%
$8,935,000	AES Corporation	8.00%	06/01/2020	$9,694,475
9,500,000	NRG Energy Incorporated	7.38	02/01/2016	9,773,125
3,500,000	NRG Energy Incorporated	7.38	01/15/2017	3,587,500

				23,055,100

Total Corporate Bonds & Notes (Cost $186,112,825)				196,525,975

Shares		Yield
Short-Term Investments: 20.74%

Investment Companies: 20.74%
120,022,635	Wells Fargo Securities Lending Cash Investments LLC(l)(u)(v)	0.28	120,022,635

Total Short-Term Investments (Cost $120,022,635)			120,022,635

Total Investments in Securities (Cost $688,061,890)*	120.60%		697,770,250

Other Assets and Liabilities, Net	(20.60)		(119,188,080)

Total Net Assets	100.00%		$578,582,170

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(l)	Investment in an affiliate.

††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $687,691,235 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$46,316,742
Gross unrealized depreciation	(36,237,727)

Net unrealized appreciation	$10,079,015
The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—September 30, 2010	Wells Fargo Advantage Diversified Capital Builder Fund 13

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$577,747,615
In affiliated securities, at value	120,022,635

Total investments, at value (see cost below)	697,770,250
Receivable for investments sold	5,932,109
Receivable for Fund shares sold	41,969
Receivable for dividends and interest	4,533,874
Prepaid expenses and other assets	153,109

Total assets	708,431,311

Liabilities
Payable for investments purchased	6,694,967
Payable for Fund shares redeemed	899,808
Payable upon receipt of securities loaned	120,022,635
Demand note payable	221,320
Due to custodian bank	1,337,241
Investment advisory fee payable	214,889
Distribution fees payable	24,613
Due to other related parties	130,489
Accrued expenses and other liabilities	303,179

Total liabilities	129,849,141

Total net assets	$578,582,170

NET ASSETS CONSIST OF
Paid-in capital	$762,113,931
Overdistributed net investment income	(196,202)
Accumulated net realized losses on investments	(193,042,449)
Net unrealized gains on investments	9,706,890

Total net assets	$578,582,170

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets — Class A	$435,454,180
Shares outstanding — Class A	72,360,228
Net asset value per share — Class A	$6.02
Maximum offering price per share — Class A2	$6.39
Net assets — Class B	$16,328,663
Shares outstanding — Class B	2,701,163
Net asset value per share — Class B	$6.05
Net assets — Class C	$40,196,572
Shares outstanding — Class C	6,677,513
Net asset value per share — Class C	$6.02
Net assets — Administrator Class	$10,402
Shares outstanding — Administrator Class	1,737
Net asset value per share — Administrator Class	$5.99
Net assets — Institutional Class	$86,592,353
Shares outstanding — Institutional Class	14,456,918
Net asset value per share — Institutional Class	$5.99

Total investments, at cost	$688,061,890

Securities on loan, at value	$116,453,193

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14 Wells Fargo Advantage Diversified Capital Builder Fund	Statements of Operations

	Period Ended	Year Ended
	September 30, 2010[1,2]	March 31, 2010[2]

Investment income
Dividends (Net of foreign withholding taxes of $37,649 and $59,328, respectively)	$3,074,675	$4,808,271
Interest	7,561,723	8,193,416
Income from affiliated securities	1,287	4,943
Securities lending income, net	45,235	77,285

Total investment income	10,682,920	13,083,915

Expenses
Advisory fee	1,481,595	2,448,573
Administration fees
Fund level	236,781	590,023
Class A	226,047	0
Class B	8,514	0
Class C	20,947	0
Administrator Class[3]	2	NA
Institutional Class	14,778	0
Custody fees	53,694	155,383
Shareholder servicing fees
Class A	546,462	1,089,361
Class B	20,739	45,295
Class C	50,796	99,411
Administrator Class[3]	4	NA
Accounting fees	3,468	0
Distribution fees
Class B	62,218	135,884
Class C	152,387	298,234
Professional fees	29,067	59,304
Registration fees	43,475	41,369
Shareholder report expenses	69,892	143,202
Trustees’ fees and expenses	9,330	13,409
Transfer agent fees	462,548	1,755,392
Interest expense	2,357	0
Other fees and expenses	18,024	15,803

Total expenses	3,513,125	6,890,643

Less:
Expense reductions	0	(118)
Fee waivers and/or expense reimbursements	(57,139)	0

Net expenses	3,455,986	6,890,525

Net investment income	7,226,934	6,193,390

NET REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS

Net realized gains or losses on:
Unaffiliated securities	(7,456,516)	(66,253,948)
Foreign currency related transactions	(9,233)	162

Net realized losses on investments	(7,465,749)	(66,253,786)

Net change in unrealized gains or losses on:
Unaffiliated securities	4,786,699	274,969,815
Foreign currency related transactions	0	111

Net change in unrealized gains or losses on investments	4,786,699	274,969,926

Net realized and unrealized gains or losses on investments	(2,679,050)	208,716,140

Net increase in net assets resulting from operations	$4,547,884	$214,909,530

1.	For the six months ended September 30, 2010. The Fund changed it fiscal year end from March 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of the Evergreen Diversified Capital Builder Fund.

3.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Diversified Capital Builder Fund 15

	Period Ended		Year Ended		Year Ended
	September 30, 2010[1,2]		March 31, 2010[2]		March 31, 2009[2]

Operations
Net investment income		$7,226,934		$6,193,390		$13,292,417
Net realized losses on investments		(7,465,749)		(66,253,786)		(120,515,013)
Net change in unrealized gains or losses on investments		4,786,699		274,969,926		(257,170,202)

Net increase (decrease) in net assets resulting from operations		4,547,884		214,909,530		(364,392,798)

Distributions to shareholders from
Net investment income
Class A		(5,135,528)		(4,591,664)		(11,705,876)
Class B		(134,060)		(56,023)		(416,902)
Class C		(328,338)		(121,106)		(647,189)
Administrator Class[3]		(62)		(0)		(0)
Institutional Class		(1,189,052)		(1,235,808)		(3,007,083)
Net realized gains
Class A		0		0		(60,375,775)
Class B		0		0		(3,301,688)
Class C		0		0		(5,267,261)
Institutional Class		0		0		(14,099,456)

Total distributions to shareholders		(6,787,040)		(6,004,601)		(98,821,230)

	Shares		Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	259,691	1,295,059	1,385,752	7,752,429	2,674,414	15,601,928
Class B	24,749	135,976	260,508	1,439,658	535,739	3,435,033
Class C	120,353	691,642	1,013,873	5,570,468	2,586,520	12,751,449
Administrator Class[3]	1,727	10,000	NA	NA	NA	NA
Institutional Class	1,462,628	8,209,866	1,315,926	7,105,932	1,326,811	7,476,963

		10,342,543		21,868,487		39,265,373

Net asset value of shares issued in reinvestment of distributions
Class A	793,327	4,575,865	764,500	4,109,139	15,881,763	66,161,672
Class B	20,781	120,520	9,764	50,233	836,186	3,432,593
Class C	48,429	279,674	20,393	105,214	1,297,797	5,304,806
Administrator Class[3]	10	62	NA	NA	NA	NA
Institutional Class	174,818	1,001,226	193,728	1,040,566	3,484,680	14,524,699

		5,977,347		5,305,152		89,423,770

Automatic conversion of Class B shares to Class A shares
Class A	415	2,559	656,217	3,207,735	1,555,401	10,931,287
Class B	(413)	(2,559)	(655,504)	(3,207,735)	(1,555,636)	(10,931,287)

		0		0		0

Payment for shares redeemed
Class A	(6,247,315)	(36,350,748)	(12,934,287)	(68,248,130)	(21,967,231)	(130,140,289)
Class B	(317,425)	(1,858,281)	(969,543)	(5,038,969)	(1,861,198)	(11,655,730)
Class C	(719,864)	(4,159,830)	(1,717,707)	(9,104,056)	(3,338,075)	(17,332,826)
Institutional Class	(4,557,203)	(26,046,227)	(4,335,317)	(22,241,669)	(5,071,264)	(29,183,676)

		(68,415,086)		(104,632,824)		(188,312,521)

Net decrease in net assets resulting from capital share transactions		(52,095,196)		(77,459,185)		(59,623,378)

Total increase (decrease) in net assets		(54,334,352)		131,445,744		(522,837,406)
Net assets
Beginning of period		632,916,522		501,470,778		1,024,308,184

End of period		$578,582,170		$632,916,522		$501,470,778

Overdistributed net investment income		$(196,202)		$(125,059)		$(194,651)

1.	For the six months ended September 30, 2010. The Fund changed it fiscal year end from March 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of the Evergreen Diversified Capital Builder Fund.

3.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

16 Wells Fargo Advantage Diversified Capital Builder Fund[1]	Financial Highlights

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net	Distributions
	Value Per	Investment		Gain (Loss)	Investment	from Net
	Share	Income		on Investments	Income	Realized Gains

Class A
April 1, 2010 to September 30, 2010[4]	$6.02	0.07		0.00	(0.07)	0.00
April 1, 2009 to March 31, 2010	$4.18	0.05		1.85	(0.06)	0.00
April 1, 2008 to March 31, 2009	$8.28	0.11		(3.33)	(0.13)	(0.75)
April 1, 2007 to March 31, 2008	$9.35	0.18		(0.44)	(0.18)	(0.63)
April 1, 2006 to March 31, 2007	$8.90	0.18		0.43	(0.16)	0.00
April 1, 2005 to March 31, 2006	$8.30	0.18		0.58	(0.16)	0.00

Class B
April 1, 2010 to September 30, 2010[4]	$6.05	0.05	[5]	0.00	(0.05)	0.00
April 1, 2009 to March 31, 2010	$4.19	0.02	[5]	1.86	(0.02)	0.00
April 1, 2008 to March 31, 2009	$8.29	0.06	[5]	(3.33)	(0.08)	(0.75)
April 1, 2007 to March 31, 2008	$9.35	0.12	[5]	(0.45)	(0.10)	(0.63)
April 1, 2006 to March 31, 2007	$8.90	0.12	[5]	0.42	(0.09)	0.00
April 1, 2005 to March 31, 2006	$8.30	0.11	[5]	0.59	(0.10)	0.00

Class C
April 1, 2010 to September 30, 2010[4]	$6.03	0.05		(0.01)	(0.05)	0.00
April 1, 2009 to March 31, 2010	$4.18	0.02		1.85	(0.02)	0.00
April 1, 2008 to March 31, 2009	$8.29	0.06		(3.34)	(0.08)	(0.75)
April 1, 2007 to March 31, 2008	$9.35	0.11		(0.43)	(0.11)	(0.63)
April 1, 2006 to March 31, 2007	$8.90	0.12		0.42	(0.09)	0.00
April 1, 2005 to March 31, 2006	$8.32	0.11		0.57	(0.10)	0.00

Administrator Class
July 30, 2010[6] to September 30, 2010	$5.79	0.02	[5]	0.22	(0.04)	0.00

Institutional Class
April 1, 2010 to September 30, 2010[4]	$5.99	0.08		0.00	(0.08)	0.00
April 1, 2009 to March 31, 2010	$4.16	0.06		1.84	(0.07)	0.00
April 1, 2008 to March 31, 2009	$8.25	0.13		(3.32)	(0.15)	(0.75)
April 1, 2007 to March 31, 2008	$9.31	0.20		(0.43)	(0.20)	(0.63)
April 1, 2006 to March 31, 2007	$8.87	0.21		0.42	(0.19)	0.00
April 1, 2005 to March 31, 2006	$8.27	0.19		0.59	(0.18)	0.00

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Capital Builder Fund, which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 12, 2010 are those of Evergreen Diversified Capital Builder Fund.

2.	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

4.	For the six months ended September 30, 2010. The Fund changed it fiscal year end from March 31 to September 30, effective September 30, 2010.

5.	Calculated based upon average shares outstanding.

6.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Diversified Capital Builder Fund 17

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses	Expenses	Return[2]	Rate[3]	(000’s omitted)

$6.02	2.47%	1.17%	1.15%	1.21%	31%	$435,454
$6.02	1.07%	1.14%	1.14%	45.51%	63%	$467,224
$4.18	1.74%	1.06%	1.04%	(38.57)%	60%	$366,237
$8.28	1.96%	1.03%	0.96%	(3.45)%	91%	$741,701
$9.35	2.04%	1.02%	0.99%	6.92%	67%	$899,612
$8.90	1.91%	1.03%	0.99%	9.14%	77%	$985,824

$6.05	1.72%	1.92%	1.89%	0.83%	31%	$16,329
$6.05	0.34%	1.89%	1.89%	45.17%	63%	$17,992
$4.19	0.96%	1.80%	1.78%	(39.13)%	60%	$18,115
$8.29	1.25%	1.73%	1.69%	(4.09)%	91%	$52,814
$9.35	1.34%	1.72%	1.69%	6.12%	67%	$103,629
$8.90	1.22%	1.73%	1.69%	8.45%	77%	$189,754

$6.02	1.72%	1.92%	1.90%	0.67%	31%	$40,197
$6.03	0.32%	1.88%	1.88%	44.70%	63%	$43,558
$4.18	1.01%	1.82%	1.80%	(39.13)%	60%	$33,077
$8.29	1.22%	1.73%	1.69%	(4.03)%	91%	$61,029
$9.35	1.34%	1.72%	1.69%	6.16%	67%	$71,957
$8.90	1.22%	1.73%	1.69%	8.26%	77%	$84,826

$5.99	2.26%	1.14%	0.99%	4.08%	31%	$10

$5.99	2.81%	0.85%	0.83%	1.32%	31%	$86,592
$5.99	1.32%	0.89%	0.89%	45.84%	63%	$104,142
$4.16	1.99%	0.81%	0.79%	(38.43)%	60%	$84,042
$8.25	2.22%	0.73%	0.69%	(3.08)%	91%	$168,764
$9.31	2.33%	0.72%	0.69%	7.15%	67%	$203,551
$8.87	2.21%	0.73%	0.69%	9.47%	77%	$267,021

18 Wells Fargo Advantage Diversified Capital Builder Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Diversified Capital Builder Fund (the “Fund”). The Fund is a diversified series of the Trust.
After the close of business on July 9, 2010, the net assets of Evergreen Diversified Capital Builder Fund were acquired by the Fund in an exchange for shares of the Fund. Class A, Class B, Class C and Class I shares of Evergreen Diversified Capital Builder Fund received Class A, Class B, Class C and Institutional Class shares, respectively, of the Fund. As Evergreen Diversified Capital Builder Fund contributed all of the net assets and shareholders to the Fund, the accounting and performance history of Evergreen Diversified Capital Builder Fund has been carried forward in the financial statements contained herein.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust’s Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and are representative of the securities’ fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.

Notes to Financial Statements	Wells Fargo Advantage Diversified Capital Builder Fund 19
Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.
Investments in open-end mutual funds and non-registered investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and loses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
As of July 19, 2010, the Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statements of Operations.

20 Wells Fargo Advantage Diversified Capital Builder Fund	Notes to Financial Statements
When-issued transactions
The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed	Accumulated
Net Investment	Net Realized Losses
Income	on Investments	Paid-in Capital
$(511,037)	$5,706,210	$(5,195,173)
Federal and other taxes
The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
As of September 30, 2010, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $193,413,103 with $9,232,462 expiring in 2016, $153,230,117 expiring in 2017 and $30,950,524 expiring in 2018.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

Notes to Financial Statements	Wells Fargo Advantage Diversified Capital Builder Fund 21
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of September 30, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Equity securities
Common stocks	$381,221,640	$0	$0	$381,221,640
Corporate bonds and notes	0	196,525,975	0	196,525,975
Short-term investments
Investment companies	0	120,022,635	0	120,022,635

Total	$381,221,640	$316,548,610	$0	$697,770,250
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. Prior to July 12, 2010, the Fund’s predecessor fund, Evergreen Diversified Capital Builder Fund, paid an investment advisory fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, at an annual rate of 1.5% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Diversified Capital Builder Fund, which started at 0.41% and declined to 0.21% as the aggregate average daily net assets increased. Evergreen VA Diversified Capital Builder Fund liquidated on April 30, 2010. For the period ended September 30, 2010, the investment advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by a Fund to the investment adviser. Wells Capital Management, an affiliate of Funds Management, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

22 Wells Fargo Advantage Diversified Capital Builder Fund	Notes to Financial Statements
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund the following annual fees:

		Administration Fees
	Average Daily	(% of Average
	Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.05
	Next $5 billion	0.04
	Over $10 billion	0.03
Class A, Class B, Class C	All asset levels	0.26
Administrator Class	All asset levels	0.10
Institutional Class	All asset levels	0.08
Prior to July 12, 2010, the predecessor fund paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.
Funds Management and/or EIMC contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Prior to July 12, 2010, the predecessor fund paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, a transfer and dividend disbursing agent fee.
Distribution fees
The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of the Fund, at an annual rate of 0.75% of the average daily net assets for Class B and Class C shares. Prior to July 12, 2010, Class B and Class C shares of the predecessor fund paid distribution fees at an annual rate of 0.75% of the average daily net assets of each class.
For the period ended September 30, 2010, Wells Fargo Funds Distributor, LLC received $2,983 from the sale of Class A shares and $11,932 and $439 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 12, 2010, Class A, Class B and Class C shares of the predecessor fund also paid shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each class.
A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations, were $178,708,961 and $225,675,480, respectively, for the period ended September 30, 2010.
6. EXPENSE REDUCTIONS
Through expense offset arrangements with the custodian, a portion of fund expenses may have been reduced.

Notes to Financial Statements	Wells Fargo Advantage Diversified Capital Builder Fund 23
7. BANK BORROWINGS
The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the Fund paid an commitment fee equal to 0.15% of the unused balance, which was allocated pro rata.
During the six months ended September 30, 2010, the Fund had average borrowings outstanding of $157,133 (on an annualized basis) at an average rate of 1.50% and paid interest in the amount of $2,357.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was as follows:

	Period Ended	Year Ended	Year Ended
	September 30,	March 31,	March 31,
	2010**	2010	2009
Ordinary Income	$6,787,040	$6,004,601	$15,777,050
Long-term Capital Gain	0	0	$83,044,180

**	For the six months ended September 30, 2010.
As of September 30, 2010, the components of distributable earnings on a tax basis are shown on the table below.

Unrealized	Capital Loss
Appreciation	Carryforward
$10,077,546	$(193,413,103)
9. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24 Wells Fargo Advantage Diversified Capital Builder Fund	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified Capital Builder Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2010, and the related statements of operations for the period then ended and the year ended March 31, 2010, statements of changes in net assets for the period then ended and the two years ended March 31, 2010, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified Capital Builder as of September 30, 2010, the results of its operations for the period then ended and the year ended March 31, 2010, changes in its net assets for the period then ended and the two years ended March 31, 2010, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 24, 2010

Other Information (Unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund 25
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On June 21, 2010, a Special Meeting of Shareholders for the Evergreen Diversified Capital Builder Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – To approve the proposed reorganization of the Evergreen Diversified Capital Builder Fund into Wells Fargo Advantage Diversified Capital Builder Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted “For”	$292,757,146
Net assets voted “Against”	$15,625,731
Net assets voted “Abstain”	$22,149,512
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund designated 28.93% of its ordinary income dividends distributed during the period ended September 30, 2010 as qualifying for the corporate dividends received deduction.
Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Fund designated $2,316,231 of its income dividends paid during the period ended September 30, 2010, as qualified dividend income (QDI).

26 Wells Fargo Advantage Diversified Capital Builder Fund	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund is publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	None

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	None

Leroy Keith, Jr.[3] (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee, Phoenix Fund Complex and Director, Diversapack Co. (packaging company). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/09)

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	None

Other Information (Unaudited)	Wells Fargo Advantage Diversified Capital Builder Fund 27

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	None

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	None

Michael S. Scofield[3] (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	None

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	None
Officers

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.	None

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.	None

Kasey Phillips[4] (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.	None

David Berardi[5] (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.	None

Jeremy DePalma[5] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration form 2005 to 2010.	None

28 Wells Fargo Advantage Diversified Capital Builder Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.	None

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

2.	Length of service dates reflects a Trustee’s commencement of service with the Trust’s predecessor entities.

3.	Effective July 9, 2010.

4.	Effective November 1, 2009.

5.	Treasurer during the period from June 1, 2009 to October 31, 2009. Assistant Treasurer effective November 1, 2009.

List of Abbreviations	Wells Fargo Advantage Diversified Capital Builder Fund 29
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BART	— Bay Area Rapid Transit
BRL	— Brazil Real
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REITS	— Real Estate Investment Trusts
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TBA	— To Be Announced
TRAN	— Tax Revenue Anticipation Notes
TRY	— Turkish Lira
USD	— United States Dollar
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	127193 11-10 ADCB/AR138 09-10

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Contents

Letter to Shareholders	2
Performance Highlights	4
Fund Expenses	8
Portfolio of Investments	9
Financial Statements
Statement of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Other Information	24
List of Abbreviations	28
The views expressed are as of September 30, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Diversified Income Builder Fund.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

WELLS FARGO
INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit www.wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $230 billion in assets under management, as of September 30, 2010.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]
VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage Diversified Income Builder Fund	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The period was marked by growing optimism, as signs continued to emerge that the worst of the economic crisis may have passed.
Dear Valued Shareholder:
We are pleased to introduce you to Wells Fargo Advantage Funds. You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. Many of our shareholders received an annual report less than 12 months ago. The reason for this is that with the merger of the Wells Fargo Advantage Funds and the Evergreen Funds in July of 2010, we are in the process of re-aligning the fiscal year-end dates of our funds. Going forward, shareholder reports for the Wells Fargo Advantage Diversified Income Builder Fund will be based on fiscal year-end of September 30th.
Following is your annual report for the Wells Fargo Advantage Diversified Income Builder Fund for the period that ended September 30, 2010. The period was marked by growing optimism, as signs continued to emerge that the worst of the economic crisis may have passed. Despite a summer pullback on concerns about a potential sovereign debt crisis in Europe, global stock markets soon recovered and ended the period with solid gains.
Solid economic reports helped support a market rally.
The market rally started even before the period began as investors took heart from several better-than-expected economic reports. Economic numbers leading up to the reporting period supported the case for a slow recovery. After four quarters of sequential declines, real gross domestic product (GDP) showed positive growth for the third quarter of 2009, advancing by 1.6%. Real GDP continued to show positive, if slower, sequential growth through the third quarter of 2010.
Entering the five-month period, international news also supported the moderately positive outlook, with the two largest eurozone economies, France and Germany, showing modest growth. In mid-2010, though, investors became concerned about the possibility that eurozone member Greece would default on its sovereign debt, sparking increased concerns about the debt burdens of other member states such as Portugal, Italy, and Spain and causing weakness in the euro. After the eurozone put together a bailout package for Greece and took steps to shore up its banks, investor confidence returned. Growth showed signs of accelerating in 2010, with Germany posting a 2.2% growth rate in the second quarter of the year, which helped offset a contraction in Greece and push the entire eurozone to 1% growth.
Governments maintained an active role in the worldwide economy, aiding the tentative economic recovery.
Both the European Central Bank (ECB) and the Federal Reserve Board kept their key interest rates at low levels (1% for the ECB; effectively zero for the Federal Reserve), continued to provide cash to banks, and purchased debt securities backed by mortgages in order to support the financial system.
As signs accumulated that the economy might be stabilizing, the U.S. government began to dial down its intervention. In early 2010, before the period began, the Federal Reserve announced that it would stop buying mortgage-backed securities at the end of March. The Fed also raised its discount rate—which applies to bank borrowing from the central bank—by 0.25% to 0.75%, while keeping the more important federal funds rate undisturbed. By September,

Letter to Shareholders	Wells Fargo Advantage Diversified Income Builder Fund 3
however, many market participants began to believe that the Fed was preparing a second round of quantitative easing, in which it would buy government bonds in order to provide market liquidity.
Within the eurozone, the economic picture was mixed but leaning toward positive. The ongoing problems in Greece eventually led to a $146 billion joint eurozone/International Monetary Fund (IMF) bailout. Moreover, investors continued to worry about the fiscal health of southern European economies such as Portugal and Spain. However, the larger countries such as France and Germany showed signs of stabilization and even growth.
Bond markets rallied in a volatile period for stocks.
The sovereign debt crisis in Europe led to widespread stock market volatility. Bonds posted gains, though. Longer-term government and corporate bonds continued to benefit from relatively low interest rates. High-yield bonds, which posted losses during the depth of the credit crisis, continued to benefit from improved economic conditions.
Many variables are at work in the market.
The full effect of the ongoing credit crisis remains unknown. Growing unemployment and debt defaults continue to pressure consumers and businesses alike.
As a whole, Wells Fargo Advantage Funds® represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.
Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222, 24 hours a day, 7 days a week.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds
The sovereign debt crisis in Europe led to widespread stock market volatility.

4 Wells Fargo Advantage Diversified Income Builder Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified Income Builder Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term total return, consisting of current income and capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Margaret Patel
FUND INCEPTION
April 14, 1987
PERFORMANCE SUMMARY
5-MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2010
(EXCLUDING SALES CHARGES)

5 Month

Class A	4.42%
Diversified Income Builder Blended Index[1]	2.68%
BofA Merrill Lynch High Yield Master Index[2]	4.46%
Russell 1000® Index[3]	(3.01)%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Performance including sales charge assumes the sales charge for the corresponding time period. Net and gross expense ratios for Class A shares are 1.08% and 1.14%, respectively. The investment adviser has contractually committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT4
(AS OF SEPTEMBER 30, 2010)

1.	Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is weighted 75% in the BofA Merrill Lynch High Yield Master Index and 25% in the Russell 1000 Index. You cannot invest directly in an index.

2.	BofA Merrill Lynch High Yield Master Index is composed of the Barclays Capital U.S. Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index and it includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Advantage Diversified Income Builder Fund 5
Wells Fargo Advantage Diversified Income Builder Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	For the five-month period that ended September 30, 2010, the Fund outperformed the Diversified Income Builder Blended Index, which is based on a 75% weighting in the BofA Merrill Lynch High Yield Master Index and a 25% weighting in the Russell 1000® Index.

▪	The Russell 1000 Index declined during the period. By contrast, virtually all sectors of the fixed-income market, both high-yield and investment-grade, scored moderate gains from a combination of interest income plus capital appreciation as interest rates fell.

▪	The Fund outperformed the Diversified Income Builder Blended Index primarily because it was underweight in stocks during a stock market decline.
The Fund’s overweight in bonds aided returns versus the benchmark.
Our strategy to overweight fixed-income issues was based on our belief that as the economy decelerated in the second half of 2010, stocks were likely to have muted appreciation potential. In contrast, we believed that high-yield bonds were likely to experience modest capital appreciation, in addition to providing relatively solid income, as their yields moved closer to those of U.S. Treasury bonds.
The Fund’s relative underweight to stocks aided performance during the five-month period, as the Russell 1000 Index declined. Within the Fund’s stock portfolio, eliminating our financials exposure early in the period contributed to relative performance, as most financials stocks subsequently declined. In the materials sector, the Fund’s steel company holdings declined, detracting from relative results, but the Fund’s investment in miner Freeport-McMoRan Copper & Gold Inc. was a relative contributor. In telecommunication services, American Tower Corporation outperformed. Our holdings of utilities stocks also contributed to results; these stocks were sold later in the period. The Fund’s industrials stocks mostly rose on optimism about increased manufacturing activity, as well as higher capital expenditures from customers seeking to upgrade or expand facilities. One exception to this positive performance was Flowserve Corporation, which manufactures industrial flow management equipment. The company’s stock price declined on concerns about its energy-related businesses.

3.	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.	The chart compares the performance of the Wells Fargo Advantage Diversified Income Builder Fund Class A and Institutional Class shares for the most recent ten years with the Diversified Income Builder Blended Index, BofA Merrill Lynch High Yield Master Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A and Institutional Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

6 Wells Fargo Advantage Diversified Income Builder Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified Income Builder Fund (continued)
Our underweight in stocks led to a corresponding overweight in bonds. We were hopeful that a combination of low rates for U.S. Treasury bonds, slightly improved economic conditions, and declining default rates would provide a favorable environment for high-yield bonds. We therefore used proceeds from our stock sales to purchase high-yield bonds. We also sold high-yield bonds that, in our view, offered relatively low yields and limited potential for capital appreciation and reinvested the proceeds in what we believed were more attractive offerings.
PORTFOLIO ALLOCATION5
(AS OF SEPTEMBER 30, 2010)
Several issues that aided relative performance included bonds of Cablevision Systems Corporation, specialty vehicle manufacturer Oshkosh Corporation, and packaging and container manufacturer Greif Inc. Detractors from performance included bonds of steel producer Steel Dynamics Inc. and thermal coal miner Murray Energy Corporation.
Our outlook is one of cautious optimism.
We believe that both the stock and the bond markets are likely to deliver positive, albeit muted, returns over the next few quarters, reflecting below-average economic growth with little inflation, against a backdrop of large government deficits and continued high domestic unemployment.
We believe that the best investment opportunities will likely come from those companies that derive a significant portion of their revenues from the rapidly growing emerging markets economies. In addition, some parts of the domestic economy may well experience above-average growth, such as companies that have proprietary technology aimed at improving efficiency, lowering energy costs, or meeting new environmental standards.

5.	Portfolio allocation is subject to change and is calculated based on the total investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Diversified Income Builder Fund 7
Wells Fargo Advantage Diversified Income Builder Fund (continued)
AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF SEPTEMBER 30, 2010)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]

Class A (EKSAX)	4/14/1987	(0.26)	6.77	0.96	4.86	5.82	13.38	2.15	5.48	1.14%	1.08%
Class B (EKSBX)**	2/1/1993	0.42	7.51	1.08	4.95	5.42	12.51	1.41	4.95	1.89%	1.83%
Class C (EKSCX)	2/1/1993	4.42	11.52	1.40	4.72	5.42	12.52	1.40	4.72	1.89%	1.83%
Administrator Class (EKSDX)	7/30/2010					5.73	13.41	2.14	5.52	0.98%	0.90%
Institutional Class (EKSYX)	1/13/1997					5.85	13.65	2.34	5.72	0.71%	0.71%
Diversified Income Builder Blended Index[1]						4.83	16.71	6.44	6.01
BofA Merrill Lynch High Yield Master Index[2]						6.73	18.43	8.18	7.96
Russell 1000® Index[3]						(1.21)	10.75	0.86	(0.21)

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares the maximum contingent deferred sales charge is 1.00%. Performance including sales charges assumes the sales charge for the corresponding time period. Performance shown without sales charges would be lower if sales charges were reflected. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and high yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Performance shown for the Administrator Class prior to its inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the fund’s predecessor, Evergreen Diversified Income Builder Fund.

7.	Reflects the expense ratios as stated in the July 12, 2010 prospectuses, and for the Administrator Class, the July 30, 2010 prospectus.

8.	Effective July 12, 2010, for the Class A, Class B, Class C and Institutional Class shares and July 30, 2010, for the Administrator Class shares, the investment adviser has contractually committed through July 9, 2013 for the Institutional Class shares and July 11, 2013, for the remaining share classes to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees and certain other expenses. Without these waivers and/or reimbursements, the Fund’s returns would have been lower.

8 Wells Fargo Advantage Diversified Income Builder Fund	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2010 to September 30, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	04-01-2010	09-30-2010	the Period[1]	Expense Ratio

Class A
Actual	$1,000.00	$1,058.25	$5.47	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.37	1.06%
Class B
Actual	$1,000.00	$1,054.20	$9.32	1.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.99	$9.15	1.81%
Class C
Actual	$1,000.00	$1,054.25	$9.32	1.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.99	$9.15	1.81%
Administrator Class
Actual	$1,000.00	$1,058.47	$4.64	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Institutional Class
Actual	$1,000.00	$1,058.50	$3.97	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90	0.77%

1.	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Diversified Income Builder Fund 9

Shares	Security Name	Value
Common Stocks: 17.27%

Energy: 5.52%

Energy Equipment & Services: 0.10%
8,000	Cameron International Corporation	$343,680

Oil, Gas & Consumable Fuels: 5.42%
8,001	Alpha Natural Resources Incorporated†	329,241
45,000	Cenovus Energy Incorporated	1,294,650
35,000	EnCana Corporation	1,058,050
215,000	Kinder Morgan Energy Partners LP	14,727,500
30,000	Peabody Energy Corporation«	1,470,300

		18,879,741

Financials: 0.21%

Real Estate Investment Trust: 0.21%
23,000	Washington Real Estate Investment Trust«	729,790

Health Care: 0.57%

Health Care Equipment & Supplies: 0.14%
10,000	Gen-Probe Incorporated†«	484,600

Life Sciences Tools & Services: 0.43%
6,000	Bio-Rad Laboratories Incorporated Class A†	543,060
10,000	Illumina Incorporated†«	492,000
10,000	Life Technologies Corporation†	466,900

		1,501,960

Industrials: 1.33%

Electrical Equipment: 0.51%
15,000	AMETEK Incorporated	716,550
20,000	Emerson Electric Company«	1,053,200

		1,769,750

Machinery: 0.82%
18,000	Donaldson Company Incorporated	848,340
7,000	Flowserve Corporation	765,940
35,000	IDEX Corporation«	1,242,850

		2,857,130

Information Technology: 2.95%

Communications Equipment: 1.14%
21,000	F5 Networks Incorporated«	2,180,010
40,000	QUALCOMM Incorporated«	1,804,800

		3,984,810

Computers & Peripherals: 0.99%
170,000	EMC Corporation«	3,452,700

Electronic Equipment, Instruments & Components: 0.82%
40,000	Amphenol Corporation Class A«	1,959,200
35,000	FLIR Systems Incorporated«	899,500

		2,858,700

10 Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of Investments—September 30, 2010

Shares	Security Name	Value
Materials: 6.00%

Chemicals: 1.85%
200,000	Celanese Corporation Class A	$6,420,000

Containers & Packaging: 0.17%
10,000	Greif Incorporated Class A††«	588,400

Metals & Mining: 3.98%
50,000	Cliffs Natural Resources Incorporated	3,196,000
100,000	Freeport-McMoRan Copper & Gold Incorporated	8,539,000
5,000	Nucor Corporation	191,000
28,000	Steel Dynamics Incorporated	395,080
35,000	United States Steel Corporation«	1,534,400

		13,855,480

Telecommunication Services: 0.59%

Diversified Telecommunication Services: 0.18%
47,000	Global Crossing Limited†	604,420

Wireless Telecommunication Services: 0.41%
28,000	American Tower Corporation Class A«	1,435,278

Utilities: 0.10%

Gas Utilities: 0.10%
20,000	Questar Corporation«	350,600

Total Common Stocks (Cost $55,901,645)		60,117,039

Principal		Interest Rate	Maturity Date
Corporate Bonds & Notes: 81.57%

Consumer Discretionary: 2.47%

Media: 2.47%
$8,000,000	Cablevision Systems Corporation	8.00%	04/15/2020	8,610,000

Energy: 12.43%

Energy Equipment & Services: 1.77%
6,000,000	Bristow Group Incorporated	7.50	09/15/2017	6,150,000

Oil, Gas & Consumable Fuels: 10.66%
10,300,000	Consol Energy Incorporated††	8.25	04/1/2020	11,252,750
14,160,000	Murray Energy Corporation	10.25	10/15/2015	14,691,000
12,455,000	Patriot Coal Corporation	3.25	05/31/2013	11,178,363

				37,122,113

Financials: 1.34%

Consumer Finance: 0.37%
1,275,000	Qwest Capital Funding Incorporated	6.50	11/15/2018	1,275,000

Real Estate Management & Development: 0.97%
3,900,000	Forest City Enterprises Incorporated	6.50	02/01/2017	3,373,500

Portfolio of Investments—September 30, 2010	Wells Fargo Advantage Diversified Income Builder Fund 11

Principal	Security Name	Interest Rate	Maturity Date	Value
Health Care: 6.67%

Pharmaceuticals: 6.67%
$9,745,000	Mylan Incorporated	7.88%	07/15/2020	$10,439,331
12,500,000	Valeant Pharmaceuticals International	7.00	10/01/2020	12,781,250

				23,220,581

Industrials: 21.03%

Aerospace & Defense: 2.18%
3,000,000	Alliant Techsystems Incorporated	6.88	09/15/2020	3,048,750
4,380,000	Esterline Technologies Corporation	7.00	08/01/2020	4,533,300

				7,582,050

Commercial Services & Supplies: 1.07%
3,600,000	Clean Harbors Incorporated	7.63	08/15/2016	3,744,000

Electrical Equipment: 9.91%
2,000,000	Anixter Incorporated	5.95	03/01/2015	1,965,000
15,700,000	Baldor Electric Company	8.63	02/15/2017	16,799,000
5,636,000	Belden Incorporated	7.00	03/15/2017	5,650,090
1,700,000	General Cable Corporation	1.00	10/15/2012	1,489,625
8,450,000	General Cable Corporation	7.13	04/01/2017	8,576,750

				34,480,465

Machinery: 7.87%
13,710,000	Actuant Corporation	6.88	06/15/2017	13,984,200
12,385,000	Oshkosh Corporation††	8.50	03/01/2020	13,406,763

				27,390,963

Materials: 21.11%

Chemicals: 12.39%
1,500,000	Celanese US Holdings LLC	6.63	10/15/2018	1,533,750
5,755,000	CF Industries Holdings Incorporated	7.13	05/01/2020	6,294,531
18,000,000	Huntsman Corporation††	8.63	03/15/2020	18,630,000
2,255,000	Huntsman Corporation††	8.63	03/15/2021	2,333,925
13,750,000	Koppers Holdings Incorporated††	7.88	12/01/2019	14,334,375

				43,126,581

Containers & Packaging: 4.23%
6,150,000	Greif Incorporated	6.75	02/01/2017	6,342,188
7,750,000	Greif Incorporated	7.75	08/01/2019	8,379,688

				14,721,876

Metals & Mining: 4.49%
5,000,000	Steel Dynamics Incorporated	7.75	04/15/2016	5,200,000
10,000,000	United States Steel Corporation	7.38	04/01/2020	10,425,000

				15,625,000

Telecommunication Services: 6.74%

Diversified Telecommunication Services: 6.74%
14,600,000	Frontier Communications Corporation	8.13	10/01/2018	15,950,500
6,825,000	SBA Telecommunications Incorporated††	8.25	08/15/2019	7,507,500

				23,458,000

12 Wells Fargo Advantage Diversified Income Builder Fund	Portfolio of Investments—September 30, 2010

Principal	Security Name	Interest Rate		Maturity Date	Value
Utilities: 9.78%

Electric Utilities: 1.21%
$4,140,000	Allegheny Generating Company		6.88%	09/01/2023	$4,188,691

Independent Power Producers & Energy Traders: 8.57%
7,125,000	AES Corporation		8.00	10/15/2017	7,695,000
4,815,000	AES Corporation		8.00	06/01/2020	5,224,275
16,500,000	NRG Energy Incorporated		7.38	01/15/2017	16,912,500

					29,831,775

Total Corporate Bonds & Notes (Cost $270,442,296)					283,900,595

Shares			Yield
Short-Term Investments: 6.18%

Investment Companies: 6.18%
2,783,240	Wells Fargo Advantage Money Market Trust(u)(l)		0.25		2,783,240
18,704,913	Wells Fargo Securities Lending Cash Investments LLC(v)(I)(u)		0.28		18,704,913

Total Short-Term Investments (Cost $21,488,153)					21,488,153

Total Investments in Securities (Cost $347,832,094)*		105.02%			365,505,787
Other Assets and Liabilities, Net		(5.02)			(17,462,349)

Total Net Assets		100.00%			$348,043,438

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

*	Cost for federal income tax purposes is $347,863,975 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$20,368,023
Gross unrealized depreciation	(2,726,211)

Net unrealized appreciation	$17,641,812
The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—September 30, 2010	Wells Fargo Advantage Diversified Income Builder Fund 13

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$344,017,634
In affiliated securities, at value	21,488,153

Total investments, at value (see cost below)	365,505,787
Foreign currency, at value (see cost below)	104
Receivable for securities sold	14,872,867
Receivable for Fund shares sold	518,774
Receivable for dividends and interest	5,355,278
Receivable for securities lending income	2,450
Prepaid expenses and other assets	96,494

Total assets	386,351,754

Liabilities
Dividends payable	430,786
Payable for investments purchased	17,560,403
Payable for Fund shares redeemed	1,179,000
Payable upon receipt of securities loaned	18,704,913
Investment advisory fee payable	145,888
Distribution fees payable	68,543
Due to other related parties	79,473
Accrued expenses and other liabilities	139,310

Total liabilities	38,308,316

Total net assets	$348,043,438

NET ASSETS CONSIST OF
Paid-in capital	$363,984,728
Undistributed net investment income	2,433,110
Accumulated net realized losses on investments	(36,048,061)
Net unrealized gains on investments	17,673,661

Total net assets	$348,043,438

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets — Class A	$154,005,483
Shares outstanding — Class A	27,641,142
Net asset value per share — Class A	$5.57
Maximum offering price per share — Class A2	$5.91
Net assets — Class B	$16,088,529
Shares outstanding — Class B	2,877,524
Net asset value per share — Class B	$5.59
Net assets — Class C	$93,158,783
Shares outstanding — Class C	16,688,065
Net asset value per share — Class C	$5.58
Net assets — Administrator Class	$10,348
Shares outstanding — Administrator Class	1,894
Net asset value per share — Administrator Class	$5.46
Net assets — Institutional Class	$84,780,295
Shares outstanding — Institutional Class	15,516,341
Net asset value per share — Institutional Class	$5.46

Total investments, at cost	$347,832,094

Foreign currency, at cost	$131

Securities on loan, at value	$18,231,330

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14 Wells Fargo Advantage Diversified Income Builder Fund	Statements of Operations

	Period Ended	Year Ended
	September 30, 2010[1,2]	April 30, 2010[1]

Investment income
Interest	$9,485,173	$17,739,524
Dividends*	370,270	898,221
Income from affiliated securities	2,587	2,195
Securities lending income, net	3,146	0

Total investment income	9,861,176	18,639,940

Expenses
Advisory fee	707,565	1,328,356
Administration fees
Fund level	106,974	308,053
Class A	84,900	0
Class B	9,120	0
Class C	50,501	0
Administrator Class[3]	2	NA
Institutional Class	16,117	0
Custody fees	20,803	85,181
Shareholder servicing fees
Class A	147,837	320,540
Class B	16,524	47,514
Class C	90,640	205,027
Administrator Class[3]	4	NA
Accounting fees	3,515	0
Distribution fees
Class B	49,573	142,541
Class C	271,920	615,079
Professional fees	15,329	63,768
Registration fees	38,490	59,507
Shareholder report expenses	28,605	57,688
Trustees’ fees and expenses	3,629	13,804
Transfer agent fees	92,591	595,675
Interest expense	2,198	0
Other fees and expenses	14,667	4,240

Total expenses	1,771,504	3,846,973

Less:
Fee waivers and/or expense reimbursements	(67,144)	(62)

Net expenses	1,704,360	3,846,911

Net investment income	8,156,816	14,793,029

NET REALIZED AND UNREALIZED GAINS OR LOSSES ON INVESTMENTS

Net realized gains from:
Unaffiliated securities	3,873,964	3,171,786
Foreign currency related transactions	0	(8,437)

Net realized gains from investments	3,873,964	3,163,349

Net change in unrealized gains or losses from:
Unaffiliated securities	(1,095,406)	48,240,771
Foreign currency related transactions	(2)	7,368

Net change in unrealized gains or losses on investments	(1,095,408)	48,248,139

Net realized and unrealized gains or losses on investments	2,778,556	51,411,488

Net increase in net assets resulting from operations	$10,935,372	$66,204,517

* Net of foreign withholding taxes of	$7,673	$29,592

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund, which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of the predecessor fund.

2.	For the five months ended September 30, 2010. The Fund changed it fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Administrator Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Diversified Income Builder Fund 15

	Period Ended		Year Ended		Year Ended
	September 2010[1,2]		April 30, 2010[1]		April 30, 2009[1]

Operations
Net investment income		$8,156,816		$14,793,029		$11,018,503
Net realized gains or losses on investments		3,873,964		3,163,349		(35,973,380)
Net change in unrealized gains or losses on investments		(1,095,408)		48,248,139		(21,678,560)

Net increase (decrease) in net assets resulting from operations		10,935,372		66,204,517		(46,633,437)

Distributions to shareholders from
Net investment income
Class A		(3,309,901)		(6,054,088)		(5,843,936)
Class B		(320,770)		(753,817)		(1,107,391)
Class C		(1,759,039)		(3,258,575)		(2,309,635)
Administrator Class[3]		(95)		NA		NA
Institutional Class		(2,535,259)		(3,938,319)		(1,782,615)
Net realized gains
Class A		0		0		(679,006)
Class B		0		0		(145,108)
Class C		0		0		(312,379)
Institutional Class		0		0		(213,200)

Total distributions to shareholders		(7,925,064)		(14,004,799)		(12,393,270)

	Shares		Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	3,650,292	19,855,663	7,788,861	40,089,433	5,437,123	25,304,007
Class B	181,415	987,607	598,617	2,935,028	746,496	3,687,692
Class C	2,550,807	13,832,347	7,365,595	36,940,718	6,104,891	28,528,387
Administrator Class[3]	1,876	10,000	NA	NA	NA	NA
Institutional Class	4,117,624	21,666,116	31,550,162	163,978,015	14,303,132	61,437,370

		56,351,733		243,943,194		118,957,456

Net asset value of shares issued in reinvestment of distributions
Class A	386,519	2,078,525	821,420	4,228,814	854,025	4,094,495
Class B	37,076	200,109	86,580	445,293	135,310	654,590
Class C	198,172	1,068,415	373,297	1,928,471	281,364	1,337,902
Administrator Class[3]	18	95	NA	NA	NA	NA
Institutional Class	478,808	2,516,085	752,347	3,838,152	375,114	1,681,296

		5,863,229		10,440,730		7,768,283

Automatic conversion of Class B shares to Class A shares
Class A	0	0	521,370	2,604,350	660,840	3,273,710
Class B	0	0	(519,004)	(2,604,350)	(658,306)	(3,273,710)

		0		0		0

Payment for shares redeemed
Class A	(3,189,204)	(17,062,013)	(6,076,640)	(31,217,710)	(7,295,744)	(36,093,794)
Class B	(511,246)	(2,736,293)	(1,189,833)	(6,125,697)	(2,191,610)	(10,779,039)
Class C	(3,133,864)	(16,645,669)	(3,086,766)	(16,094,906)	(4,053,021)	(19,046,079)
Institutional Class	(25,528,930)	(133,298,386)	(8,946,025)	(44,473,457)	(5,770,388)	(27,446,867)

		(169,742,361)		(97,911,770)		(93,365,779)

Net increase (decrease) in net assets resulting from capital share transactions		(107,527,399)		156,472,154		33,359,960

Total increase (decrease) in net assets		(104,517,091)		208,671,872		(25,666,747)

Net assets
Beginning of period		452,560,529		243,888,657		269,555,404

End of period		$348,043,438		$452,560,529		$243,888,657

Undistributed net investment income		$2,433,110		$2,201,358		$1,433,525

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of the predecessor fund.

2.	For the five months ended September 30, 2010. The Fund changed it fiscal year end from April 30 to September 30, effective September 30, 2010.

3.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

16 Wells Fargo Advantage Diversified Income Builder Fund[1]	Financial Highlights

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net	Distributions
	Value Per	Investment		Gain (Loss)	Investment	from Net
	Share	Income		on Investments	Income	Realized Gains

Class A
May 1, 2010 to September 30, 2010[4]	$5.46	0.13		0.11	(0.13)	0.00
May 1, 2009 to April 30, 2010	$4.58	0.25		0.87	(0.24)	0.00
May 1, 2008 to April 30, 2009	$6.06	0.26		(1.45)	(0.26)	(0.03)
May 1, 2007 to April 30, 2008	$6.40	0.27	[5]	(0.35)	(0.26)	0.00
May 1, 2006 to April 30, 2007	$6.32	0.33	[5]	0.08	(0.31)	0.00
May 1, 2005 to April 30, 2006	$6.53	0.29	[5]	(0.19)	(0.31)	0.00

Class B
May 1, 2010 to September 30, 2010[4]	$5.48	0.11	[5]	0.11	(0.11)	0.00
May 1, 2009 to April 30, 2010	$4.60	0.21	[5]	0.87	(0.20)	0.00
May 1, 2008 to April 30, 2009	$6.08	0.22	[5]	(1.45)	(0.22)	(0.03)
May 1, 2007 to April 30, 2008	$6.42	0.23	[5]	(0.36)	(0.21)	0.00
May 1, 2006 to April 30, 2007	$6.34	0.28	[5]	0.09	(0.27)	0.00
May 1, 2005 to April 30, 2006	$6.55	0.25	[5]	(0.19)	(0.27)	0.00

Class C
May 1, 2010 to September 30, 2010[4]	$5.47	0.11		0.11	(0.11)	0.00
May 1, 2009 to April 30, 2010	$4.60	0.22		0.85	(0.20)	0.00
May 1, 2008 to April 30, 2009	$6.07	0.22	[5]	(1.44)	(0.22)	(0.03)
May 1, 2007 to April 30, 2008	$6.41	0.22	[5]	(0.35)	(0.21)	0.00
May 1, 2006 to April 30, 2007	$6.33	0.28	[5]	0.09	(0.27)	0.00
May 1, 2005 to April 30, 2006	$6.54	0.25	[5]	(0.19)	(0.27)	0.00

Administrator Class
July 30, 2010[6] to September 30, 2010	$5.33	0.06	[5]	0.12	(0.05)	0.00

Institutional Class
May 1, 2010 to September 30, 2010[4]	$5.36	0.14		0.09	(0.13)	0.00
May 1, 2009 to April 30, 2010	$4.48	0.27		0.86	(0.25)	0.00
May 1, 2008 to April 30, 2009	$5.96	0.26		(1.45)	(0.26)	(0.03)
May 1, 2007 to April 30, 2008	$6.30	0.28	[5]	(0.35)	(0.27)	0.00
May 1, 2006 to April 30, 2007	$6.22	0.34	[5]	0.08	(0.32)	0.00
May 1, 2005 to April 30, 2006	$6.43	0.31	[5]	(0.19)	(0.33)	0.00

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Diversified Income Builder Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of the predecessor fund.

2.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

4.	For the five months ended September 30, 2010. The Fund changed it fiscal year end from April 30 to September 30, effective September 30, 2010.

5.	Calculated based upon average shares outstanding.

6.	Administrator Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Diversified Income Builder Fund 17

Distribution	Ending
from	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Return of	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Capital	Share	Income	Expenses	Expenses	Return[2]	Rate[3]	(000’s omitted)

0.00	$5.57	5.74%	1.10%	1.05%	4.42%	21%	$154,005
0.00	$5.46	4.96%	1.07%	1.07%	24.93%	55%	$146,340
0.00	$4.58	5.15%	1.07%	1.07%	(19.64)%	57%	$108,773
0.00	$6.06	4.41%	1.16%	1.11%	(1.26)%	125%	$145,924
(0.02)	$6.40	5.17%	1.20%	1.16%	6.71%	128%	$170,804
0.00	$6.32	4.57%	1.18%	1.17%	1.59%	100%	$199,501

0.00	$5.59	5.01%	1.85%	1.80%	4.09%	21%	$16,089
0.00	$5.48	4.18%	1.82%	1.82%	23.65%	55%	$17,379
0.00	$4.60	4.33%	1.81%	1.81%	(19.99)%	57%	$19,309
0.00	$6.08	3.68%	1.86%	1.86%	(1.97)%	125%	$37,459
(0.02)	$6.42	4.43%	1.90%	1.90%	5.94%	128%	$54,955
0.00	$6.34	3.85%	1.87%	1.87%	0.89%	100%	$71,860

0.00	$5.58	5.01%	1.85%	1.80%	4.09%	21%	$93,159
0.00	$5.47	4.22%	1.82%	1.82%	23.69%	55%	$93,423
0.00	$4.60	4.41%	1.82%	1.82%	(20.03)%	57%	$57,096
0.00	$6.07	3.63%	1.85%	1.85%	(1.98)%	125%	$61,229
(0.02)	$6.41	4.43%	1.90%	1.90%	5.94%	128%	$55,110
0.00	$6.33	3.86%	1.88%	1.88%	0.88%	100%	$65,322

0.00	$5.46	5.80%	1.02%	0.90%	3.42%	21%	$10

0.00	$5.46	6.10%	0.76%	0.74%	4.41%	21%	$84,780
0.00	$5.36	5.31%	0.82%	0.82%	25.68%	55%	$195,418
0.00	$4.48	5.65%	0.84%	0.84%	(19.85)%	57%	$58,710
0.00	$5.96	4.66%	0.85%	0.85%	(1.09)%	125%	$24,944
(0.02)	$6.30	5.43%	0.90%	0.90%	7.02%	128%	$17,861
0.00	$6.22	4.88%	0.88%	0.88%	1.84%	100%	$20,424

18 Wells Fargo Advantage Diversified Income Builder Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Wells Fargo Advantage Diversified Income Builder Fund (the “Fund”) is a diversified series of the Trust.
After the close of business on July 9, 2010, the net assets of Evergreen Diversified Income Builder Fund were acquired by the Fund in an exchange for shares of the Fund. Class A, Class B, Class C and Class I shares of Evergreen Diversified Income Builder Fund received Class A, Class B, Class C and Institutional Class shares, respectively, of the Fund. As Evergreen Diversified Income Builder Fund contributed all of the net assets and shareholders to the Fund, the accounting and performance history of Evergreen Diversified Income Builder Fund has been carried forward in the financial statements contained herein.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust’s Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and are representative of the securities’ fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics and general market conditions.
Debt securities of sufficient credit quality with original maturities of 60 days or less, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Investments in open-end mutual funds and non-registered investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Notes to Financial Statements	Wells Fargo Advantage Diversified Income Builder Fund 19
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and loses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
As of July 12, 2010, the Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-advisor. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statements of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

20 Wells Fargo Advantage Diversified Income Builder Fund	Notes to Financial Statements
Distributions to shareholders
Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
Federal and other taxes
The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
As of September 30, 2010, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $36,016,207 with $1,982,399 expiring in 2014, $1,086,859 expiring in 2015 $11,963,247 expiring in 2016 and $20,983,702 expiring in 2017.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of September 30, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$60,117,039	$0	$0	$60,117,039
Corporate bonds and notes	0	283,900,595	0	283,900,595
Short-term investments
Investment companies	2,783,240	18,704,913	0	21,488,153

	$62,900,279	$302,605,508	$0	$365,505,787

Notes to Financial Statements	Wells Fargo Advantage Diversified Income Builder Fund 21
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Fund Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.50% and declining to 0.40% as the average daily net assets of the Fund increase. Prior to July 12, 2010, the Fund’s predecessor fund, Evergreen Diversified Income Builder Fund, paid an investment advisory fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund which started at 0.31% and declined to 0.16% as average daily net assets increased. For the period ended September 30, 2010, the investment advisory fee was equivalent to an annual rate of 0.49% of the Fund’s average daily net assets.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by a Fund to the investment adviser. Wells Capital Management, an affiliate of Funds Management, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund the following annual fees:

		Administration Fees
	Average Daily	(% of Average
	Net Assets	Daily Net Assets)

Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03
Class A, Class B and Class C	All asset levels	0.26
Administrator Class	All asset levels	0.10
Institutional Class	All asset levels	0.08
Prior to July 12, 2010, the predecessor fund paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.
Funds Management and/or EIMC contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Prior to July 12, 2010, the predecessor fund paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, a transfer and dividend disbursing agent fee.
Distribution fees
The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of the Fund, at an annual rate of 0.75% of the average daily net assets for Class B and Class C shares. Prior to July 12, 2010, Class B and Class C shares of the predecessor fund paid distribution fees at an annual rate of 0.75% of the average daily net assets of each class.

22 Wells Fargo Advantage Diversified Income Builder Fund	Notes to Financial Statements
For the five months ended September 30, 2010, Wells Fargo Funds Distributor, LLC received $7,520 from the sale of Class A shares and $6,201 and $7,938 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 12, 2010, Class A, Class B and Class C shares of the predecessor fund also paid shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each class.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Cost of purchases and proceeds from sale of investments in securities, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations were $74,685,734 and $179,538,802, respectively, for the period ended September 30, 2010.
6. BANK BORROWINGS
The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the Fund paid an annual commitment fee equal to 0.15% of the unused balance, which was allocated pro rata.
During the five months ended September 30, 2010, the Fund had average borrowings outstanding of $143,660 (on an annualized basis) at an average rate of 1.53% and paid interest of $2,198.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the five months ended September 30, 2010, the year ended April 30, 2010 and the year ended April 30, 2009, were as follows:

	Period ended	Year ended April 30,
	September 30, 2010*	2010	2009

Ordinary Income	$7,925,064	$14,004,799	$12,393,270

*	For the five months ended September 30, 2010. The Fund changed its fiscal year end from April 30 to September 30.
As of September 30, 2010, the components of distributable earnings on a tax basis are shown on the table below.

Ordinary	Appreciation	Capital Loss
Income	(Depreciation)	Carryforward

$2,887,673	$17,641,804	$(36,016,207)
8. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Diversified Income Builder Fund 23
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified Income Builder Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2010, and the related statements of operations for the period then ended and the year ended April 30, 2010, statements of changes in net assets for the period then ended and the two years ended April 30, 2010, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified Income Builder as of September 30, 2010, the results of their operations for the period then ended and the year ended April 30, 2010, changes in their net assets for the period then ended and the two years ended April 30, 2010, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 24, 2010

24 Wells Fargo Advantage Diversified Income Builder Fund	Other Information (Unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On June 29, 2010, a Special Meeting of Shareholders for the Evergreen Diversified Income Builder Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 — To approve the proposed reorganization of the Evergreen Diversified Income Builder Fund into Wells Fargo Advantage Diversified Income Builder Fund, a new series of Wells Fargo Trust, a Delaware statutory trust:

Net assets voted “For”	$165,038,926
Net assets voted “Against”	$6,082,559
Net assets voted “Abstain”	$14,269,867
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Fund designates 2.57% of its ordinary income dividends distributed during the five months ended September 30, 2010, as qualifying for the corporate dividends received deduction.
Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Fund designates the amount of $226,999 from their income dividends paid during the five months ended September 30, 2010 as qualified dividend income.

Other Information (Unaudited)	Wells Fargo Advantage Diversified Income Builder Fund 25
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund is publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships

Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	None

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	None

Leroy Keith, Jr.[3] (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee, Phoenix Fund Complex and Director, Diversapack Co. (packaging company). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/09)

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	None

26 Wells Fargo Advantage Diversified Income Builder Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	None

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	None

Michael S. Scofield[3] (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	None

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	None
Officers

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships

Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.	None

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.	None

Kasey Phillips[4] (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.	None

David Berardi[5] (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.	None

Jeremy DePalma[5] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration form 2005 to 2010.	None

Other Information (Unaudited)	Wells Fargo Advantage Diversified Income Builder Fund 27

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.	None

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

2.	Length of service dates reflects a Trustee’s commencement of service with the Trust’s predecessor entities.

3.	Effective July 9, 2010.

4.	Effective November 1, 2009.

5.	Treasurer during the period from June 1, 2009 to October 31, 2009. Assistant Treasurer effective November 1, 2009.

28 Wells Fargo Advantage Diversified Income Builder Fund	List of Abbreviations
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments
ADR	—	American Depositary Receipt
ADS	—	American Depository Shares
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgages
AUD	—	Australian Dollar
BART	—	Bay Area Rapid Transit
BRL	—	Brazil Real
CAD	—	Canadian Dollar
CDA	—	Community Development Authority
CDO	—	Collateralized Debt Obligation
CDSC	—	Contingent Deferred Sales Charge
CGIC	—	Capital Guaranty Insurance Company
CGY	—	Capital Guaranty Corporation
CHF	—	Swiss Franc
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	—	Certificate of Participation
CP	—	Commercial Paper
CTF	—	Common Trust Fund
DEM	—	Deutsche Mark
DKK	—	Danish Krone
DW&P	—	Department of Water & Power
DWR	—	Department of Water Resources
ECFA	—	Educational & Cultural Facilities Authority
EDFA	—	Economic Development Finance Authority
ETET	—	Eagle Tax-Exempt Trust
ETF	—	Exchange-Traded Fund
EUR	—	Euro
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Corporation
FHA	—	Federal Housing Authority
FHAG	—	Federal Housing Agency
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRF	—	French Franc
FSA	—	Farm Service Agency
GBP	—	Great British Pound
GDR	—	Global Depositary Receipt
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HCFR	—	Healthcare Facilities Revenue
HEFA	—	Health & Educational Facilities Authority
HEFAR	—	Higher Education Facilities Authority Revenue
HFA	—	Housing Finance Authority
HFFA	—	Health Facilities Financing Authority
HKD	—	Hong Kong Dollar
HUD	—	Housing & Urban Development
HUF	—	Hungarian Forint
IDA	—	Industrial Development Authority
IDAG	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
IEP	—	Irish Pound
JPY	—	Japanese Yen
KRW	—	Republic of Korea Won
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
LP	—	Limited Partnership
MBIA	—	Municipal Bond Insurance Association
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
MMD	—	Municipal Market Data
MTN	—	Medium Term Note
MUD	—	Municipal Utility District
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NATL-RE	—	National Public Finance Guarantee Corporation
NLG	—	Netherlands Guilder
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Finance Authority
PFFA	—	Public Facilities Financing Authority
plc	—	Public Limited Company
PLN	—	Polish Zloty
PSFG	—	Public School Fund Guaranty
R&D	—	Research & Development
RDA	—	Redevelopment Authority
RDFA	—	Redevelopment Finance Authority
REITS	—	Real Estate Investment Trusts
SEK	—	Swedish Krona
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
SGD	—	Singapore Dollar
SKK	—	Slovakian Koruna
SLMA	—	Student Loan Marketing Association
SPDR	—	Standard & Poor’s Depositary Receipts
STIT	—	Short-Term Investment Trust
TBA	—	To Be Announced
TRAN	—	Tax Revenue Anticipation Notes
TRY	—	Turkish Lira
USD	—	United States Dollar
XLCA	—	XL Capital Assurance
ZAR	—	South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	127194 11-10
ADIB/AR139 09-10

ITEM 2.	CODE OF ETHICS
As of the end of the period, September 30, 2010, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT
The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) Audit Fees — Provided below are the aggregate fees billed for the fiscal years ended September 30, 2009 and September 30, 2010 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
For the fiscal years ended September 30, 2009 and September 30, 2010, the Audit Fees were $1,828,460 and $2,794,770, respectively.
(b) Audit-Related Fees — There were no audit-related fees incurred for the fiscal years ended September 30, 2009 and September 30, 2010 for assurance and related services by the principal accountant for the Registrant.
(c) Tax Fees — Provided below are the aggregate fees billed for the fiscal years ended September 30, 2009 and September 30, 2010 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.
For the fiscal years ended September 30, 2009 and September 30, 2010, the Tax Fees were $109,500 and $189,320, respectively. The incurred Tax Fees are comprised of excise tax review services.
For the fiscal years ended September 30, 2009 and September 30, 2010, the Tax Fees were $177,710 and $247,390, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.
(d) All Other Fees — There were no other fees incurred for the fiscal years ended September 30, 2009 and September 30, 2010.
(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.
(e)(2) Not Applicable.
(f) Not Applicable.
(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended September 30, 2009 and September 30, 2010, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.
For the fiscal year ended September 30, 2009, the Registrant incurred non-audit fees in the amount of $70,000. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A.

For the fiscal year ended September 30, 2009, the Registrant’s investment adviser incurred non-audit fees in the amount of $45,000. The non-audit fees relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

(h) The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.

ITEMS 6.	SCHEDULE OF INVESTMENTS
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.
The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES
(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.
(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust
By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: November 29, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: November 29, 2010

By:	/s/ Kasey L. Phillips
Kasey L. Phillips
Treasurer

Date: November 29, 2010